                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                      [ ]

         Post-Effective Amendment No.        2           (333-139763)
                                         ---------        ----------      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.             44       (File No. 811-7195)           [X]
                               ---------

                        (Check appropriate box or boxes)

                     RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                      RiverSource Life Insurance Company
                               (Name of Depositor)

829 Ameriprise Financial Center, Minneapolis, MN                55474
(Address of Depositor's Principal Executive Offices)         (Zip Code)

Depositor's Telephone Number, including Area Code         (612) 671-2237

 Mary Ellyn Minenko, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485
[X] on May 1, 2007 pursuant to paragraph  (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2007


RIVERSOURCE(R)

INNOVATIONS SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


AIM Variable Insurance Funds, Series II Shares                     Goldman Sachs Variable Insurance Trust (VIT)
AllianceBernstein Variable Products Series Fund, Inc. (Class B)    Janus Aspen Series: Service Shares
American Century(R) Variable Portfolios, Inc., Class II            Legg Mason Variable Portfolios I, Inc.
Columbia Funds Variable Insurance Trust                            MFS(R) Variable Insurance Trust(SM) - Service Class
Credit Suisse Trust                                                Oppenheimer Variable Account Funds, Service Shares
Dreyfus Investment Portfolios, Service Share Class                 PIMCO Variable Investment Trust (VIT)
Dreyfus Variable Investment Fund, Service Share Class              Putnam Variable Trust - Class IB Shares
Eaton Vance Variable Trust (VT)                                    RiverSource(R) Variable Portfolio Funds
Fidelity(R) Variable Insurance Products Service Class 2            The Universal Institutional Funds, Inc., Class II Shares
Franklin(R) Templeton(R) Variable Insurance Products               Van Kampen Life Investment Trust Class II Shares
   Trust (FTVIPT) - Class 2                                        Wanger Advisors Trust


Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS ...................................................................3
THE CONTRACT IN BRIEF .......................................................5
EXPENSE SUMMARY .............................................................7
CONDENSED FINANCIAL INFORMATION ............................................14
FINANCIAL STATEMENTS .......................................................14
THE VARIABLE ACCOUNT AND THE FUNDS .........................................14
GUARANTEE PERIOD ACCOUNTS (GPAs) ...........................................31
THE FIXED ACCOUNT ..........................................................32
BUYING YOUR CONTRACT .......................................................34
CHARGES ....................................................................37
VALUING YOUR INVESTMENT ....................................................43
MAKING THE MOST OF YOUR CONTRACT ...........................................45
WITHDRAWALS ................................................................54
TSA -- SPECIAL WITHDRAWAL PROVISIONS .......................................54
CHANGING OWNERSHIP .........................................................55
BENEFITS IN CASE OF DEATH ..................................................55
OPTIONAL BENEFITS ..........................................................59
THE ANNUITY PAYOUT PERIOD ..................................................75
TAXES ......................................................................77
VOTING RIGHTS ..............................................................80
SUBSTITUTION OF INVESTMENTS ................................................80
ABOUT THE SERVICE PROVIDERS ................................................81
ADDITIONAL INFORMATION .....................................................83
APPENDICES TABLE OF CONTENTS AND
   CROSS-REFERENCE TABLE ...................................................84
APPENDIX A: EXAMPLE --
   MARKET VALUE ADJUSTMENT (MVA) ...........................................85
APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES ..................................87
APPENDIX C: EXAMPLE -- DEATH BENEFITS ......................................90
APPENDIX D: EXAMPLE --
   ACCUMULATION PROTECTOR BENEFIT(SM) RIDER ................................93
APPENDIX E: EXAMPLE -- SECURESOURCE(SM) RIDERS .............................95
APPENDIX F: SECURESOURCE(SM) RIDERS --
   ADDITIONAL RMD DISCLOSURE ...............................................99
APPENDIX G: EXAMPLE --
   BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER ..............................100
APPENDIX H: EXAMPLE --
   BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER .........................102
APPENDIX I: PURCHASE PAYMENT CREDITS FOR
   ELIGIBLE CONTRACTS .....................................................104
APPENDIX J: ASSET ALLOCATION PROGRAM FOR
   CONTRACTS PURCHASED BEFORE MAY 1, 2006 .................................105
APPENDIX K: GUARANTOR WITHDRAWAL
   BENEFIT FOR LIFE(SM) RIDER DISCLOSURE ..................................106
APPENDIX L: GUARANTOR(SM) WITHDRAWAL
   BENEFIT RIDER DISCLOSURE ...............................................118
APPENDIX M: INCOME ASSURER BENEFIT(SM) RIDERS .............................126
APPENDIX N: CONDENSED FINANCIAL INFORMATION
   (UNAUDITED) ............................................................135
TABLE OF CONTENTS OF THE STATEMENT OF
   ADDITIONAL INFORMATION .................................................145


CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.


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2 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o     Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o     Roth IRAs under Section 408A of the Code

o     Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the
      Code

o     Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


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4 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:

o "Tax Free" Exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for
      Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

o Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


o Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 77)


o Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


o How long do you plan to keep the contract: The contract has withdrawal charges. (p. 7) Does the contract meet your current and anticipated future needs for liquidity?


o If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?


o The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (p. 7)

o How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (p. 75)


o Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.


o Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (p. 51)



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 5

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among the:


o subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p.
      14)

o GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 31)

o one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 32)

o DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account"). (p. 33)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 50)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age
59 1/2 and may have other tax consequences. Certain other restrictions may apply. (p. 54)

OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits (p. 73). We also offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protection Benefit(SM) Rider" p. 93) and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (SecureSource(SM) - Single Life) or the lifetime of you and your spouse (SecureSource(SM) - Joint Life) ("SecureSource(SM) Riders" p. 61). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year (p. 63). We previously offered other optional living benefits (p. 9). Optional benefits vary by state and may have eligibility requirements.

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 58)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (p. 34)



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6 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

             SEVEN-YEAR SCHEDULE                                  FIVE-YEAR SCHEDULE*
 YEARS FROM PURCHASE       WITHDRAWAL CHARGE          YEARS FROM PURCHASE        WITHDRAWAL CHARGE
   PAYMENT RECEIPT            PERCENTAGE                PAYMENT RECEIPT             PERCENTAGE
         1                        8%                          1                         8%
         2                        8                           2                         7
         3                        7                           3                         6
         4                        7                           4                         4
         5                        6                           5                         2
         6                        5                           Thereafter                0
         7                        3
         Thereafter               0

* The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                                        AND YOUR AIR IS 3.5%, THEN               AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:              YOUR DISCOUNT RATE PERCENT (%) IS:       YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                            5.90%                                    7.40%
 Five-year withdrawal charge schedule                             6.15%                                    7.65%

NONQUALIFIED
 Seven-year withdrawal charge schedule                            6.10%                                    6.25%
 Five-year withdrawal charge schedule                             7.70%                                    7.85%

FOR ALL OTHER CONTRACTS

                                                        AND YOUR AIR IS 3.5%, THEN               AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:              YOUR DISCOUNT RATE PERCENT (%) IS:       YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                            6.00%                                    7.50%
 Five-year withdrawal charge schedule                             6.15%                                    7.65%

NONQUALIFIED
 Seven-year withdrawal charge schedule                            6.20%                                    6.35%
 Five-year withdrawal charge schedule                             7.70%                                    7.85%


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                                 MORTALITY AND          VARIABLE ACCOUNT          TOTAL VARIABLE
                                                EXPENSE RISK FEE      ADMINISTRATIVE CHARGE       ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP Death Benefit                                     0.90%                   0.15%                    1.05%
MAV Death Benefit                                     1.10                    0.15                     1.25
5% Accumulation Death Benefit                         1.25                    0.15                     1.40
Enhanced Death Benefit                                1.30                    0.15                     1.45

NONQUALIFIED ANNUITIES
ROP Death Benefit                                     1.05                    0.15                     1.20
MAV Death Benefit                                     1.25                    0.15                     1.40
5% Accumulation Death Benefit                         1.40                    0.15                     1.55
Enhanced Death Benefit                                1.45                    0.15                     1.60

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                                 MORTALITY AND          VARIABLE ACCOUNT          TOTAL VARIABLE
                                                EXPENSE RISK FEE      ADMINISTRATIVE CHARGE       ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP Death Benefit                                     1.00%                   0.15%                    1.15%
MAV Death Benefit                                     1.20                    0.15                     1.35
5% Accumulation Death Benefit                         1.35                    0.15                     1.50
Enhanced Death Benefit                                1.40                    0.15                     1.55

NONQUALIFIED ANNUITIES
ROP Death Benefit                                     1.15                    0.15                     1.30
MAV Death Benefit                                     1.35                    0.15                     1.50
5% Accumulation Death Benefit                         1.50                    0.15                     1.65
Enhanced Death Benefit                                1.55                    0.15                     1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP Death Benefit                                     1.20%                   0.15%                    1.35%
MAV Death Benefit                                     1.40                    0.15                     1.55
5% Accumulation Death Benefit                         1.55                    0.15                     1.70
Enhanced Death Benefit                                1.60                    0.15                     1.75

NONQUALIFIED ANNUITIES
ROP Death Benefit                                     1.35                    0.15                     1.50
MAV Death Benefit                                     1.55                    0.15                     1.70
5% Accumulation Death Benefit                         1.70                    0.15                     1.85
Enhanced Death Benefit                                1.75                    0.15                     1.90


------------------------------------------------------------------------------

8 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                                 $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                                                                       0.25%
BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                                                                  0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                            MAXIMUM: 1.75%     CURRENT: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

SECURESOURCE(SM) - SINGLE LIFE RIDER FEE(1)                                             MAXIMUM: 1.50%     CURRENT: 0.65%
SECURESOURCE(SM) - JOINT LIFE RIDER FEE(1)                                              MAXIMUM: 1.75%     CURRENT: 0.85%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE(1)                                  MAXIMUM: 1.50%     CURRENT: 0.65%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE(1)                                           MAXIMUM: 1.50%     CURRENT: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                              MAXIMUM: 1.50%     CURRENT: 0.30%(2)
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE                     MAXIMUM: 1.75%     CURRENT: 0.60%(2)
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE   MAXIMUM: 2.00%     CURRENT: 0.65%(2)


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) In states where the SecureSource(SM) riders are not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where both the SecureSource(SM) riders and the Guarantor Withdrawal Benefit for Life(SM) rider are not available, you may select the Guarantor(SM) Withdrawal Benefit rider;
      see disclosure in Appendix L.

(2) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
      Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
      Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
      Base -- 0.75%.

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                              MINIMUM          MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                0.51%            1.86%

(a)   Each fund deducts management fees and other expenses from fund assets.
      Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
      Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*


(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                 GROSS TOTAL
                                                                           MANAGEMENT    12b-1       OTHER         ANNUAL
                                                                              FEES       FEES       EXPENSES      EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                                   0.72%      0.25%       0.30%**      1.27%(1),(2)
AIM V.I. Capital Appreciation Fund, Series II Shares                          0.61       0.25        0.30**       1.16(1)
AIM V.I. Capital Development Fund, Series II Shares                           0.75       0.25        0.35**       1.35(1),(2)
AIM V.I. Global Health Care Fund, Series II Shares                            0.75       0.25        0.36**       1.36(1)
AIM V.I. International Growth Fund, Series II Shares                          0.72       0.25        0.39**       1.36(1)
AIM V.I. Mid Cap Core Equity Fund, Series II Shares                           0.72       0.25        0.34**       1.31(1)
AllianceBernstein VPS Balanced Shares Portfolio (Class B)                     0.55       0.25        0.18         0.98
AllianceBernstein VPS Global Technology Portfolio (Class B)                   0.75       0.25        0.18         1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                   0.55       0.25        0.06         0.86
AllianceBernstein VPS International Value Portfolio (Class B)                 0.75       0.25        0.10         1.10
American Century VP Inflation Protection, Class II                            0.49       0.25        0.01         0.75
American Century VP International, Class II                                   1.13       0.25          --         1.38
American Century VP Mid Cap Value, Class II                                   0.90       0.25          --         1.15
American Century VP Ultra(R), Class II                                        0.90       0.25          --         1.15
American Century VP Value, Class II                                           0.83       0.25          --         1.08
Columbia High Yield Fund, Variable Series, Class B                            0.55       0.25        0.32         1.12(3)
Columbia Marsico Growth Fund, Variable Series, Class A                        0.74       --          0.27         1.01(3)
Columbia Marsico International Opportunities Fund, Variable Series,
 Class B                                                                      0.80       0.25        0.32         1.37(3)
Columbia Small Cap Value Fund, Variable Series, Class B                       0.80       0.25        0.11         1.16(4)
Credit Suisse Trust - Commodity Return Strategy Portfolio                     0.50       0.25        0.51         1.26(5)
Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares          0.75       0.25        0.06**       1.06(6)
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares     0.75       0.25        0.12**       1.12
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares       0.75       0.25        0.07         1.07
Dreyfus Variable Investment Fund International Equity Portfolio,
 Service Shares                                                               0.75       0.25        0.28         1.28
Dreyfus Variable Investment Fund International Value Portfolio,
Service Shares                                                                1.00       0.25        0.19         1.44(6)
Eaton Vance VT Floating-Rate Income Fund                                      0.57       0.25        0.37         1.19
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                       0.57       0.25        0.09         0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                              0.57       0.25        0.12         0.94
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2               0.32       0.25        0.12         0.69
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                             0.57       0.25        0.11         0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                            0.72       0.25        0.16         1.13
FTVIPT Franklin Income Securities Fund - Class 2                              0.46       0.25        0.01         0.72
FTVIPT Franklin Rising Dividends Securities Fund - Class 2                    0.60       0.25        0.03**       0.88(7)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                0.48       0.25        0.30**       1.03(7)
FTVIPT Mutual Shares Securities Fund - Class 2                                0.60       0.25        0.21         1.06
FTVIPT Templeton Global Income Securities Fund - Class 2                      0.56       0.25        0.16         0.97
FTVIPT Templeton Growth Securities Fund - Class 2                             0.74       0.25        0.04         1.03
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                   0.80         --        0.07         0.87(8)
Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares          0.65         --        0.07         0.72(8)
Janus Aspen Series Large Cap Growth Portfolio: Service Shares                 0.64       0.25        0.05**       0.94
Legg Mason Partners Variable Small Cap Growth Portfolio, Class I              0.75         --        0.21**       0.96
MFS(R) Investors Growth Stock Series - Service Class                          0.75       0.25        0.12         1.12
MFS(R) New Discovery Series - Service Class                                   0.90       0.25        0.13         1.28



------------------------------------------------------------------------------

10 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                 GROSS TOTAL
                                                                           MANAGEMENT    12b-1       OTHER         ANNUAL
                                                                              FEES       FEES       EXPENSES      EXPENSES
MFS(R) Total Return Series - Service Class                                    0.75%      0.25%       0.10%        1.10%(9)
MFS(R) Utilities Series - Service Class                                       0.75       0.25        0.11         1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares                      0.64       0.25        0.03**       0.92(10)
Oppenheimer Global Securities Fund/VA, Service Shares                         0.62       0.25        0.04**       0.91(10)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                     0.72       0.25        0.03**       1.00(10)
Oppenheimer Strategic Bond Fund/VA, Service Shares                            0.62       0.25        0.02**       0.89(10)
PIMCO VIT All Asset Portfolio, Advisor Share Class                            0.18       0.25        0.86**       1.29
Putnam VT Health Sciences Fund - Class IB Shares                              0.70       0.25        0.15**       1.10
Putnam VT International Equity Fund - Class IB Shares                         0.74       0.25        0.19**       1.18
Putnam VT Small Cap Value Fund - Class IB Shares                              0.76       0.25        0.09**       1.10
Putnam VT Vista Fund - Class IB Shares                                        0.65       0.25        0.15**       1.05
RiverSource(R) Variable Portfolio - Cash Management Fund                      0.33       0.13        0.14         0.60(11)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                     0.46       0.13        0.15**       0.74(11)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund            0.64       0.13        0.14**       0.91(11),(12)
RiverSource(R) Variable Portfolio - Emerging Markets Fund                     1.13       0.13        0.25**       1.51(11),(12)
RiverSource(R) Variable Portfolio - Fundamental Value Fund                    0.72       0.13        0.17**       1.02(11),(12),(13)
RiverSource(R) Variable Portfolio - Global Inflation Protected
 Securities Fund                                                              0.44       0.13        0.15**       0.72(11),(13)
RiverSource(R) Variable Portfolio - Growth Fund                               0.71       0.13        0.17**       1.01(11),(12)
RiverSource(R) Variable Portfolio - High Yield Bond Fund                      0.59       0.13        0.16**       0.88(11)
RiverSource(R) Variable Portfolio - Income Opportunities Fund                 0.61       0.13        0.16**       0.90(11),(13)
RiverSource(R) Variable Portfolio - International Opportunity Fund            0.76       0.13        0.19**       1.08(11),(12)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                     0.57       0.13        0.13**       0.83(11),(12)
RiverSource(R) Variable Portfolio - Large Cap Value Fund                      0.60       0.13        0.50**       1.23(11),(13)
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                       0.60       0.13        0.15**       0.88(11),(12),(13)
RiverSource(R) Variable Portfolio - Mid Cap Value Fund                        0.72       0.13        0.22**       1.07(11),(12),(13)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                        0.22       0.13        0.16**       0.51(11),(13)
RiverSource(R) Variable Portfolio - Select Value Fund                         0.72       0.13        0.37**       1.22(11),(12),(13)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund       0.48       0.13        0.16**       0.77(11)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                      1.00       0.13        0.19**       1.32(11),(12),(13)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares          0.56       0.25        0.03         0.84
Van Kampen UIF Global Real Estate Portfolio, Class II Shares                  0.85       0.35        0.66         1.86(14)
Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares                      0.75       0.35        0.31         1.41(14)
Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares                    0.73       0.35        0.28         1.36(14)
Wanger International Small Cap                                                0.91         --        0.10         1.01
Wanger U.S. Smaller Companies                                                 0.90         --        0.05         0.95

 * The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies
      (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)   Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
      Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value
      Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund,
      Series II Shares.

(3) The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees. The Fund's Investment Adviser and Distributor have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses (subject to certain exclusions) through April 30, 2008. After fee waivers and expense reimbursements net expenses would be 0.66% for Columbia High Yield Fund, Variable Series,
      Class B. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 11

(4) Other expenses have been restated to reflect contractual changes to fees paid by the Fund. The Fund's Advisor and Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses
      (subject to certain exclusions). After fee waivers and expense reimbursements net expenses would be 1.10% for Columbia Small Cap Value
      Fund, Variable Series, Class B. This arrangement may be modified or terminated by the advisor or distributor at any time.

(5) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.

(6) The Dreyfus Corporation has agreed, until Dec. 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares and
      1.40% for Dreyfus Variable Investment Fund International Value
      Portfolio, Service Shares.

(7) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
      Commission (SEC). After fee reductions net expenses would be 0.87% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.02% for
      FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.

(8) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
      Investment Adviser has voluntarily agreed to limit "Other expenses"
      (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares and 0.044% of the Fund's average daily net assets for Goldman Sachs VIT Structured
      U.S. Equity Fund - Institutional Shares. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(9)   The Fund's management fee as set forth in its Investment Advisory
      Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
      Board of Trustees.

(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
      Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(11) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(12) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for RiverSource(R)
      Variable Portfolio - Fundamental Value Fund, 0.10% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund and 0.06% for RiverSource(R)
      Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
      Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets
      Fund, 0.11% for RiverSource(R) Variable Portfolio - Growth Fund, 0.01% for RiverSource(R) Variable Portfolio - International Opportunity Fund,
      0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity Fund,
      0.02% for RiverSource(R) Variable Portfolio - Mid Cap Value Fund and
      0.05% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.07% for RiverSource(R) Variable Portfolio -
      Fundamental Value Fund, 0.72% for RiverSource(R) Variable Portfolio -
      Global Inflation Protected Securities Fund, 0.99% for RiverSource(R)
      Variable Portfolio - Income Opportunities Fund, 1.05% for RiverSource(R)
      Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(R)
      Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(R)
      Variable Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R)
      Variable Portfolio - Select Value Fund and 1.20% for RiverSource(R)
      Variable Portfolio - Small Cap Value Fund.

(14) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate
      Portfolio, Class II Shares, 1.15% for Van Kampen UIF Mid Cap Growth
      Portfolio, Class II Shares and 1.26% for Van Kampen UIF U.S. Real Estate
      Portfolio, Class II Shares.





------------------------------------------------------------------------------

12 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENTLY OFFERED

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit SecureSource(SM) - Joint Life rider and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                        1 YEAR     3 YEARS     5 YEARS    10 YEARS   1 YEARS     3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $ 1,356.27  $ 2,359.43  $ 3,350.21  $ 5,423.92  $ 556.27  $ 1,659.43  $ 2,750.21  $ 5,423.92
Five-year withdrawal charge schedule      1,387.02    2,345.77    3,084.45    5,645.56    587.02    1,745.77    2,884.45    5,645.56

QUALIFIED ANNUITY                           1 YEAR     3 YEARS     5 YEARS    10 YEARS   1 YEARS     3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $ 1,340.89  $ 2,316.05  $ 3,282.43  $ 5,310.47  $ 540.89  $ 1,616.05  $ 2,682.43  $ 5,310.47
Five-year withdrawal charge schedule      1,371.64    2,302.67    3,017.55    5,535.61    571.64    1,702.67    2,817.55    5,535.61

PREVIOUSLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds for contracts we offered prior to May 1, 2007. They assume that you selected the MAV Death Benefit, Income Assurer Benefit(SM) -- Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                        1 YEAR     3 YEARS     5 YEARS    10 YEARS   1 YEARS     3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or after
May 1, 2006 and if available
in your state                           $ 1,386.89  $ 2,482.44  $ 3,607.61  $ 6,204.96  $ 586.89  $ 1,782.44  $ 3,007.61  $ 6,204.96
Seven-year withdrawal charge schedule
for all other contracts                   1,397.14    2,511.72    3,653.87    6,284.00    597.14    1,811.72    3,053.87    6,284.00
Five-year withdrawal charge schedule      1,417.64    2,470.09    3,345.79    6,439.55    617.64    1,870.09    3,145.79    6,439.55

QUALIFIED ANNUITY                           1 YEAR     3 YEARS     5 YEARS    10 YEARS   1 YEARS     3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or
after May 1, 2006 and if available
in your state                           $ 1,371.52  $ 2,438.41  $ 3,537.84  $ 6,084.80  $ 571.52  $ 1,738.41  $ 2,937.84  $ 6,084.80
Seven-year withdrawal charge schedule
for all other contracts                   1,381.77    2,467.78    3,584.40    6,165.12    581.77    1,767.78    2,984.40    6,165.12
Five-year withdrawal charge schedule      1,402.27    2,426.34    3,276.92    6,323.20    602.27    1,826.34    3,076.92    6,323.20



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 13

ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits, and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                        1 YEAR     3 YEARS     5 YEARS    10 YEARS   1 YEARS     3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or
after May 1, 2006 and if
available in your state                 $   977.02  $ 1,248.39  $ 1,544.14  $ 2,050.92  $ 177.02  $   548.39  $   944.14  $ 2,050.92
Seven-year withdrawal charge schedule
for all other contracts                     987.27    1,279.56    1,596.76    2,159.44    187.27      579.56      996.76    2,159.44
Five-year withdrawal charge schedule      1,007.77    1,241.69    1,301.35    2,373.32    207.77      641.69    1,101.35    2,373.32

QUALIFIED ANNUITY                           1 YEAR     3 YEARS     5 YEARS    10 YEARS   1 YEARS     3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or
after May 1, 2006 and if
available in your state                 $   961.64  $ 1,201.52  $ 1,464.79  $ 1,886.12  $ 161.64  $   501.52  $   864.79  $ 1,886.12
Seven-year withdrawal charge schedule
for all other contracts                     971.89    1,232.78    1,517.74    1,996.25    171.89      532.78      917.74    1,996.25
Five-year withdrawal charge schedule        992.39    1,195.11    1,222.99    2,213.31    192.39      595.11    1,022.99    2,213.31

(1) In these examples, the $40 contract administrative charge is estimated as a .017% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix N.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


------------------------------------------------------------------------------

14 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

      o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

      o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

      o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
            Section 817(h) of the Code.


      o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


      o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


      o REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 15

            Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").


            The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


      o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:


            o Compensating, training and educating investment professionals who sell the contracts.

            o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

            o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

            o Providing sub-transfer agency and shareholder servicing to contract owners.

            o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

            o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

            o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

            o Subaccounting, transaction processing, recordkeeping and administration.

      o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

      o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


------------------------------------------------------------------------------

16 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value       N            Y            Long-term growth of capital. Invests at least 65%     A I M Advisors, Inc.
Fund, Series II Shares                               of its total assets in equity securities of U.S.
                                                     issuers that have market capitalizations of greater
                                                     than $500 million and are believed to be
                                                     undervalued in relation to long-term earning power
                                                     or other factors. The fund may invest up to 25% of
                                                     its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital           Y            Y            Growth of capital. Invests principally in common      A I M Advisors, Inc.
Appreciation Fund, Series                            stocks of companies likely to benefit from new or
II Shares                                            innovative products, services or processes as well
                                                     as those with above-average long-term growth and
                                                     excellent prospects for future growth. The fund can
                                                     invest up to 25% of its total assets in foreign
                                                     securities that involve risks not associated with
                                                     investing solely in the United States.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital           Y            Y            Long-term growth of capital. Invests primarily in     A I M Advisors, Inc.
Development Fund, Series                             securities (including common stocks, convertible
II Shares                                            securities and bonds) of small- and medium-sized
                                                     companies. The Fund may invest up to 25% of its
                                                     total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Health     Y            Y            Capital growth. The fund seeks to meet its            A I M Advisors, Inc.
Care Fund, Series II                                 objective by investing, normally, at least 80% of
Shares                                               its assets in securities of health care industry
                                                     companies. The fund may invest up to 20% of its
                                                     total assets in companies located in developing
                                                     countries, i.e., those countries that are in the
                                                     initial stages of their industrial cycles. The fund
                                                     may also invest up to 5% of its total assets in
                                                     lower-quality debt securities, i.e., junk bonds.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International     Y            Y            Long-term growth of capital. Invests primarily in a   A I M Advisors, Inc.
Growth Fund, Series II                               diversified portfolio of international equity
Shares                                               securities, whose issuers are considered to have
                                                     strong earnings momentum. The fund may invest up to
                                                     20% of its total assets in security issuers located
                                                     in developing countries and in securities
                                                     exchangeable for or convertible into equity
                                                     securities of foreign companies.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 17

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core      N            Y            Long-term growth of capital. Invests normally at      A I M Advisors, Inc.
Equity Fund, Series II                               least 80% of its net assets, plus the amount of any
Shares                                               borrowings for investment purposes, in equity
                                                     securities, including convertible securities, of
                                                     medium sized companies. The fund may invest up to
                                                     20% of its net assets in equity securities of
                                                     companies in other market capitalization ranges or
                                                     in investment grade debt securities. The fund may
                                                     also invest up to 25% of its total assets in
                                                     foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS      N            Y            Total return consistent with reasonable risk,         AllianceBernstein L.P.
Balanced Shares Portfolio                            through a combination of income and longer-term
(Class B)                                            growth of capital. Invests primarily in U.S.
                                                     government and agency obligations, bonds,
                                                     fixed-income and equity securities of non-U.S.
                                                     issuers (including short- and long-term debt
                                                     securities and preferred stocks to the extent the
                                                     Advisor deems best adapted to the current economic
                                                     and market outlook), and common stocks.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS      Y            Y            Long-term growth of capital. The Fund invests at      AllianceBernstein L.P.
Global Technology                                    least 80% of its net assets in securities of
Portfolio (Class B)                                  companies that use technology extensively in the
                                                     development of new or improved products or
                                                     processes. Invests in a global portfolio of
                                                     securities of U.S. and foreign companies selected
                                                     for their growth potential.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          Y            Y            Long-term growth of capital. Invests primarily in     AllianceBernstein L.P.
VPS Growth and                                       the equity securities of domestic companies that
Income Portfolio                                     the Advisor deems to be undervalued.
(Class B)

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein          Y            Y            Long-term growth of capital. Invests primarily in a   AllianceBernstein L.P.
VPS International                                    diversified portfolio of equity securities of
Value Portfolio                                      established companies selected from more than 40
(Class B)                                            industries and from more than 40 developed and
                                                     emerging market countries.

------------------------------------------------------------------------------------------------------------------------------------
American Century           N            Y            Long-term total return. To protect against U.S.       American Century
VP Inflation                                         inflation.                                            Investment
Protection, Class II                                                                                       Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
American Century           N            Y            Capital growth. Invests primarily in stocks of        American Century
VP International,                                    growing foreign companies in developed countries.     Global Investment
Class II                                                                                                   Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

18 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
American Century           Y            Y            Long-term capital growth with income as a secondary   American Century
VP Mid Cap Value,                                    objective. Long-term capital growth with income as    Investment
Class II                                             secondary objective. Invests primarily in stocks of   Management, Inc.
                                                     companies that management believes are undervalued
                                                     at the time of purchase. The fund will invest at
                                                     least 80% of its assets in securities of companies
                                                     whose market capitalization at the time of purchase
                                                     is within the capitalization range of the Russell
                                                     3000 Index, excluding the largest 100 such
                                                     companies.

------------------------------------------------------------------------------------------------------------------------------------
American Century           Y            Y            Long-term capital growth. Analytical research tools   American Century
VP Ultra(R), Class II                                and techniques are used to identify the stocks of     Investment
                                                     larger-sized companies that appear to have the best   Management, Inc.
                                                     opportunity of sustaining long-term above average
                                                     growth.

------------------------------------------------------------------------------------------------------------------------------------
American Century           Y            Y            Long-term capital growth, with income as a secondary  American Century
VP Value, Class II                                   objective. Invests primarily in stocks of companies   Investment
                                                     that management believes to be undervalued at the     Management, Inc.
                                                     time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
Columbia High              Y            Y            High level of current income with capital             Columbia Management
Yield Fund,                                          appreciation as a secondary objective when            Advisors, LLC
Variable Series,                                     consistent with the goal of high current income. The
Class B                                              Fund normally invests at least 80% of its net assets
                                                     (plus any borrowings for investment purposes) in
                                                     high yielding corporate debt securities, such as
                                                     bonds, debentures and notes that are rated below
                                                     investment grade, or unrated securities which the
                                                     Fund's investment advisor has determined to be of
                                                     comparable quality. No more than 10% of the Fund's
                                                     total assets will normally be invested in securities
                                                     rated CCC or lower by S&P or Caa or lower by
                                                     Moody's.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico           Y            Y            Long-term growth of capital. The Fund invests         Columbia Management
Growth Fund,                                         primarily in equity securities of                     Advisors, LLC (advisor);
Variable Series,                                     large-capitalization companies that are selected for  Marsico Capital
Class A                                              their growth potential. It generally holds a core     Management, LLC
                                                     position of between 35 and 50 common stocks. It may   (sub-advisor)
                                                     hold up to 25% of its assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico           Y            Y            Long-term growth of capital. The Fund normally        Columbia Management
International                                        invests at least 65% of its assets in common stocks   Advisors, LLC (advisor);
Opportunities Fund,                                  of foreign companies. While the Fund may invest in    Marsico Capital
Variable Series,                                     companies of any size, it focuses on large            Management, LLC
Class B                                              companies. These companies are selected for their     (sub-advisor)
                                                     long-term growth potential. The Fund normally
                                                     invests in issuers from at least three different
                                                     countries not including the United States and
                                                     generally holds a core position of 35 to 50 common
                                                     stocks. The Fund may invest in common stocks of
                                                     companies operating in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 19

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Columbia Small Cap Value   Y            Y            Long-term growth by investing primarily in smaller    Columbia Management
Fund, Variable Series,                               capitalization (small-cap) equities. Under normal     Advisors, LLC
Class B                                              market conditions, the Fund invests at least 80% of
                                                     its net assets (plus any borrowings for investment
                                                     purposes) in small-cap stocks. When purchasing
                                                     securities for the Fund, the advisor generally
                                                     chooses securities of companies it believes are
                                                     undervalued. The Fund may invest up to 10% of its
                                                     assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust -      Y            Y            Total return. Invests in commodity-linked derivative  Credit Suisse Asset
Commodity Return                                     instruments backed by a portfolio of short-maturity   Management, LLC
Strategy Portfolio                                   investment-grade fixed income securities normally
                                                     having an average duration of one year or less.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment         N            Y            Investment results greater than the total return      The Dreyfus Corporation
Portfolios MidCap                                    performance of publicly traded common stocks of
Stock Portfolio,                                     medium-sized domestic companies in the aggregate, as
Service Shares                                       represented by the Standard & Poor's Midcap 400
                                                     Index. The portfolio normally invests at least 80%
                                                     of its assets in stocks of mid-size companies. The
                                                     portfolio invests in growth and value stocks, which
                                                     are chosen through a disciplined investment process
                                                     that combines computer modeling techniques,
                                                     fundamental analysis and risk management.
                                                     Consistency of returns compared to the S&P 400 is a
                                                     primary goal of the investment process. The
                                                     portfolio's stock investments may include common
                                                     stocks, preferred stocks, convertible securities and
                                                     depository receipts, including those issued in
                                                     initial public offerings or shortly thereafter.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment         N            Y            Capital appreciation. The portfolio invests, under    The Dreyfus Corporation
Portfolios                                           normal circumstances, at least 80% of its assets in
Technology                                           the stocks of growth companies of any size that
Growth Portfolio,                                    Dreyfus believes to be leading producers or
Service Shares                                       beneficiaries of technological innovation. Up to 25%
                                                     of the portfolio's assets may be in foreign
                                                     securities. The portfolio's stock investments may
                                                     include common stocks, preferred stocks and
                                                     convertible securities.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable           N            Y            Long-term capital growth consistent with the          The Dreyfus Corporation;
Investment Fund                                      preservation of capital. Its secondary goal is        Fayez Sarofim & Co.
Appreciation                                         current income. To pursue these goals, the portfolio  (sub-advisor)
Portfolio,                                           normally invests at least 80% of its assets in
Service Shares                                       common stocks. The portfolio focuses on "blue chip"
                                                     companies with total market capitalizations of more
                                                     than $5 billion at the time of purchase, including
                                                     multinational companies. These established companies
                                                     have demonstrated sustained patterns of
                                                     profitability, strong balance sheets, an expanding
                                                     global presence and the potential to achieve
                                                     predictable, above-average earnings growth.

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



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20 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable           Y            Y            Capital growth. To pursue this goal, the portfolio    The Dreyfus Corporation,
Investment Fund                                      primarily invests in growth stocks of foreign         investment adviser
International                                        companies. Normally, the portfolio invests at least
Equity Portfolio,                                    80% of its assets in stocks, including common
Service Shares                                       stocks, preferred stocks and convertible securities,
                                                     including those purchased in initial public offering.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable           Y            Y            Long-term capital growth. To pursue this goal, the    The Dreyfus Corporation
Investment Fund                                      portfolio normally invests at least 80% of its
International                                        assets in stocks. The portfolio ordinarily invests
Value Portfolio,                                     most of its assets in securities of foreign
Service Shares                                       companies which Dreyfus considers to be value
                                                     companies. The portfolio's stock investments may
                                                     include common stocks, preferred stocks and
                                                     convertible securities, including those purchased in
                                                     initial public offerings or shortly thereafter. The
                                                     portfolio may invest in companies of any size. The
                                                     portfolio may also invest in companies located in
                                                     emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance                Y            Y            High level of current income. Non-diversified mutual  Eaton Vance Management
VT Floating-Rate                                     fund that normally invests primarily in senior
Income Fund                                          floating rate loans ("Senior Loans"). Senior Loans
                                                     typically are of below investment grade quality and
                                                     have below investment grade credit ratings, which
                                                     ratings are associated with having high risk,
                                                     speculative characteristics. Investments are
                                                     actively managed, and may be bought or sold on a
                                                     daily basis (although loans are generally held until
                                                     repaid). The investment adviser's staff monitors the
                                                     credit quality of the Fund holdings, as well as
                                                     other investments that are available. The Fund may
                                                     invest up to 25% of its total assets in foreign
                                                     securities and may engage in certain hedging
                                                     transactions.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP            Y            Y            Long-term capital appreciation. Normally invests      Fidelity Management &
Contrafund(R)                                        primarily in common stocks. Invests in securities of   Research Company
Portfolio                                            companies whose value it believes is not fully        (FMR), investment
Service Class 2                                      recognized by the public. Invests in either "growth"  manager; FMR U.K.
                                                     stocks or "value" stocks or both. The fund invests    and FMR Far East,
                                                     in domestic and foreign issuers.                      sub-investment advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP            N            Y            Achieve capital appreciation. Normally invests        Fidelity Management &
Growth Portfolio                                     primarily in common stocks. Invests in companies      Research Company
Service Class 2                                      that it believes have above-average growth potential  (FMR), investment
                                                     (stocks of these companies are often called "growth"  manager; FMR U.K.,
                                                     stocks). The Fund invests in domestic and foreign     FMR Far East,
                                                     issuers.                                              sub-investment advisers.

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



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 21

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP            Y            Y            High level of current income consistent with the      Fidelity Management &
Investment Grade                                     preservation of capital. Normally invests at least    Research Company (FMR),
Bond Portfolio                                       80% of assets in investment-grade debt securities     investment manager;
Service Class 2                                      (those of medium and high quality) of all types and   FMR U.K., FMR Far East,
                                                     repurchase agreements for those securities.           sub-investment advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP            Y            Y            Long-term growth of capital. Normally invests         Fidelity Management &
Mid Cap Portfolio                                    primarily in common stocks. Normally invests at       Research Company (FMR),
Service Class 2                                      least 80% of assets in securities of companies with   investment manager;
                                                     medium market capitalizations. May invest in          FMR U.K., FMR Far East,
                                                     companies with smaller or larger market               sub-investment advisers.
                                                     capitalizations. Invests in domestic and foreign
                                                     issuers. The Fund invests in either "growth" or
                                                     "value" common stocks or both.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP            Y            Y            Long-term growth of capital. Normally invests         Fidelity Management &
Overseas Portfolio                                   primarily in common stocks of foreign securities.     Research Company (FMR),
Service Class 2                                      Normally invests at least 80% of assets in non-U.S.   investment manager;
                                                     securities.                                           FMR U.K., FMR Far East,
                                                                                                           Fidelity International
                                                                                                           Investment Advisors
                                                                                                           (FIIA) and FIIA U.K.,
                                                                                                           sub-investment advisers.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin            Y            Y            Maximize income while maintaining prospects for       Franklin Advisers, Inc.
Income Securities                                    capital appreciation. The Fund normally invests in
Fund - Class 2                                       both equity and debt securities. The Fund seeks
                                                     income by investing in corporate, foreign and U.S.
                                                     Treasury bonds as well as stocks with dividend
                                                     yields the manager believes are attractive.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin            N            Y            Long-term capital appreciation, with preservation of  Franklin Advisory
Rising Dividends                                     capital as an important consideration. The Fund       Services, LLC
Securities Fund -                                    normally invests at least 80% of its net assets in
Class 2                                              investments of companies that have paid rising
                                                     dividends, and normally invests predominantly in
                                                     equity securities.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin            N            Y            Long-term capital growth. The Fund normally invests   Franklin Advisers, Inc.
Small-Mid Cap                                        at least 80% of its net assets in investments of
Growth Securities                                    small capitalization (small cap) and mid
Fund - Class 2                                       capitalization (mid cap) companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual              N            Y            Capital appreciation, with income as a secondary      Franklin Mutual
Shares Securities                                    goal. The Fund normally invests primarily in equity   Advisers, LLC
Fund - Class 2                                       securities of companies that the manager believes
                                                     are undervalued. The Fund also invests, to a lesser
                                                     extent in risk arbitrage securities and distressed
                                                     companies.

------------------------------------------------------------------------------------------------------------------------------------



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22 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton           Y            Y            High current income consistent with preservation of   Franklin Advisers, Inc.
Global Income                                        capital, with capital appreciation as a secondary
Securities Fund -                                    consideration. The Fund normally invests mainly in
Class 2                                              debt securities of governments and their political
                                                     subdivisions and agencies, supranational
                                                     organizations and companies located anywhere in the
                                                     world, including emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton           Y            Y            Long-term capital growth. The Fund normally invests   Franklin Advisers, Inc.
Growth Securities                                    primarily in equity securities of companies located
Fund - Class 2                                       anywhere in the world, including those in the U.S.
                                                     and in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs              Y            Y            Long-term capital appreciation. The Fund invests,     Goldman Sachs Asset
VIT Mid Cap                                          under normal circumstances, at least 80% of its net   Management, L.P.
Value Fund -                                         assets plus any borrowings for investment purposes
Institutional Shares                                 (measured at time of purchase) ( "Net Assets ") in a
                                                     diversified portfolio of equity investments in
                                                     mid-cap issuers with public stock market
                                                     capitalizations (based upon shares available for
                                                     trading on an unrestricted basis) within the range
                                                     of the market capitalization of companies
                                                     constituting the Russell Midcap(R) Value Index at
                                                     the time of investment. If the market capitalization
                                                     of a company held by the Fund moves outside this
                                                     range, the Fund may, but is not required to, sell
                                                     the securities. The capitalization range of the
                                                     Russell Midcap(R) Value Index is currently between
                                                     $613 million and $18.3 billion. Although the Fund
                                                     will invest primarily in publicly traded U.S.
                                                     securities, it may invest up to 25% of its Net
                                                     Assets in foreign securities, including securities
                                                     of issuers in countries with emerging markets or
                                                     economies ("emerging countries") and securities
                                                     quoted in foreign currencies. The Fund
                                                     may invest in the aggregate up to 20% of its Net
                                                     Assets in companies with public stock market
                                                     capitalizations outside the range of companies
                                                     constituting the Russell Midcap(R) Value Index at
                                                     the time of investment and in fixed-income
                                                     securities, such as government, corporate and bank
                                                     debt obligations.

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



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 23

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs              Y            Y            Long-term growth of capital and dividend income. The  Goldman Sachs Asset
VIT Structured                                       Fund invests, under normal circumstances, at least    Management, L.P.
U.S. Equity Fund -                                   90% of its total assets (not including securities
Institutional Shares                                 lending collateral and any investment of that
                                                     collateral) measured at time of purchase ( "Total
                                                     Assets ") in a diversified portfolio of equity
                                                     investments in U.S. issuers, including foreign
                                                     companies that are traded in the United States.
                                                     However, it is currently anticipated that, under
                                                     normal circumstances, the Fund will invest at least
                                                     95% of its net assets plus any borrowings for
                                                     investment purposes (measured at the time of
                                                     purchase) in such equity investments. The Fund's
                                                     investments are selected using both a variety of
                                                     quantitative techniques and fundamental research in
                                                     seeking to maximize the Fund's expected return,
                                                     while maintaining risk, style, capitalization and
                                                     industry characteristics similar to the S&P 500
                                                     Index. The Fund seeks a broad representation in most
                                                     major sectors of the U.S. economy and a portfolio
                                                     consisting of companies with average long-term
                                                     earnings growth expectations and dividend yields.
                                                     The Fund is not required to limit its investments to
                                                     securities in the S&P 500 Index. The Fund's
                                                     investments in fixed-income securities are limited
                                                     to securities that are considered cash equivalents.

------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series         Y            Y            Long-term growth of capital in a manner consistent    Janus Capital
Large Cap Growth                                     with the preservation of capital. Invests under
Portfolio:                                           normal circumstances at least 80% of its net assets
Service Shares                                       in common stocks of large-sized companies.
                                                     Large-sized companies are those whose market
                                                     capitalization falls within the range of companies
                                                     in the Russell 1000(R) Index at the time of
                                                     purchase.

------------------------------------------------------------------------------------------------------------------------------------
Legg Mason                 Y            Y            Long-term growth of capital. Under normal             Legg Mason Partners Fund
Partners Variable                                    circumstances, the fund invests at least 80% of its   Advisor, LLC, adviser;
Small Cap Growth                                     net assets in equity securities of companies with     ClearBridge Advisors,
Portfolio, Class I                                   small market capitalizations and related              LLC, subadviser
                                                     investments.

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors           N            Y            Capital appreciation. Normally invests at least 80%   MFS Investment
Growth Stock                                         of the fund's net assets in equity securities of      Management(R)
Series -                                             companies MFS believes to have above average
Service Class                                        earnings growth potential compared to other
                                                     companies (growth companies).

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) New                 N            Y            Capital appreciation. Invests in stocks of companies  MFS Investment
Discovery Series -                                   MFS believes to have above average earnings growth    Management(R)
Service Class                                        potential compared to other companies (growth
                                                     companies).

------------------------------------------------------------------------------------------------------------------------------------



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24 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total               Y            Y            Total return. Invests primarily in equity and fixed   MFS InvestmenT
Return Series -                                      income securities. MFS invests between 40% and 75%    Management(R)
Service Class                                        of the fund's net assets in equity securities and at
                                                     least 25% of the fund's total assets in fixed-income
                                                     senior securities.

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities           Y            Y            Total return Normally invests at least 80% of the     MFS InvestmenT
Series -                                             fund's net assets in securities of issuers in the     Management(R)
Service Class                                        utilities industry.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer                Y            Y            Capital appreciation. Invests in securities of        Oppenheimer Funds, Inc.
Capital Appreciation                                 well-known, established companies.
Fund/VA,
Service Shares

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer                Y            Y            Long-term capital appreciation. Invests mainly in     Oppenheimer Funds, Inc.
Global Securities                                    common stocks of U.S. and foreign issuers that are
Fund/VA,                                             "growth-type" companies, cyclical industries and
Service Shares                                       special situations that are considered to have
                                                     appreciation possibilities.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer                Y            Y            Capital appreciation. Invests mainly in common        Oppenheimer Funds, Inc.
Main Street Small                                    stocks of small-capitalization U.S. companies that
Cap Fund/VA,                                         the fund's investment manager believes have
Service Shares                                       favorable business trends or prospects.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer                Y            Y            High level of current income principally derived      Oppenheimer Funds, Inc.
Strategic Bond                                       from interest on debt securities. Invests mainly in
Fund/VA,                                             three market sectors: debt securities of foreign
Service Shares                                       governments and companies, U.S. government
                                                     securities and lower-rated high yield securities of
                                                     U.S. and foreign companies.

------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset        Y            Y            Maximum real return consistent with preservation of   Pacific Investment
Portfolio, Advisor Share                             real capital and prudent investment management        Management
Class                                                period. The Portfolio seeks to achieve its            Company LLC
                                                     investment objective by investing under normal
                                                     circumstances substantially all of its assets in
                                                     Institutional Class shares of the PIMCO Funds, an
                                                     affiliated open-end investment company, except the
                                                     All Asset and All Asset All Authority Funds
                                                     ("Underlying Funds"). Though it is anticipated that
                                                     the Portfolio will not currently invest in the
                                                     European StockPLUS(R) TR Strategy, Far East
                                                     (ex-Japan) StocksPLUS(R) TR Strategy,
                                                     Japanese StocksPLUS(R) TR Strategy, StocksPLUS(R)
                                                     Municipal- Backed and StocksPLUS(R) TR
                                                     Short Strategy Funds, the Portfolio may invest in
                                                     these Funds in the future, without shareholder
                                                     approval, at the discretion of the Portfolio's asset
                                                     allocation sub-adviser.

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



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 25

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT                  N            Y            Capital appreciation. The fund pursues its goal by    Putnam Investment
Health Sciences                                      investing mainly in common stocks of companies in     Management, LLC
Fund -                                               the health sciences industries, with a focus on
Class IB Shares                                      growth stocks. Under normal circumstances, the fund
                                                     invests at least 80% of its net assets in securities
                                                     of (a) companies that derive at least 50% of their
                                                     assets, revenues or profits from the pharmaceutical,
                                                     health care services, applied research and
                                                     development and medical equipment and supplies
                                                     industries, or (b) companies Putnam Management
                                                     thinks have the potential for growth as a result of
                                                     their particular products, technology, patents or
                                                     other market advantages in the health sciences
                                                     industries.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT                  N            Y            Capital appreciation. The fund pursues its goal by    Putnam Investment
International                                        investing mainly in common stocks of companies        Management, LLC
Equity Fund -                                        outside the United States that Putnam Management
Class IB Shares                                      believes have favorable investment potential. Under
                                                     normal circumstances, the fund invests at least 80%
                                                     of its net assets in equity investments.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT                  N            Y            Capital appreciation. The fund pursues its goal by    Putnam Investment
Small Cap Value                                      investing mainly in common stocks of U.S. companies,  Management, LLC
Fund -                                               with a focus on value stocks. Under normal
Class IB Shares                                      circumstances, the fund invests at least 80% of its
                                                     net assets in small companies of a size similar to
                                                     those in the Russell 2000 Value Index.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT                  N            Y            Capital appreciation. The fund pursues its goal by    Putnam Investment
Vista Fund -                                         investing mainly in common stocks of U.S. companies,  Management, LLC
Class IB Shares                                      with a focus on growth stocks.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Maximum current income consistent with liquidity and  RiverSource
Variable Portfolio -                                 stability of principal. Invests primarily in money    Investments, LLC
Cash Management                                      market instruments, such as marketable debt
Fund                                                 obligations issued by corporations or the U.S.
                                                     government or its agencies, bank certificates of
                                                     deposit, bankers' acceptances, letters of credit and
                                                     commercial paper, including asset-backed commercial
                                                     paper.

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



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26 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            High level of current income while attempting to      RiverSource
Variable Portfolio -                                 conserve the value of the investment for the longest  Investments, LLC
Diversified Bond                                     period of time. Under normal market conditions, the
Fund                                                 Fund invests at least 80% of its net assets in bonds
                                                     and other debt securities. At least 50% of the
                                                     Fund's net assets will be invested in securities
                                                     like those included in the Lehman Brothers Aggregate
                                                     Bond Index (Index), which are investment grade and
                                                     denominated in U.S. dollars. The Index includes
                                                     securities issued by the U.S. government, corporate
                                                     bonds and mortgage-and asset-backed securities.
                                                     Although the Fund emphasizes high- and
                                                     medium-quality debt securities, it will assume some
                                                     credit risk to achieve higher yield and/or capital
                                                     appreciation by buying lower-quality (junk) bonds.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            High level of current income and, as a secondary      RiverSource
Variable Portfolio -                                 goal, steady growth of capital. Under normal market   Investments, LLC
Diversified Equity                                   conditions, the Fund invests at least 80% of its net
Income Fund                                          assets in dividend-paying common and preferred
                                                     stocks. The Fund may invest up to 25% of its total
                                                     assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Long-term capital growth. The Fund's assets are       RiverSource
Variable Portfolio -                                 primarily invested in equity securities of emerging   Investments, LLC,
Emerging Markets                                     market companies. Under normal market conditions, at  adviser; Threadneedle
Fund                                                 least 80% of the Fund's net assets will be invested   International Limited,
                                                     in securities of companies that are located in        an indirect wholly-owned
                                                     emerging market countries, or that earn 50% or more   subsidiary of Ameriprise
                                                     of their total revenues from goods and services       Financial, subadviser.
                                                     produced in emerging market countries or from sales
                                                     made in emerging market countries.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Long-term capital growth. The Fund's assets are       RiverSource
Variable Portfolio -                                 primarily invested in equity securities of U.S.       Investments, LLC
Fundamental Value                                    companies. Under normal market conditions, the
Fund                                                 Fund's net assets will be invested primarily in
                                                     companies with market capitalizations of at least
                                                     $5 billion at the time of the Fund's investment.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Total return that exceeds the rate of inflation over  RiverSource
Variable Portfolio -                                 the long-term. Non-diversified mutual fund that,      Investments, LLC
Global Inflation                                     under normal market conditions, invests at least 80%
Protected Securities                                 of its net assets in inflation-protected debt
Fund                                                 securities. These securities include
                                                     inflation-indexed bonds of varying maturities issued
                                                     by U.S. and foreign governments, their agencies or
                                                     instrumentalities, and corporations.

------------------------------------------------------------------------------------------------------------------------------------



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 27

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Long-term capital growth. Invests primarily in        RiverSource
Variable Portfolio -                                 common stocks and securities convertible into         Investments, LLC
Growth Fund                                          common stocks that appear to offer growth
                                                     opportunities. These growth opportunities could
                                                     result from new management, market developments or
                                                     technological superiority. The Fund may invest up
                                                     to 25% of its total assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            High current income, with capital growth as a         RiverSource
Variable Portfolio -                                 secondary objective. Under normal market conditions,  Investments, LLC
High Yield Bond                                      the Fund invests at least 80% of its net assets in
Fund                                                 high-yielding, high-risk corporate bonds
                                                     (junk bonds) issued by U.S. and foreign companies
                                                     and governments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            High total return through current income and capital  RiverSource
Variable Portfolio -                                 appreciation. Under normal market conditions,         Investments, LLC
Income                                               invests primarily in income-producing debt
Opportunities Fund                                   securities with an emphasis on the higher rated
                                                     segment of the high-yield (junk bond) market. The
                                                     Fund will purchase only securities rated B or
                                                     above, or unrated securities believed to be of the
                                                     same quality. If a security falls below a B rating,
                                                     the Fund may continue to hold the security.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Capital appreciation. Invests primarily in equity     RiverSource
Variable Portfolio -                                 securities of foreign issuers that are believed to    Investments, LLC,
International                                        offer strong growth potential. The Fund may invest    adviser; Threadneedle
Opportunity Fund                                     in developed and in emerging markets.                 International Limited,
                                                                                                           an indirect wholly-owned
                                                                                                           subsidiary of Ameriprise
                                                                                                           Financial, subadviser.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Capital appreciation. Under normal market             RiverSource
Variable Portfolio -                                 conditions, the Fund invests at least 80% of its      Investments, LLC
Large Cap Equity                                     net assets in equity securities of companies with
Fund                                                 market capitalization greater than $5 billion at
                                                     the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                N            Y            Long-term growth of capital. Under normal market      RiverSource
Variable Portfolio -                                 conditions, the Fund invests at least 80% of its net  Investments, LLC
Large Cap Value                                      assets in equity securities of companies with a
Fund                                                 market capitalization greater than $5 billion. The
                                                     Fund may also invest in income-producing equity
                                                     securities and preferred stocks.

-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

28 RIVERSOURCE INNOVATIONS SELECT VARIBLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource                N            Y            Growth of capital. Under normal market conditions,    RiverSource
Variable Portfolio -                                 the Fund invests at least 80% of its net assets at    Investments, LLC
Mid Cap Growth                                       the time of purchase in equity securities of mid
Fund                                                 capitalization companies. The investment manager
                                                     defines mid-cap companies as those whose market
                                                     capitalization (number of shares outstanding
                                                     multiplied by the share price) falls within the
                                                     range of the Russell Midcap(R) Growth Index.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Long-term growth of capital. Under normal             RiverSource
Variable Portfolio -                                 circumstances, the Fund invests at least 80% of its   Investments, LLC
Mid Cap Value                                        net assets (including the amount of any borrowings
Fund                                                 for investment purposes) in equity securities of
                                                     medium-sized companies. Medium-sized companies are
                                                     those whose market capitalizations at the time of
                                                     purchase fall within the range of the Russell
                                                     Midcap(R) Value Index.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Long-term capital appreciation. The Fund seeks to     RiverSource
Variable Portfolio -                                 provide investment results that correspond to the     Investments, LLC
S&P 500 Index                                        total return (the combination of appreciation and
Fund                                                 income) of large-capitalization stocks of U.S.
                                                     companies. The Fund invests in common stocks
                                                     included in the Standard & Poor's 500 Composite
                                                     Stock Price Index (S&P 500). The S&P 500 is made up
                                                     primarily of large-capitalization companies that
                                                     represent a broad spectrum of the U.S. economy.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Long-term growth of capital. Invests primarily in     RiverSource Investments,
Variable Portfolio -                                 equity securities of mid cap companies as well as     LLC, adviser;
Select Value Fund                                    companies with larger and smaller market              Systematic Financial
                                                     capitalizations. The Fund considers mid-cap           Management, L.P. and
                                                     companies to be either those with a market            WEDGE Capital
                                                     capitalization of up to $10 billion or those whose    Management L.L.P.,
                                                     market capitalization falls within range of the       subadvisers
                                                     Russell 3000(R) Value Index.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            High level of current income and safety of principal  RiverSource
Variable Portfolio -                                 consistent with investment in U.S. government and     Investments, LLC
Short Duration U.S.                                  government agency securities. Under normal market
Government Fund                                      conditions, at least 80% of the Fund's net assets
                                                     are invested in securities issued or guaranteed as
                                                     to principal and interest by the U.S. government,
                                                     its agencies or instrumentalities.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 29

------------------------------------------------------------------------------------------------------------------------------------
                           AVAILABLE    AVAILABLE
                           UNDER        UNDER
                           CONTRACTS    CONTRACTS
                           PURCHASED    PURCHASED
                           ON OR AFTER  PRIOR TO
INVESTING IN               MAY 1, 2007  MAY 1, 2007  INVESTMENT OBJECTIVE AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource                Y            Y            Long-term capital appreciation. Under normal market   RiverSource Investments,
Variable Portfolio -                                 conditions, at least 80% of the Fund's net assets     LLC, adviser;
Small Cap Value                                      will be invested in small cap companies with market   River Road Asset
Fund                                                 capitalization, at the time of investment, of up to   Management, LLC,
                                                     $2.5 billion or that fall within the range of the     Donald Smith & Co., Inc.,
                                                     Russell 2000(R) Value Index.                          Franklin Portfolio
                                                                                                           Associates LLC and
                                                                                                           Barrow, Hanley,
                                                                                                           Mewhinney & Strauss,
                                                                                                           Inc., subadvisers.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen                 Y            Y            Capital growth and income through investments in      Van Kampen Asset
Life Investment                                      equity securities, including common stocks,           Management
Trust Comstock                                       preferred stocks and securities convertible into
Portfolio,                                           common and preferred stocks. The Portfolio
Class II Shares                                      emphasizes value style of investing seeking
                                                     well-established, undervalued companies believed by
                                                     the Portfolio's investment adviser to possess the
                                                     potential for capital growth and income.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen                 Y            Y            Current income and capital appreciation. Invests      Morgan Stanley Investment
UIF Global                                           primarily in equity securities of companies in the    Management Inc., doing
Real Estate                                          real estate industry located throughout the world,    business as Van Kampen,
Portfolio,                                           including real estate operating companies, real       adviser; Morgan Stanley
Class II Shares                                      estate investment trusts and foreign real estate      Investment Management
                                                     companies.                                            Limited and Morgan
                                                                                                           Stanley Investment
                                                                                                           Management Company,
                                                                                                           sub-advisers

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen                 Y            Y            Long-term capital growth. Invests primarily in        Morgan Stanley Investment
UIF Mid Cap                                          growth-oriented equity securities of U.S. mid cap     Management Inc., doing
Growth Portfolio,                                    companies and foreign companies, including emerging   business as Van Kampen.
Class II Shares                                      market securities.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen                 N            Y            Above-average current income and long-term capital    Morgan Stanley Investment
UIF U.S. Real                                        appreciation. Non-diversified Portfolio that invests  Management Inc., doing
Estate Portfolio,                                    primarily in equity securities of companies in the    business as Van Kampen.
Class II Shares                                      U.S. real estate industry, including real estate
                                                     investment trusts.

------------------------------------------------------------------------------------------------------------------------------------
Wanger                     Y            Y            Long-term growth of capital. Invests primarily in     Columbia Wanger Asset
International                                        stocks of companies based outside the U.S. with       Management, L.P.
Small Cap                                            market capitalizations of less than $5 billion at
                                                     time of initial purchase.

------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S.                Y            Y            Long-term growth of capital. Invests primarily in     Columbia Wanger Asset
Smaller Companies                                    stocks of small- and medium-size U.S. companies with  Management, L.P.
                                                     market capitalizations of less than $5 billion at
                                                     time of initial purchase.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

30 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 31

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

o amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

o reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

o     amounts withdrawn for fees and charges; and

o     amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

               IF YOUR GPA RATE IS:                          THE MVA IS:
       Less than the new GPA rate + 0.10%                     Negative
       Equal to the new GPA rate + 0.10%                      Zero
       Greater than the new GPA rate + 0.10%                  Positive

For examples, see Appendix A.

THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


------------------------------------------------------------------------------

32 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

o     for the DCA fixed account and the one-year fixed account;

o     for the DCA fixed accounts with terms of differing length;

o for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

o for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

o for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

o     the DCA fixed account for a six month term;

o     the DCA fixed account for a twelve month term;


o     the Portfolio Navigator model portfolio in effect;

o if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

o to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;


o     to the Portfolio Navigator model portfolio then in effect;

o if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in an asset allocation model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 33

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our administrative office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

o GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

o     how you want to make purchase payments;

o the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

o     a beneficiary;

o     the optional Portfolio Navigator asset allocation program(1); and

o     one of the following Death Benefits:

      --    ROP Death Benefit;

      --    MAV Death Benefit(2);

      --    5% Accumulation Death Benefit(2); or

      --    Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o     Accumulation Protector Benefit(SM) rider


o     SecureSource(SM) rider(3)


 EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


o     Benefit Protector(SM) Death Benefit rider(4)

o     Benefit Protector(SM) Plus Death Benefit rider(4)


(1)   There is no additional charge for this feature.


(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) In states where the SecureSource(SM) rider is not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where the SecureSource(SM) and the Guarantor Withdrawal Benefit for Life(SM) riders are not available, you may select the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L.

(4) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.



------------------------------------------------------------------------------

34 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

o     no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2.

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 35

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT
    $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
    $50 for SIPs
    $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
    $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

As of May 1, 2006, we no longer offer purchase payment credits in most states. Purchase payment credits are available if you:

o purchased a contract with the seven-year withdrawal charge schedule before May 1, 2006; or

o purchase(d) a contract with the seven-year withdrawal charge schedule on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time you purchase(d) your contract.

See Appendix I for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.


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36 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                                        QUALIFIED ANNUITIES      NONQUALIFIED ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED
ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE
ROP Death Benefit                                                              0.90%                      1.05%
MAV Death Benefit                                                              1.10                       1.25
5% Accumulation Death Benefit                                                  1.25                       1.40
Enhanced Death Benefit                                                         1.30                       1.45
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS
ROP Death Benefit                                                              1.00%                      1.15%
MAV Death Benefit                                                              1.20                       1.35
5% Accumulation Death Benefit                                                  1.35                       1.50
Enhanced Death Benefit                                                         1.40                       1.55
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                              1.20%                      1.35%
MAV Death Benefit                                                              1.40                       1.55
5% Accumulation Death Benefit                                                  1.55                       1.70
Enhanced Death Benefit                                                         1.60                       1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 37

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o     10% of the contract value on the prior contract anniversary(1); or

o     current contract earnings.

CONTRACTS WITH SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The TFA is the greatest of:

o     10% of the contract value on the prior contract anniversary(1);

o     current contract earnings; or

o the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o     10% of the contract value on the prior contract anniversary(1);

o     current contract earnings; or

o     the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.


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38 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix B.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o     withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the SecureSource(SM) rider or Guarantor Withdrawal Benefit for Life(SM) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o     amounts we refund to you during the free look period;* and

o     death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Appendix I -- Purchase Payment Credits for Eligible Contracts.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 39

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

SECURESOURCE(SM) RIDER FEE

We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

o     SecureSource(SM) - Single Life rider, 0.65%;

o     SecureSource(SM) - Joint Life rider, 0.85%.

We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource(SM) - Single Life rider charge will not exceed a maximum charge of 1.50%. The SecureSource(SM) - Joint Life rider charge will not exceed a maximum charge of 1.75%.

We will not change the SecureSource(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;


(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.


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40 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED(1)

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit for Life(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(SM) rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor Withdrawal Benefit for Life(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;


(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX L) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

(1) In states where both the SecureSource riders and the Guarantor Withdrawal Benefit for Life(SM) riders are not available, you may select the Guarantor(SM) Withdrawal Benefit rider (Rider A only); see disclosure in Appendix L. In states where the SecureSource(SM) riders are not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 41

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you selected it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                              MAXIMUM       CURRENT
Income Assurer Benefit(SM) - MAV                                               1.50%        0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                      1.75         0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base    2.00         0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
      Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
      Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
      Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


Currently the Income Assurer Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


OPTIONAL DEATH BENEFITS -- CURRENTLY OFFERED

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


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42 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs

We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs;

o     plus any purchase payment credits allocated to the GPAs;

o     plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      --    Accumulation Protector Benefit(SM) rider;

      --    SecureSource(SM) rider;

      --    Guarantor Withdrawal Benefit for Life(SM) rider;

      --    Guarantor(SM) Withdrawal Benefit rider;

      --    Income Assurer Benefit(SM) rider;

      --    Benefit Protector(SM) rider; or

      --    Benefit Protector(SM) Plus rider.

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED
ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

o the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

o     plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      --    Accumulation Protector Benefit(SM) rider;

      --    SecureSource(SM) rider;

      --    Guarantor Withdrawal Benefit for Life(SM) rider;

      --    Guarantor(SM) Withdrawal Benefit rider;

      --    Income Assurer Benefit(SM) rider;

      --    Benefit Protector(SM) rider; or

      --    Benefit Protector(SM) Plus rider.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 43

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o     additional purchase payments you allocate to the subaccounts;

o     any purchase payment credits allocated to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial withdrawals;

o     withdrawal charges;

and the deduction of a prorated portion of:

o     the contract administrative charge; and

o     the fee for any of the following optional benefits you have selected:

      --    Accumulation Protector Benefit(SM) rider;

      --    SecureSource(SM) rider;

      --    Guarantor Withdrawal Benefit for Life(SM) rider;

      --    Guarantor(SM) Withdrawal Benefit rider;

      --    Income Assurer Benefit(SM) rider;

      --    Benefit Protector(SM) rider; or

      --    Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o     changes in fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


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44 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                               NUMBER
By investing an equal number                         AMOUNT    ACCUMULATION   OF UNITS
of dollars each month ...                  MONTH    INVESTED    UNIT VALUE    PURCHASED
                                            Jan       $100        $20           5.00
you automatically buy                       Feb        100         18           5.56
more units when the                         Mar        100         17           5.88
per unit market price is low ... ----->     Apr        100         15           6.67
                                            May        100         16           6.25
                                            Jun        100         18           5.56
and fewer units                             Jul        100         17           5.88
when the per unit                           Aug        100         19           5.26
market price is high.            ----->     Sept       100         21           4.76
                                            Oct        100         20           5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available for use through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" below and "Appendix J -- Asset Allocation Program for Contracts Purchased Before May 1, 2006").


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 45

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix J for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit(SM) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.


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46 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.


As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.


PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.


Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

o no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 47

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource(SM) rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:


o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;


o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.


In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with


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48 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS
liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER,
SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER


If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

o     SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM)
      RIDER: In those states where the SecureSource(SM) rider is not available, you may purchase the Guarantor Withdrawal Benefit for Life(SM) rider if available in your state; see disclosure in Appendix K. The SecureSource(SM) rider and the Guarantor Withdrawal Benefit for Life(SM) rider require that your contract value be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE(SM) RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: In those states where the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider is not available, you may purchase the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L. Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 49

TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

o Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.


------------------------------------------------------------------------------

50 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

MARKET TIMING


Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.


WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.


IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 51

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.


o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.


o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.


o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.



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52 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

*     Failure to provide a Social Security Number or Taxpayer Identification
      Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.


o If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").


o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 53

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E.

(See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


(1) If you elected a SecureSource(SM) rider, you do not have the option to request from which account to withdraw.


RECEIVING PAYMENT

By regular or express mail:

o     payable to you;

o     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

      -- the withdrawal amount includes a purchase payment check that has not cleared;

      -- the NYSE is closed, except for normal holiday and weekend closings;

      --    trading on the NYSE is restricted, according to SEC rules;

      -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

      -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.



------------------------------------------------------------------------------

54 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

      --    you are at least age 59 1/2;

      --    you are disabled as defined in the Code;

      -- you severed employment with the employer who purchased the contract; or

      --    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The SecureSource(SM) - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit(SM), the SecureSource(SM) - Single Life, the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o     ROP Death Benefit;

o     MAV Death Benefit;

o     5% Accumulation Death Benefit; or

o     Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 55

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                              PW X DB
   ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = -------
                                                                                CV

   PW = the partial withdrawal including any applicable withdrawal charge or MVA.

   DB = the death benefit on the date of (but prior to) the partial withdrawal.

   CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)   current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

o plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

o minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                         PWT X VAF
   5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = ---------
                                                                            SV

      PWT = the amount transferred from the subaccounts or the DCA fixed account, or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts or the DCA fixed account.

      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.


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56 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1.    contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.    contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3.    the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.    contract value;

2. total purchase payments and any purchase payment credits, minus adjusted partial withdrawals; or

3.    the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1.    contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals;

3.    the MAV on the date of death; or

4.    the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix C.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 57

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(SM), SecureSource(SM) - Single Life, Guarantor Withdrawal Benefit for Life(SM) or Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

Additionally, the optional SecureSource(SM) rider, if selected, will terminate.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

      Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(SM), SecureSource(SM) - Single Life, Guarantor Withdrawal Benefit for Life(SM) or Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
      70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

      o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

      o payouts begin no later than one year following the year of your death; and

      o the payout period does not extend beyond the beneficiary's life or life expectancy.

      Additionally, the optional SecureSource(SM) rider, if selected, will terminate.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


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58 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------------------------------------------------------------------------------
ON THE BENEFIT DATE, IF:                                     THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
------------------------------------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value (defined             The contract value is increased on the benefit date to equal the
below) as determined under the Accumulation Protector        Minimum Contract Accumulation Value as determined under the
Benefit(SM) rider is greater than your contract value,       Accumulation Protector Benefit(SM) rider on the benefit date.

------------------------------------------------------------------------------------------------------------------------------
The contract value is equal to or greater than the           Zero; in this case, the Accumulation Protector Benefit(SM) rider
Minimum Contract Accumulation Value as determined            ends without value and no benefit is payable.
under the Accumulation Protector Benefit(SM) rider,

------------------------------------------------------------------------------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) rider may not be purchased with the optional SecureSource(SM), Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit riders or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:


o you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 59

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.    80% of the contract value on the contract anniversary; or

2.    the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.


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60 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

      The rider will terminate before the benefit date without paying a benefit on the date:

      o     you take a full withdrawal; or

      o     annuitization begins; or

      o the contract terminates as a result of the death benefit being paid.

      The rider will terminate on the benefit date.

For an example, see Appendix D.

SECURESOURCE(SM) RIDERS

There are two optional SecureSource(SM) riders available under your contract:

o     SecureSource(SM) - Single Life; or

o     SecureSource(SM) - Joint Life.

The information in this section applies to both SecureSource(SM) riders, unless otherwise noted.

The SecureSource(SM) - Single Life rider covers one person. The SecureSource(SM) - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource(SM) rider is an optional benefit that you may select for an additional annual charge if(1):

o     you purchase your contract on or after May 1, 2007;

o     the rider is available in your state(2); and

o SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

o JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

(1) The SecureSource(SM) rider is not available under an inherited qualified annuity.

(2) In states where the SecureSource(SM) riders have not yet been approved for sale, you may purchase the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where both the SecureSource(SM) riders and the Guarantor Withdrawal Benefit for Life(SM) rider are not yet approved for sale, you may purchase the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L.

The SecureSource(SM) rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

o SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.


o JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The SecureSource(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 61

Under the terms of the SecureSource(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)", "Remaining Benefit Payment
      (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount
      (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

o SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

o JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).


      Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only: Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.


Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

o SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);


o JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payment (ALP)" headings below).


Provided annuity payouts have not begun, the SecureSource(SM) rider guarantees that you may take the following withdrawal amounts each contract year:

o Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

o SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

o JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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62 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:


      (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

            (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or


            (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.


            JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).


      (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

      (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

            (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

            (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

            Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

      (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

      You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.


      Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.


      After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

      (a) the total GBA will be reset to the lesser of its current value or the contract value; and

      (b) the total RBA will be reset to the lesser of its current value or the contract value; and


      (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and


      (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and


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      (e)   the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not less than zero; and

      (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not less than zero.


      You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider. If you elect the SecureSource(SM) rider, you may not elect the Accumulation Protector Benefit rider.


o NON-CANCELABLE: Once elected, the SecureSource(SM) rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource(SM) - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource(SM) - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

o     JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND
      BENEFICIARIES: Since the joint life benefit requires that the surviving covered spouse continue the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. Ownerships that include anyone other than the original two spouses or their revocable trust(s) will not be allowed. In general, a spouse who is not a joint owner must be named as the sole primary beneficiary at contract issue. The annuitant must also be an owner. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. No other trust ownerships are allowed.


      If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, a SecureSource(SM) rider may be of limited value to you.


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64 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS
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KEY TERMS AND PROVISIONS OF THE SECURESOURCE(SM) RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the GBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o     When you make a withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

      (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.


THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the RBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o     When you make a withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

      (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 65
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RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the GBP is established as 7% of the GBA value.

o At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o     When you make a withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the total RBP -- the GBP remains unchanged.

      (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

o When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

o When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.


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SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.


JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):

o SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

o JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

o     SINGLE LIFE: death; or

o     JOINT LIFE: death of the last surviving covered spouse; or

o     the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o SINGLE LIFE: The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


o JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:


      (a) the rider effective date if the younger covered spouse has already reached age 65.

      (b) the rider anniversary following the date the younger covered spouse reaches age 65.

      (c)   upon the first death of a covered spouse, then

            (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

            (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

            (3) the rider anniversary following the date the surviving covered spouse reaches age 65.

      (d)   Following dissolution of marriage of the covered spouses,

            (1) the date we receive written request if the covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

            (2) the rider anniversary following the date the covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

o When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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o     SINGLE LIFE: At spousal continuation or contract ownership change --
      (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o     When you make a withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the RALP -- the ALP remains unchanged.


      (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o     The RALP is established at the same time as the ALP, and:

      (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.


      (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.


o At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o At the beginning of any other contract year -- the RALP is set equal to ALP.


o When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


o When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

o     The RMD is for your contract alone;

o The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

o The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.


RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.


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The annual step up may be available as described below, subject to the following rules:

o     The annual step up is effective on the step up date.

o     Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

o On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.


o Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.


The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o     The total RBP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.


      (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.


o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o     The RALP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.


      (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:

SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource(SM) - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; the covered person will be redetermined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o     The GBA, RBA and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 69

o If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.


Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.


JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource(SM)
- Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.


SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, Guarantee Period Accounts (where available), the One-Year Fixed Account (if applicable) and the DCA Fixed Account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

      (a)   receive the remaining schedule of GBPs until the RBA equals zero;
            or

      (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

      (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

      (a)   the remaining schedule of GBPs until the RBA equals zero; or

      (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.

      (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

o     SINGLE LIFE: covered person;

o     JOINT LIFE: last surviving covered spouse.


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70 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o     We will no longer accept additional purchase payments;

o     You will no longer be charged for the rider;

o     Any attached death benefit riders will terminate; and

o SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

o JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:


SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.


If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.


If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:


o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the RBA equals zero, the benefit terminates. No further payments will be made.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 71

CONTRACT OWNERSHIP CHANGE:

SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.


o If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.


Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.


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72 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

RIDER TERMINATION

The SecureSource(SM) rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

      (a)   any one other than your spouse continues the contract, or

      (b) your spouse does not use the spousal continuation provision of the contract to the continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

      (a)   any one other than a covered spouse continues the contract, or

      (b) a covered spouse does not use the spousal continuation provision of the contract to the continue the contract.

3.    Annuity payouts under an annuity payout plan will terminate the rider.

4.    Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS - PREVIOUSLY OFFERED

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

----------------------------------------------------------------------------------------------------------------------
IF YOU PURCHASED                    AND YOU SELECTED ONE OF THE                    DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...                    FOLLOWING OPTIONAL LIVING BENEFITS...          FOUND IN THE FOLLOWING APPENDIX:
----------------------------------------------------------------------------------------------------------------------
Before April 29, 2005               Guarantor(SM) Withdrawal Benefit ("Rider B")   Appendix L
----------------------------------------------------------------------------------------------------------------------
April 29, 2005 -- April 30, 2006    Guarantor(SM) Withdrawal Benefit ("Rider A")   Appendix L
----------------------------------------------------------------------------------------------------------------------
May 1, 2006 -- April 30, 2007       Guarantor Withdrawal Benefit for Life(SM)      Appendix K
----------------------------------------------------------------------------------------------------------------------
Before May 1, 2007                  Income Assurer Benefit                         Appendix M
----------------------------------------------------------------------------------------------------------------------

(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o     the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 73

TERMINATING THE BENEFIT PROTECTOR(SM)

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

For an example, see Appendix G.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the benefits payable under the Benefit Protector(SM) described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                        PERCENTAGE IF YOU AND THE ANNUITANT ARE         PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR           UNDER AGE 70 ON THE RIDER EFFECTIVE DATE      AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                0%                                               0%
Three and Four                            10%                                            3.75%
Five or more                              20%                                             7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o     the applicable death benefit, plus

                  IF YOU AND THE ANNUITANT ARE UNDER                     IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR     AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...            OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One               Zero                                                   Zero
Two               40% x earnings at death (see above)                    15% x earnings at death
Three and Four    40% x (earnings at death + 25% of initial purchase     15% x (earnings at death + 25% of initial purchase
                         payment*)                                       payment*)
Five or more      40% x (earnings at death + 50% of initial purchase     15% x (earnings at death + 50% of initial purchase
                         payment*)                                       payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


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74 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable.

The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o     the annuity payout plan you select;

o     the annuitant's age and, in most cases, sex;

o     the annuity table in the contract; and

o     the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM) rider.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 75
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o     PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the
      Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o     PLAN D

      -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

      -- JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource(SM) Riders", "Appendix K:
      Guarantor Withdrawal Benefit for Life Rider" or "Appendix L:
      Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


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76 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS
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TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account, the DCA fixed account, and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, including withdrawals under the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 77
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PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o     if it is allocable to an investment before Aug. 14, 1982; or


o if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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78 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS
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WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o     the payout is a RMD as defined under the Code;

o     the payout is made on account of an eligible hardship; or

o     the payout is a corrective distribution.


In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o     because of your death;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o     to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), SECURESOURCE(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 79

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o     the reserve held in each subaccount for your contract; divided by

o     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o     add new subaccounts;

o     combine any two or more subaccounts;

o     transfer assets to and from the subaccounts or the variable account; and

o     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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80 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS
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ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.0% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms.The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

      o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

      o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

      o     providing service to contract owners; and,

      o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including withdrawal charges; and

o fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 81

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



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82 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 83

                                  APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                                             PAGE #
Appendix A: Example -- Market Value Adjustment (MVA)                      p.  85

Appendix B: Example -- Withdrawal Charges                                 p.  87

Appendix C: Example -- Death Benefits                                     p.  90

Appendix D: Example -- Accumulation Protector Benefit(SM) Rider           p.  93

Appendix E: Example -- SecureSource(SM) Riders                            p.  95

Appendix F: SecureSource(SM) Riders -- Additional RMD Disclosure          p.  99

Appendix G: Example -- Benefit Protector(SM) Death Benefit Rider          p. 100

Appendix H: Example -- Benefit Protector(SM) Plus Death Benefit Rider     p. 102

Appendix I: Purchase Payment Credits for Eligible Contracts               p. 104

Appendix J: Asset Allocation Program for Contracts Purchased
  Before May 1, 2006                                                      p. 105

Appendix K: Guarantor Withdrawal Benefit for Life(SM) Rider Disclosure    p. 106

Appendix L: Guarantor(SM) Withdrawal Benefit Rider Disclosure             p. 118

Appendix M: Income Assurer Benefit(SM) Riders                             p. 126

Appendix N: Condensed Financial Information (Unaudited)                   p. 135

CROSS-REFERENCE                                                           PAGE #
Guarantee Period Accounts (GPAs)                                          p.

Charges -- Withdrawal Charges                                             p.

Benefits in Case of Death                                                 p.

Optional Benefits -- Accumulation Protector Benefit(SM) Rider             p.

Optional Benefits -- SecureSource(SM) Riders                              p.

Optional Benefits -- SecureSource(SM) Riders                              p.

Optional Benefits -- Benefit Protector(SM) Death Benefit Rider            p.

Optional Benefits -- Benefit Protector(SM) Plus Death Benefit Rider       p.

Buying Your Contract - Purchase Payment Credits                           p.

N/A

N/A

N/A

N/A

Condensed Financial Information (Unaudited)                               p.


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and K through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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84 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                1 + i
 EARLY WITHDRAWAL AMOUNT x [(--------------) (TO THE POWER OF n/12) - 1] = MVA
                              1 + j + .001

      Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.

             j = current rate for a new Guaranteed Period equal to the
                 remaining term in the current Guarantee Period.

             n = number of months remaining in the current Guarantee Period
                 (rounded up).


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 85

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                         1.030
      $1,000 x [(---------------------) (TO THE POWER OF 84/12)- 1] = -$39.84
                    1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                         1.030
      $1,000 x [(---------------------) (TO THE POWER OF 84/12) - 1] = $27.61
                    1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------

86 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.    First, in each contract year, we withdraw amounts totaling:

      o up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

      o up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

      PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 87

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase
                                                             ----
payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o     We receive a single $50,000 purchase payment on May 1, 2007; and

o     the contract anniversary date is May 1 each year; and

o you withdraw the contract for its total value on Nov. 1, 2010, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o     you have made no withdrawals prior to Nov. 1, 2010.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                                Contract Value at time of full withdrawal:          $60,000.00            $40,000.00
                                      Contract Value on prior anniversary:           58,000.00             42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                   Current Contract Value:           60,000.00             40,000.00
                              less purchase payment still in the contract:           50,000.00             50,000.00
                                                                                    ----------            ----------
                          Earnings in the contact (but not less than zero):          10,000.00                  0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                 Earnings in the contract:           10,000.00                  0.00
                            10% of the prior anniversary's Contract Value:            5,800.00              4,200.00
                                                                                    ----------            ----------
                                                                      TFA:           10,000.00              4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

             XSF =  amount by which 10% of the prior anniversary's
                    contract value exceeds earnings                                       0.00              4,200.00
             ACV =  amount withdrawn in excess of earnings                           50,000.00             40,000.00
             CV =   total contract value just prior to current withdrawal            60,000.00             40,000.00
             TFA =  from Step 2                                                      10,000.00              4,200.00
           PPNPW =  purchase payment not previously withdrawn                        50,000.00             50,000.00

STEP 4.  We then calculate the withdrawal charge as:
                                                                      PPW:           50,000.00             50,000.00
                                                                 less XSF:               (0.00)            (4,200.00)
                                                                                    ----------            ----------
                             amount of PPW subject to a withdrawal charge:           50,000.00             45,800.00
                                 multiplied by the withdrawal charge rate:               x 7.0%                x 7.0%
                                                                                    ----------            ----------
                                                        withdrawal charge:            3,500.00              3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                 Contract Value withdrawn:           60,000.00             40,000.00
                                                        WITHDRAWAL CHARGE:           (3,500.00)            (3,206.00)
                          Contract charge (assessed upon full withdrawal):              (40.00)               (40.00)
                                                                                    ----------            ----------

                                             NET FULL WITHDRAWAL PROCEEDS:          $56,460.00            $36,754.00


--------------------------------------------------------------------------------

88 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE
SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase
                                                             ----
payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o     We receive a single $50,000 purchase payment on May 1, 2007; and

o     the contract anniversary date is May 1 each year; and

o you request a partial withdrawal of $15,000 on Nov. 1, 2010, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o     you have made no withdrawals prior to Nov. 1, 2010.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                             Contract Value at time of partial withdrawal:          $60,000.00            $40,000.00
                                      Contract Value on prior anniversary:           58,000.00             42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                   Current Contract Value:           60,000.00             40,000.00
                              less purchase payment still in the contract:           50,000.00             50,000.00
                                                                                    ----------            ----------
                         Earnings in the contact (but not less than zero):           10,000.00                  0.00

STEP 2.  Next, we determine the TFA available in the contract as the greatest of the following values:
                                                 Earnings in the contract:           10,000.00                  0.00
                            10% of the prior anniversary's Contract Value:            5,800.00              4,200.00
                                                                                    ----------            ----------
                                                                      TFA:           10,000.00              4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

             XSF =  amount by which 10% of the prior anniversary's
                    contract value exceeds earnings                                       0.00              4,200.00
             ACV =  amount withdrawn in excess of earnings                            5,376.34             16,062.31
             CV =   total contract value just prior to current withdrawal            60,000.00             40,000.00
             TFA =  from Step 2                                                      10,000.00              4,200.00
           PPNPW =  purchase payment not previously withdrawn                        50,000.00             50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                      PPW:            5,376.34             19,375.80
                                                                 less XSF:               (0.00)            (4,200.00)
                                                                                    ----------            ----------
                             amount of PPW subject to a withdrawal charge:            5,376.34             15,175.80
                                 multiplied by the withdrawal charge rate:               x 7.0%                x 7.0%
                                                                                    ----------            ----------
                                                        withdrawal charge:              376.34              1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                 Contract Value withdrawn:           15,376.34             16,062.31
                                                        WITHDRAWAL CHARGE:             (376.34)            (1,062.31)
                                                                                    ----------            ----------

                                             NET FULL WITHDRAWAL PROCEEDS:          $15,000.00            $15,000.00


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 89

APPENDIX C: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

o     You purchase the contract with a payment of $20,000 on July 1, 2007; and

o     on July 1, 2008 you make an additional purchase payment of $5,000; and

o on Oct. 1, 2008 the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and

o     on Oct. 1, 2009 the contract value grows to $23,000.

      WE CALCULATE THE ROP DEATH BENEFIT ON OCT. 1, 2009 AS FOLLOWS:

         Contract value at death:                                                    $23,000.00
                                                                                     ==========
         Purchase payments minus adjusted partial withdrawals:
           Total purchase payments:                                                  $25,000.00
           minus adjusted partial withdrawals calculated as:

           $1,500 x $25,000                                                           -1,704.54
           ---------------- =                                                        ----------
                $22,000

           for a death benefit of:                                                   $23,295.45
                                                                                     ==========

      THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

o     You purchase the contract with a payment of $25,000 on May 1, 2007; and

o on May 1, 2008 (the first contract anniversary) the contract value grows to $26,000; and

o on July 1, 2008 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

      WE CALCULATE THE MAV DEATH BENEFIT ON JULY 1, 2008, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

      1. CONTRACT VALUE AT DEATH:                                                    $20,500.00
                                                                                     ==========
      2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:

             Total purchase payments:                                                $25,000.00
             minus adjusted partial withdrawals, calculated as:

             $1,500 x $25,000                                                         -1,704.55
             ---------------- =                                                      ----------
                 $22,000

             for a death benefit of:                                                 $23,295.45
                                                                                     ==========
      3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

             Greatest of your contract anniversary values:                           $26,000.00
             plus purchase payments made since the prior anniversary:                     +0.00
             minus the death benefit adjusted partial
             withdrawals, calculated as:

             $1,500 x $26,000                                                         -1,772.73
             ---------------- =                                                      ----------
                 $22,000

             for a death benefit of:                                                 $24,227.27
                                                                                     ==========

      THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE MAV:  $24,227.27
                                                                                                  ----------


------------------------------------------------------------------------------

90 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2007 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

o on May 1, 2008 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2008, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

      THE DEATH BENEFIT ON JULY 1, 2008, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:

      1. CONTRACT VALUE AT DEATH:                                                    $22,800.00
                                                                                     ==========
      2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:

             Total purchase payments:                                                $25,000.00
             minus adjusted partial withdrawals, calculated as:

             $1,500 x $25,000                                                         -1,543.21
             ----------------  =                                                     ----------
                 $24,300

             for a death benefit of:                                                 $23,456.79
                                                                                     ==========
      3. THE 5% VARIABLE ACCOUNT FLOOR:

             The variable account floor on May 1, 2008,
             calculated as: 1.05 x $20,000 =                                         $21,000.00
             plus amounts allocated to the subaccounts since that anniversary:            +0.00
             minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

             $1,500 x $21,000
             ----------------  =                                                      -1,657.89
                 $19,000                                                             ----------

             variable account floor benefit:                                         $19,342.11
             plus the GPA account value:                                              +5,300.00
                                                                                     ----------
             5% variable account floor (value of the GPA account,
             the one-year fixed account and the variable account floor):             $24,642.11

      THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
      WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                     $24,642.11
                                                                                                  ----------


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 91

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2007 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

o on May 1, 2008 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2008, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

      THE DEATH BENEFIT ON JULY 1, 2008, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:

      1. CONTRACT VALUE AT DEATH:                                                    $22,800.00
                                                                                     ==========
      2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:

             Total purchase payments:                                                $25,000.00
             minus adjusted partial withdrawals, calculated as:

             $1,500 x $25,000                                                         -1,543.21
             ----------------  =                                                     ----------
                 $24,300

             for a death benefit of:                                                 $23,456.79
                                                                                     ==========
      3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:

             The MAV on the immediately preceding anniversary:                       $25,000.00
             plus purchase payments made since that anniversary:                          +0.00
             minus adjusted partial withdrawals made since that
             anniversary, calculated as:

             $1,500 x $25,000                                                         -1,543.21
             ----------------  =                                                     ----------
                 $24,300

             for a MAV Death Benefit of:                                             $23,456.79
                                                                                     ==========
      4. THE 5% VARIABLE ACCOUNT FLOOR:

             The variable account floor on May 1, 2008,
             calculated as: 1.05 x $20,000 =                                         $21,000.00
             plus amounts allocated to the subaccounts since that anniversary:            +0.00
             minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

             $1,500 x $21,000                                                         -1,657.89
             ---------------- =                                                      ----------
                 $19,000

             variable account floor benefit:                                         $19,342.11
             plus the GPA value:                                                      +5,300.00
             5% variable account floor (value of the GPAs,
             the one-year fixed account and the variable account floor):             $24,642.11
                                                                                     ==========

      ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES,
      WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                     $24,642.11
                                                                                                  ----------


------------------------------------------------------------------------------

92 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:


o     You purchase a contract with a payment of $125,000; and


o     you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o     you do not change model portfolios.


Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                       HYPOTHETICAL    HYPOTHETICAL
CONTRACT                               MCAV ADJUSTED     ASSUMED         ASSUMED
DURATION  PURCHASE        PARTIAL         PARTIAL        NET RATE        CONTRACT
IN YEARS  PAYMENTS      WITHDRAWALS     WITHDRAWAL      OF RETURN         VALUE           MCAV
---------------------------------------------------------------------------------------------------
At Issue   $125,000        $  N/A         $  N/A            N/A          $125,000       $125,000
1                 0             0              0           12.0%          140,000        125,000
2                 0             0              0           15.0%          161,000        128,800(2)
3                 0             0              0            3.0%          165,830        132,664(2)
4                 0             0              0           -8.0%          152,564        132,664
5                 0         2,000          2,046          -15.0%          127,679        130,618
6                 0             0              0           20.0%          153,215        130,618
7                 0             0              0           15.0%          176,197        140,958(2)
8                 0         5,000          4,444          -10.0%          153,577        136,513
9                 0             0              0          -20.0%          122,862        136,513
10(1)             0             0              0          -12.0%          108,118        136,513

(1)   The APB benefit date.

(2) These values indicate where the automatic step up feature increased the MCAV.


IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 93

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:


o     You purchase a contract with a payment of $125,000; and


o     you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

o     you do not change model portfolios.


Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

              YEARS                                         MCAV        HYPOTHETICAL   HYPOTHETICAL
CONTRACT  REMAINING IN                                    ADJUSTED        ASSUMED        ASSUMED
DURATION   THE WAITING     PURCHASE        PARTIAL         PARTIAL        NET RATE       CONTRACT
IN YEARS     PERIOD        PAYMENTS      WITHDRAWALS     WITHDRAWAL      OF RETURN        VALUE          MCAV
-------------------------------------------------------------------------------------------------------------------
At Issue       10          $125,000        $  N/A        $   N/A             N/A         $125,000      $125,000
1              10(2)              0             0              0            12.0%         140,000       140,000(3)
2              10(2)              0             0              0            15.0%         161,000       161,000(3)
3              10(2)              0             0              0             3.0%         165,830       165,830(3)
4               9                 0             0              0            -8.0%         152,564       165,830
5               8                 0         2,000          2,558           -15.0%         127,679       163,272
6               7                 0             0              0            20.0%         153,215       163,272
7              10(2)              0             0              0            15.0%         176,197       176,197(3)
8               9                 0         5,000          5,556           -10.0%         153,577       170,642
9               8                 0             0              0           -20.0%         122,862       170,642
10              7                 0             0              0           -12.0%         108,118       170,642
11              6                 0             0              0             3.0%         111,362       170,642
12              5                 0             0              0             4.0%         115,817       170,642
13              4                 0         7,500         10,524             5.0%         114,107       160,117
14              3                 0             0              0             6.0%         120,954       160,117
15              2                 0             0              0            -5.0%         114,906       160,117
16              1                 0             0              0           -11.0%         102,266       160,117
17(1)           0                 0             0              0            -3.0%          99,198       160,117

(1)   The APB benefit date.

(2)   The waiting period restarts when the elective step up is exercised.

(3) These values indicate when the elective step up feature increased the MCAV.


IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


------------------------------------------------------------------------------

94 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX E: EXAMPLE -- SECURESOURCE(SM) RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o     You are the sole owner and also the annuitant. You are age 60.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

                                  HYPOTHETICAL
CONTRACT                            ASSUMED              BASIC WITHDRAWAL BENEFIT              LIFETIME WITHDRAWAL BENEFIT
DURATION  PURCHASE     PARTIAL      CONTRACT     -----------------------------------------     ---------------------------
IN YEARS  PAYMENTS   WITHDRAWALS     VALUE         GBA          RBA         GBP      RBP           ALP           RALP
--------------------------------------------------------------------------------------------------------------------------
At Issue  $100,000    $   N/A       $100,000     $100,000     $100,000     $7,000   $7,000       $  N/A        $  N/A
0.5              0      5,000         92,000      100,000       95,000      7,000    2,000          N/A           N/A
1                0          0         90,000       90,000(1)    90,000(1)   6,300    6,300          N/A           N/A
2                0          0         81,000       90,000       90,000      6,300    6,300          N/A           N/A
5                0          0         75,000       90,000       90,000      6,300    6,300        5,400(2)      5,400(2)
5.5              0      5,400         70,000       90,000       84,600      6,300      900        5,400             0
6                0          0         69,000       90,000       84,600      6,300    6,300        5,400         5,400
6.5              0      6,300         62,000       90,000       78,300      6,300        0        3,720(3)          0
7                0          0         64,000       90,000       78,300      6,300    6,300        3,840         3,840
7.5              0     10,000         51,000       51,000(4)    51,000(4)   3,570        0        3,060(4)          0
8                0          0         55,000       55,000       55,000      3,850    3,850        3,300         3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(2) The ALP and RALP are established on the contract anniversary date following the date the Covered Person reaches age 65 as 6% of the RBA.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 95

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o     You are the sole owner and also the annuitant. You are age 65.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.


                                  HYPOTHETICAL
CONTRACT                            ASSUMED              BASIC WITHDRAWAL BENEFIT              LIFETIME WITHDRAWAL BENEFIT
DURATION  PURCHASE    PARTIAL       CONTRACT     -----------------------------------------     ---------------------------
IN YEARS  PAYMENTS  WITHDRAWALS      VALUE         GBA          RBA         GBP      RBP           ALP           RALP
--------------------------------------------------------------------------------------------------------------------------
At Issue  $100,000    $   N/A       $100,000     $100,000     $100,000     $7,000   $7,000        $6,000        $6,000
1                0          0        105,000      105,000      105,000      7,350    7,000(1)      6,300         6,000(1)
2                0          0        110,000      110,000      110,000      7,700    7,000(1)      6,600         6,000(1)
3                0          0        110,000      110,000      110,000      7,700    7,700(2)      6,600         6,600(2)
3.5              0      6,600        110,000      110,000      103,400      7,700    1,100         6,600             0
4                0          0        115,000      115,000      115,000      8,050    8,050         6,900         6,900
4.5              0      8,050        116,000      115,000      106,950      8,050        0         6,900(3)          0
5                0          0        120,000      120,000      120,000      8,400    8,400         7,200         7,200
5.5              0     10,000        122,000      120,000(4)   110,000(4)   8,400        0         7,200(4)          0
6                0          0        125,000      125,000      125,000      8,750    8,750         7,500         7,500
6.5              0          0        110,000      125,000      125,000      8,750    8,750         6,600(5)      6,600(5)
7                0          0        105,000      125,000      125,000      8,750    8,750         6,600         6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess.
      Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.



------------------------------------------------------------------------------

96 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o     You are age 59 and your spouse is age 60.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

o Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                  HYPOTHETICAL
CONTRACT                            ASSUMED              BASIC WITHDRAWAL BENEFIT              LIFETIME WITHDRAWAL BENEFIT
DURATION  PURCHASE    PARTIAL       CONTRACT     -----------------------------------------     ---------------------------
IN YEARS  PAYMENTS  WITHDRAWALS      VALUE         GBA          RBA         GBP      RBP           ALP           RALP
--------------------------------------------------------------------------------------------------------------------------
At Issue  $100,000    $   N/A       $100,000     $100,000     $100,000     $7,000   $7,000       $  N/A        $  N/A
0.5              0      5,000         92,000      100,000       95,000      7,000    2,000          N/A           N/A
1                0          0         90,000       90,000(1)    90,000(1)   6,300    6,300          N/A           N/A
2                0          0         81,000       90,000       90,000      6,300    6,300          N/A           N/A
6                0          0         75,000       90,000       90,000      6,300    6,300        5,400(2)      5,400(2)
6.5              0      5,400         70,000       90,000       84,600      6,300      900        5,400             0
7                0          0         69,000       90,000       84,600      6,300    6,300        5,400         5,400
7.5              0      6,300         62,000       90,000       78,300      6,300        0        3,720(3)          0
8                0          0         64,000       90,000       78,300      6,300    6,300        3,840         3,840
8.5              0     10,000         51,000       51,000(4)    51,000(4)   3,570        0        3,060(4)          0
9                0          0         55,000       55,000       55,000      3,850    3,850        3,300         3,300
9.5              0          0         54,000       55,000       55,000      3,850    3,850        3,300         3,300
10               0          0         52,000       55,000       55,000      3,850    3,850        3,300         3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.

(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 97

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract

o     You are age 71 and your spouse is age 70.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                  HYPOTHETICAL
                                    ASSUMED              BASIC WITHDRAWAL BENEFIT              LIFETIME WITHDRAWAL BENEFIT
CONTRACT  PURCHASE    PARTIAL       CONTRACT     -----------------------------------------     ---------------------------
DURATION  PAYMENTS  WITHDRAWALS      VALUE         GBA          RBA         GBP      RBP           ALP           RALP
--------------------------------------------------------------------------------------------------------------------------
At Issue  $100,000    $   N/A       $100,000     $100,000     $100,000     $7,000   $7,000        $6,000        $6,000
1                0          0        105,000      105,000      105,000      7,350    7,000(1)      6,300         6,000(1)
2                0          0        110,000      110,000      110,000      7,700    7,000(1)      6,600         6,000(1)
3                0          0        110,000      110,000      110,000      7,700    7,700(2)      6,600         6,600(2)
3.5              0      6,600        110,000      110,000      103,400      7,700    1,100         6,600             0
4                0          0        115,000      115,000      115,000      8,050    8,050         6,900         6,900
4.5              0      8,050        116,000      115,000      106,950      8,050        0         6,900(3)          0
5                0          0        120,000      120,000      120,000      8,400    8,400         7,200         7,200
5.5              0     10,000        122,000      120,000(4)   110,000(4)   8,400        0         7,200(4)          0
6                0          0        125,000      125,000      125,000      8,750    8,750         7,500         7,500
6.5              0          0        110,000      125,000      125,000      8,750    8,750         7,500         7,500
7                0          0        105,000      125,000      125,000      8,750    8,750         7,500         7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess.
      Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



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98 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX F: SECURESOURCE(SM) RIDERS -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.


For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

      o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

      o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

      o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

      o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

      o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

      o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

      o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

      o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)   determined by us each calendar year;

(2) based solely on the value of the contract to which the SecureSource(SM) rider is attached as of the date we make the determination; and

(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

      1.    an individual retirement annuity (Section 408(b));

      2.    a Roth individual retirement account (Section 408A);

      3.    a Simplified Employee Pension plan (Section 408(k));

      4.    a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 99

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2007 and you and the annuitant are under age 70; and

o You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

      On Nov. 1, 2007 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on Nov. 1, 2006 equals the contract value, $105,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

      On May 1, 2008 the contract value grows to $110,000. The death benefit on May 1, 2008 equals:

        MAV Death Benefit (contract value):                                                $ 110,000
        plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                           ---------
      Total death benefit of:                                                              $ 114,000

      On May 1, 2009 the contract value falls to $105,000. The death benefit on May 1, 2009 equals:

        MAV Death Benefit (MAV):                                                           $ 110,000
        plus the Benefit Protector(SM) benefit (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                           ---------
      Total death benefit of:                                                              $ 114,000

      On June 1, 2009 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge
      (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw
      $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value.
      Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
      (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2009 equals:

        MAV Death Benefit (MAV adjusted for partial withdrawals):                          $  57,619
        plus the Benefit Protector(SM) benefit (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                                          +1,048
                                                                                           ---------
      Total death benefit of:                                                              $  58,667

      On May 1, 2010 the contract value falls to $40,000. The death benefit on May 1, 2010 equals the death benefit on June 1, 2008. The reduction in contract value has no effect.

      On May 1, 2016 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on May 1, 2016 equals:

        MAV Death Benefit (contract value):                                                $ 200,000
        plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                                 +55,000
                                                                                           ---------
      Total death benefit of:                                                              $ 255,000


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100 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

      On Nov. 1, 2016 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on Nov. 1, 2016 equals:

        MAV Death Benefit (contract value):                                                $ 250,000
        plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                                 +55,000
                                                                                           ---------
      Total death benefit of:                                                              $ 305,000

      On Nov. 1, 2017 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes.
      The death benefit on Nov. 1, 2017 equals:

        MAV Death Benefit (contract value):                                                $ 250,000
        plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)
        0.40 x ($250,000 - $105,000) =                                                       +58,000
                                                                                           ---------
      Total death benefit on Nov. 1, 2017 of:                                              $ 308,000


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 101

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2007 and you and the annuitant are under age 70. You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

      On Nov. 1, 2007 the contract value grows to $105,000. The death benefit on Nov.
      1, 2007 equals MAV Death Benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector(SM)
      Plus does not provide any additional benefit at this time.

      On May 1, 2008 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on May 1, 2008 equals:

        MAV Death Benefit (contract value):                                                $ 110,000
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                           ---------
      Total death benefit of:                                                              $ 114,000

      On May 1, 2009 the contract value falls to $105,000. The death benefit on May
      1, 2009 equals:

        MAV Death Benefit (MAV):                                                           $ 110,000
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                                        +4,000
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $100,000 =                                      +10,000
                                                                                           ---------
      Total death benefit of:                                                              $ 124,000

      On June 1, 2009 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge
      (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw
      $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value.
      Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
      (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2009 equals:

        MAV Death Benefit (MAV adjusted for partial withdrawals):                          $  57,619
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                                          +1,048
        plus 10% of purchase payments made within 60 days of contract
        issue and not previously withdrawn: 0.10 x $55,000 =                                  +5,500
                                                                                           ---------
      Total death benefit of:                                                              $  64,167

      On May 1, 2010 the contract value falls $40,000. The death benefit on May 1,
      2010 equals the death benefit calculated on June 1, 2008. The reduction in contract value has no effect.


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102 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

      On May 1, 2016 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on May 1, 2016 equals:

        MAV Death Benefit (contract value):                                                $ 200,000
        plus the Benefit Protector(SM) Plus benefit which equals
        40% of earnings at death, up to a maximum of 100%
        of purchase payments not previously withdrawn
        that are one or more years old                                                       +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 x $55,000 =                        +11,000
                                                                                           ---------
      Total death benefit of:                                                              $ 266,000

      On Nov. 1, 2016 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on Nov. 1, 2016 equals:

        MAV Death Benefit (contract value):                                                $ 250,000
        plus the Benefit Protector(SM) Plus benefit which equals
        40% of earnings at death, up to a maximum of
        100% of purchase payments not previously withdrawn
        that are one or more years old                                                       +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 x $55,000 =                        +11,000
                                                                                           ---------
      Total death benefit of:                                                              $ 316,000

      On Nov. 1, 2017 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on Nov. 1, 2017 equals:

        MAV Death Benefit (contract value):                                                $ 250,000
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                                       +58,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                                       +11,000
                                                                                           ---------
      Total death benefit on Nov. 1, 2017 of:                                              $ 319,000


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 103

APPENDIX I: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS

The following contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit on any purchase payment made to the contract:

o     contracts purchased before May 1, 2006;

o contracts purchased on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time of contract purchase.

We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

If you are uncertain whether purchase payment credits are available under your contract, ask your investment professional or contract us by calling or writing to us at the address shown on the first page of the prospectus.


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104 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX J: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 1,
2006

ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.


Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.


Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.


Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").


Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.


If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o     substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 105

APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The Guarantor Withdrawal Benefit for Life(SM) rider is an optional benefit that you may select for an additional annual charge if(1):

o     you purchase your contract on or after May 1, 2006;

o     the rider is available in your state; and

o you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life(SM) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(SM) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you may take the following partial withdrawal amounts each contract year:

o After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

o During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

o During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.


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If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:


      (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

            (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or


            (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

      (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

      (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

      (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(SM) rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(SM) rider, you may not elect the Accumulation Protector Benefit(SM) rider.


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o     NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for
      Life(SM) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:


o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


      For owners subject to RMD rules under Section 401(a)(9), our current administrative practice is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under the terms of the rider, subject to the following rules:

      (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

            o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

            o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

            o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

            o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(SM) rider.

      (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

            o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

            o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

            o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

            o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(SM) rider.

      (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

            o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

            o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.


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      The Annual Life Expectancy Required Minimum Distribution Amount
      (ALERMDA) is:

      (1)   determined by us each calendar year;

      (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(SM) rider is attached as of the date we make the determination; and


      (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:


            1.    an individual retirement annuity (Section 408(b));

            2.    a Roth individual retirement account (Section 408A);

            3.    a Simplified Employee Pension plan (Section 408(k));

            4.    a tax-sheltered annuity rollover (Section 403(b)).


      We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.


      In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

      In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(SM) rider may be of limited value to you.

For an example, see "Examples of Guarantor Withdrawal Benefit for Life(SM)" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ARE DESCRIBED BELOW:

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the GBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

      (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


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GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.


THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the RBA is equal to the initial purchase payment.


o When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

      (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.


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110 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS
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THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the GBP is established as 7% of the GBA value.

o At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the total RBP -- the GBP remains unchanged.

      (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

o When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

o When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.


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THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

o When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the RALP -- the ALP remains unchanged.

      (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

      (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

      (b)   At any other time -- the RALP is established equal to the ALP.

o At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o At the beginning of any other contract year -- the RALP is set equal to ALP.

o When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.


o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


o When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

o     Only one step up is allowed each contract year.


o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.


o If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o     The total RBP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o     The RALP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

      (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(SM) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o     The GBA, RBA, and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.


o If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will not be less than zero.



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 113
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o     If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.


o If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.


SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

o If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

      (a)   receive the remaining schedule of GBPs until the RBA equals zero;
            or

      (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

      (a)   the remaining schedule of GBPs until the RBA equals zero; or

      (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o     We will no longer accept additional purchase payments;

o     You will no longer be charged for the rider;

o     Any attached death benefit riders will terminate; and

o The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


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114 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS
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The Guarantor Withdrawal Benefit for Life(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.


AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).


If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:


o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.


o If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.


o If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.


Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract.

As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 115

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The Guarantor Withdrawal Benefit for Life(SM) rider cannot be terminated either by you or us except as follows:

1.    Annuity payouts under an annuity payout plan will terminate the rider.

2.    Termination of the contract for any reason will terminate the rider.


EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM)


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000.

o     You are the sole owner and also the annuitant. You are age 60.


o     You make no additional payments to the contract.


o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                           HYPOTHETICAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT           LIFETIME WITHDRAWAL BENEFIT
DURATION          PURCHASE     PARTIAL       CONTRACT   ---------------------------------------------   ---------------------------
IN YEARS          PAYMENTS   WITHDRAWALS      VALUE        GBA           RBA        GBP        RBP           ALP         RALP
-----------------------------------------------------------------------------------------------------------------------------------
At Issue          $100,000    $    N/A      $100,000     $100,000     $100,000     $7,000     $7,000        $  N/A      $  N/A
0.5                      0       7,000        92,000      100,000       93,000      7,000          0           N/A         N/A
1                        0           0        91,000      100,000       93,000      7,000      7,000           N/A         N/A
1.5                      0       7,000        83,000      100,000       86,000      7,000          0           N/A         N/A
2                        0           0        81,000      100,000       86,000      7,000      7,000           N/A         N/A
5                        0           0        75,000      100,000       86,000      7,000      7,000         5,160(1)    5,160(1)
5.5                      0       5,160        70,000      100,000       80,840      7,000      1,840         5,160           0
6                        0           0        69,000      100,000       80,840      7,000      7,000         5,160       5,160
6.5                      0       7,000        62,000      100,000       73,840      7,000          0         3,720(2)        0
7                        0           0        70,000      100,000       73,840      7,000      7,000         4,200       4,200
7.5                      0      10,000        51,000       51,000(3)    51,000(3)   3,570          0         3,060(3)        0
8                        0           0        55,000       55,000       55,000      3,850      3,850         3,300       3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



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116 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000.

o     You are the sole owner and also the annuitant. You are age 65.


o     You make no additional payments to the contract.


o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                           HYPOTHETICAL
CONTRACT                                     ASSUMED               BASIC WITHDRAWAL BENEFIT             LIFETIME WITHDRAWAL BENEFIT
DURATION         PURCHASE     PARTIAL        CONTRACT    --------------------------------------------   ---------------------------
IN YEARS         PAYMENTS   WITHDRAWALS       VALUE         GBA          RBA        GBP        RBP           ALP        RALP
-----------------------------------------------------------------------------------------------------------------------------------
At Issue         $100,000     $   N/A       $100,000     $100,000     $100,000     $7,000     $7,000        $6,000     $6,000
1                       0           0        105,000      105,000      105,000      7,350      7,000(1)      6,300      6,000(1)
2                       0           0        110,000      110,000      110,000      7,700      7,000(1)      6,600      6,000(1)
3                       0           0        110,000      110,000      110,000      7,700      7,700(2)      6,600      6,600(2)
3.5                     0       6,600        110,000      110,000      103,400      7,700      1,100         6,600          0
4                       0           0        115,000      115,000      115,000      8,050      8,050         6,900      6,900
4.5                     0       8,050        116,000      115,000      106,950      8,050          0         6,900(3)       0
5                       0           0        120,000      120,000      120,000      8,400      8,400         7,200      7,200
5.5                     0      10,000        122,000      120,000(4)   110,000(4)   8,400          0         7,200(4)       0
6                       0           0        125,000      125,000      125,000      8,750      8,750         7,500      7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess.
      Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



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

APPENDIX L: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

We have offered two versions of the Guarantor(SM) Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor(SM) Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor(SM) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

RIDER A

o you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource(SM) rider and/or the Guarantor Withdrawal Benefit for Life(SM) rider are/were not available;

o you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)

o     you purchased your contract prior to April 29, 2005;

o     the rider was available in your state; and

o you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor(SM) Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o     the guaranteed benefit amount will be adjusted as described below; and

o     the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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118 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:


o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor(SM) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

o     RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT:
      If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit(SM) rider.

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;


o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

      For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:


      (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

      (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

      (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

      (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(SM) Withdrawal Benefit rider.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 119
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      The Annual Life Expectancy Required Minimum Distribution Amount
      (ALERMDA) is:

      (1)   determined by us each calendar year;

      (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit rider is attached as of the date we make the determination; and

      (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

            1.    an individual retirement annuity (Section 408(b));

            2.    a Roth individual retirement account (Section 408A);

            3.    a Simplified Employee Pension plan (Section 408(k));

            4.    a tax-sheltered annuity rollover (Section 403(b)).


      We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.


      In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


      Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


      In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

o At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

      (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

      (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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120 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

o At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT


Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.


Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 121

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:


o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

o if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

o     The effective date of the elective step up is the contract anniversary.

o The RBA will be increased to an amount equal to the contract anniversary value.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.


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122 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o     Only one step up is allowed each contract year.


o If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o     The RBP will be reset as follows:

      (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP


If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.


RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.


It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.


At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 123

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.


IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o     you will be paid according to the annuity payout option described above;

o     we will no longer accept additional purchase payments;

o     you will no longer be charged for the rider;

o     any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)

ASSUMPTION:

o     You purchase the contract with a payment of $100,000 on May 1, 2007.

      The Guaranteed Benefit Amount (GBA) equals your purchase payment:                    $ 100,000
      The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
         0.07 x $100,000 =                                                                 $   7,000
      The Remaining Benefit Amount (RBA) equals your purchase payment:                     $ 100,000
      On May 1, 2008 the contract value grows to $110,000. You decide to step up your benefit.
      The RBA equals 100% of your contract value:                                          $ 110,000
      The GBA equals 100% of your contract value:                                          $ 110,000
      The GBP equals 7% of your stepped-up GBA:
         0.07 x $110,000 =                                                                 $   7,700
      On Nov. 1, 2010 you decide to take a partial withdrawal of $7,700.
      You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
         $110,000 - $7,700 =                                                               $ 102,300
      The GBA equals the GBA immediately prior to the partial withdrawal:                  $ 110,000
      The GBP equals 7% of your GBA:
         0.07 x $110,000 =                                                                 $   7,700
      On May 1, 2011 you make an additional purchase payment of $50,000.
      The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
         $102,300 + $50,000 =                                                              $ 152,300
      The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
         $110,000 + $50,000 =                                                              $ 160,000


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124 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

      The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
         $7,700 + $3,500 =                                                                 $  11,200
      On May 1, 2012 your contract value grows to $200,000. You decide to step up your benefit.
      The RBA equals 100% of your contract value:                                          $ 200,000
      The GBA equals 100% of your contract value:                                          $ 200,000
      The GBP equals 7% of your stepped-up GBA:
         0.07 x $200,000 =                                                                 $  14,000
      On Nov. 1, 2013 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
      $14,000 so your RBA gets reset to the lesser of:
         (1) your contract value immediately following the partial withdrawal;
                $230,000 - $20,000 =                                                       $ 210,000
         OR
         (2) your prior RBA less the amount of the partial withdrawal.
                $200,000 - $20,000 =                                                       $ 180,000
      Reset RBA = lesser of (1) or (2) =                                                   $ 180,000
      The GBA gets reset to the lesser of:
         (1) your prior GBA                                                                $ 200,000
         OR
         (2) your contract value immediately following the partial withdrawal;
                $230,000 - $20,000 =                                                       $ 210,000
      Reset GBA = lesser of (1) or (2) =                                                   $ 200,000
      The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                                 $  14,000
      On Nov. 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
      GBP of $14,000 so your RBA gets reset to the lesser of:
         (1) your contract value immediately following the partial withdrawal;
                $175,000 - $25,000 =                                                       $ 150,000
         OR
         (2) your prior RBA less the amount of the partial withdrawal.
                $180,000 - $25,000 =                                                       $ 155,000
      Reset RBA = lesser of (1) or (2) =                                                   $ 150,000
      The GBA gets reset to the lesser of:
         (1) your prior GBA;                                                               $ 200,000
         OR
         (2) your contract value immediately following the partial withdrawal;
                $175,000 - $25,000 =                                                       $ 150,000
      Reset GBA = lesser of (1) or (2) =                                                   $ 150,000
      The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $150,000 =                                                                 $  10,500



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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 125

APPENDIX M: INCOME ASSURER BENEFIT(SM) RIDERS

INCOME ASSURER BENEFIT(SM) RIDERS

The following three optional Income Assurer Benefit(SM) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

o     Income Assurer Benefit(SM) - MAV;

o     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
      Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)   is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


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126 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the waiting period;

o     the annuitant on the retirement date must be between 50 to 86 years old;
      and

o you can only take an annuity payment in one of the following annuity payout plans:

      Plan  A -- Life Annuity - No Refund;

      Plan  B -- Life Annuity with Ten or Twenty Years Certain;

      Plan  D -- Joint and Last Survivor Life Annuity - No Refund;

                 Joint and Last Survivor Life Annuity with Twenty Years Certain; or

      Plan  E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

  Pt-1 (1 + i)
  ------------ = Pt
      1.05

      Pt-1   =  prior annuity payout

      Pt     = current annuity payout

      i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 127

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.    contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.    the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)   current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.    contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.    the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.    contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.    the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.


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128 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from
      (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.    the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.    the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.    the MAV (described above); or

4.    the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.    the MAV, less market value adjusted excluded payments (described above);
      or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 129

EXAMPLES OF THE INCOME ASSURER BENEFIT(SM) RIDERS

The purpose of these following examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.

ASSUMPTIONS:

o     You purchase the contract with a payment of $100,000 on June 1, 2006;
      and

o you invest all contract value in the subaccounts (protected investment options); and

o you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

o     the annuitant is male and age 55 at contract issue; and

o     the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                  ASSUMED                             MAXIMUM             GUARANTEED
  CONTRACT        CONTRACT        PURCHASE          ANNIVERSARY             INCOME
 ANNIVERSARY       VALUE          PAYMENTS         VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
-------------------------------------------------------------------------------------------
      1           $108,000        $100,000            $108,000            $108,000
      2            125,000            none             125,000             125,000
      3            132,000            none             132,000             132,000
      4            150,000            none             150,000             150,000
      5             85,000            none             150,000             150,000
      6            121,000            none             150,000             150,000
      7            139,000            none             150,000             150,000
      8            153,000            none             153,000             153,000
      9            140,000            none             153,000             153,000
     10            174,000            none             174,000             174,000
     11            141,000            none             174,000             174,000
     12            148,000            none             174,000             174,000
     13            208,000            none             208,000             208,000
     14            198,000            none             208,000             208,000
     15            203,000            none             208,000             208,000
-------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


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130 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                                     IAB - MAV PROVISIONS
                --------------------------------------------------------------------------------------------------------------------
 CONTRACT                            NEW TABLE(1)        OLD TABLE(1)                          NEW TABLE(1)         OLD TABLE(1)
ANNIVERSARY         ASSUMED     PLAN B - LIFE WITH     PLANB - LIFE WITH     IAB - MAV     PLAN B - LIFE WITH   PLAN B - LIFE WITH
AT EXERCISE     CONTRACT VALUE  10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
    10             $174,000          $   772.56           $   774.30          $174,000          $   772.56          $   774.30
    11              141,000              641.55               642.96           174,000              791.70              793.44
    12              148,000              691.16               692.64           174,000              812.58              814.32
    13              208,000              996.32               998.40           208,000              996.32              998.40
    14              198,000              974.16               976.14           208,000            1,023.36            1,025.44
    15              203,000            1,025.15             1,027.18           208,000            1,050.40            1,052.48
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                             STANDARD PROVISIONS                                              IAB - MAV PROVISIONS
             -----------------------------------------------------------------------------------------------------------------------
 CONTRACT                      NEW TABLE(1)             OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED       PLAN D - LAST            PLAN D - LAST       IAB - MAV       PLAN D - LAST          PLAN D - LAST
AT EXERCISE  CONTRACT VALUE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10         $174,000            $629.88                $622.92           $174,000            $629.88              $622.92
    11          141,000             521.70                 516.06            174,000             643.80               636.84
    12          148,000             559.44                 553.52            174,000             657.72               650.76
    13          208,000             807.04                 796.64            208,000             807.04               796.64
    14          198,000             786.06                 778.14            208,000             825.76               817.44
    15          203,000             826.21                 818.09            208,000             846.56               838.24
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments unde r this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 131

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                          GUARANTEED
                                                                            INCOME
                  ASSUMED                                               BENEFIT BASE -
 CONTRACT         CONTRACT        PURCHASE        5% ACCUMULATION      5% ACCUMULATION
ANNIVERSARY        VALUE          PAYMENTS        BENEFIT BASE(1)      BENEFIT BASE(2)
---------------------------------------------------------------------------------------
     1            $108,000        $100,000           $105,000             $108,000
     2             125,000            none            110,250              125,000
     3             132,000            none            115,763              132,000
     4             150,000            none            121,551              150,000
     5              85,000            none            127,628              127,628
     6             121,000            none            134,010              134,010
     7             139,000            none            140,710              140,710
     8             153,000            none            147,746              153,000
     9             140,000            none            155,133              155,133
    10             174,000            none            162,889              174,000
    11             141,000            none            171,034              171,034
    12             148,000            none            179,586              179,586
    13             208,000            none            188,565              208,000
    14             198,000            none            197,993              198,000
    15             203,000            none            207,893              207,893
---------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
      Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                                       IAB - 5% RF PROVISIONS
              ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                         NEW TABLE(1)           OLD TABLE(1)                          NEW TABLE(1)       OLD TABLE(1)
ANNIVERSARY       ASSUMED      PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - 5% RF   PLAN B - LIFE WITH   PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10           $174,000          $   772.56            $   774.30          $174,000         $   772.56           $   774.30
    11            141,000              641.55                642.96           171,034             778.20               779.91
    12            148,000              691.16                692.64           179,586             838.66               840.46
    13            208,000              996.32                998.40           208,000             996.32               998.40
    14            198,000              974.16                976.14           198,000             974.16               976.14
    15            203,000            1,025.15              1,027.18           207,893           1,049.86             1,051.94
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


------------------------------------------------------------------------------

132 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                 STANDARD PROVISIONS                                       IAB - 5% RF PROVISIONS
               ---------------------------------------------------------------------------------------------------------------------
 CONTRACT       ASSUMED      NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY    CONTRACT      PLAN D - LAST           PLAN D - LAST        IAB - 5% RF      PLAN D - LAST           PLAN D - LAST
AT EXERCISE      VALUE    SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10         $174,000         $629.88                $622.92             $174,000            $629.88               $622.92
    11          141,000          521.70                 516.06              171,034             632.83                625.98
    12          148,000          559.44                 553.52              179,586             678.83                671.65
    13          208,000          807.04                 796.64              208,000             807.04                796.64
    14          198,000          786.06                 778.14              198,000             786.06                778.14
    15          203,000          826.21                 818.09              207,893             846.12                837.81
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                  GUARANTEED
                                                                                                    INCOME
                                                                                                BENEFIT BASE -
                                                                                                  GREATER OF
                     ASSUMED                              MAXIMUM                                 MAV OR 5%
  CONTRACT          CONTRACT          PURCHASE          ANNIVERSARY       5% ACCUMULATION        ACCUMULATION
 ANNIVERSARY          VALUE           PAYMENTS           VALUE(1)         BENEFIT BASE(1)      BENEFIT BASE(2)
---------------------------------------------------------------------------------------------------------------
     1              $108,000          $100,000           $108,000            $105,000             $108,000
     2               125,000              none            125,000             110,250              125,000
     3               132,000              none            132,000             115,763              132,000
     4               150,000              none            150,000             121,551              150,000
     5                85,000              none            150,000             127,628              150,000
     6               121,000              none            150,000             134,010              150,000
     7               139,000              none            150,000             140,710              150,000
     8               153,000              none            153,000             147,746              153,000
     9               140,000              none            153,000             155,133              155,133
    10               174,000              none            174,000             162,889              174,000
    11               141,000              none            174,000             171,034              174,000
    12               148,000              none            174,000             179,586              179,586
    13               208,000              none            208,000             188,565              208,000
    14               198,000              none            208,000             197,993              208,000
    15               203,000              none            208,000             207,893              208,000
---------------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)   The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
      Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5%
      Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 133

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                               STANDARD PROVISIONS                                             IAB - MAX PROVISIONS
              ----------------------------------------------------------------------------------------------------------------------
 CONTRACT                        NEW TABLE(1)            OLD TABLE(1)                          NEW TABLE(1)         OLD TABLE(1)
ANNIVERSARY       ASSUMED     PLAN B - LIFE WITH      PLAN B - LIFE WITH      IAB - MAX     PLAN B - LIFE WITH   PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE  10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)    BENEFIT BASE   10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
    10           $174,000          $ 772.56                $ 774.30            $174,000           $ 772.56            $ 774.30
    11            141,000            641.55                  642.96             174,000             791.70              793.44
    12            148,000            691.16                  692.64             179,586             838.66              840.46
    13            208,000            996.32                  998.40             208,000             996.32              998.40
    14            198,000            974.16                  976.14             208,000           1,023.36            1,025.44
    15            203,000          1,025.15                1,027.18             208,000           1,050.40            1,052.48
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                STANDARD PROVISIONS                                          IAB - MAX PROVISIONS
             -----------------------------------------------------------------------------------------------------------------------
 CONTRACT                        NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED         PLAN D - LAST         PLAN D - LAST        IAB - MAX       PLAN D - LAST        PLAN D - LAST
AT EXERCISE  CONTRACT VALUE  SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10         $174,000           $629.88                 $622.92           $174,000          $629.88                $622.92
    11          141,000            521.70                  516.06            174,000           643.80                 636.84
    12          148,000            559.44                  553.52            179,586           678.83                 671.65
    13          208,000            807.04                  796.64            208,000           807.04                 796.64
    14          198,000            786.06                  778.14            208,000           825.76                 817.44
    15          203,000            826.21                  818.09            208,000           846.56                 838.24
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


------------------------------------------------------------------------------

134 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX N: CONDENSED FINANCIAL INFORMATION

(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2006.

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                                 2006
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                3
-------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                            2,227
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  0.97
Number of accumulation units outstanding at end of period (000 omitted)                                            4,219
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                            1,524
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 135

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                 2006
-------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                5
-------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  0.98
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  0.98
Number of accumulation units outstanding at end of period (000 omitted)                                              950
-------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                            9,751
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                                5
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                              859
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                                            1,866
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                              434
-------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                6
-------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                1
-------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                2
-------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                            2,313
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

136 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                 2006
-------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                            3,787
-------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                1
-------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                            3,150
-------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                5
-------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                2
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                               12
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                1
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                               20
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                            3,108
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                            1,670
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 137

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                 2006
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  0.95
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                               67

 * The 7-day simple and compound yields for RiverSource(R) Variable Portfolio --
   Cash Management Fund at Dec. 31, 2006 were 3.45% and 3.51%, respectively.
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                            8,562
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                            5,812
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                                            1,590
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                            6,089
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                              761
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                            2,214
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  0.96
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                2
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

138 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                 2006
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                              239
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                               --
-------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                            5,339
-------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.23
Number of accumulation units outstanding at end of period (000 omitted)                                               46
-------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                            2,127
-------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (5/1/2006)
Accumulation unit value at beginning of period                                                                   $  1.00
Accumulation unit value at end of period                                                                         $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                              306
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 139

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                             2006      2005      2004
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.07   $  1.00
Accumulation unit value at end of period                                                     $  1.23   $  1.11   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                        4,263     5,023     3,225
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.18   $  1.10   $  1.00
Accumulation unit value at end of period                                                     $  1.35   $  1.18   $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                           19        19        12
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.13   $  1.07   $  1.00
Accumulation unit value at end of period                                                     $  1.23   $  1.13   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                        1,204     1,379       900
-------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.08   $  1.07   $  1.00
Accumulation unit value at end of period                                                     $  1.19   $  1.08   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --
-------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.08   $  1.00
Accumulation unit value at end of period                                                     $  1.27   $  1.11   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                          170       126        90
-------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.36   $  1.19   $  1.00
Accumulation unit value at end of period                                                     $  1.81   $  1.36   $  1.19
Number of accumulation units outstanding at end of period (000 omitted)                       13,071     8,418     3,162
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.05   $  1.05   $  1.00
Accumulation unit value at end of period                                                     $  1.04   $  1.05   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                       24,580    21,086     7,249
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.24   $  1.12   $  1.00
Accumulation unit value at end of period                                                     $  1.52   $  1.24   $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.06   $  1.06   $  1.00
Accumulation unit value at end of period                                                     $  1.01   $  1.06   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                       19,124     6,266     2,495
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.12   $  1.09   $  1.00
Accumulation unit value at end of period                                                     $  1.30   $  1.12   $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                           29        15        26
-------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                               $  1.00        --        --
Accumulation unit value at end of period                                                     $  1.06        --        --
Number of accumulation units outstanding at end of period (000 omitted)                        8,585        --        --
-------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.21   $  1.17   $  1.00
Accumulation unit value at end of period                                                     $  1.41   $  1.21   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --
-------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.21   $  1.13   $  1.00
Accumulation unit value at end of period                                                     $  1.27   $  1.21   $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --
-------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.04   $  1.03   $  1.00
Accumulation unit value at end of period                                                     $  1.07   $  1.04   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                        6,310     2,901     1,117
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

140 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                             2006      2005      2004
-------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.05   $  1.02   $  1.00
Accumulation unit value at end of period                                                     $  1.19   $  1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                           67        71        72
-------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.25   $  1.14   $  1.00
Accumulation unit value at end of period                                                     $  1.50   $  1.25   $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                           24        26         7
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.27   $  1.11   $  1.00
Accumulation unit value at end of period                                                     $  1.38   $  1.27   $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                       45,962    19,309     6,485
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.06   $  1.03   $  1.00
Accumulation unit value at end of period                                                     $  1.11   $  1.06   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                           15        --        --
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.03   $  1.03   $  1.00
Accumulation unit value at end of period                                                     $  1.05   $  1.03   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                       10,450     8,474     3,024
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.40   $  1.21   $  1.00
Accumulation unit value at end of period                                                     $  1.55   $  1.40   $  1.21
Number of accumulation units outstanding at end of period (000 omitted)                        6,670     2,154       194
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.28   $  1.10   $  1.00
Accumulation unit value at end of period                                                     $  1.48   $  1.28   $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                        5,282     5,025     3,210
-------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.12   $  1.12   $  1.00
Accumulation unit value at end of period                                                     $  1.30   $  1.12   $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                        1,382     1,066       516
-------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.09   $  1.00
Accumulation unit value at end of period                                                     $  1.27   $  1.11   $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                           68        53        34
-------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.08   $  1.00
Accumulation unit value at end of period                                                     $  1.18   $  1.11   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                           98       115       111
-------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.18   $  1.09   $  1.00
Accumulation unit value at end of period                                                     $  1.37   $  1.18   $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                        6,611       374       369
-------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.10   $  1.16   $  1.00
Accumulation unit value at end of period                                                     $  1.22   $  1.10   $  1.16
Number of accumulation units outstanding at end of period (000 omitted)                       18,800     7,744     2,656
-------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.20   $  1.12   $  1.00
Accumulation unit value at end of period                                                     $  1.43   $  1.20   $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                          112        57        25
-------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.32   $  1.19   $  1.00
Accumulation unit value at end of period                                                     $  1.51   $  1.32   $  1.19
Number of accumulation units outstanding at end of period (000 omitted)                       14,517     6,833     2,746
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 141

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                             2006      2005      2004
-------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.10   $  1.07   $  1.00
Accumulation unit value at end of period                                                     $  1.15   $  1.10   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                           14        34        22
-------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.07   $  1.04   $  1.00
Accumulation unit value at end of period                                                     $  1.19   $  1.07   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                           10        11        12
-------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.09   $  1.09   $  1.00
Accumulation unit value at end of period                                                     $  1.20   $  1.09   $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                          106        69        53
-------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.42   $  1.24   $  1.00
Accumulation unit value at end of period                                                     $  1.82   $  1.42   $  1.24
Number of accumulation units outstanding at end of period (000 omitted)                           32         1         1
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.09   $  1.06   $  1.00
Accumulation unit value at end of period                                                     $  1.15   $  1.09   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                       10,182     8,509     3,218
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.29   $  1.15   $  1.00
Accumulation unit value at end of period                                                     $  1.48   $  1.29   $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                          209       177        72
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.25   $  1.16   $  1.00
Accumulation unit value at end of period                                                     $  1.41   $  1.25   $  1.16
Number of accumulation units outstanding at end of period (000 omitted)                           75        59        31
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.07   $  1.07   $  1.00
Accumulation unit value at end of period                                                     $  1.13   $  1.07   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                       20,731    11,203     4,674
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.14   $  1.03   $  1.00
Accumulation unit value at end of period                                                     $  1.15   $  1.14   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                          142       109        57
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.26   $  1.14   $  1.00
Accumulation unit value at end of period                                                     $  1.57   $  1.26   $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.24   $  1.18   $  1.00
Accumulation unit value at end of period                                                     $  1.43   $  1.24   $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                        4,666        76        17
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.25   $  1.14   $  1.00
Accumulation unit value at end of period                                                     $  1.29   $  1.25   $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                            8        --        --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.00   $  0.99   $  1.00
Accumulation unit value at end of period                                                     $  1.03   $  1.00   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                        1,771       839       136
* The 7-day simple and compound yields for RiverSource(R) Variable Portfolio --
Cash Management Fund at Dec. 31, 2006 were 2.61% and 2.64%, respectively
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.03   $  1.03   $  1.00
Accumulation unit value at end of period                                                     $  1.06   $  1.03   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                       27,709       237       220
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

142 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                             2006      2005      2004
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.29   $  1.15   $  1.00
Accumulation unit value at end of period                                                     $  1.51   $  1.29   $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                       25,297     8,506        34
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.53   $  1.17   $  1.00
Accumulation unit value at end of period                                                     $  2.01   $  1.53   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                        7,742     4,979     2,159
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                               $  1.00        --        --
Accumulation unit value at end of period                                                     $  1.02        --        --
Number of accumulation units outstanding at end of period (000 omitted)                       19,914        --        --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.14   $  1.07   $  1.00
Accumulation unit value at end of period                                                     $  1.24   $  1.14   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                           38        38        --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.10   $  1.08   $  1.00
Accumulation unit value at end of period                                                     $  1.20   $  1.10   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                        5,751     3,150       830
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/1/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.09   $  1.00
Accumulation unit value at end of period                                                     $  1.18   $  1.11   $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                        6,780         8         8
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.27   $  1.14   $  1.00
Accumulation unit value at end of period                                                     $  1.55   $  1.27   $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                            2         1        --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.09   $  1.05   $  1.00
Accumulation unit value at end of period                                                     $  1.24   $  1.09   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                       11,734    14,054     9,019
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.13   $  1.10   $  1.00
Accumulation unit value at end of period                                                     $  1.32   $  1.13   $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                           23        24        --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.15   $  1.07   $  1.00
Accumulation unit value at end of period                                                     $  1.13   $  1.15   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                        1,023     1,088       697
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.08   $  1.00
Accumulation unit value at end of period                                                     $  1.25   $  1.11   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                          142       132        48
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.08   $  1.10   $  1.00
Accumulation unit value at end of period                                                     $  1.23   $  1.08   $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  0.99   $  1.00   $  1.00
Accumulation unit value at end of period                                                     $  1.01   $  0.99   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                        3,802     1,781       218
-------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.19   $  1.15   $  1.00
Accumulation unit value at end of period                                                     $  1.41   $  1.19   $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                       11,121    10,647     4,456
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 143

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                             2006      2005      2004
-------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.15   $  1.13   $  1.00
Accumulation unit value at end of period                                                     $  1.31   $  1.15   $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                       41,096    23,606     8,260
-------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.57   $  1.37   $  1.00
Accumulation unit value at end of period                                                     $  2.12   $  1.57   $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                          573       619       292
-------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.43   $  1.20   $  1.00
Accumulation unit value at end of period                                                     $  1.93   $  1.43   $  1.20
Number of accumulation units outstanding at end of period (000 omitted)                        6,793     3,916     1,854
-------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.26   $  1.15   $  1.00
Accumulation unit value at end of period                                                     $  1.33   $  1.26   $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                        6,970     5,234     2,030
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

144 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts ................................p. 3
Rating Agencies ............................................p. 4
Revenues Received During Calendar Year 2006 ................p. 4
Principal Underwriter ......................................p. 5
Independent Registered Public Accounting Firm ..............p. 5
Condensed Financial Information (Unaudited) ................p. 6
Financial Statements



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY - PROSPECTUS 145

RIVERSOURCE [LOGO](SM)
       ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

          RiverSource Distributors, Inc. (Distributor), Member NASD. Insurance and annuity products are issued by RiverSource Life Insurance
                                   Company.

            (C)2007 Ameriprise Financial, Inc. All rights reserved.

45304 G (5/07)

PROSPECTUS


MAY 1, 2007

RIVERSOURCE(R)

INNOVATIONS VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)


           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW RIVERSOURCE(R) INNOVATIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing. Prospectuses are also available for:

o     AIM Variable Insurance Funds, Series II Shares

o     AllianceBernstein Variable Products Series Fund, Inc. (Class B)

o     Fidelity(R) Variable Insurance Products Service Class 2

o     Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
      Class 2

o     MFS(R) Variable Insurance Trust(SM) - Service Class

o     Oppenheimer Variable Account Funds - Service Shares

o     Putnam Variable Trust - Class IB Shares


o     RiverSource(R) Variable Portfolio Funds


Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.")(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 1

TABLE OF CONTENTS


KEY TERMS ..........................................    3
THE CONTRACT IN BRIEF ..............................    4
EXPENSE SUMMARY ....................................    6
CONDENSED FINANCIAL INFORMATION (UNAUDITED) ........   11
FINANCIAL STATEMENTS ...............................   11
THE VARIABLE ACCOUNT AND THE FUNDS .................   11
GUARANTEE PERIOD ACCOUNTS (GPAs) ...................   19
THE ONE-YEAR FIXED ACCOUNT .........................   22
BUYING YOUR CONTRACT ...............................   22
CHARGES ............................................   26
VALUING YOUR INVESTMENT ............................   31
MAKING THE MOST OF YOUR CONTRACT ...................   33
WITHDRAWALS ........................................   39
TSA -- SPECIAL WITHDRAWAL PROVISIONS ...............   40
CHANGING OWNERSHIP .................................   40
BENEFITS IN CASE OF DEATH ..........................   41
OPTIONAL BENEFITS ..................................   45
THE ANNUITY PAYOUT PERIOD ..........................   58
TAXES ..............................................   60
VOTING RIGHTS ......................................   62
SUBSTITUTION OF INVESTMENTS ........................   63
ABOUT THE SERVICE PROVIDERS ........................   63
ADDITIONAL INFORMATION .............................   65
APPENDIX A: PERFORMANCE CREDIT RIDER
   ADJUSTED PARTIAL WITHDRAWAL .....................   66
APPENDIX B: CONDENSED FINANCIAL
   INFORMATION (UNAUDITED) .........................   68
TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION .............   74


CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.



2 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may make allocations of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o     Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o     Roth IRAs under Section 408A of the Code

o     Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o     Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 3 calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: This contract allows you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 11)

o the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 19 and p. 22)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (p. 22)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 34)


4 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 39)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p.45)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 44)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 58)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 60)





RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 5

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

           SEVEN-YEAR SCHEDULE                                       FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE        WITHDRAWAL CHARGE          YEARS FROM PURCHASE          WITHDRAWAL CHARGE
  PAYMENT RECEIPT             PERCENTAGE                PAYMENT RECEIPT                PERCENTAGE
        1                          8%                         1                            8%
        2                          8                          2                            7
        3                          7                          3                            6
        4                          7                          4                            4
        5                          6                          5                            2
        6                          5                          Thereafter                   0
        7                          3
        Thereafter                 0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans.")

                                                    ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                              3.50%                   5.00%
Qualified discount rate                          4.86%                   6.36%
Nonqualified discount rate                       5.11                    6.61

                                                    ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                               3.50%                   5.00%
Qualified discount rate                          5.16%                   6.66%
Nonqualified discount rate                       5.41                    6.91


6 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                  MORTALITY AND           VARIABLE ACCOUNT           TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE           EXPENSE RISK FEE       ADMINISTRATIVE CHARGE        ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP death benefit                                     0.85%                     0.15%                     1.00%
MAV death benefit(1),(2)                              1.05                      0.15                      1.20
EDB(1)                                                1.15                      0.15                      1.30

NONQUALIFIED ANNUITIES
ROP death benefit                                     1.10                      0.15                      1.25
MAV death benefit(1),(2)                              1.30                      0.15                      1.45
EDB(1)                                                1.40                      0.15                      1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                                     1.15                      0.15                      1.30
MAV death benefit(1),(2)                              1.35                      0.15                      1.50
EDB(1)                                                1.45                      0.15                      1.60

NONQUALIFIED ANNUITIES
ROP Payment death benefit                             1.40                      0.15                      1.55
MAV death benefit(1),(2)                              1.60                      0.15                      1.75
EDB(1)                                                1.70                      0.15                      1.85

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                         $      40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GMIB - MAV                                                                         0.55%(1),(2)
GMIB - 6% RISING FLOOR                                                             0.75%(1),(2)
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PCR FEE                                                                            0.15%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR FEE                                                              0.25%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS FEE                                                         0.40%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

(1)   This fee applies only if you elect this optional feature.

(2) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV - 0.30% and GMIB - 6% Rising
      Floor - 0.45%.



RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 7

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)

                                                                                 MINIMUM      MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                   0.51%        1.35%

(a)   Each fund deducts management fees and other expenses from fund assets.
      Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
      Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                             GROSS TOTAL
                                                                        MANAGEMENT     12b-1      OTHER        ANNUAL
                                                                           FEES        FEES      EXPENSES     EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                                0.72%       0.25%      0.30%**    1.27%(1),(2)
AIM V.I. Capital Development Fund, Series II Shares                        0.75        0.25       0.35**     1.35(1),(2)
AIM V.I. Core Equity Fund, Series II Shares                                0.61        0.25       0.30**     1.16(1)
AllianceBernstein VPS Balanced Shares Portfolio (Class B)                  0.55        0.25       0.18       0.98
AllianceBernstein VPS Global Technology Portfolio (Class B)                0.75        0.25       0.18       1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                0.55        0.25       0.06       0.86
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)                 0.75        0.25       0.08       1.08
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                    0.57        0.25       0.09       0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                           0.57        0.25       0.12       0.94
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                          0.57        0.25       0.11       0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                         0.72        0.25       0.16       1.13
FTVIPT Franklin Global Real Estate Securities Fund - Class 2               0.47        0.25       0.03       0.75(3)
(previously FTVIPT Franklin Real Estate Fund - Class 2)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                  0.51        0.25       0.20**     0.96(4)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2             0.48        0.25       0.30**     1.03(4)
FTVIPT Mutual Shares Securities Fund - Class 2                             0.60        0.25       0.21       1.06
FTVIPT Templeton Foreign Securities Fund - Class 2                         0.63        0.25       0.18**     1.06(4)
MFS(R) Investors Growth Stock Series - Service Class                       0.75        0.25       0.12       1.12
MFS(R) New Discovery Series - Service Class                                0.90        0.25       0.13       1.28
MFS(R) Total Return Series - Service Class                                 0.75        0.25       0.10       1.10(5)
MFS(R) Utilities Series - Service Class                                    0.75        0.25       0.11       1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares                   0.64        0.25       0.03**     0.92(6)
Oppenheimer Global Securities Fund/VA, Service Shares                      0.62        0.25       0.04**     0.91(6)
Oppenheimer High Income Fund/VA, Service Shares                            0.72        0.25       0.03**     1.00(6)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                  0.64        0.25       0.02**     0.91(6)
Oppenheimer Strategic Bond Fund/VA, Service Shares                         0.62        0.25       0.02**     0.89(6)
Putnam VT Growth and Income Fund - Class IB Shares                         0.49        0.25       0.06**     0.80
Putnam VT International Equity Fund - Class IB Shares                      0.74        0.25       0.19**     1.18
Putnam VT Research Fund - Class IB Shares                                  0.65        0.25       0.16**     1.06



8 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                              GROSS TOTAL
                                                                         MANAGEMENT   12b-1       OTHER          ANNUAL
                                                                           FEES        FEES      EXPENSES       EXPENSES
Putnam VT Vista Fund - Class IB Shares                                     0.65%       0.25%      0.15%**    1.05%
RiverSource(R) Variable Portfolio - Cash Management Fund                   0.33        0.13       0.14       0.60(7)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                  0.46        0.13       0.15**     0.74(7)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund         0.64        0.13       0.14**     0.91(7),(8)
RiverSource(R) Variable Portfolio - Growth Fund                            0.71        0.13       0.17**     1.01(7),(8)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                  0.57        0.13       0.13**     0.83(7),(8)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                     0.22        0.13       0.16**     0.51(7),(9)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund    0.48        0.13       0.16**     0.77(7)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                   1.00        0.13       0.19**     1.32(7),(8),(9)

 * The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies
      (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)   Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
      Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value
      Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund,
      Series II Shares.

(3) The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended Dec. 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning
      May 1, 2012, the full new investment management and administration fees will then be in effect.

(4) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
      Commission (SEC). After fee reductions net expenses would be 0.93% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, 1.02% for
      FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.03% for FTVIPT Templeton Foreign Securities Fund - Class 2.

(5)   The Fund's management fee as set forth in its Investment Advisory
      Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
      Board of Trustees.

(6) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
      Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(7) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(8) Management fees includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R)
      Variable Portfolio - Diversified Equity Income Fund, 0.11% for
      RiverSource(R) Variable Portfolio - Growth Fund, 0.01% for
      RiverSource(R) Variable Portfolio - Large Cap Equity Fund and 0.05% for
      RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(9) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 0.495% for RiverSource(R) Variable Portfolio - S&P 500
      Index Fund and 1.20% for RiverSource(R) Variable Portfolio - Small Cap
      Value Fund.





RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 9

EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $1,206.62  $1,931.28  $2,671.41  $4,241.37  $  406.62  $1,231.28  $2,071.41  $4,241.37
Five-year withdrawal charge schedule     1,237.37   1,920.34   2,414.40   4,499.03     437.37   1,320.34   2,214.40   4,499.03

QUALIFIED ANNUITY                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $1,180.99  $1,856.63  $2,550.85  $4,020.57  $  380.99  $1,156.63  $1,950.85  $4,020.57
Five-year withdrawal charge schedule     1,211.74   1,846.16   2,295.37   4,284.86     411.74   1,246.16   2,095.37   4,284.86

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $  982.14  $1,263.98  $1,570.48  $2,105.31  $  182.14  $  563.98  $  970.48  $2,105.31
Five-year withdrawal charge schedule     1,012.89   1,257.19   1,327.37   2,426.13     212.89     657.19   1,127.37   2,426.13

QUALIFIED ANNUITY                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $  956.52  $1,185.87  $1,438.23  $1,830.65  $  156.52  $  485.87  $  838.23  $1,830.65
Five-year withdrawal charge schedule       987.27   1,179.56   1,196.76   2,159.44     187.27     579.56     996.76   2,159.44

(1) In these examples, the $40 contract administrative charge is approximated as a .017% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.





10 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix B.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.


     o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

     o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

     o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.



RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 11

     o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

     o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

     o    REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
          INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

          Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

          The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.




12 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

      o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

            o Compensating, training and educating investment professionals who sell the contracts.

            o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

            o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

            o Providing sub-transfer agency and shareholder servicing to contract owners.

            o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

            o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

            o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

            o Subaccounting, transaction processing, recordkeeping and administration.

      o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

      o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.





RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value           Long-term growth of capital. Invests at least 65% of its        A I M Advisors, Inc.
Fund, Series II Shares         total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and are believed to be undervalued in relation to long-term earning power or other factors. The fund may invest up to 25% of its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital               Long-term growth of capital. Invests primarily in securities    A I M Advisors, Inc.
Development Fund,              (including common stocks, convertible securities and bonds)
Series II Shares               of small- and medium-sized companies. The Fund may invest up to 25% of its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity           Growth of capital. Invests normally at least 80% of its net     A I M Advisors, Inc.
Fund, Series II Shares         assets, plus the amount of any borrowings for investment
                               purposes, in equity securities, including convertible
                               securities of established companies that have long-term
                               above-average growth in earnings and dividends and growth
                               companies that are believed to have the potential for
                               above-average growth in earnings and dividends. The Fund may invest up to 25% of its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS          Total return consistent with reasonable risk, through a         AllianceBernstein L.P.
Balanced Shares Portfolio      combination of income and longer-term growth of capital.
(Class B)                      Invests primarily in U.S. government and agency obligations, bonds, fixed-income and equity securities of non-U.S. issuers
                               (including short- and long-term debt securities and preferred stocks to the extent the Advisor deems best adapted to the current economic and market outlook) and common stocks.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS          Long-term growth of capital. The Fund invests at least 80% of   AllianceBernstein L.P.
Global Technology              its net assets in securities of companies that use technology
Portfolio (Class B)            extensively in the development of new or improved products or processes. Invests in a global portfolio of securities of
                               U.S. and foreign companies selected for their growth
                               potential.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS          Long-term growth of capital. Invests primarily in the equity    AllianceBernstein L.P.
Growth and Income              securities of domestic companies that the Advisor deems to be
Portfolio (Class B)            undervalued.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS          Long-term growth of capital. Invests primarily in equity        AllianceBernstein L.P.
Large Cap Growth               securities of U.S. companies. Unlike most equity funds, the
Portfolio (Class B)            Portfolio focuses on a relatively small number of intensively researched companies.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)  Long-term capital appreciation. Normally invests primarily in   Fidelity Management & Research
Portfolio Service Class 2      common stocks. Invests in securities of companies whose value   Company (FMR), investment manager;
                               it believes is not fully recognized by the public. Invests in   FMR U.K. and FMR Far East,
                               either "growth" stocks or "value" stocks or both. The fund      sub-investment advisers.
                               invests in domestic and foreign issuers.

------------------------------------------------------------------------------------------------------------------------------------



14 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth         Achieve capital appreciation. Normally invests primarily in     Fidelity Management & Research
Portfolio Service Class 2      common stocks. Invests in companies that it believes have       Company (FMR), investment manager;
                               above-average growth potential (stocks of these companies are   FMR U.K., FMR Far East,
                               often called "growth" stocks). The Fund invests in domestic     sub-investment advisers.
                               and foreign issuers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap        Long-term growth of capital. Normally invests primarily in      Fidelity Management & Research
Portfolio Service Class 2      common stocks. Normally invests at least 80% of assets in       Company (FMR), investment manager;
                               securities of companies with medium market capitalizations.     FMR U.K., FMR Far East,
                               May invest in companies with smaller or larger market           sub-investment advisers.
                               capitalizations. Invests in domestic and foreign issuers. The
                               Fund invests in either "growth" or "value" common stocks or both.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas       Long-term growth of capital. Normally invests primarily in      Fidelity Management & Research
Portfolio Service Class 2      common stocks of foreign securities. Normally invests at        Company (FMR), investment manager;
                               least 80% of assets in non-U.S. securities.                     FMR U.K., FMR Far East, Fidelity
                                                                                               International Investment Advisors
                                                                                               (FIIA) and FIIA U.K.,
                                                                                               sub-investment advisers.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Global         High total return. The Fund normally invests at least 80% of    Franklin Templeton Institutional,
Real Estate Securities         its net assets in investments of companies located anywhere     LLC, adviser; Franklin Advisers,
Fund - Class 2                 in the world that operate in the real estate sector.            Inc., subadviser

(previously FTVIPT
Franklin Real Estate
Fund - Class 2)

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin                Long-term total return. The Fund normally invests at least      Franklin Advisory Services, LLC
Small Cap Value Securities     80% of its net assets in investments of small capitalization
Fund - Class 2                 companies, and normally invests predominantly in equity
                               securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin                Long-term capital growth. The Fund normally invests at least    Franklin Advisers, Inc.
Small-Mid Cap Growth           80% of its net assets in investments of small capitalization
Securities Fund - Class 2      (small cap) and mid capitalization (mid cap) companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares           Capital appreciation, with income as a secondary goal. The      Franklin Mutual Advisers, LLC
Securities Fund - Class 2      Fund normally invests primarily in equity securities of
                               companies that the manager believes are undervalued. The Fund also invests, to a lesser extent in risk arbitrage securities and distressed companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton               Long-term capital growth. The Fund normally invests at least    Templeton Investment Counsel, LLC,
Foreign Securities Fund -      80% of its net assets in investments of issuers located         adviser; Franklin Templeton
Class 2                        outside the U.S., including those in emerging markets, and      Investment Management Limited,
                               normally invests predominantly in equity securities.            subadviser

------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 15

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth        Capital appreciation. Normally invests at least 80% of the      MFS Investment Management(R)
Stock Series -                 fund's net assets in equity securities of companies MFS
Service Class                  believes to have above average earnings growth potential
                               compared to other companies (growth companies).

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery           Capital appreciation. Invests in stocks of companies MFS        MFS Investment Management(R)
Series - Service Class         believes to have above average earnings growth potential
                               compared to other companies (growth companies).

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return            Total return. Invests primarily in equity and fixed income      MFS Investment Management(R)
Series - Service Class         securities. MFS invests between 40% and 75% of the fund's net assets in equity securities and at least 25% of the fund's total assets in fixed-income senior securities.

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -      Total return. Normally invests at least 80% of the fund's net   MFS Investment Management(R)
Service Class                  assets in securities of issuers in the utilities industry.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital            Capital appreciation. Invests in securities of well-known,      OppenheimerFunds, Inc.
Appreciation Fund/VA,          established companies.
Service Shares

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global             Long-term capital appreciation. Invests mainly in common        OppenheimerFunds, Inc.
Securities Fund/VA,            stocks of U.S. and foreign issuers that are "growth-type"
Service Shares                 companies, cyclical industries and special situations that are considered to have appreciation possibilities.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income        High level of current income. Invests in high-yield             OppenheimerFunds, Inc.
Fund/VA, Service Shares        fixed-income securities.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street        Capital appreciation. Invests mainly in common stocks of        OppenheimerFunds, Inc.
Small Cap Fund/VA,             small-capitalization U.S. companies that the fund's
Service Shares                 investment manager believes have favorable business trends or prospects.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic          High level of current income principally derived from           OppenheimerFunds, Inc.
Bond Fund/VA,                  interest on debt securities. Invests mainly in three market
Service Shares                 sectors: debt securities of foreign governments and
                               companies, U.S. government securities and lower-rated high yield securities of U.S. and foreign companies.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and           Capital growth and current income. The fund pursues its goal    Putnam Investment Management, LLC
Income Fund -                  by investing mainly in common stocks of U.S. companies, with
Class IB Shares                a focus on value stocks that offer the potential for capital growth, current income or both.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT International        Capital appreciation. The fund pursues its goal by investing    Putnam Investment Management, LLC
Equity Fund -                  mainly in common stocks of companies outside the United
Class IB Shares                States that Putnam Management believes have favorable
                               investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments.

------------------------------------------------------------------------------------------------------------------------------------



16 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Research             Capital appreciation. The fund pursues its goal by investing    Putnam Investment Management, LLC
Fund - Class IB Shares         mainly in common stocks of U.S. companies that Putnam
                               Management thinks have the greatest potential for capital
                               appreciation with stock prices that reflect a value lower
                               than that which Putnam Management places on the company, or whose earnings Putnam Management believes are likely to grow over time.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund -         Capital appreciation. The fund pursues its goal by investing    Putnam Investment Management, LLC
Class IB Shares                mainly in common stocks of U.S. companies, with a focus on growth stocks.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           Maximum current income consistent with liquidity and            RiverSource Investments, LLC
Portfolio - Cash               stability of principal. Invests primarily in money market
Management Fund                instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                               certificates of deposit, bankers' acceptances, letters of
                               credit and commercial paper, including asset-backed
                               commercial paper.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           High level of current income while attempting to conserve the   RiverSource Investments, LLC
Portfolio - Diversified        value of the investment for the longest period of time. Under
Bond Fund                      normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least
                               50% of the Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate Bond
                               Index (Index), which are investment grade and denominated in
                               U.S. dollars. The Index includes securities issued by the
                               U.S. government, corporate bonds and mortgage- and
                               asset-backed securities. Although the Fund emphasizes high-
                               and medium-quality debt securities, it will assume some
                               credit risk to achieve higher yield and/or capital
                               appreciation by buying lower-quality (junk) bonds.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           High level of current income and, as a secondary goal, steady   RiverSource Investments, LLC
Portfolio - Diversified        growth of capital. Under normal market conditions, the Fund
Equity Income Fund             invests at least 80% of its net assets in dividend-paying
                               common and preferred stocks. The Fund may invest up to 25% of its total assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           Long-term capital growth. Invests primarily in common stocks    RiverSource Investments, LLC
Portfolio - Growth Fund        and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments or
                               technological superiority. The Fund may invest up to 25% of its total assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           Capital appreciation. Under normal market conditions, the       RiverSource Investments, LLC
Portfolio - Large Cap          Fund invests at least 80% of its net assets in equity
Equity Fund                    securities of companies with market capitalization greater than $5 billion at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 17

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           Long-term capital appreciation. The Fund seeks to provide       RiverSource Investments, LLC
Portfolio - S&P 500            investment results that correspond to the total return (the
Index Fund                     combination of appreciation and income) of
                               large-capitalization stocks of U.S. companies. The Fund
                               invests in common stocks included in the Standard & Poor's
                               500 Composite Stock Price Index (S&P 500). The S&P 500 is
                               made up primarily of large-capitalization companies that
                               represent a broad spectrum of the U.S. economy.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           High level of current income and safety of principal            RiverSource Investments, LLC
Portfolio - Short Duration     consistent with investment in U.S. government and government
U.S. Government Fund           agency securities. Under normal market conditions, at least
                               80% of the Fund's net assets are invested in securities
                               issued or guaranteed as to principal and interest by the U.S.
                               government, its agencies or instrumentalities.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable           Long-term capital appreciation. Under normal market             RiverSource Investments, LLC,
Portfolio - Small Cap          conditions, at least 80% of the Fund's net assets will be       adviser; River Road Asset Management,
Value Fund                     invested in small cap companies with market capitalization,     LLC, Donald Smith & Co., Inc.,
                               at the time of investment, of up to $2.5 billion or that fall   Franklin Portfolio Associates LLC and
                               within the range of the Russell 2000(R) Value Index.            Barrow, Hanley, Mewhinney & Strauss,
                                                                                               Inc., subadvisers.

------------------------------------------------------------------------------------------------------------------------------------



18 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:


o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 19

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply a MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.


When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

        IF YOUR GPA RATE IS:                        THE MVA IS:
Less than the new GPA rate + 0.10%                   Negative
Equal to the new GPA rate + 0.10%                    Zero
Greater than the new GPA rate + 0.10%                Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

  EARLY WITHDRAWAL AMOUNT x [(    1 + i   ) (TO THE POWER OF n/12) - 1] =  MVA
                              ------------
                              1 + j + .001

Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

      j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

      n = number of months remaining in the current Guarantee Period (rounded up).


20 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

    $1,000 x [(     1.030    ) (TO THE POWER OF 84/12) - 1] = -$39.84
               ---------------
               1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

    $1,000 x [(     1.030     ) (TO THE POWER OF 84/12) - 1] = -$27.61
               ---------------
               1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 21

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT


New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you applied, you selected (if available in your state):

o GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

o     how you want to make purchase payments;

o     the optional MAV death benefit(2);

o     the optional EDB(2);

o     the optional GMIB - MAV rider(3);

o     the optional GMIB - 6% Rising Floor rider(3);

o     the optional PCR(3);

o     the optional Benefit Protector Death Benefit(4);

o     the optional Benefit Protector Plus Death Benefit(4);

o     the length of the withdrawal charge schedule (5 or 7 years)(5); and

o     a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.

(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(5) The five-year withdrawal charge schedule may not be available in all states.


22 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS      No restrictions on the amount of purchase payments
SIGNED PRIOR TO JUNE 16, 2003:       allocated to the GPAs or the one-year fixed account
                                     (if available).

FOR CONTRACTS WITH APPLICATIONS      The amount of any purchase payment allocated to the
SIGNED ON OR AFTER JUNE 16 THROUGH   GPAs and the one-year fixed account in total cannot
DEC. 4, 2003:                        exceed 30% of the purchase payment.

                                     This 30% limit will not apply if you establish a
                                     dollar cost averaging arrangement with respect to the
                                     purchase payment according to procedures currently in
                                     effect, or you are participating according to the
                                     rules of an asset allocation model portfolio program
                                     available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS      In certain states where we offer GPAs that do not
SIGNED ON OR AFTER DEC. 5, 2003:     require payment of a statutory minimum guaranteed
                                     interest rate, the amount of any purchase payment
                                     allocated to one-year fixed account cannot exceed 30%
                                     of the purchase payment. The amount of any purchase
                                     payment allocated to the GPAs is not subject to this
                                     30% limit. Please consult your investment professional
                                     to see if these restrictions apply in your state. In
                                     all other states, the amount of any purchase payment
                                     allocated to the GPAs and the one-year fixed account
                                     in total cannot exceed 30% of the purchase payment. We
                                     reserve the right to further limit purchase payment
                                     allocations to the one-year fixed account and/or GPAs
                                     if the interest rate we are then crediting on new
                                     purchase payments allocated to the one-year fixed
                                     account is equal to the minimum interest rate stated
                                     in the contract.

                                     In all states, the 30% limit will not apply if you
                                     establish an automated dollar cost averaging
                                     arrangement with respect to the purchase payment
                                     according to procedures currently in effect, or you
                                     are participating according to the rules of an asset
                                     allocation model portfolio program available under the
                                     contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.

We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

o     no earlier than the 30th day after the contract's effective date; and


o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.



RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 23

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

      $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


24 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")


We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).


To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.


This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.



RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 25

CHARGES


ALL CONTRACTS


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE   QUALIFIED ANNUITIES   NONQUALIFIED ANNUITIES
ROP death benefit                              0.85%                  1.10%
MAV death benefit(1),(2)                       1.05                   1.30
EDB(1)                                         1.15                   1.40
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                              1.15                   1.40
MAV death benefit(1),(2)                       1.35                   1.60
EDB(1)                                         1.45                   1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector and Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.


26 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal (depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a 7-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

      (a)   is 10% of your prior anniversary's contract value; and

      (b)   is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, or the one-year fixed account or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

      PPW =  XSF +  (ACV - XSF)  x (PPNPW - XSF)
                   -------------
                    (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.





RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 27

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

          SEVEN-YEAR SCHEDULE                      FIVE-YEAR SCHEDULE(1)
YEARS FROM PURCHASE   WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
  PAYMENT RECEIPT         PERCENTAGE        PAYMENT RECEIPT         PERCENTAGE
         1                   8%                   1                     8%
         2                   8                    2                     7
         3                   7                    3                     6
         4                   7                    4                     4
         5                   6                    5                     2
         6                   5                    Thereafter            0
         7                   3
         Thereafter          0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

o The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

o     We received these payments

      -- $10,000 Jan. 1, 2004;

      -- $8,000 Feb. 28, 2011;

      -- $6,000 Feb. 20, 2012; and

o You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

o     The prior anniversary Jan. 1, 2013 contract value was $38,488.

WITHDRAWAL CHARGE   EXPLANATION
     $   0          $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and

         0          $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and

         0          $10,000 Jan. 1, 2004 purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and

       560          $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and

       420          $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
     -----
     $ 980

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:





28 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

WITHDRAWAL CHARGE   EXPLANATION
     $   0          $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and

         0          $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and

         0          $10,000 Jan. 1, 2004 purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and

       320          $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and

       360          $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal charge.
     -----
     $ 680

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o     withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

o contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o     amounts we refund to you during the free look period;* and

o     death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.") (p. 8)

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.





RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 29

OPTIONAL LIVING BENEFITS


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE


We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

            GMIB - MAV                  0.55% x (CV + ST - FAV)
            GMIB - 6% RISING FLOOR      0.75% x (CV + ST - FAV)

      CV  = contract value on the contract anniversary

      ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

      FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

o You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

o On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

o On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

o     The GMIB fee for:

            GMIB - MAV is 0.55%; and
            GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

      Contract value on the contract anniversary:                                  $ 73,250
      plus transfers from the subaccounts to the one-year fixed account
      in the six months before the contract anniversary:                           + 15,000
      minus the value of the one-year fixed account on the contract anniversary:   - 15,250
                                                                                   --------
                                                                                   $ 73,000
The GMIB fee charged to you:

      GMIB - MAV             (0.55% x $73,000) =                                   $ 401.50
      GMIB - 6% RISING FLOOR (0.75% x $73,000) =                                   $ 547.50


(1) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV - 0.30% and GMIB - 6% Rising
      Floor - 0.45%.


PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


30 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT


We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and one-year fixed account;

o     plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      -- Guaranteed Minimum Income Benefit rider - MAV;

      -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

      -- Performance Credit rider;

      -- Benefit Protector(SM) rider; and/or

      -- Benefit Protector(SM) Plus rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 31

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o     additional purchase payments you allocate to the subaccounts;

o     any purchase payment credits allocated to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial withdrawals;

o     withdrawal charges;

and the deduction of a prorated portion of:

o     the fee for any of the following optional benefits you have selected:

      -- Guaranteed Minimum Income Benefit rider - MAV;

      -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

      -- Performance Credit rider;

      -- Benefit Protector(SM) rider; and/or

      -- Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o     changes in fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


32 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                 NUMBER
By investing an equal number                           AMOUNT    ACCUMULATION   OF UNITS
of dollars each month ...                     MONTH   INVESTED    UNIT VALUE    PURCHASED
                                               Jan      $100         $ 20         5.00
                                               Feb       100           18         5.56
you automatically buy                          Mar       100           17         5.88
more units when the                            Apr       100           15         6.67
per unit market price is low ... ---------->   May       100           16         6.25
                                               Jun       100           18         5.56
                                               Jul       100           17         5.88
and fewer units                                Aug       100           19         5.26
when the per unit                              Sept      100           21         4.76
market price is high.            ---------->   Oct       100           20         5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfer. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 33

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through the periods of low levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


TRANSFERRING AMONG ACCOUNTS


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.


34 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

TRANSFER POLICIES


o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

FOR CONTRACTS WITH APPLICATIONS      It is our general policy to allow you to transfer contract values from the one-year
SIGNED PRIOR TO JUNE 16, 2003:       fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).
                                     Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS      You may transfer contract values from the one-year fixed account to the subaccounts
SIGNED ON OR AFTER JUNE 16 THROUGH   or GPAs once a year on or within 30 days before or after the contract anniversary
DEC. 4, 2003:                        (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS      You may transfer contract values from the one-year fixed account to the subaccounts
SIGNED ON OR AFTER DEC. 5, 2003:     or GPAs once a year on or within 30 days before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or
                                     GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

      Transfers from the one-year fixed account are not subject to an MVA.

o You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts, and we reserve the right to limit the number of subaccounts in which you may invest.

o     Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 35

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.





36 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.





RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 37

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:   $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:   Contract value or entire account balance

*     Failure to provide a Social Security Number or Taxpayer Identification
      Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

      For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:   $100 monthly
                            $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:   $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                  Contract value or entire account balance
Withdrawals:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


38 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities --Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o     payable to you;

o     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

      -- the withdrawal amount includes a purchase payment check that has not cleared;

      -- the NYSE is closed, except for normal holiday and weekend closings;

      -- trading on the NYSE is restricted, according to SEC rules;

      -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

      -- the SEC permits us to delay payment for the protection of security holders.




RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 39

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

      -- you are at least age 59 1/2;

      -- you are disabled as defined in the Code;

      -- you severed employment with the employer who purchased the contract;
         or

      -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")




40 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

o     Return of Purchase Payments death benefit (ROP);

o     Maximum Anniversary Value death benefit (MAV); and

o     Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.    contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

                                                                      PW x DB
      ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = -------
                                                                        CV

            PW    = the partial withdrawal including any applicable MVA or
                    withdrawal charge.

            DB    = the death benefit on the date of (but prior to) the
                    partial withdrawal.

            CV    = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o     On Jan. 1, 2005 you make an additional purchase payment of $5,000.

o On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

o     On March 1, 2006 the contract value grows to $23,000.

      We calculate the ROP death benefit on March 1, 2006 as follows:

         Contract value at death:                                   $ 23,000.00
                                                                    ===========
         Purchase payments and purchase payment credits
         minus adjusted partial withdrawals:
            Total purchase payments and purchase payment credits:   $ 25,000.00
            minus adjusted partial withdrawals calculated as:

            $1,500 x $25,000
            ---------------- =
                $ 22,000                                              -1,704.55
                                                                    -----------

           for a death benefit of:                                  $ 23,295.45
                                                                    ===========
         ROP death benefit, calculated as the
         greatest of these two values:                              $ 23,295.45


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 41

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.    contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

o On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

      We calculate the MAV death benefit on March 1, 2005 as follows:

         Contract value at death:                                   $ 20,500.00
                                                                    ===========
         Purchase payments and purchase payment
         credits minus adjusted partial withdrawals:
            Total purchase payments and purchase payment credits:   $ 20,000.00
            minus the death benefit adjusted partial
            withdrawals, calculated as:

            $ 1,500 x $ 20,000
            ------------------ =                                      -1,363.64
                 $ 22,000                                           -----------

            for a death benefit of:                                 $ 18,636.36
                                                                    ===========

         The MAV immediately preceding the date of death plus
         any payments made since that anniversary minus adjusted
         partial withdrawals:
            Greatest of your contract anniversary
            contract values:                                        $ 24,000.00
            plus purchase payments and purchase payment
            credits made since that anniversary:                          +0.00
            minus the death benefit adjusted partial
            withdrawals, calculated as:

            $ 1,500 x $ 24,000
            ------------------ =
                $ 22,000                                              -1,636.36
                                                                    -----------

         for a death benefit of:                                    $ 22,363.64
                                                                    ===========
      The MAV death benefit, calculated as the greatest
      of these three values, which is the MAV:                      $ 22,363.64


42 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values less any purchase payment credits added in the last 12 months:

1.    contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.    the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o     the amounts allocated to the subaccounts at issue increased by 5%,

o     plus any subsequent amounts allocated to the subaccounts,

o     minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                               PWT x VAF
   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = ---------
                                                                  SV

      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.

      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

       SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

o You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

o On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.

o On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

      The death benefit on March 1, 2005 is calculated as follows:

         Contract value at death:                                        $  22,800.00
                                                                         ============
         Purchase payments and purchase payment credits minus adjusted partial withdrawals:
            Total purchase payments and purchase payment credits:        $  25,000.00
            minus adjusted partial withdrawals, calculated as:

               $1,500 x $25,000                                             -1,543.21
            ---------------------- =                                     ------------
                  $24,300

            for a return of purchase payments death benefit of:          $  23,456.79
                                                                         ============


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 43

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:               $ 25,000.00
         plus purchase payments and purchase payment credits made
         since that anniversary:                                               +0.00
         minus adjusted partial withdrawals made since that
         anniversary, calculated as:

            $1,500 x $25,000 =                                             -1,543.21
         --------------------                                            -----------
                $24,300

         for a MAV death benefit of:                                     $ 23,456.79
                                                                         ===========
   The 5% rising floor:
         The variable account floor on Jan. 1, 2005,
         calculated as: 1.05 x $20,000 =                                 $ 21,000.00
         plus amounts allocated to the subaccounts since that
         anniversary:                                                          +0.00
         minus the 5% rising floor adjusted partial withdrawal
         from the subaccounts, calculated as:

            $1,500 x $21,000 =                                          -$  1,657.89
         --------------------                                            -----------
                $19,000

         variable account floor benefit:                                 $ 19,342.11
         plus the one-year fixed account value:                            +5,300.00
         5% rising floor (value of the GPAs, one-year fixed account
         and the variable account floor):                                $ 24,642.11
                                                                         ===========
   EDB, calculated as the greatest of these
   three values, which is the 5% rising floor:                           $ 24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.


44 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

      Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

      o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

      o payouts begin no later than one year following the year of your death; and

      o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


OPTIONAL LIVING BENEFITS


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

o     you must hold the GMIB for 7 years;

o the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday;

o you can only exercise the GMIB within 30 days after a contract anniversary; and

o     there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities --Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 45

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

o     GMIB - Maximum Anniversary Value (MAV); or

o     GMIB - 6% Rising Floor.

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.    contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

   PMT x CVG
   ---------
      ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

      CVG = current contract value at the time you exercise the GMIB - MAV.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

o you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

      -- Plan A - Life Annuity - no refund;

      -- Plan B - Life Annuity with ten years certain;

      -- Plan D - Joint and last survivor life annuity - no refund;

o     You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


46 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

   Pt-1 (1 + i) =  Pt
   ------------
       1.05

       Pt-1 = prior annuity payout

       Pt   = current annuity payout

       i    = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

o You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

o You may terminate the GMIB - MAV any time after the seventh rider anniversary.

o     The GMIB - MAV will terminate on the date:

      -- you make a full withdrawal from the contract;

      -- a death benefit is payable; or

      -- you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 47

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

o     There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                      GMIB
ANNIVERSARY  CONTRACT VALUE  PURCHASE PAYMENTS     MAV    BENEFIT BASE
 1              $107,000         $101,000       $107,000
 2               125,000          101,000        125,000
 3               132,000          101,000        132,000
 4               150,000          101,000        150,000
 5                85,000          101,000        150,000
 6               120,000          101,000        150,000
 7               138,000          101,000        150,000    $150,000
 8               152,000          101,000        152,000     152,000
 9               139,000          101,000        152,000     152,000
10               126,000          101,000        152,000     152,000
11               138,000          101,000        152,000     152,000
12               147,000          101,000        152,000     152,000
13               163,000          101,000        163,000     163,000
14               159,000          101,000        163,000     163,000
15               215,000          101,000        215,000     215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                  MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                          PLAN A -          PLAN B -       PLAN D - JOINT AND
ANNIVERSARY               GMIB                LIFE ANNUITY --  LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE           BENEFIT BASE               NO REFUND     TEN YEARS CERTAIN  ANNUITY -- NO REFUND
10           $152,000 (MAV)                      $  784.32         $  763.04            $627.76
15            215,000 (Contract Value = MAV)      1,268.50          1,210.45             982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                          PLAN A -          PLAN B -       PLAN D - JOINT AND
ANNIVERSARY                                   LIFE ANNUITY --  LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE          CONTRACT VALUE              NO REFUND     TEN YEARS CERTAIN  ANNUITY -- NO REFUND
10                      $126,000                 $  650.16         $  632.52            $520.38
15                       215,000                  1,268.50          1,210.45             982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


48 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.    contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.    the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

o the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;

o     plus any subsequent amounts allocated to the subaccounts; and

o     minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

o     subtract each payment adjusted for market value from the contract value.

o subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

      PMT x CVG
      ---------
         ECV

        PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

        CVG = current contract value at the time you exercise the GMIB.

        ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

      PMT x (1.06) (TO THE POWER OF CY)

        CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

o you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

      -- Plan A - Life Annuity - no refund

      -- Plan B - Life Annuity with ten years certain

      -- Plan D - Joint and last survivor life annuity - no refund

o     You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 49

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

      Pt-1 (1 + i)
      ------------ = Pt
          1.05

          Pt-1   = prior annuity payout

          Pt     = current annuity payout

          i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

o You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

o You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

o     The GMIB - 6% Rising Floor will terminate on the date:

      -- you make a full withdrawal from the contract;

      -- a death benefit is payable; or

      -- you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


50 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.

o     There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                     GMIB
ANNIVERSARY       CONTRACT VALUE   PURCHASE PAYMENTS   6% RISING FLOOR   BENEFIT BASE
1                    $107,000           $100,000           $106,000
2                     125,000            100,000            112,360
3                     132,000            100,000            119,102
4                     150,000            100,000            126,248
5                      85,000            100,000            133,823
6                     120,000            100,000            141,852
7                     138,000            100,000            150,363        $150,363
8                     152,000            100,000            159,388         159,388
9                     139,000            100,000            168,948         168,948
10                    126,000            100,000            179,085         179,085
11                    138,000            100,000            189,830         189,830
12                    147,000            100,000            201,220         201,220
13                    215,000            100,000            213,293         215,000
14                    234,000            100,000            226,090         234,000
15                    240,000            100,000            239,655         240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                       MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                             PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                    GMIB              LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                BENEFIT BASE             NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10                 $ 179,085 (6% Rising Floor)      $  872.14           $  850.65            $   691.27
15                   240,000 (Contract Value)        1,346.40            1,286.40              1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                             PLAN A -          PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                 CONTRACT             LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                  VALUE                  NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10                          $126,000                $  650.16          $  632.52             $  520.38
15                           240,000                 1,416.00           1,351.20              1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 51

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                 PW x TV
   TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  -------
                                                   CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      TV = the target value on the date of (but prior to) the partial withdrawal.

      CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

   5% x (PP - PCRPW - PP5)

         PP = total purchase payments and purchase payment credits.

      PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

        PP5 = purchase payments and purchase payment credits made in the prior five years.

              We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.


52 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

o You may terminate the PCR within 30 days following the first rider anniversary.

o You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

o     The PCR will terminate on the date:

      -- you make a full withdrawal from the contract;

      -- that a death benefit is payable; or

      -- you choose to begin taking annuity payouts.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract

o     There are no additional purchase payments and no partial withdrawals

o     On Jan. 1, 2014, the contract value is $200,000

o We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072) (TO THE POWER OF 10) =
      $101,000 x 2.00423 = $202,427.

      Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

      5% x (PP - PCRPW - PP5) = 0.05 x ($101,000 - 0 - 0) = $5,050.

      After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

o On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

o If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:

o     the applicable death benefit,

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 53

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

         MAV death benefit (contract value):                                           $    110,000
         plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
         previously withdrawn):
         0.40 x ($110,000 - $100,000) =                                                      +4,000
                                                                                       ------------
      Total death benefit of:                                                          $    114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

         MAV death benefit (MAV):                                                      $    110,000
         plus the Benefit Protector benefit (40% of earnings at death):
         0.40 x ($110,000 - $100,000) =                                                      +4,000
                                                                                       ------------
      Total death benefit of:                                                          $    114,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

         MAV death benefit (MAV adjusted for partial withdrawals):                     $     57,619
         plus the Benefit Protector benefit (40% of earnings at death):
         0.40 x ($57,619 - $55,000) =                                                        +1,048
                                                                                       ------------
      Total death benefit of:                                                          $     58,667

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

         MAV death benefit (contract value):                                           $    200,000
         plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)                               +55,000
                                                                                       ------------
      Total death benefit of:                                                          $    255,000


54 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

o On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

         MAV death benefit (contract value less any purchase payment credits
         added in the last 12 months):                                                 $    249,500
         plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)                               +55,000
                                                                                       ------------
      Total death benefit of:                                                          $    304,500

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

         MAV death benefit (contract value):                                           $    250,000
         plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)
         0.40 x ($250,000 - $105,000) =                                                     +58,000
                                                                                       ------------
      Total death benefit of:                                                          $    308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 55

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o     the benefits payable under the Benefit Protector described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                             PERCENTAGE IF YOU AND THE ANNUITANT ARE       PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                UNDER AGE 70 ON THE RIDER EFFECTIVE DATE      70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                     0%                                             0%
Three and Four                                 10%                                          3.75%
Five or more                                   20%                                           7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

o     the applicable death benefit (see "Benefits in Case of Death"), plus:

                             IF YOU AND THE ANNUITANT ARE UNDER            IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                          Zero                                          Zero
Two                          40% x earnings at death (see above)           15% x earnings at death
Three and Four               40% x (earnings at death + 25% of initial     15% x (earnings at death + 25% of initial purchase
                             purchase payment*)                            payment*)
Five or more                 40% x (earnings at death + 50% of initial     15% x (earnings at death + 50% of initial purchase
                             purchase payment*)                            payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

         MAV death benefit (contract value):                                            $   110,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
         0.40 x ($110,000 - $100,000) =                                                      +4,000
                                                                                        -----------
      Total death benefit of:                                                           $   114,000


56 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

         MAV death benefit (MAV):                                                       $   110,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
         0.40 x ($110,000 - $100,000) =                                                      +4,000
         plus 10% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.10 x $100,000 =                                    +10,000
                                                                                        -----------
      Total death benefit of:                                                           $   124,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 -$45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

         MAV death benefit (MAV adjusted for partial withdrawals):                      $    57,619
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
         0.40 x ($57,619 - $55,000) =                                                        +1,048
         plus 10% of purchase payments made within 60 days of contract
         issue and not previously withdrawn: 0.10 x $55,000 =                                +5,500
                                                                                        -----------
      Total death benefit of:                                                           $    64,167

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

         MAV death benefit (contract value):                                            $   200,000
         plus the Benefit Protector Plus benefit which equals
         40% of earnings at death, up to a maximum of 100%
         of purchase payments not previously withdrawn
         that are one or more years old                                                     +55,000
         plus 20% of purchase payments made within 60 days of
         contract issue and not previously withdrawn: 0.20 x $55,000 =                      +11,000
                                                                                        -----------
      Total death benefit of:                                                           $   266,000

o On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

         MAV death benefit (contract value less any purchase payment credits
         added in the last 12 months):                                                  $   249,500
         plus the Benefit Protector Plus benefit which equals
         40% of earnings at death, up to a maximum of
         100% of purchase payments not previously withdrawn
         that are one or more years old                                                     +55,000
         plus 20% of purchase payments made within 60 days of
         contract issue and not previously withdrawn: 0.20 x $55,000 =                      +11,000
                                                                                        -----------
Total death benefit of:                                                                 $   315,500


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 57

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

            MAV death benefit (contract value):                                             $ 250,000
            plus the Benefit Protector Plus benefit which equals 40% of earnings at death
            (MAV rider minus payments not previously withdrawn):
            0.40 x ($250,000 - $105,000) =                                                    +58,000
            plus 20% of purchase payments made within 60 days of contract issue
            and not previously withdrawn: 0.20 x $55,000 =                                    +11,000
                                                                                            ---------
      Total death benefit of:                                                               $ 319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o     the annuity payout plan you select;

o     the annuitant's age and, in most cases, sex;

o     the annuity table in the contract; and

o     the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer Policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


58 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of the you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 59

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o     if it is allocable to an investment before Aug. 14, 1982; or


o if annuity payouts are made under immediate annuities as defined by the Code.



60 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPs: If you receive taxable income as a result of an annuity payout or a withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien. State withholding also may be imposed on taxable distributions.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o     the payout is a RMD as defined under the Code;

o     the payout is made on account of an eligible hardship; or

o     the payout is a corrective distribution.


In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 61

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o     Because of your death;

o     Because you become disabled (as defined in the Code);

o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o     To pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, EDB, GMIB, PCR, BENEFIT PROTECTOR OR BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o     the reserve held in each subaccount for your contract; divided by

o     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.


62 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o     add new subaccounts;

o     combine any two or more subaccounts;

o     transfer assets to and from the subaccounts or the variable account; and

o     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.



RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 63

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


ISSUER


RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.


We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



64 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

ADDITIONAL INFORMATION


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.


AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 65

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                      PW x RPA
   RPA ADJUSTED PARTIAL WITHDRAWALS = --------
                                         CV

       PW = the partial withdrawal including any applicable withdrawal charge or MVA.

       CV = the contract value on the date of (but prior to) the partial withdrawal.

      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                      PW x EPA   EPA
   EPA ADJUSTED PARTIAL WITHDRAWALS = -------- x ---
                                         CV      RPA

       PW = the partial withdrawal including any applicable withdrawal charge or MVA.

       CV = the contract value on the date of (but prior to) the partial withdrawal.

      EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

o On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

o On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.

o     Contract values before any partial withdrawals are shown below.

o     On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

o On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE                       TOTAL PURCHASE PAYMENTS               CONTRACT VALUE
-------------------------------------------------------------------------------
Jan. 1, 2004                       $100,000                         $100,000
Jan. 1, 2005                        100,000                          110,000
Jan. 1, 2006                        100,000                          115,000
Jan. 1, 2007                        100,000                          120,000
Jan. 1, 2008                        100,000                          115,000
Jan. 1, 2009                        100,000                          120,000
Jan. 1, 2010                        200,000                          225,000
Jan. 1, 2011                        200,000                          230,000
Jan. 1, 2012                        200,000                          235,000
Jan. 1, 2013                        200,000                          230,000
Jan. 1, 2014                        200,000                          235,000


66 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2007:

      RPA before the partial withdrawal =                                       RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 x $100,000
      minus the RPA adjusted partial withdrawals for all previous               ------------------ =  $8,333
      partial withdrawals = $100,000 - 0 = $100,000                                  $120,000

For the second partial withdrawal on Jan. 1, 2012:

      RPA before the partial withdrawal =                                       RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 x $191,667
      minus the RPA adjusted partial withdrawals for all previous               ------------------ =  $8,156
      partial withdrawals = $200,000 - $8,333 = $191,667                             $235,000

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:

      EPA before the partial withdrawal =                                       EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 x $100,000   $100,000
      AND the five-year exclusion period minus the EPA adjusted                 ------------------ x -------- = $8,333
      partial withdrawals for all previous partial                                   $120,000        $100,000
      withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:

      EPA before the partial withdrawal =                                       EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 x $91,667    $ 91,667
      AND the five-year exclusion period minus the EPA                          ------------------ x -------- = $1,866
      adjusted partial withdrawals for all previous partial                          $235,000        $191,667
      withdrawals = $100,000 - $8,333 = $91,667

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,333 + $1,866 = $10,199


RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 67

APPENDIX B: CONDENSED FINANCIAL INFORMATION
(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                        2006    2005    2004    2003    2002    2001     2000
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.15  $ 1.10  $ 1.00  $ 0.76  $ 1.00      --       --
Accumulation unit value at end of period                                 $ 1.28  $ 1.15  $ 1.10  $ 1.00  $ 0.76      --       --
Number of accumulation units outstanding at end of period (000              813     843     909     623     113      --       --
omitted)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.24  $ 1.15  $ 1.00  $ 0.75  $ 1.00      --       --
Accumulation unit value at end of period                                 $ 1.43  $ 1.24  $ 1.15  $ 1.00  $ 0.75      --       --
Number of accumulation units outstanding at end of period (000               59      56      51      62      30      --       --
omitted)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                           $ 1.00      --      --      --      --      --       --
Accumulation unit value at end of period                                 $ 1.08      --      --      --      --      --       --
Number of accumulation units outstanding at end of period (000               24      --      --      --      --      --       --
omitted)
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.18  $ 1.15  $ 1.07  $ 0.91  $ 1.00      --       --
Accumulation unit value at end of period                                 $ 1.30  $ 1.18  $ 1.15  $ 1.07  $ 0.91      --       --
Number of accumulation units outstanding at end of period (000               86      66      29      38       9      --       --
omitted)
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                           $ 0.45  $ 0.44  $ 0.42  $ 0.30  $ 0.51  $ 0.69  $  1.00
Accumulation unit value at end of period                                 $ 0.48  $ 0.45  $ 0.44  $ 0.42  $ 0.30  $ 0.51  $  0.69
Number of accumulation units outstanding at end of period (000              482     552     588     655     372     364       44
omitted)
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.11  $ 1.07  $ 0.97  $ 0.74  $ 0.97  $ 0.97  $  1.00
Accumulation unit value at end of period                                 $ 1.28  $ 1.11  $ 1.07  $ 0.97  $ 0.74  $ 0.97  $  0.97
Number of accumulation units outstanding at end of period (000            1,482   1,471   1,573   1,510   1,341     640       31
omitted)
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                           $ 0.67  $ 0.59  $ 0.55  $ 0.45  $ 0.65  $ 0.80  $  1.00
Accumulation unit value at end of period                                 $ 0.66  $ 0.67  $ 0.59  $ 0.55  $ 0.45  $ 0.65  $  0.80
Number of accumulation units outstanding at end of period (000              934     882     881     893   1,003     741       47
omitted)
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.44  $ 1.25  $ 1.10  $ 0.86  $ 1.00      --       --
Accumulation unit value at end of period                                 $ 1.59  $ 1.44  $ 1.25  $ 1.10  $ 0.86      --       --
Number of accumulation units outstanding at end of period (000            2,032   2,013   1,844   1,212     209      --       --
omitted)
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.05  $ 1.00  $ 0.98  $ 0.75  $ 1.00      --       --
Accumulation unit value at end of period                                 $ 1.10  $ 1.05  $ 1.00  $ 0.98  $ 0.75      --       --
Number of accumulation units outstanding at end of period (000              130     135     139     127      18      --       --
omitted)
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.68  $ 1.43  $ 1.16  $ 0.85  $ 1.00      --       --
Accumulation unit value at end of period                                 $ 1.86  $ 1.68  $ 1.43  $ 1.16  $ 0.85      --       --
Number of accumulation units outstanding at end of period (000              841     769     737     543      94      --       --
omitted)
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.41  $ 1.20  $ 1.07  $ 0.75  $ 1.00      --       --
Accumulation unit value at end of period                                 $ 1.64  $ 1.41  $ 1.20  $ 1.07  $ 0.75      --       --
Number of accumulation units outstanding at end of period (000              159     108      64      53      23      --       --
omitted)
--------------------------------------------------------------------------------------------------------------------------------



68 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                        2006    2005    2004    2003    2002    2001    2000
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (5/21/2002)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                           $ 1.84  $ 1.64  $ 1.26  $ 0.93  $ 1.00      --      --
Accumulation unit value at end of period                                 $ 2.20  $ 1.84  $ 1.64  $ 1.26  $ 0.93      --      --
Number of accumulation units outstanding at end of period (000 omitted)     130     125      99      68      14      --      --
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.38  $ 1.28  $ 1.05  $ 0.80  $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.60  $ 1.38  $ 1.28  $ 1.05  $ 0.80      --      --
Number of accumulation units outstanding at end of period (000 omitted)     313     315     231     169      24      --      --
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2
(5/30/2000)
Accumulation unit value at beginning of period                           $ 0.83  $ 0.80  $ 0.72  $ 0.53  $ 0.75  $ 0.90  $ 1.00
Accumulation unit value at end of period                                 $ 0.89  $ 0.83  $ 0.80  $ 0.72  $ 0.53  $ 0.75  $ 0.90
Number of accumulation units outstanding at end of period (000 omitted)     877     916     978     712     656     312      52
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.53  $ 1.40  $ 1.25  $ 1.01  $ 1.16  $ 1.09  $ 1.00
Accumulation unit value at end of period                                 $ 1.79  $ 1.53  $ 1.40  $ 1.25  $ 1.01  $ 1.16  $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)   3,435   3,555   3,640   2,566     753      61      21
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.14  $ 1.05  $ 0.89  $ 0.68  $ 0.85  $ 1.02  $ 1.00
Accumulation unit value at end of period                                 $ 1.38  $ 1.14  $ 1.05  $ 0.89  $ 0.68  $ 0.85  $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)   1,146   1,113   1,058     734     513     324      22
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                           $ 0.68  $ 0.66  $ 0.61  $ 0.50  $ 0.71  $ 0.95  $ 1.00
Accumulation unit value at end of period                                 $ 0.72  $ 0.68  $ 0.66  $ 0.61  $ 0.50  $ 0.71  $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)     419     500     482     515     421     326       3
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                           $ 0.92  $ 0.89  $ 0.84  $ 0.64  $ 0.95  $ 1.01  $ 1.00
Accumulation unit value at end of period                                 $ 1.03  $ 0.92  $ 0.89  $ 0.84  $ 0.64  $ 0.95  $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)     454     474     495     388     165     115      27
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.33  $ 1.31  $ 1.19  $ 1.04  $ 1.10  $ 1.12  $ 1.00
Accumulation unit value at end of period                                 $ 1.47  $ 1.33  $ 1.31  $ 1.19  $ 1.04  $ 1.10  $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)   3,243   3,188   2,934   2,457   1,585     792      45
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.74  $ 1.51  $ 1.17  $ 0.87  $ 1.00      --      --
Accumulation unit value at end of period                                 $ 2.26  $ 1.74  $ 1.51  $ 1.17  $ 0.87      --      --
Number of accumulation units outstanding at end of period (000 omitted)     124      98      53      40      --      --      --
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.11  $ 1.07  $ 1.01  $ 0.78  $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.19  $ 1.11  $ 1.07  $ 1.01  $ 0.78      --      --
Number of accumulation units outstanding at end of period (000 omitted)     339     399     377     130       9      --      --
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.44  $ 1.28  $ 1.09  $ 0.77  $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.68  $ 1.44  $ 1.28  $ 1.09  $ 0.77      --      --
Number of accumulation units outstanding at end of period (000 omitted)     376     391     303     154      25      --      --
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.28  $ 1.27  $ 1.18  $ 0.96  $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.38  $ 1.28  $ 1.27  $ 1.18  $ 0.96      --      --
Number of accumulation units outstanding at end of period (000 omitted)     402     397     349     301      18      --      --
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.45  $ 1.34  $ 1.13  $ 0.79  $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.65  $ 1.45  $ 1.34  $ 1.13  $ 0.79      --      --
Number of accumulation units outstanding at end of period (000 omitted)     248     220     170     121      33      --      --
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.31  $ 1.29  $ 1.20  $ 1.04  $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.39  $ 1.31  $ 1.29  $ 1.20  $ 1.04      --      --
Number of accumulation units outstanding at end of period (000 omitted)   1,600   1,586   1,442     995      38      --      --
-------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 69

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                        2006     2005     2004     2003     2002    2001    2000
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.15   $ 1.10   $ 1.00   $ 0.79   $ 0.99   $1.07   $1.00
Accumulation unit value at end of period                                 $ 1.32   $ 1.15   $ 1.10   $ 1.00   $ 0.79   $0.99   $1.07
Number of accumulation units outstanding at end of period (000 omitted)     343      383      455      530      379     287      --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.29   $ 1.17   $ 1.01   $ 0.80   $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.64   $ 1.29   $ 1.17   $ 1.01   $ 0.80      --      --
Number of accumulation units outstanding at end of period (000 omitted)     419      350      360      178       33      --      --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.11   $ 1.07   $ 1.00   $ 0.81   $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.22   $ 1.11   $ 1.07   $ 1.00   $ 0.81      --      --
Number of accumulation units outstanding at end of period (000 omitted)       3        3        6        4        1      --      --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                           $ 0.71   $ 0.64   $ 0.55   $ 0.42   $ 0.60   $0.92   $1.00
Accumulation unit value at end of period                                 $ 0.75   $ 0.71   $ 0.64   $ 0.55   $ 0.42   $0.60   $0.92
Number of accumulation units outstanding at end of period (000 omitted)     285      280      279      233      163     265      35
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.07   $ 1.05   $ 1.05   $ 1.06   $ 1.06   $1.03   $1.00
Accumulation unit value at end of period                                 $ 1.10   $ 1.07   $ 1.05   $ 1.05   $ 1.06   $1.06   $1.03
Number of accumulation units outstanding at end of period (000 omitted)     646      695      691      813      697     554      53
*     The 7-day simple and compound yields for RiverSource(R) Variable
      Portfolio - Cash Management Fund at Dec. 31, 2006 were 3.50% and 3.56%, respectively.
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.13   $ 1.11   $ 1.08   $ 1.04   $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.16   $ 1.13   $ 1.11   $ 1.08   $ 1.04      --      --
Number of accumulation units outstanding at end of period (000 omitted)   1,120    1,133    1,115      572       63      --      --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND
(5/21/2002)
Accumulation unit value at beginning of period                           $ 1.44   $ 1.28   $ 1.10   $ 0.78   $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.71   $ 1.44   $ 1.28   $ 1.10   $ 0.78      --      --
Number of accumulation units outstanding at end of period (000 omitted)     367      326      294      140       26      --      --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.13   $ 1.05   $ 0.98   $ 0.81   $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.24   $ 1.13   $ 1.05   $ 0.98   $ 0.81      --      --
Number of accumulation units outstanding at end of period (000 omitted)      33       24       28       24       --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                           $ 1.00       --       --       --       --      --      --
Accumulation unit value at end of period                                 $ 1.08       --       --       --       --      --      --
Number of accumulation units outstanding at end of period (000 omitted)     377       --       --       --       --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/30/2000)
Accumulation unit value at beginning of period                           $ 0.88   $ 0.85   $ 0.78   $ 0.61   $ 0.80   $0.92   $1.00
Accumulation unit value at end of period                                 $ 1.00   $ 0.88   $ 0.85   $ 0.78   $ 0.61   $0.80   $0.92
Number of accumulation units outstanding at end of period (000 omitted)     811      799      771      748      360     112       7
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
(5/30/2000)
Accumulation unit value at beginning of period                           $ 1.18   $ 1.17   $ 1.17   $ 1.17   $ 1.11   $1.06   $1.00
Accumulation unit value at end of period                                 $ 1.21   $ 1.18   $ 1.17   $ 1.17   $ 1.17   $1.11   $1.06
Number of accumulation units outstanding at end of period (000 omitted)     861      873      916      849      645      30      --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/21/2002)
Accumulation unit value at beginning of period                           $ 1.34   $ 1.28   $ 1.08   $ 0.79   $ 1.00      --      --
Accumulation unit value at end of period                                 $ 1.59   $ 1.34   $ 1.28   $ 1.08   $ 0.79      --      --
Number of accumulation units outstanding at end of period (000 omitted)      78       77       86       54       21      --      --
-----------------------------------------------------------------------------------------------------------------------------------



70 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                             2006      2005      2004      2003
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.52    $ 1.46    $ 1.35    $ 1.00
Accumulation unit value at end of period                                                      $ 1.68    $ 1.52    $ 1.46    $ 1.35
Number of accumulation units outstanding at end of period (000 omitted)                          164       179       110        27
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.64    $ 1.53    $ 1.35    $ 1.00
Accumulation unit value at end of period                                                      $ 1.88    $ 1.64    $ 1.53    $ 1.35
Number of accumulation units outstanding at end of period (000 omitted)                           32        32        33         1
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                                                $ 1.00        --        --        --
Accumulation unit value at end of period                                                      $ 1.08        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)                           --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.25    $ 1.23    $ 1.15    $ 1.00
Accumulation unit value at end of period                                                      $ 1.37    $ 1.25    $ 1.23    $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                           45        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.47    $ 1.45    $ 1.40    $ 1.00
Accumulation unit value at end of period                                                      $ 1.57    $ 1.47    $ 1.45    $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                           80        86        87         9
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.48    $ 1.44    $ 1.32    $ 1.00
Accumulation unit value at end of period                                                      $ 1.70    $ 1.48    $ 1.44    $ 1.32
Number of accumulation units outstanding at end of period (000 omitted)                           31        31        30        47
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.49    $ 1.32    $ 1.24    $ 1.00
Accumulation unit value at end of period                                                      $ 1.45    $ 1.49    $ 1.32    $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)                           19        19        20         3
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.68    $ 1.47    $ 1.30    $ 1.00
Accumulation unit value at end of period                                                      $ 1.84    $ 1.68    $ 1.47    $ 1.30
Number of accumulation units outstanding at end of period (000 omitted)                        2,760     1,602       814       205
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.40    $ 1.35    $ 1.34    $ 1.00
Accumulation unit value at end of period                                                      $ 1.47    $ 1.40    $ 1.35    $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                           13        21         7         5
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.96    $ 1.69    $ 1.38    $ 1.00
Accumulation unit value at end of period                                                      $ 2.16    $ 1.96    $ 1.69    $ 1.38
Number of accumulation units outstanding at end of period (000 omitted)                          488       330       213       143
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.89    $ 1.62    $ 1.46    $ 1.00
Accumulation unit value at end of period                                                      $ 2.18    $ 1.89    $ 1.62    $ 1.46
Number of accumulation units outstanding at end of period (000 omitted)                          445       418       246         5
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (1/29/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                                $ 1.96    $ 1.76    $ 1.36    $ 1.00
Accumulation unit value at end of period                                                      $ 2.31    $ 1.96    $ 1.76    $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)                          104       114        78        --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.77    $ 1.66    $ 1.37    $ 1.00
Accumulation unit value at end of period                                                      $ 2.04    $ 1.77    $ 1.66    $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                           94        88        85        50
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                $ 1.55    $ 1.50    $ 1.37    $ 1.00
Accumulation unit value at end of period                                                      $ 1.65    $ 1.55    $ 1.50    $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                           --         7        --         5
----------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS 71

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                      2006      2005      2004      2003
---------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.50   $  1.38   $  1.25   $  1.00
Accumulation unit value at end of period                                              $  1.75   $  1.50   $  1.38   $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                   611       526       516       349
---------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.68   $  1.55   $  1.34   $  1.00
Accumulation unit value at end of period                                              $  2.00   $  1.68   $  1.55   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                   186       154       105        44
---------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.34   $  1.31   $  1.22   $  1.00
Accumulation unit value at end of period                                              $  1.41   $  1.34   $  1.31   $  1.22
Number of accumulation units outstanding at end of period (000 omitted)                     2         2         2         2
---------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.43   $  1.39   $  1.33   $  1.00
Accumulation unit value at end of period                                              $  1.59   $  1.43   $  1.39   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                    24        22        21        --
---------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.28   $  1.27   $  1.17   $  1.00
Accumulation unit value at end of period                                              $  1.40   $  1.28   $  1.27   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                   531       435       401       240
---------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.90   $  1.66   $  1.30   $  1.00
Accumulation unit value at end of period                                              $  2.44   $  1.90   $  1.66   $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                    89        94        97        12
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.41   $  1.37   $  1.31   $  1.00
Accumulation unit value at end of period                                              $  1.49   $  1.41   $  1.37   $  1.31
Number of accumulation units outstanding at end of period (000 omitted)                   314       284       126        59
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.90   $  1.70   $  1.46   $  1.00
Accumulation unit value at end of period                                              $  2.19   $  1.90   $  1.70   $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                    42        15        12         4
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.19   $  1.19   $  1.11   $  1.00
Accumulation unit value at end of period                                              $  1.27   $  1.19   $  1.19   $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                    51        52        51        21
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.81   $  1.68   $  1.44   $  1.00
Accumulation unit value at end of period                                              $  2.04   $  1.81   $  1.68   $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                    30        40        33        29
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.14   $  1.14   $  1.07   $  1.00
Accumulation unit value at end of period                                              $  1.20   $  1.14   $  1.14   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                 2,256     1,716       851       141
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.45   $  1.40   $  1.29   $  1.00
Accumulation unit value at end of period                                              $  1.65   $  1.45   $  1.40   $  1.29
Number of accumulation units outstanding at end of period (000 omitted)                     7         2         2        --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.69   $  1.53   $  1.34   $  1.00
Accumulation unit value at end of period                                              $  2.12   $  1.69   $  1.53   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                    53        51        54        41
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.38   $  1.33   $  1.26   $  1.00
Accumulation unit value at end of period                                              $  1.50   $  1.38   $  1.33   $  1.26
Number of accumulation units outstanding at end of period (000 omitted)                    --        --        --        --
---------------------------------------------------------------------------------------------------------------------------



72  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                      2006      2005      2004      2003
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.70   $  1.54   $  1.32   $  1.00
Accumulation unit value at end of period                                              $  1.76   $  1.70   $  1.54   $  1.32
Number of accumulation units outstanding at end of period (000 omitted)                     2         2         2        --
---------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (1/29/2003)
Accumulation unit value at beginning of period                                        $  0.98   $  0.98   $  0.99   $  1.00
Accumulation unit value at end of period                                              $  1.01   $  0.98   $  0.98   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                    91        70       179        55
*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006
      were 2.67% and 2.70%, respectively.
---------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.05   $  1.05   $  1.02   $  1.00
Accumulation unit value at end of period                                              $  1.07   $  1.05   $  1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                   547       165       169        63
---------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.86   $  1.67   $  1.44   $  1.00
Accumulation unit value at end of period                                              $  2.18   $  1.86   $  1.67   $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                 1,033       512        31         9
---------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.38   $  1.29   $  1.22   $  1.00
Accumulation unit value at end of period                                              $  1.50   $  1.38   $  1.29   $  1.22
Number of accumulation units outstanding at end of period (000 omitted)                    --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.10   $  1.05   $  1.00        --
Accumulation unit value at end of period                                              $  1.24   $  1.10   $  1.05        --
Number of accumulation units outstanding at end of period (000 omitted)                 1,183     1,307       818        --
---------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.42   $  1.39   $  1.28   $  1.00
Accumulation unit value at end of period                                              $  1.61   $  1.42   $  1.39   $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                    38        48        30        22
---------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (1/29/2003)
Accumulation unit value at beginning of period                                        $  0.98   $  0.98   $  0.99   $  1.00
Accumulation unit value at end of period                                              $  1.00   $  0.98   $  0.98   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                   641       492       399       234
---------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (1/29/2003)
Accumulation unit value at beginning of period                                        $  1.71   $  1.64   $  1.40   $  1.00
Accumulation unit value at end of period                                              $  2.02   $  1.71   $  1.64   $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                   648       720       337         3
---------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS  73

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts ...........................................   p. 3
Rating Agencies .......................................................   p. 4
Revenues Received During Calendar Year 2006 ...........................   p. 4
Principal Underwriter .................................................   p. 5
Independent Registered Public Accounting Firm .........................   p. 5
Condensed Financial Information (Unaudited) ...........................   p. 6
Financial Statements



74  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY - PROSPECTUS

RIVERSOURCE [LOGO](SM)
    ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member NASD.
         Insurance and annuity products are issued by RiverSource Life
                              Insurance Company.


           (C) 2007 Ameriprise Financial, Inc. All rights reserved.


45273 L (5/07)

PROSPECTUS


MAY 1, 2007

RIVERSOURCE(R)

INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)


           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


This prospectus contains information that you should know before investing. Prospectuses are also available for:


AIM Variable Insurance Funds, Series II Shares                     Goldman Sachs Variable Insurance Trust (VIT)
AllianceBernstein Variable Products Series Fund, Inc. (Class B)    Janus Aspen Series: Service Shares
American Century(R) Variable Portfolios, Inc., Class II            Legg Mason Variable Investment Trust
Columbia Funds Variable Insurance Trust                            MFS(R) Variable Insurance Trust(SM) - Service Class
Credit Suisse Trust                                                Oppenheimer Variable Account Funds, Service Shares
Dreyfus Investment Portfolios, Service Share Class                 PIMCO Variable Investment Trust (VIT)
Dreyfus Variable Investment Fund, Service Share Class              Putnam Variable Trust - Class IB Shares
Eaton Vance Variable Trust (VT)                                    RiverSource(SM) Variable Portfolio Funds
Fidelity(R) Variable Insurance Products Service Class 2            STI Classic Variable Trust
Franklin(R) Templeton(R) Variable Insurance Products               The Universal Institutional Funds, Inc., Class II Shares
   Trust (FTVIPT) - Class 2                                        Van Kampen Life Investment Trust Class II Shares
                                                                   Wanger Advisors Trust

NEW INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.


TABLE OF CONTENTS


KEY TERMS ..............................................................     3
THE CONTRACT IN BRIEF ..................................................     5
EXPENSE SUMMARY ........................................................     7
CONDENSED FINANCIAL INFORMATION (UNAUDITED) ............................    14
FINANCIAL STATEMENTS ...................................................    14
THE VARIABLE ACCOUNT AND THE FUNDS .....................................    14
GUARANTEE PERIOD ACCOUNTS (GPAs) .......................................    31
THE FIXED ACCOUNT ......................................................    32
BUYING YOUR CONTRACT ...................................................    34
CHARGES ................................................................    37
VALUING YOUR INVESTMENT ................................................    43
MAKING THE MOST OF YOUR CONTRACT .......................................    45
WITHDRAWALS ............................................................    55
TSA -- SPECIAL WITHDRAWAL PROVISIONS ...................................    55
CHANGING OWNERSHIP .....................................................    56
BENEFITS IN CASE OF DEATH ..............................................    56
OPTIONAL BENEFITS ......................................................    59
THE ANNUITY PAYOUT PERIOD ..............................................    82
TAXES ..................................................................    84
VOTING RIGHTS ..........................................................    87
SUBSTITUTION OF INVESTMENTS ............................................    87
ABOUT THE SERVICE PROVIDERS ............................................    88
ADDITIONAL INFORMATION .................................................    90
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA) ........................................    92
APPENDIX B: EXAMPLE --
  INCOME ASSURER BENEFIT(SM) RIDER FEE .................................    94
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES ..............................    95
APPENDIX D: EXAMPLE -- DEATH BENEFITS ..................................    98
APPENDIX E: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT(SM) RIDER .............................   101
APPENDIX F: EXAMPLE --
  GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ......................   103
APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT
  FOR LIFE(SM) RIDER -- ADDITIONAL RMD DISCLOSURE ......................   105
APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT --
  RIDER B DISCLOSURE ...................................................   107
APPENDIX I: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER --
  ADDITIONAL RMD DISCLOSURE ............................................   112
APPENDIX J: EXAMPLE --
  GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER ...............................   113
APPENDIX K: EXAMPLE --
  INCOME ASSURER BENEFIT(SM) RIDERS ....................................   115
APPENDIX L: EXAMPLE --
  BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER ............................   120
APPENDIX M: EXAMPLE --
  BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER .......................   122
APPENDIX N: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED) ..........................................................   124
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION ..................................   134


CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.



------------------------------------------------------------------------------

2 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: For contracts purchased prior to May 1, 2006 with a seven-year withdrawal charge schedule only, an addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment. Purchase payment credits are not be available on contracts purchased on or after May 1, 2006 in most states.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o     Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o     Roth IRAs under Section 408A of the Code

o     Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o     Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


------------------------------------------------------------------------------

4 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


o the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p.
      14)

o the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 31)

o the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 32)

o the DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account"). (p. 33)

BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (p. 34)



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 5

After carefully reviewing this prospectus and any other disclosure materials you are provided, make sure you understand how the variable annuity and any optional benefit riders you choose work. Make sure that the annuity and any optional rider you are considering will meet both your current and anticipated future financial situation and needs. Some of the factors among others you may wish to consider before you buy a variable annuity or choose an optional benefit rider include:

o Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit.


o How long you plan to hold your annuity: The contract has withdrawal charges. (p. 7) Does the contract meet your current and anticipated future needs for liquidity?

o How and when you plan to take money from your annuity: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payments. In addition, certain withdrawals may be subject to a federal income tax penalty.
      (p. 82)


o Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.


o Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (p. 52)


o If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?


o The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (p. 37)

Your investment professional will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our administrative office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (p. 34)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 51)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply.
(p. 55)

OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (p. 59)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 56)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (p. 82)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 84)



------------------------------------------------------------------------------

6 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                      FIVE-YEAR SCHEDULE*
         YEARS FROM PURCHASE   WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
           PAYMENT RECEIPT         PERCENTAGE        PAYMENT RECEIPT         PERCENTAGE
                  1                    8%                   1                     8%
                  2                    8                    2                     7
                  3                    7                    3                     6
                  4                    7                    4                     4
                  5                    6                    5                     2
                  6                    5                    Thereafter            0
                  7                    3
                  Thereafter           0

* The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:       AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
                                         YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED

Seven-year withdrawal charge schedule                   5.90%                                  7.40%
Five-year withdrawal charge schedule                    6.15%                                  7.65%

NONQUALIFIED

Seven-year withdrawal charge schedule                   6.10%                                  6.25%
Five-year withdrawal charge schedule                    7.70%                                  7.85%

FOR ALL OTHER CONTRACTS

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:       AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
                                         YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED

Seven-year withdrawal charge schedule                   6.00%                                  7.50%
Five-year withdrawal charge schedule                    6.15%                                  7.65%

NONQUALIFIED

Seven-year withdrawal charge schedule                   6.20%                                  6.35%
Five-year withdrawal charge schedule                    7.70%                                  7.85%


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                  MORTALITY AND       VARIABLE ACCOUNT      TOTAL VARIABLE
                                EXPENSE RISK FEE   ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP Death Benefit                     0.90%                0.15%                1.05%
MAV Death Benefit                     1.10                 0.15                 1.25
5% Accumulation Death Benefit         1.25                 0.15                 1.40
Enhanced Death Benefit                1.30                 0.15                 1.45

NONQUALIFIED ANNUITIES

ROP Death Benefit                     1.05                 0.15                 1.20
MAV Death Benefit                     1.25                 0.15                 1.40
5% Accumulation Death Benefit         1.40                 0.15                 1.55
Enhanced Death Benefit                1.45                 0.15                 1.60

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                  MORTALITY AND       VARIABLE ACCOUNT      TOTAL VARIABLE
                                EXPENSE RISK FEE   ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP Death Benefit                     1.00%                0.15%                1.15%
MAV Death Benefit                     1.20                 0.15                 1.35
5% Accumulation Death Benefit         1.35                 0.15                 1.50
Enhanced Death Benefit                1.40                 0.15                 1.55

NONQUALIFIED ANNUITIES

ROP Death Benefit                     1.15                 0.15                 1.30
MAV Death Benefit                     1.35                 0.15                 1.50
5% Accumulation Death Benefit         1.50                 0.15                 1.65
Enhanced Death Benefit                1.55                 0.15                 1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL CONTRACTS

QUALIFIED ANNUITIES

ROP Death Benefit                     1.20%                0.15%                1.35%
MAV Death Benefit                     1.40                 0.15                 1.55
5% Accumulation Death Benefit         1.55                 0.15                 1.70
Enhanced Death Benefit                1.60                 0.15                 1.75

NONQUALIFIED ANNUITIES

ROP Death Benefit                     1.35                 0.15                 1.50
MAV Death Benefit                     1.55                 0.15                 1.70
5% Accumulation Death Benefit         1.70                 0.15                 1.85
Enhanced Death Benefit                1.75                 0.15                 1.90


------------------------------------------------------------------------------

8 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                                    $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                                                                           0.25%
BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                                                                      0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select ONE of the following optional living benefits if
                            ---
available in your state. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                             MAXIMUM: 1.75%         CURRENT:0.55%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE                                      MAXIMUM: 1.50%         CURRENT:0.65%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE                                               MAXIMUM: 1.50%         CURRENT:0.55%
(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                               MAXIMUM: 1.50%         CURRENT:0.30%(1)

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE                      MAXIMUM: 1.75%         CURRENT:0.60%(1)

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE    MAXIMUM: 2.00%         CURRENT:0.65%(1)
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
      Income Assurer - Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%;
      and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation
      Benefit Base -- 0.75%.

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)

                                                                       MINIMUM     MAXIMUM
Total expenses before fee waivers and/or expense reimbursements         0.51%       1.86%

(a)   Each fund deducts management fees and other expenses from fund assets.
      Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
      Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                    GROSS TOTAL
                                                                                     MANAGEMENT   12b-1    OTHER      ANNUAL
                                                                                        FEES      FEES    EXPENSES   EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                                             0.72%     0.25%    0.30%**    1.27%(1),(2)
AIM V.I. Capital Appreciation Fund, Series II Shares                                    0.61      0.25     0.30**     1.16(1)
AIM V.I. Capital Development Fund, Series II Shares                                     0.75      0.25     0.35**     1.35(1),(2)
AIM V.I. Global Health Care Fund, Series II Shares                                      0.75      0.25     0.36**     1.36(1)



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 9

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                     GROSS TOTAL
                                                                                     MANAGEMENT   12b-1    OTHER        ANNUAL
                                                                                        FEES      FEES    EXPENSES     EXPENSES
AIM V.I. International Growth Fund, Series II Shares                                    0.72%     0.25%    0.39%**      1.36%(1)
AIM V.I. Mid Cap Core Equity Fund, Series II Shares                                     0.72      0.25     0.34**       1.31(1)
AllianceBernstein VPS Balanced Shares Portfolio (Class B)                               0.55      0.25     0.18         0.98
AllianceBernstein VPS Global Technology Portfolio (Class B)                             0.75      0.25     0.18         1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                             0.55      0.25     0.06         0.86
AllianceBernstein VPS International Value Portfolio (Class B)                           0.75      0.25     0.10         1.10
American Century VP Inflation Protection, Class II                                      0.49      0.25     0.01         0.75
American Century VP International, Class II                                             1.13      0.25       --         1.38
American Century VP Mid Cap Value, Class II                                             0.90      0.25       --         1.15
American Century VP Ultra(R), Class II                                                  0.90      0.25       --         1.15
American Century VP Value, Class II                                                     0.83      0.25       --         1.08
Columbia High Yield Fund, Variable Series, Class B                                      0.55      0.25     0.32         1.12(3)
Columbia Marsico Growth Fund, Variable Series, Class A                                  0.74        --     0.27         1.01(3)
Columbia Marsico International Opportunities Fund, Variable Series, Class B             0.80      0.25     0.32         1.37(3)
Columbia Small Cap Value Fund, Variable Series, Class B                                 0.80      0.25     0.11         1.16(4)
Credit Suisse Trust - Commodity Return Strategy Portfolio                               0.50      0.25     0.51         1.26(5)
Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares                    0.75      0.25     0.06**       1.06
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares               0.75      0.25     0.12**       1.12
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares                 0.75      0.25     0.07         1.07
Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares         0.75      0.25     0.28         1.28
Dreyfus Variable Investment Fund International Value Portfolio, Service Shares          1.00      0.25     0.19         1.44(6)
Eaton Vance VT Floating-Rate Income Fund                                                0.57      0.25     0.37         1.19
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                                 0.57      0.25     0.09         0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                                        0.57      0.25     0.12         0.94
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                         0.32      0.25     0.12         0.69
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                       0.57      0.25     0.11         0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                                      0.72      0.25     0.16         1.13
FTVIPT Franklin Income Securities Fund - Class 2                                        0.46      0.25     0.01         0.72
FTVIPT Franklin Rising Dividends Securities Fund - Class 2                              0.60      0.25     0.03**       0.88(7)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                          0.48      0.25     0.30**       1.03(7)
FTVIPT Mutual Shares Securities Fund - Class 2                                          0.60      0.25     0.21         1.06
FTVIPT Templeton Global Income Securities Fund - Class 2                                0.56      0.25     0.16         0.97
FTVIPT Templeton Growth Securities Fund - Class 2                                       0.74      0.25     0.04         1.03
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                             0.80        --     0.07         0.87(8)
Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares                    0.65        --     0.07         0.72(8)
Janus Aspen Series Large Cap Growth Portfolio: Service Shares                           0.64      0.25     0.05**       0.94
Legg Mason Partners Variable Small Cap Growth Portfolio, Class I                        0.75        --     0.21**       0.96
MFS(R) Investors Growth Stock Series - Service Class                                    0.75      0.25     0.12         1.12
MFS(R) New Discovery Series - Service Class                                             0.90      0.25     0.13         1.28
MFS(R) Total Return Series - Service Class                                              0.75      0.25     0.10         1.10(9)
MFS(R) Utilities Series - Service Class                                                 0.75      0.25     0.11         1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares                                0.64      0.25     0.03**       0.92(10)
Oppenheimer Global Securities Fund/VA, Service Shares                                   0.62      0.25     0.04**       0.91(10)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                               0.72      0.25     0.03**       1.00(10)



------------------------------------------------------------------------------

10 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                               GROSS TOTAL
                                                                                MANAGEMENT   12b-1    OTHER      ANNUAL
                                                                                   FEES      FEES    EXPENSES   EXPENSES
Oppenheimer Strategic Bond Fund/VA, Service Shares                                 0.62%     0.25%    0.02%**     0.89%(10)
PIMCO VIT All Asset Portfolio, Advisor Share Class                                 0.18      0.25     0.86**      1.29
Putnam VT Health Sciences Fund - Class IB Shares                                   0.70      0.25     0.15**      1.10
Putnam VT International Equity Fund - Class IB Shares                              0.74      0.25     0.19**      1.18
Putnam VT Small Cap Value Fund - Class IB Shares                                   0.76      0.25     0.09**      1.10
Putnam VT Vista Fund - Class IB Shares                                             0.65      0.25     0.15**      1.05
RiverSource(R) Variable Portfolio - Cash Management Fund                           0.33      0.13     0.14        0.60(11)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                          0.46      0.13     0.15**      0.74(11)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                 0.64      0.13     0.14**      0.91(11),(12)
RiverSource(R) Variable Portfolio - Emerging Markets Fund                          1.13      0.13     0.25**      1.51(11),(12)
RiverSource(R) Variable Portfolio - Fundamental Value Fund                         0.72      0.13     0.17**      1.02(11),(12),(13)
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund     0.44      0.13     0.15**      0.72(11),(13)
RiverSource(R) Variable Portfolio - Growth Fund                                    0.71      0.13     0.17**      1.01(11),(12)
RiverSource(R) Variable Portfolio - High Yield Bond Fund                           0.59      0.13     0.16**      0.88(11)
RiverSource(R) Variable Portfolio - Income Opportunities Fund                      0.61      0.13     0.16**      0.90(11),(13)
RiverSource(R) Variable Portfolio - International Opportunity Fund                 0.76      0.13     0.19**      1.08(11),(12)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                          0.57      0.13     0.13**      0.83(11),(12)
RiverSource(R) Variable Portfolio - Large Cap Value Fund                           0.60      0.13     0.50**      1.23(11),(13)
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                            0.60      0.13     0.15**      0.88(11),(12),(13)
RiverSource(R) Variable Portfolio - Mid Cap Value Fund                             0.72      0.13     0.22**      1.07(11),(12),(13)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                             0.22      0.13     0.16**      0.51(11),(13)
RiverSource(R) Variable Portfolio - Select Value Fund                              0.72      0.13     0.37**      1.22(11),(12),(13)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund            0.48      0.13     0.16**      0.77(11)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                           1.00      0.13     0.19**      1.32(11),(12),(13)
STI Classic Variable Trust Capital Appreciation Fund                               0.97        --     0.31        1.28(14)
STI Classic Variable Trust Large Cap Relative Value Fund                           0.85        --     0.38        1.23(14)
STI Classic Variable Trust Large Cap Value Equity Fund                             0.80        --     0.32        1.12(14)
STI Classic Variable Trust Mid-Cap Equity Fund                                     1.00        --     0.46        1.46(14)
STI Classic Variable Trust Small Cap Value Equity Fund                             1.15        --     0.29        1.44(14)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares               0.56      0.25     0.03        0.84
Van Kampen UIF Global Real Estate Portfolio, Class II Shares                       0.85      0.35     0.66        1.86(15)
Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares                           0.75      0.35     0.31        1.41(15)
Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares                         0.73      0.35     0.28        1.36(15)
Wanger International Small Cap                                                     0.91        --     0.10        1.01
Wanger U.S. Smaller Companies                                                      0.90        --     0.05        0.95

 * The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)   Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
      Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value
      Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund,
      Series II Shares.

(3) The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees. The Fund's Investment Adviser and Distributor have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses (subject to certain exclusions) through April 30, 2008. After fee waivers and expense reimbursements net expenses would be 0.66% for Columbia High Yield Fund, Variable Series,
      Class B. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 11

(4) Other expenses have been restated to reflect contractual changes to fees paid by the Fund. The Fund's Advisor and Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses
      (subject to certain exclusions). After fee waivers and expense reimbursements net expenses would be 1.10% for Columbia Small Cap Value
      Fund, Variable Series, Class B. This arrangement may be modified or terminated by the advisor or distributor at any time.

(5) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.

(6) The Dreyfus Corporation has agreed, until Dec. 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 1.40% for Dreyfus Variable Investment Fund International Value Portfolio, Service
      Shares.

(7) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
      Commission (SEC). After fee reductions net expenses would be 0.87% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.02% for
      FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.

(8) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
      Investment Adviser has voluntarily agreed to limit "Other expenses"
      (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares and 0.044% of the Fund's average daily net assets for Goldman Sachs VIT Structured
      U.S. Equity Fund - Institutional Shares. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(9)   The Fund's management fee as set forth in its Investment Advisory
      Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
      Board of Trustees.

(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
      Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(11) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(12) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for RiverSource(R)
      Variable Portfolio - Fundamental Value Fund, 0.10% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund and 0.06% for RiverSource(R)
      Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
      Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets
      Fund, 0.11% for RiverSource(R) Variable Portfolio - Growth Fund, 0.01% for RiverSource(R) Variable Portfolio - International Opportunity Fund,
      0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity Fund,
      0.02% for RiverSource(R) Variable Portfolio - Mid Cap Value Fund and
      0.05% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.07% for RiverSource(R) Variable Portfolio -
      Fundamental Value Fund, 0.72% for RiverSource(R) Variable Portfolio -
      Global Inflation Protected Securities Fund, 0.99% for RiverSource(R)
      Variable Portfolio - Income Opportunities Fund, 1.05% for RiverSource(R)
      Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(R)
      Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(R)
      Variable Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R)
      Variable Portfolio - Select Value Fund and 1.20% for RiverSource(R)
      Variable Portfolio - Small Cap Value Fund.

(14) STI fee waivers are contractual through Aug. 1, 2008. After fee waivers and expense reimbursements net expenses would be 1.12% for STI Classic
      Variable Trust Capital Appreciation Fund, 1.00% for STI Classic Variable
      Trust Large Cap Relative Value Fund, 0.95% for STI Classic Variable
      Trust Large Cap Value Equity Fund, 1.15% for STI Classic Variable Trust
      Mid-Cap Equity Fund and 1.20% for STI Classic Variable Trust Small Cap
      Value Equity Fund.

(15) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate
      Portfolio, Class II Shares, 1.15% for Van Kampen UIF Mid Cap Growth
      Portfolio, Class II Shares and 1.26% for Van Kampen UIF U.S. Real Estate
      Portfolio, Class II Shares.




------------------------------------------------------------------------------

12 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                        AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or after
May 1, 2006
and if available in your state         $1,386.69  $2,481.86  $3,606.68  $6,203.37  $  586.69  $1,781.86  $3,006.68  $6,203.37
Seven-year withdrawal charge schedule
for all other contracts                 1,396.94   2,511.14   3,652.95   6,282.43     596.94   1,811.14   3,052.95   6,282.43
Five-year withdrawal charge schedule    1,417.44   2,469.51   3,344.87   6,438.01     617.44   1,869.51   3,144.87   6,438.01

QUALIFIED ANNUITY                         1 YEAR    3 YEARS    5 YEARS   10 YEARS     1 YEAR    3 YEARS    5 YEARS   10 YEARS

Seven-year withdrawal charge schedule
for contracts purchased on or after
May 1, 2006
and if available in your state         $1,371.31  $2,437.82  $3,536.90  $6,083.19  $  571.31  $1,737.82  $2,936.90  $6,083.19
Seven-year withdrawal charge schedule
for all other contracts                 1,381.56   2,467.19   3,583.47   6,163.53     581.56   1,767.19   2,983.47   6,163.53
Five-year withdrawal charge schedule    1,402.06   2,425.75   3,276.00   6,321.64     602.06   1,825.75   3,076.00   6,321.64


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT        OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                        AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or after
May 1, 2006
and if available in your state         $  976.81  $1,247.77  $1,543.08  $2,048.74  $  176.81  $  547.77  $  943.08  $2,048.74
Seven-year withdrawal charge schedule
for all other contracts                   987.06   1,278.93   1,595.71   2,157.28     187.06     578.93     995.71   2,157.28
Five-year withdrawal charge schedule    1,007.56   1,241.07   1,300.31   2,371.20     207.56     641.07   1,100.31   2,371.20

QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS

Seven-year withdrawal charge schedule
for contracts purchased on or after
May 1, 2006
and if available in your state         $  961.44  $1,200.89  $1,463.73  $1,883.91  $  161.44  $  500.89  $  863.73  $1,883.91
Seven-year withdrawal charge schedule
for all other contracts                   971.69   1,232.16   1,516.69   1,994.06     171.69     532.16     916.69   1,994.06
Five-year withdrawal charge schedule      992.19   1,194.49   1,221.94   2,211.16     192.19     594.49   1,021.94   2,211.16

(1) In these examples, the $40 contract administrative charge is estimated as a .015% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.



--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 13

CONDENSED FINANCIAL INFORMATION
(Unaudited)

You can find unaudited condensed financial information for the subaccounts in Appendix N.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.


      o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

      o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

      o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
            Section 817(h) of the Code.



------------------------------------------------------------------------------

14 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

      o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract --Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

      o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

      o REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

            Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

            The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 15

      o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

            o Compensating, training and educating investment professionals who sell the contracts.

            o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

            o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

            o Providing sub-transfer agency and shareholder servicing to contract owners.

            o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

            o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

            o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

            o Subaccounting, transaction processing, recordkeeping and administration.


      o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

      o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


------------------------------------------------------------------------------

16 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

----------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value            Long-term growth of capital. Invests at least 65% of its total          A I M Advisors, Inc.
Fund, Series II Shares          assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and are believed to be undervalued in relation to long-term earning power or other factors.
                                The fund may invest up to 25% of its total assets in foreign securities.

----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital                Growth of capital. Invests principally in common stocks of companies    A I M Advisors, Inc.
Appreciation Fund,              likely to benefit from new or innovative products, services or
Series II Shares                processes as well as those with above-average long-term growth and excellent prospects for future growth. The fund can invest up to 25%
                                of its total assets in foreign securities that involve risks not associated with investing solely in the United States.

----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital                Long-term growth of capital. Invests primarily in securities            A I M Advisors, Inc.
Development Fund,               (including common stocks, convertible securities and bonds) of
Series II Shares                small- and medium-sized companies. The Fund may invest up to 25% of its total assets in foreign securities.

----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global                 Capital growth. The fund seeks to meet its objective by investing,      A I M Advisors, Inc.
Health Care Fund,               normally, at least 80% of its assets in securities of health care
Series II Shares                industry companies. The fund may invest up to 20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles.
                                The fund may also invest up to 5% of its total assets in
                                lower-quality debt securities, i.e., junk bonds.

----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International          Long-term growth of capital. Invests primarily in a diversified         A I M Advisors, Inc.
Growth Fund,                    portfolio of international equity securities, whose issuers are
Series II Shares                considered to have strong earnings momentum. The fund may invest up to 20% of its total assets in security issuers located in developing countries and in securities exchangeable for or convertible into equity securities of foreign companies.

----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap                Long-term growth of capital. Invests normally at least 80% of its       A I M Advisors, Inc.
Core Equity Fund,               net assets, plus the amount of any borrowings for investment
Series II Shares                purposes, in equity securities, including convertible securities, of medium sized companies. The fund may invest up to 20% of its net assets in equity securities of companies in other market
                                capitalization ranges or in investment grade debt securities. The fund may also invest up to 25% of its total assets in foreign securities.

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



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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 17

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INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein               Total return consistent with reasonable risk, through a            AllianceBernstein L.P.
VPS Balanced Shares             combination of income and longer-term growth of capital.
Portfolio (Class B)             Invests primarily in U.S. government and agency obligations, bonds, fixed-income and equity securities of non-U.S. issuers
                                (including short-and long-term debt securities and preferred stocks to the extent the Advisor deems best adapted to the current economic and market outlook) and common stocks.

----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein               Long-term growth of capital. The Fund invests at least 80% of      AllianceBernstein L.P.
VPS Global Technology           its net assets in securities of companies that use technology
Portfolio (Class B)             extensively in the development of new or improved products or processes. Invests in a global portfolio of securities of U.S.
                                and foreign companies selected for their growth potential.

----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein               Long-term growth of capital. Invests primarily in the equity       AllianceBernstein L.P.
VPS Growth and Income           securities of domestic companies that the Advisor deems to be
Portfolio (Class B)             undervalued.

----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein               Long-term growth of capital. Invests primarily in a                AllianceBernstein L.P.
VPS International Value         diversified portfolio of equity securities of established
Portfolio (Class B)             companies selected from more than 40 industries and from more than 40 developed and emerging market countries.

----------------------------------------------------------------------------------------------------------------------------------
American Century VP             Long-term total return. To protect against U.S. inflation.         American Century Investment
Inflation Protection,                                                                              Management, Inc.
Class II

----------------------------------------------------------------------------------------------------------------------------------
American Century VP             Capital growth. Invests primarily in stocks of growing foreign     American Century Global
International, Class II         companies in developed countries.                                  Investment Management, Inc.

----------------------------------------------------------------------------------------------------------------------------------
American Century VP             Long-term capital growth with income as secondary objective.       American Century Investment
Mid Cap Value, Class II         Invests primarily in stocks of companies that management           Management, Inc.
                                believes are undervalued at the time of purchase. The fund will invest at least 80% of its assets in securities of
                                companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000 Index, excluding the largest 100 such companies.

----------------------------------------------------------------------------------------------------------------------------------
American Century VP             Long-term capital growth. Analytical research tools and            American Century Investment
Ultra(R), Class II              techniques are used to identify the stocks of larger-sized         Management, Inc.
                                companies that appear to have the best opportunity of
                                sustaining long-term above average growth.

----------------------------------------------------------------------------------------------------------------------------------
American Century VP             Long-term capital growth, with income as a secondary               American Century Investment
Value, Class II                 objective. Invests primarily in stocks of companies that           Management, Inc.
                                management believes to be undervalued at the time of purchase.

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



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18 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

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INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield             High level of current income with capital appreciation as a        Columbia Management Advisors, LLC
Fund, Variable Series,          secondary objective when consistent with the goal of high
Class B                         current income. The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds,
                                debentures and notes that are rated below investment grade, or unrated securities which the Fund's investment advisor has determined to be of comparable quality. No more than 10% of the Fund's total assets will normally be invested in
                                securities rated CCC or lower by S&P or Caa or lower by
                                Moody's.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico Growth         Long-term growth of capital. The Fund invests primarily in         Columbia Management Advisors, LLC
Fund, Variable Series,          equity securities of large-capitalization companies that are       (advisor); Marsico Capital
Class A                         selected for their growth potential. It generally holds a          Management, LLC (sub-advisor)
                                core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico                Long-term growth of capital. The Fund normally invests at          Columbia Management Advisors, LLC
International Opportunities     least 65% of its assets in common stocks of foreign                (advisor); Marsico Capital
Fund, Variable Series,          companies. While the Fund may invest in companies of any           Management, LLC (sub-advisor)
Class B                         size, it focuses on large companies. These companies are
                                selected for their long-term growth potential. The Fund
                                normally invests in issuers from at least three different
                                countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Fund may
                                invest in common stocks of companies operating in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Small Cap Value        Long-term growth by investing primarily in smaller                 Columbia Management Advisors, LLC
Fund, Variable Series,          capitalization (small-cap) equities. Under normal market
Class B                         conditions, the Fund invests at least 80% of its net assets
                                (plus any borrowings for investment purposes) in small-cap stocks. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are
                                undervalued. The Fund may invest up to 10% of its assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust -           Total return. Invests in commodity-linked derivative               Credit Suisse Asset Management,
Commodity Return                instruments backed by a portfolio of short-maturity                LLC
Strategy Portfolio              investment-grade fixed income securities normally having an average duration of one year or less.

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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 19

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INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment              Investment results greater than the total return performance       The Dreyfus Corporation
Portfolios MidCap Stock         of publicly traded common stocks of medium-sized domestic
Portfolio, Service Shares       companies in the aggregate, as represented by the Standard &
                                Poor's Midcap 400 Index. The portfolio normally invests at least 80% of its assets in stocks of mid-size companies. The portfolio invests in growth and value stocks, which are
                                chosen through a disciplined investment process that
                                combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the
                                S&P 400 is a primary goal of the investment process. The
                                portfolio's stock investments may include common stocks,
                                preferred stocks, convertible securities and depository
                                receipts, including those issued in initial public offerings or shortly thereafter.

----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment              Capital appreciation. The portfolio invests, under normal          The Dreyfus Corporation
Portfolios Technology           circumstances, at least 80% of its assets in the stocks of
Growth Portfolio,               growth companies of any size that Dreyfus believes to be
Service Shares                  leading producers or beneficiaries of technological
                                innovation. Up to 25% of the portfolio's assets may be in
                                foreign securities. The portfolio's stock investments may
                                include common stocks, preferred stocks and convertible
                                securities.

----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable                Long-term capital growth consistent with the preservation of       The Dreyfus Corporation - Fayez
Investment Fund                 capital. Its secondary goal is current income. To pursue           Sarofim & Co. is the
Appreciation Portfolio,         these goals, the portfolio normally invests at least 80% of        portfolio's sub-investment
Service Shares                  its assets in common stocks. The portfolio focuses on "blue        advisor
                                chip" companies with total market capitalizations of more
                                than $5 billion at the time of purchase, including
                                multinational companies. These established companies have
                                demonstrated sustained patterns of profitability, strong
                                balance sheets, an expanding global presence and the
                                potential to achieve predictable, above-average earnings
                                growth.

----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable                Capital growth. To pursue this goal, the portfolio primarily       The Dreyfus Corporation,
Investment Fund                 invests in growth stocks of foreign companies. Normally, the       investment adviser
International Equity            portfolio invests at least 80% of its assets in stocks,
Portfolio, Service Shares       including common stocks, preferred stocks and convertible
                                securities, including those purchased in initial public
                                offering.

----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable                Long-term capital growth. To pursue this goal, the portfolio       The Dreyfus Corporation
Investment Fund                 normally invests at least 80% of its assets in stocks. The
International Value             portfolio ordinarily invests most of its assets in
Portfolio, Service Shares       securities of foreign companies which Dreyfus considers to be value companies. The portfolio's stock investments may
                                include common stocks, preferred stocks and convertible
                                securities, including those purchased in initial public
                                offerings or shortly thereafter. The portfolio may invest in companies of any size. The portfolio may also invest in
                                companies located in emerging markets.

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20 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

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INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance VT                  High level of current income. Non-diversified mutual fund          Eaton Vance Management
Floating-Rate Income Fund       that normally invests primarily in senior floating rate
                                loans ("Senior Loans"). Senior Loans typically are of below investment grade quality and have below investment grade
                                credit ratings, which ratings are associated with having
                                high risk, speculative characteristics. Investments are
                                actively managed, and may be bought or sold on a daily basis
                                (although loans are generally held until repaid). The
                                investment adviser's staff monitors the credit quality of
                                the Fund holdings, as well as other investments that are
                                available. The Fund may invest up to 25% of its total assets in foreign securities and may engage in certain hedging
                                transactions.

----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)   Long-term capital appreciation. Normally invests primarily         Fidelity Management & Research
Portfolio Service Class 2       in common stocks. Invests in securities of companies whose         Company (FMR), investment
                                value it believes is not fully recognized by the public.           manager; FMR U.K. and FMR Far
                                Invests in either "growth" stocks or "value" stocks or both.       East, sub-investment advisers.
                                The fund invests in domestic and foreign issuers.

----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth          Achieve capital appreciation. Normally invests primarily in        Fidelity Management & Research
Portfolio Service Class 2       common stocks. Invests in companies that it believes have          Company (FMR), investment
                                above-average growth potential (stocks of these companies          manager; FMR U.K., FMR Far
                                are often called "growth" stocks). The Fund invests in             East, sub-investment advisers.
                                domestic and foreign issuers.

----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment      High level of current income consistent with the                   Fidelity Management & Research
Grade Bond Portfolio            preservation of capital. Normally invests at least 80% of          Company (FMR), investment
Service Class 2                 assets in investment-grade debt securities (those of medium        manager; FMR U.K., FMR Far
                                and high quality) of all types and repurchase agreements for       East, sub-investment advisers.
                                those securities.

----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap         Long-term growth of capital. Normally invests primarily in         Fidelity Management & Research
Portfolio Service Class 2       common stocks. Normally invests at least 80% of assets in          Company (FMR), investment
                                securities of companies with medium market capitalizations.        manager; FMR U.K., FMR Far
                                May invest in companies with smaller or larger market              East, sub-investment advisers.
                                capitalizations. Invests in domestic and foreign issuers.
                                The Fund invests in either "growth" or "value" common stocks or both.

----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas        Long-term growth of capital. Normally invests primarily in         Fidelity Management & Research
Portfolio Service Class 2       common stocks of foreign securities. Normally invests at           Company (FMR), investment
                                least 80% of assets in non-U.S. securities.                        manager; FMR U.K., FMR Far
                                                                                                   East, Fidelity International
                                                                                                   Investment Advisors (FIIA) and
                                                                                                   FIIA U.K., sub-investment
                                                                                                   advisers.

----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income          Maximize income while maintaining prospects for capital            Franklin Advisers, Inc.
Securities Fund - Class 2       appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in
                                corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 21

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INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Rising          Long-term capital appreciation, with preservation of capital       Franklin Advisory Services,
Dividends Securities            as an important consideration. The Fund normally invests at        LLC
Fund - Class 2                  least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests
                                predominantly in equity securities.

----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin                 Long-term capital growth. The Fund normally invests at least       Franklin Advisers, Inc.
Small-Mid Cap Growth            80% of its net assets in investments of small capitalization
Securities Fund - Class 2       (small cap) and mid capitalization (mid cap) companies.

----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares            Capital appreciation, with income as a secondary goal. The         Franklin Mutual Advisers, LLC
Securities Fund - Class 2       Fund normally invests primarily in equity securities of
                                companies that the manager believes are undervalued. The Fund also invests, to a lesser extent in risk arbitrage securities and distressed companies.

----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global         High current income consistent with preservation of capital,       Franklin Advisers, Inc.
Income Securities Fund -        with capital appreciation as a secondary consideration. The
Class 2                         Fund normally invests mainly in debt securities of
                                governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton                Long-term capital growth. The Fund normally invests primarily      Franklin Advisers, Inc.
Growth Securities Fund -        in equity securities of companies located anywhere in the
Class 2                         world, including those in the U.S. and in emerging markets.

----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid           Long-term capital appreciation. The Fund invests, under            Goldman Sachs Asset
Cap Value Fund -                normal circumstances, at least 80% of its net assets plus any      Management, L.P.
Institutional Shares            borrowings for investment purposes (measured at time of
                                purchase) ("Net Assets") in a diversified portfolio of
                                equity investments in mid-cap issuers with public stock
                                market capitalizations (based upon shares available for
                                trading on an unrestricted basis) within the range of the
                                market capitalization of companies constituting the Russell
                                Midcap(R) Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R)
                                Value Index is currently between $613 million and $18.3
                                billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net
                                Assets in foreign securities, including securities of issuers in countries with emerging markets or economies ("emerging countries") and securities quoted in foreign currencies. The
                                Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value
                                Index at the time of investment and in fixed-income
                                securities, such as government, corporate and bank debt
                                obligations.

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22 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

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INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT               Long-term growth of capital and dividend income. The Fund          Goldman Sachs Asset
Structured U.S. Equity          invests, under normal circumstances, at least 90% of its           Management, L.P.
Fund - Institutional Shares     total assets (not including securities lending collateral
                                and any investment of that collateral) measured at time of purchase ("Total Assets") in a diversified portfolio of
                                equity investments in U.S. issuers, including foreign
                                companies that are traded in the United States. However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in such equity investments. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style,
                                capitalization and industry characteristics similar to the
                                S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth
                                expectations and dividend yields. The Fund is not required to limit its investments to securities in the S&P 500 Index.
                                The Fund's investments in fixed-income securities are
                                limited to securities that are considered cash equivalents.

----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series              Long-term growth of capital in a manner consistent with the        Janus Capital
Large Cap Growth                preservation of capital. Invests under normal circumstances
Portfolio: Service Shares       at least 80% of its net assets in common stocks of
                                large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase.

----------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners             Long-term growth of capital. Under normal circumstances, the       Legg Mason Partners Fund
Variable Small Cap              fund invests at least 80% of its net assets in equity              Advisor, LLC, adviser;
Growth Portfolio, Class I       securities of companies with small market capitalizations          ClearBridge Advisors, LLC,
                                and related investments.                                           subadviser

----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors                Capital appreciation. Normally invests at least 80% of the         MFS Investment Management(R)
Growth Stock Series -           fund's net assets in equity securities of companies MFS
Service Class                   believes to have above average earnings growth potential
                                compared to other companies (growth companies).

----------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery            Capital appreciation. Invests in stocks of companies MFS           MFS Investment Management(R)
Series - Service Class          believes to have above average earnings growth potential
                                compared to other companies (growth companies).

----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return             Total return. Invests primarily in equity and fixed income         MFS Investment Management(R)
Series - Service Class          securities. MFS invests between 40% and 75% of the fund's
                                net assets in equity securities and at least 25% of the
                                fund's total assets in fixed-income senior securities.

----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -       Total return. Normally invests at least 80% of the fund's          MFS Investment Management(R)
Service Class                   net assets in securities of issuers in the utilities
                                industry.

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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 23

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INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital             Capital appreciation. Invests in securities of well-known,         OppenheimerFunds, Inc.
Appreciation Fund/VA,           established companies.
Service Shares

----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global              Long-term capital appreciation. Invests mainly in common           OppenheimerFunds, Inc.
Securities Fund/VA,             stocks of U.S. and foreign issuers that are "growth-type"
Service Shares                  companies, cyclical industries and special situations that are considered to have appreciation possibilities.

----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street         Capital appreciation. Invests mainly in common stocks of           OppenheimerFunds, Inc.
Small Cap Fund/VA,              small-capitalization U.S. companies that the fund's
Service Shares                  investment manager believes have favorable business trends or prospects.

----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic           High level of current income principally derived from              OppenheimerFunds, Inc.
Bond Fund/VA,                   interest on debt securities. Invests mainly in three market
Service Shares                  sectors: debt securities of foreign governments and
                                companies, U.S. government securities and lower-rated high yield securities of U.S. and foreign companies.

----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset             Maximum real return consistent with preservation of real           Pacific Investment Management
Portfolio, Advisor              capital and prudent investment management period. The              Company LLC
Share Class                     Portfolio seeks to achieve its investment objective by
                                investing under normal circumstances substantially all of
                                its assets in Institutional Class shares of the PIMCO
                                Funds, an affiliated open-end investment company, except
                                the All Asset and All Asset All Authority Funds
                                ("Underlying Funds"). Though it is anticipated that the
                                Portfolio will not currently invest in the European
                                StockPLUS(R) TR Strategy, Far East (ex-Japan) StocksPLUS(R) TR
                                Strategy, Japanese StocksPLUS(R) TR Strategy, StocksPLUS(R)
                                Municipal- Backed and StocksPLUS(R) TR Short Strategy Funds,
                                the Portfolio may invest in these Funds in the future,
                                without shareholder approval, at the discretion of the
                                Portfolio's asset allocation sub-adviser.

----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health                Capital appreciation. The fund pursues its goal by                 Putnam Investment Management,
Sciences Fund -                 investing mainly in common stocks of companies in the              LLC
Class IB Shares                 health sciences industries, with a focus on growth stocks.
                                Under normal circumstances, the fund invests at least 80%
                                of its net assets in securities of (a) companies that
                                derive at least 50% of their assets, revenues or profits
                                from the pharmaceutical, health care services, applied
                                research and development and medical equipment and supplies industries, or (b) companies Putnam Management thinks have the potential for growth as a result of their particular
                                products, technology, patents or other market advantages in the health sciences industries.

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24 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

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INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT International         Capital appreciation. The fund pursues its goal by investing       Putnam Investment Management,
Equity Fund -                   mainly in common stocks of companies outside the United            LLC
Class IB Shares                 States that Putnam Management believes have favorable
                                investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments.

----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap             Capital appreciation. The fund pursues its goal by investing       Putnam Investment Management,
Value Fund -                    mainly in common stocks of U.S. companies, with a focus on         LLC
Class IB Shares                 value stocks. Under normal circumstances, the fund invests at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.

----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund -          Capital appreciation. The fund pursues its goal by investing       Putnam Investment Management,
Class IB Shares                 mainly in common stocks of U.S. companies, with a focus on         LLC
                                growth stocks.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Maximum current income consistent with liquidity and               RiverSource Investments, LLC
Portfolio - Cash                stability of principal. Invests primarily in money market
Management Fund                 instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                                certificates of deposit, bankers' acceptances, letters of
                                credit and commercial paper, including asset-backed
                                commercial paper.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            High level of current income while attempting to conserve          RiverSource Investments, LLC
Portfolio - Diversified         the value of the investment for the longest period of time.
Bond Fund                       Under normal market conditions, the Fund invests at least
                                80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in
                                securities like those included in the Lehman Brothers
                                Aggregate Bond Index (Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage-
                                and asset-backed securities. Although the Fund emphasizes
                                high- and medium-quality debt securities, it will assume
                                some credit risk to achieve higher yield and/or capital
                                appreciation by buying lower-quality (junk) bonds.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            High level of current income and, as a secondary goal,             RiverSource Investments, LLC
Portfolio - Diversified         steady growth of capital. Under normal market conditions,
Equity Income Fund              the Fund invests at least 80% of its net assets in dividend-
                                paying common and preferred stocks. The Fund may invest up to 25% of its total assets in foreign investments.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Long-term capital growth. The Fund's assets are primarily          RiverSource Investments, LLC,
Portfolio - Emerging            invested in equity securities of emerging market companies.        adviser; Threadneedle
Markets Fund                    Under normal market conditions, at least 80% of the Fund's         International Limited, an
                                net assets will be invested in securities of companies that        indirect wholly-owned
                                are located in emerging market countries, or that earn 50%         subsidiary of Ameriprise
                                or more of their total revenues from goods and services            Financial, subadviser.
                                produced in emerging market countries or from sales made in emerging market countries.

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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 25

----------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Long-term capital growth. The Fund's assets are primarily          RiverSource Investments, LLC,
Portfolio - Fundamental         invested in equity securities of U.S. companies. Under             adviser; Davis Selected
Value Fund                      normal market conditions, the Fund's net assets will be            Advisers, L.P., subadviser
                                invested primarily in companies with market capitalizations of at least $5 billion at the time of the Fund's investment.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Total return that exceeds the rate of inflation over the           RiverSource Investments, LLC
Portfolio - Global Inflation    long-term. Non-diversified mutual fund that, under normal
Protected Securities Fund       market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities
                                include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or
                                instrumentalities, and corporations.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Long-term capital growth. Invests primarily in common stocks       RiverSource Investments, LLC
Portfolio - Growth Fund         and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments or
                                technological superiority. The Fund may invest up to 25% of its total assets in foreign investments.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            High current income, with capital growth as a secondary            RiverSource Investments, LLC
Portfolio - High Yield          objective. Under normal market conditions, the Fund invests
Bond Fund                       at least 80% of its net assets in high-yielding, high-risk corporate bonds (junk bonds) issued by U.S. and foreign
                                companies and governments.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            High total return through current income and capital               RiverSource Investments, LLC
Portfolio - Income              appreciation. Under normal market conditions, invests
Opportunities Fund              primarily in income-producing debt securities with an
                                emphasis on the higher rated segment of the high-yield (junk bond) market. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Capital appreciation. Invests primarily in equity securities       RiverSource Investments, LLC,
Portfolio - International       of foreign issuers that are believed to offer strong growth        adviser; Threadneedle
Opportunity Fund                potential. The Fund may invest in developed and in emerging        International Limited, an
                                markets.                                                           indirect wholly-owned
                                                                                                   subsidiary of Ameriprise
                                                                                                   Financial, subadviser.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Capital appreciation. Under normal market conditions, the          RiverSource Investments, LLC
Portfolio - Large Cap           Fund invests at least 80% of its net assets in equity
Equity Fund                     securities of companies with market capitalization greater than $5 billion at the time of purchase.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Long-term growth of capital. Under normal market conditions,       RiverSource Investments, LLC
Portfolio - Large Cap           the Fund invests at least 80% of its net assets in equity
Value Fund                      securities of companies with a market capitalization greater than $5 billion. The Fund may also invest in
                                income-producing equity securities and preferred stocks.

----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

26 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

----------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Growth of capital. Under normal market conditions, the Fund        RiverSource Investments, LLC
Portfolio - Mid Cap             invests at least 80% of its net assets at the time of
Growth Fund                     purchase in equity securities of mid capitalization
                                companies. The investment manager defines mid-cap companies as those whose market capitalization (number of shares
                                outstanding multiplied by the share price) falls within the range of the Russell Midcap(R) Growth Index.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Long-term growth of capital. Under normal circumstances, the       RiverSource Investments, LLC
Portfolio - Mid Cap             Fund invests at least 80% of its net assets (including the
Value Fund                      amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of
                                purchase fall within the range of the Russell Midcap(R) Value
                                Index.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Long-term capital appreciation. The Fund seeks to provide          RiverSource Investments, LLC
Portfolio - S&P 500             investment results that correspond to the total return (the
Index Fund                      combination of appreciation and income) of
                                large-capitalization stocks of U.S. companies. The Fund
                                invests in common stocks included in the Standard & Poor's
                                500 Composite Stock Price Index (S&P 500). The S&P 500 is
                                made up primarily of large-capitalization companies that
                                represent a broad spectrum of the U.S. economy.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Long-term growth of capital. Invests primarily in equity           RiverSource Investments, LLC,
Portfolio - Select              securities of mid cap companies as well as companies with          adviser; Systematic Financial
Value Fund                      larger and smaller market capitalizations. The Fund                Management, L.P. and WEDGE
                                considers mid-cap companies to be either those with a market       Capital Management L.L.P.,
                                capitalization of up to $10 billion or those whose market          subadvisers
                                capitalization falls within range of the Russell 3000(R) Value
                                Index.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            High level of current income and safety of principal               RiverSource Investments, LLC
Portfolio - Short Duration      consistent with investment in U.S. government and government
U.S. Government Fund            agency securities. Under normal market conditions, at least
                                80% of the Fund's net assets are invested in securities
                                issued or guaranteed as to principal and interest by the
                                U.S. government, its agencies or instrumentalities.

----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Long-term capital appreciation. Under normal market                RiverSource Investments, LLC,
Portfolio - Small Cap           conditions, at least 80% of the Fund's net assets will be          adviser; River Road Asset
Value Fund                      invested in small cap companies with market capitalization,        Management, LLC, Donald Smith &
                                at the time of investment, of up to $2.5 billion or that           Co., Inc., Franklin Portfolio
                                fall within the range of the Russell 2000(R) Value Index.          Associates LLC and Barrow,
                                                                                                   Hanley, Mewhinney & Strauss,
                                                                                                   Inc., subadvisers.

----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 27

----------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust      Capital appreciation. Invests primarily in U.S. common             Trusco Capital Management,
Capital Appreciation Fund       stocks and other equity securities that the Adviser believes       Inc., Adviser.
                                have strong business fundamentals, such as revenue growth, cash flows and earnings trends. The Adviser's strategy
                                focuses primarily on large cap stocks but will also utilize mid-cap stocks. The Fund may invest in American Depositary
                                Receipts ("ADRs"). In selecting investments for the Fund,
                                the Adviser chooses companies that it believes have above
                                average growth potential. The Adviser applies proprietary
                                models to rank stocks based on earnings trends and
                                valuations. It then performs in-depth fundamental analysis to determine the quality and sustainability of earnings, as well as the quality of management. Risk controls are in
                                place to assist in maintaining a portfolio that is
                                diversified by security type and industry sector. The
                                Adviser uses a "bottom-up" process based on individual
                                company earnings trends and fundamentals to determine the
                                weighting of the Fund's investments in various equity market sectors.

----------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust      Long-term capital appreciation with current income as a            Trusco Capital Management,
Large Cap Relative Value        secondary goal. Under normal circumstances, the Fund invests       Inc., Adviser.
Fund                            at least 80% of its net assets in large cap companies. The
                                Adviser considers large cap companies to be companies with market capitalizations of at least $3 billion. The Fund
                                invests primarily in common stocks and other U.S. traded
                                equity securities, which may include listed American
                                Depositary Receipts ("ADRs").

----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

28 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

----------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust      Capital appreciation with current income as a secondary goal.      Trusco Capital Management,
Large Cap Value Equity          Under normal circumstances, the Fund invests at least 80% of       Inc., Adviser.
Fund                            its net assets in common stocks and other U.S. traded equity securities of large cap companies. U.S. traded equity
                                securities may include listed American Depositary Receipts
                                ("ADRs"). The Adviser considers large cap companies to be
                                companies with market capitalizations of at least $3 billion.
                                In selecting investments for the Fund, the Adviser primarily chooses companies that have a history of paying regular
                                dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up"
                                approach to stock selection emphasizes individual stocks over economic trends using fundamental research to identify
                                positive catalysts for change.

----------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust      Capital appreciation. Under normal circumstances, Fund             Trusco Capital Management,
Mid-Cap Equity Fund             invests at least 80% of its net assets in common stocks and        Inc., Adviser.
                                other U.S. traded equity securities of mid-cap companies.
                                U.S. traded equity securities may include listed American
                                Depositary Receipts ("ADRs"). The Adviser considers mid-cap companies to be companies with market capitalizations similar to those of companies in the Russell Midcap(R) Index.

----------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust      Capital appreciation. Under normal circumstances, the Fund         Trusco Capital Management,
Small Cap Value Equity          invests at least 80% of its net assets in U.S. traded equity       Inc., Adviser.
Fund                            securities of small cap companies. U.S. traded equity
                                securities may include listed American Depositary Receipts
                                ("ADRs"). The Adviser considers small cap companies to be
                                companies with market capitalizations below $3 billion.

----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life                 Capital growth and income through investments in equity            Van Kampen Asset Management
Investment Trust                securities, including common stocks, preferred stocks and
Comstock Portfolio,             securities convertible into common and preferred stocks. The
Class II Shares                 Portfolio emphasizes value style of investing seeking
                                well-established, undervalued companies believed by the
                                Portfolio's investment adviser to possess the potential for capital growth and income.

----------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF                  Current income and capital appreciation. Invests primarily in      Morgan Stanley Investment
Global Real Estate              equity securities of companies in the real estate industry         Management Inc., doing business
Portfolio, Class II Shares      located throughout the world, including real estate operating      as Van Kampen, adviser; Morgan
                                companies, real estate investment trusts and foreign real          Stanley Investment Management
                                estate companies.                                                  Limited and Morgan Stanley
                                                                                                   Investment Management Company,
                                                                                                   sub-advisers

----------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF                  Long-term capital growth. Invests primarily in growth-             Morgan Stanley Investment
Mid Cap Growth Portfolio,       oriented equity securities of U.S. mid cap companies and           Management Inc., doing business
Class II Shares                 foreign companies, including emerging market securities.           as Van Kampen.

----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 29

----------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF                  Above-average current income and long-term capital                 Morgan Stanley Investment
U.S. Real Estate Portfolio,     appreciation. Non-diversified Portfolio that invests               Management Inc., doing business
Class II Shares                 primarily in equity securities of companies in the U.S. real       as Van Kampen.
                                estate industry, including real estate investment trusts.

----------------------------------------------------------------------------------------------------------------------------------
Wanger International            Long-term growth of capital. Invests primarily in stocks of        Columbia Wanger Asset
Small Cap                       companies based outside the U.S. with market capitalizations       Management, L.P.
                                of less than $5 billion at time of initial purchase.

----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller             Long-term growth of capital. Invests primarily in stocks of        Columbia Wanger Asset
Companies                       small-and medium-size U.S. companies with market                   Management, L.P.
                                capitalizations of less than $5 billion at time of initial purchase.

----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

30 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 31

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

o amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

o reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

o     amounts withdrawn for fees and charges; and

o     amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

                IF YOUR GPA RATE IS:                        THE MVA IS:
                Less than the new GPA rate + 0.10%          Negative
                Equal to the new GPA rate + 0.10%           Zero
                Greater than the new GPA rate + 0.10%       Positive

For examples, see Appendix A.

THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT


Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").



------------------------------------------------------------------------------

32 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

o     for the DCA fixed account and the one-year fixed account;

o     for the DCA fixed accounts with terms of differing length;

o for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

o for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

o for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

o     the DCA fixed account for a six month term;

o     the DCA fixed account for a twelve month term;


o     the Portfolio Navigator model portfolio in effect;

o if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

o to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;


o     to the Portfolio Navigator model portfolio then in effect;

o if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 33

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available in your state):

o GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

o     how you want to make purchase payments;

o the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

o     a beneficiary;

o     the optional Portfolio Navigator asset allocation program(1); and

o     one of the following Death Benefits:

      -     ROP Death Benefit;

      -     MAV Death Benefit(2);

      -     5% Accumulation Death Benefit(2); or

      -     Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE
    ---
PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o     Accumulation Protector Benefit(SM) rider


o     Guarantor Withdrawal Benefit for Life(SM) rider(3)

o     Income Assurer Benefit(SM) - MAV rider

o     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider

o Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider


EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


o     Benefit Protector(SM) Death Benefit rider(4)

o     Benefit Protector(SM) Plus Death Benefit rider(4)


(1)   There is no additional charge for this feature.


(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) In those states where the Guarantor Withdrawal Benefit for Life(SM) rider is not available, you may select the Guarantor(SM) Withdrawal Benefit rider.

(4) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


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34 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

o     no earlier than the 30th day after the contract's effective date; and


o no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for SIPs
   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 35

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

Purchase payment credits are not available for:

o     contracts with a five-year withdrawal charge schedule.

o contracts with a seven-year withdrawal charge schedule where the contract was purchased on or after May 1, 2006 in most states. Ask your investment professional whether purchase payment credits are available under your contract.

All other contracts will receive a purchase payment credit on any payment made to the contract. We apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.


LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.



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36 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

CHARGES


ALL CONTRACTS


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                                 QUALIFIED ANNUITIES    NONQUALIFIED ANNUITIES

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED
ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE
ROP Death Benefit                                                       0.90%                  1.05%
MAV Death Benefit                                                       1.10                   1.25
5% Accumulation Death Benefit                                           1.25                   1.40
Enhanced Death Benefit                                                  1.30                   1.45

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

ROP Death Benefit                                                       1.00%                  1.15%
MAV Death Benefit                                                       1.20                   1.35
5% Accumulation Death Benefit                                           1.35                   1.50
Enhanced Death Benefit                                                  1.40                   1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP Death Benefit                                                       1.20%                  1.35%
MAV Death Benefit                                                       1.40                   1.55
5% Accumulation Death Benefit                                           1.55                   1.70
Enhanced Death Benefit                                                  1.60                   1.75


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 37

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER OR THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o     10% of the contract value on the prior contract anniversary(1); or

o     current contract earnings.

CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The TFA is the greatest of:

o     10% of the contract value on the prior contract anniversary(1);

o     current contract earnings; or

o the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o     10% of the contract value on the prior contract anniversary(1);

o     current contract earnings; or

o     the Remaining Benefit Payment.

(1) We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.



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38 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o     withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor Withdrawal Benefit for Life(SM) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.);

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o     amounts we refund to you during the free look period;* and

o     death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.



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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 39

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary.

We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.


We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit for Life(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(SM) rider charge will not exceed a maximum charge of 1.50%.



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40 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

We will not change the Guarantor Withdrawal Benefit for Life(SM) rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;


(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

THIS FEE INFORMATION APPLIES TO BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.


Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.


We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective step up or elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;


(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


The fee does not apply after annuity payouts begin.



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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 41

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                                MAXIMUM    CURRENT

Income Assurer Benefit(SM) - MAV                                                 1.50%     0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                        1.75      0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base      2.00      0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
      Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
      Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
      Base -- 0.75%.


We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


Currently the Income Assurer Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge for new contract holders, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) rider fee is calculated, see Appendix B.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


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42 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

VALUING YOUR INVESTMENT


We value your accounts as follows:

GPAs

We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs;

o     plus any purchase payment credits allocated to the GPAs;

o     plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      -     Accumulation Protector Benefit(SM) rider;

      -     Guarantor Withdrawal Benefit for Life(SM) rider;

      -     Guarantor(SM) Withdrawal Benefit rider;

      -     Income Assurer Benefit(SM) rider;

      -     Benefit Protector(SM) rider; or

      -     Benefit Protector(SM) Plus rider.

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED
ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:


o the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;


o     plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      -     Accumulation Protector Benefit(SM) rider;

      -     Guarantor Withdrawal Benefit for Life(SM) rider;

      -     Guarantor(SM) Withdrawal Benefit rider;

      -     Income Assurer Benefit(SM) rider;

      -     Benefit Protector(SM) rider; or

      -     Benefit Protector(SM) Plus rider.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 43

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o     additional purchase payments you allocate to the subaccounts;

o     any purchase payment credits allocated to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial withdrawals;

o     withdrawal charges;

and the deduction of a prorated portion of:

o     the contract administrative charge; and

o     the fee for any of the following optional benefits you have selected:

      -     Accumulation Protector Benefit(SM) rider;

      -     Guarantor Withdrawal Benefit for Life(SM) rider;

      -     Guarantor(SM) Withdrawal Benefit rider;

      -     Income Assurer Benefit(SM) rider;

      -     Benefit Protector(SM) rider; or

      -     Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o     changes in fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


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44 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                NUMBER
By investing an equal number                             AMOUNT         ACCUMULATION           OF UNITS
of dollars each month ...                   MONTH       INVESTED         UNIT VALUE            PURCHASED
                                             Jan          $100               $20                 5.00
you automatically buy                        Feb           100                18                 5.56
more units when the                          Mar           100                17                 5.88
per unit market price is low ...---->        Apr           100                15                 6.67
                                             May           100                16                 6.25
                                             Jun           100                18                 5.56
and fewer units                              Jul           100                17                 5.88
when the per unit                            Aug           100                19                 5.26
market price is high.           ---->        Sept          100                21                 4.76
                                             Oct           100                20                 5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available for use through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program" below).


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 45

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o     substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


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46 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described above for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective (underlying fund), and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased after May 1, 2006 includes an optional Accumulation Protector Benefit(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider (if available in your state, otherwise the Guarantor(SM) Withdrawal Benefit rider) or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 47

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.


POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.


As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.


PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect



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48 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS
your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

o no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the Guarantor Withdrawal Benefit for Life(SM) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 49

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER


If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER: The Guarantor Withdrawal Benefit for Life(SM) rider requires that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life(SM) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: In those states where the Guarantor Withdrawal Benefit for Life(SM) rider is not available, you may purchase the Guarantor(SM) Withdrawal Benefit rider. Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.


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50 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.

TRANSFERRING AMONG ACCOUNTS


The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")



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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 51

o Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of any GPAs and DCA accounts.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.



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52 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.



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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 53

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:   $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:   Contract value or entire account balance

*     Failure to provide a Social Security Number or Taxpayer Identification
      Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.


o If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").


o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:   $100 monthly
                            $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:   $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                  Contract value or entire account balance
Withdrawals:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


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54 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan
E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

o     payable to you;

o     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

      -- the withdrawal amount includes a purchase payment check that has not cleared;

      -- the NYSE is closed, except for normal holiday and weekend closings;

      --    trading on the NYSE is restricted, according to SEC rules;

      -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

      -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.



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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 55

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

      --    you are at least age 59 1/2;

      --    you are disabled as defined in the Code;

      -- you severed employment with the employer who purchased the contract; or

      --    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o     ROP Death Benefit;

o     MAV Death Benefit;

o     5% Accumulation Death Benefit; or

o     Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


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56  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                                 PW x DB
      ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = -------
                                                                                   CV

         PW = the partial withdrawal including any applicable withdrawal charge or MVA.

         DB = the death benefit on the date of (but prior to) the partial withdrawal.

         CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)   current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

o plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

o minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                            PWT x VAF
      5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = ---------
                                                                               SV

        PWT = the amount transferred from the subaccounts or the DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts or the DCA fixed account.

        VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

        SV = value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.


For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM)5% variable account floor.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 57

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1.    contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.    contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3.    the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.    contract value;

2. total purchase payments and any purchase payment credits, minus adjusted partial withdrawals; or

3.    the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1.    contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals;

3.    the MAV on the date of death; or

4.    the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) the Guarantor Withdrawal Benefit for Life(SM)rider and the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


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58  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death. Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

      o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

      o payouts begin no later than one year following the year of your death; and

      o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------------------------------
ON THE BENEFIT DATE, IF:             THEN YOUR ACCUMULATION PROTECTOR
                                     BENEFIT(SM) RIDER BENEFIT IS:
------------------------------------------------------------------------------
The Minimum Contract Accumulation    The contract value is increased on the
Value (defined below) as             benefit date to equal the Minimum
determined under the Accumulation    Contract Accumulation Value as determined
Protector Benefit(SM) rider is       under the Accumulation Protector
greater than your contract value,    Benefit(SM) rider on the benefit date.
------------------------------------------------------------------------------
The contract value is equal to or    Zero; in this case, the Accumulation
greater than the Minimum Contract    Protector Benefit(SM) rider ends without
Accumulation Value as determined     value and no benefit is payable.
under the Accumulation Protector
Benefit(SM) rider,
------------------------------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 59

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit riders or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:


o you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.


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60  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.    80% of the contract value on the contract anniversary; or

2.    the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

      The rider will terminate before the benefit date without paying a benefit on the date:

      o     you take a full withdrawal; or

      o     annuitization begins; or

      o the contract terminates as a result of the death benefit being paid.

      The rider will terminate on the benefit date.

For an example, see Appendix E.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS  61

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER


The Guarantor Withdrawal Benefit for Life(SM) rider is an optional benefit that you may select for an additional annual charge if(1):


o     you purchase your contract on or after May 1, 2006;

o     the rider is available in your state; and

o you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life(SM) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(SM) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract --Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The Guarantor Withdrawal Benefit for Life(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout before the annuity payouts begin and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you may take the following partial withdrawal amounts each contract year:


o After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

o During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

o During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;


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If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life(SM) rider is appropriate for you because:


o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:


      (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

            (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or


            (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

      (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

      (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below) unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


      (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(SM) rider will terminate.


o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2


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      may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. For additional information, see Appendix G. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(SM) rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(SM) rider, you may not elect an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider.

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(SM) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.

      For an example see Appendix F.


KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ARE DESCRIBED BELOW:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.


GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.


The GBA is determined at the following times, calculated as described:

o     At contract issue -- the GBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

      (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


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GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.


The RBA is determined at the following times, calculated as described:

o     At contract issue -- the RBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal that payment's GBA to (the amount of the purchase payment).


o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

      (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

o     At contract issue -- the GBP is established as 7% of the GBA value.

o At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.


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o     When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the total RBP -- the GBP remains unchanged.

      (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

o At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

o When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

o When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

o When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.


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o     When you make a partial withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the RALP -- the ALP remains unchanged.

      (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

      (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

      (b)   At any other time -- the RALP is established equal to the ALP.

o At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o At the beginning of any other contract year -- the RALP is set equal to ALP.

o When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.


o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


o When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

o     The RMD is the life expectancy RMD for this contract alone, and

o The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix G for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

o     Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

o If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.



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o     If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o     The total RBP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o     The RALP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

      (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(SM) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o     The GBA, RBA, and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

o If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.



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The spousal continuation step up is subject to the following rules:

o If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

      (a)   receive the remaining schedule of GBPs until the RBA equals zero;
            or

      (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

      (a)   the remaining schedule of GBPs until the RBA equals zero; or

      (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o     We will no longer accept additional purchase payments;

o     You will no longer be charged for the rider;

o     Any attached death benefit riders will terminate; and

o The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.



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o     If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The Guarantor Withdrawal Benefit for Life(SM) rider cannot be terminated either by you or us except as follows:

1.    Annuity payouts under an annuity payout plan will terminate the rider.

2.    Termination of the contract for any reason will terminate the rider.



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70 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS
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GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if(1):

o you purchase your contract on or after May 1, 2006(2) in those states where the Guarantor Withdrawal Benefit for Life(SM) rider is not available(3);


o you and the annuitant are 79 or younger on the date the contract is issued.


(1) The Guarantor(SM) Withdrawal Benefit is not available under an inherited qualified annuity.

(2) The disclosures in this section also apply to contract owners who purchased this rider on or after April 29, 2005. In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix H for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.

(3) Ask your investment professional if this rider is available in your state.


You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider.

If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o     the guaranteed benefit amount will be adjusted as described below; and

o     the remaining benefit amount will be adjusted as described below.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits(see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:


o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor(SM) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;



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o     TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age
      59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;


o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

      b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

      c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


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REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" above). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 73

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

o If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

o If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o     Only one step up is allowed each contract year.

o If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


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74 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS
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The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o     The RBP will be reset as follows:

      (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP


If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.


IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o     you will be paid according to the annuity payout option described above;

o     we will no longer accept additional purchase payments;

o     you will no longer be charged for the rider;

o     any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 75

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o     Income Assurer Benefit(SM) - MAV;

o     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
      Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:


o you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider;


o if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;

o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o the 10-year waiting period may be restarted if you elect to change the model portfolio to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");

o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday; and

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit for Life(SM), the Guarantor(SM) Withdrawal Benefit and the Accumulation Protector Benefit(SM) riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


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76 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)   is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) -Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the waiting period;

o     the annuitant on the retirement date must be between 50 to 86 years old;
      and

o you can only take an annuity payment in one of the following annuity payout plans:

      Plan A -- Life Annuity - No Refund;

      Plan B -- Life Annuity with Ten or Twenty Years Certain;

      Plan D -- Joint and Last Survivor Life Annuity - No Refund;

             -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
                or

      Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 77

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

      Pt-1 (1 + i) =  P t
      ------------
         1.05

            Pt-1 = prior annuity payout

            Pt   = current annuity payout

            i    = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.    contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.    the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)   current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.    contract value less the market value adjusted excluded payments; or

2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.    the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


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78 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS
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INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.    contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.    the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and any purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of
(a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from
      (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.    the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 79

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.    the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.    the MAV (described above); or

4.    the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.    the MAV, less market value adjusted excluded payments (described above);
      or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

For an example of how benefits under each Income Assurer Benefit are calculated, see Appendix K.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o     the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


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80 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

For an example, see Appendix L.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the benefits payable under the Benefit Protector(SM) described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                  PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                        0%                                          0%
Three and Four                    10%                                       3.75%
Five or more                      20%                                        7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o     the applicable death benefit, plus

                 IF YOU AND THE ANNUITANT ARE UNDER                            IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...                   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One              Zero                                                          Zero
Two              40% x earnings at death (see above)                           15% x earnings at death
Three and Four   40% x (earnings at death + 25% of initial                     15% x (earnings at death + 25% of initial
                 purchase payment*)                                            purchase payment*)
Five or more     40% x (earnings at death + 50% of initial                     15% x (earnings at death + 50% of initial purchase
                 purchase payment*)                                            payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix M.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 81

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o     the annuity payout plan you select;

o     the annuitant's age and, in most cases, sex;

o     the annuity table in the contract; and

o     the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM) rider.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


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82 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

o     PLAN D

      - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

      - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").


o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor Withdrawal Benefit for Life(SM) Rider" or "Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 83

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period
-- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


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84 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS
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PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o     if it is allocable to an investment before Aug. 14, 1982; or


o if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

State withholding also may be imposed on taxable distributions.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 85

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o     the payout is a RMD as defined under the Code;

o     the payout is made on account of an eligible hardship; or

o     the payout is a corrective distribution.


In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o     because of your death;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o     to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



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86 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o     the reserve held in each subaccount for your contract; divided by

o     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o     add new subaccounts;

o     combine any two or more subaccounts;

o     transfer assets to and from the subaccounts or the variable account; and

o     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 87

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.0% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms.The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

      o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

      o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

      o     providing service to contract owners; and,

      o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including withdrawal charges; and

o fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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88 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER


RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.


We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 89

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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90 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                                                     PAGE #
Appendix A: Example -- Market Value Adjustment (MVA)                              p.  92
Appendix B: Example -- Income Assurer Benefit(SM) Rider Fee                       p.  94
Appendix C: Example -- Withdrawal Charges                                         p.  95
Appendix D: Example -- Death Benefits                                             p.  98
Appendix E: Example -- Accumulation Protector Benefit(SM) Rider                   p. 101
Appendix F: Example -- Guarantor Withdrawal Benefit for Life(SM) Rider            p. 103
Appendix G: Guarantor Withdrawal Benefit for Life(SM) Rider --
   Additional RMD Disclosure                                                      p. 105
Appendix H: Example -- Guarantor(SM) Withdrawal Benefit --
   Rider B Disclosure                                                             p. 107
Appendix I: Guarantor(SM) Withdrawal Benefit Rider --
   Additional RMD Disclosure                                                      p. 112
Appendix J: Example -- Guarantor(SM) Withdrawal Benefit Rider                     p. 113
Appendix K: Example -- Income Assurer Benefit(SM) Riders                          p. 115
Appendix L: Example -- Benefit Protector(SM) Death Benefit Rider                  p. 120
Appendix M: Example -- Benefit Protector(SM) Plus Death Benefit Rider             p. 122
Appendix N: Condensed Financial Information (Unaudited)                           p. 124

CROSS-REFERENCE                                                                   PAGE #
Guarantee Period Accounts (GPAs)                                                  p.  31
Charges -- Income Assurer Benefit(SM) Rider Fee                                   p.  40
Charges -- Withdrawal Charges                                                     p.  38
Benefits in Case of Death                                                         p.  56
Optional Benefits -- Accumulation Protector Benefit(SM) Rider                     p.  59
Optional Benefits -- Guarantor Withdrawal Benefit for Life(SM) Rider              p.  62
Optional Benefits -- Guarantor Withdrawal Benefit for Life(SM) Rider              p.  62
Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider                       p.  71
Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider                       p.  71
Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider                       p.  71
Optional Benefits -- Income Assurer Benefit(SM) Riders                            p.  76
Optional Benefits -- Benefit Protector(SM) Death Benefit Rider                    p.  80
Optional Benefits -- Benefit Protector(SM) Plus Death Benefit Rider               p.  81
Condensed Financial Information (Unaudited)                                       p.  14


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and J through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 91

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

  EARLY WITHDRAWAL AMOUNT x [(   1 + i  ) (TO THE POWER OF n/12) - 1] =  MVA
                             ------------
                             1 + j + .001

  Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

        j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

        n = number of months remaining in the current Guarantee Period
            (rounded up).


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92 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

    $1,000 x [(    1.030    ) (TO THE POWER OF 84/12) - 1] = -$39.84
              ---------------
              1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

    $1,000 x  [(     1.030   ) (TO THE POWER OF 84/12) - 1] = $27.61
               ---------------
               1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 93

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

o You purchase the contract with a payment of $50,000 on May 1, 2006 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

o on May 1, 2007 (the first contract anniversary) your total contract value is $55,545; and

o on May 1, 2008 (the second contract anniversary) your total contract value is $53,270.

WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

      Purchase Payments less adjusted partial withdrawals:                                             $50,000
      Contract value on the second anniversary:                                                        $53,270
      Maximum Anniversary Value:                                                                       $55,545
      --------------------------------------------------------------------------------------------------------
      INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                  $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

      Purchase Payments less adjusted partial withdrawals:                                             $50,000
      Contract value on the second anniversary:                                                        $53,270
      5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                $55,125
      --------------------------------------------------------------------------------------------------------
      INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                      $55,125

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

      Purchase Payments less adjusted partial withdrawals:                                             $50,000
      Contract value on the second anniversary:                                                        $53,270
      Maximum Anniversary Value:                                                                       $55,545
      5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                $55,125
      --------------------------------------------------------------------------------------------------------
      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE    $55,545

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(SM) - MAV FEE =                                            .30% x $55,545 = $166.64
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                   .60% x $55,125 = $330.75
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE = .65% x $55,545 = $361.04


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94 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.    First, in each contract year, we withdraw amounts totaling:

      o up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

      o up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life(SM) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

             PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 95

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase
                                                             ----
payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o     We receive a single $50,000 purchase payment on May 1, 2006; and

o     the contract anniversary date is May 1 each year; and

o you withdraw the contract for its total value on Nov. 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o     you have made no withdrawals prior to Nov. 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

------------------------------------------------------------------------------------------------------------------------
                                                                               CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                  Contract Value at time of full withdrawal:      $ 60,000.00          $ 40,000.00
                                        Contract Value on prior anniversary:        58,000.00            42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                                     Current Contract Value:        60,000.00            40,000.00
                                less purchase payment still in the contract:        50,000.00            50,000.00
                                                                                  -----------          -----------
                           Earnings in the contact (but not less than zero):        10,000.00                 0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                   Earnings in the contract:        10,000.00                 0.00
                              10% of the prior anniversary's Contract Value:         5,800.00             4,200.00
                                                                                  -----------          -----------
                                                                        TFA:        10,000.00             4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

        PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

          XSF = amount by which 10% of the prior anniversary's
                contract value exceeds earnings                                          0.00             4,200.00
          ACV = amount withdrawn in excess of earnings                              50,000.00            40,000.00
           CV = total contract value just prior to current withdrawal               60,000.00            40,000.00
          TFA = from Step 2                                                         10,000.00             4,200.00
        PPNPW = purchase payment not previously withdrawn                           50,000.00            50,000.00

STEP 4. We then calculate the withdrawal charge as:
                                                                        PPW:        50,000.00            50,000.00
                                                                   less XSF:            (0.00)           (4,200.00)
                                                                                  -----------          -----------
                               amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                   multiplied by the withdrawal charge rate:           x 7.0%               x 7.0%
                                                                                  -----------          -----------
                                                          withdrawal charge:         3,500.00             3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:
                                                   Contract Value withdrawn:        60,000.00            40,000.00
                                                          WITHDRAWAL CHARGE:        (3,500.00)           (3,206.00)
                            Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                  -----------          -----------

                                               NET FULL WITHDRAWAL PROCEEDS:      $ 56,460.00          $ 36,754.00


------------------------------------------------------------------------------

96 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE
SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase
                                                             ----
payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o     We receive a single $50,000 purchase payment on May 1, 2006; and

o     the contract anniversary date is May 1 each year; and

o you request a partial withdrawal of $15,000 on Nov. 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o     you have made no withdrawals prior to Nov. 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

------------------------------------------------------------------------------------------------------------------------
                                                                               CONTRACT WITH GAIN   CONTRACT WITH LOSS
                               Contract Value at time of partial withdrawal:      $ 60,000.00          $ 40,000.00
                                        Contract Value on prior anniversary:        58,000.00            42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                                     Current Contract Value:        60,000.00            40,000.00
                                less purchase payment still in the contract:        50,000.00            50,000.00
                                                                                  -----------          -----------
                           Earnings in the contact (but not less than zero):        10,000.00                 0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:
                                                   Earnings in the contract:        10,000.00                 0.00
                              10% of the prior anniversary's Contract Value:         5,800.00             4,200.00
                                                                                  -----------          -----------
                                                                        TFA:        10,000.00             4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

        PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

          XSF =     amount by which 10% of the prior anniversary's
                    contract value exceeds earnings                                      0.00             4,200.00
          ACV =     amount withdrawn in excess of earnings                           5,376.34            16,062.31
           CV =     total contract value just prior to current withdrawal           60,000.00            40,000.00
          TFA =     from Step 2                                                     10,000.00             4,200.00
        PPNPW =     purchase payment not previously withdrawn                       50,000.00            50,000.00

STEP 4. We then calculate the withdrawal charge as:
                                                                        PPW:         5,376.34            19,375.80
                                                                   less XSF:            (0.00)           (4,200.00)
                                                                                  -----------          -----------
                               amount of PPW subject to a withdrawal charge:         5,376.34            15,175.80
                                   multiplied by the withdrawal charge rate:           x 7.0%               x 7.0%
                                                                                  -----------          -----------
                                                          withdrawal charge:           376.34             1,062.31
STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                   Contract Value withdrawn:        15,376.34            16,062.31
                                                          WITHDRAWAL CHARGE:          (376.34)           (1,062.31)
                                                                                  -----------          -----------

                                               NET FULL WITHDRAWAL PROCEEDS:      $ 15,000.00          $ 15,000.00


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 97

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

o     You purchase the contract with a payment of $20,000 on July 1, 2006; and

o     on July 1, 2007 you make an additional purchase payment of $5,000; and

o on Oct. 1, 2007 the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and

o     on Oct. 1, 2008 the contract value grows to $23,000.

      WE CALCULATE THE ROP DEATH BENEFIT ON OCT. 1, 2008 AS FOLLOWS:

         Contract value at death:                                                           $23,000.00
                                                                                            ==========
         Purchase payments minus adjusted partial withdrawals:
            Total purchase payments:                                                        $25,000.00
            minus adjusted partial withdrawals calculated as:

            $1,500 x $25,000
            ---------------- =                                                               -1,704.54
                 $22,000                                                                    ----------

            for a death benefit of:                                                         $23,295.45
                                                                                            ==========
      THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                             $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

o     You purchase the contract with a payment of $25,000 on May 1, 2006; and

o on May 1, 2007 (the first contract anniversary) the contract value grows to $26,000; and

o on July 1, 2007 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

      WE CALCULATE THE MAV DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

      1. CONTRACT VALUE AT DEATH:                                                           $20,500.00
                                                                                            ==========
      2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:

            Total purchase payments:                                                        $25,000.00
            minus adjusted partial withdrawals, calculated as:

            $1,500 x $25,000
            ---------------- =                                                               -1,704.55
                 $22,000                                                                    ----------

            for a death benefit of:                                                         $23,295.45
                                                                                            ==========
      3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

            Greatest of your contract anniversary values:                                   $26,000.00
            plus purchase payments made since the prior anniversary:                             +0.00
            minus the death benefit adjusted partial withdrawals, calculated as:

            $1,500 x $26,000
            ---------------- =                                                               -1,772.73
                 $22,000                                                                    ----------

             for a death benefit of:                                                        $24,227.27
                                                                                            ==========

      THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE
      MAV:                                                                                               $24,227.27
                                                                                                         ----------


------------------------------------------------------------------------------

98 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

o on May 1, 2007 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2007, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

      THE DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:

      1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                             ==========
      2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:

         Total purchase payments:                                                            $25,000.00
         minus adjusted partial withdrawals, calculated as:

         $1,500 x $25,000
         ---------------- =                                                                   -1,543.21
             $24,300                                                                         ----------

         for a death benefit of:                                                             $23,456.79
                                                                                             ==========

      3. THE 5% VARIABLE ACCOUNT FLOOR:

         The variable account floor on May 1, 2007,
         calculated as: 1.05 x $20,000 =                                                     $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                        +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 x $21,000
         ---------------- =                                                                   -1,657.89
             $19,000                                                                         ----------

         variable account floor benefit:                                                     $19,342.11
         plus the GPA account value:                                                          +5,300.00
                                                                                             ----------
         5% variable account floor (value of the GPA or the one-year fixed account
         and the variable account floor):                                                    $24,642.11

THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                                  $24,642.11
                                                                                                         ----------


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 99

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

o on May 1, 2007 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2007, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

      THE DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATEST OF
      FOUR VALUES, IS CALCULATED AS FOLLOWS:

      1. CONTRACT VALUE AT DEATH:                                                                    $22,800.00
                                                                                                     ==========
      2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:

            Total purchase payments:                                                                 $25,000.00
            minus adjusted partial withdrawals, calculated as:

            $1,500 x $25,000
            ---------------- =                                                                        -1,543.21
               $24,300                                                                               ----------

         for a death benefit of:                                                                     $23,456.79
                                                                                                     ==========
      3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:

            The MAV on the immediately preceding anniversary:                                        $25,000.00
            plus purchase payments made since that anniversary:                                           +0.00
            minus adjusted partial withdrawals made since that
            anniversary, calculated as:

            $1,500 x $25,000
             ---------------- =                                                                       -1,543.21
               $24,300                                                                               ----------

            for a MAV Death Benefit of:                                                              $23,456.79
                                                                                                     ==========
     4. THE 5% VARIABLE ACCOUNT FLOOR:

            The variable account floor on May 1, 2006,
            calculated as: 1.05 x $20,000 =                                                          $21,000.00
            plus amounts allocated to the subaccounts since that anniversary:                             +0.00
            minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

            $1,500 x $21,000
            ---------------- =                                                                        -1,657.89
                $ 19,000                                                                             ----------

            variable account floor benefit:                                                          $19,342.11
            plus the GPA value:                                                                       +5,300.00
            5% variable account floor (value of the GPAs, the one-year fixed account
            and the variable account floor):                                                         $24,642.11
                                                                                                     ==========

      ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES,
      WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                                      $24,642.11
                                                                                                                    ----------


------------------------------------------------------------------------------

100 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX E: EXAMPLE - ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:


o You purchase a contract with a seven-year withdrawal schedule with a payment of $125,000; and


o     you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o     you do not change model portfolios.


Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                   HYPOTHETICAL   HYPOTHETICAL
CONTRACT                                          MCAV ADJUSTED      ASSUMED       ASSUMED
DURATION                 PURCHASE     PARTIAL        PARTIAL         NET RATE      CONTRACT
IN YEARS                 PAYMENTS   WITHDRAWALS    WITHDRAWAL       OF RETURN       VALUE            MCAV
At Issue                 $125,000   $     N/A     $     N/A             N/A       $ 125,000      $  125,000
1                               0           0             0            12.0%        140,000         125,000
2                               0           0             0            15.0%        161,000         128,800(2)
3                               0           0             0             3.0%        165,830         132,664(2)
4                               0           0             0            -8.0%        152,564         132,664
5                               0       2,000         2,046           -15.0%        127,679         130,618
6                               0           0             0            20.0%        153,215         130,618
7                               0           0             0            15.0%        176,197         140,958(2)
8                               0       5,000         4,444           -10.0%        153,577         136,513
9                               0           0             0           -20.0%        122,862         136,513
10(1)                           0           0             0           -12.0%        108,118         136,513

(1)   The APB benefit date.

(2) These values indicate where the automatic step up feature increased the MCAV.


IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 101

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:


o You purchase a contract with a seven-year withdrawal schedule with a payment of $125,000; and


o     you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

o     you do not change model portfolios.


Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

                   YEARS                                  MCAV      HYPOTHETICAL   HYPOTHETICAL
CONTRACT       REMAINING IN                             ADJUSTED       ASSUMED       ASSUMED
DURATION        THE WAITING   PURCHASE     PARTIAL       PARTIAL      NET RATE       CONTRACT
IN YEARS          PERIOD      PAYMENTS   WITHDRAWALS   WITHDRAWAL     OF RETURN       VALUE         MCAV
At Issue            10        $125,000     $   N/A       $  N/A          N/A         $125,000      $125,000
1                   10(2)            0           0            0         12.0%         140,000       140,000(3)
2                   10(2)            0           0            0         15.0%         161,000       161,000(3)
3                   10(2)            0           0            0          3.0%         165,830       165,830(3)
4                    9               0           0            0         -8.0%         152,564       165,830
5                    8               0       2,000        2,558        -15.0%         127,679       163,272
6                    7               0           0            0         20.0%         153,215       163,272
7                   10(2)            0           0            0         15.0%         176,197       176,197(3)
8                    9               0       5,000        5,556        -10.0%         153,577       170,642
9                    8               0           0            0        -20.0%         122,862       170,642
10                   7               0           0            0        -12.0%         108,118       170,642
11                   6               0           0            0          3.0%         111,362       170,642
12                   5               0           0            0          4.0%         115,817       170,642
13                   4               0       7,500       10,524          5.0%         114,107       160,117
14                   3               0           0            0          6.0%         120,954       160,117
15                   2               0           0            0         -5.0%         114,906       160,117
16                   1               0           0            0        -11.0%         102,266       160,117
17(1)                0               0           0            0         -3.0%          99,198       160,117

(1)   The APB benefit date.

(2)   The waiting period restarts when the elective step up is exercised.

(3) These values indicate when the elective step up feature increased the MCAV.


IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


------------------------------------------------------------------------------

102 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000.

o     You are the sole owner and also the annuitant. You are age 60.

o     You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                       HYPOTHETICAL            BASIC WITHDRAWAL BENEFIT           LIFETIME WITHDRAWAL BENEFIT
CONTRACT                                 ASSUMED      -----------------------------------------   ---------------------------
DURATION      PURCHASE     PARTIAL       CONTRACT
IN YEARS      PAYMENTS   WITHDRAWALS      VALUE         GBA           RBA         GBP       RBP          ALP        RALP
At Issue      $100,000    $   N/A        $100,000     $100,000     $100,000     $7,000    $7,000       $  N/A      $  N/A
0.5                  0      7,000          92,000      100,000       93,000      7,000         0          N/A         N/A
1                    0          0          91,000      100,000       93,000      7,000     7,000          N/A         N/A
1.5                  0      7,000          83,000      100,000       86,000      7,000         0          N/A         N/A
2                    0          0          81,000      100,000       86,000      7,000     7,000          N/A         N/A
5                    0          0          75,000      100,000       86,000      7,000     7,000        5,160(1)    5,160(1)
5.5                  0      5,160          70,000      100,000       80,840      7,000     1,840        5,160           0
6                    0          0          69,000      100,000       80,840      7,000     7,000        5,160       5,160
6.5                  0      7,000          62,000      100,000       73,840      7,000         0        3,720(2)        0
7                    0          0          70,000      100,000       73,840      7,000     7,000        4,200       4,200
7.5                  0     10,000          51,000       51,000(3)    51,000(3)   3,570         0        3,060(3)        0
8                    0          0          55,000       55,000       55,000      3,850     3,850        3,300       3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 103

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000.

o     You are the sole owner and also the annuitant. You are age 65.

o     You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                       HYPOTHETICAL            BASIC WITHDRAWAL BENEFIT           LIFETIME WITHDRAWAL BENEFIT
CONTRACT                                 ASSUMED      ------------------------------------------  ---------------------------
DURATION      PURCHASE     PARTIAL       CONTRACT
IN YEARS      PAYMENTS   WITHDRAWALS      VALUE         GBA          RBA          GBP      RBP           ALP        RALP
At Issue      $100,000     $   N/A       $100,000     $100,000     $100,000     $7,000    $7,000       $6,000      $6,000
1                    0           0        105,000      105,000      105,000      7,350     7,000(1)     6,300       6,000(1)
2                    0           0        110,000      110,000      110,000      7,700     7,000(1)     6,600       6,000(1)
3                    0           0        110,000      110,000      110,000      7,700     7,700(2)     6,600       6,600(2)
3.5                  0       6,600        110,000      110,000      103,400      7,700     1,100        6,600           0
4                    0           0        115,000      115,000      115,000      8,050     8,050        6,900       6,900
4.5                  0       8,050        116,000      115,000      106,950      8,050         0        6,900(3)        0
5                    0           0        120,000      120,000      120,000      8,400     8,400        7,200       7,200
5.5                  0      10,000        122,000      120,000(4)   110,000(4)   8,400         0        7,200(4)        0
6                    0           0        125,000      125,000      125,000      8,750     8,750        7,500       7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess.
      Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



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104 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER -- ADDITIONAL RMD DISCLOSURE


This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.


For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

      o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

      o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

      o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

      o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

      o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

      o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

      o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

      o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)   determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(SM) rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

            1.    an individual retirement annuity (Section 408(b));

            2.    a Roth individual retirement account (Section 408A);

            3.    a Simplified Employee Pension plan (Section 408(k));

            4.    a tax-sheltered annuity rollover (Section 403(b)).


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 105

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


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106 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if(1):

o     you purchased your contract prior to April 29, 2005(2);


o     the rider was available in your state; and

o you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor(SM) Withdrawal Benefit is not available under an inherited qualified annuity.

(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life(SM) and Guarantor(SM) Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.


You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o     the guaranteed benefit amount will be adjusted as described below; and

o     the remaining benefit amount will be adjusted as described below.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:


o USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;



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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 107

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;


o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

      b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

      c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


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108 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT


Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.


Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 109

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

o     The effective date of the elective step up is the contract anniversary.

o The RBA will be increased to an amount equal to the contract anniversary value.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o     Only one step up is allowed each contract year.

o If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


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110 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o     The RBP will be reset as follows:

      (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP


If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.


A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.


IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o     you will be paid according to the annuity payout option described above;

o     we will no longer accept additional purchase payments;

o     you will no longer be charged for the rider;

o     any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 111

APPENDIX I: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER --
ADDITIONAL RMD DISCLOSURE


This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor(SM) Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.


For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(SM) Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)   determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

      1.    an individual retirement annuity (Section 408(b));

      2.    a Roth individual retirement account (Section 408A);

      3.    a Simplified Employee Pension plan (Section 408(k));

      4.    a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


------------------------------------------------------------------------------

112 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX J: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H).

ASSUMPTION:

o     You purchase the contract with a payment of $100,000 on May 1, 2006.

      The Guaranteed Benefit Amount (GBA) equals your purchase payment:     $ 100,000
      The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
         0.07 x $100,000 =                                                  $   7,000
      The Remaining Benefit Amount (RBA) equals your purchase payment:      $ 100,000
      On May 1, 2007 the contract value grows to $110,000. You decide to step up your benefit.
      The RBA equals 100% of your contract value:                           $ 110,000
      The GBA equals 100% of your contract value:                           $ 110,000
      The GBP equals 7% of your stepped-up GBA:
         0.07 x $110,000 =                                                  $   7,700
      On Nov. 1, 2009 you decide to take a partial withdrawal of $7,700.
      You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
         $110,000 - $7,700 =                                                $ 102,300
      The GBA equals the GBA immediately prior to the partial withdrawal:   $ 110,000
      The GBP equals 7% of your GBA:
         0.07 x $110,000 =                                                  $   7,700
      On May 1, 2010 you make an additional purchase payment of $50,000.
      The new RBA for the contract is equal to your prior RBA plus 100%
      of the additional purchase payment:
         $102,300 + $50,000 =                                               $ 152,300
      The new GBA for the contract is equal to your prior GBA plus 100%
      of the additional purchase payment:
         $110,000 + $50,000 =                                               $ 160,000
      The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
         $7,700 + $3,500 =                                                  $  11,200
      On May 1, 2011 your contract value grows to $200,000. You decide to step up your benefit.
      The RBA equals 100% of your contract value:                           $ 200,000
      The GBA equals 100% of your contract value:                           $ 200,000
      The GBP equals 7% of your stepped-up GBA:
         0.07 x $200,000 =                                                  $  14,000


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 113

      On Nov. 1, 2012 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
      $14,000 so your RBA gets reset to the lesser of:
         (1) your contract value immediately following the partial withdrawal;
                $230,000 - $20,000 =                                             $ 210,000
         OR
         (2) your prior RBA less the amount of the partial withdrawal.
                $200,000 - $20,000 =                                             $ 180,000
      Reset RBA = lesser of (1) or (2) =                                         $ 180,000
      The GBA gets reset to the lesser of:
         (1) your prior GBA                                                      $ 200,000
         OR
         (2) your contract value immediately following the partial withdrawal;
                $230,000 - $20,000 =                                             $ 210,000
      Reset GBA = lesser of (1) or (2) =                                         $ 200,000
      The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                       $  14,000
      On Nov. 1, 2015 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
      GBP of $14,000 so your RBA gets reset to the lesser of:
         (1) your contract value immediately following the partial withdrawal;
                $175,000 - $25,000 =                                             $ 150,000
         OR
         (2) your prior RBA less the amount of the partial withdrawal.
                $180,000 - $25,000 =                                             $ 155,000
      Reset RBA = lesser of (1) or (2) =                                         $ 150,000
      The GBA gets reset to the lesser of:
         (1) your prior GBA;                                                     $ 200,000
         OR
         (2) your contract value immediately following the partial withdrawal;
                $175,000 - $25,000 =                                             $ 150,000
      Reset GBA = lesser of (1) or (2) =                                         $ 150,000
      The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $150,000 =                                                       $  10,500


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114 RIVERSOURCE  INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX K: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000 on June 1, 2006;
      and


o you invest all contract value in the subaccounts (protected investment options); and

o you make no additional purchase payments, partial withdrawals or changes in model portfolios; and

o     the annuitant is male and age 55 at contract issue; and

o     the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                      ASSUMED                 MAXIMUM             GUARANTEED
  CONTRACT                           CONTRACT   PURCHASE    ANNIVERSARY             INCOME
ANNIVERSARY                            VALUE    PAYMENTS   VALUE (MAV)(1)   BENEFIT BASE - MAV(2)
-------------------------------------------------------------------------------------------------
     1                               $108,000   $100,000     $108,000             $108,000
     2                                125,000       none      125,000              125,000
     3                                132,000       none      132,000              132,000
     4                                150,000       none      150,000              150,000
     5                                 85,000       none      150,000              150,000
     6                                121,000       none      150,000              150,000
     7                                139,000       none      150,000              150,000
     8                                153,000       none      153,000              153,000
     9                                140,000       none      153,000              153,000
    10                                174,000       none      174,000              174,000
    11                                141,000       none      174,000              174,000
    12                                148,000       none      174,000              174,000
    13                                208,000       none      208,000              208,000
    14                                198,000       none      208,000              208,000
    15                                203,000       none      208,000              208,000
-------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 115

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                                    IAB - MAV PROVISIONS
              ----------------------------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)         OLD TABLE(1)                         NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - MAV     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
     10         $  174,000        $    772.56           $    774.30          $ 174,000        $    772.56           $    774.30
     11            141,000             641.55                642.96            174,000             791.70                793.44
     12            148,000             691.16                692.64            174,000             812.58                814.32
     13            208,000             996.32                998.40            208,000             996.32                998.40
     14            198,000             974.16                976.14            208,000           1,023.36              1,025.44
     15            203,000           1,025.15              1,027.18            208,000           1,050.40              1,052.48
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                      IAB - MAV PROVISIONS
                --------------------------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)         OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY     ASSUMED           PLAN D - LAST        PLAN D - LAST       IAB - MAV        PLAN D - LAST         PLAN D - LAST
AT EXERCISE  CONTRACT VALUE   SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2) BENEFIT BASE   SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10         $  174,000          $  629.88             $  622.92         $ 174,000         $   629.88             $  622.92
    11            141,000             521.70                516.06           174,000             643.80                636.84
    12            148,000             559.44                553.52           174,000             657.72                650.76
    13            208,000             807.04                796.64           208,000             807.04                796.64
    14            198,000             786.06                778.14           208,000             825.76                817.44
    15            203,000             826.21                818.09           208,000             846.56                838.24
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


------------------------------------------------------------------------------

116 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                             GUARANTEED
                                                               INCOME
               ASSUMED                                      BENEFIT BASE -
 CONTRACT      CONTRACT      PURCHASE    5% ACCUMULATION   5% ACCUMULATION
ANNIVERSARY     VALUE        PAYMENTS    BENEFIT BASE(1)   BENEFIT BASE(2)
--------------------------------------------------------------------------
    1         $   108,000   $  100,000     $  105,000        $  108,000
    2             125,000         none        110,250           125,000
    3             132,000         none        115,763           132,000
    4             150,000         none        121,551           150,000
    5              85,000         none        127,628           127,628
    6             121,000         none        134,010           134,010
    7             139,000         none        140,710           140,710
    8             153,000         none        147,746           153,000
    9             140,000         none        155,133           155,133
   10             174,000         none        162,889           174,000
   11             141,000         none        171,034           171,034
   12             148,000         none        179,586           179,586
   13             208,000         none        188,565           208,000
   14             198,000         none        197,993           198,000
   15             203,000         none        207,893           207,893
--------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
      Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                               STANDARD PROVISIONS                                      IAB - 5% RF PROVISIONS
              ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)         OLD TABLE(1)
ANNIVERSARY      ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH    IAB - 5% RF     PLAN B - LIFE WITH   PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10          $  174,000         $  772.56             $  774.30          $ 174,000         $  772.56              $  774.30
    11             141,000            641.55                642.96            171,034            778.20                 779.91
    12             148,000            691.16                692.64            179,586            838.66                 840.46
    13             208,000            996.32                998.40            208,000            996.32                 998.40
    14             198,000            974.16                976.14            198,000            974.16                 976.14
    15             203,000          1,025.15              1,027.18            207,893          1,049.86               1,051.94
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


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RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 117

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                               STANDARD PROVISIONS                                      IAB - 5% RF PROVISIONS
             -----------------------------------------------------------------------------------------------------------------------
 CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY     ASSUMED           PLAN D - LAST        PLAN D - LAST      IAB - 5% RF        PLAN D - LAST        PLAN D - LAST
AT EXERCISE  CONTRACT VALUE   SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2) BENEFIT BASE   SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000          $  629.88            $  622.92           $ 174,000        $  629.88              $  622.92
    11            141,000             521.70               516.06             171,034           632.83                 625.98
    12            148,000             559.44               553.52             179,586           678.83                 671.65
    13            208,000             807.04               796.64             208,000           807.04                 796.64
    14            198,000             786.06               778.14             198,000           786.06                 778.14
    15            203,000             826.21               818.09             207,893           846.12                 837.81
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                               GUARANTEED
                                                                                INCOME
                                                                             BENEFIT BASE -
                                                                               GREATER OF
                ASSUMED                     MAXIMUM                             MAV OR 5%
 CONTRACT      CONTRACT      PURCHASE      ANNIVERSARY     5% ACCUMULATION    ACCUMULATION
ANNIVERSARY      VALUE       PAYMENTS        VALUE(1)      BENEFIT BASE(1)   BENEFIT BASE(2)
--------------------------------------------------------------------------------------------
    1         $   108,000   $  100,000     $  108,000        $  105,000         $ 108,000
    2             125,000         none        125,000           110,250           125,000
    3             132,000         none        132,000           115,763           132,000
    4             150,000         none        150,000           121,551           150,000
    5              85,000         none        150,000           127,628           150,000
    6             121,000         none        150,000           134,010           150,000
    7             139,000         none        150,000           140,710           150,000
    8             153,000         none        153,000           147,746           153,000
    9             140,000         none        153,000           155,133           155,133
   10             174,000         none        174,000           162,889           174,000
   11             141,000         none        174,000           171,034           174,000
   12             148,000         none        174,000           179,586           179,586
   13             208,000         none        208,000           188,565           208,000
   14             198,000         none        208,000           197,993           208,000
   15             203,000         none        208,000           207,893           208,000
--------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)   The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
      Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5%
      Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


------------------------------------------------------------------------------

118 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                               STANDARD PROVISIONS                                           IAB - MAX PROVISIONS
              ----------------------------------------------------------------------------------------------------------------------
  CONTRACT                        NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - MAX     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
     10         $  174,000        $    772.56           $    774.30        $   174,000        $    772.56           $    774.30
     11            141,000             641.55                642.96            174,000             791.70                793.44
     12            148,000             691.16                692.64            179,586             838.66                840.46
     13            208,000             996.32                998.40            208,000             996.32                998.40
     14            198,000             974.16                976.14            208,000           1,023.36              1,025.44
     15            203,000           1,025.15              1,027.18            208,000           1,050.40              1,052.48
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                               STANDARD PROVISIONS                                      IAB - MAX PROVISIONS
             -----------------------------------------------------------------------------------------------------------------------
 CONTRACT                        NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY     ASSUMED          PLAN D - LAST         PLAN D - LAST       IAB - MAX        PLAN D - LAST         PLAN D - LAST
AT EXERCISE  CONTRACT VALUE   SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2) BENEFIT BASE   SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------------------
    10          $  174,000         $  629.88             $  622.92        $    174,000       $  629.88             $ 622.92
    11             141,000            521.70                516.06             174,000          643.80               636.84
    12             148,000            559.44                553.52             179,586          678.83               671.65
    13             208,000            807.04                796.64             208,000          807.04               796.64
    14             198,000            786.06                778.14             208,000          825.76               817.44
    15             203,000            826.21                818.09             208,000          846.56               838.24
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 119

APPENDIX L: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2006 and you and the annuitant are under age 70; and

o You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

      On Nov. 1, 2006 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on Nov. 1, 2006 equals the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

      On May 1, 2007 the contract value grows to $110,000. The death benefit on May 1, 2007 equals:

         MAV Death Benefit (contract value):                                                            $ 110,000
         plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
         0.40 x ($110,000 - $100,000) =                                                                    +4,000
                                                                                                        ---------
      Total death benefit of:                                                                           $ 114,000

      On May 1, 2008 the contract value falls to $105,000. The death benefit on May 1, 2008 equals:

         MAV Death Benefit (MAV):                                                                       $ 110,000
         plus the Benefit Protector(SM) benefit (40% of earnings at death):
         0.40 x ($110,000 - $100,000) =                                                                    +4,000
                                                                                                        ---------
      Total death benefit of:                                                                           $ 114,000

      On June 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2008 equals:

         MAV Death Benefit (MAV adjusted for partial withdrawals):                                      $  57,619
         plus the Benefit Protector(SM) benefit (40% of earnings at death):
         0.40 x ($57,619 - $55,000) =                                                                      +1,048
                                                                                                        ---------
      Total death benefit of:                                                                           $  58,667

      On May 1, 2009 the contract value falls to $40,000. The death benefit on May 1, 2009 equals the death benefit on June 1, 2008. The reduction in contract value has no effect.

      On May 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on May 1, 2015 equals:

         MAV Death Benefit (contract value):                                                            $ 200,000
         plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)                                             +55,000
                                                                                                        ---------
      Total death benefit of:                                                                           $ 255,000


------------------------------------------------------------------------------

120 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

On Nov. 1, 2015 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on Nov. 1, 2015 equals:

   MAV Death Benefit (contract value):                                                            $ 250,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)                                             +55,000
                                                                                                  ---------
Total death benefit of:                                                                           $ 305,000

On Nov. 1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes. The death benefit on Nov. 1, 2016 equals:

   MAV Death Benefit (contract value):                                                            $ 250,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)
   0.40 x ($250,000 - $105,000) =                                                                   +58,000
                                                                                                  ---------
Total death benefit on Nov. 1, 2016 of:                                                           $ 308,000


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 121

APPENDIX M: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2006 and you and the annuitant are under age 70; and

o You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

      On Nov. 1, 2006 the contract value grows to $105,000. The death benefit on Nov. 1, 2006 equals the MAV Death Benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

      On May 1, 2007 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on May 1, 2007 equals:

         MAV Death Benefit (contract value):                        $ 110,000
         plus the Benefit Protector(SM) Plus benefit which
         equals 40% of earnings at death
         (MAV rider minus payments not previously withdrawn):
         0.40 x ($110,000 - $100,000) =                                +4,000
                                                                    ---------
      Total death benefit of:                                       $ 114,000

      On May 1, 2008 the contract value falls to $105,000. The
      death benefit on May 1, 2008 equals:
         MAV Death Benefit (MAV):                                   $ 110,000
         plus the Benefit Protector(SM) Plus benefit which equals
         40% of earnings at death:
         0.40 x ($110,000 - $100,000) =                                +4,000
         plus 10% of purchase payments made within 60 days of
         contract issue
         and not previously withdrawn: 0.10 x $100,000 =              +10,000
                                                                    ---------
      Total death benefit of:                                       $ 124,000

      On June 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2008 equals:

         MAV Death Benefit (MAV adjusted for partial withdrawals): $ 57,619 plus the Benefit Protector(SM) Plus benefit which equals
         40% of earnings at death:
         0.40 x ($57,619 - $55,000) =                                  +1,048
         plus 10% of purchase payments made within 60 days of
         contract
         issue and not previously withdrawn: 0.10 x $55,000 =          +5,500
                                                                    ---------
      Total death benefit of:                                       $  64,167

      On May 1, 2009 the contract value falls to $40,000. The death benefit on May 1, 2009 equals the death benefit calculated on June 1, 2008. The reduction in contract value has no effect.


------------------------------------------------------------------------------

122 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

      On May 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on May 1, 2015 equals:

         MAV Death Benefit (contract value):                        $ 200,000
         plus the Benefit Protector(SM) Plus benefit which equals
         40% of earnings at death, up to a maximum of 100%
         of purchase payments not previously withdrawn
         that are one or more years old                               +55,000
         plus 20% of purchase payments made within 60 days of
         contract issue and not previously withdrawn:
         0.20 x $55,000 =                                             +11,000
                                                                    ---------
      Total death benefit of:                                       $ 266,000

      On Nov. 1, 2015 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on Nov. 1, 2015 equals:

         MAV Death Benefit (contract value):                        $ 250,000
         plus the Benefit Protector(SM) Plus benefit which equals
         40% of earnings at death, up to a maximum of
         100% of purchase payments not previously withdrawn
         that are one or more years old                               +55,000
         plus 20% of purchase payments made within 60 days of
         contract issue and not previously withdrawn:
         0.20 x $55,000 =                                             +11,000
                                                                    ---------
      Total death benefit of:                                       $ 316,000

      On Nov. 1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on Nov. 1, 2016 equals:

         MAV Death Benefit (contract value):                        $ 250,000
         plus the Benefit Protector(SM) Plus benefit which equals
         40% of earnings at death
         (MAV rider minus payments not previously withdrawn):
         0.40 x ($250,000 - $105,000) =                               +58,000
         plus 20% of purchase payments made within 60 days of
         contract issue and not previously withdrawn:
         0.20 x $55,000 =                                             +11,000
                                                                    ---------
      Total death benefit on Nov. 1, 2016 of:                       $ 319,000


------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 123

APPENDIX N: CONDENSED FINANCIAL INFORMATION
(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2006.

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                            3
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                        2,227
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  0.97
Number of accumulation units outstanding at end of period (000 omitted)                                                        4,219
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                        1,524
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                            5
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

124 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  0.98
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  0.98
Number of accumulation units outstanding at end of period (000 omitted)                                                          950
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                           --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                        9,751
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                                                            5
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                          859
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                        1,866
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                          434
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                            6
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                            1
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                            2
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                        2,313
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $  1.00
Accumulation unit value at end of period                                                                                     $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                        3,787
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 125

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                            2006
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                           1
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                       3,150
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                           5
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                           2
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                          12
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                           1
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                          20
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                       3,108
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                       1,670
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

126 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                            2006
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                          67

*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at
      Dec. 31, 2006 were 3.45% and 3.51%, respectively.
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                       8,562
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                       5,812
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                       1,590
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                       6,089
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                         761
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                       2,214
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 0.96
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                           2
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 127

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                            2006
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                         239
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND* (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                         278

*     STI Classic Variable Trust International Equity Fund liquidated on April 30, 2007.
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND* (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                          --

*     STI Classic Variable Trust Investment Grade Bond Fund liquidated on April 30, 2007.
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST LARGE CAP RELATIVE VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                         708
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST LARGE CAP VALUE EQUITY FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                          --
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                         369
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                       5,339
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                          46
-----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                       2,127
-----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (5/1/2006)
Accumulation unit value at beginning of period                                                                               $ 1.00
Accumulation unit value at end of period                                                                                     $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                         306
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

128 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                       2006       2005      2004
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.11   $   1.07   $  1.00
Accumulation unit value at end of period                                                              $   1.23   $   1.11   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                  4,263      5,023     3,225
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.18   $   1.10   $  1.00
Accumulation unit value at end of period                                                              $   1.35   $   1.18   $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                     19         19        12
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.13   $   1.07   $  1.00
Accumulation unit value at end of period                                                              $   1.23   $   1.13   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                  1,204      1,379       900
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.08   $   1.07   $  1.00
Accumulation unit value at end of period                                                              $   1.19   $   1.08   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                     --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.11   $   1.08   $  1.00
Accumulation unit value at end of period                                                              $   1.27   $   1.11   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                    170        126        90
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.36   $   1.19   $  1.00
Accumulation unit value at end of period                                                              $   1.81   $   1.36   $  1.19
Number of accumulation units outstanding at end of period (000 omitted)                                 13,071      8,418     3,162
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.05   $   1.05   $  1.00
Accumulation unit value at end of period                                                              $   1.04   $   1.05   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                 24,580     21,086     7,249
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.24   $   1.12   $  1.00
Accumulation unit value at end of period                                                              $   1.52   $   1.24   $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                     --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.06   $   1.06   $  1.00
Accumulation unit value at end of period                                                              $   1.01   $   1.06   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                 19,124      6,266     2,495
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.12   $   1.09   $  1.00
Accumulation unit value at end of period                                                              $   1.30   $   1.12   $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                     29         15        26
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                                        $   1.00         --        --
Accumulation unit value at end of period                                                              $   1.06         --        --
Number of accumulation units outstanding at end of period (000 omitted)                                  8,585         --        --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.21   $   1.17   $  1.00
Accumulation unit value at end of period                                                              $   1.41   $   1.21   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                                     --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.21   $   1.13   $  1.00
Accumulation unit value at end of period                                                              $   1.27   $   1.21   $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                                     --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.04   $   1.03   $  1.00
Accumulation unit value at end of period                                                              $   1.07   $   1.04   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                  6,310      2,901     1,117
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 129

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                       2006       2005      2004
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.05   $   1.02   $  1.00
Accumulation unit value at end of period                                                              $   1.19   $   1.05   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     67         71        72
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.25   $   1.14   $  1.00
Accumulation unit value at end of period                                                              $   1.50   $   1.25   $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                                     24         26         7
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.27   $   1.11   $  1.00
Accumulation unit value at end of period                                                              $   1.38   $   1.27   $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                                 45,962     19,309     6,485
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.06   $   1.03   $  1.00
Accumulation unit value at end of period                                                              $   1.11   $   1.06   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                     15         --        --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.03   $   1.03   $  1.00
Accumulation unit value at end of period                                                              $   1.05   $   1.03   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                 10,450      8,474     3,024
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.40   $   1.21   $  1.00
Accumulation unit value at end of period                                                              $   1.55   $   1.40   $  1.21
Number of accumulation units outstanding at end of period (000 omitted)                                  6,670      2,154       194
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.28   $   1.10   $  1.00
Accumulation unit value at end of period                                                              $   1.48   $   1.28   $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                  5,282      5,025     3,210
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.12   $   1.12   $  1.00
Accumulation unit value at end of period                                                              $   1.30   $   1.12   $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                  1,382      1,066       516
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.11   $   1.09   $  1.00
Accumulation unit value at end of period                                                              $   1.27   $   1.11   $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                     68         53        34
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.11   $   1.08   $  1.00
Accumulation unit value at end of period                                                              $   1.18   $   1.11   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                     98        115       111
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.18   $   1.09   $  1.00
Accumulation unit value at end of period                                                              $   1.37   $   1.18   $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                  6,611        374       369
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.10   $   1.16   $  1.00
Accumulation unit value at end of period                                                              $   1.22   $   1.10   $  1.16
Number of accumulation units outstanding at end of period (000 omitted)                                 18,800      7,744     2,656
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.20   $   1.12   $  1.00
Accumulation unit value at end of period                                                              $   1.43   $   1.20   $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                    112         57        25
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $   1.32   $   1.19   $  1.00
Accumulation unit value at end of period                                                              $   1.51   $   1.32   $  1.19
Number of accumulation units outstanding at end of period (000 omitted)                                 14,517      6,833     2,746
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

130 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                      2006       2005       2004
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.10    $  1.07    $  1.00
Accumulation unit value at end of period                                                              $  1.15    $  1.10    $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                    14         34         22
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.07    $  1.04    $  1.00
Accumulation unit value at end of period                                                              $  1.19    $  1.07    $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                    10         11         12
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.09    $  1.09    $  1.00
Accumulation unit value at end of period                                                              $  1.20    $  1.09    $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                   106         69         53
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.42    $  1.24    $  1.00
Accumulation unit value at end of period                                                              $  1.82    $  1.42    $  1.24
Number of accumulation units outstanding at end of period (000 omitted)                                    32          1          1
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.09    $  1.06    $  1.00
Accumulation unit value at end of period                                                              $  1.15    $  1.09    $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                                10,182      8,509      3,218
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.29    $  1.15    $  1.00
Accumulation unit value at end of period                                                              $  1.48    $  1.29    $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                                   209        177         72
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.25    $  1.16    $  1.00
Accumulation unit value at end of period                                                              $  1.41    $  1.25    $  1.16
Number of accumulation units outstanding at end of period (000 omitted)                                    75         59         31
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.07    $  1.07    $  1.00
Accumulation unit value at end of period                                                              $  1.13    $  1.07    $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                20,731     11,203      4,674
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.14    $  1.03    $  1.00
Accumulation unit value at end of period                                                              $  1.15    $  1.14    $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                   142        109         57
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.26    $  1.14    $  1.00
Accumulation unit value at end of period                                                              $  1.57    $  1.26    $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                                    --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.24    $  1.18    $  1.00
Accumulation unit value at end of period                                                              $  1.43    $  1.24    $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                                 4,666         76         17
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.25    $  1.14    $  1.00
Accumulation unit value at end of period                                                              $  1.29    $  1.25    $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                                     8         --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.00    $  0.99    $  1.00
Accumulation unit value at end of period                                                              $  1.03    $  1.00    $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                                 1,771        839        136

*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 2.61%
      and 2.64%, respectively.
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.03    $  1.03    $  1.00
Accumulation unit value at end of period                                                              $  1.06    $  1.03    $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                27,709        237        220
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 131

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                      2006       2005       2004
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.29    $  1.15    $  1.00
Accumulation unit value at end of period                                                              $  1.51    $  1.29    $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                                25,297      8,506         34
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.53    $  1.17    $  1.00
Accumulation unit value at end of period                                                              $  2.01    $  1.53    $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                                 7,742      4,979      2,159
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                        $  1.00         --         --
Accumulation unit value at end of period                                                              $  1.02         --         --
Number of accumulation units outstanding at end of period (000 omitted)                                19,914         --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.14    $  1.07    $  1.00
Accumulation unit value at end of period                                                              $  1.24    $  1.14    $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                    38         38         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.10    $  1.08    $  1.00
Accumulation unit value at end of period                                                              $  1.20    $  1.10    $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                 5,751      3,150        830
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/1/2004)
Accumulation unit value at beginning of period                                                        $  1.11    $  1.09    $  1.00
Accumulation unit value at end of period                                                              $  1.18    $  1.11    $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                 6,780          8          8
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.27    $  1.14    $  1.00
Accumulation unit value at end of period                                                              $  1.55    $  1.27    $  1.14
Number of accumulation units outstanding at end of period (000 omitted)                                     2          1         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.09    $  1.05    $  1.00
Accumulation unit value at end of period                                                              $  1.24    $  1.09    $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                11,734     14,054      9,019
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.13    $  1.10    $  1.00
Accumulation unit value at end of period                                                              $  1.32    $  1.13    $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                    23         24         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.15    $  1.07    $  1.00
Accumulation unit value at end of period                                                              $  1.13    $  1.15    $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                 1,023      1,088        697
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.11    $  1.08    $  1.00
Accumulation unit value at end of period                                                              $  1.25    $  1.11    $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                                   142        132         48
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.08    $  1.10    $  1.00
Accumulation unit value at end of period                                                              $  1.23    $  1.08    $  1.10
Number of accumulation units outstanding at end of period (000 omitted)                                    --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  0.99    $  1.00    $  1.00
Accumulation unit value at end of period                                                              $  1.01    $  0.99    $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                 3,802      1,781        218
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.19    $  1.15    $  1.00
Accumulation unit value at end of period                                                              $  1.41    $  1.19    $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                                11,121     10,647      4,456
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

132 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                      2006       2005       2004
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.02    $  1.05    $  1.00
Accumulation unit value at end of period                                                              $  1.11    $  1.02    $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                                     9          9          2
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND* (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.29    $  1.16    $  1.00
Accumulation unit value at end of period                                                              $  1.57    $  1.29    $  1.16
Number of accumulation units outstanding at end of period (000 omitted)                                     2         --         --

*     STI Classic Variable Trust International Equity Fund liquidated on April 30, 2007.
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND* (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.04    $  1.03    $  1.00
Accumulation unit value at end of period                                                              $  1.06    $  1.04    $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                    --         --         --

*     STI Classic Variable Trust Investment Grade Bond Fund liquidated on April 30, 2007.
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST LARGE CAP RELATIVE VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.19    $  1.11    $  1.00
Accumulation unit value at end of period                                                              $  1.35    $  1.19    $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                                     4         --         --
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST LARGE CAP VALUE EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.13    $  1.11    $  1.00
Accumulation unit value at end of period                                                              $  1.36    $  1.13    $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                                    --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.30    $  1.16    $  1.00
Accumulation unit value at end of period                                                              $  1.41    $  1.30    $  1.16
Number of accumulation units outstanding at end of period (000 omitted)                                    --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.30    $  1.18    $  1.00
Accumulation unit value at end of period                                                              $  1.48    $  1.30    $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                                     6          4          2
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.15    $  1.13    $  1.00
Accumulation unit value at end of period                                                              $  1.31    $  1.15    $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                                41,096     23,606      8,260
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.57    $  1.37    $  1.00
Accumulation unit value at end of period                                                              $  2.12    $  1.57    $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                                   573        619        292
-----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.43    $  1.20    $  1.00
Accumulation unit value at end of period                                                              $  1.93    $  1.43    $  1.20
Number of accumulation units outstanding at end of period (000 omitted)                                 6,793      3,916      1,854
-----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                                                        $  1.26    $  1.15    $  1.00
Accumulation unit value at end of period                                                              $  1.33    $  1.26    $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                                 6,970      5,234      2,030
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS 133

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts ............................................ p. 3
Rating Agencies ........................................................ p. 4

Revenues Received During Calendar Year 2006 ............................ p. 4

Principal Underwriter .................................................. p. 5
Independent Registered Public Accounting Firm .......................... p. 5
Condensed Financial Information (Unaudited) ............................ p. 6
Financial Statements



------------------------------------------------------------------------------

134 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY - PROSPECTUS

RIVERSOURCE [LOGO](SM)
       ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member NASD.
         Insurance and annuity products are issued by RiverSource Life
                              Insurance Company.


              (C)2007 Ameriprise Financial, Inc. All rights reserved.


45312 G (5/07)

PROSPECTUS

MAY 1, 2007
RIVERSOURCE(R)

INNOVATIONS CLASSIC VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW RIVERSOURCE(R) INNOVATIONS CLASSIC VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

o    AIM Variable Insurance Funds, Series II Shares

o    AllianceBernstein Variable Products Series Fund, Inc. (Class B)

o    Fidelity(R) Variable Insurance Products Service Class 2

o    Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
     Class 2

o    MFS(R) Variable Insurance Trust(SM) - Service Class

o    Oppenheimer Variable Account Funds - Service Shares

o    Putnam Variable Trust - Class IB Shares

o    RiverSource(R) Variable Portfolio Funds

o    STI Classic Variable Trust

Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.


1 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS                                                                    3
THE CONTRACT IN BRIEF                                                        4
EXPENSE SUMMARY                                                              6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                 11
FINANCIAL STATEMENTS                                                        11
THE VARIABLE ACCOUNT AND THE FUNDS                                          11
THE ONE-YEAR FIXED ACCOUNT                                                  23
BUYING YOUR CONTRACT                                                        23
CHARGES                                                                     27
VALUING YOUR INVESTMENT                                                     32
MAKING THE MOST OF YOUR CONTRACT                                            34
WITHDRAWALS                                                                 40
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                        41
CHANGING OWNERSHIP                                                          41
BENEFITS IN CASE OF DEATH                                                   42
OPTIONAL BENEFITS                                                           46
THE ANNUITY PAYOUT PERIOD                                                   59
TAXES                                                                       61
VOTING RIGHTS                                                               64
SUBSTITUTION OF INVESTMENTS                                                 64
ABOUT THE SERVICE PROVIDERS                                                 65
ADDITIONAL INFORMATION                                                      66
APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL            67
APPENDIX B: CONDENSED FINANCIAL INFORMATION (UNAUDITED)                     69
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                77

CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.



2 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Withdrawals and transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o    Roth IRAs under Section 408A of the Code

o    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


3 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -Qualified Annuities
- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 11)

o the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 20 and p. 23)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 23)



4 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. See your contract and/or ask your investment professional for the actual terms of the contract you purchased.

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (p. 35)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 40)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 46)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 45)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 59)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 61)



5 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                               SEVEN-YEAR SCHEDULE

                    YEARS FROM PURCHASE   WITHDRAWAL CHARGE
                      PAYMENT RECEIPT         PERCENTAGE
                         1                        8%
                         2                        8
                         3                        7
                         4                        7
                         5                        6
                         6                        5
                         7                        3
                         Thereafter               0

                               FIVE-YEAR SCHEDULE

                    YEARS FROM PURCHASE   WITHDRAWAL CHARGE
                      PAYMENT RECEIPT         PERCENTAGE
                         1                        8%
                         2                        7
                         3                        6
                         4                        4
                         5                        2
                         Thereafter               0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans".)

                               ASSUMED
                              INVESTMENT
                                 RATE
SEVEN-YEAR SCHEDULE          3.50%  5.00%
Qualified discount rate      4.86%  6.36%
Nonqualified discount rate   5.11   6.61

                               ASSUMED
                              INVESTMENT
                                 RATE
FIVE-YEAR SCHEDULE           3.50%  5.00%
Qualified discount rate      5.16%  6.66%
Nonqualified discount rate   5.41   6.91


6 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                          MORTALITY AND      VARIABLE ACCOUNT       TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE   EXPENSE RISK FEE   ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP death benefit                             0.85%                0.15%                1.00%
MAV death benefit(1),(2)                      1.05                 0.15                 1.20
EDB(1)                                        1.15                 0.15                 1.30

NONQUALIFIED ANNUITIES
ROP death benefit                             1.10                 0.15                 1.25
MAV death benefit(1),(2)                      1.30                 0.15                 1.45
EDB(1)                                        1.40                 0.15                 1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                             1.15                 0.15                 1.30
MAV death benefit(1),(2)                      1.35                 0.15                 1.50
EDB(1)                                        1.45                 0.15                 1.60

NONQUALIFIED ANNUITIES
ROP Payment death benefit                     1.40                 0.15                 1.55
MAV death benefit(1),(2)                      1.60                 0.15                 1.75
EDB(1)                                        1.70                 0.15                 1.85

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                           $  40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GMIB - MAV                                                                       0.55%(1),(2)

GMIB - 6% RISING FLOOR                                                           0.75%(1),(2)
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PCR FEE                                                                          0.15%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR FEE                                                            0.25%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS FEE                                                       0.40%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

(1)  This fee applies only if you elect this optional feature.

(2) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV - 0.30% and GMIB - 6% Rising Floor
     - 0.45%.



7 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                  MINIMUM   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements    0.51%     1.46%

(a)  Each fund deducts management fees and other expenses from fund assets.
     Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted
     12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
     Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                 GROSS TOTAL
                                                                 MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                    FEES       FEES   EXPENSES     EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                         0.72%     0.25%    0.30%**   1.27%(1),(2)
AIM V.I. Capital Development Fund, Series II Shares                 0.75      0.25     0.35**    1.35(1),(2)
AIM V.I. Core Equity Fund, Series II Shares                         0.61      0.25     0.30**    1.16(1)
AllianceBernstein VPS Balanced Shares Portfolio (Class B)           0.55      0.25     0.18      0.98
AllianceBernstein VPS Global Technology Portfolio (Class B)         0.75      0.25     0.18      1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)         0.55      0.25     0.06      0.86
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)          0.75      0.25     0.08      1.08
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2             0.57      0.25     0.09      0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                    0.57      0.25     0.12      0.94
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                   0.57      0.25     0.11      0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                  0.72      0.25     0.16      1.13
FTVIPT Franklin Global Real Estate Securities Fund - Class 2        0.47      0.25     0.03      0.75(3)
(previously FTVIPT Franklin Real Estate Fund - Class 2)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2           0.51      0.25     0.20**    0.96(4)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2      0.48      0.25     0.30**    1.03(4)
FTVIPT Mutual Shares Securities Fund - Class 2                      0.60      0.25     0.21      1.06
FTVIPT Templeton Foreign Securities Fund - Class 2                  0.63      0.25     0.18**    1.06(4)
MFS(R) Investors Growth Stock Series - Service Class                0.75      0.25     0.12      1.12
MFS(R) New Discovery Series - Service Class                         0.90      0.25     0.13      1.28
MFS(R) Total Return Series - Service Class                          0.75      0.25     0.10      1.10(5)
MFS(R) Utilities Series - Service Class                             0.75      0.25     0.11      1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares            0.64      0.25     0.03**    0.92(6)
Oppenheimer Global Securities Fund/VA, Service Shares               0.62      0.25     0.04**    0.91(6)
Oppenheimer High Income Fund/VA, Service Shares                     0.72      0.25     0.03**    1.00(6)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares           0.72      0.25     0.03**    1.00(6)
Oppenheimer Strategic Bond Fund/VA, Service Shares                  0.62      0.25     0.02**    0.89(6)
Putnam VT Growth and Income Fund - Class IB Shares                  0.49      0.25     0.06**    0.80
Putnam VT International Equity Fund - Class IB Shares               0.74      0.25     0.19**    1.18
Putnam VT Research Fund - Class IB Shares                           0.65      0.25     0.16**    1.06



8 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                            GROSS TOTAL
                                                                          MANAGEMENT   12b-1     OTHER        ANNUAL
                                                                             FEES       FEES   EXPENSES      EXPENSES
Putnam VT Vista Fund - Class IB Shares                                       0.65%     0.25%    0.15%**   1.05%
RiverSource(R) Variable Portfolio - Cash Management Fund                     0.33      0.13     0.14      0.60(7)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                    0.46      0.13     0.15**    0.74(7)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund           0.64      0.13     0.14**    0.91(7),(8)
RiverSource(R) Variable Portfolio - Growth Fund                              0.71      0.13     0.17**    1.01(7),(8)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                    0.57      0.13     0.13**    0.83(7),(8)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                       0.22      0.13     0.16**    0.51(7),(9)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund      0.48      0.13     0.16**    0.77(7)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                     1.00      0.13     0.19**    1.32(7),(8),(9)
STI Classic Variable Trust Capital Appreciation Fund                         0.97        --     0.31      1.28(10)
STI Classic Variable Trust Large Cap Relative Value Fund                     0.85        --     0.38      1.23(10)
STI Classic Variable Trust Large Cap Value Equity Fund                       0.80        --     0.32      1.12(10)
STI Classic Variable Trust Mid-Cap Equity Fund                               1.00        --     0.46      1.46(10)
STI Classic Variable Trust Small Cap Value Equity Fund                       1.15        --     0.29      1.44(10)

* The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)  Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
     Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund, Series
     II Shares.

(3) The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended Dec. 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

(4) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission
     (SEC). After fee reductions net expenses would be 0.93% for FTVIPT
     Franklin Small Cap Value Securities Fund - Class 2, 1.02% for FTVIPT
     Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.03% for
     FTVIPT Templeton Foreign Securities Fund - Class 2.

(5)  The Fund's management fee as set forth in its Investment Advisory
     Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
     Board of Trustees.

(6) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
     Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(7) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(8) Management fees includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable
     Portfolio - Diversified Equity Income Fund, 0.11% for RiverSource(R)
     Variable Portfolio - Growth Fund, 0.01% for RiverSource(R) Variable
     Portfolio - Large Cap Equity Fund and 0.05% for RiverSource(R) Variable
     Portfolio - Small Cap Value Fund.

(9) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 0.495% for RiverSource(R) Variable Portfolio - S&P 500 Index
     Fund and 1.20% for RiverSource(R) Variable Portfolio - Small Cap Value
     Fund.

(10) STI fee waivers are contractual through Aug. 1, 2008. After fee waivers and expense reimbursements net expenses would be 1.12% for STI Classic
     Variable Trust Capital Appreciation Fund, 1.00% for STI Classic Variable
     Trust Large Cap Relative Value Fund, 0.95% for STI Classic Variable Trust
     Large Cap Value Equity Fund, 1.15% for STI Classic Variable Trust Mid-Cap
     Equity Fund and 1.20% for STI Classic Variable Trust Small Cap Value
     Equity Fund.



9 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the optional MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS     5 YEARS     10 YEARS   1 YEAR     3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule   $1,217.69   $1,963.41   $2,723.10   $4,335.03   $417.69   $1,263.41   $2,123.10   $4,335.03
Five-year withdrawal charge schedule     1,248.44    1,952.26    2,465.43    4,589.87    448.44    1,352.26    2,265.43    4,589.87
QUALIFIED ANNUITY                          1 YEAR     3 YEARS     5 YEARS    10 YEARS    1 YEAR     3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $1,192.06   $1,888.93   $2,603.09   $4,116.64   $392.06   $1,188.93   $2,003.09   $4,116.64
Five-year withdrawal charge schedule     1,222.81    1,878.25    2,346.95    4,378.05    422.81    1,278.25    2,146.95    4,378.05


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS     5 YEARS     10 YEARS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
Seven-year withdrawal charge schedule   $  981.94   $1,263.36   $1,569.43   $2,103.14   $181.94   $563.36   $  969.43   $2,103.14
Five-year withdrawal charge schedule     1,012.69    1,256.57    1,326.33    2,424.03    212.69    656.57    1,126.33    2,424.03
QUALIFIED ANNUITY                          1 YEAR     3 YEARS     5 YEARS    10 YEARS    1 YEAR   3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $  956.31   $1,185.24   $1,437.16   $1,828.42   $156.31   $485.24   $  837.16   $1,828.42
Five-year withdrawal charge schedule       987.06    1,178.93    1,195.71    2,157.28    187.06    578.93      995.71    2,157.28

(1) In these examples, the $40 contract administrative charge is approximated as a .015% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.



10 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix B.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

     o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

     o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

     o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

     o PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the STI Classic Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive



11 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS compensation from our affiliates in connection with purchase payments and contract value you allocated to the RiverSource Variable Portfolio Funds that exceeds the range disclosed below for the funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

     o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

     o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

     o    REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
          INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

          Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

          The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.



12 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

     o Compensating, training and educating investment professionals who sell the contracts.

     o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

     o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

     o Providing sub-transfer agency and shareholder servicing to contract owners.

     o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

     o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

     o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

     o Subaccounting, transaction processing, recordkeeping and administration.

o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments.

     The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

     o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

     o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours.

     The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

     o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

     o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



13 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value        Long-term growth of capital. Invests at        A I M Advisors, Inc.
Fund, Series II Shares      least 65% of its total assets in equity
                            securities of U.S. issuers that have market
                            capitalizations of greater than $500 million
                            and are believed to be undervalued in
                            relation to long-term earning power or other
                            factors. The fund may invest up to 25% of
                            its total assets in foreign securities.

AIM V.I. Capital            Long-term growth of capital. Invests           A I M Advisors, Inc.
Development Fund,           primarily in securities (including common
Series II Shares            stocks, convertible securities and bonds) of
                            small- and medium-sized companies. The Fund
                            may invest up to 25% of its total assets in
                            foreign securities.

AIM V.I. Core Equity        Growth of capital. Invests normally at least   A I M Advisors, Inc.
Fund, Series II Shares      80% of its net assets, plus the amount of
                            any borrowings for investment purposes, in
                            equity securities, including convertible
                            securities of established companies that
                            have long-term above-average growth in
                            earnings and dividends and growth companies
                            that are believed to have the potential for
                            above-average growth in earnings and
                            dividends. The Fund may invest up to 25% of
                            its total assets in foreign securities.

AllianceBernstein VPS       Total return consistent with reasonable        AllianceBernstein L.P.
Balanced Shares Portfolio   risk, through a combination of income and
(Class B)                   longer-term growth of capital. Invests
                            primarily in U.S. government and agency
                            obligations, bonds, fixed-income and equity
                            securities of non-U.S. issuers (including
                            short-and long-term debt securities and
                            preferred stocks to the extent the Advisor
                            deems best adapted to the current economic
                            and market outlook) and common stocks.

AllianceBernstein VPS       Long-term growth of capital. The Fund          AllianceBernstein L.P.
Global Technology           invests at least 80% of its net assets in
Portfolio (Class B)         securities of companies that use technology
                            extensively in the development of new or
                            improved products or processes. Invests in a
                            global portfolio of securities of U.S. and
                            foreign companies selected for their growth
                            potential.

AllianceBernstein VPS       Long-term growth of capital. Invests           AllianceBernstein L.P.
Growth and Income           primarily in the equity securities of
Portfolio (Class B)         domestic companies that the Advisor deems to
                            be undervalued.

AllianceBernstein VPS       Long-term growth of capital. Invests           AllianceBernstein L.P.
Large Cap Growth            primarily in equity securities of U.S.
Portfolio (Class B)         companies. Unlike most equity funds, the
                            Portfolio focuses on a relatively small
                            number of intensively researched companies.



14 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP             Long-term capital appreciation. Normally       Fidelity Management & Research
Contrafund(R) Portfolio     invests primarily in common stocks. Invests    Company (FMR), investment
Service Class 2             in securities of companies whose value it      manager; FMR U.K. and FMR Far
                            believes is not fully recognized by the        East, sub-investment advisers.
                            public. Invests in either "growth" stocks or
                            "value" stocks or both. The fund invests in
                            domestic and foreign issuers.

Fidelity(R) VIP Growth      Achieve capital appreciation. Normally         Fidelity Management & Research
Portfolio Service Class 2   invests primarily in common stocks. Invests    Company (FMR), investment
                            in companies that it believes have             manager; FMR U.K., FMR Far East,
                            above-average growth potential (stocks of      sub-investment advisers.
                            these companies are often called "growth"
                            stocks). The Fund invests in domestic and
                            foreign issuers.

Fidelity(R) VIP Mid Cap     Long-term growth of capital. Normally          Fidelity Management & Research
Portfolio Service Class 2   invests primarily in common stocks. Normally   Company (FMR), investment
                            invests at least 80% of assets in securities   manager; FMR U.K., FMR Far East,
                            of companies with medium market                sub-investment advisers.
                            capitalizations. May invest in companies
                            with smaller or larger market
                            capitalizations. Invests in domestic and
                            foreign issuers. The Fund invests in either
                            "growth" or "value" common stocks or both.

Fidelity(R) VIP Overseas    Long-term growth of capital. Normally          Fidelity Management & Research
Portfolio Service Class 2   invests primarily in common stocks of          Company (FMR), investment
                            foreign securities. Normally invests at        manager; FMR U.K., FMR Far East,
                            least 80% of assets in non-U.S. securities.    Fidelity International Investment
                                                                           Advisors (FIIA) and FIIA U.K.,
                                                                           sub-investment advisers.

FTVIPT Franklin Global      High total return. The Fund normally invests   Franklin Templeton Institutional,
Real Estate Securities      at least 80% of its net assets in              LLC, adviser; Franklin Advisers,
Fund - Class 2              investments of companies located anywhere in   Inc., subadviser
                            the world that operate in the real estate
(previously FTVIPT          sector.
Franklin Real Estate
Fund - Class 2)

FTVIPT Franklin Small       Long-term total return. The Fund normally      Franklin Advisory Services, LLC
Cap Value Securities        invests at least 80% of its net assets in
Fund - Class 2              investments of small capitalization
                            companies and normally invests predominantly
                            in equity securities. The Fund invests
                            mainly in equity securities of companies
                            that the manager believes are undervalued.

FTVIPT Franklin             Long-term capital growth. The Fund normally    Franklin Advisers, Inc.
Small-Mid Cap Growth        invests at least 80% of its net assets in
Securities Fund - Class 2   investments of small capitalization (small
                            cap) and mid capitalization (mid cap)
                            companies.

FTVIPT Mutual Shares        Capital appreciation, with income as a         Franklin Mutual Advisers, LLC
Securities Fund - Class 2   secondary goal. The Fund normally invests
                            primarily in equity securities of companies
                            that the manager believes are undervalued.
                            The Fund also invests, to a lesser extent in
                            risk arbitrage securities and distressed
                            companies.

FTVIPT Templeton            Long-term capital growth. The Fund normally    Templeton Investment Counsel, LLC,
Foreign Securities Fund -   invests at least 80% of its net assets in      adviser; Franklin Templeton
Class 2                     investments of issuers located outside the     Investment Management Limited,
                            U.S., including those in emerging markets      subadviser
                            and normally invests predominantly in equity
                            securities.



15 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth     Capital appreciation. Normally invests at      MFS Investment Management(R)
Stock Series - Service      least 80% of the fund's net assets in equity
Class                       securities of companies MFS believes to have
                            above average earnings growth potential
                            compared to other companies (growth
                            companies).

MFS(R) New Discovery        Capital appreciation. Invests in stocks of     MFS Investment Management(R)
Series - Service Class      companies MFS believes to have above average
                            earnings growth potential compared to other
                            companies (growth companies).

MFS(R) Total Return         Total return. Invests primarily in equity      MFS Investment Management(R)
Series - Service Class      and fixed income securities. MFS invests
                            between 40% and 75% of the fund's net assets
                            in equity securities and at least 25% of the
                            fund's total assets in fixed-income senior
                            securities.

MFS(R) Utilities Series -   Total return. Normally invests at least 80%    MFS Investment Management(R)
Service Class               of the fund's net assets in securities of
                            issuers in the utilities industry.

Oppenheimer Capital         Capital appreciation. Invests in securities    OppenheimerFunds, Inc.
Appreciation Fund/VA,       of well-known, established companies.
Service Shares

Oppenheimer Global          Long-term capital appreciation. Invests        OppenheimerFunds, Inc.
Securities Fund/VA,         mainly in common stocks of U.S. and foreign
Service Shares              issuers that are "growth-type" companies,
                            cyclical industries and special situations
                            that are considered to have appreciation
                            possibilities.

Oppenheimer High            High level of current income. Invests in       OppenheimerFunds, Inc.
Income Fund/VA, Service     high-yield fixed-income securities.
Shares

Oppenheimer Main Street     Capital appreciation. Invests mainly in        OppenheimerFunds, Inc.
Small Cap Fund/VA,          common stocks of small-capitalization U.S.
Service Shares              companies that the fund's investment manager
                            believes have favorable business trends or
                            prospects.

Oppenheimer Strategic       High level of current income principally       OppenheimerFunds, Inc.
Bond Fund/VA, Service       derived from interest on debt securities.
Shares                      Invests mainly in three market sectors: debt
                            securities of foreign governments and
                            companies, U.S. government securities and
                            lower-rated high yield securities of U.S.
                            and foreign companies.

Putnam VT Growth and        Capital growth and current income. The fund    Putnam Investment Management, LLC
Income Fund - Class IB      pursues its goal by investing mainly in
Shares                      common stocks of U.S. companies, with a
                            focus on value stocks that offer the
                            potential for capital growth, current income
                            or both.

Putnam VT International     Capital appreciation. The fund pursues its     Putnam Investment Management, LLC
Equity Fund - Class IB      goal by investing mainly in common stocks of
Shares                      companies outside the United States that
                            Putnam Management believes have favorable
                            investment potential. Under normal
                            circumstances, the fund invests at least 80%
                            of its net assets in equity investments.



16 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------
Putnam VT Research          Capital appreciation. The fund pursues its     Putnam Investment Management, LLC
Fund - Class IB Shares      goal by investing mainly in common stocks of
                            U.S. companies that Putnam Management thinks
                            have the greatest potential for capital
                            appreciation with stock prices that reflect
                            a value lower than that which Putnam
                            Management places on the company, or whose
                            earnings Putnam Management believes are
                            likely to grow over time.

Putnam VT Vista Fund -      Capital appreciation. The fund pursues its     Putnam Investment Management, LLC
Class IB Shares             goal by investing mainly in common stocks of
                            U.S. companies, with a focus on growth
                            stocks.

RiverSource Variable        Maximum current income consistent with         RiverSource Investments, LLC
Portfolio - Cash            liquidity and stability of principal.
Management Fund             Invests primarily in money market
                            instruments, such as marketable debt
                            obligations issued by corporations or the
                            U.S. government or its agencies, bank
                            certificates of deposit, bankers'
                            acceptances, letters of credit and
                            commercial paper, including asset-backed
                            commercial paper.

RiverSource Variable        High level of current income while             RiverSource Investments, LLC
Portfolio - Diversified     attempting to conserve the value of the
Bond Fund                   investment for the longest period of time.
                            Under normal market conditions, the Fund
                            invests at least 80% of its net assets in
                            bonds and other debt securities. At least
                            50% of the Fund's net assets will be
                            invested in securities like those included
                            in the Lehman Brothers Aggregate Bond Index
                            (Index), which are investment grade and
                            denominated in U.S. dollars. The Index
                            includes securities issued by the U.S.
                            government, corporate bonds and mortgage-
                            and asset-backed securities. Although the
                            Fund emphasizes high- and medium-quality
                            debt securities, it will assume some credit
                            risk to achieve higher yield and/or capital
                            appreciation by buying lower-quality (junk)
                            bonds.

RiverSource Variable        High level of current income and, as a         RiverSource Investments, LLC
Portfolio - Diversified     secondary goal, steady growth of capital.
Equity Income Fund          Under normal market conditions, the Fund
                            invests at least 80% of its net assets in
                            dividend- paying common and preferred
                            stocks. The Fund may invest up to 25% of its
                            total assets in foreign investments.

RiverSource Variable        Long-term capital growth. Invests primarily    RiverSource Investments, LLC
Portfolio - Growth Fund     in common stocks and securities convertible
                            into common stocks that appear to offer
                            growth opportunities. These growth
                            opportunities could result from new
                            management, market developments or
                            technological superiority. The Fund may
                            invest up to 25% of its total assets in
                            foreign investments.

RiverSource Variable        Capital appreciation. Under normal market      RiverSource Investments, LLC
Portfolio - Large Cap       conditions, the Fund invests at least 80% of
Equity Fund                 its net assets in equity securities of
                            companies with market capitalization greater
                            than $5 billion at the time of purchase.



17 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------
RiverSource Variable        Long-term capital appreciation. The Fund       RiverSource Investments, LLC
Portfolio - S&P 500 Index   seeks to provide investment results that
Fund                        correspond to the total return (the
                            combination of appreciation and income) of
                            large-capitalization stocks of U.S.
                            companies. The Fund invests in common stocks
                            included in the Standard & Poor's 500
                            Composite Stock Price Index (S&P 500). The
                            S&P 500 is made up primarily of
                            large-capitalization companies that
                            represent a broad spectrum of the U.S.
                            economy.

RiverSource Variable        High level of current income and safety of     RiverSource Investments, LLC
Portfolio - Short           principal consistent with investment in U.S.
Duration U.S. Government    government and government agency securities.
Fund                        Under normal market conditions, at least 80%
                            of the Fund's net assets are invested in
                            securities issued or guaranteed as to
                            principal and interest by the U.S.
                            government, its agencies or
                            instrumentalities.

RiverSource Variable        Long-term capital appreciation. Under normal   RiverSource Investments, LLC,
Portfolio - Small Cap       market conditions, at least 80% of the         adviser; River Road Asset
Value Fund                  Fund's net assets will be invested in small    Management, LLC, Donald Smith &
                            cap companies with market capitalization, at   Co., Inc., Franklin Portfolio
                            the time of investment, of up to $2.5          Associates LLC and Barrow, Hanley,
                            billion or that fall within the range of the   Mewhinney & Strauss, Inc.,
                            Russell 2000 (R) Value Index.                  subadvisers.

STI Classic Variable        Capital appreciation. Invests primarily in     Trusco Capital Management, Inc.,
Trust Capital               U.S. common stocks and other equity            Adviser.
Appreciation Fund           securities that the Adviser believes have
                            strong business fundamentals, such as
                            revenue growth, cash flows and earnings
                            trends. The Adviser's strategy focuses
                            primarily on large cap stocks but will also
                            utilize mid-cap stocks. The Fund may invest
                            in American Depositary Receipts ("ADRs"). In
                            selecting investments for the Fund, the
                            Adviser chooses companies that it believes
                            have above average growth potential. The
                            Adviser applies proprietary models to rank
                            stocks based on earnings trends and
                            valuations. It then performs in-depth
                            fundamental analysis to determine the
                            quality and sustainability of earnings, as
                            well as the quality of management. Risk
                            controls are in place to assist in
                            maintaining a portfolio that is diversified
                            by security type and industry sector. The
                            Adviser uses a "bottom-up" process based on
                            individual company earnings trends and
                            fundamentals to determine the weighting of
                            the Fund's investments in various equity
                            market sectors.



18 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------
STI Classic Variable        Long-term capital appreciation with current    Trusco Capital Management, Inc.,
Trust Large Cap Relative    income as a secondary goal. Under normal       Adviser.
Value Fund                  circumstances, the Fund invests at least 80%
                            of its net assets in large cap companies.
                            The Adviser considers large cap companies to
                            be companies with market capitalizations of
                            at least $3 billion. The Fund invests
                            primarily in common stocks and other U.S.
                            traded equity securities, which may include
                            listed American Depositary Receipts
                            ("ADRs").

STI Classic Variable        Capital appreciation with current income as    Trusco Capital Management, Inc.,
Trust Large Cap Value       a secondary goal. Under normal                 Adviser.
Equity Fund                 circumstances, the Fund invests at least 80%
                            of its net assets in common stocks and other
                            U.S. traded equity securities of large cap
                            companies. U.S. traded equity securities may
                            include listed American Depositary Receipts
                            ("ADRs"). The Adviser considers large cap
                            companies to be companies with market
                            capitalizations of at least $3 billion. In
                            selecting investments for the Fund, the
                            Adviser primarily chooses companies that
                            have a history of paying regular dividends.
                            The Adviser focuses on dividend-paying
                            stocks that trade below their historical
                            value. The Adviser's "bottom-up" approach to
                            stock selection emphasizes individual stocks
                            over economic trends using fundamental
                            research to identify positive catalysts for
                            change.

STI Classic Variable        Capital appreciation. Under normal             Trusco Capital Management, Inc.,
Trust Mid-Cap Equity Fund   circumstances, Fund invests at least 80% of    Adviser.
                            its net assets in common stocks and other
                            U.S. traded equity securities of mid-cap
                            companies. U.S. traded equity securities may
                            include listed American Depositary Receipts
                            ("ADRs"). The Adviser considers mid-cap
                            companies to be companies with market
                            capitalizations similar to those of
                            companies in the Russell Midcap(R) Index.

STI Classic Variable        Capital appreciation. Under normal             Trusco Capital Management, Inc.,
Trust Small Cap Value       circumstances, the Fund invests at least 80%   Adviser.
Equity Fund                 of its net assets in U.S. traded equity
                            securities of small cap companies. U.S.
                            traded equity securities may include listed
                            American Depositary Receipts ("ADRs"). The
                            Adviser considers small cap companies to be
                            companies with market capitalizations below
                            $3 billion.



19 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine these Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


20 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

         IF YOUR GPA RATE IS:           THE MVA IS:
Less than the new GPA rate + 0.10%      Negative
Equal to the new GPA rate + 0.10%       Zero
Greater than the new GPA rate + 0.10%   Positive

GENERAL EXAMPLES
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals".

Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                  1 + i
  EARLY WITHDRAWAL AMOUNT x [(--------------)(TO THE POWER OF n/12) - 1] = MVA
                               1 + j + .001

     Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

           j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

           n = number of months remaining in the current Guarantee Period
               (rounded up).


21 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                     1.030
     $1,000 x [(---------------)(TO THE POWER OF 84/12) - 1] = -$39.84
                1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
     $1,000 x [(---------------)(TO THE POWER OF 84/12) - 1] = $27.61
                1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


22 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

o GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

o    how you want to make purchase payments;

o    the optional MAV death benefit(2);

o    the optional EDB(2);

o    the optional GMIB - MAV rider(3);

o    the optional GMIB - 6% Rising Floor rider(3);

o    the optional PCR(3);

o    the optional Benefit Protector Death Benefit(4);

o    the optional Benefit Protector Plus Death Benefit(4);

o    the length of the withdrawal charge schedule (5 or 7 years)(5); and

o    a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.

(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.


23 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR   No restrictions on the amount of purchase payments allocated to the GPAs or the
TO JUNE 16, 2003:                              one-year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR   The amount of any purchase payment allocated to the GPAs and the one-year fixed
AFTER JUNE 16 THROUGH DEC. 4, 2003:            account in total cannot exceed 30% of the purchase payment.

                                               This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR   In certain states where we offer GPAs that do not require payment of a statutory
AFTER DEC. 5, 2003:                            minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                                               In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or other such date as agreed upon by us.



24 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

     If paying by SIP:

          $50 initial payment.

          $50 for additional payments.

     If paying by any other method:

          $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.

          $2,000 initial payment for contracts issued in all other states.

          $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

          $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to our administrative office.

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.


25 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.") We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.



26 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                        QUALIFIED   NONQUALIFIED
                                        ANNUITIES     ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                          0.85%       1.10%
MAV death benefit(1),(2)                   1.05        1.30
EDB(1)                                     1.15        1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                          1.15        1.40
MAV death benefit(1),(2)                   1.35        1.60
EDB(1)                                     1.45        1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector and Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.


27 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a)  is 10% of your prior anniversary's contract value; and

(b)  is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

                 (ACV - XSF)
     PPW = XSF + ----------- x (PPNPW - XSF)
                  (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.



28 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected:


                              SEVEN-YEAR SCHEDULE

                    YEARS FROM PURCHASE   WITHDRAWAL CHARGE
                      PAYMENT RECEIPT         PERCENTAGE
                         1                        8%
                         2                        8
                         3                        7
                         4                        7
                         5                        6
                         6                        5
                         7                        3
                         Thereafter               0


                             FIVE-YEAR SCHEDULE(1)

                    YEARS FROM PURCHASE   WITHDRAWAL CHARGE
                      PAYMENT RECEIPT         PERCENTAGE
                         1                        8%
                         2                        7
                         3                        6
                         4                        4
                         5                        2
                         Thereafter               0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

o The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

o    We received these payments

     o    $ 10,000 Jan. 1, 2004;

     o    $ 8,000 Feb. 28, 2011;

     o    $ 6,000 Feb. 20, 2012; and

o You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

o    The prior anniversary Jan. 1, 2013 contract value was $38,488.


WITHDRAWAL CHARGE   EXPLANATION
                    $3,848.80 is 10% of the prior anniversary's contract value
      $  0          withdrawn without withdrawal charge; and
                    $10,252.20 is contract earnings in excess of the 10% TFA
         0          withdrawal amount withdrawn without withdrawal charge; and
                    $10,000 Jan. 1, 2004 purchase payment was received eight or
         0          more years before withdrawal and is withdrawn without
                    withdrawal charge; and
                    $8,000 Feb. 28, 2011 purchase payment is in its fourth year
       560          from receipt, withdrawn with a 7% withdrawal charge; and
                    $6,000 Feb. 20, 2012 purchase payment is in its third year
       420          from receipt withdrawn with a 7% withdrawal charge.
      ----
      $980



29 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:


WITHDRAWAL CHARGE   EXPLANATION
                    $3,848.80 is 10% of the prior anniversary's contract value
       $  0         withdrawn without withdrawal charge; and
                    $10,252.20 is contract earnings in excess of the 10% TFA
          0         withdrawal amount withdrawn without withdrawal charge; and
                    $10,000 Jan. 1, 2004 purchase payment was received six or
          0         more years before withdrawal and is withdrawn without
                    withdrawal charge; and
                    $8,000 Feb. 28, 2011 purchase payment is in its fourth year
        320         from receipt, withdrawn with a 4% withdrawal charge; and
                    $6,000 Feb. 20, 2012 purchase payment is in its third year
        360         from receipt withdrawn with a 6% withdrawal charge.
       ----
       $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

o contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period;* and

o    death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.



30 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value(1). Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

          GMIB - MAV               0.55% x (CV + ST - FAV)
          GMIB - 6% RISING FLOOR   0.75% x (CV + ST - FAV)

      CV = contract value on the contract anniversary

      ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

     FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

o You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

o On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

o On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

o    The GMIB fee for:

          GMIB - MAV is 0.55%; and
          GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

     Contract value on the contract anniversary:                                  $73,250
     plus transfers from the subaccounts to the one-year fixed account
     in the six months before the contract anniversary:                           +15,000
     minus the value of the one-year fixed account on the contract anniversary:   -15,250
                                                                                  -------
                                                                                  $73,000
The GMIB fee charged to you:

     GMIB - MAV               (0.55% x $73,000) =                                 $401.50
     GMIB - 6% RISING FLOOR   (0.75% x $73,000) =                                 $547.50

(1) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV 0.30%, and GMIB - 6% Rising Floor
     - 0.45%.



31 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and the one-year fixed account;

o    plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Guaranteed Minimum Income Benefit rider - MAV;

     o    Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

     o    Performance Credit rider;

     o    Benefit Protector(SM) rider; and/or

     o    Benefit Protector(SM) Plus rider.


32 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    any purchase payment credits allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges;

and the deduction of a prorated portion of:

o    the fee for any of the following optional benefits you have selected:

     o    Guaranteed Minimum Income Benefit rider - MAV;

     o    Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

     o    Performance Credit rider;

     o    Benefit Protector(SM) rider; and/or

     o    Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o    changes in fund net asset value;

o    fund dividends distributed to the subaccounts;

o    fund capital gains or losses;

o    fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


33 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                   NUMBER
                                        AMOUNT    ACCUMULATION    OF UNITS
                               MONTH   INVESTED    UNIT VALUE    PURCHASED
By investing an equal number    Jan      $100         $20           5.00
of dollars each month           Feb       100          18           5.56

you automatically buy           Mar       100          17           5.88
more units when the             Apr       100          15           6.67
per unit market price is low    May       100          16           6.25
                                Jun       100          18           5.56
                                Jul       100          17           5.88

and fewer units                 Aug       100          19           5.26
when the per unit               Sept      100          21           4.76
market price is high            Oct       100          20           5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfer. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.


34 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.


35 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

FOR CONTRACTS WITH APPLICATIONS   It is our general policy to allow you to
SIGNED PRIOR TO JUNE 16, 2003:    transfer contract values from the one-year
                                  fixed account to the subaccounts or the GPAs
                                  once a year on or within 30 days before or
                                  after the contract anniversary (except for
                                  automated transfers, which can be set up at
                                  any time for certain transfer periods
                                  subject to certain minimums). Currently, we
                                  have removed this restriction and you may
                                  transfer contract values from the one-year
                                  fixed account to the subaccounts at any
                                  time. We will inform you at least 30 days in
                                  advance of the day we intend to reimpose
                                  this restriction.

FOR CONTRACTS WITH APPLICATIONS   You may transfer contract values from the
SIGNED ON OR AFTER JUNE 16        one-year fixed account to the subaccounts or
THROUGH DEC. 4, 2003:             GPAs once a year on or within 30 days before
                                  or after the contract anniversary (except
                                  for automated transfers, which can be set up
                                  at any time for certain transfer periods
                                  subject to certain minimums). The amount of
                                  contract value transferred to the GPAs or
                                  the one-year fixed account cannot result in
                                  the value of the GPAs and the one-year fixed
                                  account in total being greater than 30% of
                                  the contract value. Total transfers out of
                                  the GPAs and one-year fixed account in any
                                  contract year are limited to 30% of the
                                  total value of the GPAs and one-year fixed
                                  account at the beginning of the contract
                                  year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS   You may transfer contract values from the
SIGNED ON OR AFTER DEC. 5,        one-year fixed account to the subaccounts or
2003:                             GPAs once a year on or within 30 days before
                                  or after the contract anniversary (except
                                  for automated transfers, which can be set up
                                  at any time for certain transfer periods
                                  subject to certain minimums). The amount of
                                  contract value transferred to the one-year
                                  fixed account cannot result in the value of
                                  the one-year fixed account in total being
                                  greater than 30% of the contract value. We
                                  reserve the right to further limit transfers
                                  to the one-year fixed account and/or GPAs if
                                  the interest rate we are then crediting on
                                  new purchase payments allocated to the
                                  one-year fixed account is equal to the
                                  minimum interest rate stated in the
                                  contract. Total transfers out of the
                                  one-year fixed account in any contract year
                                  are limited to 30% of the one-year fixed
                                  account value at the beginning of the
                                  contract year or $10,000, whichever is
                                  greater.

     Transfers from the one-year fixed account are not subject to an MVA.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts. and we reserve the right to limit the number of subaccounts in which you may invest.

o    Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


36 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.



37 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.



38 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

     For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                Contract value or entire account balance

Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.


39 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay charges (see "Charges -- Withdrawal Charge") or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities --Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o    payable to you;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     o the withdrawal amount includes a purchase payment check that has not cleared;

     o    the NYSE is closed, except for normal holiday and weekend closings;

     o    trading on the NYSE is restricted, according to SEC rules;

     o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     o the SEC permits us to delay payment for the protection of security holders.


40 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     o    you are at least age 59 1/2;

     o    you are disabled as defined in the Code;

     o    you severed employment with the employer who purchased the contract;
          or

     o    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit Rider, the riders will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


41 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

o    Return of Purchase Payments death benefit (ROP);

o    Maximum Anniversary Value death benefit (MAV); and

o    Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.   contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

                                                                     PW x DB
     ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = -------
                                                                        CV

          PW = the partial withdrawal including any applicable MVA or withdrawal charge.

          DB = the death benefit on the date of (but prior to) the partial withdrawal.

          CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

o    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o    On Jan. 1, 2005 you make an additional purchase payment of $5,000.

o On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

o    On March 1, 2006 the contract value grows to $23,000.

     We calculate the ROP death benefit on March 1, 2006 as follows:

          Contract value at death:                                        $23,000.00
                                                                          ==========
          Purchase payments and purchase payment credits minus adjusted partial withdrawals:
             Total purchase payments and purchase payment credits:        $25,000.00
             minus adjusted partial withdrawals calculated as:
             $1,500 x $25,000                                              -1,704.55
             ---------------- =                                           ----------
                  $22,000
             for a death benefit of:                                      $23,295.45
                                                                          ==========
     ROP death benefit, calculated as the greatest of these two values:   $23,295.45


42 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3.   the MAV on the date of death.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

o    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

o On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

     We calculate the MAV death benefit on March 1, 2005 as follows:

        Contract value at death:                                                   $20,500.00
                                                                                   ==========
        Purchase payments and purchase payment credits minus
        adjusted partial withdrawals:
           Total purchase payments and purchase payment credits:                   $20,000.00
           minus the death benefit adjusted partial withdrawals, calculated as:

           $1,500 x $20,000
           ---------------- =                                                       -1,363.64
                $22,000                                                            ----------
           for a death benefit of:                                                 $18,636.36
                                                                                   ==========
        The MAV immediately preceding the date of death:
           Greatest of your contract anniversary contract values:                  $24,000.00
           plus purchase payments and purchase payment credits
           made since that anniversary:                                                 +0.00
           minus the death benefit adjusted partial withdrawals, calculated as:

           $1,500 x $24,000
           ---------------- =                                                       -1,636.36
                $22,000                                                            ----------
        for a death benefit of:                                                    $22,363.64
                                                                                   ==========
     The MAV death benefit, calculated as the greatest of these
     three values, which is the MAV:                                               $22,363.64


43 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values, less any purchase payment credits added in the last 12 months:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3.   the MAV on the date of death; or

4.   the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o    the amounts allocated to the subaccounts at issue increased by 5%,

o    plus any subsequent amounts allocated to the subaccounts,

o    minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                 PWT x VAF
     5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = ---------
                                                                     SV

          PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.

          VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

          SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

o You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

o On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.

o On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     The death benefit on March 1, 2005 is calculated as follows:

        Contract value at death:                                   $22,800.00
                                                                   ==========
        Purchase payments and purchase payment credits minus
        adjusted partial withdrawals:
           Total purchase payments and purchase payment credits: $25,000.00 minus adjusted partial withdrawals, calculated as:

           $1,500 x $25,000
           ---------------- =                                       -1,543.21
                $24,300                                            ----------
           for a return of purchase payments death benefit of:     $23,456.79
                                                                   ==========



44 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

     The MAV immediately preceding the date of death:
        Greatest of your contract anniversary contract values:                $25,000.00
        plus purchase payments and purchase payment credits
        made since the prior anniversary:                                          +0.00
        minus adjusted partial withdrawals made since that
        anniversary, calculated as:

           $1,500 x $25,000
           ---------------- =                                                 - 1,543.21
                $24,300                                                       ----------

        for a MAV death benefit of:                                           $23,456.79
                                                                              ==========
     The 5% rising floor:
        The variable account floor on Jan. 1, 2005,
        calculated as: 1.05 x $20,000 =                                       $21,000.00
        plus amounts allocated to the subaccounts since that anniversary:          +0.00
        minus the 5% rising floor adjusted partial withdrawal
        from the subaccounts, calculated as:

           $1,500 x $21,000
           ---------------- =                                                 -$1,657.89
                $19,000                                                       ----------

        variable account floor benefit:                                       $19,342.11
        plus the one-year fixed account value:                                 +5,300.00
        5% rising floor (value of the GPAs, one-year fixed account
        and the variable account floor):                                      $24,642.11
                                                                              ==========
     EDB, calculated as the greatest of these
     three values, which is the 5% rising floor:                              $24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.


45 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o    payouts begin no later than one year following the year of your death;
     and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

     There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

o    you must hold the GMIB for 7 years,

o the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

o you can only exercise the GMIB within 30 days after a contract anniversary, and

o    there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities --Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.


46 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

o    GMIB - Maximum Anniversary Value (MAV); or

o    GMIB - 6% Rising Floor.

GMIB - MAV
GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.   the MAV.

MAV is a value we calculate on the first contract anniversary as the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

     PMT x CVG
     ---------
        ECV

        PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

        CVG = current contract value at the time you exercise the GMIB - MAV.

        ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

o you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

     o    Plan A - Life Annuity - no refund

     o    Plan B - Life Annuity with ten years certain

     o    Plan D - Joint and last survivor life annuity - no refund

o    You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


47 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

     P(SUB t -1)(1 + i)
     ------------------ = P(SUB t)
            1.05

         P(SUB t -1) = prior annuity payout

            P(SUB t) = current annuity payout

                   i = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

o You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

o You may terminate the GMIB - MAV any time after the seventh rider anniversary.

o    The GMIB - MAV will terminate on the date:

     o    you make a full withdrawal from the contract;

     o    a death benefit is payable; or

     o you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

o    There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


48 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                         GMIB
ANNIVERSARY   CONTRACT VALUE   PURCHASE PAYMENTS      MAV     BENEFIT BASE
1                $107,000          $101,000        $107,000
2                 125,000           101,000         125,000
3                 132,000           101,000         132,000
4                 150,000           101,000         150,000
5                  85,000           101,000         150,000
6                 120,000           101,000         150,000
7                 138,000           101,000         150,000     $150,000
8                 152,000           101,000         152,000      152,000
9                 139,000           101,000         152,000      152,000
10                126,000           101,000         152,000      152,000
11                138,000           101,000         152,000      152,000
12                147,000           101,000         152,000      152,000
13                163,000           101,000         163,000      163,000
14                159,000           101,000         163,000      163,000
15                215,000           101,000         215,000      215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                      MINIMUM GUARANTEED MONTHLY INCOME

CONTRACT                                            PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY        GMIB                         LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE    BENEFIT BASE                        NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10            $152,000 (MAV)                       $  784.32          $  763.04              $627.76
15             215,000 (Contract Value = MAV)       1,268.50           1,210.45               982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                            PLAN A -           PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                    LIFE ANNUITY --   LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE   CONTRACT VALUE      NO REFUND       TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10               $126,000         $  650.16           $  632.52              $520.38
15                215,000          1,268.50            1,210.45               982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


49 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.   the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

o the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;

o    plus any subsequent amounts allocated to the subaccounts; and

o    minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

o    subtract each payment adjusted for market value from the contract value.

o subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

     PMT x CVG
     ---------
        ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

     PMT x (1.06)(TO THE POWER OF CY)

        CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

o you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

     o    Plan A - Life Annuity - no refund

     o    Plan B - Life Annuity with ten years certain

     o    Plan D - Joint and last survivor life annuity - no refund

o    You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


50 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

     P(SUB t-1)(1 + i)
     ----------------- = P(SUB t)
            1.05

     P(SUB t-1) = prior annuity payout

     P(SUB t) = current annuity payout

     i = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

o You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

o You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

o    The GMIB - 6% Rising Floor will terminate on the date:

     o    you make a full withdrawal from the contract;

     o    a death benefit is payable; or

     o you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


51 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.

o    There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                 GMIB
ANNIVERSARY   CONTRACT VALUE   PURCHASE PAYMENTS   6% RISING FLOOR   BENEFIT BASE
 1               $107,000           $100,000           $106,000
 2                125,000            100,000            112,360
 3                132,000            100,000            119,102
 4                150,000            100,000            126,248
 5                 85,000            100,000            133,823
 6                120,000            100,000            141,852
 7                138,000            100,000            150,363        $150,363
 8                152,000            100,000            159,388         159,388
 9                139,000            100,000            168,948         168,948
10                126,000            100,000            179,085         179,085
11                138,000            100,000            189,830         189,830
12                147,000            100,000            201,220         201,220
13                215,000            100,000            213,293         215,000
14                234,000            100,000            226,090         234,000
15                240,000            100,000            239,655         240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                 MINIMUM GUARANTEED MONTHLY INCOME
 CONTRACT                                      PLAN A -          PLAN B -         PLAN D - JOINT AND
ANNIVERSARY             GMIB               LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE         BENEFIT BASE              NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10            $179,085 (6% Rising Floor)      $  872.14         $  850.65               $  691.27
15             240,000 (Contract Value)        1,346.40          1,286.40                1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                           PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                    LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE   CONTRACT VALUE      NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10               $126,000         $  650.16            $  632.52           $  520.38
15                240,000          1,416.00             1,351.20            1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


52 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                 PW X TV
     TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS = -------
                                                   CV

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.

          TV = the target value on the date of (but prior to) the partial withdrawal.

          CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

     5% x (PP - PCRPW - PP5)

               PP = total purchase payments and purchase payment credits.

            PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see
                    Appendix A.

              PP5 = purchase payments and purchase payment credits made in the prior five years.

                    We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.


53 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

o You may terminate the PCR within 30 days following the first rider anniversary.

o You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

o    The PCR will terminate on the date:

     o    you make a full withdrawal from the contract,

     o    that a death benefit is payable, or

     o    you choose to begin taking annuity payouts.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract

o    There are no additional purchase payments and no partial withdrawals

o    On Jan. 1, 2014, the contract value is $200,000

o We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)(10) = $101,000 x 2.00423 = $202,427.

      Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

     5% x (PP - PCRPW - PP5) = 0.05 x ($101,000 - 0 - 0) = $5,050.

     After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

o On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

o If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:

o    the applicable death benefit,

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


54 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

     MAV death benefit (contract value):                              $110,000
     plus the Benefit Protector benefit which equals 40% of
        earnings at death (MAV death benefit minus payments not
        previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                  +4,000
                                                                      --------
     Total death benefit of:                                          $114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

     MAV death benefit (MAV):                                         $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                  +4,000
                                                                      --------
     Total death benefit of:                                          $114,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

     MAV death benefit (MAV adjusted for partial withdrawals):         $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                    +1,048
                                                                       -------
     Total death benefit of:                                           $58,667

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

     MAV death benefit (contract value):                              $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)           +55,000
                                                                      --------
     Total death benefit of:                                          $255,000


55 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

o On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

     MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                            $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)           +55,000
                                                                      --------
     Total death benefit of:                                          $304,500

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

     MAV death benefit (contract value):                              $250,000
     plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)
        0.40 x ($250,000 - $105,000) =                                 +58,000
                                                                      --------
     Total death benefit of:                                          $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


56 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the benefits payable under the Benefit Protector described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR   UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                         0%                                         0%
Three and Four                     10%                                      3.75%
Five or more                       20%                                       7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

o    the applicable death benefit (see "Benefits in Case of Death"), plus:

                      IF YOU AND THE ANNUITANT ARE UNDER            IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One              Zero                                          Zero
Two              40% x earnings at death (see above)           15% x earnings at death
Three and Four   40% x (earnings at death + 25% of             15% x (earnings at death + 25% of initial
                 initial purchase payment*)                    purchase payment*)
Five or more     40% x (earnings at death + 50% of initial     15% x (earnings at death + 50% of initial
                 purchase payment*)                            purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

        MAV death benefit (contract value):                           $110,000
        plus the Benefit Protector Plus benefit which equals 40%
        of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                  +4,000

        Total death benefit of:                                       $114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

        MAV death benefit (MAV):                                      $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                  +4,000
                                                                      --------
        plus 10% of purchase payments made within 60 days of
        contract issue and not previously withdrawn:
        0.10 x $100,000 =                                              +10,000
                                                                      --------
     Total death benefit of:                                          $124,000


57 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

        MAV death benefit (MAV adjusted for partial withdrawals):             $57,619
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                           +1,048
        plus 10% of purchase payments made within 60 days of contract
        issue and not previously withdrawn: 0.10 x $55,000 =                   +5,500
                                                                              --------
     Total death benefit of:                                                  $64,167

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

        MAV death benefit (contract value):                                   $200,000
        plus the Benefit Protector Plus benefit which equals
        40% of earnings at death, up to a maximum of 100%
        of purchase payments not previously withdrawn
        that are one or more years old                                         +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 x $55,000 =          +11,000
                                                                              --------
     Total death benefit of:                                                  $266,000

o On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

        MAV death benefit (contract value less any purchase payment credits
        added in the last 12 months):                                         $249,500
        plus the Benefit Protector Plus benefit which equals
        40% of earnings at death, up to a maximum of
        100% of purchase payments not previously withdrawn
        that are one or more years old                                         +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 x $55,000 =          +11,000
                                                                              --------
     Total death benefit of:                                                  $315,500

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

        MAV death benefit (contract value):                                   $250,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                         +58,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                         +11,000
                                                                              --------
     Total death benefit of:                                                  $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."


58 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select.

These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


59 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


60 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



61 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien. State withholding also may be imposed on taxable distributions.


62 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or the life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of ten years or more;

o    the payout is an RMD as defined under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to a mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    Because of your death;

o    Because you become disabled (as defined in the Code);

o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o    To pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, EDB, GMIB, BENEFIT PROTECTOR(SM), BENEFIT PROTECTOR(SM) PLUS OR PCR: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.



63 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


64 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



65 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


66 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                        PW x RPA
     RPA ADJUSTED PARTIAL WITHDRAWALS = --------
                                           CV

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.

          CV = the contract value on the date of (but prior to) the partial withdrawal.

          RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                        PW x EPA   EPA
     EPA ADJUSTED PARTIAL WITHDRAWALS = -------- x ---
                                           CV      RPA

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.

          CV = the contract value on the date of (but prior to) the partial withdrawal.

          EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

          RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

o On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

o On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.

o    Contract values before any partial withdrawals are shown below.

o    On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

o On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE           TOTAL PURCHASE PAYMENTS   CONTRACT VALUE
-------------------------------------------------------
Jan. 1, 2004           $100,000             $100,000
Jan. 1, 2005            100,000              110,000
Jan. 1, 2006            100,000              115,000
Jan. 1, 2007            100,000              120,000
Jan. 1, 2008            100,000              115,000
Jan. 1, 2009            100,000              120,000
Jan. 1, 2010            200,000              225,000
Jan. 1, 2011            200,000              230,000
Jan. 1, 2012            200,000              235,000
Jan. 1, 2013            200,000              230,000
Jan. 1, 2014            200,000              235,000


67 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2007:

   RPA before the partial withdrawal =                            RPA adjusted partial withdrawal =
   total purchase payments made prior to the partial withdrawal   $10,000 x $100,000
   minus the RPA adjusted partial withdrawals for all previous    ------------------ = $8,333
   partial withdrawals = $100,000 - 0 = $100,000                       $120,000

For the second partial withdrawal on Jan. 1, 2012:
   RPA before the partial withdrawal =                            RPA adjusted partial withdrawal =
   total purchase payments made prior to the partial withdrawal   $10,000 x $191,667
   minus the RPA adjusted partial withdrawals for all previous    ------------------ = $8,156
   partial withdrawals = $200,000 - $8,333 = $191,667                  $235,000

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:
   EPA before the partial withdrawal =                            EPA adjusted partial withdrawal =
   total purchase payments made prior to the partial withdrawal   $10,000 x $100,000 x $100,000
   AND the five-year exclusion period minus the EPA adjusted      ------------------   --------- = $8,333
   partial withdrawals for all previous partial                        $120,000        $100,000
   withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:
   EPA before the partial withdrawal =                             EPA adjusted partial withdrawal =
   total purchase payments made prior to the partial withdrawal    $10,000 x $91,667 x  $91,667
   AND the five-year exclusion period minus the EPA                -----------------   -------- = $1,866
   adjusted partial withdrawals for all previous partial                $235,000       $191,667
   withdrawals = $100,000 - $8,333 = $91,667

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

   PCRPW amount = $8,333 + $1,866 = $10,199


68 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                          2006    2005    2004    2003    2002    2001   2000
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.15  $ 1.10  $ 1.00  $ 0.76  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.28  $ 1.15  $ 1.10  $ 1.00  $ 0.76     --     --
Number of accumulation units outstanding at end of period (000 omitted)        813     843     909     623     113     --     --
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.24  $ 1.15  $ 1.00  $ 0.75  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.43  $ 1.24  $ 1.15  $ 1.00  $ 0.75     --     --
Number of accumulation units outstanding at end of period (000 omitted)         59      56      51      62      30     --     --
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                              $ 1.00      --      --      --      --     --     --
Accumulation unit value at end of period                                    $ 1.08      --      --      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)         24      --      --      --      --     --     --
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.18  $ 1.15  $ 1.07  $ 0.91  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.30  $ 1.18  $ 1.15  $ 1.07  $ 0.91     --     --
Number of accumulation units outstanding at end of period (000 omitted)         86      66      29      38       9     --     --
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                              $ 0.45  $ 0.44  $ 0.42  $0.30   $ 0.51  $0.69  $1.00
Accumulation unit value at end of period                                    $ 0.48  $ 0.45  $ 0.44  $0.42   $ 0.30  $0.51  $0.69
Number of accumulation units outstanding at end of period (000 omitted)        482     552     588    655      372    364     44
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                              $ 1.11  $ 1.07  $ 0.97  $ 0.74  $ 0.97  $0.97  $1.00
Accumulation unit value at end of period                                    $ 1.28  $ 1.11  $ 1.07  $ 0.97  $ 0.74  $0.97  $0.97
Number of accumulation units outstanding at end of period (000 omitted)      1,482   1,471   1,573   1,510   1,341    640     31
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                              $ 0.67  $ 0.59  $ 0.55  $ 0.45  $ 0.65  $0.80  $1.00
Accumulation unit value at end of period                                    $ 0.66  $ 0.67  $ 0.59  $ 0.55  $ 0.45  $0.65  $0.80
Number of accumulation units outstanding at end of period (000 omitted)        934     882     881     893   1,003    741     47
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.44  $ 1.25  $ 1.10  $ 0.86  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.59  $ 1.44  $ 1.25  $ 1.10  $ 0.86     --     --
Number of accumulation units outstanding at end of period (000 omitted)      2,032   2,013   1,844   1,212     209     --     --
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.05  $ 1.00  $ 0.98  $ 0.75  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.10  $ 1.05  $ 1.00  $ 0.98  $ 0.75     --     --
Number of accumulation units outstanding at end of period (000 omitted)        130     135     139     127      18     --     --
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.68  $ 1.43  $ 1.16  $ 0.85  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.86  $ 1.68  $ 1.43  $ 1.16  $ 0.85     --     --
Number of accumulation units outstanding at end of period (000 omitted)        841     769     737     543      94     --     --
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.41  $ 1.20  $ 1.07  $ 0.75  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.64  $ 1.41  $ 1.20  $ 1.07  $ 0.75     --     --
Number of accumulation units outstanding at end of period (000 omitted)        159     108      64      53      23     --     --
--------------------------------------------------------------------------------------------------------------------------------



69 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                          2006    2005    2004    2003    2002    2001   2000
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (5/21/2002)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                              $ 1.84  $ 1.64  $ 1.26  $ 0.93  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 2.20  $ 1.84  $ 1.64  $ 1.26  $ 0.93     --     --
Number of accumulation units outstanding at end of period (000 omitted)        130     125      99      68      14     --     --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.38  $ 1.28  $ 1.05  $ 0.80  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.60  $ 1.38  $ 1.28  $ 1.05  $ 0.80     --     --
Number of accumulation units outstanding at end of period (000 omitted)        313     315     231     169      24     --     --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                              $ 0.83  $ 0.80  $ 0.72  $ 0.53  $ 0.75  $0.90  $1.00
Accumulation unit value at end of period                                    $ 0.89  $ 0.83  $ 0.80  $ 0.72  $ 0.53  $0.75  $0.90
Number of accumulation units outstanding at end of period (000 omitted)        877     916     978     712     656    312     52
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                              $ 1.53  $ 1.40  $ 1.25  $ 1.01  $ 1.16  $1.09  $1.00
Accumulation unit value at end of period                                    $ 1.79  $ 1.53  $ 1.40  $ 1.25  $ 1.01  $1.16  $1.09
Number of accumulation units outstanding at end of period (000 omitted)      3,435   3,555   3,640   2,566     753     61     21
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                              $ 1.14  $ 1.05  $ 0.89  $ 0.68  $ 0.85  $1.02  $1.00
Accumulation unit value at end of period                                    $ 1.38  $ 1.14  $ 1.05  $ 0.89  $ 0.68  $0.85  $1.02
Number of accumulation units outstanding at end of period (000 omitted)      1,146   1,113   1,058     734     513    324     22
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                              $ 0.68  $ 0.66  $ 0.61  $ 0.50  $ 0.71  $0.95  $1.00
Accumulation unit value at end of period                                    $ 0.72  $ 0.68  $ 0.66  $ 0.61  $ 0.50  $0.71  $0.95
Number of accumulation units outstanding at end of period (000 omitted)        419     500     482     515     421    326      3
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                              $ 0.92  $ 0.89  $ 0.84  $ 0.64  $ 0.95  $1.01  $1.00
Accumulation unit value at end of period                                    $ 1.03  $ 0.92  $ 0.89  $ 0.84  $ 0.64  $0.95  $1.01
Number of accumulation units outstanding at end of period (000 omitted)        454     474     495     388     165    115     27
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                              $ 1.33  $ 1.31  $ 1.19  $ 1.04  $ 1.10  $1.12  $1.00
Accumulation unit value at end of period                                    $ 1.47  $ 1.33  $ 1.31  $ 1.19  $ 1.04  $1.10  $1.12
Number of accumulation units outstanding at end of period (000 omitted)      3,243   3,188   2,934   2,457   1,585    792     45
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.74  $ 1.51  $ 1.17  $ 0.87  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 2.26  $ 1.74  $ 1.51  $ 1.17  $ 0.87     --     --
Number of accumulation units outstanding at end of period (000 omitted)        124      98      53      40      --     --     --
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.11  $ 1.07  $ 1.01  $ 0.78  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.19  $ 1.11  $ 1.07  $ 1.01  $ 0.78     --     --
Number of accumulation units outstanding at end of period (000 omitted)        339     399     377     130       9     --     --
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.44  $ 1.28  $ 1.09  $ 0.77  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.68  $ 1.44  $ 1.28  $ 1.09  $ 0.77     --     --
Number of accumulation units outstanding at end of period (000 omitted)        376     391     303     154      25     --     --
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.28  $ 1.27  $ 1.18  $ 0.96  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.38  $ 1.28  $ 1.27  $ 1.18  $ 0.96     --     --
Number of accumulation units outstanding at end of period (000 omitted)        402     397     349     301      18     --     --
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.45  $ 1.34  $ 1.13  $ 0.79  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.65  $ 1.45  $ 1.34  $ 1.13  $ 0.79     --     --
Number of accumulation units outstanding at end of period (000 omitted)        248     220     170     121      33     --     --
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                              $ 1.31  $ 1.29  $ 1.20  $ 1.04  $ 1.00     --     --
Accumulation unit value at end of period                                    $ 1.39  $ 1.31  $ 1.29  $ 1.20  $ 1.04     --     --
Number of accumulation units outstanding at end of period (000 omitted)      1,600   1,586   1,442     995      38     --     --
--------------------------------------------------------------------------------------------------------------------------------



70 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                        2006     2005     2004     2003    2002    2001    2000
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                            $ 1.15   $ 1.10   $ 1.00   $0.79   $0.99   $1.07   $1.00
Accumulation unit value at end of period                                  $ 1.32   $ 1.15   $ 1.10   $1.00   $0.79   $0.99   $1.07
Number of accumulation units outstanding at end of period (000 omitted)      343      383      455     530     379     287      --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                            $ 1.29   $ 1.17   $ 1.01   $0.80   $1.00      --      --
Accumulation unit value at end of period                                  $ 1.64   $ 1.29   $ 1.17   $1.01   $0.80      --      --
Number of accumulation units outstanding at end of period (000 omitted)      419      350      360     178      33      --      --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                            $ 1.11   $ 1.07   $ 1.00   $0.81   $1.00      --      --
Accumulation unit value at end of period                                  $ 1.22   $ 1.11   $ 1.07   $1.00   $0.81      --      --
Number of accumulation units outstanding at end of period (000 omitted)        3        3        6       4       1      --      --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                            $ 0.71   $ 0.64   $ 0.55   $0.42   $0.60   $0.92   $1.00
Accumulation unit value at end of period                                  $ 0.75   $ 0.71   $ 0.64   $0.55   $0.42   $0.60   $0.92
Number of accumulation units outstanding at end of period (000 omitted)      285      280      279     233     163     265      35
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                            $ 1.07   $ 1.05   $ 1.05   $1.06   $1.06   $1.03   $1.00
Accumulation unit value at end of period                                  $ 1.10   $ 1.07   $ 1.05   $1.05   $1.06   $1.06   $1.03
Number of accumulation units outstanding at end of period (000 omitted)      646      695      691     813     697     554      53
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 3.50%
AND 3.56%, RESPECTIVELY.
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/21/2002)
Accumulation unit value at beginning of period                            $ 1.13   $ 1.11   $ 1.08   $1.04   $1.00      --      --
Accumulation unit value at end of period                                  $ 1.16   $ 1.13   $ 1.11   $1.08   $1.04      --      --
Number of accumulation units outstanding at end of period (000 omitted)    1,120    1,133    1,115     572      63      --      --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND
(5/21/2002)
Accumulation unit value at beginning of period                            $ 1.44   $ 1.28   $ 1.10   $0.78   $1.00      --      --
Accumulation unit value at end of period                                  $ 1.71   $ 1.44   $ 1.28   $1.10   $0.78      --      --
Number of accumulation units outstanding at end of period (000 omitted)      367      326      294     140      26      --      --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (5/21/2002)
Accumulation unit value at beginning of period                            $ 1.13   $ 1.05   $ 0.98   $0.81   $1.00      --      --
Accumulation unit value at end of period                                  $ 1.24   $ 1.13   $ 1.05   $0.98   $0.81      --      --
Number of accumulation units outstanding at end of period (000 omitted)       33       24       28      24      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                            $ 1.00       --       --      --      --      --      --
Accumulation unit value at end of period                                  $ 1.08       --       --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)      377       --       --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/30/2000)
Accumulation unit value at beginning of period                            $ 0.88   $ 0.85   $ 0.78   $0.61   $0.80   $0.92   $1.00
Accumulation unit value at end of period                                  $ 1.00   $ 0.88   $ 0.85   $0.78   $0.61   $0.80   $0.92
Number of accumulation units outstanding at end of period (000 omitted)      811      799      771     748     360     112       7
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
(5/30/2000)
Accumulation unit value at beginning of period                            $ 1.18   $ 1.17   $ 1.17   $1.17   $1.11   $1.06   $1.00
Accumulation unit value at end of period                                  $ 1.21   $ 1.18   $ 1.17   $1.17   $1.17   $1.11   $1.06
Number of accumulation units outstanding at end of period (000 omitted)      861      873      916     849     645      30      --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/21/2002)
Accumulation unit value at beginning of period                            $ 1.34   $ 1.28   $ 1.08   $0.79   $1.00      --      --
Accumulation unit value at end of period                                  $ 1.59   $ 1.34   $ 1.28   $1.08   $0.79      --      --
Number of accumulation units outstanding at end of period (000 omitted)       78       77       86      54      21      --      --
----------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND (1/29/2003)
Accumulation unit value at beginning of period                            $ 1.25   $ 1.28   $ 1.21   $1.00      --      --      --
Accumulation unit value at end of period                                  $ 1.37   $ 1.25   $ 1.28   $1.21      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)        5        5        5      14      --      --      --
----------------------------------------------------------------------------------------------------------------------------------



71 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                        2006    2005    2004    2003   2002   2001   2000
----------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND* (1/29/2003)
Accumulation unit value at beginning of period                            $1.89   $1.69   $1.43   $1.00     --     --     --
Accumulation unit value at end of period                                  $2.33   $1.89   $1.69   $1.43     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)       5       3       1       1     --     --     --
* STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND LIQUIDATED ON APRIL 30, 2007
----------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND* (1/29/2003)
Accumulation unit value at beginning of period                            $1.06   $1.05   $1.01   $1.00     --     --     --
Accumulation unit value at end of period                                  $1.09   $1.06   $1.05   $1.01     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)       7      12      13      13     --     --     --
* STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND LIQUIDATED ON APRIL 30, 2007
----------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST LARGE CAP RELATIVE VALUE FUND (1/29/2003)
Accumulation unit value at beginning of period                            $1.57   $1.46   $1.29   $1.00     --     --     --
Accumulation unit value at end of period                                  $1.81   $1.57   $1.46   $1.29     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)      36      40      43      26     --     --     --
----------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST LARGE CAP VALUE EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                            $1.48   $1.44   $1.26   $1.00     --     --     --
Accumulation unit value at end of period                                  $1.79   $1.48   $1.44   $1.26     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)      10      10       8       8     --     --     --
----------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                            $1.72   $1.52   $1.32   $1.00     --     --     --
Accumulation unit value at end of period                                  $1.89   $1.72   $1.52   $1.32     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)       9       9      24       8     --     --     --
----------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                            $1.92   $1.73   $1.41   $1.00     --     --     --
Accumulation unit value at end of period                                  $2.20   $1.92   $1.73   $1.41     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)      15      15      10      10     --     --     --
----------------------------------------------------------------------------------------------------------------------------



72 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                           2006     2005     2004    2003
------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.52   $ 1.46   $1.35   $1.00
Accumulation unit value at end of period                                     $ 1.68   $ 1.52   $1.46   $1.35
Number of accumulation units outstanding at end of period (000 omitted)         164      179     110      27
------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.64   $ 1.53   $1.35   $1.00
Accumulation unit value at end of period                                     $ 1.88   $ 1.64   $1.53   $1.35
Number of accumulation units outstanding at end of period (000 omitted)          32       32      33       1
------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                               $ 1.00       --      --      --
Accumulation unit value at end of period                                     $ 1.08       --      --      --
Number of accumulation units outstanding at end of period (000 omitted)          --       --      --      --
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.25   $ 1.23   $1.15   $1.00
Accumulation unit value at end of period                                     $ 1.37   $ 1.25   $1.23   $1.15
Number of accumulation units outstanding at end of period (000 omitted)          45       --      --      --
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.47   $ 1.45   $1.40   $1.00
Accumulation unit value at end of period                                     $ 1.57   $ 1.47   $1.45   $1.40
Number of accumulation units outstanding at end of period (000 omitted)          80       86      87       9
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.48   $ 1.44   $1.32   $1.00
Accumulation unit value at end of period                                     $ 1.70   $ 1.48   $1.44   $1.32
Number of accumulation units outstanding at end of period (000 omitted)          31       31      30      47
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.49   $ 1.32   $1.24   $1.00
Accumulation unit value at end of period                                     $ 1.45   $ 1.49   $1.32   $1.24
Number of accumulation units outstanding at end of period (000 omitted)          19       19      20       3
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.68   $ 1.47   $1.30   $1.00
Accumulation unit value at end of period                                     $ 1.84   $ 1.68   $1.47   $1.30
Number of accumulation units outstanding at end of period (000 omitted)       2,760    1,602     814     205
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.40   $ 1.35   $1.34   $1.00
Accumulation unit value at end of period                                     $ 1.47   $ 1.40   $1.35   $1.34
Number of accumulation units outstanding at end of period (000 omitted)          13       21       7       5
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.96   $ 1.69   $1.38   $1.00
Accumulation unit value at end of period                                     $ 2.16   $ 1.96   $1.69   $1.38
Number of accumulation units outstanding at end of period (000 omitted)         488      330     213     143
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.89   $ 1.62   $1.46   $1.00
Accumulation unit value at end of period                                     $ 2.18   $ 1.89   $1.62   $1.46
Number of accumulation units outstanding at end of period (000 omitted)         445      418     246       5
------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (1/29/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                               $ 1.96   $ 1.76   $1.36   $1.00
Accumulation unit value at end of period                                     $ 2.31   $ 1.96   $1.76   $1.36
Number of accumulation units outstanding at end of period (000 omitted)         104      114      78      --
------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.77   $ 1.66   $1.37   $1.00
Accumulation unit value at end of period                                     $ 2.04   $ 1.77   $1.66   $1.37
Number of accumulation units outstanding at end of period (000 omitted)          94       88      85      50
------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.55   $ 1.50   $1.37   $1.00
Accumulation unit value at end of period                                     $ 1.65   $ 1.55   $1.50   $1.37
Number of accumulation units outstanding at end of period (000 omitted)          --        7      --       5
------------------------------------------------------------------------------------------------------------



73 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                           2006     2005     2004    2003
------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.50   $ 1.38   $1.25   $1.00
Accumulation unit value at end of period                                     $ 1.75   $ 1.50   $1.38   $1.25
Number of accumulation units outstanding at end of period (000 omitted)         611      526     516     349
------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.68   $ 1.55   $1.34   $1.00
Accumulation unit value at end of period                                     $ 2.00   $ 1.68   $1.55   $1.34
Number of accumulation units outstanding at end of period (000 omitted)         186      154     105      44
------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.34   $ 1.31   $1.22   $1.00
Accumulation unit value at end of period                                     $ 1.41   $ 1.34   $1.31   $1.22
Number of accumulation units outstanding at end of period (000 omitted)           2        2       2       2
------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.43   $ 1.39   $1.33   $1.00
Accumulation unit value at end of period                                     $ 1.59   $ 1.43   $1.39   $1.33
Number of accumulation units outstanding at end of period (000 omitted)          24       22      21      --
------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.28   $ 1.27   $1.17   $1.00
Accumulation unit value at end of period                                     $ 1.40   $ 1.28   $1.27   $1.17
Number of accumulation units outstanding at end of period (000 omitted)         531      435     401     240
------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.90   $ 1.66   $1.30   $1.00
Accumulation unit value at end of period                                     $ 2.44   $ 1.90   $1.66   $1.30
Number of accumulation units outstanding at end of period (000 omitted)          89       94      97      12
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.41   $ 1.37   $1.31   $1.00
Accumulation unit value at end of period                                     $ 1.49   $ 1.41   $1.37   $1.31
Number of accumulation units outstanding at end of period (000 omitted)         314      284     126      59
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.90   $ 1.70   $1.46   $1.00
Accumulation unit value at end of period                                     $ 2.19   $ 1.90   $1.70   $1.46
Number of accumulation units outstanding at end of period (000 omitted)          42       15      12       4
------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.19   $ 1.19   $1.11   $1.00
Accumulation unit value at end of period                                     $ 1.27   $ 1.19   $1.19   $1.11
Number of accumulation units outstanding at end of period (000 omitted)          51       52      51      21
------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.81   $ 1.68   $1.44   $1.00
Accumulation unit value at end of period                                     $ 2.04   $ 1.81   $1.68   $1.44
Number of accumulation units outstanding at end of period (000 omitted)          30       40      33      29
------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.14   $ 1.14   $1.07   $1.00
Accumulation unit value at end of period                                     $ 1.20   $ 1.14   $1.14   $1.07
Number of accumulation units outstanding at end of period (000 omitted)       2,256    1,716     851     141
------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.45   $ 1.40   $1.29   $1.00
Accumulation unit value at end of period                                     $ 1.65   $ 1.45   $1.40   $1.29
Number of accumulation units outstanding at end of period (000 omitted)           7        2       2      --
------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.69   $ 1.53   $1.34   $1.00
Accumulation unit value at end of period                                     $ 2.12   $ 1.69   $1.53   $1.34
Number of accumulation units outstanding at end of period (000 omitted)          53       51      54      41
------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                               $ 1.38   $ 1.33   $1.26   $1.00
Accumulation unit value at end of period                                     $ 1.50   $ 1.38   $1.33   $1.26
Number of accumulation units outstanding at end of period (000 omitted)          --       --      --      --
------------------------------------------------------------------------------------------------------------



74 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                      2006    2005    2004   2003
----------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.70  $ 1.54  $1.32  $1.00
Accumulation unit value at end of period                                $ 1.76  $ 1.70  $1.54  $1.32
Number of accumulation units outstanding at end of period (000 omitted)      2       2      2     --
----------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (1/29/2003)
Accumulation unit value at beginning of period                          $ 0.98  $ 0.98  $0.99  $1.00
Accumulation unit value at end of period                                $ 1.01  $ 0.98  $0.98  $0.99
Number of accumulation units outstanding at end of period (000 omitted)     91      70    179     55
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND
AT DEC. 31, 2006 WERE 2.67% AND 2.70%, RESPECTIVELY.
----------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.05  $ 1.05  $1.02  $1.00
Accumulation unit value at end of period                                $ 1.07  $ 1.05  $1.05  $1.02
Number of accumulation units outstanding at end of period (000 omitted)    547     165    169     63
----------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO -
DIVERSIFIED EQUITY INCOME FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.86  $ 1.67  $1.44  $1.00
Accumulation unit value at end of period                                $ 2.18  $ 1.86  $1.67  $1.44
Number of accumulation units outstanding at end of period (000 omitted)  1,033     512     31      9
----------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.38  $ 1.29  $1.22  $1.00
Accumulation unit value at end of period                                $ 1.50  $ 1.38  $1.29  $1.22
Number of accumulation units outstanding at end of period (000 omitted)     --      --     --     --
----------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                          $ 1.10  $ 1.05  $1.00     --
Accumulation unit value at end of period                                $ 1.24  $ 1.10  $1.05     --
Number of accumulation units outstanding at end of period (000 omitted)  1,183   1,307    818     --
----------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.42  $ 1.39  $1.28  $1.00
Accumulation unit value at end of period                                $ 1.61  $ 1.42  $1.39  $1.28
Number of accumulation units outstanding at end of period (000 omitted)     38      48     30     22
----------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO -
SHORT DURATION U.S. GOVERNMENT FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 0.98  $ 0.98  $0.99  $1.00
Accumulation unit value at end of period                                $ 1.00  $ 0.98  $0.98  $0.99
Number of accumulation units outstanding at end of period (000 omitted)    641     492    399    234
----------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.71  $ 1.64  $1.40  $1.00
Accumulation unit value at end of period                                $ 2.02  $ 1.71  $1.64  $1.40
Number of accumulation units outstanding at end of period (000 omitted)    648     720    337      3
----------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.22  $ 1.25  $1.20  $1.00
Accumulation unit value at end of period                                $ 1.33  $ 1.22  $1.25  $1.20
Number of accumulation units outstanding at end of period (000 omitted)     19      26     20      7
----------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND* (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.85  $ 1.67  $1.42  $1.00
Accumulation unit value at end of period                                $ 2.26  $ 1.85  $1.67  $1.42
Number of accumulation units outstanding at end of period (000 omitted)     --     --      --     --
* STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND LIQUIDATED ON APRIL 30, 2007.
----------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND* (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.02  $ 1.02  $1.00  $1.00
Accumulation unit value at end of period                                $ 1.05  $ 1.02  $1.02  $1.00
Number of accumulation units outstanding at end of period (000 omitted)     15      15     14      7
* STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND LIQUIDATED ON APRIL 30, 2007.
----------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST LARGE CAP RELATIVE VALUE FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.53  $ 1.43  $1.27  $1.00
Accumulation unit value at end of period                                $ 1.75  $ 1.53  $1.43  $1.27
Number of accumulation units outstanding at end of period (000 omitted)     --      --     --     --
----------------------------------------------------------------------------------------------------



75 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                      2006    2005    2004   2003
----------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST LARGE CAP VALUE EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.45  $ 1.42  $1.26  $1.00
Accumulation unit value at end of period                                $ 1.74  $ 1.45  $1.42  $1.26
Number of accumulation units outstanding at end of period (000 omitted)      9      22     16      6
----------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.68  $ 1.50  $1.30  $1.00
Accumulation unit value at end of period                                $ 1.83  $ 1.68  $1.50  $1.30
Number of accumulation units outstanding at end of period (000 omitted)      2       2      2      2
----------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                          $ 1.86  $ 1.70  $1.39  $1.00
Accumulation unit value at end of period                                $ 2.13  $ 1.86  $1.70  $1.39
Number of accumulation units outstanding at end of period (000 omitted)      8      10      5      2
----------------------------------------------------------------------------------------------------



76 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                                               p.3
Rating Agencies                                                           p.4
Revenues Received During Calendar Year 2006                               p.4
Principal Underwriter                                                     p.5
Independent Registered Public Accounting Firm                             p.5
Condensed Financial Information (Unaudited)                               p.6
Financial Statements



77 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

RIVERSOURCE [LOGO](SM)
      ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

          RiverSource Distributors, Inc. (Distributor), Member NASD.

                 Insurance and annuity products are issued by
                      RiverSource Life Insurance Company.

           (C) 2007 Ameriprise Financial, Inc. All rights reserved.

45281 K (5/07)

PROSPECTUS

MAY 1, 2007
RIVERSOURCE(R)
ENDEAVOR SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust

Credit Suisse Trust

Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class

Eaton Vance Variable Trust (VT)

Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2 Goldman Sachs Variable Insurance Trust (VIT)

Janus Aspen Series: Service Shares
Legg Mason Partners Variable Portfolios I, Inc.
Legg Mason Partners Variable

MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares

PIMCO VIT

Putnam Variable Trust - Class IB Shares

RiverSource(R) Variable Portfolio Funds

The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


1 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                7
CONDENSED FINANCIAL INFORMATION                                               14
FINANCIAL STATEMENTS                                                          14
THE VARIABLE ACCOUNT AND THE FUNDS                                            14
GUARANTEE PERIOD ACCOUNTS (GPAS)                                              31
THE FIXED ACCOUNT                                                             32
BUYING YOUR CONTRACT                                                          34
CHARGES                                                                       36
VALUING YOUR INVESTMENT                                                       43
MAKING THE MOST OF YOUR CONTRACT                                              45
WITHDRAWALS                                                                   54
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                          54
CHANGING OWNERSHIP                                                            55
BENEFITS IN CASE OF DEATH                                                     55
OPTIONAL BENEFITS                                                             58
THE ANNUITY PAYOUT PERIOD                                                     74
TAXES                                                                         76
VOTING RIGHTS                                                                 79
SUBSTITUTION OF INVESTMENTS                                                   80
ABOUT THE SERVICE PROVIDERS                                                   80
ADDITIONAL INFORMATION                                                        82
APPENDICES TABLE OF CONTENTS AND
   CROSS-REFERENCE TABLE                                                      83
APPENDIX A: EXAMPLE --
   MARKET VALUE ADJUSTMENT (MVA)                                              84
APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES                                     86
APPENDIX C: EXAMPLE -- DEATH BENEFITS                                         89
APPENDIX D: EXAMPLE --
   ACCUMULATION PROTECTOR BENEFIT(SM) RIDER                                   92
APPENDIX E: EXAMPLE -- SECURESOURCE(SM) RIDERS                                94
APPENDIX F: SECURESOURCE(SM) RIDERS --
   ADDITIONAL RMD DISCLOSURE                                                  98
APPENDIX G: EXAMPLE --
   BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER                                  99
APPENDIX H: EXAMPLE --
   BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER                            101
APPENDIX I: PURCHASE PAYMENT CREDITS FOR
   ELIGIBLE CONTRACTS                                                        103
APPENDIX J: ASSET ALLOCATION PROGRAM FOR
   CONTRACTS PURCHASED BEFORE MAY 1, 2006                                    104
APPENDIX K: GUARANTOR WITHDRAWAL
   BENEFIT FOR LIFE(SM) RIDER DISCLOSURE                                     105
APPENDIX L: GUARANTOR(SM) WITHDRAWAL
   BENEFIT RIDER DISCLOSURE                                                  117
APPENDIX M: INCOME ASSURER BENEFIT(SM) RIDERS                                125
APPENDIX N: CONDENSED FINANCIAL INFORMATION
   (UNAUDITED)                                                               134
TABLE OF CONTENTS OF THE STATEMENT OF
   ADDITIONAL INFORMATION                                                    142


CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.



2 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o    Roth IRAs under Section 408A of the Code

o    Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the
     Code

o    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


3 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


4 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:

o "Tax Free" Exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

o Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

o Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 76)

o Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

o How long you plan to keep the contract: The contract has withdrawal charges. (p. 7) Does the contract meet your current and anticipated future needs for liquidity?

o If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?

o The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (p. 7)

o How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (p. 54)

o Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

o Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (p. 51)



5 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among the:

o subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p.
     44)

o GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 31)

o one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 34 & 50)

o DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account"). (p. 32)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 50)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p.
54)

OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits (p. 73). We also offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protection Benefit(SM) Rider" p. 58) and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (SecureSource(SM) - Single Life) or the lifetime of you and your spouse (SecureSource(SM) - Joint Life) ("SecureSource(SM) Riders" p. 61). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year (p. 58). We previously offered other optional living benefits (p. 72). Optional benefits vary by state and may have eligibility requirements.

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 55)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (p. 74)



6 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

          SEVEN-YEAR SCHEDULE                        FIVE-YEAR SCHEDULE*

YEARS FROM PURCHASE   WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
PAYMENT RECEIPT           PERCENTAGE        PAYMENT RECEIPT        PERCENTAGE
1                            8%                   1                     8%
2                            8                    2                     7
3                            7                    3                     6
4                            7                    4                     4
5                            6                    5                     2
6                            5                    Thereafter            0
7                            3
Thereafter                   0

* The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                                AND YOUR AIR IS 3.5%, THEN            AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:      YOUR DISCOUNT RATE PERCENT (%) IS:    YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                     5.90%                                 7.40%
Five-year withdrawal charge schedule                      6.15%                                 7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                     6.10%                                 6.25%
Five-year withdrawal charge schedule                      7.70%                                 7.85%

FOR ALL OTHER CONTRACTS

                                                AND YOUR AIR IS 3.5%, THEN            AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:      YOUR DISCOUNT RATE PERCENT (%) IS:    YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                      6.00%                                 7.50%
Five-year withdrawal charge schedule                       6.15%                                 7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                      6.20%                                 6.35%
Five-year withdrawal charge schedule                       7.70%                                 7.85%


7 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                  MORTALITY AND       VARIABLE ACCOUNT      TOTAL VARIABLE
                                EXPENSE RISK FEE   ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP Death Benefit                      0.90%               0.15%                 1.05%
MAV Death Benefit                      1.10                0.15                  1.25
5% Accumulation Death Benefit          1.25                0.15                  1.40
Enhanced Death Benefit                 1.30                0.15                  1.45
NONQUALIFIED ANNUITIES
ROP Death Benefit                      1.05                0.15                  1.20
MAV Death Benefit                      1.25                0.15                  1.40
5% Accumulation Death Benefit          1.40                0.15                  1.55
Enhanced Death Benefit                 1.45                0.15                  1.60

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                   MORTALITY AND       VARIABLE ACCOUNT      TOTAL VARIABLE
                                 EXPENES RISK FEE   ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP Death Benefit                       1.00%                0.15%               1.15%
MAV Death Benefit                       1.20                 0.15                1.35
5% Accumulation Death Benefit           1.35                 0.15                1.50
Enhanced Death Benefit                  1.40                 0.15                1.55
NONQUALIFIED ANNUITIES
ROP Death Benefit                       1.15                 0.15                1.30
MAV Death Benefit                       1.35                 0.15                1.50
5% Accumulation Death Benefit           1.50                 0.15                1.65
Enhanced Death Benefit                  1.55                 0.15                1.70
FIVE-YEAR WITHDRAWAL CHARGE
SCHEDULE FOR ALL CONTRACTS
QUALIFIED ANNUITIES
ROP Death Benefit                       1.20%                0.15%               1.35%
MAV Death Benefit                       1.40                 0.15                1.55
5% Accumulation Death Benefit           1.55                 0.15                1.70
Enhanced Death Benefit                  1.60                 0.15                1.75
NONQUALIFIED ANNUITIES
ROP Death Benefit                       1.35                 0.15                1.50
MAV Death Benefit                       1.55                 0.15                1.70
5% Accumulation Death Benefit           1.70                 0.15                1.85
Enhanced Death Benefit                  1.75                 0.15                1.90


8 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE        $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE        0.25%

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE   0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE    MAXIMUM: 1.75%   CURRENT: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

SECURESOURCE(SM) -- SINGLE LIFE RIDER FEE(1)    MAXIMUM: 1.50%   CURRENT: 0.65%

SECURESOURCE(SM) -- JOINT LIFE RIDER FEE(1)     MAXIMUM: 1.75%   CURRENT: 0.85%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)


OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM)
RIDER FEE(1)                                   MAXIMUM: 1.50%   CURRENT: 0.65%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE(1)  MAXIMUM: 1.50%   CURRENT: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM)-MAV RIDERFEE        MAXIMUM: 1.50%   CURRENT: 0.30%(2)

INCOME ASSURER BENEFIT(SM) -- 5%
   ACCUMULATION BENEFIT BASE RIDER FEE         MAXIMUM: 1.75%   CURRENT: 0.60%(2)

INCOME ASSURER BENEFIT(SM) -- GREATER OF
MAV OR 5% ACCUMULATION BENEFIT
BASE RIDER FEE                                 MAXIMUM: 2.00%   CURRENT: 0.65%(2)

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) In states where the SecureSource(SM) riders are not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where both the SecureSource(SM) riders and the Guarantor Withdrawal Benefit for Life(SM) rider are not available, you may select the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L.

(2) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) -- MAV -- 0.55%,
     Income Assurer Benefit(SM) -- 5% Accumulation Benefit Base -- 0.70%; and
     Income Assurer Benefit(SM) -- Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.



9 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                  MINIMUM   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements    0.51%     1.86%

(a)  Each fund deducts management fees and other expenses from fund assets.
     Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted
     12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
     Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                               GROSS TOTAL
                                                                                 MANAGEMENT  12b-1    OTHER      ANNUAL
                                                                                    FEES     FEES   EXPENSES    EXPENSES
AIM V.I. Basic Value Fund,Series II Shares                                           0.72%    0.25%   0.30%**  1.27%(1),(2)
AIM V.I. Capital Appreciation Fund, Series II Shares                                 0.61     0.25    0.30**   1.16(1)
AIM V.I. Capital Development Fund, Series II Shares                                  0.75     0.25    0.35**   1.35(1),(2)
AIM V.I. Global Health Care Fund, Series II Shares                                   0.75     0.25    0.36**   1.36(1)
AIM V.I. International Growth Fund, Series II Shares                                 0.72     0.25    0.39**   1.36(1)
AIM V.I. Mid Cap Core Equity Fund, Series II Shares                                  0.72     0.25    0.34**   1.31(1)
AllianceBernstein VPS Balanced Shares Portfolio (Class B)                            0.55     0.25    0.18     0.98
AllianceBernstein VPS Global Technology Portfolio (Class B)                          0.75     0.25    0.18     1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                          0.55     0.25    0.06     0.86
AllianceBernstein VPS International Value Portfolio (Class B)                        0.75     0.25    0.10     1.10
American Century VP Inflation Protection, Class II                                   0.49     0.25    0.01     0.75
American Century VP Mid Cap Value, Class II                                          0.90     0.25      --     1.15
American Century VP Ultra(R), Class II                                               0.90     0.25      --     1.15
American Century VP Value, Class II                                                  0.83     0.25      --     1.08
Columbia High Yield Fund, Variable Series, Class B                                   0.55     0.25    0.32     1.12(3)
Columbia Marsico Growth Fund, Variable Series, Class A                               0.74       --    0.27     1.01(3)
Columbia Marsico International Opportunities Fund, Variable Series, Class B          0.80     0.25    0.32     1.37(3)
Columbia Small Cap Value Fund, Variable Series, Class B                              0.80     0.25    0.11     1.16(4)
Credit Suisse Trust -- Commodity Return Strategy Portfolio                           0.50     0.25    0.51     1.26(5)
Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares                 0.75     0.25    0.06**   1.06(6)
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares              0.75     0.25    0.07     1.07
Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares      0.75     0.25    0.28     1.28
Dreyfus Variable Investment Fund International Value Portfolio, Service Shares       1.00     0.25    0.19     1.44(6)
Eaton Vance VT Floating-Rate Income Fund                                             0.57     0.25    0.37     1.19
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                              0.57     0.25    0.09     0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                                     0.57     0.25    0.12     0.94
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                      0.32     0.25    0.12     0.69
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                    0.57     0.25    0.11     0.93



10 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                              GROSS TOTAL
                                                                                 MANAGEMENT  12b-1   OTHER       ANNUAL
                                                                                    FEES      FEES  EXPENSES    EXPENSES
Fidelity(R) VIP Overseas Portfolio Service Class 2                                   0.72%    0.25%   0.16%       1.13%
FTVIPT Franklin Income Securities Fund -- Class 2                                    0.46     0.25    0.01        0.72
FTVIPT Franklin Rising Dividends Securities Fund -- Class 2                          0.60     0.25    0.03**      0.88(7)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                       0.48     0.25    0.30**      1.03(7)
FTVIPT Mutual Shares Securities Fund -- Class 2                                      0.60     0.25    0.21        1.06
FTVIPT Templeton Global Income Securities Fund -- Class 2                            0.56     0.25    0.16        0.97
FTVIPT Templeton Growth Securities Fund -- Class 2                                   0.74     0.25    0.04        1.03
Goldman Sachs VIT Mid Cap Value Fund -- Institutional Shares                         0.80       --    0.07        0.87(8)
Goldman Sachs VIT Structured U.S. Equity Fund -- Institutional Shares                0.65       --    0.07        0.72(8)
Janus Aspen Series Large Cap Growth Portfolio: Service Shares                        0.64     0.25    0.05**      0.94
Legg Mason Partners Variable Small Cap Growth Portfolio, Class I                     0.75       --    0.21**      0.96
MFS(R) New Discovery Series -- Service Class                                         0.90     0.25    0.13        1.28
MFS(R) Total Return Series -- Service Class                                          0.75     0.25    0.10        1.10(9)
MFS(R) Utilities Series -- Service Class                                             0.75     0.25    0.11        1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares                             0.64     0.25    0.03**      0.92(10)
Oppenheimer Global Securities Fund/VA, Service Shares                                0.62     0.25    0.04**      0.91(10)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                            0.72     0.25    0.03**      1.00(10)
Oppenheimer Strategic Bond Fund/VA, Service Shares                                   0.62     0.25    0.02**      0.89(10)
PIMCO VIT All Asset Portfolio, Advisor Share Class                                   0.18     0.25    0.86**      1.29
Putnam VT Health Sciences Fund -- Class IB Shares                                    0.70     0.25    0.15**      1.10
Putnam VT International Equity Fund -- Class IB Shares                               0.74     0.25    0.19**      1.18
Putnam VT Small Cap Value Fund -- Class IB Shares                                    0.76     0.25    0.09**      1.10
Putnam VT Vista Fund -- Class IB Shares                                              0.65     0.25    0.15**      1.05
RiverSource(R) Variable Portfolio -- Cash Management Fund                            0.33     0.13    0.14        0.60(11)
RiverSource(R) Variable Portfolio -- Diversified Bond Fund                           0.46     0.13    0.15**      0.74(11)
RiverSource(R) Variable Portfolio -- Diversified Equity Income Fund                  0.64     0.13    0.14**      0.91(11),(12)
RiverSource(R) Variable Portfolio -- Emerging Markets Fund                           1.13     0.13    0.25**      1.51(11),(12)
RiverSource(R) Variable Portfolio -- Fundamental Value Fund                          0.72     0.13    0.17**      1.02(11),(12),(13)
RiverSource(R) Variable Portfolio -- Global Inflation Protected Securities Fund      0.44     0.13    0.15**      0.72(11),(13)
RiverSource(R) Variable Portfolio -- Growth Fund                                     0.71     0.13    0.17**      1.01(11),(12)
RiverSource(R) Variable Portfolio -- High Yield Bond Fund                            0.59     0.13    0.16**      0.88(11)
RiverSource(R) Variable Portfolio -- Income Opportunities Fund                       0.61     0.13    0.16**      0.90(11),(13)
RiverSource(R) Variable Portfolio -- International Opportunity Fund                  0.76     0.13    0.19**      1.08(11),(12)
RiverSource(R) Variable Portfolio -- Large Cap Equity Fund                           0.57     0.13    0.13**      0.83(11),(12)
RiverSource(R) Variable Portfolio -- Mid Cap Growth Fund                             0.60     0.13    0.15**      0.88(11),(12),(13)
RiverSource(R) Variable Portfolio -- Mid Cap Value Fund                              0.72     0.13    0.22**      1.07(11),(12),(13)
RiverSource(R) Variable Portfolio -- S&P 500 Index Fund                              0.22     0.13    0.16**      0.51(11),(13)
RiverSource(R) Variable Portfolio -- Select Value Fund                               0.72     0.13    0.37**      1.22(11),(12),(13)
RiverSource(R) Variable Portfolio -- Short Duration U.S. Government Fund             0.48     0.13    0.16**      0.77(11)
RiverSource(R) Variable Portfolio -- Small Cap Value Fund                            1.00     0.13    0.19**      1.32(11),(12),(13)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares                 0.56     0.25    0.03        0.84
Van Kampen UIF Global Real Estate Portfolio, Class II Shares                         0.85     0.35    0.66        1.86(14)
Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares                             0.75     0.35    0.31        1.41(14)



11 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              GROSS TOTAL
                                                             MANAGEMENT    12b-1     OTHER      ANNUAL
                                                                FEES       FEES    EXPENSES    EXPENSES
Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares       0.73%      0.35%    0.28%      1.36%(14)
Wanger International Small Cap                                   0.91         --     0.10       1.01
Wanger U.S. Smaller Companies                                    0.90         --     0.05       0.95

* The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)  Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
     Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund, Series
     II Shares.

(3) The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees. The Fund's Investment Adviser and Distributor have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses (subject to certain exclusions) through April 30, 2008. After fee waivers and expense reimbursements net expenses would be 0.66% for Columbia High Yield Fund, Variable Series,
     Class B. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

(4) Other expenses have been restated to reflect contractual changes to fees paid by the Fund. The Fund's Advisor and Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses (subject to certain exclusions). After fee waivers and expense reimbursements net expenses would be 1.10% for Columbia Small Cap Value Fund, Variable
     Series, Class B. This arrangement may be modified or terminated by the advisor or distributor at any time.

(5) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.

(6) The Dreyfus Corporation has agreed, until Dec. 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus
     Investment Portfolios MidCap Stock Portfolio, Service Shares and 1.40% for Dreyfus Variable Investment Fund International Value Portfolio,
     Service Shares.

(7) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission
     (SEC). After fee reductions net expenses would be 0.87% for FTVIPT
     Franklin Rising Dividends Securities Fund - Class 2 and 1.02% for FTVIPT
     Franklin Small-Mid Cap Growth Securities Fund - Class 2.

(8) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
     Investment Adviser has voluntarily agreed to limit "Other expenses"
     (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares and 0.044% of the Fund's average daily net assets for Goldman Sachs VIT Structured U.S.
     Equity Fund - Institutional Shares. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(9)  The Fund's management fee as set forth in its Investment Advisory
     Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
     Board of Trustees.

(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
     Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(11) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(12) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for RiverSource(R)
     Variable Portfolio - Fundamental Value Fund, 0.10% for RiverSource(R)
     Variable Portfolio - Mid Cap Growth Fund and 0.06% for RiverSource(R)
     Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
     Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets
     Fund, 0.11% for RiverSource(R) Variable Portfolio - Growth Fund, 0.01% for RiverSource(R) Variable Portfolio - International Opportunity Fund,
     0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity Fund,
     0.02% for RiverSource(R) Variable Portfolio - Mid Cap Value Fund and
     0.05% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.07% for RiverSource(R) Variable Portfolio - Fundamental
     Value Fund, 0.72% for RiverSource(R) Variable Portfolio - Global
     Inflation Protected Securities Fund, 0.99% for RiverSource(R) Variable
     Portfolio - Income Opportunities Fund, 1.00% for RiverSource(R) Variable
     Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(R) Variable
     Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(R) Variable
     Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R) Variable
     Portfolio - Select Value Fund and 1.20% for RiverSource(R) Variable
     Portfolio - Small Cap Value Fund.

(14) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate Portfolio,
     Class II Shares, 1.15% for Van Kampen UIF Mid Cap Growth Portfolio, Class
     II Shares and 1.26% for Van Kampen UIF U.S. Real Estate Portfolio, Class
     II Shares.



12 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENTLY OFFERED

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit SecureSource(SM) - Joint Life rider and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                               IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                       IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                 AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:

NONQUALIFIED ANNUITY               1 YEAR    3 YEARS    5 YEARS    10 YEARS   1 YEAR   3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge
schedule                         $1,355.35  $2,356.83  $3,346.16  $5,417.16  $555.35  $1,656.83  $2,746.16  $5,417.16
Five-year withdrawal charge
schedule                          1,386.10   2,343.19   3,080.45   5,639.02   586.10   1,743.19   2,880.45   5,639.02

QUALIFIED ANNUITY                  1 YEAR    3 YEARS    5 YEARS   10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS

Seven-year withdrawal charge
schedule                         $1,339.97  $2,313.44  $3,278.35  $5,303.61  $539.97  $1,613.44  $2,678.35  $5,303.61
Five-year withdrawal charge
schedule                          1,370.72   2,300.08   3,013.52   5,528.96   570.72   1,700.08   2,813.52   5,528.96


PREVIOUSLY OFFERED

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds for contracts we offered prior to May 1, 2007. They assume that you selected the MAV Death Benefit, Income Assurer Benefit(SM) -- Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                               IF YOU DO NOT WITHDRAW YOUR CONTRACTD:
                                       IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                 AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:

NONQUALIFIED ANNUITY               1 YEAR    3 YEARS    5 YEARS    10 YEARS  1 YEARS   3 YEARS    5 YEARS     10 YEAR
Seven-year withdrawal charge
schedule for contracts
purchased on or after
May 1, 2006 and if
available in your state          $1,385.97  $2,479.80  $3,603.43  $6,197.81  $585.97  $1,779.80  $3,003.43   $6,197.81
Seven-year withdrawal charge
schedule for all other
contracts                         1,396.22   2,509.09   3,649.71   6,276.92   596.22   1,809.09   3,049.71    6,276.92
Five-year withdrawal charge
schedule                          1,416.72   2,467.47   3,341.67   6,432.62   616.72   1,867.47   3,141.67    6,432.62

QUALIFIED ANNUITY                  1 YEAR    3 YEARS    5 YEARS    10 YEARS   1 YEAR   3 YEARS    5 YEARS    10 YEARS

Seven-year withdrawal charge
schedule for contracts
purchased on or after
May 1, 2006 and if
available in your state          $1,370.60  $2,435.76  $3,533.64  $6,077.53  $570.60  $1,735.76  $2,933.64   $6,077.53
Seven-year withdrawal charge
schedule for all other
contracts                         1,380.85   2,465.14   3,580.22   6,157.93   580.85   1,765.14   2,980.22    6,157.93
Five-year withdrawal charge
schedule                          1,401.35   2,423.71   3,272.78   6,316.16   601.35   1,823.71   3,072.78    6,316.16



13 RIVERSOURCE ENDEAVOR VARIABLE ANNUITY -- PROSPECTUS

ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits, and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                              IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                 AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:

NONQUALIFIED ANNUITY              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR   3 YEARS  5 YEARS   10 YEARS
Seven-year withdrawal charge
schedule for contracts
purchased on or after
May 1, 2006 and if
available in your state         $  976.10  $1,245.58  $1,539.39  $2,041.10    $176.10  $545.58  $  939.39  $2,041.10
Seven-year withdrawal charge
schedule for all other
contracts                          986.35   1,276.75   1,592.04   2,149.72     186.35   576.75     992.04   2,149.72
Five-year withdrawal charge
schedule                         1,006.85   1,238.90   1,296.67   2,363.78     206.85   638.90   1,096.67   2,363.78

QUALIFIED ANNUITY                 1 YEAR    3 YEARS    5 YEARS   10 YEARS      1 YEAR  3 YEARS    5 YEARS   10 YEARS

Seven-year withdrawal charge
schedule for contracts
purchased on or after
May 1, 2006 and if
available in your state         $  960.72  $1,198.70  $1,460.01  $1,876.15    $160.72  $498.70  $  860.01  $1,876.15
Seven-year withdrawal charge
schedule for all other
contracts                          970.97   1,229.97   1,512.99   1,986.39     170.97   529.97     912.99   1,986.39
Five-year withdrawal charge
schedule                           991.47   1,192.31   1,218.28   2,203.63     191.47   592.31   1,018.28   2,203.63

(1) In these examples, the $40 contract administrative charge is estimated as a .008% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix N.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


14 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

     o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

     o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

     o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

     o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

     o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

     o    REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
          INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.



15 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

          Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

          The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

     o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

          o Compensating, training and educating investment professionals who sell the contracts.

          o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

          o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

          o Providing sub-transfer agency and shareholder servicing to contract owners.

          o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

          o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

          o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

          o Subaccounting, transaction processing, recordkeeping and administration.

     o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

     o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


16 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic          N             Y             Long-term growth of capital. Invests at least 65%   A I M Advisors, Inc.
Value Fund,                                         of its total assets in equity securities of U.S.
Series II Shares                                    issuers that have market capitalizations of
                                                    greater than $500 million and are believed to be
                                                    undervalued in relation to long-term earning
                                                    power or other factors. The fund may invest up to
                                                    25% of its total assets in foreign securities.

AIM V.I. Capital        Y             Y             Growth of capital. Invests principally in common    A I M Advisors, Inc.
Appreciation Fund,                                  stocks of companies likely to benefit from new or
Series II Shares                                    innovative products, services or processes as
                                                    well as those with above-average long-term growth
                                                    and excellent prospects for future growth. The
                                                    fund can invest up to 25% of its total assets in
                                                    foreign securities that involve risks not
                                                    associated with investing solely in the United
                                                    States.

AIM V.I. Capital        Y             Y             Long-term growth of capital. Invests primarily in   A I M Advisors, Inc.
Development Fund,                                   securities (including common stocks, convertible
Series II Shares                                    securities and bonds) of small- and medium-sized
                                                    companies. The Fund may invest up to 25% of its
                                                    total assets in foreign securities.

AIM V.I. Global         Y             Y             Capital growth. The fund seeks to meet its          A I M Advisors, Inc.
Health Care Fund,                                   objective by investing, normally, at least 80% of
Series II Shares                                    its assets in securities of health care industry
                                                    companies. The fund may invest up to 20% of its
                                                    total assets in companies located in developing
                                                    countries, i.e., those countries that are in the
                                                    initial stages of their industrial cycles. The
                                                    fund may also invest up to 5% of its total assets
                                                    in lower-quality debt securities, i.e., junk
                                                    bonds.

AIM V.I.                Y             Y             Long-term growth of capital. Invests primarily in   A I M Advisors, Inc.
International                                       a diversified portfolio of international equity
Growth Fund,                                        securities, whose issuers are considered to have
Series II Shares                                    strong earnings momentum. The fund may invest up
                                                    to 20% of its total assets in security issuers
                                                    located in developing countries and in securities
                                                    exchangeable for or convertible into equity
                                                    securities of foreign companies.



17 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap        N             Y             Long-term growth of capital. Invests normally at    A I M Advisors, Inc.
Core Equity Fund,                                   least 80% of its net assets, plus the amount of
Series II Shares                                    any borrowings for investment purposes, in equity
                                                    securities, including convertible securities, of
                                                    medium sized companies. The fund may invest up to
                                                    20% of its net assets in equity securities of
                                                    companies in other market capitalization ranges
                                                    or in investment grade debt securities. The fund
                                                    may also invest up to 25% of its total assets in
                                                    foreign securities.

AllianceBernstein       N             Y             Total return consistent with reasonable risk,       AllianceBernstein L.P.
VPS Balanced                                        through a combination of income and longer-term
Shares Portfolio                                    growth of capital. Invests primarily in U.S.
(Class B)                                           government and agency obligations, bonds,
                                                    fixed-income and equity securities of non-U.S.
                                                    issuers (including short- and long-term debt
                                                    securities and preferred stocks to the extent the
                                                    Advisor deems best adapted to the current
                                                    economic and market outlook), and common stocks.

AllianceBernstein       Y             Y             Long-term growth of capital. The Fund invests at    AllianceBernstein L.P.
VPS Global                                          least 80% of its net assets in securities of
Technology                                          companies that use technology extensively in the
Portfolio (Class B)                                 development of new or improved products or
                                                    processes. Invests in a global portfolio of
                                                    securities of U.S. and foreign companies selected
                                                    for their growth potential.

AllianceBernstein       Y             Y             Long-term growth of capital. Invests primarily in   AllianceBernstein L.P.
VPS Growth and                                      the equity securities of domestic companies that
Income Portfolio                                    the Advisor deems to be undervalued.
(Class B)

AllianceBernstein       Y             Y             Long-term growth of capital. Invests primarily in    AllianceBernstein L.P.
VPS International                                   a diversified portfolio of equity securities of
Value Portfolio                                     established companies selected from more than 40
(Class B)                                           industries and from more than 40 developed and
                                                    emerging market countries.

American Century        N             Y             Long-term total return. To protect against U.S.     American Century
VP Inflation                                        inflation.                                          Investment Management, Inc.
Protection, Class II

American Century        Y             Y             Long-term capital growth with income as a           American Century
VP Mid Cap Value,                                   secondary objective. Long-term capital growth       Investment Management, Inc.
Class II                                            with income as secondary objective. Invests
                                                    primarily in stocks of companies that management
                                                    believes are undervalued at the time of purchase.
                                                    The fund will invest at least 80% of its assets
                                                    in securities of companies whose market
                                                    capitalization at the time of purchase is within
                                                    the capitalization range of the Russell 3000
                                                    Index, excluding the largest 100 such companies.



18 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
American Century        Y             Y             Long-term capital growth. Analytical research       American Century
VP Ultra(R), Class II                               tools and techniques are used to identify the       Investment Management, Inc.
                                                    stocks of larger-sized companies that appear to
                                                    have the best opportunity of sustaining long-term
                                                    above average growth.

American Century        Y             Y             Long-term capital growth, with income as a          American Century
VP Value, Class II                                  secondary objective. Invests primarily in stocks    Investment Management, Inc.
                                                    of companies that management believes to be
                                                    undervalued at the time of purchase.

Columbia High           Y             Y             High level of current income with capital           Columbia Management
Yield Fund,                                         appreciation as a secondary objective when          Advisors, LLC
Variable Series,                                    consistent with the goal of high current income.
Class B                                             The Fund normally invests at least 80% of its net
                                                    assets (plus any borrowings for investment
                                                    purposes) in high yielding corporate debt
                                                    securities, such as bonds, debentures and notes
                                                    that are rated below investment grade, or unrated
                                                    securities which the Fund's investment advisor
                                                    has determined to be of comparable quality. No
                                                    more than 10% of the Fund's total assets will
                                                    normally be invested in securities rated CCC or
                                                    lower by S&P or Caa or lower by Moody's.

Columbia Marsico        Y             Y             Long-term growth of capital. The Fund invests       Columbia Management
Growth Fund,                                        primarily in equity securities of                   Advisors, LLC (advisor);
Variable Series,                                    large-capitalization companies that are selected    Marsico Capital
Class A                                             for their growth potential. It generally holds a    Management, LLC
                                                    core position of between 35 and 50 common stocks.   (sub-advisor)
                                                    It may hold up to 25% of its assets in foreign
                                                    securities.

Columbia Marsico        Y             Y             Long-term growth of capital. The Fund normally      Columbia Management
International                                       invests at least 65% of its assets in common        Advisors, LLC (advisor);
Opportunities Fund,                                 stocks of foreign companies. While the Fund may     Marsico Capital
Variable Series,                                    invest in companies of any size, it focuses on      Management, LLC
Class B                                             large companies. These companies are selected for   (sub-advisor)
                                                    their long-term growth potential. The Fund
                                                    normally invests in issuers from at least three
                                                    different countries not including the United
                                                    States and generally holds a core position of 35
                                                    to 50 common stocks. The Fund may invest in
                                                    common stocks of companies operating in emerging
                                                    markets.

Columbia Small          Y             Y             Long-term growth by investing primarily in          Columbia Management
Cap Value Fund,                                     smaller capitalization (small-cap) equities.        Advisors, LLC
Variable Series,                                    Under normal market conditions, the Fund invests
Class B                                             at least 80% of its net assets (plus any
                                                    borrowings for investment purposes) in small-cap
                                                    stocks. When purchasing securities for the Fund,
                                                    the advisor generally chooses securities of
                                                    companies it believes are undervalued. The Fund
                                                    may invest up to 10% of its assets in foreign
                                                    securities.



19 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse           Y             Y             Total return. Invests in commodity-linked           Credit Suisse Asset
Trust - Commodity                                   derivative instruments backed by a portfolio of     Management, LLC
Return Strategy                                     short-maturity investment-grade fixed income
Portfolio                                           securities normally having an average duration of
                                                    one year or less.

Dreyfus Investment      N             Y             Investment results greater than the total return    The Dreyfus Corporation
Portfolios MidCap                                   performance of publicly traded common stocks of
Stock Portfolio,                                    medium-sized domestic companies in the aggregate,
Service Shares                                      as represented by the Standard & Poor's Midcap
                                                    400 Index. The portfolio normally invests at
                                                    least 80% of its assets in stocks of mid-size
                                                    companies. The portfolio invests in growth and
                                                    value stocks, which are chosen through a
                                                    disciplined investment process that combines
                                                    computer modeling techniques, fundamental
                                                    analysis and risk management. Consistency of
                                                    returns compared to the S&P 400 is a primary goal
                                                    of the investment process. The portfolio's stock
                                                    investments may include common stocks, preferred
                                                    stocks, convertible securities and depository
                                                    receipts, including those issued in initial
                                                    public offerings or shortly thereafter.

Dreyfus Variable        N             Y             Long-term capital growth consistent with the        The Dreyfus Corporation -
Investment Fund                                     preservation of capital. Its secondary goal is      Fayez Sarofim & Co. is the
Appreciation                                        current income. To pursue these goals, the          portfolio's sub-investment
                                                    portfolio normally invests at least 80% of its      advisor
Portfolio,                                          assets in common stocks. The portfolio focuses on
Service Shares                                      "blue chip" companies with total market
                                                    capitalizations of more than $5 billion at the
                                                    time of purchase, including multinational
                                                    companies. These established companies have
                                                    demonstrated sustained patterns of profitability,
                                                    strong balance sheets, an expanding global
                                                    presence and the potential to achieve
                                                    predictable, above-average earnings growth.

Dreyfus Variable        Y             Y             Capital growth. To pursue this goal, the            The Dreyfus Corporation
Investment Fund                                     portfolio primarily invests in growth stocks of
International                                       foreign companies. Normally, the portfolio
Equity Portfolio,                                   invests at least 80% of its assets in stocks,
Service Shares                                      including common stocks, preferred stocks and
                                                    convertible securities, including those purchased
                                                    in initial public offering.



20 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable        Y             Y             Long-term capital growth. To pursue this goal,      The Dreyfus Corporation
Investment Fund                                     the portfolio normally invests at least 80% of
International                                       its assets in stocks. The portfolio ordinarily
Value Portfolio,                                    invests most of its assets in securities of
Service Shares                                      foreign companies which Dreyfus considers to be
                                                    value companies. The portfolio's stock
                                                    investments may include common stocks, preferred
                                                    stocks and convertible securities, including
                                                    those purchased in initial public offerings or
                                                    shortly thereafter. The portfolio may invest in
                                                    companies of any size. The portfolio may also
                                                    invest in companies located in emerging markets.

Eaton Vance             Y             Y             High level of current income. Non-diversified       Eaton Vance Management
VT Floating-Rate                                    mutual fund that normally invests primarily in
Income Fund                                         senior floating rate loans ("Senior Loans").
                                                    Senior Loans typically are of below investment
                                                    grade quality and have below investment grade
                                                    credit ratings, which ratings are associated with
                                                    having high risk, speculative characteristics.
                                                    Investments are actively managed, and may be
                                                    bought or sold on a daily basis (although loans
                                                    are generally held until repaid). The investment
                                                    adviser's staff monitors the credit quality of
                                                    the Fund holdings, as well as other investments
                                                    that are available. The Fund may invest up to 25%
                                                    of its total assets in foreign securities and may
                                                    engage in certain hedging transactions.

Fidelity(R) VIP         Y             Y             Long-term capital appreciation. Normally invests    Fidelity Management &
Contrafund(R)                                       primarily in common stocks. Invests in securities   Research Company (FMR),
Portfolio                                           of companies whose value it believes is not fully   investment manager;
Service Class 2                                     recognized by the public. Invests in either         FMR U.K. and
                                                    "growth" stocks or "value" stocks or both. The      FMR Far East,
                                                    fund invests in domestic and foreign issuers.       sub-investment advisers.

Fidelity(R) VIP         N             Y             Achieve capital appreciation. Normally invests      Fidelity Management &
Growth Portfolio                                    primarily in common stocks. Invests in companies    Research Company (FMR),
Service Class 2                                     that it believes have above-average growth          investment manager;
                                                    potential (stocks of these companies are often      FMR U.K.,FMR Far East,
                                                    called "growth" stocks). The Fund invests in        sub-investment advisers.
                                                    domestic and foreign issuers.

Fidelity(R) VIP         Y             Y             High level of current income consistent with the    Fidelity Management &
Investment Grade                                    preservation of capital. Normally invests at        Research Company (FMR),
Bond Portfolio                                      least 80% of assets in investment-grade debt        investment manager;
Service Class 2                                     securities (those of medium and high quality) of    FMR U.K.,FMR Far East,
                                                    all types and repurchase agreements for those       sub-investment advisers.
                                                    securities.



21 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP         Y             Y             Long-term growth of capital. Normally invests       Fidelity Management &
Mid Cap Portfolio                                   primarily in common stocks. Normally invests at     Research Company (FMR),
Service Class 2                                     least 80% of assets in securities of companies      investment manager;
                                                    with medium market capitalizations. May invest in   FMR U.K.,FMR Far East,
                                                    companies with smaller or larger market             sub-investment advisers.
                                                    capitalizations. Invests in domestic and foreign
                                                    issuers. The Fund invests in either "growth" or
                                                    "value" common stocks or both.

Fidelity(R)             Y             Y             Long-term growth of capital. Normally invests       Fidelity Management &
VIP                                                 primarily in common stocks of foreign securities.   Research Company (FMR),
Overseas                                            Normally invests at least 80% of assets in          investment manager;
Portfolio                                           non-U.S. securities.                                FMR U.K.,FMR Far East,
Service                                                                                                 Fidelity International
Class 2                                                                                                 Investment Advisors
                                                                                                        (FIIA) and FIIA U.K.,
                                                                                                        sub-investment advisers.

FTVIPT Franklin         Y             Y             Maximize income while maintaining prospects for     Franklin Advisers, Inc.
Income Securities                                   capital appreciation. The Fund normally invests
Fund - Class 2                                      in both equity and debt securities. The Fund
                                                    seeks income by investing in corporate, foreign
                                                    and U.S. Treasury bonds as well as stocks with
                                                    dividend yields the manager believes are
                                                    attractive.

FTVIPT Franklin         N             Y             Long-term capital appreciation, with preservation   Franklin Advisory
Rising Dividends                                    of capital as an important consideration. The       Services, LLC
Securities Fund -                                   Fund normally invests at least 80% of its net
Class 2                                             assets in investments of companies that have paid
                                                    rising dividends, and normally invests
                                                    predominantly in equity securities.

FTVIPT Franklin         N             Y             Long-term capital growth. The Fund normally         Franklin Advisers, Inc.
Small-Mid Cap                                       invests at least 80% of its net assets in
Growth Securities                                   investments of small capitalization (small cap)
Fund - Class 2                                      and mid capitalization (mid cap) companies.

FTVIPT Mutual           N             Y             Capital appreciation, with income as a secondary    Franklin Mutual
Shares Securities                                   goal. The Fund normally invests primarily in        Advisers, LLC
Fund - Class 2                                      equity securities of companies that the manager
                                                    believes are undervalued. The Fund also invests,
                                                    to a lesser extent in risk arbitrage securities
                                                    and distressed companies.

FTVIPT Templeton        Y             Y             High current income consistent with preservation    Franklin Advisers, Inc.
Global Income                                       of capital, with capital appreciation as a
Securities Fund -                                   secondary consideration. The Fund normally
Class 2                                             invests mainly in debt securities of governments
                                                    and their political subdivisions and agencies,
                                                    supranational organizations and companies located
                                                    anywhere in the world, including emerging
                                                    markets.



22 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton        Y             Y             Long-term capital growth. The Fund normally         Franklin Advisers, Inc.
Growth Securities                                   invests primarily in equity securities of
Fund - Class 2                                      companies located anywhere in the world,
                                                    including those in the U.S. and in emerging
                                                    markets.

Goldman Sachs           Y             Y             Long-term capital appreciation. The Fund invests,   Goldman Sachs Asset
VIT Mid Cap                                         under normal circumstances, at least 80% of its     Management, L.P.
Value Fund -                                        net assets plus any borrowings for investment
Institutional Shares                                purposes (measured at time of purchase) ("Net
                                                    Assets ") in a diversified portfolio of equity
                                                    investments in mid-cap issuers with public stock
                                                    market capitalizations (based upon shares
                                                    available for trading on an unrestricted basis)
                                                    within the range of the market capitalization of
                                                    companies constituting the Russell Midcap(R)
                                                    Value Index at the time of investment. If the
                                                    market capitalization of a company held by the
                                                    Fund moves outside this range, the Fund may, but
                                                    is not required to, sell the securities. The
                                                    capitalization range of the Russell Midcap(R)
                                                    Value Index is currently between $613 million and
                                                    $18.3 billion. Although the Fund will invest
                                                    primarily in publicly traded U.S. securities, it
                                                    may invest up to 25% of its Net Assets in foreign
                                                    securities, including securities of issuers in
                                                    countries with emerging markets or economies
                                                    ("emerging countries") and securities quoted in
                                                    foreign currencies. The Fund may invest in the
                                                    aggregate up to 20% of its Net Assets in
                                                    companies with public stock market
                                                    capitalizations outside the range of companies
                                                    constituting the Russell Midcap(R) Value Index at
                                                    the time of investment and in fixed-income
                                                    securities, such as government, corporate and
                                                    bank debt obligations.



23 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs           Y             Y             Long-term growth of capital and dividend income.    Goldman Sachs Asset
VIT Structured                                      The Fund invests, under normal circumstances, at    Management, L.P.
U.S. Equity Fund -                                  least 90% of its total assets (not including
Institutional Shares                                securities lending collateral and any investment
                                                    of that collateral) measured at time of purchase
                                                    ("Total Assets") in a diversified portfolio of
                                                    equity investments in U.S. issuers, including
                                                    foreign companies that are traded in the United
                                                    States. However, it is currently anticipated
                                                    that, under normal circumstances, the Fund will
                                                    invest at least 95% of its net assets plus any
                                                    borrowings for investment purposes (measured at
                                                    the time of purchase) in such equity investments.
                                                    The Fund's investments are selected using both a
                                                    variety of quantitative techniques and
                                                    fundamental research in seeking to maximize the
                                                    Fund's expected return, while maintaining risk,
                                                    style, capitalization and industry
                                                    characteristics similar to the S&P 500 Index. The
                                                    Fund seeks a broad representation in most major
                                                    sectors of the U.S. economy and a portfolio
                                                    consisting of companies with average long-term
                                                    earnings growth expectations and dividend yields.
                                                    The Fund is not required to limit its investments
                                                    to securities in the S&P 500 Index. The Fund's
                                                    investments in fixed-income securities are
                                                    limited to securities that are considered cash
                                                    equivalents.

Janus Aspen Series      Y             Y             Long-term growth of capital in a manner             Janus Capital
Large Cap Growth                                    consistent with the preservation of capital.
Portfolio:                                          Invests under normal circumstances at least 80%
Service Shares                                      of its net assets in common stocks of large-sized
                                                    companies. Large-sized companies are those whose
                                                    market capitalization falls within the range of
                                                    companies in the Russell 1000(R) Index at the
                                                    time of purchase.

Legg Mason              Y             Y             Long-term growth of capital. Under normal           Legg Mason Partners Fund
Partners Variable                                   circumstances, the fund invests at least 80% of     Advisor, LLC, adviser;
Small Cap Growth                                    its net assets in equity securities of companies    ClearBridge Advisors,
Portfolio, Class I                                  with small market capitalizations and related       LLC, subadviser
                                                    investments.

MFS(R) New              N             Y             Capital appreciation. Invests in stocks of          MFS Investment
Discovery Series -                                  companies MFS believes to have above average        Management(R)
Service Class                                       earnings growth potential compared to other
                                                    companies (growth companies).

MFS(R) Total            Y             Y             Total return. Invests primarily in equity and       MFS Investment
Return Series -                                     fixed income securities. MFS invests between 40%    Management(R)
Service Class                                       and 75% of the fund's net assets in equity
                                                    securities and at least 25% of the fund's total
                                                    assets in fixed-income senior securities.



24 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities        Y             Y             Total return. Normally invests at least 80% of      MFS Investment
Series -                                            the fund's net assets in securities of issuers in   Management(R)
Service Class                                       the utilities industry.

Oppenheimer             Y             Y             Capital appreciation. Invests in securities of      OppenheimerFunds, Inc.
Capital Appreciation                                well-known, established companies.
Fund/VA,
Service Shares

Oppenheimer             Y             Y             Long-term capital appreciation. Invests mainly in   OppenheimerFunds, Inc.
Global Securities                                   common stocks of U.S. and foreign issuers that
Fund/VA,                                            are "growth-type" companies, cyclical industries
Service Shares                                      and special situations that are considered to
                                                    have appreciation possibilities.

Oppenheimer             Y             Y             Capital appreciation. Invests mainly in common      OppenheimerFunds, Inc.
Main Street                                         stocks of small-capitalization U.S. companies
Small Cap                                           that the fund's investment manager believes have
Fund/VA,                                            favorable business trends or prospects.
Service Shares

Oppenheimer             Y             Y             High level of current income principally derived    OppenheimerFunds, Inc.
Strategic Bond                                      from interest on debt securities. Invests mainly
Fund/VA,                                            in three market sectors: debt securities of
Service Shares                                      foreign governments and companies, U.S.
                                                    government securities and lower-rated high yield
                                                    securities of U.S. and foreign companies.

PIMCO VIT All           Y             Y             Maximum real return consistent with preservation    Pacific Investment
Asset Portfolio,                                    of real capital and prudent investment management   Management
Advisor Share Class                                 period. The Portfolio seeks to achieve its          Company LLC
                                                    investment objective by investing under normal
                                                    circumstances substantially all of its assets in
                                                    Institutional Class shares of the PIMCO Funds, an
                                                    affiliated open-end investment company, except
                                                    the All Asset and All Asset All Authority Funds
                                                    ("Underlying Funds"). Though it is anticipated
                                                    that the Portfolio will not currently invest in
                                                    the European StockPLUS(R) TR Strategy, Far East
                                                    (ex-Japan) StocksPLUS(R) TR Strategy, Japanese
                                                    StocksPLUS(R) TR Strategy, StocksPLUS(R)
                                                    Municipal-Backed and StocksPLUS(R) TR Short
                                                    Strategy Funds, the Portfolio may invest in these
                                                    Funds in the future, without shareholder
                                                    approval, at the discretion of the Portfolio's
                                                    asset allocation sub-adviser.



25 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health        N             Y             Capital appreciation. The fund pursues its goal     Putnam Investment
Sciences Fund -                                     by investing mainly in common stocks of companies   Management, LLC
Class IB Shares                                     in the health sciences industries, with a focus
                                                    on growth stocks. Under normal circumstances, the
                                                    fund invests at least 80% of its net assets in
                                                    securities of (a) companies that derive at least
                                                    50% of their assets, revenues or profits from the
                                                    pharmaceutical, health care services, applied
                                                    research and development and medical equipment
                                                    and supplies industries, or (b) companies Putnam
                                                    Management thinks have the potential for growth
                                                    as a result of their particular products,
                                                    technology, patents or other market advantages in
                                                    the health sciences industries.

Putnam VT               N             Y             Capital appreciation. The fund pursues its goal     Putnam Investment
International                                       by investing mainly in common stocks of companies   Management, LLC
Equity Fund -                                       outside the United States that Putnam Management
Class IB Shares                                     believes have favorable investment potential.
                                                    Under normal circumstances, the fund invests at
                                                    least 80% of its net assets in equity
                                                    investments.

Putnam VT               N             Y             Capital appreciation. The fund pursues its goal     Putnam Investment
Small Cap                                           by investing mainly in common stocks of U.S.        Management, LLC
Value Fund -                                        companies, with a focus on value stocks. Under
Class IB Shares                                     normal circumstances, the fund invests at least
                                                    80% of its net assets in small companies of a
                                                    size similar to those in the Russell 2000 Value
                                                    Index.

Putnam VT               N             Y             Capital appreciation. The fund pursues its goal     Putnam Investment
Vista Fund -                                        by investing mainly in common stocks of U.S.        Management, LLC
Class IB Shares                                     companies, with a focus on growth stocks.

RiverSource             Y             Y             Maximum current income consistent with liquidity    RiverSource
Variable Portfolio -                                and stability of principal. Invests primarily in    Investments, LLC
Cash Management                                     money market instruments, such as marketable debt
Fund                                                obligations issued by corporations or the U.S.
                                                    government or its agencies, bank certificates of
                                                    deposit, bankers' acceptances,letters of credit
                                                    and commercial paper,including asset-backed
                                                    commercial paper.



26 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource             Y             Y             High level of current income while attempting to    RiverSource
Variable Portfolio -                                conserve the value of the investment for the        Investments, LLC
Diversified Bond                                    longest period of time. Under normal market
Fund                                                conditions, the Fund invests at least 80% of its
                                                    net assets in bonds and other debt securities. At
                                                    least 50% of the Fund's net assets will be
                                                    invested in securities like those included in the
                                                    Lehman Brothers Aggregate Bond Index (Index),
                                                    which are investment grade and denominated in
                                                    U.S. dollars. The Index includes securities
                                                    issued by the U.S. government, corporate bonds
                                                    and mortgage- and asset-backed securities.
                                                    Although the Fund emphasizes high- and
                                                    medium-quality debt securities, it will assume
                                                    some credit risk to achieve higher yield and/or
                                                    capital appreciation by buying lower-quality
                                                    (junk) bonds.

RiverSource             Y             Y             High level of current income and, as a secondary    RiverSource
Variable Portfolio -                                goal, steady growth of capital. Under normal        Investments, LLC
Diversified Equity                                  market conditions, the Fund invests at least 80%
Income Fund                                         of its net assets in dividend-paying common and
                                                    preferred stocks. The Fund may invest up to 25%
                                                    of its total assets in foreign investments.

RiverSource             Y             Y             Long-term capital growth. The Fund's assets are     RiverSource
Variable Portfolio -                                primarily invested in equity securities of          Investments, LLC, adviser;
Emerging Markets                                    emerging market companies. Under normal market      Threadneedle International
Fund                                                conditions, at least 80% of the Fund's net assets   Limited, an indirect
                                                    will be invested in securities of companies that    wholly-owned subsidiary
                                                    are located in emerging market countries, or that   of Ameriprise Financial,
                                                    earn 50% or more of their total revenues from       subadviser.
                                                    goods and services produced in emerging market
                                                    countries or from sales made in emerging market
                                                    countries.

RiverSource             Y             Y             Long-term capital growth. The Fund's assets are     RiverSource
Variable Portfolio -                                primarily invested in equity securities of          Investments, LLC
Fundamental Value                                   U.S. companies. Under normal market conditions,
Fund                                                the Fund's net assets will be invested primarily
                                                    in companies with market capitalizations of at
                                                    least $5 billion at the time of the Fund's
                                                    investment.

RiverSource             Y             Y             Total return that exceeds the rate of inflation     RiverSource
Variable Portfolio -                                over the long-term. Non-diversified mutual fund     Investments, LLC
Global Inflation                                    that, under normal market conditions, invests at
Protected Securities                                least 80% of its net assets in
Fund                                                inflation-protected debt securities. These
                                                    securities include inflation-indexed bonds of
                                                    varying maturities issued by U.S. and foreign
                                                    governments, their agencies or instrumentalities,
                                                    and corporations.



27 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER    PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource             Y             Y             Long-term capital growth. Invests primarily in      RiverSource
Variable Portfolio -                                common stocks and securities convertible into       Investments, LLC
Growth Fund                                         common stocks that appear to offer growth
                                                    opportunities. These growth opportunities could
                                                    result from new management, market developments
                                                    or technological superiority. The Fund may invest
                                                    up to 25% of its total assets in foreign
                                                    investments.

RiverSource             Y             Y             High current income, with capital growth as a       RiverSource
Variable Portfolio -                                secondary objective. Under normal market            Investments, LLC
High Yield Bond                                     conditions, the Fund invests at least 80% of its
Fund                                                net assets in high-yielding, high-risk corporate
                                                    bonds (junk bonds) issued by U.S. and foreign
                                                    companies and governments.

RiverSource             Y             Y             High total return through current income and        RiverSource
Variable Portfolio -                                capital appreciation. Under normal market           Investments, LLC
Income                                              conditions, invests primarily in income-producing
Opportunities Fund                                  debt securities with an emphasis on the higher
                                                    rated segment of the high-yield (junk bond)
                                                    market. The Fund will purchase only securities
                                                    rated B or above, or unrated securities believed
                                                    to be of the same quality. If a security falls
                                                    below a B rating, the Fund may continue to hold
                                                    the security.

RiverSource             Y             Y             Capital appreciation. Invests primarily in equity   RiverSource
Variable Portfolio -                                securities of foreign issuers that are believed     Investments, LLC, adviser;
International                                       to offer strong growth potential. The Fund may      Threadneedle International
Opportunity Fund                                    invest in developed and in emerging markets.        Limited, an indirect
                                                                                                        wholly-owned subsidiary
                                                                                                        of Ameriprise Financial,
                                                                                                        subadviser.

RiverSource             Y             Y             Capital appreciation. Under normal market           RiverSource
Variable Portfolio -                                conditions, the Fund invests at least 80% of its    Investments, LLC
Large Cap Equity                                    net assets in equity securities of companies with
Fund                                                market capitalization greater than $5 billion at
                                                    the time of purchase.

RiverSource             N             Y             Growth of capital. Under normal market              RiverSource
Variable Portfolio -                                conditions, the Fund invests at least 80% of its    Investments, LLC
Mid Cap Growth                                      net assets at the time of purchase in equity
Fund                                                securities of mid capitalization companies. The
                                                    investment manager defines mid-cap companies as
                                                    those whose market capitalization (number of
                                                    shares outstanding multiplied by the share price)
                                                    falls within the range of the Russell Midcap(R)
                                                    Growth Index.



28 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER    PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource             Y             Y             Long-term growth of capital. Under normal           RiverSource
Variable Portfolio -                                circumstances, the Fund invests at least 80% of     Investments, LLC
Mid Cap Value                                       its net assets (including the amount of any
Fund                                                borrowings for investment purposes) in equity
                                                    securities of medium-sized companies.
                                                    Medium-sized companies are those whose market
                                                    capitalizations at the time of purchase fall
                                                    within the range of the Russell Midcap(R) Value
                                                    Index.

RiverSource             Y             Y             Long-term capital appreciation. The Fund seeks to   RiverSource
Variable Portfolio -                                provide investment results that correspond to the   Investments, LLC
S&P 500 Index                                       total return (the combination of appreciation and
Fund                                                income) of large-capitalization stocks of U.S.
                                                    companies. The Fund invests in common stocks
                                                    included in the Standard & Poor's 500 Composite
                                                    Stock Price Index (S&P 500). The S&P 500 is made
                                                    up primarily of large-capitalization companies
                                                    that represent a broad spectrum of the U.S.
                                                    economy.

RiverSource             Y             Y             Long-term growth of capital. Invests primarily in   RiverSource Investments,
Variable Portfolio -                                equity securities of mid cap companies as well as   LLC, adviser; Systematic
Select Value Fund                                   companies with larger and smaller market            Financial Management, L.P.
                                                    capitalizations. The Fund considers mid-cap         and WEDGE Capital Management
                                                    companies to be either those with a market          L.L.P., subadvisers
                                                    capitalization of up to $10 billion or those
                                                    whose market capitalization falls within range of
                                                    the Russell 3000(R) Value Index.

RiverSource             Y             Y             High level of current income and safety of          RiverSource
Variable Portfolio -                                principal consistent with investment in U.S.        Investments, LLC
Short Duration                                      government and government agency securities.
U.S. Government                                     Under normal market conditions, at least 80% of
Fund                                                the Fund's net assets are invested in securities
                                                    issued or guaranteed as to principal and interest
                                                    by the U.S. government, its agencies or
                                                    instrumentalities.

RiverSource             Y             Y             Long-term capital appreciation. Under normal        RiverSource Investments,
Variable Portfolio -                                market conditions, at least 80% of the Fund's net   LLC, adviser; River Road
Small Cap Value                                     assets will be invested in small cap companies      Asset Management, LLC,
Fund                                                with market capitalization, at the time of          Donald Smith & Co., Inc.,
                                                    investment, of up to $2.5 billion or that fall      Franklin Portfolio
                                                    within the range of the Russell 2000(R) Value       Associates LLC and Barrow,
                                                    Index.                                              Hanley, Mewhinney & Strauss,
                                                                                                        Inc., subadvisers.



29 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER    PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen              Y             Y             Capital growth and income through investments in    Van Kampen Asset
Life Investment                                     equity securities, including common stocks,         Management
Trust Comstock                                      preferred stocks and securities convertible into
Portfolio,                                          common and preferred stocks. The Portfolio
Class II Shares                                     emphasizes value style of investing seeking
                                                    well-established, undervalued companies believed
                                                    by the Portfolio's investment adviser to possess
                                                    the potential for capital growth and income.

Van Kampen              Y             Y             Current income and capital appreciation. Invests    Morgan Stanley Investment
UIF Global Real                                     primarily in equity securities of companies in      Management Inc., doing
Estate Portfolio,                                   the real estate industry located throughout the     business as Van Kampen,
Class II Shares                                     world, including real estate operating companies,   adviser; Morgan Stanley
                                                    real estate investment trusts and foreign real      Investment Management
                                                    estate companies.                                   Limited and Morgan Stanley
                                                                                                        Investment Management
                                                                                                        Company, sub-advisers

Van Kampen              Y             Y             Long-term capital growth. Invests primarily in      Morgan Stanley Investment
UIF Mid Cap                                         growth-oriented equity securities of U.S. mid cap   Management Inc., doing
Growth Portfolio,                                   companies and foreign companies, including          business as Van Kampen.
Class II Shares                                     emerging market securities.

Van Kampen              N             Y             Above-average current income and long-term          Morgan Stanley Investment
UIF U.S. Real                                       capital appreciation. Non-diversified Portfolio     Management Inc., doing
Estate Portfolio,                                   that invests primarily in equity securities of      business as Van Kampen.
Class II Shares                                     companies in the U.S. real estate industry,
                                                    including real estate investment trusts.

Wanger                  Y             Y             Long-term growth of capital. Invests primarily in   Columbia Wanger Asset
International                                       stocks of companies based outside the U.S. with     Management, L.P.
Small Cap                                           market capitalizations of less than $5 billion at
                                                    time of initial purchase.

Wanger U.S.             Y             Y             Long-term growth of capital. Invests primarily in   Columbia Wanger Asset
Smaller Companies                                   stocks of small- and medium-size U.S. companies     Management, L.P.
                                                    with market capitalizations of less than $5
                                                    billion at time of initial purchase.



30 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the SecureSource rider, the Guarantor Withdrawal Benefit for Life(SM) rider, the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.



31 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator asset allocation model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

o amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

o reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

o    amounts withdrawn for fees and charges; and

o    amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

      IF YOUR GPA RATE IS:              THE MVA IS:
Less than the new GPA rate + 0.10%       Negative
Equal to the new GPA rate + 0.10%        Zero
Greater than the new GPA rate + 0.10%    Positive

For examples, see Appendix A.

THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA


32 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

o    for the DCA fixed account and the one-year fixed account;

o    for the DCA fixed accounts with terms of differing length;

o for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

o for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

o for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

o    the DCA fixed account for a six month term;

o    the DCA fixed account for a twelve month term;

o    the Portfolio Navigator model portfolio in effect;

o if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

o to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

o    to the Portfolio Navigator model portfolio then in effect;

o if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in an asset allocation model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."


33 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our administrative office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

o GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

o    how you want to make purchase payments;

o the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

o    a beneficiary;

o    the optional Portfolio Navigator asset allocation program(1); and

o    one of the following Death Benefits:

     o    ROP Death Benefit;

     o    MAV Death Benefit(2);

     o    5% Accumulation Death Benefit(2); or

     o    Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o    Accumulation Protector Benefit(SM) rider

o    SecureSource(SM) rider(3)

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS:

o    Benefit Protector(SM) Death Benefit rider(4)

o    Benefit Protector(SM) Plus Death Benefit rider(4)

(1)  There is no additional charge for this feature.

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) In states where the SecureSource(SM) rider is not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where the SecureSource(SM) and the Guarantor Withdrawal Benefit for Life(SM) riders are not available, you may select the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L.

(4) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


34 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006 in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT
   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
   $50 for SIPs
   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
   $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.



35 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

As of May 1, 2006, we no longer offer purchase payment credits in most states. Purchase payment credits are available if you:

o purchased a contract with the seven-year withdrawal charge schedule before May 1, 2006; or

o purchase(d) a contract with the seven-year withdrawal charge schedule on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time you purchase(d) your contract.

See Appendix I for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.


36 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                    QUALIFIED ANNUITIES   NONQUALIFIED ANNUITIES
ROP Death Benefit                           0.90%                1.05%
MAV Death Benefit                           1.10                 1.25
5% Accumulation Death Benefit               1.25                 1.40
Enhanced Death Benefit                      1.30                 1.45

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS   QUALIFIED ANNUITIES   NONQUALIFIED ANNUITIES
ROP Death Benefit                                                       1.00%                  1.15%
MAV Death Benefit                                                       1.20                   1.35
5% Accumulation Death Benefit                                           1.35                   1.50
Enhanced Death Benefit                                                  1.40                   1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                       1.20%                  1.35%
MAV Death Benefit                                                       1.40                   1.55
5% Accumulation Death Benefit                                           1.55                   1.70
Enhanced Death Benefit                                                  1.60                   1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


37 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o    10% of the contract value on the prior contract anniversary(1); or

o    current contract earnings.

CONTRACTS WITH SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The TFA is the greatest of:

o    10% of the contract value on the prior contract anniversary(1);

o    current contract earnings; or

o the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o    10% of the contract value on the prior contract anniversary(1);

o    current contract earnings; or

o    the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix B.



38 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the SecureSource(SM) rider or Guarantor Withdrawal Benefit for Life(SM) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period;* and

o    death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Appendix I -- Purchase Payment Credits for Eligible Contracts.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.



39 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

SECURESOURCE(SM) RIDER FEE

We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

o    SecureSource(SM) - Single Life rider, 0.65%;

o    SecureSource(SM) - Joint Life rider, 0.85%.

We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource(SM) - Single Life rider charge will not exceed a maximum charge of 1.50%. The SecureSource(SM) - Joint Life rider charge will not exceed a maximum charge of 1.75%.

We will not change the SecureSource(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.



40 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED(1)

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit for Life(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(SM) rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor Withdrawal Benefit for Life(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(SM) rider charge will not change until the end of the waiting period, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective annual step up or elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

(1) In states where both the SecureSource riders and the Guarantor Withdrawal Benefit for Life(SM) riders are not available, you may select the Guarantor(SM) Withdrawal Benefit rider (Rider A only); see disclosure in Appendix L. In states where the SecureSource(SM) riders are not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K.



41 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective step up or elect to change your Portfolio Navigator model portfolio;

(b) you choose the spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                              MAXIMUM   CURRENT
Income Assurer Benefit(SM) - MAV                                               1.50%     0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                      1.75      0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base    2.00      0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

OPTIONAL DEATH BENEFITS -- CURRENTLY OFFERED

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


42 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs

We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs;

o    plus any purchase payment credits allocated to the GPAs;

o    plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    SecureSource(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED
ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

o the sum of your purchase payments allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

o    plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    SecureSource(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.


43 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    any purchase payment credits allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges;

and the deduction of a prorated portion of:

o    the contract administrative charge; and

o    the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    SecureSource(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o    changes in fund net asset value;

o    fund dividends distributed to the subaccounts;

o    fund capital gains or losses;

o    fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


44 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                  NUMBER
                                        AMOUNT    ACCUMULATION   OF UNITS
                               MONTH   INVESTED    UNIT VALUE    PURCHASED
By investing an equal number    Jan      $100          $20          5.00
of dollars each month           Feb       100           18          5.56
                                Mar       100           17          5.88
you automatically buy           Apr       100           15          6.67
more units when the             May       100           16          6.25
per unit market price is low    Jun       100           18          5.56
                                Jul       100           17          5.88
                                Aug       100           19          5.26
and fewer units                 Sept      100           21          4.76
when the per unit               Oct       100           20          5.00
market price is high.


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program" below).


45 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix J for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit(SM) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.

POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing



46 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.

As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

o no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.


47 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource(SM) rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


48 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER,
SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) rider: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

o    SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM)
     RIDER: In those states where the SecureSource(SM) rider is not available, you may purchase the Guarantor Withdrawal Benefit for Life(SM) rider if available in your state; see disclosure in Appendix K. The SecureSource(SM) rider and the Guarantor Withdrawal Benefit for Life(SM) rider require that your contract value be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE(SM) RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: In those states where the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider is not available, you may purchase the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L. Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider with your contract, you may elect to participate in the PN program.

You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.



49 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

o Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.



50 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.



51 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.



52 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed accounts, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers: Contract value or entire account balance
Withdrawals: $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


53 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan
E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

(1) If you elected a SecureSource(SM) rider, you do not have the option to request from which account to withdraw.

RECEIVING PAYMENT

By regular or express mail:

o    payable to you;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     o the withdrawal amount includes a purchase payment check that has not cleared;

     o    the NYSE is closed, except for normal holiday and weekend closings;

     o    trading on the NYSE is restricted, according to SEC rules;

     o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     o the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.



54 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     o    you are at least age 59 1/2;

     o    you are disabled as defined in the Code;

     o    you severed employment with the employer who purchased the contract;
          or

     o    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The SecureSource(SM) - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit(SM), the SecureSource(SM) - Single Life, the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o    ROP Death Benefit;

o    MAV Death Benefit;

o    5% Accumulation Death Benefit; or

o    Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


55 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

     ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = PW x DB
       -------
         CV

     PW = the partial withdrawal including any applicable withdrawal charge or MVA.

     DB = the death benefit on the date of (but prior to) the partial withdrawal.

     CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

o plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

o minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

     5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = PWT x VAF
       ---------
          SV

     PWT = the amount transferred from the subaccounts or the DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts or the DCA fixed account.

     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

     SV   = value of the subaccounts and the DCA fixed account on the date of
            (but prior to) the transfer of partial withdrawal.

The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


56 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.   contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3.   the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.   contract value;

2. total purchase payments and any purchase payment credits, minus adjusted partial withdrawals; or

3.   the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1.   contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals;

3.   the MAV on the date of death; or

4.   the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(SM), SecureSource(SM) - Single Life, Guarantor Withdrawal Benefit for Life(SM) or Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.


57 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(SM), SecureSource(SM) - Single Life, Guarantor Withdrawal Benefit for Life(SM) or Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
     70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

     o payouts begin no later than one year following the year of your death; and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

                                       THEN YOUR ACCUMULATION PROTECTOR
ON THE BENEFIT DATE, IF:               BENEFIT(SM) RIDER BENEFIT IS:
-----------------------------------------------------------------------
The Minimum Contract Accumulation      The contract value is increased on the
Value (defined below) as determined    benefit date to equal the Minimum
under the Accumulation Protector       Contract Accumulation Value as
Benefit(SM) rider is greater than your   determined under the Accumulation
contract value,                        Protector Benefit(SM) rider on the
                                       benefit date.

The contract value is equal to or      Zero; in this case, the Accumulation
greater than the Minimum Contract      Protector Benefit(SM) rider ends
Accumulation Value as determined       without value and no benefit is
under the Accumulation Protector       payable.
Benefit(SM) rider,

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) rider may not be purchased with the optional SecureSource(SM), Guarantor Withdrawal Benefit for Life(SM) or the



58 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Guarantor(SM) Withdrawal Benefit riders or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.


59 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.   80% of the contract value on the contract anniversary; or

2.   the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

     The rider will terminate before the benefit date without paying a benefit on the date:

     o    you take a full withdrawal; or

     o    annuitization begins; or

     o    the contract terminates as a result of the death benefit being paid.

     The rider will terminate on the benefit date.

For an example, see Appendix E.


60 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

SECURESOURCE(SM) RIDERS

There are two optional SecureSource(SM) riders available under your contract:

o    SecureSource(SM) - Single Life; or

o    SecureSource(SM) - Joint Life.

The information in this section applies to both SecureSource(SM) riders, unless otherwise noted.

The SecureSource(SM) - Single Life rider covers one person. The SecureSource(SM) - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource(SM) rider is an optional benefit that you may select for an additional annual charge if(1):

o    you purchase your contract on or after May 1, 2007;

o    the rider is available in your state(2); and

o SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

o JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

(1) The SecureSource(SM) rider is not available under an inherited qualified annuity.

(2) In states where the SecureSource(SM) riders have not yet been approved for sale, you may purchase the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where both the SecureSource(SM) riders and the Guarantor Withdrawal Benefit for Life(SM) rider are not yet approved for sale, you may purchase the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L.

The SecureSource(SM) rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

o SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

o JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "JOINT LIFE ONLY: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The SecureSource(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

o SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

o JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

     Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "SINGLE LIFE ONLY: Covered Person", "JOINT LIFE ONLY: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.



61 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

o SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

o JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payment (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource(SM) rider guarantees that you may take the following withdrawal amounts each contract year:

o Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

o SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

o JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

     (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

          (i) THERE ARE MULTIPLE CONTRACT OWNERS -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

          (ii) THE OWNER AND THE ANNUITANT ARE NOT THE SAME PERSONS -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.



62 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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          JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

     (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

     (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

          (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

          (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

          Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

     (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

     You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

     Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

     After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

     (a) the total GBA will be reset to the lesser of its current value or the contract value; and

     (b) the total RBA will be reset to the lesser of its current value or the contract value; and

     (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

     (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

     (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not less than zero; and

     (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not less than zero.

     You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider. If you elect the SecureSource(SM) rider, you may not elect the Accumulation Protector Benefit rider.

o NON-CANCELABLE: Once elected, the SecureSource(SM) rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource(SM) - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource(SM) - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "JOINT LIFE ONLY: Covered Spouses" below).



63 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
     Since the joint life benefit requires that the surviving covered spouse continue the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. Ownerships that include anyone other than the original two spouses or their revocable trust(s) will not be allowed. In general, a spouse who is not a joint owner must be named as the sole primary beneficiary at contract issue. The annuitant must also be an owner. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. No other trust ownerships are allowed.

     If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, a SecureSource(SM) rider may be of limited value to you.

KEY TERMS AND PROVISIONS OF THE SECURESOURCE(SM) RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBA that is associated with that RBA will also be set to zero.

o WHEN YOU MAKE A WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed.

     Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



64 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    WHEN YOU MAKE A WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN IS:

     (a) LESS THAN OR EQUAL TO THE TOTAL RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

     (b) IS GREATER THAN THE TOTAL RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE A WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o    WHEN YOU MAKE A WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN IS:

     (a) LESS THAN OR EQUAL TO THE TOTAL RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

     (b) IS GREATER THAN THE TOTAL RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.



65 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the GBP is established as 7% of the GBA value.

o AT EACH CONTRACT ANNIVERSARY -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBP associated with that RBA will also be reset to zero.

o WHEN YOU MAKE A WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o  WHEN YOU MAKE A WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN IS:

     (a)  LESS THAN OR EQUAL TO THE TOTAL RBP -- the GBP remains unchanged.

     (b) IS GREATER THAN THE TOTAL RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWAL -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBP equal to that payment's GBP.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o AT SPOUSAL CONTINUATION -- (see "Spousal Option to Continue the Contract" heading below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the RBP associated with that RBA will also be reset to zero.

o WHEN YOU MAKE ANY WITHDRAWAL -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):

o SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

o JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.



66 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

o    SINGLE LIFE: death; or

o    JOINT LIFE: death of the last surviving covered spouse; or

o    the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o SINGLE LIFE: THE LATER OF THE CONTRACT EFFECTIVE DATE OR THE CONTRACT ANNIVERSARY DATE FOLLOWING THE DATE THE COVERED PERSON REACHES AGE 65 -- the ALP is established as 6% of the total RBA.

o JOINT LIFE: THE ALP IS ESTABLISHED AS 6% OF THE TOTAL RBA ON THE EARLIEST OF THE FOLLOWING DATES:

     (a) THE RIDER EFFECTIVE DATE IF THE YOUNGER COVERED SPOUSE HAS ALREADY REACHED AGE 65.

     (b) THE RIDER ANNIVERSARY FOLLOWING THE DATE THE YOUNGER COVERED SPOUSE REACHES AGE 65.

     (c)  UPON THE FIRST DEATH OF A COVERED SPOUSE, THEN

          (1) THE DATE WE RECEIVE WRITTEN REQUEST WHEN THE DEATH BENEFIT IS NOT PAYABLE AND THE SURVIVING COVERED SPOUSE HAS ALREADY REACHED AGE 65; OR

          (2) THE DATE SPOUSAL CONTINUATION IS EFFECTIVE WHEN THE DEATH BENEFIT IS PAYABLE AND THE SURVIVING COVERED SPOUSE HAS ALREADY REACHED AGE 65; OR

          (3) THE RIDER ANNIVERSARY FOLLOWING THE DATE THE SURVIVING COVERED SPOUSE REACHES AGE 65.

     (d)  FOLLOWING DISSOLUTION OF MARRIAGE OF THE COVERED SPOUSES,

          (1) THE DATE WE RECEIVE WRITTEN REQUEST IF THE COVERED SPOUSE WHO IS THE OWNER (OR ANNUITANT IN THE CASE OF NONNATURAL OWNERSHIP) HAS ALREADY REACHED AGE 65; OR

          (2) THE RIDER ANNIVERSARY FOLLOWING THE DATE THE COVERED SPOUSE WHO IS THE OWNER (OR ANNUITANT IN THE CASE OF NONNATURAL OWNERSHIP) REACHES AGE 65.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o SINGLE LIFE: AT SPOUSAL CONTINUATION OR CONTRACT OWNERSHIP CHANGE -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o WHEN YOU MAKE A WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o    WHEN YOU MAKE A WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN IS:

     (a)  LESS THAN OR EQUAL TO THE RALP -- the ALP remains unchanged.

     (b) IS GREATER THAN THE RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.



67 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o    THE RALP IS ESTABLISHED AT THE SAME TIME AS THE ALP, AND:

     (a) DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is established equal to 6% of purchase payments.

     (b) AT ANY OTHER TIME -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o    AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RALP is set equal to
     ALP.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE ANY WITHDRAWAL -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

o    The RMD is for your contract alone;

o The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

o The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

o    The annual step up is effective on the step up date.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

o On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP do not step up.



68 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o    The total RBP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o    The RALP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

     (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:

SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource(SM) - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; the covered person will be redetermined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o    The GBA, RBA and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource(SM)
- Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.



69 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, Guarantee Period Accounts (where available), the One-Year Fixed Account (if applicable) and the DCA Fixed Account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

     (a)  receive the remaining schedule of GBPs until the RBA equals zero; or

     (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

     (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

     (a)  the remaining schedule of GBPs until the RBA equals zero; or

     (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.

     (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

o    SINGLE LIFE: covered person;

o    JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o    We will no longer accept additional purchase payments;

o    You will no longer be charged for the rider;

o    Any attached death benefit riders will terminate; and

o SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

o JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:

SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.



70 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:

SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.



71 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider. Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The SecureSource(SM) rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

     (a)  any one other than your spouse continues the contract, or

     (b) your spouse does not use the spousal continuation provision of the contract to the continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

     (a)  any one other than a covered spouse continues the contract, or

     (b) a covered spouse does not use the spousal continuation provision of the contract to the continue the contract.

3.   Annuity payouts under an annuity payout plan will terminate the rider.

4.   Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.


IF YOU PURCHASED                      AND YOU SELECTED ONE OF THE          DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...                 FOLLOWING OPTIONAL LIVING BENEFITS...      FOUND IN THE FOLLOWING APPENDIX:
----------------------------   -----------------------------------------   ----------------------------------
Before April 30, 2006          Guarantor(SM) Withdrawal Benefit            Appendix L
May 1, 2006 - April 30, 2007   Guarantor Withdrawal Benefit for Life(SM)   Appendix K
Before May 1, 2007             Income Assurer Benefit(SM)                  Appendix M

(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.



72 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

For an example, see Appendix G.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


73 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the benefits payable under the Benefit Protector(SM) described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                  PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                          0%                                           0%
Three and Four                      10%                                        3.75%
Five or more                        20%                                         7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o    the applicable death benefit, plus

                              IF YOU AND THE ANNUITANT ARE UNDER                         IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR             AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...                OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One              Zero                                                           Zero
Two              40% x earnings at death (see above)                            15% x earnings at death
Three and Four   40% x (earnings at death + 25% of initial purchase payment*)   15% x (earnings at death + 25% of initial purchase
                                                                                payment*)
Five or more     40% x (earnings at death + 50% of initial purchase payment*)   15% x (earnings at death + 50% of initial purchase
                                                                                payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").


74 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM) rider.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o    PLAN D

     o JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

     o JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit
     Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").

o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.



75 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

     Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource(SM) Riders", "Appendix K: Guarantor Withdrawal Benefit for Life Rider" or "Appendix L:
     Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account, the DCA fixed account, and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, including withdrawals under the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.



76 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

State withholding also may be imposed on taxable distributions.


77 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is an RMD as defined under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calender year in which you attain age 55 (TSAs only); or

o    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


78 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION
DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), SECURESOURCE, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.


79 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.0% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 0.65% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.


80 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms.The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

     o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

     o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

     o    providing service to contract owners; and,

     o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including withdrawal charges; and,

o fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.


81 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F St., N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


82 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                                  APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE

APPENDIX NAME                                                             PAGE #
-------------                                                             ------
Appendix A: Example -- Market Value Adjustment (MVA)                      p.  84
Appendix B: Example -- Withdrawal Charges                                 p.  86
Appendix C: Example -- Death Benefits                                     p.  89
Appendix D: Example -- Accumulation Protector Benefit(SM) Rider           p.  92
Appendix E: Example -- SecureSource(SM) Riders                            p.  94
Appendix F: SecureSource(SM) Riders -- Additional RMD Disclosure          p.  98
Appendix G: Example -- Benefit Protector(SM) Death Benefit Rider          p.  99
Appendix H: Example -- Benefit Protector(SM) Plus Death Benefit Rider     p. 101
Appendix I: Purchase Payment Credits for Eligible Contracts               p. 103
Appendix J: Asset Allocation Program for Contracts Purchased
   Before May 1, 2006                                                     p. 104
Appendix K: Guarantor Withdrawal Benefit for Life(SM) Rider Disclosure    p. 105
Appendix L: Guarantor(SM) Withdrawal Benefit Rider Disclosure             p. 117
Appendix M: Income Assurer Benefit(SM) Riders                             p. 125
Appendix N: Condensed Financial Information (Unaudited)                   p. 134


CROSS-REFERENCE                                                           PAGE #
---------------                                                           ------
Guarantee Period Accounts (GPAs)                                          p.  31
Charges -- Withdrawal Charges                                             p.  37
Benefits in Case of Death                                                 p.  55
Optional Benefits -- Accumulation Protector Benefit(SM) Rider             p.  58
Optional Benefits -- SecureSource(SM) Riders                              p.  61
Optional Benefits -- SecureSource(SM) Riders                              p.  61
Optional Benefits -- Benefit Protector(SM) Death Benefit Rider            p.  73
Optional Benefits -- Benefit Protector(SM) Plus Death Benefit Rider       p.  73
Buying Your Contract -- Purchase Payment Credits                          p.  36
N/A
N/A
N/A
N/A
Condensed Financial Information (Unaudited)                               p.  14


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and K through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



83 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

EARLY WITHDRAWAL AMOUNT x [((1 + i/1 + j + .001)(TO THE POWER OF n/12)) - 1] = MVA

Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

      j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

      n = number of months remaining in the current Guarantee Period (rounded up).


84 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [((1.030/1 + .035 + .001)(TO THE POWER OF 84/12)) - 1] = -$39.84

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [((1.030/1 + .025 + .001)(TO THE POWER OF 84/12)) - 1] = $27.61

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


85 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:

o up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

o up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


86 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o    We receive a single $50,000 purchase payment on May 1, 2007; and

o    the contract anniversary date is May 1 each year; and

o you withdraw the contract for its total value on Nov. 1, 2010, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o    you have made no withdrawals prior to Nov. 1, 2010.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                     CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                        Contract Value at time of full withdrawal:       $60,000.00           $40,000.00
                                              Contract Value on prior anniversary:        58,000.00            42,000.00

STEP 1.   First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                                           Current Contract Value:        60,000.00            40,000.00
                                      less purchase payment still in the contract:        50,000.00            50,000.00
                                                                                         ----------           ----------
                                 Earnings in the contact (but not less than zero):        10,000.00                 0.00
STEP 2.   Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                         Earnings in the contract:        10,000.00                 0.00
                                    10% of the prior anniversary's Contract Value:         5,800.00             4,200.00
                                                                                         ----------           ----------
                                                                              TFA:        10,000.00             4,200.00
STEP 3.   Now we can determine how much of the purchase payment is
          being withdrawn (PPW) as follows:
          PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)
            XSF = amount by which 10% of the prior anniversary's
                   contract value exceeds earnings                                             0.00             4,200.00
            ACV = amount withdrawn in excess of earnings                                  50,000.00            40,000.00
             CV = total contract value just prior to current withdrawal                   60,000.00            40,000.00
            TFA = from Step 2                                                             10,000.00             4,200.00
          PPNPW =  purchase payment not previously withdrawn                              50,000.00            50,000.00
STEP 4.   We then calculate the withdrawal charge as:
                                                                              PPW:        50,000.00            50,000.00
                                                                          ess XSF:            (0.00)           (4,200.00)
                                                                                         ----------           ----------
                                     amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                         multiplied by the withdrawal charge rate:             x7.0%                x7.0%
                                                                                         ----------           ----------
                                                                withdrawal charge:         3,500.00             3,206.00
STEP 5.   The value you will receive as a result of your full withdrawal is determined as:
                                                         Contract Value withdrawn:        60,000.00            40,000.00
                                                                WITHDRAWAL CHARGE:        (3,500.00)           (3,206.00)
                                  Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                         ----------           ----------
                                                     NET FULL WITHDRAWAL PROCEEDS:       $56,460.00           $36,754.00


87 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE
SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o    We receive a single $50,000 purchase payment on May 1, 2007; and

o    the contract anniversary date is May 1 each year; and

o you request a partial withdrawal of $15,000 on Nov. 1, 2010, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o    you have made no withdrawals prior to Nov. 1, 2010.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                   CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                   Contract Value at time of partial withdrawal:      $60,000.00            $40,000.00
                                            Contract Value on prior anniversary:       58,000.00             42,000.00
STEP 1.   First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                                         Current Contract Value:       60,000.00             40,000.00
                                    less purchase payment still in the contract:       50,000.00             50,000.00
                                                                                      ----------            ----------
                               Earnings in the contact (but not less than zero):       10,000.00                  0.00
STEP 2.   Next, we determine the TFA available in the contract as the greatest of the following values:
                                                       Earnings in the contract:       10,000.00                  0.00
                                  10% of the prior anniversary's Contract Value:        5,800.00              4,200.00
                                                                                      ----------            ----------
                                                                            TFA:       10,000.00              4,200.00
STEP 3.   Now we can determine how much of the purchase payment and
          purchase payment credit is being withdrawn (PPW) as:
          PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)
            XSF = amount by which 10% of the prior anniversary's
                  contract value exceeds earnings                                           0.00              4,200.00
            ACV = amount withdrawn in excess of earnings                                5,376.34             16,062.31
             CV = total contract value just prior to current withdrawal                60,000.00             40,000.00
            TFA = from Step 2                                                          10,000.00              4,200.00
          PPNPW = purchase payment not previously withdrawn                            50,000.00             50,000.00
STEP 4.   We then calculate the withdrawal charge as:
                                                                            PPW:        5,376.34             19,375.80
                                                                       less XSF:           (0.00)            (4,200.00)
                                                                                      ----------            ----------
                                   amount of PPW subject to a withdrawal charge:        5,376.34             15,175.80
                                       multiplied by the withdrawal charge rate:            x7.0%                x7.0%
                                                                                      ----------            ----------
                                                              withdrawal charge:          376.34              1,062.31
STEP 5.   The value you will receive as a result of your full withdrawal is determined as:
                                                       Contract Value withdrawn:       15,376.34             16,062.31
                                                              WITHDRAWAL CHARGE:         (376.34)            (1,062.31)
                                                                                      ----------            ----------
                                                   NET FULL WITHDRAWAL PROCEEDS:      $15,000.00            $15,000.00


88 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

o    You purchase the contract with a payment of $20,000 on July 1, 2007; and

o    on July 1, 2008 you make an additional purchase payment of $5,000; and

o on Oct. 1, 2008 the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and

o    on Oct. 1, 2009 the contract value grows to $23,000.

     WE CALCULATE THE ROP DEATH BENEFIT ON OCT. 1, 2009 AS FOLLOWS:

        Contract value at death:                                                                  $23,000.00
                                                                                                  ==========
        Purchase payments minus adjusted partial withdrawals:
           Total purchase payments:                                                               $25,000.00
           minus adjusted partial withdrawals calculated as:
           $1,500 x $25,000                                                                        -1,704.54
           ----------------  =                                                                    ----------
               $22,000
           for a death benefit of:                                                                $23,295.45
                                                                                                  ==========

     THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                    $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

o    You purchase the contract with a payment of $25,000 on May 1, 2007; and

o on May 1, 2008 (the first contract anniversary) the contract value grows to $26,000; and

o on July 1, 2008 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

     WE CALCULATE THE MAV DEATH BENEFIT ON JULY 1, 2008, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

     1.   CONTRACT VALUE AT DEATH:                                                                $20,500.00
                                                                                                  ==========
     2.   PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
             Total purchase payments:                                                             $25,000.00
             minus adjusted partial withdrawals, calculated as:
             $1,500 x $25,000                                                                      -1,704.55
             ----------------  =                                                                  ----------
                 $22,000
             for a death benefit of:                                                              $23,295.45
                                                                                                  ==========
     3.   THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
             Greatest of your contract anniversary values:                                        $26,000.00
             plus purchase payments made since the prior anniversary:                                  +0.00
             minus the death benefit adjusted partial withdrawals, calculated as:
             $1,500 x $26,000                                                                      -1,772.73
             ----------------  =                                                                  ----------
                 $22,000
             for a death benefit of:                                                              $24,227.27
                                                                                                  ==========

     THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE MAV:                $24,227.27
                                                                                                               ----------


89 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2007 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

o on May 1, 2008 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2008, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON JULY 1, 2008, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:


     1. CONTRACT VALUE AT DEATH:                                              $22,800.00
                                                                              ==========
     2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
           Total purchase payments:                                           $25,000.00
           minus adjusted partial withdrawals, calculated as:
           $1,500 x $25,000
           ----------------  =                                                 -1,543.21
               $24,300                                                        ----------
           for a death benefit of:                                            $23,456.79
                                                                              ==========
     3. THE 5% VARIABLE ACCOUNT FLOOR:

           The variable account floor on May 1, 2008,
           calculated as: 1.05 x $20,000 =                                    $21,000.00
           plus amounts allocated to the subaccounts since that anniversary:       +0.00
           minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
           $1,500 x $21,000
           ----------------  =                                                 -1,657.89
              $19,000                                                         ----------

           variable account floor benefit:                                    $19,342.11
           plus the GPA account value:                                         +5,300.00
                                                                              ----------
           5% variable account floor (value of the GPA account and the
           variable account floor):                                           $24,642.11

     THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE
     THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                 $24,642.11
                                                                                           ----------



90 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2007 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

o on May 1, 2008 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2008, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON JULY 1, 2008, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:


     1. CONTRACT VALUE AT DEATH:                                              $22,800.00
                                                                              ==========
     2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
           Total purchase payments:                                           $25,000.00
           minus adjusted partial withdrawals, calculated as:
           $1,500 x $25,000
           ----------------  =                                                 -1,543.21
               $24,300                                                        ----------
           for a death benefit of:                                            $23,456.79
                                                                              ==========
     3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
           The MAV on the immediately preceding anniversary:                  $25,000.00
           plus purchase payments made since that anniversary:                     +0.00
           minus adjusted partial withdrawals made since that
           anniversary, calculated as:
           $1,500 x $25,000
           ----------------  =                                                 -1,543.21
               $24,300                                                        ----------
           for a MAV Death Benefit of:                                        $23,456.79
                                                                              ==========
     4. THE 5% VARIABLE ACCOUNT FLOOR:

           The variable account floor on May 1, 2008,
           calculated as: 1.05 x $20,000 =                                    $21,000.00
           plus amounts allocated to the subaccounts since that anniversary:       +0.00
           minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
           $1,500 x $21,000
           ----------------  =                                                 -1,657.89
               $19,000                                                        ----------

           variable account floor benefit:                                    $19,342.11
           plus the GPA value:                                                 +5,300.00
           5% variable account floor (value of the GPAs and the variable
           account floor):                                                    $24,642.11
                                                                              ==========
     ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR
     VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                       $24,642.11
                                                                                           ----------



91 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

o    You purchase a contract with a payment of $125,000; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o    you do not change model portfolios.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.


                                                    HYPOTHETICAL   HYPOTHETICAL
CONTRACT                            MCAV ADJUSTED      ASSUMED       ASSUMED
DURATION   PURCHASE     PARTIAL        PARTIAL        NET RATE       CONTRACT
IN YEARS   PAYMENTS   WITHDRAWALS     WITHDRAWAL      OF RETURN        VALUE        MCAV
At Issue   $125,000      $  N/A         $  N/A           N/A         $125,000     $125,000
1                 0           0              0          12.0%         140,000      125,000
2                 0           0              0          15.0%         161,000      128,800(2)
3                 0           0              0           3.0%         165,830      132,664(2)
4                 0           0              0          -8.0%         152,564      132,664
5                 0       2,000          2,046         -15.0%         127,679      130,618
6                 0           0              0          20.0%         153,215      130,618
7                 0           0              0          15.0%         176,197      140,958(2)
8                 0       5,000          4,444         -10.0%         153,577      136,513
9                 0           0              0         -20.0%         122,862      136,513
10(1)             0           0              0         -12.0%         108,118      136,513

(1)  The APB benefit date.

(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


92 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

o    You purchase a contract with a payment of $125,000; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

o    you do not change model portfolios.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.


               YEARS                                  MCAV      HYPOTHETICAL   HYPOTHETICAL
CONTRACT   REMAINING IN                             ADJUSTED       ASSUMED        ASSUMED
DURATION    THE WAITING   PURCHASE     PARTIAL      PARTIAL       NET RATE       CONTRACT
IN YEARS      PERIOD      PAYMENTS   WITHDRAWALS   WITHDRAWAL     OF RETURN        VALUE        MCAV
At Issue      10          $125,000      $  N/A       $   N/A         N/A         $125,000     $125,000
1             10(2)              0           0             0        12.0%         140,000      140,000(3)
2             10(2)              0           0             0        15.0%         161,000      161,000(3)
3             10(2)              0           0             0         3.0%         165,830      165,830(3)
4              9                 0           0             0        -8.0%         152,564      165,830
5              8                 0       2,000         2,558       -15.0%         127,679      163,272
6                                0           0             0        20.0%         153,215      163,272
7             10(2)              0           0             0        15.0%         176,197      176,197(3)
8              9                 0       5,000         5,556       -10.0%         153,577      170,642
9              8                 0           0             0       -20.0%         122,862      170,642
10             7                 0           0             0       -12.0%         108,118      170,642
11             6                 0           0             0         3.0%         111,362      170,642
12             5                 0           0             0         4.0%         115,817      170,642
13             4                 0       7,500        10,524         5.0%         114,107      160,117
14             3                 0           0             0         6.0%         120,954      160,117
15             2                 0           0             0        -5.0%         114,906      160,117
16             1                 0           0             0       -11.0%         102,266      160,117
17(1)          0                 0           0             0        -3.0%          99,198      160,117

(1)  The APB benefit date.

(2)  The waiting period restarts when the elective step up is exercised.

(3) These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


93 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- SECURESOURCE(SM) RIDERS

EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o    You are the sole owner and also the annuitant. You are age 60.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.


                                    HYPOTHETICAL
CONTRACT                              ASSUMED         BASIC WITHDRAWAL BENEFIT      LIFETIME WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     ------------------------------   ---------------------------
IN YEARS   PAYMENTS   WITHDRAWALS      VALUE          GBA         RBA        GBP      RBP       ALP       RALP
At Issue   $100,000     $   N/A       $100,000     $100,000    $100,000    $7,000    $7,000   $   N/A    $  N/A
0.5               0       5,000         92,000      100,000      95,000     7,000     2,000       N/A       N/A
1                 0           0         90,000       90,000(1)   90,000(1)  6,300     6,300       N/A       N/A
2                 0           0         81,000       90,000      90,000     6,300     6,300       N/A       N/A
5                 0           0         75,000       90,000      90,000     6,300     6,300     5,400(2)  5,400(2)
5.5               0       5,400         70,000       90,000      84,600     6,300       900     5,400         0
6                 0           0         69,000       90,000      84,600     6,300     6,300     5,400     5,400
6.5               0       6,300         62,000       90,000      78,300     6,300         0     3,720(3)      0
7                 0           0         64,000       90,000      78,300     6,300     6,300     3,840     3,840
7.5               0      10,000         51,000       51,000(4)   51,000(4)  3,570         0     3,060(4)      0
8                 0           0         55,000       55,000      55,000     3,850     3,850     3,300     3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(2) The ALP and RALP are established on the contract anniversary date following the date the Covered Person reaches age 65 as 6% of the RBA.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



94 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o    You are the sole owner and also the annuitant. You are age 65.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in bold.

o Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.


                                    HYPOTHETICAL
CONTRACT                              ASSUMED         BASIC WITHDRAWAL BENEFIT      LIFETIME WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     ------------------------------   ---------------------------
IN YEARS   PAYMENTS   WITHDRAWALS      VALUE          GBA         RBA        GBP       RBP       ALP      RALP
At Issue   $100,000    $   N/A        $100,000     $100,000    $100,000    $7,000    $7,000    $6,000    $6,000
1                 0          0         105,000      105,000     105,000     7,350     7,000(1)  6,300     6,000(1)
2                 0          0         110,000      110,000     110,000     7,700     7,000(1)  6,600     6,000(1)
3                 0          0         110,000      110,000     110,000     7,700     7,700(2)  6,600     6,600(2)
3.5               0      6,600         110,000      110,000     103,400     7,700     1,100     6,600         0
4                 0          0         115,000      115,000     115,000     8,050     8,050     6,900     6,900
4.5               0      8,050         116,000      115,000     106,950     8,050         0     6,900(3)      0
5                 0          0         120,000      120,000     120,000     8,400     8,400     7,200     7,200
5.5               0     10,000         122,000      120,000(4)  110,000(4)  8,400         0     7,200(4)      0
6                 0          0         125,000      125,000     125,000     8,750     8,750     7,500     7,500
6.5               0          0         110,000      125,000     125,000     8,750     8,750     6,600(5)  6,600(5)
7                 0          0         105,000      125,000     125,000     8,750     8,750     6,600     6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess.
     Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.



95 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o    You are age 59 and your spouse is age 60.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

o Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                    HYPOTHETICAL
CONTRACT                              ASSUMED         BASIC WITHDRAWAL BENEFIT      LIFETIME WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL      CONTRACT      ------------------------------   ---------------------------
IN YEARS   PAYMENTS   WITHDRAWALS      VALUE          GBA         RBA       GBP        RBP       ALP      RALP
At Issue   $100,000     $   N/A       $100,000     $100,000    $100,000    $7,000    $7,000    $  N/A    $  N/A
0.5               0       5,000         92,000      100,000      95,000     7,000     2,000       N/A       N/A
1                 0           0         90,000       90,000(1)   90,000(1)  6,300     6,300       N/A       N/A
2                 0           0         81,000       90,000      90,000     6,300     6,300       N/A       N/A
6                 0           0         75,000       90,000      90,000     6,300     6,300     5,400(2)  5,400(2)
6.5               0       5,400         70,000       90,000      84,600     6,300       900     5,400         0
7                 0           0         69,000       90,000      84,600     6,300     6,300     5,400     5,400
7.5               0       6,300         62,000       90,000      78,300     6,300         0     3,720(3)      0
8                 0           0         64,000       90,000      78,300     6,300     6,300     3,840     3,840
8.5               0      10,000         51,000       51,000(4)   51,000(4)  3,570         0     3,060(4)      0
9                 0           0         55,000       55,000      55,000     3,850     3,850     3,300     3,300
9.5               0           0         54,000       55,000      55,000     3,850     3,850     3,300     3,300
10                0           0         52,000       55,000      55,000     3,850     3,850     3,300     3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.

(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



96 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract

o    You are age 71 and your spouse is age 70.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                 HYPOTHETICAL
                                    ASSUMED             BASIC WITHDRAWAL BENEFIT         LIFETIME WITHDRAWAL BENEFIT
CONTRACT  PURCHASE    PARTIAL      CONTRACT    ----------------------------------------  ---------------------------
DURATION  PAYMENTS  WITHDRAWALS      VALUE        GBA         RBA        GBP     RBP          ALP          RALP
At Issue  $100,000   $   N/A       $100,000    $100,000    $100,000    $7,000  $7,000        $6,000      $6,000
 1               0         0        105,000     105,000     105,000     7,350   7,000(1)      6,300       6,000(1)
 2               0         0        110,000     110,000     110,000     7,700   7,000(1)      6,600       6,000(1)
 3               0         0        110,000     110,000     110,000     7,700   7,700(2)      6,600       6,600(2)
 3.5             0     6,600        110,000     110,000     103,400     7,700   1,100         6,600           0
 4               0         0        115,000     115,000     115,000     8,050   8,050         6,900       6,900
 4.5             0     8,050        116,000     115,000     106,950     8,050       0         6,900(3)        0
 5               0         0        120,000     120,000     120,000     8,400   8,400         7,200       7,200
 5.5             0    10,000        122,000     120,000(4)  110,000(4)  8,400       0         7,200(4)        0
 6               0         0        125,000     125,000     125,000     8,750   8,750         7,500       7,500
 6.5             0         0        110,000     125,000     125,000     8,750   8,750         7,500       7,500
 7               0         0        105,000     125,000     125,000     8,750   8,750         7,500       7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess.
     Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



97 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: SECURESOURCE(SM) RIDERS -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.

For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

     o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

     o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

     o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

     o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

     o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

     o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

     o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

     o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

     o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)  determined by us each calendar year;

(2) based solely on the value of the contract to which the SecureSource(SM) rider is attached as of the date we make the determination; and

(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

          1.   an individual retirement annuity (Section 408(b));

          2.   a Roth individual retirement account (Section 408A);

          3.   a Simplified Employee Pension plan (Section 408(k));

          4.   a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.



98 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2007 and you and the annuitant are under age 70; and

o You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

On Nov. 1, 2007 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on Nov. 1, 2007 equals the contract value, $105,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

On May 1, 2008 the contract value grows to $110,000. The death benefit on May 1, 2008 equals:


   MAV Death Benefit (contract value):                                     $110,000
                                                                           --------
   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
   0.40 x ($110,000 - $100,000) =                                            +4,000
                                                                           --------
Total death benefit of:                                                    $114,000
                                                                           --------


On May 1, 2009 the contract value falls to $105,000. The death benefit on May 1, 2009 equals:


   MAV Death Benefit (MAV):                                                $110,000
                                                                           --------
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
   0.40 x ($110,000 - $100,000) =                                            +4,000
                                                                           --------
Total death benefit of:                                                    $114,000
                                                                           --------


On June 1, 2009 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2009 equals:


   MAV Death Benefit (MAV adjusted for partial withdrawals):               $ 57,619
                                                                           --------
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
   0.40 x ($57,619 - $55,000) =                                              +1,048
                                                                           --------
Total death benefit of:                                                    $ 58,667
                                                                           --------


On May 1, 2010 the contract value falls to $40,000. The death benefit on May 1, 2010 equals the death benefit on June 1, 2009. The reduction in contract value has no effect. On May 1, 2016 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on May 1, 2016 equals:


   MAV Death Benefit (contract value):                                     $200,000
                                                                           --------
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)                     +55,000
                                                                           --------
Total death benefit of:                                                    $255,000
                                                                           --------



99 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

On Nov. 1, 2016 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on Nov. 1, 2016 equals:


   MAV Death Benefit (contract value):                                     $250,000
                                                                           --------
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)                     +55,000
                                                                           --------
Total death benefit of:                                                    $305,000
                                                                           --------


On Nov. 1, 2017 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes. The death benefit on Nov. 1, 2017 equals:


   MAV Death Benefit (contract value):                                     $250,000
                                                                           --------
   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)
   0.40 x ($250,000 - $105,000) =                                           +58,000
                                                                           --------
Total death benefit on Nov. 1, 2017 of:                                    $308,000
                                                                           --------



100 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS
ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2007 and you and the annuitant are under age 70. You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

     On Nov. 1, 2007 the contract value grows to $105,000. The death benefit on Nov. 1, 2007 equals MAV Death Benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

     On May 1, 2008 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on May 1, 2008 equals:


   MAV Death Benefit (contract value):                                                          $110,000
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
   (MAV rider minus payments not previously withdrawn):
   0.40 x ($110,000 - $100,000) =                                                                 +4,000
                                                                                                --------
Total death benefit of:                                                                         $114,000
On May 1, 2009 the contract value falls to $105,000. The death benefit on May 1, 2009 equals:
   MAV Death Benefit (MAV):                                                                     $110,000
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
   0.40 x ($110,000 - $100,000) =                                                                 +4,000
   plus 10% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.10 x $100,000 =                                               +10,000
                                                                                                --------
Total death benefit of:                                                                         $124,000

     On June 1, 2009 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2009 equals:

   MAV Death Benefit (MAV adjusted for partial withdrawals):                                    $ 57,619
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
   0.40 x ($57,619 - $55,000) =                                                                   +1,048
   plus 10% of purchase payments made within 60 days of contract
   issue and not previously withdrawn: 0.10 x $55,000 =                                           +5,500
                                                                                                --------
Total death benefit of:                                                                         $ 64,167


     On May 1, 2010 the contract value falls $40,000. The death benefit on May 1, 2010 equals the death benefit calculated on June 1, 2009. The reduction in contract value has no effect.



101 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

     On May 1, 2016 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on May 1, 2016 equals:


   MAV Death Benefit (contract value):                                               $200,000
   plus the Benefit Protector(SM) Plus benefit which equals
   40% of earnings at death, up to a maximum of 100%
   of purchase payments not previously withdrawn
   that are one or more years old                                                     +55,000
   plus 20% of purchase payments made within 60 days of
   contract issue and not previously withdrawn: 0.20 x $55,000 =                      +11,000
                                                                                     --------
Total death benefit of:                                                              $266,000

   On Nov. 1, 2016 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on Nov. 1, 2016 equals:

   MAV Death Benefit (contract value):                                               $250,000
   plus the Benefit Protector(SM) Plus benefit which equals
   40% of earnings at death, up to a maximum of
   100% of purchase payments not previously withdrawn
   that are one or more years old                                                     +55,000
   plus 20% of purchase payments made within 60 days of
   contract issue and not previously withdrawn: 0.20 x $55,000 =                      +11,000
                                                                                     --------
Total death benefit of:                                                              $316,000

On Nov. 1, 2017 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on Nov. 1, 2017 equals:

   MAV Death Benefit (contract value):                                               $250,000
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
   0.40 x ($250,000 - $105,000) =                                                     +58,000
   plus 20% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.20 x $55,000 =                                     +11,000
                                                                                     --------
Total death benefit on Nov. 1, 2017 of:                                              $319,000



102 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS

The following contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit on any purchase payment made to the contract:

o    contracts purchased before May 1, 2006;

o contracts purchased on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time of contract purchase.

We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

If you are uncertain whether purchase payment credits are available under your contract, ask your investment professional or contract us by calling or writing to us at the address shown on the first page of the prospectus.



103 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 1,
2006

ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o    substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.



104 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The Guarantor Withdrawal Benefit for Life(SM) rider is an optional benefit that you may select for an additional annual charge if(1):

o    you purchase your contract on or after May 1, 2006;

o    the rider is available in your state; and

o you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life(SM) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(SM) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you may take the following partial withdrawal amounts each contract year:

o After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

o During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

o During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.



105 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

     (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

          (i) THERE ARE MULTIPLE CONTRACT OWNERS -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

          (ii) THE OWNER AND THE ANNUITANT ARE NOT THE SAME PERSONS -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

     (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

     (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

     (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(SM) rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(SM) rider, you may not elect the Accumulation Protector Benefit(SM) rider.



106 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for
     Life(SM) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

     For owners subject to RMD rules under Section 401(a)(9), our current administrative practice is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under the terms of the rider, subject to the following rules:

     (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

          o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

          o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

          o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

          o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(SM) rider.

     (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

          o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

          o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

          o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

          o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(SM) rider.

     (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

          o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

          o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.



107 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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     The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA)
     is:

     (1)  determined by us each calendar year;

     (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(SM) rider is attached as of the date we make the determination; and

     (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

          1.   an individual retirement annuity (Section 408(b));

          2.   a Roth individual retirement account (Section 408A);

          3.   a Simplified Employee Pension plan (Section 408(k));

          4.   a tax-sheltered annuity rollover (Section 403(b)).

     We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.

     In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

     In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(SM) rider may be of limited value to you.

For an example, see "Examples of Guarantor Withdrawal Benefit for Life(SM)" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ARE DESCRIBED BELOW:

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBA that is associated with that RBA will also be set to zero.

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a) LESS THAN OR EQUAL TO THE TOTAL RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

     (b) IS GREATER THAN THE TOTAL RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



108 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a) LESS THAN OR EQUAL TO THE TOTAL RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

     (b) IS GREATER THAN THE TOTAL RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.



109 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the GBP is established as 7% of the GBA value.

o AT EACH CONTRACT ANNIVERSARY -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBP associated with that RBA will also be reset to zero.

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a)  LESS THAN OR EQUAL TO THE TOTAL RBP -- the GBP remains unchanged.

     (b) IS GREATER THAN THE TOTAL RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWAL -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBP equal to that payment's GBP.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o AT SPOUSAL CONTINUATION -- (see "Spousal Option to Continue the Contract" heading below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the RBP associated with that RBA will also be reset to zero.

o WHEN YOU MAKE ANY PARTIAL WITHDRAWAL -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.



110 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o THE LATER OF THE CONTRACT EFFECTIVE DATE OR THE CONTRACT ANNIVERSARY DATE FOLLOWING THE DATE THE COVERED PERSON REACHES AGE 65 -- the ALP is established as 6% of the total RBA.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o AT CONTRACT OWNERSHIP CHANGE -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a)  LESS THAN OR EQUAL TO THE RALP -- the ALP remains unchanged.

     (b) IS GREATER THAN THE RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o THE LATER OF THE CONTRACT EFFECTIVE DATE OR THE CONTRACT ANNIVERSARY DATE FOLLOWING THE DATE THE COVERED PERSON REACHES AGE 65, AND:

     (a) DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is established equal to 6% of purchase payments.

     (b)  AT ANY OTHER TIME -- the RALP is established equal to the ALP.

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o    AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RALP is set equal to
     ALP.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE ANY PARTIAL WITHDRAWAL -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



111 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

o If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o    The total RBP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o    The RALP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

     (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(SM) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o    The GBA, RBA, and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.



112 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

o If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

     (a)  receive the remaining schedule of GBPs until the RBA equals zero; or

     (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

     (a)  the remaining schedule of GBPs until the RBA equals zero; or

     (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o    We will no longer accept additional purchase payments;

o    You will no longer be charged for the rider;

o    Any attached death benefit riders will terminate; and

o The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



113 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The Guarantor Withdrawal Benefit for Life(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").



114 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The Guarantor Withdrawal Benefit for Life(SM) rider cannot be terminated either by you or us except as follows:

1.   Annuity payouts under an annuity payout plan will terminate the rider.

2.   Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM)

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000.

o    You are the sole owner and also the annuitant. You are age 60.

o    You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                    HYPOTHETICAL
CONTRACT                               ASSUMED             BASIC WITHDRAWAL BENEFIT            LIFETIME WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     -----------------------------------------   ---------------------------
IN YEARS   PAYMENTS   WITHDRAWALS       VALUE         GBA          RBA        GBP      RBP         ALP         RALP
At Issue   $100,000     $   N/A       $100,000     $100,000     $100,000     $7,000   $7,000      $   N/A     $  N/A
0.5               0       7,000         92,000      100,000       93,000      7,000        0          N/A        N/A
1                 0           0         91,000      100,000       93,000      7,000    7,000          N/A        N/A
1.5               0       7,000         83,000      100,000       86,000      7,000        0          N/A        N/A
2                 0           0         81,000      100,000       86,000      7,000    7,000          N/A        N/A
5                 0           0         75,000      100,000       86,000      7,000    7,000        5,160(1)   5,160(1)
5.5               0       5,160         70,000      100,000       80,840      7,000    1,840        5,160          0
6                 0           0         69,000      100,000       80,840      7,000    7,000        5,160      5,160
6.5               0       7,000         62,000      100,000       73,840      7,000        0        3,720(2)       0
7                 0           0         70,000      100,000       73,840      7,000    7,000        4,200      4,200
7.5               0      10,000         51,000       51,000(3)    51,000(3)   3,570        0        3,060(3)       0
8                 0           0         55,000       55,000       55,000      3,850    3,850        3,300      3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



115 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000.

o    You are the sole owner and also the annuitant. You are age 65.

o    You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                    HYPOTHETICAL
CONTRACT                               ASSUMED              BASIC WITHDRAWAL BENEFIT             LIFETIME WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     -----------------------------------------     ---------------------------
IN YEARS   PAYMENTS   WITHDRAWALS       VALUE         GBA          RBA         GBP      RBP            ALP       RALP
At Issue   $100,000     $   N/A       $100,000     $100,000     $100,000     $7,000   $7,000         $6,000     $6,000
1                 0           0        105,000      105,000      105,000      7,350    7,000(1)       6,300      6,000(1)
2                 0           0        110,000      110,000      110,000      7,700    7,000(1)       6,600      6,000(1)
3                 0           0        110,000      110,000      110,000      7,700    7,700(2)       6,600      6,600(2)
3.5               0       6,600        110,000      110,000      103,400      7,700    1,100          6,600          0
4                 0           0        115,000      115,000      115,000      8,050    8,050          6,900      6,900
4.5               0       8,050        116,000      115,000      106,950      8,050        0          6,900(3)       0
5                 0           0        120,000      120,000      120,000      8,400    8,400          7,200      7,200
5.5               0      10,000        122,000      120,000(4)   110,000(4)   8,400        0          7,200(4)       0
6                 0           0        125,000      125,000      125,000      8,750    8,750          7,500      7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess.
     Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



116 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

o you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource(SM) rider and/or the Guarantor Withdrawal Benefit for Life(SM) rider are/were not available;

o you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor(SM) Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o    the guaranteed benefit amount will be adjusted as described below; and

o    the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



117 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor(SM) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J:
     Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

o    RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT:
     If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit(SM) rider.

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

     For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:

     (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

     (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

     (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

     (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(SM) Withdrawal Benefit rider.

     The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

     (1)  determined by us each calendar year;

     (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit rider is attached as of the date we make the determination; and

     (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

          1.   an individual retirement annuity (Section 408(b));

          2.   a Roth individual retirement account (Section 408A);

          3.   a Simplified Employee Pension plan (Section 408(k));

          4.   a tax-sheltered annuity rollover (Section 403(b)).



118 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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     We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.

     In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

     Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

     In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

o AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     (a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     (b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

     (c) UNDER THE ORIGINAL RIDER IN A CONTRACT YEAR AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals.

The maximum RBA is $5,000,000.



119 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

o AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     (a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     (b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     (c) UNDER THE ORIGINAL RIDER AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.



120 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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The elective step up is subject to the following rules:

o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

o if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o    The RBP will be reset as follows:

     (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.



121 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o    you will be paid according to the annuity payout option described above;

o    we will no longer accept additional purchase payments;

o    you will no longer be charged for the rider;

o    any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.



122 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT

ASSUMPTION:

o    You purchase the contract with a payment of $100,000 on May 1, 2007.


     The Guaranteed Benefit Amount (GBA) equals your purchase payment:          $100,000
     The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
        0.07 x $100,000 =                                                       $  7,000
     The Remaining Benefit Amount (RBA) equals your purchase payment:           $100,000
     On May 1, 2008 the contract value grows to $110,000. You decide to step up your benefit.
     The RBA equals 100% of your contract value:                                $110,000
     The GBA equals 100% of your contract value:                                $110,000
     The GBP equals 7% of your stepped-up GBA:
        0.07 x $110,000 =                                                       $  7,700
     On Nov. 1, 2010 you decide to take a partial withdrawal of $7,700.
     You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
        $110,000 - $7,700 =                                                     $102,300
     The GBA equals the GBA immediately prior to the partial withdrawal:        $110,000
     The GBP equals 7% of your GBA:
        0.07 x $110,000 =                                                       $  7,700
     On May 1, 2011 you make an additional purchase payment of $50,000.
     The new RBA for the contract is equal to your prior RBA plus 100%
     of the additional purchase payment:
        $102,300 + $50,000 =                                                    $152,300
     The new GBA for the contract is equal to your prior GBA plus 100%
     of the additional purchase payment:
        $110,000 + $50,000 =                                                    $160,000
     The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
        $7,700 + $3,500 =                                                       $ 11,200
     On May 1, 2012 your contract value grows to $200,000. You decide to step up your benefit.
     The RBA equals 100% of your contract value:                                $200,000
     The GBA equals 100% of your contract value:                                $200,000
     The GBP equals 7% of your stepped-up GBA:
        0.07 x $200,000 =                                                       $ 14,000
     On Nov. 1, 2013 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
     $14,000 so your RBA gets reset to the lesser of:
        (1) your contract value immediately following the partial withdrawal;
              $230,000 - $20,000 =                                              $210,000
        OR
        (2) your prior RBA less the amount of the partial withdrawal.
              $200,000 - $20,000 =                                              $180,000
     Reset RBA = lesser of (1) or (2) =                                         $180,000
     The GBA gets reset to the lesser of:
        (1) your prior GBA                                                      $200,000
        OR
        (2) your contract value immediately following the partial withdrawal;
              $230,000 - $20,000 =                                              $210,000



123 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

     Reset GBA = lesser of (1) or (2) =                                         $200,000
     The Reset GBP is equal to 7% of your Reset GBA:
        0.07 x $200,000 =                                                       $ 14,000
     On Nov. 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
     GBP of $14,000 so your RBA gets reset to the lesser of:
        (1) your contract value immediately following the partial withdrawal;
              $175,000 - $25,000 =                                              $150,000
        OR
        (2) your prior RBA less the amount of the partial withdrawal.
              $180,000 - $25,000 =                                              $155,000
     Reset RBA = lesser of (1) or (2) =                                         $150,000
     The GBA gets reset to the lesser of:
        (1) your prior GBA;                                                     $200,000
        OR
        (2) your contract value immediately following the partial withdrawal;
              $175,000 - $25,000 =                                              $150,000
     Reset GBA = lesser of (1) or (2) =                                         $150,000
     The Reset GBP is equal to 7% of your Reset GBA:
        0.07 x $150,000 =                                                       $ 10,500



124 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS

INCOME ASSURER BENEFIT(SM) RIDERS

The following three optional Income Assurer Benefit(SM) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

o    Income Assurer Benefit(SM) - MAV;

o    Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o    Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)  is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.



125 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the waiting period;

o    the annuitant on the retirement date must be between 50 to 86 years old;
     and

o you can only take an annuity payment in one of the following annuity payout plans:

     Plan A -- Life Annuity - No Refund;
     Plan B -- Life Annuity with Ten or Twenty Years Certain;
     Plan D -- Joint and Last Survivor Life Annuity - No Refund;
               Joint and Last Survivor Life Annuity with Twenty Years
               Certain; or
     Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

     P(SUB t-1) (1 + i) = P(SUB t)
     ------------------
            1.05

      P(SUB t-1)  = prior annuity payout

      P(SUB t)    = current annuity payout

      i           = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.



126 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.   contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.   contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.   contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.



127 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from
     (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.   the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.   the MAV (described above); or

4.   the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.   the MAV, less market value adjusted excluded payments (described above);
     or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).



128 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT(SM) RIDERS

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000 on June 1, 2006; and

o you invest all contract value in the subaccounts (protected investment options); and

o you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

o    the annuitant is male and age 55 at contract issue; and

o    the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED                  MAXIMUM           GUARANTEED
  CONTRACT     CONTRACT   PURCHASE     ANNIVERSARY           INCOME
 ANNIVERSARY     VALUE    PAYMENTS   VALUE (MAV)(1)   BENEFIT BASE - MAV(2)
---------------------------------------------------------------------------
     1         $108,000   $100,000      $108,000           $108,000
     2          125,000       none       125,000            125,000
     3          132,000       none       132,000            132,000
     4          150,000       none       150,000            150,000
     5           85,000       none       150,000            150,000
     6          121,000       none       150,000            150,000
     7          139,000       none       150,000            150,000
     8          153,000       none       153,000            153,000
     9          140,000       none       153,000            153,000
    10          174,000       none       174,000            174,000
    11          141,000       none       174,000            174,000
    12          148,000       none       174,000            174,000
    13          208,000       none       208,000            208,000
    14          198,000       none       208,000            208,000
    15          203,000       none       208,000            208,000
---------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


129 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                 STANDARD PROVISIONS                                         IAB - MAV PROVISIONS
              ---------------------------------------------------------------------------------------------------------------------
  CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY       ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - MAV     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
     10          $174,000           $  772.56             $  774.30          $174,000          $  772.56             $  774.30
     11           141,000              641.55                642.96           174,000             791.70                793.44
     12           148,000              691.16                692.64           174,000             812.58                814.32
     13           208,000              996.32                998.40           208,000             996.32                998.40
     14           198,000              974.16                976.14           208,000           1,023.36              1,025.44
     15           203,000            1,025.15              1,027.18           208,000           1,050.40              1,052.48
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                STANDARD PROVISIONS                                      IAB - MAV PROVISIONS
            -------------------------------------------------------------------------------------------------------------------
  CONTRACT                      NEW TABLE(1)          OLD TABLE(1)                       NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY     ASSUMED        PLAN D - LAST         PLAN D - LAST      IAB - MAV       PLAN D - LAST         PLAN D - LAST
AT EXERCISE CONTRACT VALUE SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2) BENEFIT BASE SURVIVOR NO REFUND(2) SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------------------
     10        $174,000           $629.88               $622.92           $174,000         $629.88               $622.92
     11         141,000            521.70                516.06            174,000          643.80                636.84
     12         148,000            559.44                553.52            174,000          657.72                650.76
     13         208,000            807.04                796.64            208,000          807.04                796.64
     14         198,000            786.06                778.14            208,000          825.76                817.44
     15         203,000            826.21                818.09            208,000          846.56                838.24
-------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


130 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                          GUARANTEED
                                                            INCOME
                ASSUMED                                 BENEFIT BASE -
  CONTRACT     CONTRACT   PURCHASE   5% ACCUMULATION   5% ACCUMULATION
 ANNIVERSARY     VALUE    PAYMENTS   BENEFIT BASE(1)   BENEFIT BASE(2)
----------------------------------------------------------------------
      1        $108,000   $100,000       $105,000         $108,000
      2         125,000       none        110,250          125,000
      3         132,000       none        115,763          132,000
      4         150,000       none        121,551          150,000
      5          85,000       none        127,628          127,628
      6         121,000       none        134,010          134,010
      7         139,000       none        140,710          140,710
      8         153,000       none        147,746          153,000
      9         140,000       none        155,133          155,133
     10         174,000       none        162,889          174,000
     11         141,000       none        171,034          171,034
     12         148,000       none        179,586          179,586
     13         208,000       none        188,565          208,000
     14         198,000       none        197,993          198,000
     15         203,000       none        207,893          207,893
----------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
     Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                 STANDARD PROVISIONS                                         IAB - 5% RF PROVISIONS
              ----------------------------------------------------------------------------------------------------------------------
  CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                          NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY       ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH    IAB - 5% RF     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
     10          $174,000           $  772.56             $  774.30          $174,000          $  772.56              $  774.30
     11           141,000              641.55                642.96           171,034             778.20                 779.91
     12           148,000              691.16                692.64           179,586             838.66                 840.46
     13           208,000              996.32                998.40           208,000             996.32                 998.40
     14           198,000              974.16                976.14           198,000             974.16                 976.14
     15           203,000            1,025.15              1,027.18           207,893           1,049.86               1,051.94
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


131 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
             -------------------------------------------------------------------------------------------------------------------
  CONTRACT    ASSUMED       NEW TABLE(1)           OLD TABLE(1)                         NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY  CONTRACT      PLAN D - LAST          PLAN D - LAST       IAB - 5% RF      PLAN D - LAST           PLAN D - LAST
AT EXERCISE    VALUE    SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)
--------------------------------------------------------------------------------------------------------------------------------
    10        $174,000        $629.88                 $622.92           $174,000           $629.88                $622.92
    11         141,000         521.70                  516.06            171,034            632.83                 625.98
    12         148,000         559.44                  553.52            179,586            678.83                 671.65
    13         208,000         807.04                  796.64            208,000            807.04                 796.64
    14         198,000         786.06                  778.14            198,000            786.06                 778.14
    15         203,000         826.21                  818.09            207,893            846.12                 837.81
--------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFITSM - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                      GUARANTEED
                                                                        INCOME
                                                                     BENEFIT BASE -
                                                                      GREATER OF
              ASSUMED                 MAXIMUM                          MAV OR 5%
 CONTRACT     CONTRACT   PURCHASE   ANNIVERSARY   5% ACCUMULATION    ACCUMULATION
ANNIVERSARY    VALUE     PAYMENTS     VALUE(1)    BENEFIT BASE(1)   BENEFIT BASE(2)
-----------------------------------------------------------------------------------
      1       $108,000   $100,000    $108,000        $105,000          $108,000
      2        125,000       none     125,000         110,250           125,000
      3        132,000       none     132,000         115,763           132,000
      4        150,000       none     150,000         121,551           150,000
      5         85,000       none     150,000         127,628           150,000
      6        121,000       none     150,000         134,010           150,000
      7        139,000       none     150,000         140,710           150,000
      8        153,000       none     153,000         147,746           153,000
      9        140,000       none     153,000         155,133           155,133
     10        174,000       none     174,000         162,889           174,000
     11        141,000       none     174,000         171,034           174,000
     12        148,000       none     174,000         179,586           179,586
     13        208,000       none     208,000         188,565           208,000
     14        198,000       none     208,000         197,993           208,000
     15        203,000       none     208,000         207,893           208,000
-----------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)  The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
     Benefit Base is a calculated number, not an amount that can be withdrawn.
     The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
     Benefit Base does not create contract value or guarantee the performance of any investment option.


132 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                STANDARD PROVISIONS                                   IAB - MAX PROVISIONS
             ----------------------------------------------------------------------------------------------------------------
  CONTRACT                       NEW TABLE(1)         OLD TABLE(1)                       NEW TABLE(1)         OLD TABLE(1)
ANNIVERSARY      ASSUMED     PLAN B - LIFE WITH   PLAN B - LIFE WITH    IAB - MAX     PLAN B - LIFE WITH   PLAN B - LIFE WITH
AT EXERCISE  CONTRACT VALUE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)  BENEFIT BASE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------
    10          $174,000         $  772.56            $  774.30          $174,000         $  772.56            $  774.30
    11           141,000            641.55               642.96           174,000            791.70               793.44
    12           148,000            691.16               692.64           179,586            838.66               840.46
    13           208,000            996.32               998.40           208,000            996.32               998.40
    14           198,000            974.16               976.14           208,000          1,023.36             1,025.44
    15           203,000          1,025.15             1,027.18           208,000          1,050.40             1,052.48
-----------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                STANDARD PROVISIONS                                         IAB - MAX PROVISIONS
             ------------------------------------------------------------------------------------------------------------------
  CONTRACT    ASSUMED       NEW TABLE(1)           OLD TABLE(1)                        NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY  CONTRACT      PLAN D - LAST          PLAN D - LAST       IAB - MAX       PLAN D - LAST          PLAN D - LAST
AT EXERCISE    VALUE   SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------------------
     10      $174,000        $629.88                $622.92            $174,000          $629.88                  $622.92
     11       141,000         521.70                 516.06             174,000           643.80                   636.84
     12       148,000         559.44                 553.52             179,586           678.83                   671.65
     13       208,000         807.04                 796.64             208,000           807.04                   796.64
     14       198,000         786.06                 778.14             208,000           825.76                   817.44
     15       203,000         826.21                 818.09             208,000           846.56                   838.24
-------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


133 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX N: CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2006.

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                 2006
-----------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                 3
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)             2,227
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 0.97
Number of accumulation units outstanding at end of period (000 omitted)             4,219
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)             1,524
-----------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                 5
-----------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                     $ 1.00
Accumulation unit value at end of period                                           $ 0.98
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------



134 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                          2006
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                         --
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                         --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                      9,751
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)                          5
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                        859
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                      1,866
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                        434
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                          6
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                          1
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                          2
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                      2,313
--------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                      3,787
--------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                          1
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                      3,150
--------------------------------------------------------------------------------------------------



135 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                          2006
--------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                          5
--------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                         --
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.22
Number of accumulation units outstanding at end of period (000 omitted)                          2
--------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                         12
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                          1
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                         20
--------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                      3,108
--------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                         --
--------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                         --
--------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                      1,670
--------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)                         --
--------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                         67
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO -
CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 3.46% AND 3.52%, RESPECTIVELY
--------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                      5,812
--------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                      6,089
--------------------------------------------------------------------------------------------------



136 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                2006
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)              761
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                2
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)            5,339
----------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.23
Number of accumulation units outstanding at end of period (000 omitted)               46
----------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)            2,127
----------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)              306
----------------------------------------------------------------------------------------



137 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                            2006      2005     2004
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.07   $ 1.00
Accumulation unit value at end of period                                                     $  1.23   $  1.11   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                        4,263     5,023    3,225
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.18   $  1.10   $ 1.00
Accumulation unit value at end of period                                                     $  1.35   $  1.18   $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                           19        19       12
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.13   $  1.07   $ 1.00
Accumulation unit value at end of period                                                     $  1.23   $  1.13   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                        1,204     1,379      900
-----------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.08   $  1.07   $ 1.00
Accumulation unit value at end of period                                                     $  1.19   $  1.08   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                           --        --       --
-----------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.08   $ 1.00
Accumulation unit value at end of period                                                     $  1.27   $  1.11   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                          170       126       90
-----------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.36   $  1.19   $ 1.00
Accumulation unit value at end of period                                                     $  1.81   $  1.36   $ 1.19
Number of accumulation units outstanding at end of period (000 omitted)                       13,071     8,418    3,162
-----------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.05   $  1.05   $ 1.00
Accumulation unit value at end of period                                                     $  1.04   $  1.05   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                       24,580    21,086    7,249
-----------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.06   $  1.06   $ 1.00
Accumulation unit value at end of period                                                     $  1.01   $  1.06   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                       19,124     6,266    2,495
-----------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.12   $  1.09   $ 1.00
Accumulation unit value at end of period                                                     $  1.30   $  1.12   $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                           29        15       26
-----------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                               $  1.00        --       --
Accumulation unit value at end of period                                                     $  1.06        --       --
Number of accumulation units outstanding at end of period (000 omitted)                        8,585        --       --
-----------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.21   $  1.17   $ 1.00
Accumulation unit value at end of period                                                     $  1.41   $  1.21   $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                           --        --       --
-----------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.21   $  1.13   $ 1.00
Accumulation unit value at end of period                                                     $  1.27   $  1.21   $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                           --        --       --
-----------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.05   $  1.02   $ 1.00
Accumulation unit value at end of period                                                     $  1.19   $  1.05   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                           67        71       72
-----------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.25   $  1.14   $ 1.00
Accumulation unit value at end of period                                                     $  1.50   $  1.25   $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                           24        26        7
-----------------------------------------------------------------------------------------------------------------------



138 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                            2006      2005     2004
-----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.27   $  1.11   $ 1.00
Accumulation unit value at end of period                                                     $  1.38   $  1.27   $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                       45,962    19,309    6,485
-----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.06   $  1.03   $ 1.00
Accumulation unit value at end of period                                                     $  1.11   $  1.06   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                           15        --       --
-----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.03   $  1.03   $ 1.00
Accumulation unit value at end of period                                                     $  1.05   $  1.03   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                       10,450     8,474    3,024
-----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.40   $  1.21   $ 1.00
Accumulation unit value at end of period                                                     $  1.55   $  1.40   $ 1.21
Number of accumulation units outstanding at end of period (000 omitted)                        6,670     2,154      194
-----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.28   $  1.10   $ 1.00
Accumulation unit value at end of period                                                     $  1.48   $  1.28   $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                        5,282     5,025    3,210
-----------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.12   $  1.12   $ 1.00
Accumulation unit value at end of period                                                     $  1.30   $  1.12   $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                        1,382     1,066      516
-----------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.09   $ 1.00
Accumulation unit value at end of period                                                     $  1.27   $  1.11   $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                           68        53       34
-----------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.08   $ 1.00
Accumulation unit value at end of period                                                     $  1.18   $  1.11   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                           98       115      111
-----------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.18   $  1.09   $ 1.00
Accumulation unit value at end of period                                                     $  1.37   $  1.18   $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                        6,611       374      369
-----------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.10   $  1.16   $ 1.00
Accumulation unit value at end of period                                                     $  1.22   $  1.10   $ 1.16
Number of accumulation units outstanding at end of period (000 omitted)                       18,800     7,744    2,656
-----------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.20   $  1.12   $ 1.00
Accumulation unit value at end of period                                                     $  1.43   $  1.20   $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                          112        57       25
-----------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.32   $  1.19   $ 1.00
Accumulation unit value at end of period                                                     $  1.51   $  1.32   $ 1.19
Number of accumulation units outstanding at end of period (000 omitted)                       14,517     6,833    2,746
-----------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.07   $  1.04   $ 1.00
Accumulation unit value at end of period                                                     $  1.19   $  1.07   $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                           10        11       12
-----------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.09   $  1.09   $ 1.00
Accumulation unit value at end of period                                                     $  1.20   $  1.09   $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                          106        69       53
-----------------------------------------------------------------------------------------------------------------------



139 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                            2006      2005     2004
-----------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.42   $  1.24   $ 1.00
Accumulation unit value at end of period                                                     $  1.82   $  1.42   $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)                           32         1        1
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.09   $  1.06   $ 1.00
Accumulation unit value at end of period                                                     $  1.15   $  1.09   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                       10,182     8,509    3,218
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.29   $  1.15   $ 1.00
Accumulation unit value at end of period                                                     $  1.48   $  1.29   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                          209       177       72
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.25   $  1.16   $ 1.00
Accumulation unit value at end of period                                                     $  1.41   $  1.25   $ 1.16
Number of accumulation units outstanding at end of period (000 omitted)                           75        59       31
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.07   $  1.07   $ 1.00
Accumulation unit value at end of period                                                     $  1.13   $  1.07   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                       20,731    11,203    4,674
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.14   $  1.03   $ 1.00
Accumulation unit value at end of period                                                     $  1.15   $  1.14   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                          142       109       57
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.26   $  1.14   $ 1.00
Accumulation unit value at end of period                                                     $  1.57   $  1.26   $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                           --        --       --
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.24   $  1.18   $ 1.00
Accumulation unit value at end of period                                                     $  1.43   $  1.24   $ 1.18
Number of accumulation units outstanding at end of period (000 omitted)                        4,666        76       17
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.25   $  1.14   $ 1.00
Accumulation unit value at end of period                                                     $  1.29   $  1.25   $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                            8        --       --
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.00   $  0.99   $ 1.00
Accumulation unit value at end of period                                                     $  1.03   $  1.00   $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                        1,771       839      136
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO -
CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 2.62% AND 2.65%, RESPECTIVELY
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.29   $  1.15   $ 1.00
Accumulation unit value at end of period                                                     $  1.51   $  1.29   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                       25,297     8,506       34
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                               $  1.00        --       --
Accumulation unit value at end of period                                                     $  1.02        --       --
Number of accumulation units outstanding at end of period (000 omitted)                       19,914        --       --
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.10   $  1.08   $ 1.00
Accumulation unit value at end of period                                                     $  1.20   $  1.10   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                        5,751     3,150      830
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.09   $  1.05   $ 1.00
Accumulation unit value at end of period                                                     $  1.24   $  1.09   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                       11,734    14,054    9,019
-----------------------------------------------------------------------------------------------------------------------



140 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                            2006      2005     2004
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.15   $  1.07   $ 1.00
Accumulation unit value at end of period                                                     $  1.13   $  1.15   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                        1,023     1,088      697
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.11   $  1.08   $ 1.00
Accumulation unit value at end of period                                                     $  1.25   $  1.11   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                          142       132       48
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.19   $  1.15   $ 1.00
Accumulation unit value at end of period                                                     $  1.41   $  1.19   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                       11,121    10,647    4,456
-----------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.15   $  1.13   $ 1.00
Accumulation unit value at end of period                                                     $  1.31   $  1.15   $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                       41,096    23,606    8,260
-----------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.57   $  1.37   $ 1.00
Accumulation unit value at end of period                                                     $  2.12   $  1.57   $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                          573       619      292
-----------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.43   $  1.20   $ 1.00
Accumulation unit value at end of period                                                     $  1.93   $  1.43   $ 1.20
Number of accumulation units outstanding at end of period (000 omitted)                        6,793     3,916    1,854
-----------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                                               $  1.26   $  1.15   $ 1.00
Accumulation unit value at end of period                                                     $  1.33   $  1.26   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                        6,970     5,234    2,030
-----------------------------------------------------------------------------------------------------------------------



141 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                     p. 3
Rating Agencies                                 p. 4
Revenues Received During Calendar Year 2006     p. 4
Principal Underwriter                           p. 5
Independent Registered Public Accounting Firm   p. 5
Condensed Financial Information (Unaudited)     p. 6
Financial Statements



142 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

RIVERSOURCE [LOGO](SM)
      ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

          RiverSource Distributors, Inc. (Distributor), Member NASD.
                 Insurance and annuity products are issued by
                      RiverSource Life Insurance Company.

            (C)2007 Ameriprise Financial, Inc. All rights reserved.

273417 H (5/07)

PROSPECTUS

MAY 1, 2007

RIVERSOURCE(R)

NEW SOLUTIONS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT
NEW RIVERSOURCE(R) NEW SOLUTIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

o    AIM Variable Insurance Funds

o    AllianceBernstein Variable Products Series Fund, Inc.

o    Evergreen Variable Annuity Trust

o    Fidelity(R) Variable Insurance Products - Service Class

o    Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
     Class 2

o    MFS(R) Variable Insurance Trust(SM)

o    Putnam Variable Trust - Class IB Shares

o    RiverSource(R) Variable Portfolio Funds

Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


1 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS                                                                    3
THE CONTRACT IN BRIEF                                                        4
EXPENSE SUMMARY                                                              6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                 10
FINANCIAL STATEMENTS                                                        10
THE VARIABLE ACCOUNT AND THE FUNDS                                          10
GUARANTEE PERIOD ACCOUNTS (GPAS)                                            17
THE ONE-YEAR FIXED ACCOUNT                                                  19
BUYING YOUR CONTRACT                                                        20
CHARGES                                                                     22
VALUING YOUR INVESTMENT                                                     26
MAKING THE MOST OF YOUR CONTRACT                                            28
WITHDRAWALS                                                                 33
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                        33
CHANGING OWNERSHIP                                                          34
BENEFITS IN CASE OF DEATH                                                   34
OPTIONAL BENEFITS                                                           37
THE ANNUITY PAYOUT PERIOD                                                   46
TAXES                                                                       48
VOTING RIGHTS                                                               51
SUBSTITUTION OF INVESTMENTS                                                 51
ABOUT THE SERVICE PROVIDERS                                                 52
ADDITIONAL INFORMATION                                                      53
APPENDIX A: PERFORMANCE CREDIT RIDER
   ADJUSTED PARTIAL WITHDRAWAL                                              54
APPENDIX B: CONDENSED
   FINANCIAL INFORMATION (UNAUDITED)                                        56
TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION                                      62

CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.



2 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments and any purchase payments credits or transfer contract value to a GPA. Withdrawals or transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal. The GPAs may not be available in some states.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o    Roth IRAs under Section 408A of the Code

o    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


3 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax) , you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities
- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:

o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 10)

o the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000 and these accounts may not be available in all states. (p. 17 and p. 19)



4 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (p. 20)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. GPAs and one-year fixed account transfers are subject to special restrictions. (p. 30)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2 and may have other tax consequences; also, certain restrictions apply. (p. 33)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 37)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 34)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 46)

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 48)



5 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

YEARS FROM PURCHASE   WITHDRAWAL CHARGE
  PAYMENT RECEIPT         PERCENTAGE
         1                    8%
         2                    8
         3                    7
         4                    7
         5                    6
         6                    5
         7                    3
         Thereafter           0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. With a qualified annuity, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. With a nonqualified annuity, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose a death benefit guarantee and whether you want a qualified or nonqualified plan. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.

                                                 VARIABLE ACCOUNT     TOTAL MORTALITY AND    TOTAL VARIABLE
                                              ADMINISTRATIVE CHARGE     EXPENSE RISK FEE    ACCOUNT EXPENSE
QUALIFIED ANNUITIES:
   RETURN OF PURCHASE PAYMENT DEATH BENEFIT           0.15%                  0.85%               1.00%
   MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT            0.15                   0.95                1.10
NONQUALIFIED ANNUITIES:
   RETURN OF PURCHASE PAYMENT DEATH BENEFIT           0.15                   1.10                1.25
   MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT            0.15                   1.20                1.35

OTHER ANNUAL EXPENSES
ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                          $  40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)
GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                                              0.30%*
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)
PERFORMANCE CREDIT RIDER (PCR) FEE                                                                              0.15%*
(As a percentage of the contract value charged annually on the contract anniversary.)
BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE                                               0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)
BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE                                     0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

*    This fee apples only if you elect this optional feature.


6 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)

                                                                  MINIMUM   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements    0.51%     1.72%

(a)  Each fund deducts management fees and other expenses from fund assets.
     Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted
     12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
     Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                         GROSS TOTAL
                                                                         MANAGEMENT   12b-1    OTHER        ANNUAL
                                                                            FEES       FEES   EXPENSES     EXPENSES
AIM V.I. Capital Appreciation Fund, Series I Shares                         0.61%        --%   0.30%**   0.91%(1)
AIM V.I. Core Equity Fund, Series I Shares                                  0.61         --    0.30**    0.91(1)
AllianceBernstein VPS Global Technology Portfolio (Class B)                 0.75       0.25    0.18      1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                 0.55       0.25    0.06      0.86
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)                  0.75       0.25    0.08      1.08
Evergreen VA Fundamental Large Cap Fund - Class 1                           0.57         --    0.18**    0.75
Evergreen VA International Equity Fund - Class 1                            0.40         --    0.28**    0.68
Evergreen VA Omega Fund - Class 1                                           0.52         --    0.19**    0.71
Evergreen VA Special Values Fund - Class 1                                  0.78         --    0.19**    0.97
Evergreen VA Strategic Income Fund - Class 1                                0.39         --    0.23**    0.62
Fidelity(R) VIP Contrafund(R) Portfolio Service Class                       0.57       0.10    0.09      0.76
Fidelity(R) VIP High Income Portfolio Service Class                         0.57       0.10    0.14      0.81
Fidelity(R) VIP Mid Cap Portfolio Service Class                             0.57       0.10    0.11      0.78
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2              0.48       0.25    0.30**    1.03(2)
FTVIPT Mutual Shares Securities Fund - Class 2                              0.60       0.25    0.21      1.06
FTVIPT Templeton Developing Markets Securities Fund - Class 2               1.23       0.25    0.24      1.72
FTVIPT Templeton Foreign Securities Fund - Class 2                          0.63       0.25    0.18**    1.06(2)
MFS(R) Investors Growth Stock Series - Service Class                        0.75       0.25    0.12      1.12
MFS(R) New Discovery Series - Service Class                                 0.90       0.25    0.13      1.28
MFS(R) Total Return Series - Service Class                                  0.75       0.25    0.10      1.10(3)
Putnam VT Growth and Income Fund - Class IB Shares                          0.49       0.25    0.06**    0.80
Putnam VT International New Opportunities Fund - Class IB Shares            1.00       0.25    0.24**    1.49(4)
Putnam VT Vista Fund - Class IB Shares                                      0.65       0.25    0.15**    1.05
RiverSource(R) Variable Portfolio - Balanced Fund                           0.56       0.13    0.15**    0.84(5),(6)
RiverSource(R) Variable Portfolio - Cash Management Fund                    0.33       0.13    0.14      0.60(5)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                   0.57       0.13    0.13**    0.83(5),(6)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                      0.22       0.13    0.16**    0.51(5),(7)
RiverSource(R) Variable Portfolio - Short Duration U.S.Government Fund      0.48       0.13    0.16**    0.77(5)
RiverSource(R) Variable Portfolio - Small Cap Advantage Fund                0.72       0.13    0.23**    1.08(5),(6)



7 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

* The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series I shares to 1.30% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission
     (SEC). After fee reductions net expenses would be 1.02% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.03% for FTVIPT Templeton Foreign Securities Fund - Class 2.

(3) The Fund's management fee as set forth in its Investment Advisory Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's Board of Trustees.

(4) Putnam Management has a contractual agreement to limit expenses through Dec. 31, 2007. After fee waivers and expense reimbursements net expenses would be 1.40% for Putnam VT International New Opportunities Fund - Class IB Shares.

(5) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(6) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Small Cap Advantage Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.04% for RiverSource(R) Variable Portfolio - Balanced Fund and 0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity Fund.

(7) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 0.495% for RiverSource(R) Variable Portfolio - S&P 500 Index Fund.



8 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit and optional GMIB and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                         AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
                         1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Nonqualified Annuity   $1,187.45   $1,875.48   $2,581.35   $4,076.74   $387.45   $1,175.48   $1,981.35   $4,076.74
Qualified Annuity       1,161.83    1,800.54    2,459.82    3,851.72    361.83    1,100.54    1,859.82    3,851.72


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                               IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                        AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
                        1 YEAR    3 YEARS     5 YEARS     10 YEARS     1 YEAR   3 YEARS   5 YEARS    10 YEARS
Nonqualified Annuity   $981.43   $1,261.80   $1,566.79   $2,097.71    $181.43   $561.80   $966.79   $2,097.71
Qualified Annuity       955.80    1,183.67    1,434.50    1,822.86     155.80    483.67    834.50    1,822.86

(1) In these examples, the $40 contract administrative charge is approximated as a .010% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.



9 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix B.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

     o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

     o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

     o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.



10 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

     o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

     o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

     o    REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
          INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

          Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

          The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.



11 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

     o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

          o Compensating, training and educating investment professionals who sell the contracts.

          o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

          o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

          o Providing sub-transfer agency and shareholder servicing to contract owners.

          o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

          o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

          o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

          o Subaccounting, transaction processing, recordkeeping and administration.

     o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments.

          The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

     o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours.

          The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



12 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital                Growth of capital. Invests principally in common stocks of        A I M Advisors, Inc.
Appreciation Fund,              companies likely to benefit from new or innovative
Series I Shares                 products, services or processes as well as those with
(AIM V.I. Demographic           above-average growth and excellent prospects for future
Trends Fund, Series I           growth. The fund may also invest up to 25% of its
Shares merged into              total assets in foreign securities that involve risks not
AIM V.I. Capital                associated with investing solely in the United States.
Appreciation Fund, Series I
Shares on Nov. 3, 2006)

AIM V.I. Core Equity            Growth of capital. Invests normally at least 80% of its           A I M Advisors, Inc.
Fund, Series I Shares           net assets, plus the amount of any borrowings for
                                investment purposes, in equity securities, including
                                convertible securities of established companies that have
                                long-term above-average growth in earnings and dividends
                                and growth companies that are believed to have the
                                potential for above-average growth in earnings and
                                dividends. The Fund may invest up to 25% of its
                                total assets in foreign securities.

AllianceBernstein VPS           Long-term growth of capital. The Fund invests at least            AllianceBernstein L.P.
Global Technology               80% of its net assets in securities of companies that use
Portfolio (Class B)             technology extensively in the development of new or
                                improved products or processes. Invests in a global
                                portfolio of securities of U.S. and foreign companies
                                selected for their growth potential.

AllianceBernstein VPS           Long-term growth of capital. Invests primarily in the equity      AllianceBernstein L.P.
Growth and Income               securities of domestic companies that the Advisor deems to
Portfolio (Class B)             be undervalued.

AllianceBernstein VPS           Long-term growth of capital. Invests primarily in equity          AllianceBernstein L.P.
Large Cap Growth                securities of U.S. companies. Unlike most equity funds,
Portfolio (Class B)             the Portfolio focuses on a relatively small number of
                                intensively researched companies.

Evergreen VA                    Capital growth with the potential for current income.             Evergreen Investment Management
Fundamental Large Cap           Invests primarily in common stocks of large U.S.                  Company, LLC
Fund - Class 1                  companies whose market capitalizations measured at time
                                of purchase fall within the market capitalization range of the companies tracked by the Russell 1000(R) Index.

Evergreen VA International      Long-term capital growth, with modest income as a                 Evergreen Investment Management
Equity Fund - Class 1           secondary objective. The Fund seeks to achieve its goal           Company, LLC
                                by investing primarily in equity securities issued by
                                established, quality non-U.S. companies located in
                                countries with developed markets and may purchase
                                securities across all market capitalizations. The Fund may also invest in emerging markets.



13 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega              Long-term capital growth. Invests primarily in common             Evergreen Investment Management
Fund - Class 1                  stocks and securities convertible into common stocks of           Company, LLC
                                U.S. companies across all market capitalizations.

Evergreen VA Special            Capital growth in the value of its shares. The Fund seeks to      Evergreen Investment Management
Values Fund - Class 1           achieve its goal by investing at least 80% of its assets in       Company, LLC
                                common stocks of small U.S. companies whose market
                                capitalizations measured at the time of purchase fall within the market capitalization range of the companies tracked by the Russell 2000(R) Index.

Evergreen VA Strategic          High current income from interest on debt securities with a       Evergreen Investment Management
Income Fund - Class 1           secondary objective of potential for growth of capital in         Company, LLC
                                selecting securities. The Fund seeks to achieve its goal by investing primarily in domestic high-yield, high-risk "junk"
                                bonds and other debt securities (which may be denominated
                                in U.S. dollars or in non-U.S. currencies) of foreign
                                governments and foreign corporations.

Fidelity(R) VIP Contrafund(R)   Long-term capital appreciation. Normally invests primarily        Fidelity Management & Research
Portfolio Service Class         in common stocks. Invests in securities of companies whose        Company (FMR), investment
                                value it believes is not fully recognized by the public.          manager; FMR U.K., FMR Far East,
                                Invests in either "growth" stocks or "value" stocks or both.      sub-investment advisers.
                                The fund invests in domestic and foreign issuers.

Fidelity(R) VIP High            High level of current income, while also considering growth       Fidelity Management & Research
Income Portfolio Service        of capital. Normally invests primarily in income-producing        Company (FMR), investment
Class                           debt securities, preferred stocks and convertible securities,     manager; FMR U.K., FMR Far East,
                                with an emphasis on lower-quality debt securities. May            sub-investment advisers.
                                invest in non-income producing securities, including
                                defaulted securities and common stocks. Invests in
                                companies in troubled or uncertain financial condition.
                                The Fund invests in domestic and foreign issuers.

Fidelity(R) VIP Mid Cap         Long-term growth of capital. Allocates assets across              Fidelity Management & Research
Portfolio Service Class         different market sectors and maturities. Normally invests         Company (FMR), investment
                                primarily in common stocks. Normally invests at least 80%         manager; FMR U.K., FMR Far East,
                                of assets in securities of companies with medium market           sub-investment advisers.
                                capitalizations. May invest in companies with smaller or
                                larger market capitalizations. Invests in domestic and
                                foreign issuers. The Fund invests in either "growth" or
                                "value" common stocks or both.

FTVIPT Franklin                 Long-term capital growth. The Fund normally invests at            Franklin Advisers, Inc.
Small-Mid Cap Growth            least 80% of its net assets in investments of small
Securities Fund - Class 2       capitalization (small cap) and mid capitalization (mid cap)
                                companies.

FTVIPT Mutual Shares            Capital appreciation, with income as a secondary goal.            Franklin Mutual Advisers, LLC
Securities Fund - Class 2       The Fund normally invests primarily in equity securities of companies that the manager believes are undervalued.
                                The Fund also invests, to a lesser extent in risk arbitrage securities and distressed companies.



14 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton                Long-term capital appreciation. The Fund normally invests         Templeton Asset Management Ltd.
Developing Markets              at least 80% of its net assets in emerging market
Securities Fund - Class 2       investments and invests primarily to predominantly in
                                equity securities.

FTVIPT Templeton                Long-term capital growth. The Fund normally invests at            Templeton Investment Counsel, LLC,
Foreign Securities Fund -       least 80% of its net assets in investments of issuers located     adviser; Franklin Templeton
Class 2                         outside the U.S., including those in emerging markets,            Investment Management Limited,
                                and normally invests predominantly in equity securities.          subadviser

MFS(R) Investors Growth         Capital appreciation. Normally invests at least 80% of the        MFS Investment Management(R)
Stock Series - Service          fund's net assets in equity securities of companies MFS
Class                           believes to have above average earnings growth potential
                                compared to other companies (growth companies).

MFS(R) New Discovery            Capital appreciation. Invests in stocks of companies MFS          MFS Investment Management(R)
Series - Service Class          believes to have above average earnings growth potential
                                compared to other companies (growth companies).

MFS(R) Total Return             Total return. Invests primarily in equity and fixed income        MFS Investment Management(R)
Series - Service Class          securities. MFS invests between 40% and 75% of the fund's
                                net assets in equity securities and at least 25% of the fund's total assets in fixed-income senior securities.

Putnam VT Growth and            Capital growth and current income. The fund pursues its           Putnam Investment Management, LLC
Income Fund - Class IB          goal by investing mainly in common stocks of U.S.
Shares                          companies, with a focus on value stocks that offer the
                                potential for capital growth, current income or both.

Putnam VT International         Long-term capital appreciation. The fund pursues its goal         Putnam Investment Management, LLC
New Opportunities Fund -        by investing mainly in common stocks of companies
Class IB Shares                 outside the United States with a focus on growth stocks.

Putnam VT Vista Fund -          Capital appreciation. The fund pursues its goal by investing      Putnam Investment Management, LLC
Class IB Shares                 mainly in common stocks of U.S. companies, with a focus
                                on growth stocks.

RiverSource Variable            Maximum total investment return through a combination of          RiverSource Investments, LLC
Portfolio - Balanced Fund       capital growth and current income. Invests primarily in a
                                combination of common and preferred stocks, bonds and
                                other debt securities. Under normal market conditions, at
                                least 50% of the Fund's total assets are invested in common stocks and no less than 25% of the Fund's total assets are invested in debt securities. The Fund may invest up to 25%
                                of its total assets in foreign investments.

RiverSource Variable            Maximum current income consistent with liquidity and              RiverSource Investments, LLC
Portfolio - Cash                stability of principal. Invests primarily in money market
Management Fund                 instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies,
                                bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed
                                commercial paper.



15 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Capital appreciation. Under normal market conditions,             RiverSource Investments, LLC
Portfolio - Large Cap           the Fund invests at least 80% of its net assets in equity
Equity Fund                     securities of companies with market capitalization greater than $5 billion at the time of purchase.

RiverSource Variable            Long-term capital appreciation. The Fund seeks to provide         RiverSource Investments, LLC
Portfolio - S&P 500 Index       investment results that correspond to the total return
Fund                            (the combination of appreciation and income) of
                                large-capitalization stocks of U.S. companies. The Fund
                                invests in common stocks included in the Standard & Poor's
                                500 Composite Stock Price Index (S&P 500). The S&P 500
                                is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy.

RiverSource Variable            High level of current income and safety of principal              RiverSource Investments, LLC
Portfolio - Short Duration      consistent with investment in U.S. government and
U.S. Government Fund            government agency securities. Under normal market
                                conditions, at least 80% of the Fund's net assets are
                                invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or
                                instrumentalities.

RiverSource Variable            Long-term capital growth. Under normal market conditions,         RiverSource Investments, LLC,
Portfolio - Small Cap           at least 80% of the Fund's net assets are invested in equity      adviser; Kenwood Capital
Advantage Fund                  securities of companies with market capitalization of up to       Management LLC, subadviser
                                $2 billion or that fall within the range of the Russell 2000(R)
                                Index at the time of investment.



16 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with Guarantee Periods ranging from two to ten years. The minimum required investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine these Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


17 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.

       IF YOUR GPA RATE IS:            THE MVA IS:
Less than the new GPA rate + 0.10%       Negative
Equal to the new GPA rate + 0.10%          Zero
Greater than the new GPA rate + 0.10%    Positive

GENERAL EXAMPLES

Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                               1 + i
EARLY WITHDRAWAL AMOUNT x [(------------) (TO THE POWER OF n/12) -1 ] = MVA
                            1 + j + .001

     Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

           j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

           n = number of months remaining in the current Guarantee Period
               (rounded up).


18 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                   1.030
     $1,000 x [(-----------) (TO THE POWER OF 84/12) -1 ] = -$39.84
                1+.035+.001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                   1.030
     $1,000 x [(-----------) (TO THE POWER OF 84/12) ) -1 ] = -$27.61
                1+.025+.001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses.

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


19 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can own a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

o the one-year fixed account, GPAs and/or subaccounts in which you wanted to invest(1);

o    how you wanted to make purchase payments;

o    the optional Maximum Anniversary Value Death Benefit Rider(2);

o    the optional Guaranteed Minimum Income Benefit Rider(3);

o    the optional Performance Credit Rider(3);

o    the optional Benefit Protector(SM) Death Benefit Rider(4);

o    the optional Benefit Protector(SM) Plus Death Benefit Rider(4); and

o    a beneficiary.

(1)  GPAs may not be available in some states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. May not be available in all states.

(3) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is available if the annuitant is 75 or younger at contact issue. If you select the GMIB you must select the MAV rider.

(4) Available if you and the annuitant are 75 or younger at contract issue. These riders may not be available in all states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum for the GPAs.

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment.

If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2.

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.


20 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Contract owners of IRAs and TSAs may also be able to satisfy minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

     If paying by SIP:

          $50 initial payment.

          $50 for additional payments.

     If paying by any other method:

          $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.

          $2,000 initial payment for contracts issued in all other states.

          $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

          $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will generally receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.

We apply a credit to your contract of 1% of your current payment. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, one-year fixed account and subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.


21 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. Some states limit the amount of any contract charge to the one-year fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are base on whether the contract is a qualified annuity or a nonqualified annuity and the death benefit that applies to your contract.

                                           QUALIFIED   NONQUALIFIED
                                           ANNUITIES    ANNUITIES
Return of Purchase Payment death benefit      0.85%       1.10%
Maximum Anniversary Value death benefit       0.95        1.20

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.


22 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

     (a) is 10% of your prior anniversary's contract value, and

     (b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

                 (ACV - XSF)
     PPW = XSF + -----------  x (PPNPW - XSF)
                 (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:


YEARS FROM PURCHASE   WITHDRAWAL CHARGE
  PAYMENT RECEIPT      PAYMENT RECEIPT
       1                      8%
       2                      8
       3                      7
       4                      7
       5                      6
       6                      5
       7                      3
       Thereafter             0



23 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. With a qualified annuity, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. With a nonqualified annuity, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

o The contract date is Jan. 1, 2003 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

o    We received these payments

     o    $10,000 Jan. 1, 2003;

     o    $8,000 Feb. 28, 2010;

     o    $6,000 Feb. 20, 2011; and

o You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2013 and made no other withdrawals during that contract year; and

o    The prior anniversary Jan. 1, 2012 contract value was $38,488.


WITHDRAWAL CHARGE     EXPLANATION
      $  0            $3,848.80 is 10% of the prior anniversary's contract
                      value withdrawn without withdrawal charge; and

         0 $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge;
                      and

         0 $10,000 Jan. 1, 2003 purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and

       560 $8,000 Feb. 28, 2010 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and

       420            $6,000 Feb. 20, 2011 purchase payment is in its third
                      year from receipt withdrawn with a 7% withdrawal charge.
      ----
      $980


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

o    contracts settled using an annuity payout plan;

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period;* and

o    death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.



24 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge a fee (currently 0.30%) based on the adjusted contract value for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.

We calculate the fee as follows: 0.30% X (CV + ST - FAV)

     CV  = contract value on the contract anniversary

     ST = transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract anniversary.

     FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs or the one-year fixed account.

EXAMPLE

o You purchase the contract with a payment of $50,000 on Jan. 1, 2003 and allocate all of your payment to the subaccounts.

o On Sept. 1, 2003 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

o On Jan. 1, 2004 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

o    The GMIB fee percentage is 0.30%.

We calculate the charge for the GMIB as follows:

    Contract value on the contract anniversary:                                  $ 73,250
    plus transfers from the subaccounts to the one-year fixed account
    in the six months before the contract anniversary:                            +15,000
    minus the value of the one-year fixed account on the contract anniversary:    -15,250
                                                                                 --------
                                                                                 $ 73,000
The GMIB fee charged to you: 0.30% x $73,000 =                                   $    219

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and the one-year fixed account in the same proportion as your interest bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


25 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and fixed one-year account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

o the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

o plus any purchase payment credits allocated to the one-year fixed account and GPAs;

o    plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Guaranteed Minimum Income Benefit rider

     o    Performance Credit rider

     o    Benefit Protector(SM) rider

     o    Benefit Protector(SM) Plus rider

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.


26 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    any purchase payment credits allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges;

and the deduction of a prorated portion of:

o    the contract administrative charge;

o    the fee for any of the following optional benefits you have selected:

     o    Guaranteed Minimum Income Benefit rider

     o    Performance Credit rider

     o    Benefit Protector(SM) rider

     o    Benefit Protector(SM) Plus rider

Accumulation unit values will fluctuate due to:

o    changes in fund net asset value;

o    fund dividends distributed to the subaccounts;

o    fund capital gains or losses;

o    fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


27 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                       NUMBER
                                            AMOUNT    ACCUMULATION    OF UNITS
                                   MONTH   INVESTED    UNIT VALUE    PURCHASED
By investing an equal number         Jan     $100          $20          5.00
of dollars each month                Feb      100           18          5.56

you automatically buy
more units when the                  Mar      100           17          5.88
per unit market price is low         Apr      100           15          6.67
                                     May      100           16          6.25
                                     Jun      100           18          5.56
                                     Jul      100           17          5.88
and fewer units                      Aug      100           19          5.26
when the per unit                   Sept      100           21          4.76
market price is high                 Oct      100           20          5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.


28 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


29 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. We may suspend or modify transfer privileges at any time.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.

o It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.

o Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.

o    Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.



30 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.



31 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY 829
AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:   $100 monthly
                            $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:   $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                  Contract value or entire account balance
Withdrawals:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.


32 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy required minimum distributions under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o    payable to you;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     o the withdrawal amount includes a purchase payment check that has not cleared;

     o    the NYSE is closed, except for normal holiday and weekend closings;

     o    trading on the NYSE is restricted, according to SEC rules;

     o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     o the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     o    you are at least age 59 1/2;

     o    you are disabled as defined in the Code;

     o    you severed employment with the employer who purchased the contract;
          or

     o    the distribution is because of your death.


33 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus(SM) Death Benefit rider will terminate upon transfer of ownership. Continuation of the Benefit Protector rider is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the Return of Purchase Payment Death Benefit (ROP) and the Maximum Anniversary Value (MAV) Death Benefit Rider. If either you or the annuitant are 80 or older at contract issue, we require the ROP death benefit. If both you and the annuitant are 79 or younger at contract issue, you can elect either the ROP death benefit or the MAV death benefit rider (if it is available in your state) on your application. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either death benefit, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENT DEATH BENEFIT (ROP)

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.   contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

     DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS = PW x DB
                                                  -------
                                                     CV

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.

          DB = the death benefit on the date of (but prior to) the partial withdrawal.

          CV = contract value on the date of (but prior to) the partial withdrawal.


34 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

o    You purchase the contract with a payment of $25,000 on Jan. 1, 2003.

o    On Jan. 1, 2004 you make an additional purchase payment of $5,000.

o On March 1, 2004 the contract value falls to $28,000. You take a $1,500 partial withdrawal leaving a contract value of $26,500.

o    On March 1, 2005 the contract value falls to $25,000.

     We calculate the ROP death benefit on March 1, 2005 as follows:

        Contract value at death:                                            $25,000.00
                                                                            ==========
        Purchase payments and purchase payment credits
        minus adjusted partial withdrawals:
           Total purchase payments and purchase payment credits:            $30,000.00
           minus ROP adjusted partial withdrawals calculated as:

           $1,500 x $30,000
           ----------------  =
                 $28,000                                                     -1,607.14
                                                                            ----------
        for a death benefit of:                                             $28,392.86
                                                                            ==========
     The ROP death benefit calculated as the greatest of these two values:  $28,392.86

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT RIDER

The MAV rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV rider is appropriate for your situation.

If the MAV rider is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV rider to your contract at the time of purchase. Once you select the MAV rider you may not cancel it. You must select the MAV rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.

The MAV rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.


35 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

o    You purchase the contract with a payment of $20,000 on Jan. 1, 2003.

o On Jan. 1, 2004 (the first contract anniversary) the contract value grows to $24,000.

o On March 1, 2004 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

     We calculate the MAV death benefit on March 1, 2004 as follows:

        Contract value at death:                                                   $20,500.00
                                                                                   ==========
        Purchase payments and purchase payment credits minus adjusted partial withdrawals:
           Total purchase payments and purchase payment credits:                   $20,000.00
           minus the death benefit adjusted partial withdrawals, calculated as:

           $1,500 x $20,000
           ----------------  =
                $22,000                                                             -1,363.64
                                                                                   ----------
        for a death benefit of:                                                    $18,636.36
                                                                                   ==========
        The MAV immediately preceding the date of death:
           Greatest of your contract anniversary contract values:                  $24,000.00
           plus purchase payments and purchase payment credits
           made since the prior anniversary:                                            +0.00
           minus the death benefit adjusted partial withdrawals, calculated as:

           $1,500 x $24,000
           ----------------  =
                $22,000                                                             -1,636.36
                                                                                   ----------
        for a death benefit of:                                                    $22,363.64
                                                                                   ==========
   The MAV death benefit, calculated as the greatest of these
   three values, which is the MAV:                                                 $22,363.64

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuation of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.


36 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

     Your spouse may elect to assume ownership of the contract at any time before annuity payments begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuation of the Benefit Protector rider is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

     o payouts begin no later than one year following the year of your death; and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


37 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE OF THE BENEFIT PROTECTOR

o You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.

o On July 1, 2003 the contract value grows to $105,000. The death benefit under the MAV death benefit rider on July 1, 2003 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

o On Jan. 1, 2004 the contract value grows to $110,000. The death benefit on Jan. 1, 2004 equals:

     MAV rider (contract value):                                         $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not
        previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                     +4,000
                                                                         --------
     Total death benefit of:                                             $114,000

o    On Jan. 1, 2005 the contract value falls to $105,000.
     The death benefit on Jan. 1, 2005 equals:
     MAV rider (MAV):                                                    $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                     +4,000
                                                                         --------
     Total death benefit of:                                             $114,000

o On Feb. 1, 2005 the contract value remains at $105,000 and you request a partial withdrawal, including the applicable 7% withdrawal charges of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2005 equals:

     MAV rider (MAV adjusted for partial withdrawals):                    $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                       +1,048
                                                                          -------
     Total death benefit of:                                              $58,667

o On Jan. 1, 2006 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2005. The reduction in contract value has no effect.

o On Jan. 1, 2012 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2012 equals:

     MAV rider (contract value):                                         $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)              +55,000
                                                                         --------
     Total death benefit of:                                             $255,000

o On July 1, 2012 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2012 equals:

     MAV rider (contract value less any purchase payment credits
        added in the last 12 months):                                    $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)              +55,000
                                                                         --------
     Total death benefit of:                                             $304,500


38 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

o On July 1, 2013 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2013 equals:

     MAV rider (contract value):                                         $250,000
     plus the Benefit Protector benefit (40% of earnings
        at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old):
        0.40 x ($250,000 - $105,000) =                                    +58,000
                                                                         --------
     Total death benefit of:                                             $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for a purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the benefits payable under the Benefit Protector described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE   PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR   UNDER AGE 70 ON THE RIDER EFFECTIVE DATE  70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                       0%                                         0%
Three and Four                   10%                                      3.75%
Five or more                     20%                                       7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

o    the applicable death benefit PLUS

                   IF YOU AND THE ANNUITANT ARE UNDER          IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR   AGE 70 ON THE RIDER EFFECTIVE DATE, ADD   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD
One             Zero                                      Zero
Two             40% x earnings at death (see above)       15% x earnings at death
Three and Four  40% x (earnings at death + 25% of         15% x (earnings at death + 25% of initial
                initial purchase payment*)                purchase payment*)
Five or more    40% x (earnings at death + 50% of         15% x (earnings at death + 50% of initial
                initial purchase payment*)                purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


39 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

o You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.

o On July 1, 2003 the contract value grows to $105,000. The death benefit on July 1, 2003 equals MAV death benefit rider, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

o On Jan. 1, 2004 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2004 equals:

        MAV rider (contract value):                                     $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                    +4,000
                                                                        --------
     Total death benefit of:                                            $114,000

o On Jan. 1, 2005 the contract value falls to $105,000. The death benefit on Jan. 1, 2005 equals:

        MAV rider (MAV):                                                $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                    +4,000
        plus 10% of purchase payments made within 60 days of
        contract issue and not previously withdrawn:
        0.10 x $100,000 =                                                +10,000
                                                                        --------
     Total death benefit of:                                            $124,000

o On Feb. 1, 2005 the contract value remains at $105,000 and you request a partial withdrawal, including the applicable 7% withdrawal charge, of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2005 equals:

        MAV rider (MAV adjusted for partial withdrawals):                $57,619
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                      +1,048
        plus 10% of purchase payments made within 60 days of
        contract issue and not previously withdrawn:
        0.10 x $55,000 =                                                  +5,500
                                                                         -------
     Total death benefit of:                                             $64,167

o On Jan. 1, 2006 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit paid on Feb. 1, 2005. The reduction in contract value has no effect.

o On Jan. 1, 2012 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2012 equals:

        MAV rider (contract value):                                     $200,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100%
        of purchase payments not previously withdrawn that are one       +55,000
        or more years old plus 20% of purchase payments made within
        60 days of contract issue and not previously withdrawn:
        0.20 x $55,000 =                                                 +11,000
                                                                        --------
     Total death benefit of:                                            $266,000


40 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

o On July 1, 2012 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2012 equals:

        MAV rider (contract value less any purchase payment credits
        added in the last 12 months):                                   $249,500
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase
        payments not previously withdrawn that are one or more years
        old                                                              +55,000
        plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
        0.20 x $55,000 =                                                 +11,000
                                                                        --------
     Total death benefit of:                                            $315,500

o On July 1, 2013 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2013 equals:

        MAV rider (contract value):                                     $250,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                   +58,000
        plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
        0.20 x $55,000 =                                                 +11,000
                                                                        --------
     Total death benefit of:                                            $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

o    you must hold the GMIB for 7 years;

o the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday;

o you can only exercise the GMIB within 30 days after a contract anniversary;

o the MAV we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81; and

o    there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy required minimum distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes
-- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge (see "Charges"). You cannot select the GMIB if you add the Performance Credit Rider to your contract. You must elect the GMIB along with the MAV rider at the time you purchase your contract and your rider effective date will be the contract issue date.


41 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB

o you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o    the annuitant on the retirement date must be between 50 and 86 years old.

o you can only take an annuity payout under one of the following annuity payout plans:

     o    Plan A - Life Annuity -- no refund

     o    Plan B - Life Annuity with ten years certain

     o    Plan D - Joint and last survivor life annuity -- no refund

o    you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

                         P(SUB t-1) (1 + i)
                         ------------------ = P(SUB t)
                                1.05

    P(SUB t-1) = prior annuity payout
      P(SUB t) = current annuity payout
             i = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

Keep in mind that the MAV is limited after age 81.


42 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

                                   PMT x CVG
                                   ---------
                                      ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

TERMINATING THE GMIB

o You may terminate the rider within 30 days after the first rider anniversary.

o    You may terminate the rider any time after the seventh rider anniversary.

o    The rider will terminate on the date:

     o    you make a full withdrawal from the contract;

     o    a death benefit is payable; or

     o you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

o    There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                          GMIB
ANNIVERSARY   CONTRACT VALUE   PURCHASE PAYMENTS      MAV     BENEFIT BASE
 1               $107,000          $101,000        $107,000
 2                125,000           101,000         125,000
 3                132,000           101,000         132,000
 4                150,000           101,000         150,000
 5                 85,000           101,000         150,000
 6                120,000           101,000         150,000
 7                138,000           101,000         150,000     $150,000
 8                152,000           101,000         152,000      152,000
 9                139,000           101,000         152,000      152,000
10                126,000           101,000         152,000      152,000
11                138,000           101,000         152,000      152,000
12                147,000           101,000         152,000      152,000
13                163,000           101,000         163,000      163,000
14                159,000           101,000         163,000      163,000
15                215,000           101,000         215,000      215,000

NOTE: The MAV is limited after age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.


43 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                     MINIMUM GUARANTEED MONTHLY INCOME

CONTRACT                                           PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                GMIB                 LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE            BENEFIT BASE                NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10            $152,000 (MAV)                       $  785.84           $  766.08             $627.76
15             215,000 (Contract Value = MAV)       1,272.80            1,212.60              984.70

The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                          PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                    LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE   CONTRACT VALUE      NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10               $126,000         $  651.42          $  635.04             $520.38
15                215,000          1,272.80           1,212.60              984.70

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


44 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot select the PCR if you select the GMIB.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

     TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS = PW x TV
                                                 -------
                                                    CV

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.

          TV = the target value on the date of (but prior to) the partial withdrawal.

          CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

Option A) You may choose to accept a PCR credit to your contract equal to:

                            5% x (PP - PCRPW - PP5)

          PP = total purchase payments and purchase payment credits.

       PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

         PP5 = purchase payments and purchase payment credits made in the prior five years.

               We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.

Option B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.


45 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

o You may terminate the PCR within 30 days following the first rider anniversary.

o You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

o    The PCR will terminate on the date:

     o    you make a full withdrawal from the contract,

     o    that a death benefit is payable, or

     o    you choose to begin taking annuity payouts.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and we add a $1,000 purchase payment credit to the contract

o    There are no additional purchase payments and no partial withdrawals

o    On Jan. 1, 2013, the contract value is $200,000

o We determine the target value on Jan. 1, 2013 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)10 = $101,000 x 2.00423 = $202,427.

     Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows: 5% x (PP - PCRPW - PP5) = 0.05 x ($101,000 - 0 -
     0) = $5,050.

     After application of the PCR credit, your total contract value on Jan. 1, 2013 would be $205,050.

o On Feb. 1, 2013, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2013 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

o If on Feb. 1, 2013, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2013 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2023.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract --Transfer policies."


46 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
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ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.) Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.61% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.


47 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
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DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year.

You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



48 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or, in the event of non-natural ownership, the death of the annuitant;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses, or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien. State withholding also may be imposed on taxable distribution.


49 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is a RMD as defined under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    Because of your death;

o    Because you become disabled (as defined in the Code);

o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o    To pay certain medical or education expenses (IRAs only).

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDERS OR THE MAV DEATH
BENEFIT: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.



50 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
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VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


51 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 7.205% of purchase payments on the contract as well as service/trail commissions of up to 0.50% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



52 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


53 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

     RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

RPA ADJUSTED PARTIAL WITHDRAWALS = PW x RPA
                                   --------
                                      CV

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.

          CV = the contract value on the date of (but prior to) the partial withdrawal.

          RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

          EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

  EPA ADJUSTED PARTIAL WITHDRAWALS = PW x EPA x EPA
                                     --------   ---
                                        CV      RPA

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.

          CV = the contract value on the date of (but prior to) the partial withdrawal.

          EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

          RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

o On Jan. 1, 2003 you purchase the contract with a purchase payment of $100,000.

o On Jan. 1, 2009 you make an additional purchase payment in the amount of $100,000.

o    Contract values before any partial withdrawals are shown below.

o    On Jan. 1, 2006 you make a partial withdrawal in the amount of $10,000.

o On Jan. 1, 2011 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE           TOTAL PURCHASE PAYMENTS   CONTRACT VALUE
-------------------------------------------------------
Jan. 1, 2003           $100,000             $100,000
Jan. 1, 2004            100,000              110,000
Jan. 1, 2005            100,000              115,000
Jan. 1, 2006            100,000              120,000
Jan. 1, 2007            100,000              115,000
Jan. 1, 2008            100,000              120,000
Jan. 1, 2009            200,000              225,000
Jan. 1, 2010            200,000              230,000
Jan. 1, 2011            200,000              235,000
Jan. 1, 2012            200,000              230,000
Jan. 1, 2013            200,000              235,000


54 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2006:

     RPA before the partial withdrawal =                            RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal   $10,000 x $100,000 = $8,333
     minus the RPA adjusted partial withdrawals for all previous    ------------------
     partial withdrawals = $100,000 - 0 = $100,000                       $120,000

For the second partial withdrawal on Jan. 1, 2011:

     RPA before the partial withdrawal =                            RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal   $10,000 x $191,667 = $8,333
     minus the RPA adjusted partial withdrawals for all previous    -----------------
     partial withdrawals = $200,000 - $8,333 = $191,667                  $235,000

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2006:

     EPA before the partial withdrawal =                            EPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal   $10,000 x $100,000   $100,000 = $8,333
     AND the five-year exclusion period minus the EPA adjusted      ------------------ x --------
     partial withdrawals for all previous partial                        $120,000        $100,000
     withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2011:

     EPA before the partial withdrawal =                            EPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal   $10,000 x $91,667   $ 91,667 = $1,866
     AND the five-year exclusion period minus the EPA               ----------------- x --------
     adjusted partial withdrawals for all previous partial               $235,000       $191,667
     withdrawals = $100,000 - $8,333 = $91,667

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.
     PCRPW amount = $8,333 + $1,866 = $10,199


55 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                      2006     2005     2004     2003     2002     2001    2000
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES* (5/30/2000)
Accumulation unit value at beginning of period                          $ 0.75   $ 0.70   $ 0.66   $ 0.52   $ 0.69   $ 0.91  $ 1.00
Accumulation unit value at end of period                                $ 0.79   $ 0.75   $ 0.70   $ 0.66   $ 0.52   $ 0.69  $ 0.91
Number of accumulation units outstanding at end of period (000             299      337      331      410      506      646      12
omitted)

* AIM V.I. DEMOGRAPHIC TRENDS FUND, SERIES I SHARES MERGED INTO AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES ON NOV. 3,
2006.

-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (4/28/2006)
Accumulation unit value at beginning of period                          $ 1.00       --       --       --       --      --       --
Accumulation unit value at end of period                                $ 1.08       --       --       --       --      --       --
Number of accumulation units outstanding at end of period (000             254       --       --       --       --      --       --
omitted)
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B)
(5/30/2000)
Accumulation unit value at beginning of period                          $ 0.45   $ 0.44   $ 0.42   $ 0.30   $ 0.51   $0.69   $1.00
Accumulation unit value at end of period                                $ 0.48   $ 0.45   $ 0.44   $ 0.42   $ 0.30   $0.51   $0.69
Number of accumulation units outstanding at end of period (000             482      552      588      655      372     364      44
omitted)
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
(5/30/2000)
Accumulation unit value at beginning of period                          $ 1.11   $ 1.07   $ 0.97   $ 0.74   $ 0.97   $0.97   $1.00
Accumulation unit value at end of period                                $ 1.28   $ 1.11   $ 1.07   $ 0.97   $ 0.74   $0.97   $0.97
Number of accumulation units outstanding at end of period (000           1,482    1,471    1,573    1,510    1,341     640      31
omitted)
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                          $ 0.67   $ 0.59   $ 0.55   $ 0.45   $ 0.65   $0.80   $1.00
Accumulation unit value at end of period                                $ 0.66   $ 0.67   $ 0.59   $ 0.55   $ 0.45   $0.65   $0.80
Number of accumulation units outstanding at end of period (000             934      882      881      893    1,003     741      47
omitted)
-----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                          $ 1.14   $ 1.06   $ 0.98   $ 0.76   $ 0.91   $1.04   $1.00
Accumulation unit value at end of period                                $ 1.28   $ 1.14   $ 1.06   $ 0.98   $ 0.76   $0.91   $1.04
Number of accumulation units outstanding at end of period (000              76       85      109       78       92      83      25
omitted)
-----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 1 (12/8/2003)
Accumulation unit value at beginning of period                          $ 1.42   $ 1.23   $ 1.05   $ 1.00       --      --      --
Accumulation unit value at end of period                                $ 1.73   $ 1.42   $ 1.23   $ 1.05       --      --      --
Number of accumulation units outstanding at end of period (000             180      142      109       57       --      --      --
omitted)
-----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                          $ 0.77   $ 0.75   $ 0.71   $ 0.51   $ 0.69   $0.82   $1.00
Accumulation unit value at end of period                                $ 0.81   $ 0.77   $ 0.75   $ 0.71   $ 0.51   $0.69   $0.82
Number of accumulation units outstanding at end of period (000             256      264      332      414      338     422      97
omitted)
-----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                          $ 1.99   $ 1.81   $ 1.52   $ 1.19   $ 1.37   $1.17   $1.00
Accumulation unit value at end of period                                $ 2.39   $ 1.99   $ 1.81   $ 1.52   $ 1.19   $1.37   $1.17
Number of accumulation units outstanding at end of period (000             362      362      382      371      346      69      10
omitted)
-----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                          $ 1.53   $ 1.55   $ 1.45   $ 1.25   $ 1.09   $1.04   $1.00
Accumulation unit value at end of period                                $ 1.60   $ 1.53   $ 1.55   $ 1.45   $ 1.25   $1.09   $1.04
Number of accumulation units outstanding at end of period (000             259      292      281      274      103      79      --
omitted)
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                          $ 1.27   $ 1.10   $ 0.96   $ 0.76   $ 0.85   $0.97   $1.00
Accumulation unit value at end of period                                $ 1.41   $ 1.27   $ 1.10   $ 0.96   $ 0.76   $0.85   $0.97
Number of accumulation units outstanding at end of period (000             953    1,030      993      957      633     232       4
omitted)
-----------------------------------------------------------------------------------------------------------------------------------



56 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                       2006     2005     2004     2003     2002     2001    2000
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.02   $ 1.01   $ 0.93   $ 0.74   $ 0.72   $0.83   $1.00
Accumulation unit value at end of period                                 $ 1.12   $ 1.02   $ 1.01   $ 0.93   $ 0.74   $0.72   $0.83
Number of accumulation units outstanding at end of period (000 omitted)     215      219      215      204      114     104       4
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                           $ 2.04   $ 1.75   $ 1.41   $ 1.03   $ 1.16   $1.21   $1.00
Accumulation unit value at end of period                                 $ 2.28   $ 2.04   $ 1.75   $ 1.41   $ 1.03   $1.16   $1.21
Number of accumulation units outstanding at end of period (000 omitted)     657      667      728      693      699     468      23
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2
(5/30/2000)
Accumulation unit value at beginning of period                           $ 0.83   $ 0.80   $ 0.72   $ 0.53   $ 0.75   $0.90   $1.00
Accumulation unit value at end of period                                 $ 0.89   $ 0.83   $ 0.80   $ 0.72   $ 0.53   $0.75   $0.90
Number of accumulation units outstanding at end of period (000 omitted)     877      916      978      712      656     312      52
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.53   $ 1.40   $ 1.25   $ 1.01   $ 1.16   $1.09   $1.00
Accumulation unit value at end of period                                 $ 1.79   $ 1.53   $ 1.40   $ 1.25   $ 1.01   $1.16   $1.09
Number of accumulation units outstanding at end of period (000 omitted)   3,435    3,555    3,640    2,566      753      61      21
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 2
(5/30/2000)
Accumulation unit value at beginning of period                           $ 1.85   $ 1.47   $ 1.19   $ 0.79   $ 0.80   $0.87   $1.00
Accumulation unit value at end of period                                 $ 2.35   $ 1.85   $ 1.47   $ 1.19   $ 0.79   $0.80   $0.87
Number of accumulation units outstanding at end of period (000 omitted)      22       10        6       --        9       9    --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.14   $ 1.05   $ 0.89   $ 0.68   $ 0.85   $1.02   $1.00
Accumulation unit value at end of period                                 $ 1.38   $ 1.14   $ 1.05   $ 0.89   $ 0.68   $0.85   $1.02
Number of accumulation units outstanding at end of period (000 omitted)   1,146    1,113    1,058      734      513     324      22
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                           $ 0.68   $ 0.66   $ 0.61   $ 0.50   $ 0.71   $0.95   $1.00
Accumulation unit value at end of period                                 $ 0.72   $ 0.68   $ 0.66   $ 0.61   $ 0.50   $0.71   $0.95
Number of accumulation units outstanding at end of period (000 omitted)     419      500      482      515      421     326       3
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                           $ 0.92   $ 0.89   $ 0.84   $ 0.64   $ 0.95   $1.01   $1.00
Accumulation unit value at end of period                                 $ 1.03   $ 0.92   $ 0.89   $ 0.84   $ 0.64   $0.95   $1.01
Number of accumulation units outstanding at end of period (000 omitted)     454      474      495      388      165     115      27
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.33   $ 1.31   $ 1.19   $ 1.04   $ 1.10   $1.12   $1.00
Accumulation unit value at end of period                                 $ 1.47   $ 1.33   $ 1.31   $ 1.19   $ 1.04   $1.10   $1.12
Number of accumulation units outstanding at end of period (000 omitted)   3,243    3,188    2,934    2,457    1,585     792      45
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.15   $ 1.10   $ 1.00   $ 0.79   $ 0.99   $1.07   $1.00
Accumulation unit value at end of period                                 $ 1.32   $ 1.15   $ 1.10   $ 1.00   $ 0.79   $0.99   $1.07
Number of accumulation units outstanding at end of period (000 omitted)     343      383      455      530      379     287    --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES
(5/30/2000)
Accumulation unit value at beginning of period                           $ 0.79   $ 0.68   $ 0.60   $ 0.46   $ 0.53   $0.76   $1.00
Accumulation unit value at end of period                                 $ 0.99   $ 0.79   $ 0.68   $ 0.60   $ 0.46   $0.53   $0.76
Number of accumulation units outstanding at end of period (000 omitted)     238      250      217      209      232     199      63
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                           $ 0.71   $ 0.64   $ 0.55   $ 0.42   $ 0.60   $0.92   $1.00
Accumulation unit value at end of period                                 $ 0.75   $ 0.71   $ 0.64   $ 0.55   $ 0.42   $0.60   $0.92
Number of accumulation units outstanding at end of period (000 omitted)     285      280      279      233      163     265      35
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (5/30/2000)
Accumulation unit value at beginning of period                           $ 0.99   $ 0.97   $ 0.89   $ 0.75   $ 0.87   $0.98   $1.00
Accumulation unit value at end of period                                 $ 1.13   $ 0.99   $ 0.97   $ 0.89   $ 0.75   $0.87   $0.98
Number of accumulation units outstanding at end of period (000 omitted)      58       73       48       49       39     116    --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                           $ 1.07   $ 1.05   $ 1.05   $ 1.06   $ 1.06   $1.03   $1.00
Accumulation unit value at end of period                                 $ 1.10   $ 1.07   $ 1.05   $ 1.05   $ 1.06   $1.06   $1.03
Number of accumulation units outstanding at end of period (000 omitted)     646      695      691      813      697     554      53
-----------------------------------------------------------------------------------------------------------------------------------

*    THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 3.50%
     AND 3.56%, RESPECTIVELY.



57 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                      2006     2005     2004    2003    2002    2001   2000
------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                            $1.00      --      --      --      --      --     --
Accumulation unit value at end of period                                  $1.08      --      --      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)     377      --      --      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/30/2000)
Accumulation unit value at beginning of period                            $0.88   $0.85   $0.78   $0.61   $0.80   $0.92   $1.00
Accumulation unit value at end of period                                  $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92
Number of accumulation units outstanding at end of period (000 omitted)     811     799     771     748     360     112       7
------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
(5/30/2000)
Accumulation unit value at beginning of period                            $1.18   $1.17   $1.17   $1.17   $1.11   $1.06   $1.00
Accumulation unit value at end of period                                  $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06
Number of accumulation units outstanding at end of period (000 omitted)     861     873     916     849     645      30    --
------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (5/30/2000)
Accumulation unit value at beginning of period                            $1.41   $1.36   $1.16   $0.79   $0.96   $1.04   $1.00
Accumulation unit value at end of period                                  $1.56   $1.41   $1.36   $1.16   $0.79   $0.96   $1.04
Number of accumulation units outstanding at end of period (000 omitted)      22      23      26      15      14       2       2
------------------------------------------------------------------------------------------------------------------------------



58 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                 2006     2005     2004     2003     2002    2001    2000
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES* (5/30/2000)
Accumulation unit value at beginning of period                    $  0.73  $  0.68  $  0.65  $  0.51  $  0.68  $ 0.90  $1.00
Accumulation unit value at end of period                          $  0.77  $  0.73  $  0.68  $  0.65  $  0.51  $ 0.68  $0.90
Number of accumulation units outstanding at end of period
(000 omitted)                                                       3,370    3,178    3,769    4,485    4,583   2,944    311

* AIM V.I. DEMOGRAPHIC TRENDS FUND, SERIES I SHARES MERGED INTO AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES ON NOV.
3, 2006.

----------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (4/28/2006)
Accumulation unit value at beginning of period                    $  1.00       --       --       --       --      --     --
Accumulation unit value at end of period                          $  1.08       --       --       --       --      --     --
Number of accumulation units outstanding at end of period           3,076       --       --       --       --      --     --
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B)
(5/30/2000)
Accumulation unit value at beginning of period                    $  0.44  $  0.43  $  0.41  $  0.29  $  0.51  $ 0.69  $1.00
Accumulation unit value at end of period                          $  0.47  $  0.44  $  0.43  $  0.41  $  0.29  $ 0.51  $0.69
Number of accumulation units outstanding at end of period           2,693    2,798    2,773    2,911    2,423   2,237    456
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
(5/30/2000)
Accumulation unit value at beginning of period                    $  1.09  $  1.05  $  0.96  $  0.74  $  0.96  $ 0.97  $1.00
Accumulation unit value at end of period                          $  1.25  $  1.09  $  1.05  $  0.96  $  0.74  $ 0.96  $0.97
Number of accumulation units outstanding at end of period          10,437   11,167   11,742   11,403   10,906   4,722    292
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B)
(5/30/2000)
Accumulation unit value at beginning of period                    $  0.65  $  0.58  $  0.54  $  0.44  $  0.65  $ 0.80  $1.00
Accumulation unit value at end of period                          $  0.64  $  0.65  $  0.58  $  0.54  $  0.44  $ 0.65  $0.80
Number of accumulation units outstanding at end of period           6,164    6,450    6,937    7,475    7,706   5,808    700
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                    $  1.12  $  1.04  $  0.97  $  0.75  $  0.90  $ 1.04  $1.00
Accumulation unit value at end of period                          $  1.25  $  1.12  $  1.04  $  0.97  $  0.75  $ 0.90  $1.04
Number of accumulation units outstanding at end of period             617      634      311      321      395     178      6
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 1 (12/8/2003)
Accumulation unit value at beginning of period                    $  1.41  $  1.23  $  1.05  $  1.00       --      --     --
Accumulation unit value at end of period                          $  1.71  $  1.41  $  1.23  $  1.05       --      --     --
Number of accumulation units outstanding at end of period           1,024      895      742      542       --      --     --
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                    $  0.76  $  0.74  $  0.70  $  0.51  $  0.69  $ 0.82  $1.00
Accumulation unit value at end of period                          $  0.79  $  0.76  $  0.74  $  0.70  $  0.51  $ 0.69  $0.82
Number of accumulation units outstanding at end of period           2,418    2,770    3,115    3,258    3,609   3,028    703
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                    $  1.95  $  1.78  $  1.50  $  1.18  $  1.36  $ 1.17  $1.00
Accumulation unit value at end of period                          $  2.34  $  1.95  $  1.78  $  1.50  $  1.18  $ 1.36  $1.17
Number of accumulation units outstanding at end of period           2,455    2,441    2,441    2,255    2,265   1,562      7
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                    $  1.50  $  1.53  $  1.43  $  1.24  $  1.09  $ 1.04  $1.00
Accumulation unit value at end of period                          $  1.56  $  1.50  $  1.53  $  1.43  $  1.24  $ 1.09  $1.04
Number of accumulation units outstanding at end of period           2,138    1,921    1,633    1,799    1,607     732     --
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS
(5/30/2000)
Accumulation unit value at beginning of period                    $  1.25  $  1.08  $  0.95  $  0.75  $  0.84  $ 0.97  $1.00
Accumulation unit value at end of period                          $  1.37  $  1.25  $  1.08  $  0.95  $  0.75  $ 0.84  $0.97
Number of accumulation units outstanding at end of period           6,532    6,482    6,694    6,068    5,134   1,866    191
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                    $  1.00  $  0.99  $  0.92  $  0.73  $  0.72  $ 0.82  $1.00
Accumulation unit value at end of period                          $  1.10  $  1.00  $  0.99  $  0.92  $  0.73  $ 0.72  $0.82
Number of accumulation units outstanding at end of period           1,766    1,620    1,946    2,482    1,948   1,031     50
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                    $  2.00  $  1.72  $  1.40  $  1.02  $  1.15  $ 1.21  $1.00
Accumulation unit value at end of period                          $  2.23  $  2.00  $  1.72  $  1.40  $  1.02  $ 1.15  $1.21
Number of accumulation units outstanding at end of period           4,268    4,708    4,904    5,042    4,911   2,607    222
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------



59 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                 2006     2005     2004     2003    2002     2001    2000
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2
(5/30/2000)
Accumulation unit value at beginning of period                    $  0.81  $  0.79  $  0.71  $  0.53  $  0.75  $ 0.90  $1.00
Accumulation unit value at end of period                          $  0.87  $  0.81  $  0.79  $  0.71  $  0.53  $ 0.75  $0.90
Number of accumulation units outstanding at end of period           5,246    5,706    5,930    5,842    4,909   4,683    349
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                    $  1.50  $  1.38  $  1.24  $  1.00  $  1.15  $ 1.09  $1.00
Accumulation unit value at end of period                          $  1.75  $  1.50  $  1.38  $  1.24  $  1.00  $ 1.15  $1.09
Number of accumulation units outstanding at end of period          14,984   15,468   16,072   14,168    6,327   1,374     15
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 2
(5/30/2000)
Accumulation unit value at beginning of period                    $  1.82  $  1.45  $  1.18  $  0.78  $  0.79  $ 0.87  $1.00
Accumulation unit value at end of period                          $  2.30  $  1.82  $  1.45  $  1.18  $  0.78  $ 0.79  $0.87
Number of accumulation units outstanding at end of period             441      416      254      265      239     116      7
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                    $  1.12  $  1.03  $  0.88  $  0.68  $  0.84  $ 1.02  $1.00
Accumulation unit value at end of period                          $  1.34  $  1.12  $  1.03  $  0.88  $  0.68  $ 0.84  $1.02
Number of accumulation units outstanding at end of period           5,604    5,454    4,969    3,675    2,373   1,576     53
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                    $  0.67  $  0.65  $  0.60  $  0.50  $  0.70  $ 0.95  $1.00
Accumulation unit value at end of period                          $  0.71  $  0.67  $  0.65  $  0.60  $  0.50  $ 0.70  $0.95
Number of accumulation units outstanding at end of period           2,171    2,407    2,642    2,708    2,832   1,928    187
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                    $  0.91  $  0.87  $  0.83  $  0.63  $  0.94  $ 1.01  $1.00
Accumulation unit value at end of period                          $  1.01  $  0.91  $  0.87  $  0.83  $  0.63  $ 0.94  $1.01
Number of accumulation units outstanding at end of period           1,305    1,343    1,365    1,295      832     454     76
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                    $  1.30  $  1.29  $  1.17  $  1.03  $  1.10  $ 1.11  $1.00
Accumulation unit value at end of period                          $  1.43  $  1.30  $  1.29  $  1.17  $  1.03  $ 1.10  $1.11
Number of accumulation units outstanding at end of period          16,584   18,578   18,107   16,041    8,646   3,493    141
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                    $  1.13  $  1.08  $  0.99  $  0.79  $  0.98  $ 1.07  $1.00
Accumulation unit value at end of period                          $  1.29  $  1.13  $  1.08  $  0.99  $  0.79  $ 0.98  $1.07
Number of accumulation units outstanding at end of period           1,394    1,667    1,729    1,701    1,879   1,109     17
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES
(5/30/2000)
Accumulation unit value at beginning of period                    $  0.78  $  0.67  $  0.60  $  0.45  $  0.53  $ 0.76  $1.00
Accumulation unit value at end of period                          $  0.97  $  0.78  $  0.67  $  0.60  $  0.45  $ 0.53  $0.76
Number of accumulation units outstanding at end of period           1,094    1,129    1,200    1,252    1,444   1,359    155
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                    $  0.70  $  0.63  $  0.54  $  0.41  $  0.60  $ 0.92  $1.00
Accumulation unit value at end of period                          $  0.73  $  0.70  $  0.63  $  0.54  $  0.41  $ 0.60  $0.92
Number of accumulation units outstanding at end of period           1,914    2,053    2,468    3,036    3,391   7,086    487
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (5/30/2000)
Accumulation unit value at beginning of period                    $  0.98  $  0.95  $  0.88  $  0.74  $  0.86  $ 0.98  $1.00
Accumulation unit value at end of period                          $  1.10  $  0.98  $  0.95  $  0.88  $  0.74  $ 0.86  $0.98
Number of accumulation units outstanding at end of period             510      363      418      407      300     200      3
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND*
(5/30/2000)
Accumulation unit value at beginning of period                    $  1.05  $  1.03  $  1.04  $  1.05  $  1.05  $ 1.03  $1.00
Accumulation unit value at end of period                          $  1.08  $  1.05  $  1.03  $  1.04  $  1.05  $ 1.05  $1.03
Number of accumulation units outstanding at end of period           2,008    2,189    2,285    2,810    3,130   3,857    618
(000 omitted)
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R)
VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE
3.16% AND 3.21%, RESPECTIVELY.
----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND
(4/30/2004)
Accumulation unit value at beginning of period                    $  1.10  $  1.05  $  1.00       --       --      --     --
Accumulation unit value at end of period                          $  1.26  $  1.10  $  1.05       --       --      --     --
Number of accumulation units outstanding at end of period           6,860    5,948    4,432       --       --      --     --
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND
(5/30/2000)
Accumulation unit value at beginning of period                    $  0.86  $  0.84  $  0.77  $  0.61  $  0.80  $ 0.92  $1.00
Accumulation unit value at end of period                          $  0.98  $  0.86  $  0.84  $  0.77  $  0.61  $ 0.80  $0.92
Number of accumulation units outstanding at end of period           5,376    5,706    5,760    6,015    4,960   1,756    110
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------



60 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                 2006     2005     2004     2003     2002    2001    2000
----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION
U.S. GOVERNMENT FUND (5/30/2000)
Accumulation unit value at beginning of period                    $  1.16  $  1.16  $  1.16  $  1.16  $  1.11  $ 1.06  $1.00
Accumulation unit value at end of period                          $  1.19  $  1.16  $  1.16  $  1.16  $  1.16  $ 1.11  $1.06
Number of accumulation units outstanding at end of period           4,040    5,626    6,160    7,749    5,451   1,321     34
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND
(5/30/2000)
Accumulation unit value at beginning of period                    $  1.38  $  1.34  $  1.14  $  0.78  $  0.96  $ 1.04  $1.00
Accumulation unit value at end of period                          $  1.52  $  1.38  $  1.34  $  1.14  $  0.78  $ 0.96  $1.04
Number of accumulation units outstanding at end of period             228      270      221      214      161      57     --
(000 omitted)
----------------------------------------------------------------------------------------------------------------------------



61 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                           p. 3
Rating Agencies                                       p. 4
Revenues Received During Calendar Year 2006           p. 4
Principal Underwriter                                 p. 5
Independent Registered Public Accounting Firm         p. 5
Condensed Financial Information (Unaudited)           p. 6
Financial Statements



62 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

[RIVERSOURCE  LOGO] (SM)
      ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member NASD. Insurance and annuity products are issued by RiverSource Life Insurance
                                   Company.

           (C) 2007 Ameriprise Financial, Inc. All rights reserved.

240355 L (5/07)

PROSPECTUS

MAY 1, 2007

EVERGREEN

ESSENTIAL(SM) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW EVERGREEN ESSENTIAL(SM) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

o  AIM Variable Insurance Funds, Series II Shares
o  Evergreen Variable Annuity Trust - Class 2
o  Fidelity(R) Variable Insurance Products Service Class 2
o  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
   Class 2
o  Oppenheimer Variable Account Funds - Service Shares
o  Putnam Variable Trust - Class IB Shares
o  RiverSource(SM) Variable Portfolio Funds

Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

1  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                  3
THE CONTRACT IN BRIEF                                      4
EXPENSE SUMMARY                                            5
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                9
FINANCIAL STATEMENTS                                       9
THE VARIABLE ACCOUNT AND THE FUNDS                         9
GUARANTEE PERIOD ACCOUNTS (GPAs)                          15
THE ONE-YEAR FIXED ACCOUNT                                18
BUYING YOUR CONTRACT                                      18
CHARGES                                                   22
VALUING YOUR INVESTMENT                                   27
MAKING THE MOST OF YOUR CONTRACT                          29
WITHDRAWALS                                               35
TSA -- SPECIAL WITHDRAWAL PROVISIONS                      36
CHANGING OWNERSHIP                                        36
BENEFITS IN CASE OF DEATH                                 37
OPTIONAL BENEFITS                                         41
THE ANNUITY PAYOUT PERIOD                                 54
TAXES                                                     56
VOTING RIGHTS                                             58
SUBSTITUTION OF INVESTMENTS                               59
ABOUT THE SERVICE PROVIDERS                               59
ADDITIONAL INFORMATION                                    61
APPENDIX A: PERFORMANCE CREDIT RIDER
   ADJUSTED PARTIAL WITHDRAWAL                            62
APPENDIX B: CONDENSED FINANCIAL INFORMATION
   (UNAUDITED)                                            64
TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION                    68


CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.

2  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o  Roth IRAs under Section 408A of the Code

o  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred. All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our

3 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement or similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 9)

o the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 15 and p. 18)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may vary by state and be limited under terms of your contract. (p. 18)

4  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or the one-year fixed account is equal to the minimum interest rate stated in the contract. (p. 31)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 591/2) and may have other tax consequences; also, certain restrictions apply. (p. 35)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 41)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 37)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 54)

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 56)

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                  SEVEN-YEAR SCHEDULE                                                    FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE                 WITHDRAWAL CHARGE                  YEARS FROM PURCHASE                 WITHDRAWAL CHARGE
  PAYMENT RECEIPT                      PERCENTAGE                        PAYMENT RECEIPT                      PERCENTAGE
         1                                  8%                                  1                                  8%
         2                                  8                                   2                                  7
         3                                  7                                   3                                  6
         4                                  7                                   4                                  4
         5                                  6                                   5                                  2
         6                                  5                                   Thereafter                         0
         7                                  3
         Thereafter                         0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans").

                                                                                            ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                                                  3.50%                           5.00%
Qualified discount rate                                                              4.86%                           6.36%
Nonqualified discount rate                                                           5.11                            6.61

                                                                                             ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                                                   3.50%                           5.00%
Qualified discount rate                                                              5.16%                           6.66%
Nonqualified discount rate                                                           5.41                            6.91

5  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                 MORTALITY AND              VARIABLE ACCOUNT             TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE          EXPENSE RISK FEE          ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
 QUALIFIED ANNUITIES
 ROP death benefit                                   0.85%                       0.15%                        1.00%
 MAV death benefit(1),(2)                            1.05                        0.15                         1.20
 EDB(1)                                              1.15                        0.15                         1.30

 NONQUALIFIED ANNUITIES
 ROP death benefit                                   1.10                        0.15                         1.25
 MAV death benefit(1),(2)                            1.30                        0.15                         1.45
 EDB(1)                                              1.40                        0.15                         1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 QUALIFIED ANNUITIES
 ROP death benefit                                   1.15                        0.15                         1.30
 MAV death benefit(1),(2)                            1.35                        0.15                         1.50
 EDB(1)                                              1.45                        0.15                         1.60

 NONQUALIFIED ANNUITIES
 ROP death benefit                                   1.40                        0.15                         1.55
 MAV death benefit(1),(2)                            1.60                        0.15                         1.75
 EDB(1)                                              1.70                        0.15                         1.85

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit
    Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

OTHER ANNUAL EXPENSES


 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                       $ 40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)
 GMIB - MAV                                                                                                  0.55%(1),(2)
 GMIB - 6% RISING FLOOR                                                                                      0.75%(1),(2)
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

 PCR FEE                                                                                                     0.15%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR FEE                                                                                       0.25%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR PLUS FEE                                                                                  0.40%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

(1) This fee applies only if you elect this optional feature.

(2) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV - 0.30% and GMIB - 6% Rising
    Floor - 0.45%.


6  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

 MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)

                                                                              MINIMUM               MAXIMUM
                                                                              -------               -------
Total expenses before fee waivers and/or expense reimbursements                0.60%                 1.32%

(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund.
    Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because
    12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
    Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


 TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                            GROSS TOTAL
                                                                            MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                               FEES       FEES   EXPENSES     EXPENSES
                                                                            ----------   -----   --------   -----------
AIM V.I. Basic Value Fund, Series II Shares                                    0.72%      0.25%    0.30%**     1.27%(1),(2)
Evergreen VA Balanced Fund - Class 2                                           0.29       0.25     0.23**      0.77
Evergreen VA Core Bond Fund - Class 2                                          0.32       0.25     0.24**      0.81
Evergreen VA Fundamental Large Cap Fund - Class 2                              0.57       0.25     0.18**      1.00
Evergreen VA Growth Fund - Class 2                                             0.69       0.25     0.20**      1.14
Evergreen VA High Income Fund - Class 2                                        0.50       0.25     0.26**      1.01
Evergreen VA International Equity Fund - Class 2                               0.40       0.25     0.28**      0.93
Evergreen VA Omega Fund - Class 2                                              0.52       0.25     0.19**      0.96
Evergreen VA Special Values Fund - Class 2                                     0.78       0.25     0.19**      1.22
Evergreen VA Strategic Income Fund - Class 2                                   0.39       0.25     0.23**      0.87
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                              0.57       0.25     0.11        0.93
FTVIPT Mutual Shares Securities Fund - Class 2                                 0.60       0.25     0.21        1.06
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                      0.72       0.25     0.03**      1.00(3)
Putnam VT International Equity Fund - Class IB Shares                          0.74       0.25     0.19**      1.18
RiverSource(R) Variable Portfolio - Cash Management Fund                       0.33       0.13     0.14        0.60(4)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                      0.46       0.13     0.15**      0.74(4)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund             0.64       0.13     0.14**      0.91(4),(5)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                      0.57       0.13     0.13**      0.83(4),(5)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                       1.00       0.13     0.19**      1.32(4),(5),(6)

  * The Funds provided the information on their expenses and we have not independently verified the information.

 ** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2) Through Dec. 31, 2009, the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value Fund, Series II Shares.

(3) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
    Money Market Fund.

(4) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(5) Management fees includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable
    Portfolio - Diversified Equity Income Fund, 0.01% for RiverSource(R)
    Variable Portfolio - Large Cap Equity Fund and 0.05% for RiverSource(R)
    Variable Portfolio - Small Cap Value Fund.

(6) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 1.20% for RiverSource(R) Variable Portfolio - Small Cap Value
    Fund.

7  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CONTRACTS ON OR AFTER NOV. 6, 2003

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds offered on or after Nov. 6, 2003. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                  IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:

NONQUALIFIED ANNUITY                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule     $1,205.29  $1,927.41  $2,665.18  $4,230.03   $405.29  $1,227.41  $2,065.18  $4,230.03
 Five-year withdrawal charge schedule       1,236.04   1,916.49   2,408.24   4,488.02    436.04   1,316.49   2,208.24   4,488.02

QUALIFIED ANNUITY                            1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule     $1,179.66  $1,852.74  $2,544.54  $4,008.94   $379.66  $1,152.74  $1,944.54  $4,008.94
 Five-year withdrawal charge schedule       1,210.41   1,842.29   2,289.15   4,273.57    410.41   1,242.29   2,089.15   4,273.57



CONTRACTS OFFERED PRIOR TO NOV. 6, 2003

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds offered prior to Nov. 6, 2003. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                  IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule     $1,195.04  $1,897.59  $2,617.08  $4,142.26   $395.04  $1,197.59  $2,017.08  $4,142.26
 Five-year withdrawal charge schedule       1,225.79   1,886.86   2,360.76   4,402.90    425.79   1,286.86   2,160.76   4,402.90

QUALIFIED ANNUITY                            1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule     $1,169.41  $1,822.77  $2,495.93  $3,918.92   $369.41  $1,122.77  $1,895.93  $3,918.92
 Five-year withdrawal charge schedule       1,200.16   1,812.51   2,241.15   4,186.26    400.16   1,212.51   2,041.15   4,186.26


ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                  IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule     $  993.11  $1,297.29  $1,626.66  $2,220.83   $193.11  $597.29    $1,026.66  $2,220.83
 Five-year withdrawal charge schedule       1,023.86   1,290.30   1,382.85   2,538.28    223.86    690.30    1,182.85   2,538.28

QUALIFIED ANNUITY                            1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule       $967.49  $1,219.35  $1,495.00  $1,949.03   $167.49  $519.35    $ 895.00   $1,949.03
 Five-year withdrawal charge schedule         998.24   1,212.83   1,252.83   2,274.39    198.24    612.83    1,052.83   2,274.39

(1) In these examples, the $40 contract administrative charge is approximated as a .034% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

8  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix B.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

9  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The Funds. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

   o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

   o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

   o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

   o PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Portfolio Funds are generally more profitable for us and our affiliates (see "Revenue we receive from the funds may create potential conflicts of interest"). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

   o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

   o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

10  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

o  REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
   INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

      Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

      The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

   o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

      o Compensating, training and educating investment professionals who sell the contracts.

      o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

      o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

      o Providing sub-transfer agency and shareholder servicing to contract owners.

      o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

      o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

      o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

      o Subaccounting, transaction processing, recordkeeping and administration.

   o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

      o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

      o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

   o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

      o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

      o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

11  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                               INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value         Long-term growth of capital. Invests at least 65% of its        A I M Advisors, Inc.
Fund, Series II Shares       total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and are believed to be undervalued in relation to long-term earning power or other factors. The fund may invest up to 25% of
                             its total assets in foreign securities.
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Balanced        Capital growth and current income. The Fund seeks to            Evergreen Investment Management
Fund - Class 2               achieve its goal by investing in a combination of equity and    Company, LLC, adviser; Tattersall
                             debt securities. Under normal conditions, the Fund will         Advisory Group, Inc., subadviser.
                             invest at least 25% of its assets in debt securities and the remainder in equity securities.
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Core Bond       Maximize total return through a combination of current          Evergreen Investment Management
Fund - Class 2               income and capital growth. The Fund invests primarily in        Company, LLC, adviser; Tattersall
                             U.S. dollar denominated investment grade debt securities        Advisory Group, Inc., subadviser.
                             including debt securities issued or guaranteed by the
                             U.S. Treasury or by an agency or instrumentality of the
                             U.S. government, corporate bonds, mortgage-backed
                             securities, asset-backed securities and other income
                             producing securities.
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA                 Capital growth with the potential for current income.           Evergreen Investment Management
Fundamental Large Cap        Invests primarily in common stocks of large                     Company, LLC
Fund - Class 2               U.S. companies whose market capitalizations measured at
                             time of purchase fall within the market capitalization range of the companies tracked by the Russell 1000(R) Index.
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth          Long-term capital growth. The Fund seeks to achieve its         Evergreen Investment Management
Fund - Class 2               goal by investing at least 75% of its assets in common          Company, LLC
                             stocks of small- and medium-sized companies whose
                             market capitalizations measured at time of purchase falls
                             within the market capitalization range of the companies
                             tracked by the Russell 2000(R) Growth Index.
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA High            High level of current income, with capital growth as            Evergreen Investment Management
Income Fund - Class 2        secondary objective. The Fund seeks to achieve its goal         Company, LLC
                             by investing primarily in both low-rated and high-rated
                             fixed-income securities, including debt securities,
                             convertible securities and preferred stocks that are
                             consistent with its primary investment objective of high
                             current income.
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA International   Long-term capital growth, with modest income as a               Evergreen Investment Management
Equity Fund - Class 2        secondary objective. The Fund seeks to achieve its goal         Company, LLC
                             by investing primarily in equity securities issued by
                             established, quality non-U.S. companies located in
                             countries with developed markets and may purchase
                             securities across all market capitalizations. The Fund may also invest in emerging markets.
-------------------------------------------------------------------------------------------------------------------------------


12  EVERGREEN ESSENTIAL VARIABLE ANNUITY - PROSPECTUS

INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                               INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega           Long-term capital growth. Invests primarily in common           Evergreen Investment Management
Fund - Class 2               stocks and securities convertible into common stocks of         Company, LLC
                             U.S. companies across all market capitalizations.
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special         Capital growth in the value of its shares. The Fund seeks to    Evergreen Investment Management
Values Fund - Class 2        achieve its goal by investing at least 80% of its assets in     Company, LLC
                             common stocks of small U.S. companies whose market
                             capitalizations measured at the time of purchase fall within the market capitalization range of the companies tracked by the Russell 2000(R) Index.
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Strategic       High current income from interest on debt securities with a     Evergreen Investment Management
Income Fund - Class 2        secondary objective of potential for growth of capital in       Company, LLC, advisor; Evergreen
                             selecting securities. The Fund seeks to achieve its goal by     International Advisors, subadvisor
                             investing primarily in domestic below investment grade
                             bonds and other debt securities (which may be denominated
                             in U.S. dollars or in non-U.S. currencies) of foreign
                             governments and foreign corporations.
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap      Long-term growth of capital. Normally invests primarily in      Fidelity Management & Research
Portfolio Service Class 2    common stocks. Normally invests at least 80% of assets in       Company (FMR), investment
                             securities of companies with medium market capitalizations.     manager; FMR U.K., FMR Far East,
                             May invest in companies with smaller or larger market           sub-investment advisers.
                             capitalizations. Invests in domestic and foreign issuers.
                             The Fund invests in either "growth" or "value" common
                             stocks or both.
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares         Capital appreciation, with income as a secondary goal.          Franklin Mutual Advisers, LLC
Securities Fund - Class 2    The Fund normally invests primarily in equity securities of companies that the manager believes are undervalued.
                             The Fund also invests, to a lesser extent in risk arbitrage securities and distressed companies.
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street      Capital appreciation. Invests mainly in common stocks of        OppenheimerFunds, Inc.
Small Cap Fund/VA,           small-capitalization U.S. companies that the fund's
Service Shares               investment manager believes have favorable business trends or prospects.
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT International      Capital appreciation. The fund pursues its goal by investing    Putnam Investment Management, LLC
Equity Fund - Class IB       mainly in common stocks of companies outside the
Shares                       United States that Putnam Management believes have
                             favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity
                             investments.
-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Maximum current income consistent with liquidity and            RiverSource Investments, LLC
Portfolio - Cash             stability of principal. Invests primarily in money market
Management Fund              instruments, such as marketable debt obligations issued
                             by corporations or the U.S. government or its agencies,
                             bank certificates of deposit, bankers'acceptances, letters of credit and commercial paper, including asset-backed
                             commercial paper.
-------------------------------------------------------------------------------------------------------------------------------


13  EVERGREEN ESSENTIAL VARIABLE ANNUITY - PROSPECTUS

INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                               INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High level of current income while attempting to conserve       RiverSource Investments, LLC
Portfolio - Diversified      the value of the investment for the longest period of time.
Bond Fund                    Under normal market conditions, the Fund invests at least
                             80% of its net assets in bonds and other debt securities.
                             At least 50% of the Fund's net assets will be invested in
                             securities like those included in the Lehman Brothers
                             Aggregate Bond Index (Index), which are investment grade
                             and denominated in U.S. dollars. The Index includes
                             securities issued by the U.S. government, corporate bonds
                             and mortgage- and asset-backed securities. Although the
                             Fund emphasizes high- and medium-quality debt securities,
                             it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds.
-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High level of current income and, as a secondary goal,          RiverSource Investments, LLC
Portfolio - Diversified      steady growth of capital. Under normal market conditions,
Equity Income Fund           the Fund invests at least 80% of its net assets in
                             dividend-paying common and preferred stocks. The Fund
                             may invest up to 25% of its total assets in foreign
                             investments.
-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Capital appreciation. Under normal market conditions,           RiverSource Investments, LLC
Portfolio - Large Cap        the Fund invests at least 80% of its net assets in equity
Equity Fund                  securities of companies with market capitalization greater than $5 billion at the time of purchase.
-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term capital appreciation. Under normal market             RiverSource Investments, LLC,
Portfolio - Small Cap        conditions, at least 80% of the Fund's net assets will be       adviser; River Road Asset
Value Fund                   invested in small cap companies with market capitalization,     Management, LLC, Donald Smith &
                             at the time of investment, of up to $2.5 billion or that fall   Co., Inc., Franklin Portfolio
                             within the range of the Russell 2000(R) Value Index.            Associates LLC and Barrow, Hanley,
                                                                                             Mewhinney & Strauss, Inc.,
                                                                                             subadvisers.
-------------------------------------------------------------------------------------------------------------------------------


14  EVERGREEN ESSENTIAL VARIABLE ANNUITY - PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine these Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

15  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

       IF YOUR GPA RATE IS:                          THE MVA IS:
Less than the new GPA rate + 0.10%                    Negative
Equal to the new GPA rate + 0.10%                     Zero
Greater than the new GPA rate + 0.10%                 Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

  EARLY WITHDRAWAL AMOUNT x [((1 + i)/(1 + j + .001))(TO THE POWER OF n/12) - 1] = MVA

  Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.

         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

         n = number of months remaining in the current Guarantee Period
             (rounded up).

16  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(1.030/(1 + .035 + .001))(TO THE POWER OF 84/12) - 1] = -$39.84

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(1.030/(1 + .025 + .001))(TO THE POWER OF 84/12) - 1] = $27.61

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

17  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity.
Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

o GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

o  how you want to make purchase payments;

o  the optional MAV death benefit(2);

o  the optional EDB(2);

o  the optional GMIB - MAV rider(3);

o  the optional GMIB - 6% Rising Floor rider(3);

o  the optional PCR(3);

o  the optional Benefit Protector Death Benefit(4);

o  the optional Benefit Protector Plus Death Benefit(4);

o  the length of the withdrawal charge schedule (5 or 7 years)(5); and

o  a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.

(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(5) The five-year withdrawal charge schedule may not be available in all states.

18  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS                     No restrictions on the amount of purchase payments allocated to the GPAs or
SIGNED PRIOR TO JUNE 16, 2003:                      the one-year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS                     The amount of any purchase payment allocated to the GPAs and the one-year
SIGNED ON OR AFTER JUNE 16 THROUGH DEC. 4, 2003:    fixed account in total cannot exceed 30% of the purchase payment.

                                                    This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS                     In certain states where we offer GPAs that do not require payment of a
SIGNED ON OR AFTER DEC. 5, 2003:                    statutory minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or
                                                    GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                                                    In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.

We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive your purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

19  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

o  no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amount and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

      $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

20  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

21  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantees whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE            QUALIFIED ANNUITIES            NONQUALIFIED ANNUITIES
ROP death benefit                                       0.85%                            1.10%
MAV death benefit(1),(2)                                1.05                             1.30
EDB(1)                                                  1.15                             1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                                       1.15                             1.40
MAV death benefit(1),(2)                                1.35                             1.60
EDB(1)                                                  1.45                             1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector and Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

22  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value; and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

      PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

23  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:


         SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                                 FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
YEARS FROM PURCHASE                 WITHDRAWAL CHARGE                 YEARS FROM PURCHASE                 WITHDRAWAL CHARGE
  PAYMENT RECEIPT                       PERCENTAGE                      PAYMENT RECEIPT                       PERCENTAGE
         1                                 8%                                  1                                  8%
         2                                 8                                   2                                  7
         3                                 7                                   3                                  6
         4                                 7                                   4                                  4
         5                                 6                                   5                                  2
         6                                 5                                   Thereafter                         0
         7                                 3
         Thereafter                        0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

o The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

o  We received these payments

   -- $10,000 Jan. 1, 2004;
   -- $8,000 Feb. 28, 2011;
   -- $6,000 Feb. 20, 2012; and

o You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

o  The prior anniversary Jan. 1, 2013 contract value was $38,488.


WITHDRAWAL CHARGE     EXPLANATION
   $  0               $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0               $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0               $10,000 Jan. 1, 2004 purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560               $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
    420               $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
   ----
   $980

24  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:


WITHDRAWAL CHARGE     EXPLANATION
   $  0               $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0               $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0               $10,000 Jan. 1, 2004 purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and
    320               $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
    360               $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal
   ----               charge.
   $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o  withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

o contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o  amounts we refund to you during the free look period;* and

o  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

25  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin and the GMIB terminates.

We calculate the fee as follows:

GMIB - MAV                                 0.55% x (CV + ST - FAV)
GMIB - 6% RISING FLOOR                     0.75% x (CV + ST - FAV)

 CV = contract value on the contract anniversary
 ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.
FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

o You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

o On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

o On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

o  The GMIB fee for:

      GMIB - MAV is 0.55%; and
      GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charges as follows:

Contract value on the contract anniversary:                                    $73,250
plus transfers from the subaccounts to the one-year fixed account
in the six months before the contract anniversary:                             +15,000
minus the value of the one-year fixed account on the contract anniversary:     -15,250
                                                                               -------
                                                                               $73,000

The fee charged to you for:

GMIB - MAV                                   (0.55% x $73,000) =               $401.50
GMIB - 6% RISING FLOOR                       (0.75% x $73,000) =               $547.50

(1) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV - 0.30% and GMIB - 6% Rising
     Floor - 0.45%.

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

26  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and the one-year fixed account;

o  plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o  minus any prorated portion of the contract administrative charge; and

o minus any prorated portion of the fee for any of the following benefits you have selected:

   -- Guaranteed Minimum Income Benefit rider - MAV;

   -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

   -- Performance Credit rider;

   -- Benefit Protector(SM) rider; and/or

   -- Benefit Protector(SM) Plus rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

27  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the subaccounts;

o  any purchase payment credits allocated to the subaccounts;

o  transfers into or out of the subaccounts;

o  partial withdrawals;

o  withdrawal charges;

and the deduction of a prorated portion of:

o  the fee for any of the following optional benefits you have selected:

   -- Guaranteed Minimum Income Benefit rider - MAV;

   -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

   -- Performance Credit rider;

   -- Benefit Protector(SM) rider; and/or

   -- Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o  changes in fund net asset value;

o  fund dividends distributed to the subaccounts;

o  fund capital gains or losses;

o  fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.

28  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                           NUMBER
By investing an equal number                           AMOUNT         ACCUMULATION        OF UNITS
of dollars each month                    MONTH        INVESTED         UNIT VALUE         PURCHASED
                                          Jan          $100               $20               5.00
                                          Feb           100                18               5.56
you automatically buy                     Mar           100                17               5.88
more units when the
per unit market price is low              Apr           100                15               6.67
                                          May           100                16               6.25
                                          Jun           100                18               5.56
                                          Jul           100                17               5.88

and fewer units
when the per unit                         Aug           100                19               5.26
market price is high.                     Sept          100                21               4.76
                                          Oct           100                20               5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

29  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

30  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

FOR CONTRACTS WITH APPLICATIONS        It is our general policy to allow you to transfer contract values from the one-year
SIGNED PRIOR TO JUNE 16, 2003:         fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).
                                       Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS        You may transfer contract values from the one-year fixed account to the subaccounts
SIGNED ON OR AFTER JUNE 16 THROUGH     or GPAs once a year on or within 30 days before or after the contract anniversary
DEC. 4, 2003:                          (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value.
                                       Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS        You may transfer contract values from the one-year fixed account to the subaccounts
SIGNED ON OR AFTER DEC. 5, 2003:       or GPAs once a year on or within 30 days before or after the contract anniversary
                                       (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

31  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

   Transfers from the one-year fixed account are not subject to an MVA.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o  Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o  requiring transfer requests to be submitted only by first-class U.S. mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o  not accepting transfer requests of an agent acting under power of attorney;

o  limiting the dollar amount that you may transfer at any one time; or

o  suspending the transfer privilege.

32  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we can not guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

33  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:        $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:        Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

   For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:        $100 monthly
                                 $250 quarterly, semiannually or annually

EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  34

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:        $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                       Contract value or entire account balance
Withdrawals:                     $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges, (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o  payable to you;

o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  -- the withdrawal amount includes a purchase payment check that has not cleared;

  -- the NYSE is closed, except for normal holiday and weekend closings;

  -- trading on the NYSE is restricted, according to SEC rules;

  -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  -- the SEC permits us to delay payment for the protection of security holders.

35  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon change of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

36  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

o  Return of Purchase Payments death benefit (ROP);

o  Maximum Anniversary Value death benefit (MAV); and

o  Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you select a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.


   ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = PW x DB/CV

     PW = the partial withdrawal including any applicable MVA or withdrawal charge.

     DB = the death benefit on the date of (but prior to) the partial withdrawal.

     CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

o  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o  On Jan. 1, 2005 you make an additional purchase payment of $5,000.

o On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

o  On March 1, 2006 the contract value grows to $23,000.

   We calculate the ROP death benefit on March 1, 2006 as follows:

     Contract value at death:                                                                    $23,000.00
                                                                                                 ==========
     Purchase payments and purchase payment credits minus adjusted partial withdrawals:
       Total purchase payments and purchase payment credits:                                     $25,000.00
       minus adjusted partial withdrawals calculated as:
       $1,500 x $25,000
       ---------------- =                                                                         -1,704.55
           $22,000                                                                               ----------

          for a death benefit of:                                                                $23,295.45
                                                                                                 ==========
      ROP death benefit, calculated as the greatest of these two values:                         $23,295.45

37  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

o  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

o On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

   We calculate the MAV death benefit on March 1, 2005 as follows:

     Contract value at death:                                                                    $20,500.00
                                                                                                 ==========
     Purchase payments and purchase payment credits minus adjusted partial withdrawals:
       Total purchase payments and purchase payment credits:                                     $20,000.00
       minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 x $20,000
         ---------------- =                                                                       -1,363.64
             $22,000                                                                             ----------

           for a death benefit of:                                                               $18,636.36
                                                                                                 ==========
     The MAV immediately preceding the date of death:
       Greatest of your contract anniversary contract values:                                    $24,000.00
       plus purchase payments and purchase payment credits made since the prior anniversary:          +0.00
       minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 x $24,000
         ---------------- =                                                                       -1,636.36
             $22,000                                                                             ----------

     for a MAV death benefit of:                                                                 $22,363.64
                                                                                                 ==========
   The MAV death benefit, calculated as the greatest of these three values:                      $22,363.64

38  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values; less purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o  the amounts allocated to the subaccounts at issue increased by 5%,

o  plus any subsequent amounts allocated to the subaccounts,

o  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = PWT x VAF/SV

     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.

     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

o You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

o On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.

o On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2005 is calculated as follows:

     Contract value at death:                                                               $22,800.00
                                                                                            ==========
     Purchase payments and purchase payment credits minus adjusted partial withdrawals:
       Total purchase payments and purchase payment credits:                                $25,000.00
       minus adjusted partial withdrawals, calculated as:
       $1,500 x $25,000
       ---------------- =                                                                    -1,543.21
           $24,300                                                                          ----------
       for a return of purchase payment death benefit of:                                   $23,456.79
                                                                                            ==========


39  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

   The MAV immediately preceding the date of death:
     Greatest of your contract anniversary contract values:                                 $25,000.00
     plus purchase payments and purchase payment credits made since the prior anniversary:       +0.00
     minus adjusted partial withdrawals made since that anniversary, calculated as:
       $1,500 x $25,000
       ---------------- =                                                                    -1,543.21
           $24,300                                                                          ----------

       for a MAV death benefit of:                                                          $23,456.79
                                                                                            ==========
   The 5% rising floor:
     The variable account floor on Jan. 1, 2005, calculated as: 1.05 x $20,000 =            $21,000.00
     plus amounts allocated to the subaccounts since that anniversary:                           +0.00
     minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
       $1,500 x $21,000
       ---------------- =                                                                   -$1,657.89
           $19,000                                                                          ----------

       variable account floor benefit:                                                      $19,342.11
       plus the one-year fixed account value:                                                +5,300.00
       5% rising floor (value of the GPAs, one-year fixed account and the
       variable account floor):                                                             $24,642.11
                                                                                            ==========
   EDB, calculated as the greatest of these three values:                                   $24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

40  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age
   70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:

   o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

   o  payouts begin no later than one year following the year of your death;
      and

   o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

o  you must hold the GMIB for 7 years,

o the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

o you can only exercise the GMIB within 30 days after a contract anniversary, and

o  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

41 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

o  GMIB - Maximum Anniversary Value (MAV); or

o  GMIB - 6% Rising Floor.

GMIB - MAV
GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV.

MAV is a value we calculate on the first contract anniversary as the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

  PMT x CVG/ECV

  PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.
  CVG = current contract value at the time you exercise the GMIB - MAV.
  ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

o you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity - no refund

   -- Plan B - Life Annuity with ten years certain

   -- Plan D - Joint and last survivor life annuity - no refund

o  You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

42 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

  P SUB t-1 (1 + i)/1.05 = P SUB t

     P SUB t-1 = prior annuity payout

       P SUB t = current annuity payout

             i = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

o You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

o You may terminate the GMIB - MAV any time after the seventh rider anniversary.

o  The GMIB - MAV will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

43 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

o  There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                    GMIB
ANNIVERSARY                             CONTRACT VALUE     PURCHASE PAYMENTS           MAV              BENEFIT BASE
 1                                         $107,000             $101,000             $107,000
 2                                          125,000              101,000              125,000
 3                                          132,000              101,000              132,000
 4                                          150,000              101,000              150,000
 5                                           85,000              101,000              150,000
 6                                          120,000              101,000              150,000
 7                                          138,000              101,000              150,000             $150,000
 8                                          152,000              101,000              152,000              152,000
 9                                          139,000              101,000              152,000              152,000
10                                          126,000              101,000              152,000              152,000
11                                          138,000              101,000              152,000              152,000
12                                          147,000              101,000              152,000              152,000
13                                          163,000              101,000              163,000              163,000
14                                          159,000              101,000              163,000              163,000
15                                          215,000              101,000              215,000              215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                             MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                           PLAN A -                   PLAN B -               PLAN D - JOINT AND
ANNIVERSARY             GMIB                     LIFE ANNUITY --           LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE          BENEFIT BASE                  NO REFUND              TEN YEARS CERTAIN         ANNUITY -- NO REFUND
10              $152,000 (MAV)                     $  784.32                  $  763.04                   $627.76
15               215,000 (Contract Value = MAV)     1,268.50                   1,210.45                    982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                           PLAN A -                    PLAN B -              PLAN D - JOINT AND
ANNIVERSARY                                      LIFE ANNUITY --          LIFE ANNUITY WITH          LAST SURVIVOR LIFE
AT EXERCISE          CONTRACT VALUE                 NO REFUND             TEN YEARS CERTAIN         ANNUITY -- NO REFUND
10                      $126,000                    $  650.16                  $  632.52                  $520.38
15                       215,000                     1,268.50                   1,210.45                   982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

44 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% variable account rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

o the initial purchase payments allocated to the subaccounts increased by 6%,

o  plus any subsequent amounts allocated to the subaccounts, and

o  minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

o  subtract each payment adjusted for market value from the contract value.

o subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

    PMT x CVG/ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

    PMT x (1.06) TO THE POWER OF CY

      CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

o you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity - no refund

   -- Plan B - Life Annuity with ten years certain

   -- Plan D - Joint and last survivor life annuity - no refund

o  You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

45 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

  P SUB t-1 (1 + i)/1.05 = P SUB t

     P SUB t-1 = prior annuity payout

       P SUB t = current annuity payout

             i = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB
- 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

o You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

o You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

o  The GMIB - 6% Rising Floor will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

46 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.

o  There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                   GMIB
ANNIVERSARY                             CONTRACT VALUE     PURCHASE PAYMENTS     6% RISING FLOOR       BENEFIT BASE
 1                                         $107,000             $100,000             $106,000
 2                                          125,000              100,000              112,360
 3                                          132,000              100,000              119,102
 4                                          150,000              100,000              126,248
 5                                           85,000              100,000              133,823
 6                                          120,000              100,000              141,852
 7                                          138,000              100,000              150,363             $150,363
 8                                          152,000              100,000              159,388              159,388
 9                                          139,000              100,000              168,948              168,948
10                                          126,000              100,000              179,085              179,085
11                                          138,000              100,000              189,830              189,830
12                                          147,000              100,000              201,220              201,220
13                                          215,000              100,000              213,293              215,000
14                                          234,000              100,000              226,090              234,000
15                                          240,000              100,000              239,655              240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                             MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                            PLAN A -                  PLAN B -               PLAN D - JOINT AND
ANNIVERSARY                GMIB                  LIFE ANNUITY --          LIFE ANNUITY WITH          LAST SURVIVOR LIFE
AT EXERCISE            BENEFIT BASE                NO REFUND              TEN YEARS CERTAIN         ANNUITY -- NO REFUND
10              $179,085 (6% Rising Floor)         $  872.14                  $  850.65                   $  691.27
15               240,000 (Contract Value)           1,346.40                   1,286.40                    1,034.40

47 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                       PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                               CONTRACT          LIFE ANNUITY --     LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                                VALUE               NO REFUND        TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10                                        $126,000             $  650.16            $  632.52             $   520.38
15                                         240,000              1,416.00             1,351.20               1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS = PW x TV/CV

       PW = the partial withdrawal including any applicable withdrawal charge or MVA.

       TV = the target value on the date of (but prior to) the partial withdrawal.

       CV = contract value on the date of (but prior to) the partial withdrawal.

48 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

    5% x (PP - PCRPW - PP5)

       PP = total purchase payments and purchase payment credits.

    PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

      PP5 = purchase payments and purchase payment credits made in the prior five years.

            We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

o You may terminate the PCR within 30 days following the first rider anniversary.

o You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

o  The PCR will terminate on the date:

   -- you make a full withdrawal from the contract,

   -- that a death benefit is payable, or

   -- you choose to begin taking annuity payouts.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract

o  There are no additional purchase payments and no partial withdrawals

o  On Jan. 1, 2014, the contract value is $200,000

o We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072) TO THE POWER OF 10 = $101,000 x 2.00423 = $202,427.

   Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

   5% x (PP - PCRPW - PP5) = 0.05 x ($101,000 - 0 - 0) = $5,050.

   After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

o On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

o If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.

49 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:

o  the applicable death benefit,

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

   MAV death benefit (contract value):                                           $110,000
   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
   previously withdrawn):
   0.40 x ($110,000 - $100,000) =                                                  +4,000
                                                                                 --------
Total death benefit of:                                                          $114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

   MAV death benefit (MAV):                                                      $110,000
   plus the Benefit Protector benefit (40% of earnings at death):
   0.40 x ($110,000 - $100,000) =                                                  +4,000
                                                                                 --------
Total death benefit of:                                                          $114,000

50 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

   MAV death benefit (MAV adjusted for partial withdrawals):                     $57,619
   plus the Benefit Protector benefit (40% of earnings at death):
   0.40 x ($57,619 - $55,000) =                                                    +1,048
                                                                                 --------
Total death benefit of:                                                           $58,667

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

   MAV death benefit (contract value):                                           $200,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)                           +55,000
                                                                                 --------
Total death benefit of:                                                          $255,000

o On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

   MAV death benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                 $249,500
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)                           +55,000
                                                                                 --------
Total death benefit of:                                                          $304,500

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

   MAV death benefit (contract value):                                           $250,000
   plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)
   0.40 x ($250,000 - $105,000) =                                                 +58,000
                                                                                 --------
Total death benefit of:                                                          $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

51 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the benefits payable under the Benefit Protector described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                             PERCENTAGE IF YOU AND THE ANNUITANT ARE                 PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                UNDER AGE 70 ON THE RIDER EFFECTIVE DATE                70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                     0%                                                       0%
Three and Four                                 10%                                                    3.75%
Five or more                                   20%                                                     7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

o  the applicable death benefit (see Benefits in Case of Death), plus:

                           IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR              AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...           OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                        Zero                                                  Zero
Two                        40% x earnings at death (see above)                   15% x earnings at death
Three and Four             40% x (earnings at death + 25% of initial             15% x (earnings at death + 25% of initial
                              purchase payment*)                                    purchase payment*)
Five or more               40% x (earnings at death + 50% of initial             15% x (earnings at death + 50% of initial
                              purchase payment*)                                    purchase payment*)
* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

   MAV death benefit (contract value):                                           $110,000
   plus the Benefit Protector Plus benefit which equals 40% of earnings at death
   (MAV rider minus payments not previously withdrawn):
   0.40 x ($110,000 - $100,000) =                                                  +4,000
                                                                                 --------
Total death benefit of:                                                          $114,000

52 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

   MAV death benefit (MAV):                                                      $110,000
   plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
   0.40 x ($110,000 - $100,000) =                                                  +4,000
   plus 10% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.10 x $100,000 =                                +10,000
                                                                                 --------
Total death benefit of:                                                          $124,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge, of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

   MAV death benefit (MAV adjusted for partial withdrawals):                     $57,619
   plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
   0.40 x ($57,619 - $55,000) =                                                   +1,048
   plus 10% of purchase payments made within 60 days of contract
   issue and not previously withdrawn: 0.10 x $55,000 =                           +5,500
                                                                                 -------
Total death benefit of:                                                          $64,167

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2012 equals:

   MAV death benefit (contract value):                                           $200,000
   plus the Benefit Protector Plus benefit which equals
   40% of earnings at death, up to a maximum of 100%
   of purchase payments not previously withdrawn
   that are one or more years old                                                 +55,000
   plus 20% of purchase payments made within 60 days of
contract issue and not previously withdrawn: 0.20 x $55,000 =                     +11,000
                                                                                 --------
Total death benefit of:                                                          $266,000

o On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

   MAV death benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                 $249,500
   plus the Benefit Protector Plus benefit which equals
   40% of earnings at death, up to a maximum of
   100% of purchase payments not previously withdrawn
   that are one or more years old                                                 +55,000
   plus 20% of purchase payments made within 60 days of
   contract issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                                 --------
Total death benefit of:                                                          $315,500

53  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

   MAV death benefit (contract value):                                           $250,000
   plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
   0.40 x ($250,000 - $105,000) =                                                 +58,000
   plus 20% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.20 x $55,000 =                                 +11,000
                                                                                 --------
Total death benefit of:                                                          $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o  the annuity payout plan you select;

o  the annuitant's age and, in most cases, sex;

o  the annuity table in the contract; and

o  the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

54  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

55 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 591/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy
   (or joint lives or life expectancies of you and your beneficiary);

o  if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

56  EVERGREEN ESSENTIAL VARIABLE ANNUITY - PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPs: If you receive taxable income as a result of an annuity payout or a withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien. State withholding also may be imposed on taxable distributions.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o  the payout is a RMD as defined under the Code;

o  the payout is made on account of an eligible hardship; or

o  the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

57  EVERGREEN ESSENTIAL VARIABLE ANNUITY - PROSPECTUS

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  Because of your death;

o  Because you become disabled (as defined in the Code);

o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy
   (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o  To pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, EDB, GMIB, BENEFIT PROTECTOR(SM), BENEFIT PROTECTOR(SM) PLUS OR PCR DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income tax. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o  the reserve held in each subaccount for your contract; divided by

o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

58  EVERGREEN ESSENTIAL VARIABLE ANNUITY - PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;

o  the existing funds become unavailable; or

o  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o  add new subaccounts;

o  combine any two or more subaccounts;

o  transfer assets to and from the subaccounts or the variable account; and

o  eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSourceSM Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

59  EVERGREEN ESSENTIAL VARIABLE ANNUITY - PROSPECTUS

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

60  EVERGREEN ESSENTIAL VARIABLE ANNUITY - PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934
Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investor Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

61  EVERGREEN ESSENTIAL VARIABLE ANNUITY - PROSPECTUS

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

      RPA ADJUSTED PARTIAL WITHDRAWALS = (PW x RPA) / CV

       PW = the partial withdrawal including any applicable withdrawal charge or MVA.

       CV = the contract value on the date of (but prior to) the partial withdrawal.

      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

      EPA ADJUSTED PARTIAL WITHDRAWALS = (PW x EPA) / CV x EPA / RPA

       PW = the partial withdrawal including any applicable withdrawal charge or MVA.

       CV = the contract value on the date of (but prior to) the partial withdrawal.

      EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

o On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

o On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.

o  Contract values before any partial withdrawals are shown below.

o  On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

o On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE           TOTAL PURCHASE PAYMENTS   CONTRACT VALUE
-------------------------------------------------------
Jan. 1, 2004           $100,000             $100,000
Jan. 1, 2005            100,000              110,000
Jan. 1, 2006            100,000              115,000
Jan. 1, 2007            100,000              120,000
Jan. 1, 2008            100,000              115,000
Jan. 1, 2009            100,000              120,000
Jan. 1, 2010            200,000              225,000
Jan. 1, 2011            200,000              230,000
Jan. 1, 2012            200,000              235,000
Jan. 1, 2013            200,000              230,000
Jan. 1, 2014            200,000              235,000

62  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2007:

     RPA before the partial withdrawal =                            RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal   ($10,000 x $100,000) / $120,000 = $8,333
     minus the RPA adjusted partial withdrawals for all previous partial withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:

     RPA before the partial withdrawal =                            RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal   ($10,000 x $191,667) / $235,000 = $8,156
     minus the RPA adjusted partial withdrawals for all previous partial withdrawals = $200,000 - $8,333 = $191,667

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:

     EPA before the partial withdrawal =                            EPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal   [($10,000 x $100,000)/$120,000] x $100,000/$100,000 = $8,333
     AND the five-year exclusion period minus the EPA adjusted
     partial withdrawals for all previous partial
     withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:

     EPA before the partial withdrawal =                            EPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal   [($10,000 x $91,667)/$235,000] x  $91,667/$191,667 = $1,866
     AND the five-year exclusion period minus the EPA
     adjusted partial withdrawals for all previous partial
     withdrawals = $100,000 - $8,333 = $91,667

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199

63  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION
(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                  2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                      $1.15       $1.10       $1.00       $0.76
Accumulation unit value at end of period                                            $1.28       $1.15       $1.10       $1.00
Number of accumulation units outstanding at end of period (000 omitted)               813         843         909         623
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.25       $1.20       $1.14       $1.00
Accumulation unit value at end of period                                            $1.36       $1.25       $1.20       $1.14
Number of accumulation units outstanding at end of period (000 omitted)                59          48          40          30
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.11       $1.10       $1.07       $1.04
Accumulation unit value at end of period                                            $1.14       $1.11       $1.10       $1.07
Number of accumulation units outstanding at end of period (000 omitted)               971         927         861         792
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                                      $1.43       $1.33       $1.23       $0.96
Accumulation unit value at end of period                                            $1.59       $1.43       $1.33       $1.23
Number of accumulation units outstanding at end of period (000 omitted)               584         567         267         152
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.60       $1.52       $1.35       $0.99
Accumulation unit value at end of period                                            $1.76       $1.60       $1.52       $1.35
Number of accumulation units outstanding at end of period (000 omitted)               107         109          74          36
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.30       $1.30       $1.21       $1.04
Accumulation unit value at end of period                                            $1.40       $1.30       $1.30       $1.21
Number of accumulation units outstanding at end of period (000 omitted)               294         297         327         252
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.63       $1.42       $1.21       $0.93
Accumulation unit value at end of period                                            $1.98       $1.63       $1.42       $1.21
Number of accumulation units outstanding at end of period (000 omitted)               327         333         336         225
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.45       $1.41       $1.33       $0.96
Accumulation unit value at end of period                                            $1.52       $1.45       $1.41       $1.33
Number of accumulation units outstanding at end of period (000 omitted)               462         480         368         237
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.59       $1.45       $1.22       $0.95
Accumulation unit value at end of period                                            $1.91       $1.59       $1.45       $1.22
Number of accumulation units outstanding at end of period (000 omitted)               667         696         581         380
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.31       $1.34       $1.25       $1.08
Accumulation unit value at end of period                                            $1.37       $1.31       $1.34       $1.25
Number of accumulation units outstanding at end of period (000 omitted)               465         487         470         285
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                      $1.68       $1.43       $1.16       $0.85
Accumulation unit value at end of period                                            $1.86       $1.68       $1.43       $1.16
Number of accumulation units outstanding at end of period (000 omitted)               841         769         737         543
-----------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                                  2002        2001        2000
-----------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $0.76          --          --
Number of accumulation units outstanding at end of period (000 omitted)               113          --          --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $1.00          --          --
Number of accumulation units outstanding at end of period (000 omitted)                10          --          --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $1.04          --          --
Number of accumulation units outstanding at end of period (000 omitted)               241          --          --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $0.96          --          --
Number of accumulation units outstanding at end of period (000 omitted)                 3          --          --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $0.99          --          --
Number of accumulation units outstanding at end of period (000 omitted)                 8          --          --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $1.04          --          --
Number of accumulation units outstanding at end of period (000 omitted)                95          --          --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $0.93          --          --
Number of accumulation units outstanding at end of period (000 omitted)                31          --          --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $0.96          --          --
Number of accumulation units outstanding at end of period (000 omitted)                86          --          --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $0.95          --          --
Number of accumulation units outstanding at end of period (000 omitted)                75          --          --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $1.08          --          --
Number of accumulation units outstanding at end of period (000 omitted)                --          --          --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                      $1.00          --          --
Accumulation unit value at end of period                                            $0.85          --          --
Number of accumulation units outstanding at end of period (000 omitted)                94          --          --
-----------------------------------------------------------------------------------------------------------------

64  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                    2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                        $1.53       $1.40       $1.25       $1.01
Accumulation unit value at end of period                                              $1.79       $1.53       $1.40       $1.25
Number of accumulation units outstanding at end of period (000 omitted)               3,435       3,555       3,640       2,566
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                        $1.45       $1.34       $1.13       $0.79
Accumulation unit value at end of period                                              $1.65       $1.45       $1.34       $1.13
Number of accumulation units outstanding at end of period (000 omitted)                 248         220         170         121
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                                        $1.29       $1.17       $1.01       $0.80
Accumulation unit value at end of period                                              $1.64       $1.29       $1.17       $1.01
Number of accumulation units outstanding at end of period (000 omitted)                 419         350         360         178
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                                        $1.07       $1.05       $1.05       $1.06
Accumulation unit value at end of period                                              $1.10       $1.07       $1.05       $1.05
Number of accumulation units outstanding at end of period (000 omitted)                 646         695         691         813
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO -
CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 3.48% AND 3.54%, RESPECTIVELY.
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/21/2002)
Accumulation unit value at beginning of period                                        $1.13       $1.11       $1.08       $1.04
Accumulation unit value at end of period                                              $1.16       $1.13       $1.11       $1.08
Number of accumulation units outstanding at end of period (000 omitted)               1,120       1,133       1,115         572
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/21/2002)
Accumulation unit value at beginning of period                                        $1.44       $1.28       $1.10       $0.78
Accumulation unit value at end of period                                              $1.71       $1.44       $1.28       $1.10
Number of accumulation units outstanding at end of period (000 omitted)                 367         326         294         140
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                                        $1.00          --          --          --
Accumulation unit value at end of period                                              $1.08          --          --          --
Number of accumulation units outstanding at end of period (000 omitted)                 377          --          --          --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/21/2002)
Accumulation unit value at beginning of period                                        $1.34       $1.28       $1.08       $0.79
Accumulation unit value at end of period                                              $1.59       $1.34       $1.28       $1.08
Number of accumulation units outstanding at end of period (000 omitted)                  78          77          86          54
-------------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                                    2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                        $1.16       $1.09       $1.00
Accumulation unit value at end of period                                              $1.01       $1.16       $1.09
Number of accumulation units outstanding at end of period (000 omitted)                 753          61          21
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                        $1.00          --          --
Accumulation unit value at end of period                                              $0.79          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  33          --          --
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                                        $1.00          --          --
Accumulation unit value at end of period                                              $0.80          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  33          --          --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                                        $1.06       $1.03       $1.00
Accumulation unit value at end of period                                              $1.06       $1.06       $1.03
Number of accumulation units outstanding at end of period (000 omitted)                 697         554          53
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO -
CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 3.48% AND 3.54%, RESPECTIVELY.
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/21/2002)
Accumulation unit value at beginning of period                                        $1.00          --          --
Accumulation unit value at end of period                                              $1.04          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  63          --          --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/21/2002)
Accumulation unit value at beginning of period                                        $1.00          --          --
Accumulation unit value at end of period                                              $0.78          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  26          --          --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                                           --          --          --
Accumulation unit value at end of period                                                 --          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  --          --          --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/21/2002)
Accumulation unit value at beginning of period                                        $1.00          --          --
Accumulation unit value at end of period                                              $0.79          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  21          --          --
-------------------------------------------------------------------------------------------------------------------------------

65  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                    2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $1.52       $1.46       $1.35       $1.00
Accumulation unit value at end of period                                              $1.68       $1.52       $1.46       $1.35
Number of accumulation units outstanding at end of period (000 omitted)                 164         179         110          27
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.23       $1.20       $1.15       $1.00
Accumulation unit value at end of period                                              $1.33       $1.23       $1.20       $1.15
Number of accumulation units outstanding at end of period (000 omitted)                  26          40          40          20
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.04       $1.04       $1.02       $1.00
Accumulation unit value at end of period                                              $1.06       $1.04       $1.04       $1.02
Number of accumulation units outstanding at end of period (000 omitted)                 370         418         306         185
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.49       $1.40       $1.31       $1.00
Accumulation unit value at end of period                                              $1.65       $1.49       $1.40       $1.31
Number of accumulation units outstanding at end of period (000 omitted)                 128         142          76          35
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.62       $1.55       $1.39       $1.00
Accumulation unit value at end of period                                              $1.76       $1.62       $1.55       $1.39
Number of accumulation units outstanding at end of period (000 omitted)                  77          90          45          18
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.21       $1.22       $1.15       $1.00
Accumulation unit value at end of period                                              $1.29       $1.21       $1.22       $1.15
Number of accumulation units outstanding at end of period (000 omitted)                 177         175         111          95
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.78       $1.57       $1.34       $1.00
Accumulation unit value at end of period                                              $2.15       $1.78       $1.57       $1.34
Number of accumulation units outstanding at end of period (000 omitted)                  78          64          45          28
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.49       $1.47       $1.40       $1.00
Accumulation unit value at end of period                                              $1.55       $1.49       $1.47       $1.40
Number of accumulation units outstanding at end of period (000 omitted)                 142         154         113          29
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.67       $1.54       $1.31       $1.00
Accumulation unit value at end of period                                              $1.99       $1.67       $1.54       $1.31
Number of accumulation units outstanding at end of period (000 omitted)                 124         102         111          54
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.17       $1.20       $1.13       $1.00
Accumulation unit value at end of period                                              $1.21       $1.17       $1.20       $1.13
Number of accumulation units outstanding at end of period (000 omitted)                 244         252         167          60
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.96       $1.69       $1.38       $1.00
Accumulation unit value at end of period                                              $2.16       $1.96       $1.69       $1.38
Number of accumulation units outstanding at end of period (000 omitted)                 488         330         213         143
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                        $1.50       $1.38       $1.25       $1.00
Accumulation unit value at end of period                                              $1.75       $1.50       $1.38       $1.25
Number of accumulation units outstanding at end of period (000 omitted)                 611         526         516         349
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $1.81       $1.68       $1.44       $1.00
Accumulation unit value at end of period                                              $2.04       $1.81       $1.68       $1.44
Number of accumulation units outstanding at end of period (000 omitted)                  30          40          33          29
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                        $1.69       $1.53       $1.34       $1.00
Accumulation unit value at end of period                                              $2.12       $1.69       $1.53       $1.34
Number of accumulation units outstanding at end of period (000 omitted)                  53          51          54          41
-------------------------------------------------------------------------------------------------------------------------------

66  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                    2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (1/29/2003)
Accumulation unit value at beginning of period                                        $0.98       $0.98       $0.99       $1.00
Accumulation unit value at end of period                                              $1.01       $0.98       $0.98       $0.99
Number of accumulation units outstanding at end of period (000 omitted)                  91          70         179          55
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO -
CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 2.65% AND 2.69%, RESPECTIVELY.
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (1/29/2003)
Accumulation unit value at beginning of period                                        $1.05       $1.05       $1.02       $1.00
Accumulation unit value at end of period                                              $1.07       $1.05       $1.05       $1.02
Number of accumulation units outstanding at end of period (000 omitted)                 547         165         169          63
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (1/29/2003)
Accumulation unit value at beginning of period                                        $1.86       $1.67       $1.44       $1.00
Accumulation unit value at end of period                                              $2.18       $1.86       $1.67       $1.44
Number of accumulation units outstanding at end of period (000 omitted)               1,033         512          31           9
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $1.10       $1.05       $1.00          --
Accumulation unit value at end of period                                              $1.24       $1.10       $1.05          --
Number of accumulation units outstanding at end of period (000 omitted)               1,183       1,307         818          --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (1/29/2003)
Accumulation unit value at beginning of period                                        $1.71       $1.64       $1.40       $1.00
Accumulation unit value at end of period                                              $2.02       $1.71       $1.64       $1.40
Number of accumulation units outstanding at end of period (000 omitted)                 648         720         337           3
-------------------------------------------------------------------------------------------------------------------------------

67  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                            p. 3
Rating Agencies                                        p. 4

Revenues Received During Calendar Year 2006            p. 4

Principal Underwriter                                  p. 5
Independent Registered Public Accounting Firm          p. 5
Condensed Financial Information (Unaudited)            p. 6
Financial Statements

68  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

RIVERSOURCE [LOGO] (SM)
       ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

          RiverSource Distributors, Inc. (Distributor), Member NASD.

                 Insurance and annuity products are issued by
                      RiverSource Life Insurance Company.

           (C) 2007 Ameriprise Financial, Inc. All rights reserved.

45276 L (5/07)

PROSPECTUS

MAY 1, 2007

EVERGREEN

NEW SOLUTIONS SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437
             (Administrative Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares                      Goldman Sachs Variable Insurance Trust (VIT)
AllianceBernstein Variable Products Series Fund, Inc. (Class B)     Oppenheimer Variable Account Funds, Service Shares
American Century(R) Variable Portfolios, Inc., Class II             Putnam Variable Trust - Class IB Shares
Dreyfus Investment Portfolios, Service Share Class                  RiverSource(SM) Variable Portfolio Funds
Dreyfus Variable Investment Fund, Service Share Class               The Universal Institutional Funds, Inc., Class II Shares
Evergreen Variable Annuity Trust                                    Van Kampen Life Investment Trust Class II Shares
Fidelity(R) Variable Insurance Products Service Class 2             Wanger Advisors Trust
Franklin(R) Templeton(R) Variable Insurance Products
   Trust (FTVIPT) - Class 2

NEW EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

Please read the prospectuses carefully and keep them for future reference.

Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

1 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS

KEY TERMS                                                                    3
THE CONTRACT IN BRIEF                                                        5
EXPENSE SUMMARY                                                              6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                 12
FINANCIAL STATEMENTS                                                        12
THE VARIABLE ACCOUNT AND THE FUNDS                                          12
GUARANTEE PERIOD ACCOUNTS (GPAS)                                            22
THE ONE-YEAR FIXED ACCOUNT                                                  23
BUYING YOUR CONTRACT                                                        24
CHARGES                                                                     26
VALUING YOUR INVESTMENT                                                     31
MAKING THE MOST OF YOUR CONTRACT                                            33
WITHDRAWALS                                                                 43
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                        43
CHANGING OWNERSHIP                                                          44
BENEFITS IN CASE OF DEATH                                                   44
OPTIONAL BENEFITS                                                           47
THE ANNUITY PAYOUT PERIOD                                                   61
TAXES                                                                       63
VOTING RIGHTS                                                               66
SUBSTITUTION OF INVESTMENTS                                                 66
ABOUT THE SERVICE PROVIDERS                                                 67
ADDITIONAL INFORMATION                                                      69
APPENDIX A: EXAMPLE --
   MARKET VALUE ADJUSTMENT (MVA)                                            71
APPENDIX B: EXAMPLE --
   INCOME ASSURER BENEFIT(SM) RIDER FEE                                     73
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES                                   74
APPENDIX D: EXAMPLE -- DEATH BENEFITS                                       77
APPENDIX E: EXAMPLE --
   ACCUMULATION PROTECTOR BENEFIT(SM) RIDER                                 80
APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL
   BENEFIT -- RIDER B DISCLOSURE                                            82
APPENDIX G: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER --
   ADDITIONAL RMD DISCLOSURE                                                87
APPENDIX H: EXAMPLE --
   GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER                                   88
APPENDIX I: EXAMPLE --
   INCOME ASSURER BENEFIT(SM) RIDERS                                        90
APPENDIX J: EXAMPLE --
   BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER                                95
APPENDIX K: EXAMPLE --
   BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER                           97
APPENDIX L: CONDENSED FINANCIAL INFORMATION
   (UNAUDITED)                                                              99
TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION                                     107


CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.


2 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and any purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o   Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o   Roth IRAs under Section 408A of the Code

o   Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o   Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

3 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

4 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: This contract allows you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:


o subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 12)

o GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. Some states restrict the amount you can allocate to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (p. 22)

o the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 23)

BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (p. 24)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 39)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 27)

OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits (p. 59). Optional benefits vary by state and may have eligibility requirements.

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 44)


5 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 61)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 63)


EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

               SEVEN-YEAR SCHEDULE                                  FIVE-YEAR SCHEDULE*
YEARS FROM PURCHASE           WITHDRAWAL CHARGE      YEARS FROM PURCHASE           WITHDRAWAL CHARGE
  PAYMENT RECEIPT                 PERCENTAGE           PAYMENT RECEIPT                 PERCENTAGE
         1                            8%                      1                            8%
         2                            8                       2                            7
         3                            7                       3                            6
         4                            7                       4                            4
         5                            6                       5                            2
         6                            5                       Thereafter                   0
         7                            3
         Thereafter                   0

* The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:      AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
                                         YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED

Seven-year withdrawal charge schedule                  6.00%                               7.50%
Five-year withdrawal charge schedule                   6.15%                               7.65%

NONQUALIFIED

Seven-year withdrawal charge schedule                  6.20%                               6.35%
Five-year withdrawal charge schedule                   7.70%                               7.85%

6 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.


                                           MORTALITY AND         VARIABLE ACCOUNT         TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE     EXPENSE RISK FEE     ADMINISTRATIVE CHARGE     ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP Death Benefit                               1.00%                  0.15%                   1.15%
MAV Death Benefit                               1.20                   0.15                    1.35
5% Accumulation Death Benefit                   1.35                   0.15                    1.50
Enhanced Death Benefit                          1.40                   0.15                    1.55

NONQUALIFIED ANNUITIES

ROP Death Benefit                               1.15%                  0.15                    1.30%
MAV Death Benefit                               1.35                   0.15                    1.50
5% Accumulation Death Benefit                   1.50                   0.15                    1.65
Enhanced Death Benefit                          1.55                   0.15                    1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP Death Benefit                               1.20%                  0.15%                   1.35%
MAV Death Benefit                               1.40                   0.15                    1.55
5% Accumulation Death Benefit                   1.55                   0.15                    1.70
Enhanced Death Benefit                          1.60                   0.15                    1.75

NONQUALIFIED ANNUITIES
ROP Death Benefit                               1.35                   0.15                    1.50
MAV Death Benefit                               1.55                   0.15                    1.70
5% Accumulation Death Benefit                   1.70                   0.15                    1.85
Enhanced Death Benefit                          1.75                   0.15                    1.90


7 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                        $40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS
If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                              0.25%
BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                         0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS
If eligible, you may select one of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                            MAXIMUM: 1.75%    CURRENT: 0.55%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE                                              MAXIMUM: 1.50%    CURRENT: 0.55%
(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                              MAXIMUM: 1.50%    CURRENT: 0.30%(1)
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE                     MAXIMUM: 1.75%    CURRENT: 0.60%(1)
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE   MAXIMUM: 2.00%    CURRENT: 0.65%(1)
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer
    Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                     MINIMUM                 MAXIMUM
Total expenses before fee waivers and/or expense reimbursements        0.51%                  1.51%

(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


8 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                    GROSS TOTAL
                                                                                 MANAGEMENT   12B-1     OTHER         ANNUAL
                                                                                    FEES       FEES    EXPENSES      EXPENSES
AIM V.I. Capital Development Fund, Series II Shares                                 0.75%      0.25%    0.35%**   1.35%(1)
AllianceBernstein VPS Growth and Income Portfolio (Class B)                         0.55       0.25     0.06      0.86
AllianceBernstein VPS International Value Portfolio (Class B)                       0.75       0.25     0.10      1.10
American Century VP Inflation Protection, Class II                                  0.49       0.25     0.01      0.75
American Century VP Ultra(R), Class II                                              0.90       0.25      --       1.15
American Century VP Value, Class II                                                 0.83       0.25      --       1.08
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares           0.75       0.25     0.12**    1.12
Dreyfus Variable Investment Fund International Value Portfolio, Service Shares      1.00       0.25     0.19      1.44(2)
Evergreen VA Core Bond Fund - Class 2                                               0.32       0.25     0.24**    0.81
Evergreen VA Fundamental Large Cap Fund - Class 2                                   0.57       0.25     0.18**    1.00
Evergreen VA Growth Fund - Class 2                                                  0.69       0.25     0.20**    1.14
Evergreen VA High Income Fund - Class 2                                             0.50       0.25     0.26**    1.01
Evergreen VA International Equity Fund - Class 2                                    0.40       0.25     0.28**    0.93
Evergreen VA Omega Fund - Class 2                                                   0.52       0.25     0.19**    0.96
Evergreen VA Special Values Fund - Class 2                                          0.78       0.25     0.19**    1.22
Evergreen VA Strategic Income Fund - Class 2                                        0.39       0.25     0.23**    0.87
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                             0.57       0.25     0.09      0.91
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                     0.32       0.25     0.12      0.69
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                   0.57       0.25     0.11      0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                                  0.72       0.25     0.16      1.13
FTVIPT Franklin Income Securities Fund - Class 2                                    0.46       0.25     0.01      0.72
FTVIPT Templeton Global Income Securities Fund - Class 2                            0.56       0.25     0.16      0.97
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                         0.80        --      0.07      0.87(3)
Oppenheimer Capital Appreciation Fund/VA, Service Shares                            0.64       0.25     0.03**    0.92(4)
Oppenheimer Global Securities Fund/VA, Service Shares                               0.62       0.25     0.04**    0.91(4)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                           0.72       0.25     0.03**    1.00(4)
Putnam VT Health Sciences Fund - Class IB Shares                                    0.70       0.25     0.15**    1.10
Putnam VT Small Cap Value Fund - Class IB Shares                                    0.76       0.25     0.09**    1.10
RiverSource(R) Variable Portfolio - Cash Management Fund                            0.33       0.13     0.14      0.60(5)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                           0.46       0.13     0.15**    0.74(5)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                  0.64       0.13     0.14**    0.91(5),(6)
RiverSource(R) Variable Portfolio - Emerging Markets Fund                           1.13       0.13     0.25**    1.51(5),(6)
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund      0.44       0.13     0.15**    0.72(5),(7)
RiverSource(R) Variable Portfolio - Growth Fund                                     0.71       0.13     0.17**    1.01(5),(6)
RiverSource(R) Variable Portfolio - Income Opportunities Fund                       0.61       0.13     0.16**    0.90(5),(7)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                           0.57       0.13     0.13**    0.83(5),(6)
RiverSource(R) Variable Portfolio - Large Cap Value Fund                            0.60       0.13     0.50**    1.23(5),(7)
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                             0.60       0.13     0.15**    0.88(5),(6),(7)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                              0.22       0.13     0.16**    0.51(5),(7)
RiverSource(R) Variable Portfolio - Select Value Fund                               0.72       0.13     0.37**    1.22(5),(6),(7)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund             0.48       0.13     0.16**    0.77(5)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                            1.00       0.13     0.19**    1.32(5),(6),(7)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares                0.56       0.25     0.03      0.84
Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares                          0.73       0.35     0.28      1.36(8)
Wanger U.S. Smaller Companies                                                       0.90        --      0.05      0.95

9 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  * The Funds provided the information on their expenses and we have not independently verified the information.
 ** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).
(1) Through April 30, 2008, the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.34% for AIM V.I. Capital
    Development Fund, Series II Shares.

(2) The Dreyfus Corporation has agreed, until Dec. 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 1.40% for Dreyfus Variable Investment Fund International Value Portfolio, Service
    Shares.

(3) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
    Investment Adviser has voluntarily agreed to limit "Other expenses"
    (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares. The
    Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(4) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
    Money Market Fund.

(5) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(6) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.10% for RiverSource(R) Variable Portfolio - Mid Cap Growth Fund and 0.06% for
    RiverSource(R) Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio -
    Diversified Equity Income Fund, 0.04% for RiverSource(R) Variable
    Portfolio - Emerging Markets Fund, 0.11% for RiverSource(R) Variable
    Portfolio - Growth Fund, 0.01% for RiverSource(R) Variable Portfolio -
    Large Cap Equity Fund and 0.05% for RiverSource(R) Variable Portfolio -
    Small Cap Value Fund.

(7) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec.
    31, 2007, unless sooner terminated at the discretion of the Fund's Board.
    Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.72% for RiverSource(R) Variable Portfolio - Global
    Inflation Protected Securities Fund, 0.99% for RiverSource(R) Variable
    Portfolio - Income Opportunities Fund, 1.05% for RiverSource(R) Variable
    Portfolio - Large Cap Value Fund, 1.00% for RiverSource(R) Variable
    Portfolio - Mid Cap Growth Fund, 0.495% for RiverSource(R) Variable
    Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R) Variable
    Portfolio - Select Value Fund and 1.20% for RiverSource(R) Variable
    Portfolio - Small Cap Value Fund.

(8) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.26% for Van Kampen UIF U.S. Real Estate Portfolio,
    Class II Shares.


10 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit ProtectorSM Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                          IF YOU DO NOT  WITHDRAW YOUR CONTRACT
                                                 IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                       1 YEAR    3 YEARS     5 YEARS   10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule    $1,360.86  $2,407.79   $3,489.19  $6,000.36    $560.86   $1,707.79  $2,889.19  $6,000.36
Five-year withdrawal charge schedule      1,381.36   2,366.60    3,182.54   6,161.93     581.36    1,766.60   2,982.54   6,161.93

QUALIFIED ANNUITY                          1 YEAR    3 YEARS     5 YEARS   10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule    $1,345.48  $2,363.52   $3,418.64  $5,876.90    $545.48   $1,663.52  $2,818.64  $5,876.90
Five-year withdrawal charge schedule      1,365.98   2,322.52    3,112.61   6,041.07     565.98    1,722.52   2,912.61   6,041.07

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                          IF YOU DO NOT  WITHDRAW YOUR CONTRACT
                                                 IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                       1 YEAR    3 YEARS     5 YEARS   10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule      $986.86  $1,278.31   $1,594.66  $2,155.12    $186.86   $578.31    $ 994.66   $2,155.12
Five-year withdrawal charge schedule      1,007.36   1,240.45    1,299.27   2,369.08     207.36    640.45    1,099.27    2,369.08

QUALIFIED ANNUITY                          1 YEAR    3 YEARS     5 YEARS   10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule      $971.48  $1,231.53   $1,515.63  $1,991.87    $171.48   $531.53    $ 915.63   $1,991.87
Five-year withdrawal charge schedule        991.98   1,193.87    1,220.90   2,209.01     191.98    593.87    1,020.90    2,209.01

(1) In these examples, the $40 contract administrative charge is estimated as a .013% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


11 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix J.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.


o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
    Section 817(h) of the Code.


12 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

o PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Portfolio Funds are generally more profitable for us and our affiliates. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

o   REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
    INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

    Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

    The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


13 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

    o Compensating, training and educating investment professionals who sell the contracts.

    o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

    o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

    o Providing sub-transfer agency and shareholder servicing to contract owners.

    o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

    o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

    o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

    o Subaccounting, transaction processing, recordkeeping and administration.

o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

    o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

    o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

    o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

    o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


14 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                   INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital            Long-term growth of capital. Invests primarily in securities        A I M Advisors, Inc.
Development Fund,           (including common stocks, convertible securities and bonds)
Series II Shares            of small- and medium-sized companies. The Fund may invest up to 25% of its total assets in foreign securities.

AllianceBernstein           Long-term growth of capital. Invests primarily in the equity        AllianceBernstein L.P.
VPS Growth and Income       securities of domestic companies that the Advisor deems to
Portfolio (Class B)         be undervalued.

AllianceBernstein           Long-term growth of capital. Invests primarily in a                 AllianceBernstein L.P.
VPS International Value     diversified portfolio of equity securities of established
Portfolio (Class B)         companies selected from more than 40 industries and from
                            more than 40 developed and emerging market countries.

American Century VP         Long-term total return. To protect against U.S. inflation.          American Century Investment
Inflation Protection,                                                                           Management, Inc.
Class II

American Century VP         Long-term capital growth. Analytical research tools and             American Century Investment
Ultra(R), Class II          techniques are used to identify the stocks of larger-sized          Management, Inc.
                            companies that appear to have the best opportunity of
                            sustaining long-term above average growth.

American Century VP         Long-term capital growth, with income as a secondary                American Century Investment
Value, Class II             objective. Invests primarily in stocks of companies that            Management, Inc.
                            management believes to be undervalued at the time of
                            purchase.

Dreyfus Investment          Capital appreciation. The portfolio invests, under normal           The Dreyfus Corporation
Portfolios Technology       circumstances, at least 80% of its assets in the stocks of
Growth Portfolio,           growth companies of any size that Dreyfus believes to be
Service Shares              leading producers or beneficiaries of technological
                            innovation. Up to 25% of the portfolio's assets may be
                            in foreign securities. The portfolio's stock investments
                            may include common stocks, preferred stocks and
                            convertible securities.

Dreyfus Variable            Long-term capital growth. To pursue this goal, the portfolio        The Dreyfus Corporation
Investment Fund             normally invests at least 80% of its assets in stocks. The
International Value         portfolio ordinarily invests most of its assets in securities
Portfolio, Service Shares   of foreign companies which Dreyfus considers to be value
                            companies. The portfolio's stock investments may include
                            common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or
                            shortly thereafter. The portfolio may invest in companies of any size. The portfolio may also invest in companies located in emerging markets.

15 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                   INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Investing in                Investment Objective and Policies                                   Investment Adviser

Evergreen VA Core Bond      Maximize total return through a combination of current              Evergreen Investment Management
Fund - Class 2              income and capital growth. The Fund invests primarily in            Company, LLC, adviser; Tattersall
                            U.S. dollar denominated investment grade debt securities            Advisory Group, Inc., subadviser.
                            including debt securities issued or guaranteed by the
                            U.S. Treasury or by an agency or instrumentality of the
                            U.S. government, corporate bonds, mortgage-backed
                            securities, asset-backed securities and other income
                            producing securities.

Evergreen VA                Capital growth with the potential for current income.               Evergreen Investment Management
Fundamental Large Cap       Invests primarily in common stocks of large U.S. companies          Company, LLC
Fund - Class 2              whose market capitalizations measured at time of purchase
                            fall within the market capitalization range of the companies tracked by the Russell 1000(R) Index.

Evergreen VA Growth         Long-term capital growth. The Fund seeks to achieve its             Evergreen Investment Management
Fund - Class 2              goal by investing at least 75% of its assets in common              Company, LLC
                            stocks of small- and medium-sized companies whose
                            market capitalizations measured at time of purchase falls
                            within the market capitalization range of the companies
                            tracked by the Russell 2000(R) Growth Index.

Evergreen VA High           High level of current income, with capital growth as                Evergreen Investment Management
Income Fund - Class 2       secondary objective. The Fund seeks to achieve its goal             Company, LLC
                            by investing primarily in both low-rated and high-rated
                            fixed-income securities, including debt securities,
                            convertible securities and preferred stocks that are
                            consistent with its primary investment objective of high
                            current income.

Evergreen VA International  Long-term capital growth, with modest income as a                   Evergreen Investment Management
Equity Fund - Class 2       secondary objective. The Fund seeks to achieve its goal by          Company, LLC
                            investing primarily in equity securities issued by
                            established, quality non-U.S. companies located in
                            countries with developed markets and may purchase
                            securities across all market capitalizations. The Fund may also invest in emerging markets.

Evergreen VA Omega          Long-term capital growth. Invests primarily in common               Evergreen Investment Management
Fund - Class 2              stocks and securities convertible into common stocks of             Company, LLC
                            U.S. companies across all market capitalizations.

Evergreen VA Special        Capital growth in the value of its shares. The Fund seeks to        Evergreen Investment Management
Values Fund - Class 2       achieve its goal by investing at least 80% of its assets in         Company, LLC
                            common stocks of small U.S. companies whose market
                            capitalizations measured at the time of purchase fall within the market capitalization range of the companies tracked by the Russell 2000(R) Index.


16 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                   INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Strategic      High current income from interest on debt securities with a         Evergreen Investment Management
Income Fund - Class 2       secondary objective of potential for growth of capital in           Company, LLC, advisor; Evergreen
                            selecting securities. The Fund seeks to achieve its goal by         International Advisors, subadvisor
                            investing primarily in domestic below investment grade
                            bonds and other debt securities (which may be denominated
                            in U.S. dollars or in non-U.S. currencies) of foreign
                            governments and foreign corporations.

Fidelity(R) VIP             Long-term capital appreciation. Normally invests primarily          Fidelity Management & Research
Contrafund(R) Portfolio     in common stocks. Invests in securities of companies whose          Company (FMR), investment manager;
Service Class 2             value it believes is not fully recognized by the public.            FMR U.K. and FMR Far East,
                            Invests in either "growth" stocks or "value" stocks or both.        sub-investment advisers.
                            The fund invests in domestic and foreign issuers.

Fidelity(R) VIP Investment  High level of current income consistent with the                    Fidelity Management & Research
Grade Bond Portfolio        preservation of capital. Normally invests at least 80% of           Company (FMR), investment manager;
Service Class 2             assets in investment-grade debt securities (those of medium         FMR U.K., FMR Far East,
                            and high quality) of all types and repurchase agreements for        sub-investment advisers.
                            those securities.

Fidelity(R) VIP Mid Cap     Long-term growth of capital. Normally invests primarily in          Fidelity Management & Research
Portfolio Service Class 2   common stocks. Normally invests at least 80% of assets in           Company (FMR), investment manager;
                            securities of companies with medium market capitalizations.         FMR U.K., FMR Far East,
                            May invest in companies with smaller or larger market               sub-investment advisers.
                            capitalizations. Invests in domestic and foreign issuers.
                            The Fund invests in either "growth" or "value" common
                            stocks or both.

Fidelity(R) VIP Overseas    Long-term growth of capital. Normally invests primarily in          Fidelity Management & Research
Portfolio Service Class 2   common stocks of foreign securities. Normally invests at            Company (FMR), investment manager;
                            least 80% of assets in non-U.S. securities.                         FMR U.K., FMR Far East,
                                                                                                Fidelity International Investment
                                                                                                Advisors (FIIA) and FIIA U.K.,
                                                                                                sub-investment advisers.

FTVIPT Franklin Income      Maximize income while maintaining prospects for capital             Franklin Advisers, Inc.
Securities Fund - Class 2   appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in
                            corporate, foreign and U.S. Treasury bonds as well as
                            stocks with dividend yields the manager believes are
                            attractive.

FTVIPT Templeton Global     High current income consistent with preservation of capital,        Franklin Advisers, Inc.
Income Securities Fund -    with capital appreciation as a secondary consideration.
Class 2                     The Fund normally invests mainly in debt securities of
                            governments and their political subdivisions and agencies, supranational organizations and companies located
                            anywhere in the world, including emerging markets.


17 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                   INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT           Long-term capital appreciation. The Fund invests, under             Goldman Sachs Asset
Mid Cap Value Fund -        normal circumstances, at least 80% of its net assets plus           Management, L.P.
Institutional Shares        any borrowings for investment purposes (measured at time
                            of purchase) ("Net Assets") in a diversified portfolio of
                            equity investments in mid-cap issuers with public stock
                            market capitalizations (based upon shares available for
                            trading on an unrestricted basis) within the range of the
                            market capitalization of companies constituting the
                            Russell Midcap(R) Value Index at the time of investment.
                            If the market capitalization of a company held by the
                            Fund moves outside this range, the Fund may, but is not
                            required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between
                            $613 million and $18.3 billion. Although the Fund will
                            invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities,
                            including securities of issuers in countries with emerging markets or economies ("emerging countries") and securities quoted in foreign currencies. The Fund may invest in the
                            aggregate up to 20% of its Net Assets in companies with
                            public stock market capitalizations outside the range of
                            companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

Oppenheimer Capital         Capital appreciation. Invests in securities of well-known,          OppenheimerFunds, Inc.
Appreciation Fund/VA,       established companies.
Service Shares

Oppenheimer Global          Long-term capital appreciation. Invests mainly in common            OppenheimerFunds, Inc.
Securities Fund/VA,         stocks of U.S. and foreign issuers that are "growth-type"
Service Shares              companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Main Street     Capital appreciation. Invests mainly in common stocks of            OppenheimerFunds, Inc.
Small Cap Fund/VA,          small-capitalization U.S. companies that the fund's
Service Shares              investment manager believes have favorable business trends or prospects.

Putnam VT Health            Capital appreciation. The fund pursues its goal by investing        Putnam Investment Management, LLC
Sciences Fund -             mainly in common stocks of companies in the health
Class IB Shares             sciences industries, with a focus on growth stocks.
                            Under normal circumstances, the fund invests at least
                            80% of its net assets in securities of (a) companies that
                            derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies
                            industries, or (b) companies Putnam Management thinks
                            have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries.


18 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                   INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap         Capital appreciation. The fund pursues its goal by investing        Putnam Investment Management, LLC
Value Fund -                mainly in common stocks of U.S. companies, with a focus
Class IB Shares             on value stocks. Under normal circumstances, the fund
                            invests at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.

RiverSource Variable        Maximum current income consistent with liquidity and                RiverSource Investments, LLC
Portfolio - Cash            stability of principal. Invests primarily in money market
Management Fund             instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                            certificates of deposit, bankers' acceptances, letters of
                            credit and commercial paper, including asset-backed
                            commercial paper.

RiverSource Variable        High level of current income while attempting to conserve           RiverSource Investments, LLC
Portfolio - Diversified     the value of the investment for the longest period of time.
Bond Fund                   Under normal market conditions, the Fund invests at least
                            80% of its net assets in bonds and other debt securities.
                            At least 50% of the Fund's net assets will be invested in
                            securities like those included in the Lehman Brothers
                            Aggregate Bond Index (Index), which are investment grade
                            and denominated in U.S. dollars. The Index includes
                            securities issued by the U.S. government, corporate bonds
                            and mortgage- and asset-backed securities. Although the
                            Fund emphasizes high- and medium-quality debt securities,
                            it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds.

RiverSource Variable        High level of current income and, as a secondary goal,              RiverSource Investments, LLC
Portfolio - Diversified     steady growth of capital. Under normal market conditions,
Equity Income Fund          the Fund invests at least 80% of its net assets in dividend-
                            paying common and preferred stocks. The Fund may invest
                            up to 25% of its total assets in foreign investments.

RiverSource Variable        Long-term capital growth. The Fund's assets are primarily           RiverSource Investments, LLC,
Portfolio - Emerging        invested in equity securities of emerging market companies.         adviser; Threadneedle International
Markets Fund                Under normal market conditions, at least 80% of the Fund's          Limited, an indirect wholly-owned
                            net assets will be invested in securities of companies that         subsidiary of Ameriprise Financial,
                            are located in emerging market countries, or that earn 50%          subadviser.
                            or more of their total revenues from goods and services
                            produced in emerging market countries or from sales made
                            in emerging market countries.

RiverSource Variable        Total return that exceeds the rate of inflation over the            RiverSource Investments, LLC
Portfolio - Global          long-term. Non-diversified mutual fund that, under normal
Inflation Protected         market conditions, invests at least 80% of its net assets in
Securities Fund             inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by
                            U.S. and foreign governments, their agencies or
                            instrumentalities, and corporations.


19 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                   INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable        Long-term capital growth. Invests primarily in common               RiverSource Investments, LLC
Portfolio - Growth Fund     stocks and securities convertible into common stocks that
                            appear to offer growth opportunities. These growth
                            opportunities could result from new management, market
                            developments or technological superiority. The Fund may
                            invest up to 25% of its total assets in foreign investments.

RiverSource Variable        High total return through current income and capital                RiverSource Investments, LLC
Portfolio - Income          appreciation. Under normal market conditions, invests
Opportunities Fund          primarily in income-producing debt securities with an
                            emphasis on the higher rated segment of the high-yield
                            (junk bond) market. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security.

RiverSource Variable        Capital appreciation. Under normal market conditions, the           RiverSource Investments, LLC
Portfolio - Large Cap       Fund invests at least 80% of its net assets in equity
Equity Fund                 securities of companies with market capitalization greater than $5 billion at the time of purchase.

RiverSource Variable        Long-term growth of capital. Under normal market                    RiverSource Investments, LLC
Portfolio - Large Cap       conditions, the Fund invests at least 80% of its net assets in
Value Fund                  equity securities of companies with a market capitalization greater than $5 billion. The Fund may also invest in
                            income-producing equity securities and preferred stocks.

RiverSource Variable        Growth of capital. Under normal market conditions, the              RiverSource Investments, LLC
Portfolio - Mid Cap         Fund invests at least 80% of its net assets at the time of
Growth Fund                 purchase in equity securities of mid capitalization
                            companies. The investment manager defines mid-cap
                            companies as those whose market capitalization (number of
                            shares outstanding multiplied by the share price) falls
                            within the range of the Russell Midcap(R) Growth Index.

RiverSource Variable        Long-term capital appreciation. The Fund seeks to provide           RiverSource Investments, LLC
Portfolio - S&P 500         investment results that correspond to the total return
Index Fund                  (the combination of appreciation and income) of
                            large-capitalization stocks of U.S. companies. The Fund
                            invests in common stocks included in the Standard &
                            Poor's 500 Composite Stock Price Index (S&P 500).
                            The S&P 500 is made up primarily of large-capitalization
                            companies that represent a broad spectrum of the
                            U.S. economy.

RiverSource Variable        Long-term growth of capital. Invests primarily in equity            RiverSource Investments, LLC,
Portfolio - Select          securities of mid cap companies as well as companies                adviser; Systematic Financial
Value Fund                  with larger and smaller market capitalizations. The Fund            Management, L.P. and WEDGE Capital
                            considers mid-cap companies to be either those with a               Management L.L.P., subadvisers
                            market capitalization of up to $10 billion or those
                            whose market capitalization falls within range of the
                            Russell 3000(R) Value Index.


20 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                   INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable        High level of current income and safety of principal                RiverSource Investments, LLC
Portfolio - Short Duration  consistent with investment in U.S. government and
U.S. Government Fund        government agency securities. Under normal market
                            conditions, at least 80% of the Fund's net assets are
                            invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or
                            instrumentalities.

RiverSource Variable        Long-term capital appreciation. Under normal market                 RiverSource Investments, LLC,
Portfolio - Small Cap       conditions, at least 80% of the Fund's net assets will be           adviser; River Road Asset
Value Fund                  invested in small cap companies with market capitalization,         Management, LLC, Donald Smith &
                            at the time of investment, of up to $2.5 billion or that fall       Co., Inc., Franklin Portfolio
                            within the range of the Russell 2000(R) Value Index.                Associates LLC and Barrow, Hanley,
                                                                                                Mewhinney & Strauss, Inc.,
                                                                                                subadvisers.

Van Kampen Life             Capital growth and income through investments in equity             Van Kampen Asset Management
Investment Trust            securities, including common stocks, preferred stocks and
Comstock Portfolio,         securities convertible into common and preferred stocks.
Class II Shares             The Portfolio emphasizes value style of investing seeking
                            well-established, undervalued companies believed by the
                            Portfolio's investment adviser to possess the potential for capital growth and income.

Van Kampen UIF U.S.         Above-average current income and long-term capital                  Morgan Stanley Investment
Real Estate Portfolio,      appreciation. Non-diversified Portfolio that invests primarily      Management Inc., doing business as
Class II Shares             in equity securities of companies in the U.S. real estate           Van Kampen.
                            industry, including real estate investment trusts.

Wanger U.S. Smaller         Long-term growth of capital. Invests primarily in stocks            Columbia Wanger Asset
Companies                   of small- and medium-size U.S. companies with market                Management, L.P.
                            capitalizations of less than $5 billion at time of initial purchase.


21 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

22 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

o amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

o reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

o    amounts withdrawn for fees and charges; and

o    amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

      IF YOUR GPA RATE IS:                              THE MVA IS:
Less than the new GPA rate + 0.10%                       Negative

Equal to the new GPA rate + 0.10%                        Zero

Greater than the new GPA rate + 0.10%                    Positive

For examples, see Appendix A.

THE ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program is in effect, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

23 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you applied, you selected (if available in your state):

o GPAs, the one-year fixed account and/or subaccounts in which you want to invest;

o    how you want to make purchase payments;

o    the length of the withdrawal charge schedule (5 or 7 years);

o    a beneficiary;

o    the optional Portfolio Navigator asset allocation program(1); and

o    one of the following Death Benefits:

     o  ROP Death Benefit;

     o  MAV Death Benefit(2);

     o  5% Accumulation Death Benefit(2); or

     o  Enhanced Death Benefit(2).

In addition, you may also have selected (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o    Accumulation Protector Benefit(SM) rider

o    Guarantor(SM) Withdrawal Benefit rider(3)

o    Income Assurer Benefit(SM) - MAV rider(4)

o    Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(4)

o Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(4)

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

o    Benefit Protector(SM) Death Benefit rider(5)

o    Benefit Protector(SM) Plus Death Benefit rider(5)

(1)  There is no additional charge for this feature.

(2) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) Available if you and the annuitant are age 79 or younger at contract issue.

(4)  Available if the annuitant is age 75 or younger at contract issue.

(5) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

We apply your purchase payments and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive your purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

24 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM ADDITIONAL PURCHASE PAYMENTS

     $50 for SIPs
     $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all RIverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

25 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.


LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

26 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE      QUALIFIED ANNUITIES      NONQUALIFIED ANNUITIES
ROP Death Benefit                                  1.00%                     1.15%
MAV Death Benefit                                  1.20                      1.35
5% Accumulation Death Benefit                      1.35                      1.50
Enhanced Death Benefit                             1.40                      1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                  1.20%                     1.35%
MAV Death Benefit                                  1.40                      1.55
5% Accumulation Death Benefit                      1.55                      1.70
Enhanced Death Benefit                             1.60                      1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years, depending on which withdrawal charge schedule you select when you purchase the contract (See "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o    10% of the contract value on the prior contract anniversary*; or

o    current contract earnings.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o    10% of the contract value on the prior contract anniversary*;

o    current contract earnings; or

o    the Remaining Benefit Payment.

* We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

27 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (See "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period;* and

o    death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


28 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

THIS FEE INFORMATION APPLIES TO BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

29 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Once you elect the Guarantor(SM) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                                MAXIMUM     CURRENT
Income Assurer Benefit(SM) - MAV                                                 1.50%      0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                        1.75       0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base      2.00       0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) rider fee is calculated, see Appendix B.

30 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and one-year fixed account;

o    plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o  Accumulation Protector Benefit(SM) rider;

     o  Guarantor(SM) Withdrawal Benefit rider;

     o  Income Assurer Benefit(SM) rider;

     o  Benefit Protector(SM) rider; or

     o  Benefit Protector(SM) Plus rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

31 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    any purchase payment credits allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges;

and the deduction of a prorated portion of:

o    the contract administrative charge; and

o    the fee for any of the following optional benefits you have selected:

     o  Accumulation Protector Benefit(SM) rider;

     o  Guarantor(SM) Withdrawal Benefit rider;

     o  Income Assurer Benefit(SM) rider;

     o  Benefit Protector(SM) rider; or

     o  Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

     o  changes in fund net asset value;

     o  fund dividends distributed to the subaccounts;

     o  fund capital gains or losses;

     o  fund operating expenses; and

     o mortality and expense risk fee and the variable account administrative charge.

32 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                       NUMBER
BY INVESTING AN EQUAL NUMBER                 AMOUNT    ACCUMULATION   OF UNITS
OF DOLLARS EACH MONTH               MONTH   INVESTED    UNIT VALUE    PURCHASED
                                     Jan      $100           $20        5.00
you automatically buy more units     Feb       100            18        5.56
when the per unit market price is    Mar       100            17        5.88
low                                  Apr       100            15        6.67
                                     May       100            16        6.25
                                     Jun       100            18        5.56
                                     Jul       100            17        5.88
and fewer units when the per unit    Aug       100            19        5.26
market price is high.                Sept      100            21        4.76
                                     Oct       100            20        5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Automated dollar-cost averaging is not available when a Portfolio Navigator model portfolio is in effect (see "Asset Allocation Program" below).

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" below).

33 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o    substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

34 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFITSM(SM) RIDER

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described above for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective (underlying fund), and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased after May 1, 2006 includes an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

35 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.

In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios.


POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.


As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the

36 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS investor questionnaire can help determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

o no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value according to the updated model portfolio. If you do not want your contract value to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

37 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER,
GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER


If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE
     WAITING PERIOD.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios. Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


38 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.


39 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


40 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO
TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.


41 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers (see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:   $100 monthly
                            $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437
MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                  Contract value or entire account balance
Withdrawals:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

42 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan
E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o    payable to you;
o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the withdrawal amount includes a purchase payment check that has not cleared;

     -- the NYSE is closed, except for normal holiday and weekend closings;

     -- trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


43 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     -- you are at least age 59 1/2;

     -- you are disabled as defined in the Code;

     -- you severed employment with the employer who purchased the contract; or

     -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity,you may not sell,assign,transfer,discount or pledge your contract as collateral for a loan,or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However,if the owner is a trust or custodian,or an employer acting in a similar capacity,ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders,the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus,the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o    ROP Death Benefit;

o    MAV Death Benefit;

o    5% Accumulation Death Benefit; or

o    Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits added to the contract in the last 12 months, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

44 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

     ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = (PW x DB) / CV

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.

          DB = the death benefit on the date of (but prior to) the partial withdrawal.

          CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o    the amounts allocated to the subaccounts at issue increased by 5%;

o    plus any subsequent amounts allocated to the subaccounts;

o    minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

     5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL
     WITHDRAWALS = (PWT x VAF) / SV

          PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts.

          VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

          SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

45 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1.   contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.   the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or

3.   the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3.   the MAV on the date of death; or

4.   the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit
Protector(SM) rider is optional. (See "Optional Benefits.")

46 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) rider and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
     70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

     o payouts begin no later than one year following the year of your death; and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

ON THE BENEFIT DATE, IF:                                        THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
--------------------------------------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value (defined                The contract value is increased on the benefit date to equal the
below) as determined under the Accumulation Protector           Minimum Contract Accumulation Value as determined under the
Benefit(SM) rider is greater than your contract value,          Accumulation Protector Benefit(SM) rider on the benefit date.

--------------------------------------------------------------------------------------------------------------------------------

The contract value is equal to or greater than the              Zero; in this case, the Accumulation Protector Benefit(SM) rider
Minimum Contract Accumulation Value as determined               ends without value and no benefit is payable.
under the Accumulation Protector Benefit(SM) rider,

--------------------------------------------------------------------------------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.

47 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) rider may not be purchased with the optional Guarantor(SM) Withdrawal Benefit rider or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program.");

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

48 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Your initial MCAV is equal to your initial purchase payment and purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

     The rider will terminate before the benefit date without paying a benefit on the date:

     o    you take a full withdrawal; or

     o    annuitization begins; or

     o the contract terminates as a result of the death benefit being paid.

     The rider will terminate on the benefit date.

For an example, see Appendix E.

49 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:


o    you purchase your contract on or after April 29, 2005(1),(2);

o you and the annuitant are 79 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.

(2) In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix F for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.


You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider.
The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o    the guaranteed benefit amount will be adjusted as described below; and

o    the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


50 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: If you selected this Guarantor(SM) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program and Portfolio Navigator Asset Allocation Program.");

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

O WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

O AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

O    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     A) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     B) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

     C) UNDER THE ORIGINAL RIDER IN A CONTRACT YEAR AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

51  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

O AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

O WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

O AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

O    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     A) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     B) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     C) UNDER THE ORIGINAL RIDER AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" below). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

52  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

o If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

o If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

53  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o    The RBP will be reset as follows:

     (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o    you will be paid according to the annuity payout option described above;

o    we will no longer accept additional purchase payments;

o    you will no longer be charged for the rider;

o    any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate. For an example, see Appendix H.

54  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o    Income Assurer Benefit(SM) - MAV;

o    Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o    Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:

o you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program.");

o if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;

o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator model portfolio to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");

o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday; and

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor(SM) Withdrawal Benefit and the Accumulation Protector Benefit(SM) riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit(SM) rider is appropriate for your situation.

55  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER
BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)  is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

o    the annuitant on the retirement date must be between 50 to 86 years old;
     and

o you can only take an annuity payment in one of the following annuity payout plans:

     Plan A -- Life Annuity - No Refund;

     Plan B -- Life Annuity with Ten or Twenty Years Certain;

     Plan D -- Joint and Last Survivor Life Annuity - No Refund;

            -- Joint and Last Survivor Life Annuity with Twenty Years
               Certain; or

     Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.

56  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

                          P SUB t-1(1+i)/1.05 = P SUB t

     P SUB t-1 = prior annuity payout

       P SUB t = current annuity payout

             i = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity variable payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.   contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.   contract value less the market value adjusted excluded payments; or

2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

57  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.   contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments and purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

     is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.

58  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.   the contract value;

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.   the MAV (described above); or

4.   the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.   the MAV, less market value adjusted excluded payments (described above);
     or

4. the 5% variable account floor (described above), less 5% adjusted excluded payments (described above).

For an example of how each Income Assurer Benefit is calculated, see
Appendix G.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. Generally, you must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

59  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

For an example, see Appendix H.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the benefits payable under the Benefit Protector(SM) described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE     PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                        0%                                             0%
Three and Four                    10%                                          3.75%
Five or more                      20%                                           7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o    the applicable death benefit, plus

                     IF YOU AND THE ANNUITANT ARE UNDER               IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR      AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...     OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                Zero                                            Zero
Two                40% x earnings at death (see above)             15% x earnings at death
Three and Four     40% x (earnings at death + 25% of initial       15% x (earnings at death + 25% of initial
                   purchase payment*)                              purchase payment*)
Five or more       40% x (earnings at death + 50% of initial       15% x (earnings at death + 50% of initial
                   purchase payment*)                              purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix I.

60  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM) rider.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

61  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

o    PLAN D

     -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

     -- JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

O PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").

o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER): This annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

62  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

63  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contact.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

State withholding also may be imposed on taxable distributions.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

64   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is an RMD as defined under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

65  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

66  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.0% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms.The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

      o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

      o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

      o  providing service to contract owners; and

      o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including withdrawal charges; and

o fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

67  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

68   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issues that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

69  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                                  APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE

APPENDIX NAME                                                             PAGE #
Appendix A: Example -- Market Value Adjustment (MVA)                      p. 71

Appendix B: Example -- Income Assurer Benefit(SM) Rider Fee               p. 73

Appendix C: Example -- Withdrawal Charges                                 p. 74

Appendix D: Example -- Death Benefits                                     p. 77

Appendix E: Example -- Accumulation Protector Benefit(SM) Rider           p. 80

Appendix F: Example -- Guarantor(SM) Withdrawal Benefit --
   Rider B Disclosure                                                     p. 82

Appendix G: Guarantor(SM) Withdrawal Benefit Rider --
   Additional RMD Disclosure                                              p. 87

Appendix H: Example -- Guarantor(SM) Withdrawal Benefit Rider             p. 88

Appendix I: Example -- Income Assurer Benefit(SM) Riders                  p. 90

Appendix J: Example -- Benefit Protector(SM) Death Benefit Rider          p. 95

Appendix K: Example -- Benefit Protector(SM) Plus Death Benefit Rider     p. 97

Appendix L: Condensed Financial Information (Unaudited)                   p. 99

CROSS-REFERENCE                                                           PAGE #
Guarantee Period Accounts (GPAs)                                          p. 22

Charges -- Income Assurer Benefit(SM) Rider Fee                           p. 30

Charges -- Withdrawal Charges                                             p. 27

Benefits in Case of Death                                                 p. 44

Optional Benefits -- Accumulation Protector Benefit(SM) Rider             p. 47

Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider               p. 50

Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider
   and Appendix F                                                       p. 50 & 82

Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider
   and Appendix F                                                       p. 50 & 82
Optional Benefits -- Income Assurer Benefit(SM) Riders                    p. 55

Optional Benefits -- Benefit Protector(SM) Death Benefit Rider            p. 59

Optional Benefits -- Benefit Protector(SM) Plus Death Benefit Rider       p. 60

Condensed Financial Information (Unaudited)                               p. 12

The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and H through K include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

70  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

EARLY WITHDRAWAL AMOUNT x [(1+i/1+j+.001)(TO THE POWER OF n/12) -1] = MVA

Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

      j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

      n = number of months remaining in the current Guarantee Period (rounded up).

71  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 x [(1.030/1 + .035 + .001)(TO THE POWER OF 84/12) - 1] = -$39.84

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 x [(1.030/1 + .025 + .001)(TO THE POWER OF 84/12) - 1] = $27.61

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.")
We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

72  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

o You purchase the contract with a payment of $50,000 on Jan. 1, 2005 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

o on Jan. 1, 2006 (the first contract anniversary) your total contract value is $55,545; and

o on Jan. 1, 2007 (the second contract anniversary) your total contract value is $53,270.

WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments and purchase payment credits less adjusted partial withdrawals:                      $50,500
Contract value on the second anniversary:                                                              $53,270
Maximum Anniversary Value:                                                                             $55,545
INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                        $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments and purchase payment credits less adjusted partial withdrawals:                      $50,500
Contract value on the second anniversary:                                                              $53,270
5% Variable Account Floor = 1.05 x 1.05 x $50,500                                                      $55,676
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                            $55,676

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments and purchase payment credits less adjusted partial withdrawals:                      $50,500
Contract value on the second anniversary:                                                              $53,270
Maximum Anniversary Value:                                                                             $55,545
5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                      $55,676
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE          $55,676

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(SM) - MAV FEE =                                               0.30% X $55,545 = $166.64

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                      0.60% X $55,676 = $334.06

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =    0.65% X $55,676 = $361.89

73  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

           PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

74  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o We receive a single $50,000 purchase payment on Jan. 1, 2006 and we add a purchase payment credit of $500; and

o the contract anniversary date is Jan. 1 each year; and

o you withdraw the contract for its total value on July 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o you have made no withdrawals prior to July 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
---------------------------------------------------------------------------------------------------------------------------
                                                                                 CONTRACT WITH GAIN      CONTRACT WITH LOSS
                                  Contract Value at time of full withdrawal:         $60,000.00              $40,000.00
                                        Contract Value on prior anniversary:          58,000.00               42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                     Current Contract Value:          60,000.00               40,000.00
                                less purchase payment still in the contract:          50,000.00               50,000.00
                                                                                     ----------              ----------
                           Earnings in the contact (but not less than zero):          10,000.00                    0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                   Earnings in the contract:          10,000.00                    0.00
                              10% of the prior anniversary's Contract Value:           5,800.00                4,200.00
                                                                                     ----------              ----------
                                                                        TFA:          10,000.00                4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

           XSF = amount by which 10% of the prior anniversary's
                 contract value exceeds earnings                                           0.00                4,200.00
           ACV = amount withdrawn in excess of earnings                               50,000.00               40,000.00
            CV = total contract value just prior to current withdrawal                60,000.00               40,000.00
           TFA = from Step 2                                                          10,000.00                4,200.00
         PPNPW = purchase payment not previously withdrawn                            50,000.00               50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                        PPW:          50,000.00               50,000.00
                                                                   less XSF:              (0.00)              (4,200.00)
                                                                                     ----------              ----------
                               amount of PPW subject to a withdrawal charge:          50,000.00               45,800.00
                                   multiplied by the withdrawal charge rate:              x 7.0%                  x 7.0%
                                                                                     ----------              ----------
                                                          withdrawal charge:           3,500.00                3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                   Contract Value withdrawn:          60,000.00               40,000.00
                                                          WITHDRAWAL CHARGE:          (3,500.00)              (3,206.00)
                            Contract charge (assessed upon full withdrawal):             (40.00)                 (40.00)
                                                                                     ----------              ----------
                                               NET FULL WITHDRAWAL PROCEEDS:         $56,460.00              $36,754.00

75  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o We receive a single $50,000 purchase payment on Jan. 1, 2006 and we add a purchase payment credit of $500; and

o    the contract anniversary date is Jan. 1 each year; and

o you request a partial withdrawal of $15,000 on July 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o    you have made no withdrawals prior to July 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
---------------------------------------------------------------------------------------------------------------------------
                                                                                 CONTRACT WITH GAIN      CONTRACT WITH LOSS
                               Contract Value at time of partial withdrawal:         $60,000.00              $40,000.00
                                        Contract Value on prior anniversary:          58,000.00               42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                     Current Contract Value:          60,000.00               40,000.00
                                less purchase payment still in the contract:          50,000.00               50,000.00
                                                                                     ----------              ----------
                           Earnings in the contact (but not less than zero):          10,000.00                    0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

                                                   Earnings in the contract:          10,000.00                    0.00
                              10% of the prior anniversary's Contract Value:           5,800.00                4,200.00
                                                                                     ----------              ----------
                                                                        TFA:          10,000.00                4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

           PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

             XSF = amount by which 10% of the prior anniversary's
                   contract value exceeds earnings                                         0.00                4,200.00
             ACV = amount withdrawn in excess of earnings                              5,376.34               16,062.31
              CV = total contract value just prior to current withdrawal              60,000.00               40,000.00
             TFA = from Step 2                                                        10,000.00                4,200.00
           PPNPW = purchase payment not previously withdrawn                          50,000.00               50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                        PPW:           5,376.34               19,375.80
                                                                   less XSF:              (0.00)              (4,200.00)
                                                                                     ----------              ----------
                               amount of PPW subject to a withdrawal charge:           5,376.34               15,175.80
                                   multiplied by the withdrawal charge rate:              x 7.0%                  x 7.0%
                                                                                     ----------              ----------
                                                          withdrawal charge:             376.34                1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                   Contract Value withdrawn:          15,376.34               16,062.31
                                                          WITHDRAWAL CHARGE:            (376.34)              (1,062.31)
                                                                                    -----------              ----------
                                               NET FULL WITHDRAWAL PROCEEDS:         $15,000.00              $15,000.00

76  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract on Jan. 1, 2006 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

o on Jan. 1, 2007 you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

o on March 1, 2007 the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

o    on March 1, 2008 the contract value grows to $23,000.

     WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2008 AS FOLLOWS:

1. CONTRACT VALUE AT DEATH:                                                                            $23,000.00
                                                                                                       ==========
2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS, MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                            $25,250.00
      minus adjusted partial withdrawals calculated as:

      $1,500 x $25,250/$22,000 =                                                                        -1,721.59
                                                                                                       ----------
      for a death benefit of:                                                                          $23,528.41
                                                                                                       ==========

ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                               $23,528.41

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract on Jan. 1, 2006 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

o on Jan. 1, 2007 (the first contract anniversary) the contract value grows to $24,000; and

o on March 1, 2007 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

     WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

1. CONTRACT VALUE AT DEATH:                                                                            $20,500.00
                                                                                                       ==========
2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                            $20,200.00
      minus the death benefit adjusted partial withdrawals, calculated as:

      $1,500 x $20,200/$22,000 =                                                                        -1,377.27
                                                                                                       ----------
      for a death benefit of:                                                                          $18,822.73
                                                                                                       ==========
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

      Greatest of your contract anniversary contract values:                                           $24,000.00
      plus purchase payments and credits made since that anniversary:                                       +0.00
      minus the death benefit adjusted partial withdrawals, calculated as:

      $1,500 x $24,000/$22,000 =                                                                        -1,636.36
                                                                                                       ----------
      for a death benefit of:                                                                          $22,363.64
                                                                                                       ==========

THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE
THREE VALUES, WHICH IS THE MAV:                                                                                  $22,363.64
                                                                                                                 ----------

77  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2006 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

o on Jan. 1, 2007 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2007, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON MARCH 1, 2007, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:

1. CONTRACT VALUE AT DEATH:                                                                            $22,800.00
                                                                                                       ==========
2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                            $25,250.00
      minus adjusted partial withdrawals, calculated as:

      $1,500 x $25,250/$24,300 =                                                                        -1,558.64
                                                                                                       ----------
      for a death benefit of:                                                                          $23,691.36
                                                                                                       ==========
3. THE 5% VARIABLE ACCOUNT FLOOR:

      The variable account floor on Jan. 1, 2007, calculated as:

      1.05 x $20,150 =                                                                                 $21,157.50

      plus purchase payments and purchase payment credits
      allocated to the subaccounts since that anniversary:                                                  +0.00
      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

      $1,500 x $21,157.50/$19,000 =                                                                     -1,670.33
                                                                                                       ----------
      variable account floor benefit:                                                                  $19,487.17
      plus the one-year fixed account value:                                                          +$ 5,300.00
                                                                                                       ==========
      5% variable account floor (value of the GPAs, the one-year fixed account
      and the variable account floor):                                                                 $24,787.17

THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST
OF THESE THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                   $24,787.17
                                                                                                                 ----------

78  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2006 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

o on Jan. 1, 2007 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2007, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON MARCH 1, 2007, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:

1. CONTRACT VALUE AT DEATH:                                                                            $22,800.00
                                                                                                       ==========
2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                            $25,250.00
      minus adjusted partial withdrawals, calculated as:

      $1,500 x $25,250/$24,300 =                                                                        -1,558.64
                                                                                                       ----------
      for a death benefit of:                                                                          $23,691.36
                                                                                                       ==========
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:

      The MAV on the immediately preceding anniversary:                                                $25,250.00
      plus purchase payments and purchase payment credits made since that anniversary:                      +0.00
      minus adjusted partial withdrawals made since that
      anniversary, calculated as:

      $1,500 x $25,250/$24,300 =                                                                        -1,558.64
                                                                                                       ----------
      for a MAV Death Benefit of:                                                                      $23,691.36
                                                                                                       ==========
4. THE 5% VARIABLE ACCOUNT FLOOR:

      The variable account floor on Jan. 1, 2007,
      calculated as: 1.05 x $20,250 =                                                                  $21,262.50
      plus purchase payments and purchase payment credits
      allocated to the subaccounts since that anniversary:                                                  +0.00
      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

      $1,500 x $21,262.50/$19,000 =                                                                     -1,678.62
                                                                                                       ----------
      variable account floor benefit:                                                                  $19,583.88
      plus the one-year fixed account value:                                                            +5,300.00
      5% variable account floor (value of the GPAs, one-year fixed
      account and the variable account floor):                                                         $24,883.88
                                                                                                       ==========

EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                    $24,883.88
                                                                                                                 ----------

79  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 and receive a purchase payment credit of $1,238; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o    you do not change asset allocation models.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.


                                                                                HYPOTHETICAL     HYPOTHETICAL
CONTRACT                                                     MCAV ADJUSTED         ASSUMED          ASSUMED
DURATION                        PURCHASE       PARTIAL          PARTIAL           NET RATE         CONTRACT
IN YEARS                        PAYMENTS     WITHDRAWALS      WITHDRAWAL         OF RETURN          VALUE         MCAV
At Issue                        $125,000        $ N/A            $ N/A              N/A            $125,000     $125,000
1                                      0            0                0             12.0%            140,000      125,000
2                                      0            0                0             15.0%            161,000      128,800(2)
3                                      0            0                0              3.0%            165,830      132,664(2)
4                                      0            0                0             -8.0%            152,564      132,664
5                                      0        2,000            2,046             -15.0%           127,679      130,618
6                                      0            0                0              20.0%           153,215      130,618
7                                      0            0                0              15.0%           176,197      140,958(2)
8                                      0        5,000            4,444             -10.0%           153,577      136,513
9                                      0            0                0             -20.0%           122,862      136,513
10(1)                                  0            0                0             -12.0%           108,118      136,513

(1)  The APB benefit date.

(2)  These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

80  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Elective Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 and receive a purchase payment credit of $1,238; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the Elective Step up is exercised on the first, second, third and seventh contract anniversaries; and

o    you do not change asset allocation models.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.


                   YEARS                                        MCAV        HYPOTHETICAL     HYPOTHETICAL
CONTRACT       REMAINING IN                                   ADJUSTED        ASSUMED          ASSUMED
DURATION        THE WAITING     PURCHASE       PARTIAL         PARTIAL       NET RATE          CONTRACT
IN YEARS          PERIOD        PAYMENTS     WITHDRAWALS     WITHDRAWAL      OF RETURN          VALUE           MCAV
At Issue            10          $125,000        $ N/A           $ N/A            N/A           $125,000       $125,000
1                   10(2)              0            0               0           12.0%           140,000         140,000(3)
2                   10(2)              0            0               0           15.0%           161,000         161,000(3)
3                   10(2)              0            0               0            3.0%           165,830         165,830(3)
4                    9                 0            0               0           -8.0%           152,564         165,830
5                    8                 0        2,000           2,558          -15.0%           127,679         163,272
6                    7                 0            0               0           20.0%           153,215         163,272
7                   10(2)              0            0               0           15.0%           176,197         176,197(3)
8                    9                 0        5,000           5,556          -10.0%           153,577         170,642
9                    8                 0            0               0          -20.0%           122,862         170,642
10                   7                 0            0               0          -12.0%           108,118         170,642
11                   6                 0            0               0            3.0%           111,362         170,642
12                   5                 0            0               0            4.0%           115,817         170,642
13                   4                 0        7,500          10,524            5.0%           114,107         160,117
14                   3                 0            0               0            6.0%           120,954         160,117
15                   2                 0            0               0           -5.0%           114,906         160,117
16                   1                 0            0               0          -11.0%           102,266         160,117
17(1)                0                 0            0               0           -3.0%            99,198         160,117

(1)  The APB Benefit Date.

(2)  The Waiting Period restarts when the Elective Step Up is exercised.

(3) These values indicate when the Elective Step Up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Exercising the Elective Step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.

81  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: GUARANTOR(SM) WITHDRAWAL BENEFIT - RIDER B DISCLOSURE

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:

o    you purchased your contract prior to April 29, 2005(1),(2);

o    the rider was available in your state; and

o you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.

(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the GuarantorSM Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state.
The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider.

If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o    the guaranteed benefit amount will be adjusted as described below; and

o    the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges
-- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").




82 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

O AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

O    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     A) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     B) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

     C) UNDER THE ORIGINAL RIDER IN A CONTRACT YEAR AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

83 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

O AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

O    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     A) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     B) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     C) UNDER THE ORIGINAL RIDER AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

84 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

o    The effective date of the elective step up is the contract anniversary.

o The RBA will be increased to an amount equal to the contract anniversary value.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

85 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o    The RBP will be reset as follows:

     (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o    you will be paid according to the annuity payout option described above;

o    we will no longer accept additional purchase payments;

o    you will no longer be charged for the rider;

o    any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.

86 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER --
ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor(SM) Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.

For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(SM) Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)  determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

87 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

ASSUMPTIONS:

o You purchase the contract on Jan. 1, 2006 with a payment of $100,000, and you select a 7-year withdrawal charge schedule.

o    We add a purchase payment credit of $1,000 to your contract.

     The Guaranteed Benefit Amount (GBA) equals your purchase payment
     plus the purchase payment credit:                                             $101,000
     The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
        0.07 x $101,000 =                                                          $  7,070
     The Remaining Benefit Amount (RBA) equals your purchase payment
     plus the purchase payment credit:                                             $101,000
     On Jan. 1, 2007 the contract value grows to $110,000. You decide to step up your benefit.
     The RBA equals 100% of your contract value:                                   $110,000
     The GBA equals 100% of your contract value:                                   $110,000
     The GBP equals 7% of your stepped-up GBA:
        0.07 x $110,000 =                                                          $  7,700
     On July 1, 2009 you decide to take a partial withdrawal of $7,700.
     You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
        $110,000 - $7,700 =                                                        $102,300
     The GBA equals the GBA immediately prior to the partial withdrawal:           $110,000
     The GBP equals 7% of your GBA:
        0.07 x $110,000 =                                                          $  7,700
     On Jan. 1, 2010 you make an additional purchase payment of $50,000.
     We add a purchase payment credit of $500 to your contract.
     The new RBA for the contract is equal to your prior RBA plus 100%
     of the additional purchase payment and purchase payment credit:
        $102,300 + $50,500 =                                                       $152,800
     The new GBA for the contract is equal to your prior GBA plus 100%
     of the additional purchase payment and purchase payment credit:
        $110,000 + $50,500 =                                                       $160,500
     The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
        $7,700 + $3,535 =                                                          $ 11,235
     On Jan. 1, 2011 your contract value grows to $200,000. You decide to step up your benefit.
     The RBA equals 100% of your contract value:                                   $200,000
     The GBA equals 100% of your contract value:                                   $200,000
     The GBP equals 7% of your stepped-up GBA:
        0.07 x $200,000 =                                                          $ 14,000

88 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

     On July 1, 2012 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
     $14,000 so your RBA gets reset to the lesser of:
         (1) your contract value immediately following the partial withdrawal;
                $230,000 - $20,000 =                                               $210,000
         OR
         (2) your prior RBA less the amount of the partial withdrawal.
                $200,000 - $20,000 =                                               $180,000
     Reset RBA = lesser of (1) or (2) =                                            $180,000
     The GBA gets reset to the lesser of:
         (1) your prior GBA                                                        $200,000
         OR
         (2) your contract value immediately following the partial withdrawal;
                $230,000 - $20,000 =                                               $210,000
     Reset GBA = lesser of (1) or (2) =                                            $200,000
     The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                         $ 14,000
     On July 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
     GBP of $14,000 so your RBA gets reset to the lesser of:
         (1) your contract value immediately following the partial withdrawal;
                $175,000 - $25,000 =                                               $150,000
         OR
         (2) your prior RBA less the amount of the partial withdrawal.
                $180,000 - $25,000 =                                               $155,000
     Reset RBA = lesser of (1) or (2) =                                            $150,000
     The GBA gets reset to the lesser of:
         (1) your prior GBA;                                                       $200,000
         OR
         (2) your contract value immediately following the partial withdrawal;
                $175,000 - $25,000 =                                               $150,000
     Reset GBA = lesser of (1) or (2) =                                            $150,000
     The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $150,000 =                                                         $ 10,500

89 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE.
Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (RiverSource(SM) Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

ASSUMPTIONS:

o You purchase the contract on July 1, 2005 with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

o    we immediately add a $1,000 purchase payment credit; and

o you invest all contract value in the subaccounts (Protected Investment Options); and

o you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

o    the annuitant is male and age 55 at contract issue; and

o    the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                       ASSUMED           PURCHASE              MAXIMUM                   GUARANTEED
 CONTRACT             CONTRACT           PAYMENTS             ANNIVERSARY                   INCOME
ANNIVERSARY             VALUE          AND CREDITS          VALUE (MAV)(1)          BENEFIT BASE - MAV(2)
---------------------------------------------------------------------------------------------------------
     1                $109,000          $101,000              $109,000                    $109,000
     2                 127,000              none               127,000                     127,000
     3                 134,000              none               134,000                     134,000
     4                 153,000              none               153,000                     153,000
     5                  86,000              none               153,000                     153,000
     6                 122,000              none               153,000                     153,000
     7                 141,000              none               153,000                     153,000
     8                 155,000              none               155,000                     155,000
     9                 142,000              none               155,000                     155,000
    10                 176,000              none               176,000                     176,000
    11                 143,000              none               176,000                     176,000
    12                 150,000              none               176,000                     176,000
    13                 211,000              none               211,000                     211,000
    14                 201,000              none               211,000                     211,000
    15                 206,000              none               211,000                     211,000
---------------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

90 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:


 CONTRACT                                 STANDARD PROVISIONS                                INCOME ASSURER BENEFIT(SM) - MAV
ANNIVERSARY                       ASSUMED              PLAN B - LIFE WITH               GUARANTEED INCOME      PLAN B - LIFE WITH
AT EXERCISE                    CONTRACT VALUE           10 YEARS CERTAIN*                 BENEFIT BASE          10 YEARS CERTAIN*
---------------------------------------------------------------------------------------------------------------------------------
    10                           $176,000                   $  784.96                      $176,000                 $  784.96
    11                            143,000                      654.94                       176,000                    806.08
    12                            150,000                      703.50                       176,000                    825.44
    13                            211,000                    1,017.02                       211,000                  1,017.02
    14                            201,000                      992.94                       211,000                  1,042.34
    15                            206,000                    1,046.48                       211,000                  1,071.88
---------------------------------------------------------------------------------------------------------------------------------
*    The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:


 CONTRACT                                   STANDARD PROVISIONS                           INCOME ASSURER BENEFIT(SM) - MAV
ANNIVERSARY                       ASSUMED             PLAN D - LAST SURVIVOR      GUARANTEED INCOME         PLAN D - LAST SURVIVOR
AT EXERCISE                    CONTRACT VALUE                NO REFUND*             BENEFIT BASE                  NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                           $176,000                   $631.84                  $176,000                       $631.84
    11                            143,000                    524.81                   176,000                        645.92
    12                            150,000                    562.50                   176,000                        660.00
    13                            211,000                    810.24                   211,000                        810.24
    14                            201,000                    791.94                   211,000                        831.34
    15                            206,000                    832.24                   211,000                        852.44
----------------------------------------------------------------------------------------------------------------------------------
*    The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

91 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                        GUARANTEED
                                                                                          INCOME
                        ASSUMED           PURCHASE                5%                   BENEFIT BASE -
  CONTRACT             CONTRACT           PAYMENTS            ACCUMULATION            5% ACCUMULATION
 ANNIVERSARY             VALUE           AND CREDITS         BENEFIT BASE(1)          BENEFIT BASE(2)
-----------------------------------------------------------------------------------------------------
      1                $109,000           $101,000              $106,050                 $109,000
      2                 127,000               none               111,353                  127,000
      3                 134,000               none               116,920                  134,000
      4                 153,000               none               122,766                  153,000
      5                  86,000               none               128,904                  128,904
      6                 122,000               none               135,350                  135,350
      7                 141,000               none               142,117                  142,117
      8                 155,000               none               149,223                  155,000
      9                 142,000               none               156,684                  156,684
     10                 176,000               none               164,518                  176,000
     11                 143,000               none               172,744                  172,744
     12                 150,000               none               181,381                  181,381
     13                 211,000               none               190,451                  211,000
     14                 201,000               none               199,973                  201,000
     15                 206,000               none               209,972                  209,972

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
     Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                                                                INCOME ASSURER BENEFIT(SM) -
 CONTRACT                         STANDARD PROVISIONS                           5% ACCUMULATION BENEFIT BASE
ANNIVERSARY                ASSUMED            PLAN B - LIFE WITH         GUARANTEED INCOME       PLAN B - LIFE WITH
AT EXERCISE            CONTRACT VALUE          10 YEARS CERTAIN*           BENEFIT BASE           10 YEARS CERTAIN*
-------------------------------------------------------------------------------------------------------------------
    10                   $176,000                  $  784.96                 $176,000                $  784.96
    11                    143,000                     654.94                  172,744                   791.17
    12                    150,000                     703.50                  181,381                   850.68
    13                    211,000                   1,017.02                  211,000                 1,017.02
    14                    201,000                     992.94                  201,000                   992.94
    15                    206,000                   1,046.48                  209,972                 1,066.66
-------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

92 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                                                                INCOME ASSURER BENEFIT(SM) -
 CONTRACT                           STANDARD PROVISIONS                        5% ACCUMULATION BENEFIT BASE
ANNIVERSARY                ASSUMED           PLAN D - LAST SURVIVOR     GUARANTEED INCOME    PLAN D - LAST SURVIVOR
AT EXERCISE            CONTRACT VALUE             NO REFUND*              BENEFIT BASE             NO REFUND*
-------------------------------------------------------------------------------------------------------------------

    10                   $176,000                  $631.84                 $176,000                $631.84
    11                    143,000                   524.81                  172,744                 633.97
    12                    150,000                   562.50                  181,381                 680.18
    13                    211,000                   810.24                  211,000                 810.24
    14                    201,000                   791.94                  201,000                 791.94
    15                    206,000                   832.24                  209,972                 848.29
-------------------------------------------------------------------------------------------------------------------

*    The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                                                                                BENEFIT BASE -
                                                                                                                 GREATER OF
                           ASSUMED             PURCHASE              MAXIMUM                 5%                  MAV OR 5%
  CONTRACT                CONTRACT            PAYMENTS             ANNIVERSARY          ACCUMULATION            ACCUMULATION
 ANNIVERSARY               VALUE             AND CREDITS             VALUE(1)          BENEFIT BASE(1)         BENEFIT BASE(2)
------------------------------------------------------------------------------------------------------------------------------
      1                   $109,000            $101,000              $109,000             $106,050                 $109,000
      2                    127,000                none               127,000              111,353                  127,000
      3                    134,000                none               134,000              116,920                  134,000
      4                    153,000                none               153,000              122,766                  153,000
      5                     86,000                none               153,000              128,904                  153,000
      6                    122,000                none               153,000              135,350                  153,000
      7                    141,000                none               153,000              142,117                  153,000
      8                    155,000                none               155,000              149,223                  155,000
      9                    142,000                none               155,000              156,684                  156,684
     10                    176,000                none               176,000              164,518                  176,000
     11                    143,000                none               176,000              172,744                  176,000
     12                    150,000                none               176,000              181,381                  181,381
     13                    211,000                none               211,000              190,451                  211,000
     14                    201,000                none               211,000              199,973                  211,000
     15                    206,000                none               211,000              209,972                  211,000
------------------------------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)  The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit
     Base is a calculated number, not an amount that can be withdrawn. The
     Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit
     Base does not create contract value or guarantee the performance of any investment option.

93 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:


                                                                       INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
 CONTRACT                       STANDARD PROVISIONS                         OR 5% ACCUMULATION BENEFIT BASE
ANNIVERSARY              ASSUMED              PLAN B - LIFE WITH        GUARANTEED INCOME        PLAN B - LIFE WITH
AT EXERCISE          CONTRACT VALUE          10 YEARS CERTAIN*            BENEFIT BASE            10 YEARS CERTAIN*
-------------------------------------------------------------------------------------------------------------------
    10                  $176,000                 $  784.96                  $176,000                  $  784.96
    11                   143,000                    654.94                   176,000                     806.08
    12                   150,000                    703.50                   181,381                     850.68
    13                   211,000                  1,017.02                   211,000                   1,017.02
    14                   201,000                    992.94                   211,000                   1,042.34
    15                   206,000                  1,046.48                   211,000                   1,071.88
-------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                                                            INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
 CONTRACT                        STANDARD PROVISIONS                              OR 5% ACCUMULATION BENEFIT BASE
ANNIVERSARY               ASSUMED            PLAN D - LAST SURVIVOR        GUARANTEED INCOME      PLAN D - LAST SURVIVOR
AT EXERCISE            CONTRACT VALUE             NO REFUND*                 BENEFIT BASE              NO REFUND*
------------------------------------------------------------------------------------------------------------------------
   10                    $176,000                 $631.84                     $176,000                 $631.84
   11                     143,000                  524.81                      176,000                  645.92
   12                     150,000                  562.50                      181,381                  680.18
   13                     211,000                  810.24                      211,000                  810.24
   14                     201,000                  791.94                      211,000                  831.34
   15                     206,000                  832.24                      211,000                  852.44
------------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

94 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on Jan. 1, 2006 and you and the annuitant are under age 70; and

o    you have selected the seven-year withdrawal charge schedule; and

o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

     On July 1, 2006 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on July 1, 2006 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

     On Jan. 1, 2007 the contract value grows to $110,000. The death benefit on Jan. 1, 2007 equals:

     MAV Death Benefit (contract value):                                           $110,000
     plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                               +4,000
                                                                                   --------
     Total death benefit of:                                                       $114,000

     On Jan. 1, 2008 the contract value falls to $105,000. The death benefit on Jan. 1, 2008 equals:

     MAV Death Benefit (MAV):                                                      $110,000
     plus the Benefit Protector(SM) benefit (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                               +4,000
                                                                                   --------
     Total death benefit of:                                                       $114,000

     On Feb. 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:

     MAV Death Benefit (MAV adjusted for partial withdrawals):                      $57,619
     plus the Benefit Protector(SM) benefit (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                                 +1,048
                                                                                   --------
     Total death benefit of:                                                       $ 58,667

     On Jan. 1, 2009 the contract value falls to $40,000. The death benefit on Jan. 1, 2009 equals the death benefit on Feb. 1, 2008. The reduction in contract value has no effect.

     On Jan. 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

     The death benefit on Jan. 1, 2015 equals:

     MAV Death Benefit (contract value):                                           $200,000
     plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                        +55,000
                                                                                   --------
     Total death benefit of:                                                       $255,000

95 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

     On July 1, 2015 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2015 equals:

        MAV Death Benefit (contract value less any purchase payment credits
        added in the last 12 months):                                              $249,500
        plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                        +55,000
                                                                                   --------
     Total death benefit of:                                                       $304,500

     On July 1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit
     Protector(SM) changes. The death benefit on July 1, 2016 equals:

        MAV Death Benefit (contract value):                                        $250,000
        plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)
        0.40 x ($250,000 - $105,000) =                                              +58,000
                                                                                   --------
     Total death benefit on July 1, 2016 of:                                       $308,000

96 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on Jan. 1, 2006 and you and the annuitant are under age 70. You have selected the seven-year withdrawal charge schedule; and

O we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

     On July 1, 2006 the contract value grows to $105,000. The death benefit on July 1, 2006 equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

     On Jan. 1, 2007 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2007 equals:

        MAV Death Benefit (contract value):                                        $110,000
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                               +4,000
                                                                                   --------
     Total death benefit of:                                                       $114,000

     On Jan. 1, 2008 the contract value falls to $105,000. The death benefit on Jan. 1, 2008 equals:

        MAV Death Benefit (MAV):                                                   $110,000
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                               +4,000
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $100,000 =                             +10,000
                                                                                   --------
     Total death benefit of:                                                       $124,000

     On Feb. 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2008 equals:

        MAV Death Benefit (MAV adjusted for partial withdrawals):                  $57,619
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                                 +1,048
        plus 10% of purchase payments made within 60 days of contract
        issue and not previously withdrawn: 0.10 x $55,000 =                         +5,500
                                                                                   --------
     Total death benefit of:                                                       $ 64,167

     On Jan. 1, 2009 the contract value falls $40,000. The death benefit on Jan. 1, 2009 equals the death benefit calculated on Feb. 1, 2008. The reduction in contract value has no effect.

97 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

     On Jan. 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2015 equals:

        MAV Death Benefit (contract value):                                        $200,000
        plus the Benefit Protector(SM) Plus benefit which equals
        40% of earnings at death, up to a maximum of 100%
        of purchase payments not previously withdrawn
        that are one or more years old                                              +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 x $55,000 =               +11,000
                                                                                   --------
     Total death benefit of:                                                       $266,000

     On July 1, 2015 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2015 equals:

        MAV Death Benefit (contract value less any purchase payment credits
        added in the last 12 months):                                              $249,500
        plus the Benefit Protector(SM) Plus benefit which equals
        40% of earnings at death, up to a maximum of
        100% of purchase payments not previously withdrawn
        that are one or more years old                                              +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 x $55,000 =               +11,000
                                                                                   --------
     Total death benefit of:                                                       $315,500

     On July 1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit
     Protector(SM) Plus remains constant. The death benefit on July 1, 2016 equals:

        MAV Death Benefit (contract value):                                        $250,000
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                              +58,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                              +11,000
                                                                                   --------
     Total death benefit on July 1, 2016 of:                                       $319,000

98 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L: CONDENSED FINANCIAL INFORMATION
(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                    2006         2005        2004        2003
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.20       $ 1.11      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.37       $ 1.20      $ 1.11        --
Number of accumulation units outstanding at end of period (000 omitted)                   --           --          --        --
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.12       $ 1.08      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.29       $ 1.12      $ 1.08        --
Number of accumulation units outstanding at end of period (000 omitted)                    7            4           4        --
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.38       $ 1.20      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.85       $ 1.38      $ 1.20        --
Number of accumulation units outstanding at end of period (000 omitted)                2,757        2,505         620        --
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.06       $ 1.06      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.06       $ 1.06      $ 1.06        --
Number of accumulation units outstanding at end of period (000 omitted)                6,843        5,789       1,416        --
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.07       $ 1.07      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.03       $ 1.07      $ 1.07        --
Number of accumulation units outstanding at end of period (000 omitted)                3,255        1,738         450        --
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.13       $ 1.09      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.33       $ 1.13      $ 1.09        --
Number of accumulation units outstanding at end of period (000 omitted)                    2            2           2        --
--------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE
SHARES (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.06       $ 1.03      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.09       $ 1.06      $ 1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                1,176          864         204        --
--------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE
SHARES (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.26       $ 1.14      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.53       $ 1.26      $ 1.14        --
Number of accumulation units outstanding at end of period (000 omitted)                   --           --          --        --
--------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.04       $ 1.03      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.07       $ 1.04      $ 1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                1,956       2 ,006         488        --
--------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.18       $ 1.09      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.31       $ 1.18      $ 1.09        --
Number of accumulation units outstanding at end of period (000 omitted)                  219           --          --        --
--------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                        $ 1.18       $ 1.12      $ 1.00        --
Accumulation unit value at end of period                                              $ 1.29       $ 1.18      $ 1.12        --
Number of accumulation units outstanding at end of period (000 omitted)                  489          502          10        --
--------------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                                     2002      2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE
SHARES (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE
SHARES (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                           --        --        --       --
Accumulation unit value at end of period                                                 --        --        --       --
Number of accumulation units outstanding at end of period (000 omitted)                  --        --        --       --
--------------------------------------------------------------------------------------------------------------------------


99 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                        2006        2005        2004      2003
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.06      $ 1.06      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.13      $ 1.06      $ 1.06      --
Number of accumulation units outstanding at end of period (000 omitted)                    1,253       1,319         315      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.32      $ 1.15      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.60      $ 1.32      $ 1.15      --
Number of accumulation units outstanding at end of period (000 omitted)                      741         652           5      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.07      $ 1.05      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.12      $ 1.07      $ 1.05      --
Number of accumulation units outstanding at end of period (000 omitted)                    1,651       1,365         279      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.25      $ 1.15      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.50      $ 1.25      $ 1.15      --
Number of accumulation units outstanding at end of period (000 omitted)                       33          33          18      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.07      $ 1.09      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.11      $ 1.07      $ 1.09      --
Number of accumulation units outstanding at end of period (000 omitted)                    2,116       1,898         508      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.28      $ 1.11      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.41      $ 1.28      $ 1.11      --
Number of accumulation units outstanding at end of period (000 omitted)                    8,517       5,857       1,194      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.04      $ 1.04      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.07      $ 1.04      $ 1.04      --
Number of accumulation units outstanding at end of period (000 omitted)                    3,220       2,391         560      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.42      $ 1.22      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.58      $ 1.42      $ 1.22      --
Number of accumulation units outstanding at end of period (000 omitted)                    1,202         715           1      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.30      $ 1.10      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.51      $ 1.30      $ 1.10      --
Number of accumulation units outstanding at end of period (000 omitted)                      962       1,107         628      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.13      $ 1.13      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.32      $ 1.13      $ 1.13      --
Number of accumulation units outstanding at end of period (000 omitted)                      365         374         300      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.12      $ 1.16      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.24      $ 1.12      $ 1.16      --
Number of accumulation units outstanding at end of period (000 omitted)                    2,962       2,190         575      --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.34      $ 1.20      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.54      $ 1.34      $ 1.20      --
Number of accumulation units outstanding at end of period (000 omitted)                    2,618       1,915         505      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.10      $ 1.06      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.17      $ 1.10      $ 1.06      --
Number of accumulation units outstanding at end of period (000 omitted)                    2,648      2 ,022         561      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.30      $ 1.16      $ 1.00      --
Accumulation unit value at end of period                                                  $ 1.51      $ 1.30      $ 1.16      --
Number of accumulation units outstanding at end of period (000 omitted)                       17          18          19      --
---------------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                                        2002     2001     2000     1999
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
---------------------------------------------------------------------------------------------------------------------------


100 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                        2006        2005        2004       2003
-----------------------------------------------------------------------------------------------------------------------------------

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.27      $ 1.17      $  1.00        --
Accumulation unit value at end of period                                                  $ 1.44      $ 1.27      $  1.17        --
Number of accumulation units outstanding at end of period (000 omitted)                       19          18           16        --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.16      $ 1.03      $  1.00        --
Accumulation unit value at end of period                                                  $ 1.17      $ 1.16      $  1.03        --
Number of accumulation units outstanding at end of period (000 omitted)                       --         --            --        --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.26      $ 1.19      $  1.00        --
Accumulation unit value at end of period                                                  $ 1.46      $ 1.26      $  1.19        --
Number of accumulation units outstanding at end of period (000 omitted)                      194         --            --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (11/11/1999)
Accumulation unit value at beginning of period                                            $ 1.08      $ 1.07      $  1.07     $1.08
Accumulation unit value at end of period                                                  $ 1.12      $ 1.08      $  1.07     $1.07
Number of accumulation units outstanding at end of period (000 omitted)                      460         205           64        72

*    THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE
     3.36% AND 3.42%, RESPECTIVELY.
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/11/1999)
Accumulation unit value at beginning of period                                            $ 1.26      $ 1.24      $  1.20     $1.17
Accumulation unit value at end of period                                                  $ 1.30      $ 1.26      $  1.24     $1.20
Number of accumulation units outstanding at end of period (000 omitted)                    1,771         120          127        31
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/11/1999)
Accumulation unit value at beginning of period                                            $ 1.48      $ 1.32      $  1.13     $0.81
Accumulation unit value at end of period                                                  $ 1.75      $ 1.48      $  1.32     $1.13
Number of accumulation units outstanding at end of period (000 omitted)                    4,535       2,962           25        25
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (10/23/2000)
Accumulation unit value at beginning of period                                            $ 1.90      $ 1.43      $  1.17     $0.84
Accumulation unit value at end of period                                                  $ 2.51      $ 1.90      $  1.43     $1.17
Number of accumulation units outstanding at end of period (000 omitted)                    1,358       1,275          363        18
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES
 FUND (5/1/2006)
Accumulation unit value at beginning of period                                            $ 1.00          --           --        --
Accumulation unit value at end of period                                                  $ 1.03          --           --        --
Number of accumulation units outstanding at end of period (000 omitted)                    1,312          --           --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.15      $ 1.07      $  1.00        --
Accumulation unit value at end of period                                                  $ 1.27      $ 1.15      $  1.07        --
Number of accumulation units outstanding at end of period (000 omitted)                       --          --           --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/1/2004)
Accumulation unit value at beginning of period                                            $ 1.11      $ 1.09      $  1.00        --
Accumulation unit value at end of period                                                  $ 1.19      $ 1.11      $  1.09        --
Number of accumulation units outstanding at end of period (000 omitted)                      504          --       15,000        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.11      $ 1.06      $  1.00        --
Accumulation unit value at end of period                                                  $ 1.26      $ 1.11      $  1.06        --
Number of accumulation units outstanding at end of period (000 omitted)                    2,749       3,138        1,827        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.14      $ 1.10      $  1.00        --
Accumulation unit value at end of period                                                  $ 1.34      $ 1.14      $  1.10        --
Number of accumulation units outstanding at end of period (000 omitted)                        4           4           --        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                            $ 1.17      $ 1.07      $  1.00        --
Accumulation unit value at end of period                                                  $ 1.15      $ 1.17      $  1.07        --
Number of accumulation units outstanding at end of period (000 omitted)                      234         240          145        --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (10/23/2000)
Accumulation unit value at beginning of period                                            $ 0.89      $ 0.86      $  0.79     $0.63
Accumulation unit value at end of period                                                  $ 1.02      $ 0.89      $  0.86     $0.79
Number of accumulation units outstanding at end of period (000 omitted)                      343         380          355       418
-----------------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                                        2002      2001       2000      1999
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                --        --        --         --
Accumulation unit value at end of period                                                      --        --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                       --        --        --         --
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                --        --        --         --
Accumulation unit value at end of period                                                      --        --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                       --        --        --         --
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                --        --        --         --
Accumulation unit value at end of period                                                      --        --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                       --        --        --         --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (11/11/1999)
Accumulation unit value at beginning of period                                             $1.08     $1.05     $1.01      $1.00
Accumulation unit value at end of period                                                   $1.08     $1.08     $1.05      $1.01
Number of accumulation units outstanding at end of period (000 omitted)                      161       284        --         --

*    THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE
     3.36% AND 3.42%, RESPECTIVELY.
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/11/1999)
Accumulation unit value at beginning of period                                             $1.12     $1.05     $1.01      $1.00
Accumulation unit value at end of period                                                   $1.17     $1.12     $1.05      $1.01
Number of accumulation units outstanding at end of period (000 omitted)                       32        24        --         --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/11/1999)
Accumulation unit value at beginning of period                                             $1.01     $1.00     $1.02      $1.00
Accumulation unit value at end of period                                                   $0.81     $1.01     $1.00      $1.02
Number of accumulation units outstanding at end of period (000 omitted)                       25        26        --         --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (10/23/2000)
Accumulation unit value at beginning of period                                             $0.90     $0.92     $1.00         --
Accumulation unit value at end of period                                                   $0.84     $0.90     $0.92         --
Number of accumulation units outstanding at end of period (000 omitted)                       27        11        --         --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES
 FUND (5/1/2006)
Accumulation unit value at beginning of period                                                --        --        --         --
Accumulation unit value at end of period                                                      --        --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                       --        --        --         --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                                --        --        --         --
Accumulation unit value at end of period                                                      --        --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                       --        --        --         --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/1/2004)
Accumulation unit value at beginning of period                                                --        --        --         --
Accumulation unit value at end of period                                                      --        --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                       --        --        --         --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                                --        --        --         --
Accumulation unit value at end of period                                                      --        --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                       --        --        --         --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                                --        --        --         --
Accumulation unit value at end of period                                                      --        --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                       --        --        --         --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                                --        --        --         --
Accumulation unit value at end of period                                                      --        --        --         --
Number of accumulation units outstanding at end of period (000 omitted)                       --        --        --         --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (10/23/2000)
Accumulation unit value at beginning of period                                             $0.82     $0.94     $1.00         --
Accumulation unit value at end of period                                                   $0.63     $0.82     $0.94         --
Number of accumulation units outstanding at end of period (000 omitted)                      377       162        --         --
-------------------------------------------------------------------------------------------------------------------------------


101 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                         2006        2005       2004     2003
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                             $ 1.09      $ 1.10     $ 1.00     --
Accumulation unit value at end of period                                                   $ 1.25      $ 1.09     $ 1.10     --
Number of accumulation units outstanding at end of period (000 omitted)                         1          --         --     --
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (4/30/2004)
Accumulation unit value at beginning of period                                             $ 1.01      $ 1.00     $ 1.00     --
Accumulation unit value at end of period                                                   $ 1.03      $ 1.01     $ 1.00     --
Number of accumulation units outstanding at end of period (000 omitted)                       573         342         24     --
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                             $ 1.21      $ 1.15     $ 1.00     --
Accumulation unit value at end of period                                                   $ 1.43      $ 1.21     $ 1.15     --
Number of accumulation units outstanding at end of period (000 omitted)                     2,698       2,395        610     --
--------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                             $ 1.17      $ 1.13     $ 1.00     --
Accumulation unit value at end of period                                                   $ 1.34      $ 1.17     $ 1.13     --
Number of accumulation units outstanding at end of period (000 omitted)                     9,048       7,239      1,714     --
--------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                             $ 1.59      $ 1.38     $ 1.00     --
Accumulation unit value at end of period                                                   $ 2.17      $ 1.59     $ 1.38     --
Number of accumulation units outstanding at end of period (000 omitted)                       132         155         69     --
--------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                                             $ 1.27      $ 1.16     $ 1.00     --
Accumulation unit value at end of period                                                   $ 1.36      $ 1.27     $ 1.16     --
Number of accumulation units outstanding at end of period (000 omitted)                     1,824       1,445        363     --
--------------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                                        2002     2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                                              --       --       --       --
Accumulation unit value at end of period                                                    --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)                     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------


102 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                                  2006        2005        2004
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.18      $  1.10     $ 1.00
Accumulation unit value at end of period                                                           $  1.35      $  1.18     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                 19           19         12
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.11      $  1.08     $ 1.00
Accumulation unit value at end of period                                                           $  1.27      $  1.11     $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                               170          126          90
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.36      $  1.19     $ 1.00
Accumulation unit value at end of period                                                           $  1.81      $  1.36     $ 1.19
Number of accumulation units outstanding at end of period (000 omitted)                             13,071        8,418      3,162
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.05      $  1.05     $ 1.00
Accumulation unit value at end of period                                                           $  1.04      $  1.05     $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                             24,580       21,086      7,249
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.06      $  1.06     $ 1.00
Accumulation unit value at end of period                                                           $  1.01      $  1.06     $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                             19,124        6,266      2,495
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.12      $  1.09     $ 1.00
Accumulation unit value at end of period                                                           $  1.30      $  1.12     $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                 29           15         26
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.04      $  1.03     $ 1.00
Accumulation unit value at end of period                                                           $  1.07      $  1.04     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                              6,310        2,901      1,117
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.25      $  1.14     $ 1.00
Accumulation unit value at end of period                                                           $  1.50      $  1.25     $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                 24           26          7
----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.03      $  1.03     $ 1.00
Accumulation unit value at end of period                                                           $  1.05      $  1.03     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                              7,281        6,140      1,507
----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.16      $  1.09     $ 1.00
Accumulation unit value at end of period                                                           $  1.28      $  1.16     $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                791           94         57
----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.17      $  1.12     $ 1.00
Accumulation unit value at end of period                                                           $  1.27      $  1.17     $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                              1,676        1,358         27
----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.04      $  1.05     $ 1.00
Accumulation unit value at end of period                                                           $  1.11      $  1.04     $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                              4,322        3,658        885
----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.30      $  1.14     $ 1.00
Accumulation unit value at end of period                                                           $  1.57      $  1.30     $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                              2,433        1,444         79
----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.06      $  1.04     $ 1.00
Accumulation unit value at end of period                                                           $  1.10      $  1.06     $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                              5,524        3,401      1,048
----------------------------------------------------------------------------------------------------------------------------------


103 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                                  2006        2005        2004
----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.24      $  1.14     $ 1.00
Accumulation unit value at end of period                                                           $  1.47      $  1.24     $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                401          390        173
----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.05      $  1.08     $ 1.00
Accumulation unit value at end of period                                                           $  1.09      $  1.05     $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                            7  ,283        5,441      1,507
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.27      $  1.11     $ 1.00
Accumulation unit value at end of period                                                           $  1.38      $  1.27     $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                             45,962       19,309      6,485
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.03      $  1.03     $ 1.00
Accumulation unit value at end of period                                                           $  1.05      $  1.03     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                             10,450        8,474      3,024
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.40      $  1.21     $ 1.00
Accumulation unit value at end of period                                                           $  1.55      $  1.40     $ 1.21
Number of accumulation units outstanding at end of period (000 omitted)                              6,670        2,154        194
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.28      $  1.10     $ 1.00
Accumulation unit value at end of period                                                           $  1.48      $  1.28     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                              5,282        5,025      3,210
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.12      $  1.12     $ 1.00
Accumulation unit value at end of period                                                           $  1.30      $  1.12     $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                              1,382        1,066        516
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.10      $  1.16     $ 1.00
Accumulation unit value at end of period                                                           $  1.22      $  1.10     $ 1.16
Number of accumulation units outstanding at end of period (000 omitted)                             18,800        7,744      2,656
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.32      $  1.19     $ 1.00
Accumulation unit value at end of period                                                           $  1.51      $  1.32     $ 1.19
Number of accumulation units outstanding at end of period (000 omitted)                             14,517        6,833      2,746
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.09      $  1.06     $ 1.00
Accumulation unit value at end of period                                                           $  1.15      $  1.09     $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                             10,182        8,509      3,218
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.29      $  1.15     $ 1.00
Accumulation unit value at end of period                                                           $  1.48      $  1.29     $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                209          177         72
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.25      $  1.16     $ 1.00
Accumulation unit value at end of period                                                           $  1.41      $  1.25     $ 1.16
Number of accumulation units outstanding at end of period (000 omitted)                                 75           59         31
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.14      $  1.03     $ 1.00
Accumulation unit value at end of period                                                           $  1.15      $  1.14     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                142          109         57
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.24      $  1.18     $ 1.00
Accumulation unit value at end of period                                                           $  1.43      $  1.24     $ 1.18
Number of accumulation units outstanding at end of period (000 omitted)                              4,666           76         17
----------------------------------------------------------------------------------------------------------------------------------


104 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                                  2006        2005        2004
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.00      $  0.99     $ 1.00
Accumulation unit value at end of period                                                           $  1.03      $  1.00     $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                              1,771          839        136

*    THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE
     2.61% AND 2.65%, RESPECTIVELY.
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.03      $  1.03     $ 1.00
Accumulation unit value at end of period                                                           $  1.06      $  1.03     $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                             27,709          237        220
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.29      $  1.15     $ 1.00
Accumulation unit value at end of period                                                           $  1.51      $  1.29     $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                             25,297        8,506         34
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.53      $  1.17     $ 1.00
Accumulation unit value at end of period                                                           $  2.01      $  1.53     $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                              7,742        4,979     2 ,159
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                     $  1.00           --         --
Accumulation unit value at end of period                                                           $  1.02           --         --
Number of accumulation units outstanding at end of period (000 omitted)                             19,914           --         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.14      $  1.07     $ 1.00
Accumulation unit value at end of period                                                           $  1.24      $  1.14     $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                 38           38         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/1/2004)
Accumulation unit value at beginning of period                                                     $  1.11      $  1.09     $ 1.00
Accumulation unit value at end of period                                                           $  1.18      $  1.11     $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                              6,780            8          8
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.09      $  1.05     $ 1.00
Accumulation unit value at end of period                                                           $  1.24      $  1.09     $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                             11,734       14,054     9 ,019
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.13      $  1.10     $ 1.00
Accumulation unit value at end of period                                                           $  1.32      $  1.13     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                 23           24         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.15      $  1.07     $ 1.00
Accumulation unit value at end of period                                                           $  1.13      $  1.15     $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                              1,023        1,088        697
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.11      $  1.08     $ 1.00
Accumulation unit value at end of period                                                           $  1.25      $  1.11     $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                142          132         48
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.08      $  1.10     $ 1.00
Accumulation unit value at end of period                                                           $  1.23      $  1.08     $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                 --           --         --
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  0.99      $  1.00     $ 1.00
Accumulation unit value at end of period                                                           $  1.01      $  0.99     $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                              3,802        1,781        218
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                                     $  1.19      $  1.15     $ 1.00
Accumulation unit value at end of period                                                           $  1.41      $  1.19     $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                             11,121       10,647      4,456
----------------------------------------------------------------------------------------------------------------------------------


105 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                                2006         2005        2004
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                    $  1.15      $  1.13     $  1.00
Accumulation unit value at end of period                                                          $  1.31      $  1.15     $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                            41,096       23,606       8,260
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                    $  1.57      $  1.37     $  1.00
Accumulation unit value at end of period                                                          $  2.12      $  1.57     $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                               573          619         292
----------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                                                    $  1.26      $  1.15     $  1.00
Accumulation unit value at end of period                                                          $  1.33      $  1.26     $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                             6,970        5,234       2,030
----------------------------------------------------------------------------------------------------------------------------------


106 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Calculating Annuity Payouts                                               p. 3
Rating Agencies                                                           p. 4
Revenues Received During Calendar Year 2006                               p. 4
Principal Underwriter                                                     p. 5
Independent Registered Public Accounting Firm                             p. 5
Condensed Financial Information (Unaudited)                               p. 6
Financial Statements

107 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

RIVERSOURCE [LOGO] (SM)
       ANNUITIES

RiverSource Life Insurance Company, Issuer
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

                  RiverSource Distriburots, Inc. Member NASD.

                 Insurance and annuity products are issued by
                      RiverSource Life Insurance Company.

            (C)2007 Ameriprise Financial, Inc. All rights reserved.

45308 G (5/07)

PROSPECTUS

MAY 1, 2007


EVERGREEN

NEW SOLUTIONS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)


           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


NEW EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:


o     AIM Variable Insurance Funds, Series II Shares                    o     Oppenheimer Variable Account Funds - Service Shares

o     AllianceBernstein Variable Products Series Fund, Inc. (Class B)   o     Putnam Variable Trust - Class IB Shares

o     Evergreen Variable Annuity Trust Class 2                          o     RiverSource(R) Variable Portfolio Funds

o     Fidelity(R) Variable Insurance Products - Service Class 2         o     Van Kampen Life Investment Trust - Class II Shares

o     Franklin(R) Templeton(R) Variable Insurance Products              o     Van Kampen Universal Institutional Funds, Inc. -
      Trust (FTVIPT) - Class 2                                                Class I Shares

o     MFS(R) Variable Insurance Trust(SM) - Service Class


Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 1

TABLE OF CONTENTS


KEY TERMS................................................................    3
THE CONTRACT IN BRIEF....................................................    4
EXPENSE SUMMARY..........................................................    6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..............................   11
FINANCIAL STATEMENTS.....................................................   11
THE VARIABLE ACCOUNT AND THE FUNDS.......................................   11
GUARANTEE PERIOD ACCOUNTS (GPAs).........................................   19
THE ONE-YEAR FIXED ACCOUNT...............................................   22
BUYING YOUR CONTRACT.....................................................   22
CHARGES..................................................................   25
VALUING YOUR INVESTMENT..................................................   31
MAKING THE MOST OF YOUR CONTRACT.........................................   33
WITHDRAWALS..............................................................   39
TSA -- SPECIAL WITHDRAWAL PROVISIONS.....................................   39
CHANGING OWNERSHIP.......................................................   40
BENEFITS IN CASE OF DEATH................................................   40
OPTIONAL BENEFITS........................................................   44
THE ANNUITY PAYOUT PERIOD................................................   56
TAXES....................................................................   58
VOTING RIGHTS............................................................   61
SUBSTITUTION OF INVESTMENTS..............................................   61
ABOUT THE SERVICE PROVIDERS..............................................   62
ADDITIONAL INFORMATION...................................................   63
APPENDIX A: PERFORMANCE CREDIT RIDER
   ADJUSTED PARTIAL WITHDRAWAL...........................................   64
APPENDIX B: CONDENSED FINANCIAL
   INFORMATION (UNAUDITED)...............................................   66
TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION...................................   73


CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.



2 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o     Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o     Roth IRAs under Section 408A of the Code

o     Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o     Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 11)

o the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 19 and p. 22)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain restrictions. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (p. 22)



4 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (p. 34)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2 and may have other tax consequences; also, certain restrictions apply. (p. 39)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 44)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 44)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 56)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 58)





EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 5

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal schedule at the time of application.

          SEVEN-YEAR SCHEDULE                      FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE   WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
  PAYMENT RECEIPT         PERCENTAGE        PAYMENT RECEIPT        PERCENTAGE
         1                    8%                   1                    8%
         2                    8                    2                    7
         3                    7                    3                    6
         4                    7                    4                    4
         5                    6                    5                    2
         6                    5                    Thereafter           0
         7                    3
         Thereafter           0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans.")

                                         ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                    3.50%                 5.00%
Qualified discount rate                4.86%                 6.36%
Nonqualified discount rate             5.11                  6.61

                                         ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                     3.50%                 5.00%
Qualified discount rate                5.16%                 6.66%
Nonqualified discount rate             5.41                  6.91


6 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                         MORTALITY AND        VARIABLE ACCOUNT      TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE   EXPENSE RISK FEE   ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP death benefit                             0.85%                 0.15%                1.00%
MAV death benefit(1),(2)                      1.05                  0.15                 1.20
EDB(1)                                        1.15                  0.15                 1.30

NONQUALIFIED ANNUITIES
ROP death benefit                             1.10                  0.15                 1.25
MAV death benefit(1),(2)                      1.30                  0.15                 1.45
EDB(1)                                        1.40                  0.15                 1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                             1.15                  0.15                 1.30
MAV death benefit(1),(2)                      1.35                  0.15                 1.50
EDB(1)                                        1.45                  0.15                 1.60

NONQUALIFIED ANNUITIES
ROP death benefit                             1.40                  0.15                 1.55
MAV death benefit(1),(2)                      1.60                  0.15                 1.75
EDB(1)                                        1.70                  0.15                 1.85

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003 or if your state has not approved the fee, the MAV death benefit is .10% less.

OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                             $  40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GMIB - MAV                                                                                                         0.55%(1),(2)
GMIB - 6% RISING FLOOR                                                                                             0.75%(1),(2)
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PCR FEE                                                                                                            0.15%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR FEE                                                                                              0.25%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS FEE                                                                                         0.40%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)

(1)   This fee applies only if you elect this optional feature.

(2) For applications signed prior to May 1, 2003, the current annual order charges apply: GMIB - MAV - 0.30%, and GMIB - 6% Rising Floor - 0.45%.



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 7

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)

                                                                    MINIMUM   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements      0.60%     1.35%

(a)  Each fund deducts management fees and other expenses from fund assets.
     Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
     Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                             GROSS TOTAL
                                                                                MANAGEMENT  12b-1   OTHER      ANNUAL
                                                                                   FEES     FEES   EXPENSES   EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                                        0.72%    0.25%   0.30%**     1.27%(1),(2)
AIM V.I. Capital Appreciation Fund, Series II Shares                               0.61     0.25    0.30**      1.16(1)
AIM V.I. Capital Development Fund, Series II Shares                                0.75     0.25    0.35**      1.35(1),(2)
AllianceBernstein VPS Global Technology Portfolio (Class B)                        0.75     0.25    0.18        1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                        0.55     0.25    0.06        0.86
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)                         0.75     0.25    0.08        1.08
Evergreen VA Balanced Fund - Class 2                                               0.29     0.25    0.23**      0.77
Evergreen VA Core Bond Fund - Class 2                                              0.32     0.25    0.24**      0.81
Evergreen VA Fundamental Large Cap Fund - Class 2                                  0.57     0.25    0.18**      1.00
Evergreen VA Growth Fund - Class 2                                                 0.69     0.25    0.20**      1.14
Evergreen VA High Income Fund - Class 2                                            0.50     0.25    0.26**      1.01
Evergreen VA International Equity Fund - Class 2                                   0.40     0.25    0.28**      0.93
Evergreen VA Omega Fund - Class 2                                                  0.52     0.25    0.19**      0.96
Evergreen VA Special Values Fund - Class 2                                         0.78     0.25    0.19**      1.22
Evergreen VA Strategic Income Fund - Class 2                                       0.39     0.25    0.23**      0.87
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                            0.57     0.25    0.09        0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                                   0.57     0.25    0.12        0.94
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                  0.57     0.25    0.11        0.93
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                          0.51     0.25    0.20**      0.96(3)
FTVIPT Mutual Shares Securities Fund - Class 2                                     0.60     0.25    0.21        1.06
FTVIPT Templeton Foreign Securities Fund - Class 2                                 0.63     0.25    0.18**      1.06(3)
MFS(R) New Discovery Series - Service Class                                        0.90     0.25    0.13        1.28
MFS(R) Total Return Series - Service Class                                         0.75     0.25    0.10        1.10(4)
MFS(R) Utilities Series - Service Class                                            0.75     0.25    0.11        1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares                           0.64     0.25    0.03**      0.92(5)
Oppenheimer Global Securities Fund/VA, Service Shares                              0.62     0.25    0.04**      0.91(5)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                          0.72     0.25    0.03**      1.00(5)
Oppenheimer Strategic Bond Fund/VA, Service Shares                                 0.62     0.25    0.02**      0.89(5)



8 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                 GROSS TOTAL
                                                                                MANAGEMENT  12b-1    OTHER          ANNUAL
                                                                                   FEES     FEES   EXPENSES        EXPENSES
Putnam VT Growth and Income Fund - Class IB Shares                                 0.49%    0.25%   0.06%**     0.80%
Putnam VT Health Sciences Fund - Class IB Shares                                   0.70     0.25    0.15**      1.10
Putnam VT International Equity Fund - Class IB Shares                              0.74     0.25    0.19**      1.18
RiverSource(R) Variable Portfolio - Cash Management Fund                           0.33     0.13    0.14        0.60(6)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                          0.46     0.13    0.15**      0.74(6)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                 0.64     0.13    0.14**      0.91(6),(7)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                          0.57     0.13    0.13**      0.83(6),(7)
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                            0.60     0.13    0.15**      0.88(6),(7),(8)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund            0.48     0.13    0.16**      0.77(6)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                           1.00     0.13    0.19**      1.32(6),(7),(8)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares               0.56     0.25    0.03        0.84
Van Kampen Life Investment Trust Growth and Income Portfolio, Class II Shares      0.56     0.25    0.04        0.85
Van Kampen UIF U.S. Real Estate Portfolio, Class I Shares                          0.73       --    0.28        1.01(9)

  * The Funds provided the information on their expenses and we have not independently verified the information.

 ** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies
      (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)   Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
      Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value
      Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund,
      Series II Shares.

(3) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
      Commission (SEC). After fee reductions net expenses would be 0.93% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.03% for
      FTVIPT Templeton Foreign Securities Fund - Class 2.

(4)   The Fund's management fee as set forth in its Investment Advisory
      Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
      Board of Trustees.

(5) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
      Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(6) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(7) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.10% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
      Fund, 0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity
      Fund and 0.05% for RiverSource(R) Variable Portfolio - Small Cap Value
      Fund.

(8) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.00% for RiverSource(R) Variable Portfolio - Mid Cap
      Growth Fund and 1.20% for RiverSource(R) Variable Portfolio - Small Cap
      Value Fund.

(9) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.10% for Van Kampen UIF U.S. Real Estate
      Portfolio, Class I Shares.



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 9

EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NON-QUALIFIED ANNUITY                    1 YEAR      3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule   $1,206.21   $1,930.09   $2,669.50   $4,237.88   $406.21   $1,230.09   $2,069.50   $4,237.88
Five-year withdrawal charge schedule     1,236.96    1,919.15    2,412.51    4,495.64    436.96    1,319.15    2,212.51    4,495.64

QUALIFIED ANNUITY                         1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule   $1,180.58   $1,855.44   $2,548.91   $4,016.99   $380.58   $1,155.44   $1,948.91   $4,016.99
Five-year withdrawal charge schedule     1,211.33    1,844.97    2,293.46    4,281.39    411.33    1,244.97    2,093.46    4,281.39

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NON-QUALIFIED ANNUITY                    1 YEAR      3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule   $  990.96   $1,290.76   $1,615.65   $2,198.25   $190.96   $  590.76   $1,015.65   $2,198.25
Five-year withdrawal charge schedule     1,021.71    1,283.80    1,371.98    2,516.37    221.71      683.80    1,171.98    2,516.37

QUALIFIED ANNUITY                        1 YEAR      3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule   $  965.33   $1,212.78   $1,483.88   $1,925.89   $165.33   $  512.78   $  883.88   $1,925.89
Five-year withdrawal charge schedule       996.08    1,206.31    1,241.84    2,251.93    196.08      606.31    1,041.84    2,251.93

(1) In these examples, the $40 contract administrative charge is approximated as a .013% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.





10 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix B.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.


      o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

      o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

      o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
            Section 817(h) of the Code.

      o PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocated to the RiverSource Variable Portfolio Funds that exceeds the range disclosed below for the funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 11

      o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

      o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

      o REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

            Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

            The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.





12 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

      o Compensating, training and educating investment professionals who sell the contracts.

      o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

      o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

      o Providing sub-transfer agency and shareholder servicing to contract owners.

      o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

      o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

      o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

      o Subaccounting, transaction processing, recordkeeping and administration.

o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

      o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

      o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

      o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

      o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value         Long-term growth of capital. Invests at least 65% of its total        A I M Advisors, Inc.
Fund, Series II Shares       assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and are believed to be undervalued in relation to long-term earning power or other factors. The fund may invest up to 25% of its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital             Growth of capital. Invests principally in common stocks of            A I M Advisors, Inc.
Appreciation Fund,           companies likely to benefit from new or innovative products,
Series II Shares             services or processes as well as those with above-average long-term growth and excellent prospects for future growth. The fund can invest up to 25% of its total assets in foreign securities that involve risks not associated with investing solely in the United
                             States.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital             Long-term growth of capital. Invests primarily in securities          A I M Advisors, Inc.
Development Fund,            (including common stocks, convertible securities and bonds) of
Series II Shares             small- and medium-sized companies. The Fund may invest up to 25% of its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS        Long-term growth of capital. The Fund invests at least 80% of its     AllianceBernstein L.P.
Global Technology            net assets in securities of companies that use technology
Portfolio (Class B)          extensively in the development of new or improved products or processes. Invests in a global portfolio of securities of U.S. and foreign companies selected for their growth potential.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS        Long-term growth of capital. Invests primarily in the equity          AllianceBernstein L.P.
Growth and Income            securities of domestic companies that the Advisor deems to be
Portfolio (Class B)          undervalued.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS        Long-term growth of capital. Invests primarily in equity securities   AllianceBernstein L.P.
Large Cap Growth             of U.S. companies. Unlike most equity funds, the Portfolio focuses
Portfolio (Class B)          on a relatively small number of intensively researched companies.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Balanced        Capital growth and current income. The Fund seeks to achieve its      Evergreen Investment Management
Fund - Class 2               goal by investing in a combination of equity and debt securities.     Company, LLC, adviser;
                             Under normal conditions, the Fund will invest at least 25% of its     Tattersall Advisory Group, Inc.,
                             assets in debt securities and the remainder in equity securities.     subadviser.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Core Bond       Maximize total return through a combination of current income and     Evergreen Investment Management
Fund - Class 2               capital growth. The Fund invests primarily in U.S. dollar             Company, LLC, adviser;
                             denominated investment grade debt securities including debt           Tattersall Advisory Group, Inc.,
                             securities issued or guaranteed by the U.S. Treasury or by an         subadviser.
                             agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities, asset-backed securities and other income producing securities.

------------------------------------------------------------------------------------------------------------------------------------



14 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA                 Capital growth with the potential for current income. Invests         Evergreen Investment Management
Fundamental Large            primarily in common stocks of large U.S. companies whose market       Company, LLC
Cap Fund - Class 2           capitalizations measured at time of purchase fall within the market capitalization range of the companies tracked by the Russell
                             1000(R) Index.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth          Long-term capital growth. The Fund seeks to achieve its goal by       Evergreen Investment Management
Fund - Class 2               investing at least 75% of its assets in common stocks of small- and   Company, LLC
                             medium-sized companies whose market capitalizations measured at time of purchase falls within the market capitalization range of the companies tracked by the Russell 2000(R) Growth Index.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA High            High level of current income, with capital growth as secondary        Evergreen Investment Management
Income Fund - Class 2        objective. The Fund seeks to achieve its goal by investing            Company, LLC
                             primarily in both low-rated and high-rated fixed-income securities, including debt securities, convertible securities and preferred stocks that are consistent with its primary investment objective of high current income.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA International   Long-term capital growth, with modest income as a secondary           Evergreen Investment Management
Equity Fund - Class 2        objective. The Fund seeks to achieve its goal by investing            Company, LLC
                             primarily in equity securities issued by established, quality
                             non-U.S. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega           Long-term capital growth. Invests primarily in common stocks and      Evergreen Investment Management
Fund - Class 2               securities convertible into common stocks of U.S. companies across    Company, LLC
                             all market capitalizations.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special         Capital growth in the value of its shares. The Fund seeks to          Evergreen Investment Management
Values Fund - Class 2        achieve its goal by investing at least 80% of its assets in common    Company, LLC
                             stocks of small U.S. companies whose market capitalizations measured at the time of purchase fall within the market
                             capitalization range of the companies tracked by the Russell
                             2000(R) Index.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Strategic       High current income from interest on debt securities with a           Evergreen Investment Management
Income Fund - Class 2        secondary objective of potential for growth of capital in selecting   Company, LLC, advisor; Evergreen
                             securities. The Fund seeks to achieve its goal by investing           International Advisors,
                             primarily in domestic below investment grade bonds and other debt     subadvisor
                             securities (which may be denominated in U.S. dollars or in non-U.S.
                             currencies) of foreign governments and foreign corporations.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP              Long-term capital appreciation. Normally invests primarily in         Fidelity Management & Research
Contrafund(R) Portfolio      common stocks. Invests in securities of companies whose value it      Company (FMR), investment
Service Class 2              believes is not fully recognized by the public. Invests in either     manager; FMR U.K. and FMR Far
                             "growth" stocks or "value" stocks or both. The fund invests in        East, sub-investment advisers.
                             domestic and foreign issuers.

------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 15

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth       Achieve capital appreciation. Normally invests primarily in common    Fidelity Management & Research
Portfolio Service Class 2    stocks. Invests in companies that it believes have above-average      Company (FMR), investment
                             growth potential (stocks of these companies are often called          manager; FMR U.K., FMR Far East,
                             "growth" stocks). The Fund invests in domestic and foreign issuers.   sub-investment advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap      Long-term growth of capital. Normally invests primarily in common     Fidelity Management & Research
Portfolio Service Class 2    stocks. Normally invests at least 80% of assets in securities of      Company (FMR), investment
                             companies with medium market capitalizations. May invest in           manager; FMR U.K., FMR Far East,
                             companies with smaller or larger market capitalizations. Invests      sub-investment advisers.
                             in domestic and foreign issuers. The Fund invests in either
                             "growth" or "value" common stocks or both.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small        Long-term total return. The Fund normally invests at least 80% of     Franklin Advisory Services, LLC
Cap Value Securities         its net assets in investments of small capitalization companies
Fund - Class 2               and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares         Capital appreciation, with income as a secondary goal. The Fund       Franklin Mutual Advisers, LLC
Securities Fund - Class 2    normally invests primarily in equity securities of companies that the manager believes are undervalued. The Fund also invests, to a lesser extent in risk arbitrage securities and distressed
                             companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton             Long-term capital growth. The Fund normally invests at least 80%      Templeton Investment Counsel,
Foreign Securities           of its net assets in investments of issuers located outside the       LLC, adviser; Franklin Templeton
Fund - Class 2               U.S., including those in emerging markets and normally invests        Investment Management Limited,
                             predominantly in equity securities.                                   subadviser

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery         Capital appreciation. Invests in stocks of companies MFS believes     MFS Investment Management(R)
Series - Service Class       to have above average earnings growth potential compared to other companies (growth companies).

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return          Total return. Invests primarily in equity and fixed income            MFS Investment Management(R)
Series - Service Class       securities. MFS invests between 40% and 75% of the fund's net assets in equity securities and at least 25% of the fund's total assets in fixed-income senior securities.

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -    Total return. Normally invests at least 80% of the fund's net         MFS Investment Management(R)
Service Class                assets in securities of issuers in the utilities industry.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital          Capital appreciation. Invests in securities of well-known,            OppenheimerFunds, Inc.
Appreciation Fund/VA,        established companies.
Service Shares

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global           Long-term capital appreciation. Invests mainly in common stocks of    OppenheimerFunds, Inc.
Securities Fund/VA,          U.S. and foreign issuers that are "growth-type" companies,
Service Shares               cyclical industries and special situations that are considered to have appreciation possibilities.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street      Capital appreciation. Invests mainly in common stocks of              OppenheimerFunds, Inc.
Small Cap Fund/VA,           small-capitalization U.S. companies that the fund's investment
Service Shares               manager believes have favorable business trends or prospects.

------------------------------------------------------------------------------------------------------------------------------------



16 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic        High level of current income principally derived from interest on     OppenheimerFunds, Inc.
Bond Fund/VA,                debt securities. Invests mainly in three market sectors: debt
Service Shares               securities of foreign governments and companies, U.S. government securities and lower-rated high yield securities of U.S. and foreign companies.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth             Capital growth and current income. The fund pursues its goal by       Putnam Investment Management, LLC
and Income Fund -            investing mainly in common stocks of U.S. companies, with a focus
Class IB Shares              on value stocks that offer the potential for capital growth, current income or both.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health             Capital appreciation. The fund pursues its goal by investing          Putnam Investment Management, LLC
Sciences Fund -              mainly in common stocks of companies in the health sciences
Class IB Shares              industries, with a focus on growth stocks. Under normal
                             circumstances, the fund invests at least 80% of its net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies Putnam Management thinks have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT International      Capital appreciation. The fund pursues its goal by investing          Putnam Investment Management, LLC
Equity Fund -                mainly in common stocks of companies outside the United States
Class IB Shares              that Putnam Management believes have favorable investment
                             potential. Under normal circumstances, the fund invests at least
                             80% of its net assets in equity investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Maximum current income consistent with liquidity and stability of     RiverSource Investments, LLC
Portfolio - Cash             principal. Invests primarily in money market instruments, such as
Management Fund              marketable debt obligations issued by corporations or the U.S.
                             government or its agencies, bank certificates of deposit, bankers'
                             acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High level of current income while attempting to conserve the         RiverSource Investments, LLC
Portfolio - Diversified      value of the investment for the longest period of time. Under
Bond Fund                    normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the
                             Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate Bond Index (Index),
                             which are investment grade and denominated in U.S. dollars. The
                             Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds.

------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 17

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High level of current income and, as a secondary goal, steady         RiverSource Investments, LLC
Portfolio - Diversified      growth of capital. Under normal market conditions, the Fund
Equity Income Fund           invests at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its total assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Capital appreciation. Under normal market conditions, the Fund        RiverSource Investments, LLC
Portfolio - Large Cap        invests at least 80% of its net assets in equity securities of
Equity Fund                  companies with market capitalization greater than $5 billion at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Growth of capital. Under normal market conditions, the Fund           RiverSource Investments, LLC
Portfolio - Mid Cap          invests at least 80% of its net assets at the time of purchase in
Growth Fund                  equity securities of mid capitalization companies. The investment manager defines mid-cap companies as those whose market
                             capitalization (number of shares outstanding multiplied by the share price) falls within the range of the Russell Midcap(R) Growth
                             Index.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High level of current income and safety of principal consistent       RiverSource Investments, LLC
Portfolio - Short Duration   with investment in U.S. government and government agency
U.S. Government Fund         securities. Under normal market conditions, at least 80% of the
                             Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term capital appreciation. Under normal market conditions, at    RiverSource Investments, LLC,
Portfolio - Small Cap        least 80% of the Fund's net assets will be invested in small cap      adviser; River Road Asset
Value Fund                   companies with market capitalization, at the time of investment,      Management, LLC, Donald Smith &
                             of up to $2.5 billion or that fall within the range of the Russell    Co., Inc., Franklin Portfolio
                             2000(R) Value Index.                                                  Associates LLC and Barrow,
                                                                                                   Hanley, Mewhinney & Strauss,
                                                                                                   Inc., subadvisers.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life              Capital growth and income through investments in equity               Van Kampen Asset Management
Investment Trust             securities, including common stocks, preferred stocks and
Comstock Portfolio,          securities convertible into common and preferred stocks. The
Class II Shares              Portfolio emphasizes value style of investing seeking
                             well-established, undervalued companies believed by the Portfolio's investment adviser to possess the potential for capital growth and income.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life              Long-term growth of capital and income. The portfolio seeks to        Van Kampen Asset Management
Investment Trust Growth      achieve its investment objective by investing primarily in income
and Income Portfolio,        producing equity securities, including common stocks and
Class II Shares              convertible securities and non-convertible preferred stocks and debt securities.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF               Above-average current income and long-term capital appreciation.      Morgan Stanley Investment
U.S. Real Estate             Non-diversified Portfolio that invests primarily in equity            Management Inc., doing
Portfolio,                   securities of companies in the U.S. real estate industry,             business as Van Kampen.
Class I Shares               including real estate investment trusts.


------------------------------------------------------------------------------------------------------------------------------------



18 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:


o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 19

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following tables:

                  IF YOUR GPA RATE IS:              THE MVA IS:
            Less than the new GPA rate + 0.10%       Negative
            Equal to the new GPA rate + 0.10%        Zero
            Greater than the new GPA rate + 0.10%    Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.


20 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X  [(   1 + i  ) (TO THE POWER OF n/12) - 1] = MVA
                              -------------
                               1 + j + .001

   Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

         n = number of months remaining in the current Guarantee Period
             (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

      $1,000  X  [(    1.030    ) (TO THE POWER OF 84/12 - 1] = -$39.84
                 ---------------
                 1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

      $1,000  X  [(    1.030   ) (TO THE POWER OF 84/12 - 1] = $27.61
                 ---------------
                 1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 21

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT


New contracts are currently not being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you applied, you selected (if available in your state):

o GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

o     how you want to make purchase payments;

o     the optional MAV death benefit(2);

o     the optional EDB(2);

o     the optional GMIB - MAV rider(3);

o     the optional GMIB - 6% Rising Floor rider(3);

o     the optional PCR(3);

o     the optional Benefit Protector Death Benefit(4);

o     the optional Benefit Protector Plus Death Benefit(4);

o     the length of the withdrawal charge schedule (5 or 7 years)(5); and

o     a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania,or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.

(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.


22 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS SIGNED      No restrictions on the amount of purchase payments
PRIOR TO JUNE 16, 2003:                     allocated to the GPAs or the one-year fixed account
                                            (if available).

FOR CONTRACTS WITH APPLICATIONS SIGNED ON   The amount of any purchase payment allocated to the
OR AFTER JUNE 16 THROUGH DEC. 4, 2003:      GPAs and the one-year fixed account in total cannot
                                            exceed 30% of the purchase payment.

                                            This 30% limit will not apply if you establish a
                                            dollar cost averaging arrangement with respect to the
                                            purchase payment according to procedures currently in
                                            effect, or you are participating according to the
                                            rules of an asset allocation model portfolio program
                                            available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON   In certain states where we offer GPAs that do not
OR AFTER DEC. 5, 2003:                      require payment of a statutory minimum guaranteed
                                            interest rate, the amount of any purchase payment
                                            allocated to one-year fixed account cannot exceed 30%
                                            of the purchase payment. The amount of any purchase
                                            payment allocated to the GPAs is not subject to this
                                            30% limit. Please consult your investment professional
                                            to see if these restrictions apply in your state. In
                                            all other states, the amount of any purchase payment
                                            allocated to the GPAs and the one-year fixed account
                                            in total cannot exceed 30% of the purchase payment. We
                                            reserve the right to further limit purchase payment
                                            allocations to the one-year fixed account and/or GPAs
                                            if the interest rate we are then crediting on new
                                            purchase payments allocated to the one-year fixed
                                            account is equal to the minimum interest rate stated
                                            in the contract.

                                            In all states, the 30% limit will not apply if you
                                            establish an automated dollar cost averaging
                                            arrangement with respect to the purchase payment
                                            according to procedures currently in effect, or you
                                            are participating according to the rules of an asset
                                            allocation model portfolio program available under the
                                            contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.

We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 23

 THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

o     no earlier than the 30th day after the contract's effective date; and


o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contact will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and
         Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
      $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.


24 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.


LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.


CHARGES


ALL CONTRACTS


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 25

These fees are based on the death benefit guarantee whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                        QUALIFIED   NONQUALIFIED
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                   ANNUITIES    ANNUITIES

ROP death benefit                                          0.85%       1.10%
MAV death benefit(1),(2)                                   1.05        1.30
EDB(1)                                                     1.15        1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP death benefit                                          1.15        1.40
MAV death benefit(1),(2)                                   1.35        1.60
EDB(1)                                                     1.45        1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003 or if your state has not approved the fee, the MAV death benefit is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.


WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and
(b) is current contract earnings.





26 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

                   (ACV - XSF)
      PPW = XSF + ------------- X (PPNPW - XSF)
                   (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

 SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE     FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
YEARS FROM PURCHASE   WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
  PAYMENT RECEIPT        PERCENTAGE          PAYMENT RECEIPT       PERCENTAGE
-------------------   -----------------   -------------------   ----------------
         1                    8%                  1                    8%
         2                    8                   2                    7
         3                    7                   3                    6
         4                    7                   4                    4
         5                    6                   5                    2
         6                    5                   Thereafter           0
         7                    3
         Thereafter           0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.





EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 27

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

o The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

o     We received these payments

      -- $10,000 Jan. 1, 2004;

      -- $8,000 Feb. 28, 2011;

      -- $6,000 Feb. 20, 2012; and

o You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

o     The prior anniversary Jan. 1, 2013 contract value was $38,488.

WITHDRAWAL CHARGE   EXPLANATION
   $    0           $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and

        0 $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and

        0 $10,000 Jan. 1, 2004 purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and

      560 $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and

      420           $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.

   $  980

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:

WITHDRAWAL CHARGE   EXPLANATION
   $    0           $3,848.80 is 10% of the prior anniversary's contract
                    value withdrawn without withdrawal charge; and

        0 $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and

        0 $10,000 Jan. 1, 2004 purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and

      320 $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and

      360           $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal charge.
   $  680





28 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o     withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

o contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o     amounts we refund to you during the free look period;* and

o     death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value(1). Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

      GMIB - MAV                                 0.55% X (CV + ST - FAV)
      GMIB - 6% RISING FLOOR                     0.75% X (CV + ST - FAV)

   CV  = contract value on the contract anniversary
   ST  = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary. FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

(1) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV - 0.30%, and GMIB - 6% Rising Floor - 0.45%.



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 29

EXAMPLE


o You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

o On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

o On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

o     The GMIB fee for:

            GMIB - MAV is 0.55%; and
            GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

      Contract value on the contract anniversary:                  $   73,250
      plus transfers from the subaccounts to the one-year fixed
      account in the six months before the contract anniversary:      +15,000
      minus the value of the one-year fixed account on the
      contract anniversary:                                           -15,250
                                                                   ----------
                                                                   $   73,000

The fee charged to you:

      GMIB - MAV                     (0.55% X $73,000) =           $   401.50
      GMIB - 6% RISING FLOOR         (0.75% X $73,000) =           $   547.50


PERFORMANCE CREDIT RIDER (PCR) FEE


We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when the annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.




30 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

VALUING YOUR INVESTMENT


We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and one-year fixed account;

o     plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus any prorated portion of the fee for the following benefits you have selected:

      --    Guaranteed Minimum Income Benefit rider - MAV;

      --    Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

      --    Performance Credit rider;

      --    Benefit Protector(SM) rider; and/or

      --    Benefit Protector(SM) Plus rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate Accumulation unit value at end of periods:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current Accumulation unit value at end of period.

ACCUMULATION UNIT VALUE AT END OF PERIOD: the current Accumulation unit value at end of period for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the Accumulation unit value at end of period may increase or decrease. You bear all the investment risk in a subaccount.




EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 31

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o     additional purchase payments you allocate to the subaccounts;

o     any purchase payment credits allocated to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial withdrawals;

o     withdrawal charges;

and the deduction of a prorated portion of:

o     the contract administrative charge;

o     the fee for any of the following optional benefits you have selected:

      --    Guaranteed Minimum Income Benefit rider - MAV;

      --    Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

      --    Performance Credit rider;

      --    Benefit Protector(SM) rider; and/or

      --    Benefit Protector(SM) Plus rider.

Accumulation unit value at end of periods will fluctuate due to:

o     changes in fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


32 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in Accumulation unit value at end of periods caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                             NUMBER
By investing an equal number                       AMOUNT    ACCUMULATION   OF UNITS
of dollars each month...                  MONTH   INVESTED    UNIT VALUE    PURCHASED
                                           Jan     $ 100        $  20         5.00
you automatically buy                      Feb       100           18         5.56
more units when the                        Mar       100           17         5.88
per unit market price is low ... ----->    Apr       100           15         6.67
                                           May       100           16         6.25
                                           Jun       100           18         5.56
and fewer units                            Jul       100           17         5.88
when the per unit                          Aug       100           19         5.26
market price is high.            ----->    Sept      100           21         4.76
                                           Oct       100           20         5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 33

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA Program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


TRANSFERRING AMONG ACCOUNTS


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy.

We may suspend or modify transfer privileges at any time.


34 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

      FOR CONTRACTS WITH APPLICATIONS SIGNED   It is our general policy to allow you to transfer contract values from the one-year
      PRIOR TO JUNE 16, 2003:                  fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

      FOR CONTRACTS WITH APPLICATIONS SIGNED   You may transfer contract values from the one-year fixed account to the subaccounts
      ON OR AFTER JUNE 16 THROUGH DEC. 4,      or GPAs once a year on or within 30 days before or after the contract anniversary
      2003:                                    (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the
                                               GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

      FOR CONTRACTS WITH APPLICATIONS SIGNED   You may transfer contract values from the one-year fixed account to the subaccounts
      ON OR AFTER DEC. 5, 2003:                or GPAs once a year on or within 30 days before or after the contract anniversary
                                               (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

      Transfers from the one-year fixed account are not subject to an MVA.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o     Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 35

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.





36 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.





EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 37

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:       $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:       Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

      For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:       $100 monthly
                                $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:       $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                      Contract value or entire account balance
Withdrawals:                    $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


38 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities --Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA, and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o     payable to you;

o     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

      -- the withdrawal amount includes a purchase payment check that has not cleared;

      -- the NYSE is closed, except for normal holiday and weekend closings;

      --    trading on the NYSE is restricted, according to SEC rules;

      -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

      -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

      --    you are at least age 59 1/2;

      --    you are disabled as defined in the Code;

      -- you severed employment with the employer who purchased the contract; or

      --    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 39

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon change of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

o     Return of Purchase Payments death benefit (ROP);

o     Maximum Anniversary Value death benefit (MAV); and

o     Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect the MAV death benefit or the EDB. Once you select a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.    contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

                                                                      PW X DB
      ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = -------
                                                                         CV

         PW = the partial withdrawal including any applicable MVA or withdrawal charge.

         DB = the death benefit on the date of (but prior to) the partial withdrawal.

         CV = contract value on the date of (but prior to) the partial withdrawal.


40 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

EXAMPLE

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o     On Jan. 1, 2005 you make an additional purchase payment of $5,000.

o On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

o     On March 1, 2006 the contract value grows to $23,000.

      We calculate the ROP benefit on March 1, 2006 as follows:

         Contract value at death:                                                                $23,000.00
                                                                                                 ==========
         Purchase payments and purchase payment credits
         minus adjusted partial withdrawals:
            Total purchase payments and purchase payment credits:                                $25,000.00
            minus adjusted partial withdrawals calculated as:

            $1,500 X $25,000                                                                      -1,704.55
            ---------------- =                                                                   ----------
               $22,000

            for a death benefit of:                                                              $23,295.45
                                                                                                 ==========
         ROP death benefit, calculated as the greatest of these two values:                      $23,295.45

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.    contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 41

EXAMPLE

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

o On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

      We calculate the MAV death benefit on March 1, 2005 as follows:

         Contract value at death:                                                                $20,500.00
                                                                                                 ==========
         Purchase payments and purchase payment credits
         minus adjusted partial withdrawals:
            Total purchase payments and purchase payment credits:                                $20,000.00
            minus the death benefit adjusted partial withdrawals, calculated as:

            $1,500 X $20,000                                                                      -1,363.64
            ---------------- =                                                                   ----------
                $22,000

            for a death benefit of:                                                              $18,636.36
                                                                                                 ==========
         The MAV immediately preceding the date of death:
            Greatest of your contract anniversary contract values:                               $24,000.00
            plus purchase payments and purchase payment credits
            made since the prior anniversary:                                                         +0.00
            minus the death benefit adjusted partial withdrawals, calculated as:

            $1,500 X $24,000                                                                      -1,636.36
            ---------------- =                                                                   ----------
                $22,000

         for a death benefit of:                                                                 $22,363.64
                                                                                                 ==========
      The MAV death benefit, calculated as the greatest of these
      three values:                                                                              $22,363.64

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with the EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time of purchase. If you choose to add a GMIB to your contract, you must select either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values, less any purchase payment credits added in the last 12 months:

1.    contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.    the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o     the amounts allocated to the subaccounts at issue increased by 5%,

o     plus any subsequent amounts allocated to the subaccounts,

o     minus adjusted transfers and partial withdrawals from the subaccounts.


42 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                  PWT X VAF
      5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = ---------
                                                                      SV

            PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.

            VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

            SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

o You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

o On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.

o On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

      The death benefit on March 1, 2005 is calculated as follows:

         Contract value at death:                                                                $22,800.00
                                                                                                 ==========
         Purchase payments and purchase payment credits
         minus adjusted partial withdrawals:
            Total purchase payments and purchase payment credits:                                $25,000.00
            minus adjusted partial withdrawals, calculated as:

            $1,500 X $25,000                                                                      -1,543.21
            ---------------- =                                                                   ----------
               $24,300

            for a return of purchase payment death benefit of:                                   $23,456.79
                                                                                                 ==========

The MAV on the anniversary immediately preceding the date of death:

            The MAV on the immediately preceding anniversary:                                    $25,000.00
            plus purchase payments and purchase payment credits
            made since that anniversary:                                                              +0.00
            minus adjusted partial withdrawals made since that
            anniversary, calculated as:

            $1,500 X $25,000                                                                      -1,543.21
            ---------------- =                                                                   ----------
                $24,300

            for a MAV death benefit of:                                                          $23,456.79
                                                                                                 ==========

      The 5% rising floor:

            The variable account floor on Jan. 1, 2005,
            calculated as: 1.05 X $20,000 =                                                      $21,000.00
            plus amounts allocated to the subaccounts since that anniversary:                         +0.00
            minus the 5% rising floor adjusted partial withdrawal
            from the subaccounts, calculated as:

            $1,500 X $21,000                                                                     -$1,657.89
            ---------------- =                                                                   ----------
               $19,000

            variable account floor benefit:                                                      $19,342.11
            plus the one-year fixed account value:                                                +5,300.00
            5% rising floor (value of the GPAs, one-year fixed account
            and the variable account floor):                                                     $24,642.11
                                                                                                 ==========
      EDB, calculated as the greatest of these
      three values:                                                                              $24,642.11


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 43

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

      Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
      70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:

      o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

      o payouts begin no later than one year following the year of your death; and

      o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to the beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

o     you must hold the GMIB for 7 years,

o the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

o you can only exercise the GMIB within 30 days after a contract anniversary, and

o     there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


44 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

o     GMIB - Maximum Anniversary Value (MAV); or

o     GMIB - 6% Rising Floor.

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.    contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 45

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

      PMT X CVG
      ---------
         ECV

         PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

         CVG = current contract value at the time you exercise the GMIB - MAV.

         ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

o you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

      --    Plan A - Life Annuity - no refund

      --    Plan B - Life Annuity with ten years certain

      --    Plan D - Joint and last survivor life annuity - no refund

o     You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

      Pt-1 (1 + i) =  Pt
      ------------
          1.05

         Pt-1 = prior annuity payout

         Pt   = current annuity payout

         i    = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

o You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

o You may terminate the GMIB - MAV any time after the seventh rider anniversary.

o     The GMIB - MAV will terminate on the date:

      --    you make a full withdrawal from the contract;

      --    a death benefit is payable; or

      -- you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


46 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

o     There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                   GMIB
ANNIVERSARY            CONTRACT VALUE   PURCHASE PAYMENTS     MAV      BENEFIT BASE
 1                         $107,000          $101,000       $107,000
 2                          125,000           101,000        125,000
 3                          132,000           101,000        132,000
 4                          150,000           101,000        150,000
 5                           85,000           101,000        150,000
 6                          120,000           101,000        150,000
 7                          138,000           101,000        150,000     $150,000
 8                          152,000           101,000        152,000      152,000
 9                          139,000           101,000        152,000      152,000
10                          126,000           101,000        152,000      152,000
11                          138,000           101,000        152,000      152,000
12                          147,000           101,000        152,000      152,000
13                          163,000           101,000        163,000      163,000
14                          159,000           101,000        163,000      163,000
15                          215,000           101,000        215,000      215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                                MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                    PLAN A -             PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                      GMIB                    LIFE ANNUITY --    LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                  BENEFIT BASE                   NO REFUND       TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10                     $152,000 (MAV)                       $  784.32          $  763.04              $ 627.76
15                      215,000 (Contract Value = MAV)       1,268.50           1,210.45                982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                    PLAN A -             PLAN B -       PLAN D - JOINT AND
ANNIVERSARY                                              LIFE ANNUITY --    LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE                   CONTRACT VALUE                NO REFUND       TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10                              $ 126,000                  $    650.16         $  632.52              $520.38
15                                215,000                     1,268.50          1,210.45               982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 47

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.    contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.    the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

o the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%,

o     plus any subsequent amounts allocated to the subaccounts, and

o     minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

o     subtract each payment adjusted for market value from the contract value.

o subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

    PMT X CVG
    ---------
       ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

   PMT X (1.06) (TO THE POWER OF CY)

      CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

o you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

      -- Plan A - Life Annuity - no refund

      -- Plan B - Life Annuity with ten years certain

      -- Plan D - Joint and last survivor life annuity - no refund

o     You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


48 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

   Pt-1(1 + i)
   ----------- = Pt
      1.05

      Pt-1 = prior annuity payout

      Pt   = current annuity payout

      i    = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

o You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

o You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

o     The GMIB - 6% Rising Floor will terminate on the date:

      -- you make a full withdrawal from the contract;

      -- a death benefit is payable; or

      -- you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 49

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.

o     There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                               GMIB
ANNIVERSARY              CONTRACT VALUE    PURCHASE PAYMENTS    6% RISING FLOOR    BENEFIT BASE
 1                       $  107,000        $    100,000         $   106,000
 2                          125,000             100,000             112,360
 3                          132,000             100,000             119,102
 4                          150,000             100,000             126,248
 5                           85,000             100,000             133,823
 6                          120,000             100,000             141,852
 7                          138,000             100,000             150,363        $ 150,363
 8                          152,000             100,000             159,388          159,388
 9                          139,000             100,000             168,948          168,948
10                          126,000             100,000             179,085          179,085
11                          138,000             100,000             189,830          189,830
12                          147,000             100,000             201,220          201,220
13                          215,000             100,000             213,293          215,000
14                          234,000             100,000             226,090          234,000
15                          240,000             100,000             239,655          240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                               MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                  PLAN A -            PLAN B -            PLAN D - JOINT AND
ANNIVERSARY                         GMIB               LIFE ANNUITY --    LIFE ANNUITY WITH       LAST SURVIVOR LIFE
AT EXERCISE                     BENEFIT BASE              NO REFUND       TEN YEARS CERTAIN      ANNUITY -- NO REFUND
10                       $179,085 (6% Rising Floor)    $     872.14       $     850.65           $      691.27
15                        240,000 (Contract Value)         1,346.40           1,286.40                1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                      PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                  CONTRACT     LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                   VALUE         NO REFUND         TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                       $    126,000     $      650.16      $      632.52         $      520.38
15                            240,000          1,416.00           1,351.20              1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


50 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                  PW X TV
      TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS = -------
                                                    CV

            PW    = the partial withdrawal including any applicable withdrawal charge or MVA.

            TV    = the target value on the date of (but prior to) the partial withdrawal.

            CV    = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

       PP =   total purchase payments and purchase payment credits.

    PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

      PP5 = purchase payments and purchase payment credits made in the prior five years.

              We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 51

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

o You may terminate the PCR within 30 days following the first rider anniversary.

o You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

o     The PCR will terminate on the date:

      -- you make a full withdrawal from the contract,

      -- that a death benefit is payable, or

      -- you choose to begin taking annuity payouts.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract

o     There are no additional purchase payments and no partial withdrawals

o     On Jan. 1, 2014, the contract value is $200,000

o We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 X (1.072)(TO THE POWER OF 10) = $101,000 X 2.00423 = $202,427.

      Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

      5% X (PP - PCRPW - PP5) = 0.05 X ($101,000 - 0 - 0) = $5,050.

      After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

o On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

o If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o     the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


52 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

      MAV death benefit (contract value):                                        $ 110,000
      plus the Benefit Protector benefit which equals 40% of earnings at death
         (MAV death benefit minus payments not previously withdrawn):
         0.40 X ($110,000 - $100,000) =                                             +4,000
                                                                                 ---------
      Total death benefit of:                                                    $ 114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

      MAV death benefit (MAV):                                                   $ 110,000
      plus the Benefit Protector benefit (40% of earnings at death):
         0.40 X ($110,000 - $100,000) =                                             +4,000
                                                                                 ---------
      Total death benefit of:                                                    $ 114,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

      MAV death benefit (MAV adjusted for partial withdrawals):                  $  57,619
      plus the Benefit Protector benefit (40% of earnings at death):
         0.40 X ($57,619 - $55,000) =                                               +1,048
                                                                                 ---------
      Total death benefit of:                                                    $  58,667

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

      MAV death benefit (contract value):                                        $ 200,000
      plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that
         are one or more years old)                                                +55,000
                                                                                 ---------
      Total death benefit of:                                                    $ 255,000


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 53

o On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

      MAV death benefit (contract value less any purchase payment credits
      added in the last 12 months):                                              $ 249,500
      plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that
         are one or more years old)                                                +55,000
                                                                                 ---------
      Total death benefit of:                                                    $ 304,500

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

      MAV death benefit (contract value):                                        $ 250,000
      plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)
         0.40 X ($250,000 - $105,000) =                                            +58,000
                                                                                 ---------
      Total death benefit of:                                                    $ 308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o     the benefits payable under the Benefit Protector described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE     PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                         0%                                          0%
Three and Four                     10%                                       3.75%
Five or more                       20%                                        7.5%


54 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

o     the applicable death benefit (see "Benefits in Case of Death"), plus:

                 IF YOU AND THE ANNUITANT ARE UNDER                             IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...                    OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One              Zero                                                           Zero
Two              40% X earnings at death (see above)                            15% X earnings at death
Three and Four   40% X (earnings at death + 25% of initial purchase payment*)   15% X (earnings at death + 25% of initial purchase
                                                                                payment*)
Five or more     40% X (earnings at death + 50% of initial purchase payment*)   15% X (earnings at death + 50% of initial purchase
                                                                                payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

         MAV death benefit (contract value):                                     $ 110,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
         0.40 X ($110,000 - $100,000) =                                             +4,000
                                                                                 ---------
      Total death benefit of:                                                    $ 114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

         MAV death benefit (MAV):                                                $ 110,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
         0.40 X ($110,000 - $100,000) =                                             +4,000
         plus 10% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.10 x $100,000 =                           +10,000
                                                                                 ---------
      Total death benefit of:                                                    $ 124,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

         MAV death benefit (MAV adjusted for partial withdrawals):               $  57,619
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
         0.40 X ($57,619 - $55,000) =                                               +1,048
         plus 10% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.10 X $55,000 =                             +5,500
                                                                                 ---------
      Total death benefit of:                                                    $  64,167

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 55

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

         MAV death benefit (contract value):                                     $ 200,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously
         withdrawn that are one or more years old                                  +55,000
         plus 20% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.20 X $55,000 =                            +11,000
                                                                                 ---------
         Total death benefit of:                                                 $ 266,000

o On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

         MAV death benefit (contract value less any purchase payment credits
         added in the last 12 months):                                           $ 249,500
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously
         withdrawn that are one or more years old                                  +55,000
         plus 20% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.20 X $55,000 =                            +11,000
                                                                                 ---------
      Total death benefit of:                                                    $ 315,500

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

         MAV death benefit (contract value):                                     $ 250,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
         0.40 X ($250,000 - $105,000) =                                            +58,000
         plus 20% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.20 X $55,000 =                            +11,000
                                                                                 ---------
      Total death benefit of:                                                    $ 319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


56 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o     the annuity payout plan you select;

o     the annuitant's age and, in most cases, sex;

o     the annuity table in the contract; and

o     the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 57

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.



58 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o     if it is allocable to an investment before Aug. 14, 1982; or


o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPs: If you receive taxable income as a result of an annuity payout or a withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 59

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien. State withholding also may be imposed on taxable distribution.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o     the payout is a RMD as defined required under the Code;

o     the payout is made on account of an eligible hardship; or

o     the payout is a corrective distribution.


In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o     Because of your death;

o     Because you become disabled (as defined in the Code);

o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o     To pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, EDB, GMIB, PCR, BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.





60 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o     the reserve held in each subaccount for your contract; divided by

o     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o     add new subaccounts;

o     combine any two or more subaccounts;

o     transfer assets to and from the subaccounts or the variable account; and

o     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 61

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.


We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.





62 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.


AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 63

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                        PW X RPA
   RPA ADJUSTED PARTIAL WITHDRAWALS  =  --------
                                           CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                        PW X EPA   EPA
   EPA ADJUSTED PARTIAL WITHDRAWALS  =  -------- X ---
                                           CV      RPA

       PW = the partial withdrawal including any applicable withdrawal charge or MVA.

       CV = the contract value on the date of (but prior to) the partial withdrawal.

      EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

o On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

o On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.

o     Contract values before any partial withdrawals are shown below.

o     On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

o On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE                                 TOTAL PURCHASE PAYMENTS   CONTRACT VALUE
------------------------------------------------------------------------------
Jan. 1, 2004                                 $100,000             $100,000
Jan. 1, 2005                                  100,000              110,000
Jan. 1, 2006                                  100,000              115,000
Jan. 1, 2007                                  100,000              120,000
Jan. 1, 2008                                  100,000              115,000
Jan. 1, 2009                                  100,000              120,000
Jan. 1, 2010                                  200,000              225,000
Jan. 1, 2011                                  200,000              230,000
Jan. 1, 2012                                  200,000              235,000
Jan. 1, 2013                                  200,000              230,000
Jan. 1, 2014                                  200,000              235,000


64 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2007:

      RPA before the partial withdrawal =                                         RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                $10,000 X $100,000
      minus the RPA adjusted partial withdrawals for all previous                 ------------------ = $8,333
      partial withdrawals = $100,000 - 0 = $100,000                                    $120,000

For the second partial withdrawal on Jan. 1, 2012:

      RPA before the partial withdrawal =                                         RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                $10,000 X $191,667
      minus the RPA adjusted partial withdrawals for all previous                 ------------------ = $8,156
      partial withdrawals = $200,000 - $8,333 = $191,667                               $235,000

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:
      EPA before the partial withdrawal =                                         EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                $10,000 X $100,000   $100,000
      AND the five-year exclusion period minus the EPA adjusted                   ------------------ X -------- = $8,333
      partial withdrawals for all previous partial                                     $120,000        $100,000
      withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:

      EPA before the partial withdrawal =                                         EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                $10,000 X $91,667    $91,667
      AND the five-year exclusion period minus the EPA                            ----------------- X -------- X = $1,866
      adjusted partial withdrawals for all previous partial                            $235,000       $191,667
      withdrawals = $100,000 - $8,333 = $91,667

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,333 + $1,866 = $10,199


EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 65

APPENDIX B: CONDENSED FINANCIAL INFORMATION
(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                         2006     2005     2004     2003     2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $  1.15  $  1.10  $  1.00  $  0.76  $  1.00      --      --
Accumulation unit value at end of period                                 $  1.28  $  1.15  $  1.10  $  1.00  $  0.76      --      --
Number of accumulation units outstanding at end of period (000 omitted)      813      843      909      623      113      --      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/30/2002)
Accumulation unit value at beginning of period                           $  1.40  $  1.30  $  1.24  $  0.97  $  1.00      --      --
Accumulation unit value at end of period                                 $  1.47  $  1.40  $  1.30  $  1.24  $  0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)       11       11       11       12       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                           $  1.24  $  1.15  $  1.00  $  0.75  $  1.00      --      --
Accumulation unit value at end of period                                 $  1.43  $  1.24  $  1.15  $  1.00  $  0.75      --      --
Number of accumulation units outstanding at end of period (000 omitted)       59       56       51       62       30      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                           $  0.45  $  0.44  $  0.42  $  0.30  $  0.51  $ 0.69  $ 1.00
Accumulation unit value at end of period                                 $  0.48  $  0.45  $  0.44  $  0.42  $  0.30  $ 0.51  $ 0.69
Number of accumulation units outstanding at end of period (000 omitted)      482      552      588      655      372     364      44
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                           $  1.11  $  1.07  $  0.97  $  0.74  $  0.97  $ 0.97  $ 1.00
Accumulation unit value at end of period                                 $  1.28  $  1.11  $  1.07  $  0.97  $  0.74  $ 0.97  $ 0.97
Number of accumulation units outstanding at end of period (000 omitted)    1,482    1,471    1,573    1,510    1,341     640      31
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                           $  0.67  $  0.59  $  0.55  $  0.45  $  0.65  $ 0.80  $ 1.00
Accumulation unit value at end of period                                 $  0.66  $  0.67  $  0.59  $  0.55  $  0.45  $ 0.65  $ 0.80
Number of accumulation units outstanding at end of period (000 omitted)      934      882      881      893    1,003     741      47
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                           $  1.25  $  1.20  $  1.14  $  1.00  $  1.00      --      --
Accumulation unit value at end of period                                 $  1.36  $  1.25  $  1.20  $  1.14  $  1.00      --      --
Number of accumulation units outstanding at end of period (000 omitted)       59       48       40       30       10      --      --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                           $  1.11  $  1.10  $  1.07  $  1.04  $  1.00      --      --
Accumulation unit value at end of period                                 $  1.14  $  1.11  $  1.10  $  1.07  $  1.04      --      --
Number of accumulation units outstanding at end of period (000 omitted)      971      927      861      792      241      --      --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                           $  1.43  $  1.33  $  1.23  $  0.96  $  1.00      --      --
Accumulation unit value at end of period                                 $  1.59  $  1.43  $  1.33  $  1.23  $  0.96      --      --
Number of accumulation units outstanding at end of period (000 omitted)      584      567      267      152        3      --      --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                           $  1.60  $  1.52  $  1.35  $  0.99  $  1.00      --      --
Accumulation unit value at end of period                                 $  1.76  $  1.60  $  1.52  $  1.35  $  0.99      --      --
Number of accumulation units outstanding at end of period (000 omitted)      107      109       74       36        8      --      --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                           $  1.30  $  1.30  $  1.21  $  1.04  $  1.00      --      --
Accumulation unit value at end of period                                 $  1.40  $  1.30  $  1.30  $  1.21  $  1.04      --      --
Number of accumulation units outstanding at end of period (000 omitted)      294      297      327      252       95      --      --
------------------------------------------------------------------------------------------------------------------------------------



66 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                   2006   2005   2004   2003   2002   2001   2000
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                       $1.63  $1.42  $1.21  $0.93  $1.00     --     --
Accumulation unit value at end of period                                             $1.98  $1.63  $1.42  $1.21  $0.93     --     --
Number of accumulation units outstanding at end of period (000 omitted)                327    333    336    225     31     --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                       $1.45  $1.41  $1.33  $0.96  $1.00     --     --
Accumulation unit value at end of period                                             $1.52  $1.45  $1.41  $1.33  $0.96     --     --
Number of accumulation units outstanding at end of period (000 omitted)                462    480    368    237     86     --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                       $1.59  $1.45  $1.22  $0.95  $1.00     --     --
Accumulation unit value at end of period                                             $1.91  $1.59  $1.45  $1.22  $0.95     --     --
Number of accumulation units outstanding at end of period (000 omitted)                667    696    581    380     75     --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                       $1.31  $1.34  $1.25  $1.08  $1.00     --     --
Accumulation unit value at end of period                                             $1.37  $1.31  $1.34  $1.25  $1.08     --     --
Number of accumulation units outstanding at end of period (000 omitted)                465    487    470    285     --     --     --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                       $1.44  $1.25  $1.10  $0.86  $1.00     --     --
Accumulation unit value at end of period                                             $1.59  $1.44  $1.25  $1.10  $0.86     --     --
Number of accumulation units outstanding at end of period (000 omitted)              2,032  2,013  1,844  1,212    209     --     --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                       $1.05  $1.00  $0.98  $0.75  $1.00     --     --
Accumulation unit value at end of period                                             $1.10  $1.05  $1.00  $0.98  $0.75     --     --
Number of accumulation units outstanding at end of period (000 omitted)                130    135    139    127     18     --     --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                       $1.68  $1.43  $1.16  $0.85  $1.00     --     --
Accumulation unit value at end of period                                             $1.86  $1.68  $1.43  $1.16  $0.85     --     --
Number of accumulation units outstanding at end of period (000 omitted)                841    769    737    543     94     --     --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                       $1.38  $1.28  $1.05  $0.80  $1.00     --     --
Accumulation unit value at end of period                                             $1.60  $1.38  $1.28  $1.05  $0.80     --     --
Number of accumulation units outstanding at end of period (000 omitted)                313    315    231    169     24     --     --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                       $1.53  $1.40  $1.25  $1.01  $1.16  $1.09  $1.00
Accumulation unit value at end of period                                             $1.79  $1.53  $1.40  $1.25  $1.01  $1.16  $1.09
Number of accumulation units outstanding at end of period (000 omitted)              3,435  3,555  3,640  2,566    753     61     21
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                       $1.14  $1.05  $0.89  $0.68  $0.85  $1.02  $1.00
Accumulation unit value at end of period                                             $1.38  $1.14  $1.05  $0.89  $0.68  $0.85  $1.02
Number of accumulation units outstanding at end of period (000 omitted)              1,146  1,113  1,058    734    513    324     22
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                       $0.92  $0.89  $0.84  $0.64  $0.95  $1.01  $1.00
Accumulation unit value at end of period                                             $1.03  $0.92  $0.89  $0.84  $0.64  $0.95  $1.01
Number of accumulation units outstanding at end of period (000 omitted)                454    474    495    388    165    115     27
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                       $1.33  $1.31  $1.19  $1.04  $1.10  $1.12  $1.00
Accumulation unit value at end of period                                             $1.47  $1.33  $1.31  $1.19  $1.04  $1.10  $1.12
Number of accumulation units outstanding at end of period (000 omitted)              3,243  3,188  2,934  2,457  1,585    792     45
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (5/21/2002)
Accumulation unit value at beginning of period                                       $1.74  $1.51  $1.17  $0.87  $1.00     --     --
Accumulation unit value at end of period                                             $2.26  $1.74  $1.51  $1.17  $0.87     --     --
Number of accumulation units outstanding at end of period (000 omitted)                124     98     53     40     --     --     --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                       $1.11  $1.07  $1.01  $0.78  $1.00     --     --
Accumulation unit value at end of period                                             $1.19  $1.11  $1.07  $1.01  $0.78     --     --
Number of accumulation units outstanding at end of period (000 omitted)                339    399    377    130      9     --     --
------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 67

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                   2006   2005   2004   2003   2002   2001   2000
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                       $1.44  $1.28  $1.09  $0.77  $1.00     --     --
Accumulation unit value at end of period                                             $1.68  $1.44  $1.28  $1.09  $0.77     --     --
Number of accumulation units outstanding at end of period (000 omitted)                376    391    303    154     25     --     --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                       $1.45  $1.34  $1.13  $0.79  $1.00     --     --
Accumulation unit value at end of period                                             $1.65  $1.45  $1.34  $1.13  $0.79     --     --
Number of accumulation units outstanding at end of period (000 omitted)                248    220    170    121     33     --     --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                       $1.31  $1.29  $1.20  $1.04  $1.00     --     --
Accumulation unit value at end of period                                             $1.39  $1.31  $1.29  $1.20  $1.04     --     --
Number of accumulation units outstanding at end of period (000 omitted)              1,600  1,586  1,442    995     38     --     --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                       $1.15  $1.10  $1.00  $0.79  $0.99  $1.07  $1.00
Accumulation unit value at end of period                                             $1.32  $1.15  $1.10  $1.00  $0.79  $0.99  $1.07
Number of accumulation units outstanding at end of period (000 omitted)                343    383    455    530    379    287     --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/30/2002)
Accumulation unit value at beginning of period                                       $1.36  $1.21  $1.14  $0.98  $1.00     --     --
Accumulation unit value at end of period                                             $1.38  $1.36  $1.21  $1.14  $0.98     --     --
Number of accumulation units outstanding at end of period (000 omitted)                 27     28     22     20     --     --     --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                                       $1.29  $1.17  $1.01  $0.80  $1.00     --     --
Accumulation unit value at end of period                                             $1.64  $1.29  $1.17  $1.01  $0.80     --     --
Number of accumulation units outstanding at end of period (000 omitted)                419    350    360    178     33     --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                                       $1.07  $1.05  $1.05  $1.06  $1.06  $1.03  $1.00
Accumulation unit value at end of period                                             $1.10  $1.07  $1.05  $1.05  $1.06  $1.06  $1.03
Number of accumulation units outstanding at end of period (000 omitted)                646    695    691    813    697    554     53
* The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 3.50% and
  3.56%, respectively.
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/21/2002)
Accumulation unit value at beginning of period                                       $1.13  $1.11  $1.08  $1.04  $1.00     --     --
Accumulation unit value at end of period                                             $1.16  $1.13  $1.11  $1.08  $1.04     --     --
Number of accumulation units outstanding at end of period (000 omitted)              1,120  1,133  1,115    572     63     --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/21/2002)
Accumulation unit value at beginning of period                                       $1.44  $1.28  $1.10  $0.78  $1.00     --     --
Accumulation unit value at end of period                                             $1.71  $1.44  $1.28  $1.10  $0.78     --     --
Number of accumulation units outstanding at end of period (000 omitted)                367    326    294    140     26     --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/17/2006)
Accumulation unit value at beginning of period                                       $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                                             $1.08     --     --     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)                377     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (8/30/2002)
Accumulation unit value at beginning of period                                       $1.46  $1.33  $1.24  $1.02  $1.00     --     --
Accumulation unit value at end of period                                             $1.44  $1.46  $1.33  $1.24  $1.02     --     --
Number of accumulation units outstanding at end of period (000 omitted)                  1      1      1      1     --     --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (5/30/2000)
Accumulation unit value at beginning of period                                       $1.18  $1.17  $1.17  $1.17  $1.11  $1.06  $1.00
Accumulation unit value at end of period                                             $1.21  $1.18  $1.17  $1.17  $1.17  $1.11  $1.06
Number of accumulation units outstanding at end of period (000 omitted)                861    873    916    849    645     30     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/21/2002)
Accumulation unit value at beginning of period                                       $1.34  $1.28  $1.08  $0.79  $1.00     --     --
Accumulation unit value at end of period                                             $1.59  $1.34  $1.28  $1.08  $0.79     --     --
Number of accumulation units outstanding at end of period (000 omitted)                 78     77     86     54     21     --     --
------------------------------------------------------------------------------------------------------------------------------------



68 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                2006      2005      2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (8/30/2002)
Accumulation unit value at beginning of period                 $   1.52   $  1.48   $  1.27   $  0.98   $  1.00        --        --
Accumulation unit value at end of period                       $   1.75   $  1.52   $  1.48   $  1.27   $  0.98        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                       125       144       139        57         1        --        --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO, CLASS II SHARES (8/30/2002)
Accumulation unit value at beginning of period                 $   1.49   $  1.38   $  1.22   $  0.96   $  1.00        --        --
Accumulation unit value at end of period                       $   1.72   $  1.49   $  1.38   $  1.22   $  0.96        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                       329       325       275        74         2        --        --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS I SHARES (8/30/2002)
Accumulation unit value at beginning of period                 $   2.05   $  1.77   $  1.31   $  0.96   $  1.00        --        --
Accumulation unit value at end of period                       $   2.80   $  2.05   $  1.77   $  1.31   $  0.96        --        --
Number of accumulation units outstanding at end of period
(000 omitted)                                                        39        45        22        18        --        --        --
------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 69

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                               2006      2005      2004      2003
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.52   $  1.46   $  1.35   $  1.00
Accumulation unit value at end of period                                                       $  1.68   $  1.52   $  1.46   $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                            164       179       110        27
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.44   $  1.35   $  1.30   $  1.00
Accumulation unit value at end of period                                                       $  1.50   $  1.44   $  1.35   $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                            425        51        40        --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.64   $  1.53   $  1.35   $  1.00
Accumulation unit value at end of period                                                       $  1.88   $  1.64   $  1.53   $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                             32        32        33         1
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.47   $  1.45   $  1.40   $  1.00
Accumulation unit value at end of period                                                       $  1.57   $  1.47   $  1.45   $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                             80        86        87         9
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.48   $  1.44   $  1.32   $  1.00
Accumulation unit value at end of period                                                       $  1.70   $  1.48   $  1.44   $  1.32
Number of accumulation units outstanding at end of period (000 omitted)                             31        31        30        47
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.49   $  1.32   $  1.24   $  1.00
Accumulation unit value at end of period                                                       $  1.45   $  1.49   $  1.32   $  1.24
Number of accumulation units outstanding at end of period (000 omitted)                             19        19        20         3
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.23   $  1.20   $  1.15   $  1.00
Accumulation unit value at end of period                                                       $  1.33   $  1.23   $  1.20   $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                             26        40        40        20
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.04   $  1.04   $  1.02   $  1.00
Accumulation unit value at end of period                                                       $  1.06   $  1.04   $  1.04   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                            370       418       306       185
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.49   $  1.40   $  1.31   $  1.00
Accumulation unit value at end of period                                                       $  1.65   $  1.49   $  1.40   $  1.31
Number of accumulation units outstanding at end of period (000 omitted)                            128       142        76        35
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.62   $  1.55   $  1.39   $  1.00
Accumulation unit value at end of period                                                       $  1.76   $  1.62   $  1.55   $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                             77        90        45        18
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.21   $  1.22   $  1.15   $  1.00
Accumulation unit value at end of period                                                       $  1.29   $  1.21   $  1.22   $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                            177       175       111        95
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.78   $  1.57   $  1.34   $  1.00
Accumulation unit value at end of period                                                       $  2.15   $  1.78   $  1.57   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                             78        64        45        28
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.49   $  1.47   $  1.40   $  1.00
Accumulation unit value at end of period                                                       $  1.55   $  1.49   $  1.47   $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                            142       154       113        29
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.67   $  1.54   $  1.31   $  1.00
Accumulation unit value at end of period                                                       $  1.99   $  1.67   $  1.54   $  1.31
Number of accumulation units outstanding at end of period (000 omitted)                            124       102       111        54
------------------------------------------------------------------------------------------------------------------------------------



70 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                               2006      2005      2004      2003
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.17   $  1.20   $  1.13   $  1.00
Accumulation unit value at end of period                                                       $  1.21   $  1.17   $  1.20   $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                            244       252       167        60
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.68   $  1.47   $  1.30   $  1.00
Accumulation unit value at end of period                                                       $  1.84   $  1.68   $  1.47   $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                          2,760     1,602       814       205
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.40   $  1.35   $  1.34   $  1.00
Accumulation unit value at end of period                                                       $  1.47   $  1.40   $  1.35   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                             13        21         7         5
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.96   $  1.69   $  1.38   $  1.00
Accumulation unit value at end of period                                                       $  2.16   $  1.96   $  1.69   $  1.38
Number of accumulation units outstanding at end of period (000 omitted)                            488       330       213       143
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.77   $  1.66   $  1.37   $  1.00
Accumulation unit value at end of period                                                       $  2.04   $  1.77   $  1.66   $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                             94        88        85        50
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.50   $  1.38   $  1.25   $  1.00
Accumulation unit value at end of period                                                       $  1.75   $  1.50   $  1.38   $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                            611       526       516       349
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.68   $  1.55   $  1.34   $  1.00
Accumulation unit value at end of period                                                       $  2.00   $  1.68   $  1.55   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                            186       154       105        44
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.43   $  1.39   $  1.33   $  1.00
Accumulation unit value at end of period                                                       $  1.59   $  1.43   $  1.39   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                             24        22        21        --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.28   $  1.27   $  1.17   $  1.00
Accumulation unit value at end of period                                                       $  1.40   $  1.28   $  1.27   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                            531       435       401       240
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.90   $  1.66   $  1.30   $  1.00
Accumulation unit value at end of period                                                       $  2.44   $  1.90   $  1.66   $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                             89        94        97        12
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.41   $  1.37   $  1.31   $  1.00
Accumulation unit value at end of period                                                       $  1.49   $  1.41   $  1.37   $  1.31
Number of accumulation units outstanding at end of period (000 omitted)                            314       284       126        59
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.90   $  1.70   $  1.46   $  1.00
Accumulation unit value at end of period                                                       $  2.19   $  1.90   $  1.70   $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                             42        15        12         4
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.81   $  1.68   $  1.44   $  1.00
Accumulation unit value at end of period                                                       $  2.04   $  1.81   $  1.68   $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                             30        40        33        29
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                 $  1.14   $  1.14   $  1.07   $  1.00
Accumulation unit value at end of period                                                       $  1.20   $  1.14   $  1.14   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                          2,256     1,716       851       141
------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 71

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                    2006    2005    2004    2003
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                        $1.45   $1.40   $1.29   $1.00
Accumulation unit value at end of period                                                              $1.65   $1.45   $1.40   $1.29
Number of accumulation units outstanding at end of period (000 omitted)                                   7       2       2      --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                        $1.38   $1.25   $1.19   $1.00
Accumulation unit value at end of period                                                              $1.40   $1.38   $1.25   $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                 167     158     148      10
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                        $1.69   $1.53   $1.34   $1.00
Accumulation unit value at end of period                                                              $2.12   $1.69   $1.53   $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                  53      51      54      41
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (1/29/2003)
Accumulation unit value at beginning of period                                                        $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                                                              $1.01   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                  91      70     179      55

* The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 2.67% and
  2.71%, respectively.
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (1/29/2003)
Accumulation unit value at beginning of period                                                        $1.05   $1.05   $1.02   $1.00
Accumulation unit value at end of period                                                              $1.07   $1.05   $1.05   $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                 547     165     169      63
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (1/29/2003)
Accumulation unit value at beginning of period                                                        $1.86   $1.67   $1.44   $1.00
Accumulation unit value at end of period                                                              $2.18   $1.86   $1.67   $1.44
Number of accumulation units outstanding at end of period (000 omitted)                               1,033     512      31       9
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.10   $1.05   $1.00      --
Accumulation unit value at end of period                                                              $1.24   $1.10   $1.05      --
Number of accumulation units outstanding at end of period (000 omitted)                               1,183   1,307     818      --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (1/29/2003)
Accumulation unit value at beginning of period                                                        $1.45   $1.35   $1.26   $1.00
Accumulation unit value at end of period                                                              $1.43   $1.45   $1.35   $1.26
Number of accumulation units outstanding at end of period (000 omitted)                                 158     161     118      --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (1/29/2003)
Accumulation unit value at beginning of period                                                        $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                                                              $1.00   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                 641     492     399     234
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (1/29/2003)
Accumulation unit value at beginning of period                                                        $1.71   $1.64   $1.40   $1.00
Accumulation unit value at end of period                                                              $2.02   $1.71   $1.64   $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                 648     720     337       3
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                        $1.53   $1.50   $1.30   $1.00
Accumulation unit value at end of period                                                              $1.75   $1.53   $1.50   $1.30
Number of accumulation units outstanding at end of period (000 omitted)                               1,995   1,445     538      25
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO, CLASS II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                        $1.55   $1.44   $1.29   $1.00
Accumulation unit value at end of period                                                              $1.77   $1.55   $1.44   $1.29
Number of accumulation units outstanding at end of period (000 omitted)                                  51      30      17       3
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS I SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                        $2.18   $1.90   $1.42   $1.00
Accumulation unit value at end of period                                                              $2.96   $2.18   $1.90   $1.42
Number of accumulation units outstanding at end of period (000 omitted)                                   6      --      12      12
-----------------------------------------------------------------------------------------------------------------------------------



72 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts ............................................  p. 3
Rating Agencies ........................................................  p. 4
Revenues Received During Calendar Year 2006 ............................  p. 4
Principal Underwriter ..................................................  p. 5
Independent Registered Public Accounting Firm ..........................  p. 5
Condensed Financial Information (Unaudited) ............................  p. 6
Financial Statements



EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY - PROSPECTUS 73

RIVERSOURCE [LOGO] (SM)
    ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


           RiverSource Distributors, Inc. (Distributor), Member NASD.
         Insurance and annuity products are issued by RiverSource Life
                               Insurance Company.


           (C) 2007 Ameriprise Financial, Inc. All rights reserved.


45272 L (5/07)

Prospectus

May 1, 2007

Wells Fargo

ADVANTAGE(R) SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

Issued by: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II

Dreyfus Investment Portfolios, Service Share Class

Dreyfus Variable Investment Fund, Service Share Class
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
   Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares

RiverSource(R) Variable Portfolio Funds

Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust
Wells Fargo Variable Trust

NEW WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

Please read the prospectuses carefully and keep them for future reference.

Contracts purchased prior to May 1, 2006 with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Purchase payment credits are not available on contracts purchased on or after May 1, 2006 in most states. Ask your investment professional whether purchase payment credits are available under your contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


1 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described herein by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS

KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          5
EXPENSE SUMMARY                                                                6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   12
FINANCIAL STATEMENTS                                                          12
THE VARIABLE ACCOUNT AND THE FUNDS                                            12
GUARANTEE PERIOD ACCOUNTS (GPAS)                                              22
THE FIXED ACCOUNT                                                             23
BUYING YOUR CONTRACT                                                          25
CHARGES                                                                       28
VALUING YOUR INVESTMENT                                                       33
MAKING THE MOST OF YOUR CONTRACT                                              35
WITHDRAWALS                                                                   45
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                          45
CHANGING OWNERSHIP                                                            46
BENEFITS IN CASE OF DEATH                                                     46
OPTIONAL BENEFITS                                                             49
THE ANNUITY PAYOUT PERIOD                                                     72
TAXES                                                                         74
VOTING RIGHTS                                                                 77
SUBSTITUTION OF INVESTMENTS                                                   77
ABOUT THE SERVICE PROVIDERS                                                   78
ADDITIONAL INFORMATION                                                        80
APPENDICES TABLE OF CONTENT AND CROSS-REFERENCE TABLE                         81
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                          82
APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE                   84
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES                                     85
APPENDIX D: EXAMPLE -- DEATH BENEFITS                                         88
APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER               91
APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER        93
APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER -- ADDITIONAL
   RMD DISCLOSURE                                                             95
APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE            97
APPENDIX I: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER -- ADDITIONAL RMD
   DISCLOSURE                                                                102
APPENDIX J: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER                103
APPENDIX K: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS                     105
APPENDIX L: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER             110
APPENDIX M: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER        112
APPENDIX N: CONDENSED FINANCIAL INFORMATION (UNAUDITED)                      114
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                 122

CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.

2 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: For contracts purchased prior to May 1, 2006 with a seven-year withdrawal charge schedule only, an addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment. Purchase payment credits are not be available on contracts purchased on or after May 1, 2006 in most states.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o    Roth IRAs under Section 408A of the Code

o    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


3 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


4 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement or similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among the:

o subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p.
     12)

o GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 22)

o one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 23)

o DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account"). (p. 24)

BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (p. 25)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 41)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59(1)/2) and may have other tax consequences. Certain other restrictions may apply. (p.
45)

OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of an model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (p. 49)


5 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 46)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (p. 72)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 74)

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

          SEVEN-YEAR SCHEDULE                       FIVE-YEAR SCHEDULE*
YEARS FROM PURCHASE   WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
  PAYMENT RECEIPT         PERCENTAGE        PAYMENT RECEIPT        PERCENTAGE
     1                        8%               1                        8%
     2                        8                2                        7
     3                        7                3                        6
     4                        7                4                        4
     5                        6                5                        2
     6                        5                Thereafter               0
     7                        3
     Thereafter               0

* The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


6 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                             AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:   YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                   5.90%                                7.40%
Five-year withdrawal charge schedule                    6.15%                                7.65%
NONQUALIFIED
Seven-year withdrawal charge schedule                   6.10%                                6.25%
Five-year withdrawal charge schedule                    7.70%                                7.85%

FOR ALL OTHER CONTRACTS

                                             AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:   YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                   6.00%                                7.50%
Five-year withdrawal charge schedule                    6.15%                                7.65%
NONQUALIFIED
Seven-year withdrawal charge schedule                   6.20%                                6.35%
Five-year withdrawal charge schedule                    7.70%                                7.85%

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

You must choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract's withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                           MORTALITY AND       VARIABLE ACCOUNT      TOTAL VARIABLE
                                         EXPENSE RISK FEE   ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP Death Benefit                              0.90%                0.15%                1.05%
MAV Death Benefit                              1.10                 0.15                 1.25
5% Accumulation Death Benefit                  1.25                 0.15                 1.40
Enhanced Death Benefit                         1.30                 0.15                 1.45
NONQUALIFIED ANNUITIES
ROP Death Benefit                              1.05                 0.15                 1.20
MAV Death Benefit                              1.25                 0.15                 1.40
5% Accumulation Death Benefit                  1.40                 0.15                 1.55
Enhanced Death Benefit                         1.45                 0.15                 1.60


7 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                  MORTALITY AND       VARIABLE ACCOUNT      TOTAL VARIABLE
                                EXPENSE RISK FEE   ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP Death Benefit                     1.00%                0.15%                1.15%
MAV Death Benefit                     1.20                 0.15                 1.35
5% Accumulation Death Benefit         1.35                 0.15                 1.50
Enhanced Death Benefit                1.40                 0.15                 1.55
Nonqualified annuities
ROP Death Benefit                     1.15                 0.15                 1.30
MAV Death Benefit                     1.35                 0.15                 1.50
5% Accumulation Death Benefit         1.50                 0.15                 1.65
Enhanced Death Benefit                1.55                 0.15                 1.70
FIVE-YEAR WITHDRAWAL CHARGE
   SCHEDULE FOR ALL CONTRACTS
QUALIFIED ANNUITIES
ROP Death Benefit                     1.20%                0.15%                1.35%
MAV Death Benefit                     1.40                 0.15                 1.55
5% Accumulation Death Benefit         1.55                 0.15                 1.70
Enhanced Death Benefit                1.60                 0.15                 1.75
Nonqualified annuities
ROP Death Benefit                     1.35                 0.15                 1.50
MAV Death Benefit                     1.55                 0.15                 1.70
5% Accumulation Death Benefit         1.70                 0.15                 1.85
Enhanced Death Benefit                1.75                 0.15                 1.90

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE   $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

Benefit Protector(SM) Death Benefit rider fee        0.25%
Benefit Protector(SM) Plus Death Benefit rider fee   0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select ONE of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE   MAXIMUM: 1.75%   CURRENT: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE   MAXIMUM: 1.50%   CURRENT: 0.65%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE   MAXIMUM: 1.50%   CURRENT: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE          MAXIMUM: 1.50%   CURRENT: 0.30%(1)
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION
BENEFIT BASE RIDER FEE                              MAXIMUM: 1.75%   CURRENT: 0.60%(1)
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5%
ACCUMULATION BENEFIT BASE RIDER FEE                 MAXIMUM: 2.00%   CURRENT: 0.65%(1)

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) -For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base
     -- 0.75%.


8 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)

                                                                  MINIMUM   MAXIMUM

Total expenses before fee waivers and/or expense reimbursements    0.51%     1.51%

(a)  Each fund deducts management fees and other expenses from fund assets.
     Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted
     12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
     Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                             GROSS TOTAL
                                                                                MANAGEMENT  12b-1    OTHER     ANNUAL
                                                                                   FEES      FEES  EXPENSES   EXPENSES
AIM V.I. Capital Appreciation Fund, Series II Shares                               0.61%     0.25%   0.30%**    1.16%(1)
AIM V.I. Capital Development Fund, Series II Shares                                0.75      0.25    0.35**     1.35(1),(2)
AllianceBernstein VPS Growth and Income Portfolio (Class B)                        0.55      0.25    0.06       0.86
AllianceBernstein VPS International Value Portfolio (Class B)                      0.75      0.25    0.10       1.10
American Century VP Inflation Protection, Class II                                 0.49      0.25    0.01       0.75
American Century VP Value, Class II                                                0.83      0.25      --       1.08
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares          0.75      0.25    0.12**     1.12
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares            0.75      0.25    0.07       1.07
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                            0.57      0.25    0.09       0.91
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                  0.57      0.25    0.11       0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                                 0.72      0.25    0.16       1.13
FTVIPT Franklin Global Real Estate Securities Fund - Class 2                       0.47      0.25    0.03       0.75(3)
(previously FTVIPT Franklin Real Estate Fund - Class 2)
FTVIPT Franklin Income Securities Fund - Class 2                                   0.46      0.25    0.01       0.72
FTVIPT Templeton Global Income Securities Fund - Class 2                           0.56      0.25    0.16       0.97
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                        0.80        --    0.07       0.87(4)
Oppenheimer Global Securities Fund/VA, Service Shares                              0.62      0.25    0.04**     0.91(5)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                          0.72      0.25    0.03**     1.00(5)
Oppenheimer Strategic Bond Fund/VA, Service Shares                                 0.62      0.25    0.02**     0.89(5)
Putnam VT Health Sciences Fund - Class IB Shares                                   0.70      0.25    0.15**     1.10
Putnam VT Small Cap Value Fund - Class IB Shares                                   0.76      0.25    0.09**     1.10
RiverSource(R) Variable Portfolio - Diversified Bond Fund                          0.46      0.13    0.15**     0.74(6)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                 0.64      0.13    0.14**     0.91(6),(7)
RiverSource(R) Variable Portfolio - Emerging Markets Fund                          1.13      0.13    0.25**     1.51(6),(7)
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund     0.44      0.13    0.15**     0.72(6),(8)
RiverSource(R) Variable Portfolio - Growth Fund                                    0.71      0.13    0.17**     1.01(6),(7)
RiverSource(R) Variable Portfolio - High Yield Bond Fund                           0.59      0.13    0.16**     0.88(6)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                          0.57      0.13    0.13**     0.83(6),(7)

9 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                             GROSS TOTAL
                                                                                MANAGEMENT  12b-1    OTHER      ANNUAL
                                                                                   FEES      FEES  EXPENSES    EXPENSES
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                            0.60%     0.13%   0.15%**     0.88%(6),(7),(8)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                             0.22      0.13    0.16**      0.51(6),(8)
RiverSource(R) Variable Portfolio - Select Value Fund                              0.72      0.13    0.37**      1.22(6),(7),(8)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund            0.48      0.13    0.16**      0.77(6)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                           1.00      0.13    0.19**      1.32(6),(7),(8)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares               0.56      0.25    0.03        0.84
Wanger U.S. Smaller Companies                                                      0.90        --    0.05        0.95
Wells Fargo Advantage VT Asset Allocation Fund                                     0.55      0.25    0.22**      1.02(9)
Wells Fargo Advantage VT C&B Large Cap Value Fund                                  0.55      0.25    0.37**      1.17(9)
Wells Fargo Advantage VT Equity Income Fund                                        0.55      0.25    0.24**      1.04(9)
Wells Fargo Advantage VT International Core Fund                                   0.75      0.25    0.43**      1.43(9)
Wells Fargo Advantage VT Large Company Core Fund                                   0.55      0.25    0.39**      1.19(9)
Wells Fargo Advantage VT Large Company Growth Fund                                 0.55      0.25    0.24**      1.04(9)
Wells Fargo Advantage VT Money Market Fund                                         0.30      0.25    0.27**      0.82(9)
Wells Fargo Advantage VT Small Cap Growth Fund                                     0.75      0.25    0.23**      1.23(9)
Wells Fargo Advantage VT Total Return Bond Fund                                    0.45      0.25    0.25**      0.95(9)

* The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2) Through April 30, 2008, the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.34% for AIM V.I. Capital
     Development Fund, Series II Shares.

(3) The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended Dec. 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

(4) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
     Investment Adviser has voluntarily agreed to limit "Other expenses"
     (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares. The
     Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(5) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
     Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(6) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(7) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.10% for RiverSource(R)
     Variable Portfolio - Mid Cap Growth Fund, 0.06% for RiverSource(R)
     Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
     Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets
     Fund, 0.11% for RiverSource(R) Variable Portfolio - Growth Fund, 0.01%
     for RiverSource Variable(R) Portfolio - Large Cap Equity Fund and 0.05% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(8) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.72% for RiverSource(R) Variable Portfolio - Global
     Inflation Protected Securities Fund, 1.00% for RiverSource(R) Variable
     Portfolio - Mid Cap Growth Fund, 0.495% for RiverSource(R) Variable
     Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R) Variable
     Portfolio - Select Value Fund and 1.20% for RiverSource(R) Variable
     Portfolio - Small Cap Value Fund.

(9) The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements, net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation
     Fund, 1.00% for Wells Fargo Advantage VT C&B Large Cap Value Fund, 1.00% for Wells Fargo Advantage VT Equity Income Fund, 1.00% for Wells Fargo
     Advantage VT International Core Fund, 1.00% for Wells Fargo Advantage VT
     Large Company Core Fund, 1.00% for Wells Fargo Advantage VT Large Company
     Growth Fund, 0.75% for Wells Fargo Advantage VT Money Market Fund, 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund and 0.90% for Wells
     Fargo Advantage VT Total Return Bond Fund.

10 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                      IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                              IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                        AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR    3 YEARS    5 YEARS    10 YEARS   1 YEAR   3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or
after May 1, 2006 and if available
in your state                          $1,351.43  $2,380.65  $3,445.98  $5,924.87  $551.43  $1,680.65  $2,845.98  $5,924.87
Seven-year withdrawal charge schedule
for all other contracts                 1,361.68   2,410.15   3,492.94   6,006.89   561.68   1,710.15   2,892.94   6,006.89
Five-year withdrawal charge schedule    1,382.18   2,368.95   3,186.26   6,168.32   582.18   1,768.95   2,986.26   6,168.32

QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS   1 YEAR   3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or
after May 1, 2006 and if available
in your state                          $1,336.05  $2,336.29  $3,375.14  $5,800.20  $536.05  $1,636.29  $2,775.14  $5,800.20
Seven-year withdrawal charge schedule
   for all other contracts              1,346.30   2,365.88   3,422.42   5,883.53   546.30   1,665.88   2,822.42   5,883.53
Five-year withdrawal charge schedule    1,366.80   2,324.87   3,116.35   6,047.57   566.80   1,724.87   2,916.35   6,047.57

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                      IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                              IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                        AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR    3 YEARS    5 YEARS    10 YEARS   1 YEAR   3 YEARS    5 YEARS    10 YEARS


Seven-year withdrawal charge schedule
for contracts purchased on or
after May 1, 2006 and if available
in your state                          $  977.43  $1,249.64  $1,546.25  $2,055.28  $177.43   $549.64   $  946.25  $2,055.28
Seven-year withdrawal charge schedule
for all other contracts                   987.68   1,280.80   1,598.86   2,163.76   187.68    580.80      998.86   2,163.76
Five-year withdrawal charge schedule    1,008.18   1,242.94   1,303.44   2,377.55   208.18    642.94    1,103.44   2,377.55

QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS   1 YEAR   3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule
for contracts purchased on or
after May 1, 2006 and if available
in your state                          $  962.05  $1,202.77  $1,466.91  $1,890.55  $162.05   $502.77   $  866.91  $1,890.55
Seven-year withdrawal charge schedule
for all other contracts                   972.30   1,234.03   1,519.86   2,000.64   172.30    534.03      919.86   2,000.64
Five-year withdrawal charge schedule      992.80   1,196.36   1,225.09   2,217.60   192.80    596.36    1,025.09   2,217.60

(1) In these examples, the $40 contract administrative charge is estimated as a .021% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

11 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

You can find our unaudited condensed financial information for the subaccounts in Appendix N.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

     o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

     o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

     o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


12 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

     o PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Portfolio Funds are generally more profitable for us and our affiliates. (See "Revenues we receive from funds may create potential conflicts of interest.") These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

     o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

     o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

     o    REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
          INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

          Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

          The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


13 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

     o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

          o Compensating, training and educating investment professionals who sell the contracts.

          o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

          o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

          o Providing sub-transfer agency and shareholder servicing to contract owners.

          o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

          o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

          o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

          o Subaccounting, transaction processing, recordkeeping and administration.

     o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

     o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


14 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                          INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------

AIM V.I. Capital                Growth of capital. Invests principally in common stocks    A I M Advisors, Inc.
Appreciation Fund, Series       of companies likely to benefit from new or innovative
II Shares                       products, services or processes as well as those with
                                above-average long-term growth and excellent prospects
                                for future growth. The fund can invest up to 25% of its
                                total assets in foreign securities that involve risks
                                not associated with investing solely in the United
                                States.

AIM V.I. Capital                Long-term growth of capital. Invests primarily in          A I M Advisors, Inc.
Development Fund, Series II     securities (including common stocks, convertible
Shares                          securities and bonds) of small- and medium-sized
                                companies. The Fund may invest up to 25% of its total
                                assets in foreign securities.

AllianceBernstein VPS           Long-term growth of capital. Invests primarily in the      AllianceBernstein L.P.
Growth and Income Portfolio     equity securities of domestic companies that the Advisor
(Class B)                       deems to be undervalued.

AllianceBernstein VPS           Long-term growth of capital. Invests primarily in a        AllianceBernstein L.P.
International Value             diversified portfolio of equity securities of
Portfolio (Class B)             established companies selected from more than 40
                                industries and from more than 40 developed and emerging
                                market countries.

American Century VP             Long-term total return. To protect against U.S.            American Century Investment
Inflation Protection,           inflation.                                                 Management, Inc.
Class II

American Century VP Value,      Long-term capital growth, with income as a secondary       American Century Investment
Class II                        objective. Invests primarily in stocks of companies that   Management, Inc.
                                management believes to be undervalued at the time of
                                purchase.

Dreyfus Investment              Capital appreciation. The portfolio invests, under         The Dreyfus Corporation
Portfolios Technology           normal circumstances, at least 80% of its assets in the
Growth Portfolio, Service       stocks of growth companies of any size that Dreyfus
Shares                          believes to be leading producers or beneficiaries of
                                technological innovation. Up to 25% of the portfolio's
                                assets may be in foreign securities. The portfolio's
                                stock investments may include common stocks, preferred
                                stocks and convertible securities.


15 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                          INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable                Long-term capital growth consistent with the               The Dreyfus Corporation - Fayez
Investment Fund                 preservation of capital. Its secondary goal is current     Sarofim & Co. is the portfolio's
Appreciation Portfolio,         income. To pursue these goals, the portfolio normally      sub-investment advisor
Service Shares                  invests at least 80% of its assets in common stocks. The
                                portfolio focuses on "blue chip" companies with total
                                market capitalizations of more than $5 billion at the
                                time of purchase, including multinational companies.
                                These established companies have demonstrated sustained
                                patterns of profitability, strong balance sheets, an
                                expanding global presence and the potential to achieve
                                predictable, above-average earnings growth.

Fidelity(R) VIP Contrafund(R)   Long-term capital appreciation. Normally invests           Fidelity Management & Research
Portfolio Service Class 2       primarily in common stocks. Invests in securities of       Company (FMR), investment manager;
                                companies whose value it believes is not fully             FMR U.K. and FMR Far East,
                                recognized by the public. Invests in either "growth"       sub-investment advisers.
                                stocks or "value" stocks or both. The fund invests in
                                domestic and foreign issuers.

Fidelity(R) VIP Mid Cap         Long-term growth of capital. Normally invests primarily    Fidelity Management & Research
Portfolio Service Class 2       in common stocks. Normally invests at least 80% of         Company (FMR), investment manager;
                                assets in securities of companies with medium market       FMR U.K., FMR Far East,
                                capitalizations. May invest in companies with smaller      sub-investment advisers.
                                or larger market capitalizations. Invests in domestic
                                and foreign issuers. The Fund invests in either "growth"
                                or "value" common stocks or both.

Fidelity(R) VIP Overseas        Long-term growth of capital. Normally invests primarily    Fidelity Management & Research
Portfolio Service Class 2       in common stocks of foreign securities. Normally invests   Company (FMR), investment manager;
                                at least 80% of assets in non-U.S. securities.             FMR U.K., FMR Far East,
                                                                                           Fidelity International Investment
                                                                                           Advisors (FIIA) and FIIA U.K.,
                                                                                           sub-investment advisers.

FTVIPT Franklin Global          High total return. The Fund normally invests at least      Franklin Templeton Institutional, LLC,
Real Estate Securities          80% of its net assets in investments of companies          adviser; Franklin Advisers, Inc.,
Fund - Class 2                  located anywhere in the world that operate in the real     subadviser
                                estate sector.
(previously FTVIPT
Franklin Real Estate
Fund - Class 2)

FTVIPT Franklin Income          Maximize income while maintaining prospects for capital    Franklin Advisers, Inc.
Securities Fund - Class 2       appreciation. The Fund normally invests in both equity
                                and debt securities. The Fund seeks income by investing
                                in corporate, foreign and U.S. Treasury bonds as well as
                                stocks with dividend yields the manager believes are
                                attractive.

FTVIPT Templeton Global         High current income consistent with preservation of        Franklin Advisers, Inc.
Income Securities Fund -        capital, with capital appreciation as a secondary
Class 2                         consideration. The Fund normally invests mainly in debt
                                securities of governments and their political
                                subdivisions and agencies, supranational organizations
                                and companies located anywhere in the world, including
                                emerging markets.


16 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                          INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Mid Cap       Long-term capital appreciation. The Fund invests, under    Goldman Sachs Asset Management, L.P.
Value Fund - Institutional      normal circumstances, at least 80% of its net assets
Shares                          plus any borrowings for investment purposes (measured at
                                time of purchase) ("Net Assets") in a diversified
                                portfolio of equity investments in mid-cap issuers with
                                public stock market capitalizations (based upon shares
                                available for trading on an unrestricted basis) within
                                the range of the market capitalization of companies
                                constituting the Russell Midcap(R) Value Index at the
                                time of investment. If the market capitalization of a
                                company held by the Fund moves outside this range, the
                                Fund may, but is not required to, sell the securities.
                                The capitalization range of the Russell Midcap(R) Value
                                Index is currently between $613 million and $18.3
                                billion. Although the Fund will invest primarily in
                                publicly traded U.S. securities, it may invest up to 25%
                                of its Net Assets in foreign securities, including
                                securities of issuers in countries with emerging markets
                                or economies ("emerging countries") and securities
                                quoted in foreign currencies. The Fund may invest in the
                                aggregate up to 20% of its Net Assets in companies with
                                public stock market capitalizations outside the range of
                                companies constituting the Russell Midcap(R) Value Index
                                at the time of investment and in fixed-income
                                securities, such as government, corporate and bank debt
                                obligations.

Oppenheimer Global              Long-term capital appreciation. Invests mainly in common   OppenheimerFunds, Inc.
Securities Fund/VA, Service     stocks of U.S. and foreign issuers that are
Shares                          "growth-type" companies, cyclical industries and special
                                situations that are considered to have appreciation
                                possibilities.

Oppenheimer Main Street         Capital appreciation. Invests mainly in common stocks of   OppenheimerFunds, Inc.
Small Cap Fund/VA, Service      small-capitalization U.S. companies that the fund's
Shares                          investment manager believes have favorable business
                                trends or prospects.

Oppenheimer Strategic Bond      High level of current income principally derived from      OppenheimerFunds, Inc.
Fund/VA, Service Shares         interest on debt securities. Invests mainly in three
                                market sectors: debt securities of foreign governments
                                and companies, U.S. government securities and
                                lower-rated high yield securities of U.S. and foreign
                                companies.

Putnam VT Health Sciences       Capital appreciation. The fund pursues its goal by         Putnam Investment Management, LLC
Fund - Class IB Shares          investing mainly in common stocks of companies in the
                                health sciences industries, with a focus on growth
                                stocks. Under normal circumstances, the fund invests at
                                least 80% of its net assets in securities of (a)
                                companies that derive at least 50% of their assets,
                                revenues or profits from the pharmaceutical, health care
                                services, applied research and development and medical
                                equipment and supplies industries, or (b) companies
                                Putnam Management thinks have the potential for growth
                                as a result of their particular products, technology,
                                patents or other market advantages in the health
                                sciences industries.


17 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                          INVESTMENT ADVISER
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

Putnam VT Small Cap             Capital appreciation. The fund pursues its goal by         Putnam Investment Management, LLC
Value Fund -                    investing mainly in common stocks of U.S. companies,
Class IB Shares                 with a focus on value stocks. Under normal
                                circumstances, the fund invests at least 80% of its net
                                assets in small companies of a size similar to those in
                                the Russell 2000 Value Index.

RiverSource Variable            High level of current income while attempting to           RiverSource Investments, LLC
Portfolio - Diversified         conserve the value of the investment for the longest
Bond Fund                       period of time. Under normal market conditions, the Fund
                                invests at least 80% of its net assets in bonds and
                                other debt securities. At least 50% of the Fund's net
                                assets will be invested in securities like those
                                included in the Lehman Brothers Aggregate Bond Index
                                (Index), which are investment grade and denominated in
                                U.S. dollars. The Index includes securities issued by
                                the U.S. government, corporate bonds and mortgage- and
                                asset-backed securities. Although the Fund emphasizes
                                high- and medium-quality debt securities, it will assume
                                some credit risk to achieve higher yield and/or capital
                                appreciation by buying lower-quality (junk) bonds.

RiverSource Variable            High level of current income and, as a secondary goal,     RiverSource Investments, LLC
Portfolio - Diversified         steady growth of capital. Under normal market
Equity Income Fund              conditions, the Fund invests at least 80% of its net
                                assets in dividend-paying common and preferred stocks.
                                The Fund may invest up to 25% of its total assets in
                                foreign investments.

RiverSource Variable            Long-term capital growth. The Fund's assets are            RiverSource Investments, LLC,
Portfolio - Emerging            primarily invested in equity securities of emerging        adviser; Threadneedle International
Markets Fund                    market companies. Under normal market conditions, at       Limited, an indirect wholly-owned
                                least 80% of the Fund's net assets will be invested in     subsidiary of Ameriprise Financial,
                                securities of companies that are located in emerging       subadviser.
                                market countries, or that earn 50% or more of their
                                total revenues from goods and services produced in
                                emerging market countries or from sales made in emerging
                                market countries.

RiverSource Variable            Total return that exceeds the rate of inflation over the   RiverSource Investments, LLC
Portfolio - Global              long-term. Non-diversified mutual fund that, under
Inflation                       normal market conditions, invests at least 80% of its
Protected Securities Fund       net assets in inflation-protected debt securities. These
                                securities include inflation-indexed bonds of varying
                                maturities issued by U.S. and foreign governments, their
                                agencies or instrumentalities, and corporations.

RiverSource Variable            Long-term capital growth. Invests primarily in common      RiverSource Investments, LLC
Portfolio - Growth Fund         stocks and securities convertible into common stocks
                                that appear to offer growth opportunities. These growth
                                opportunities could result from new management, market
                                developments, or technological superiority. The Fund may
                                invest up to 25% of its total assets in foreign
                                investments.


18 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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
INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
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

RiverSource Variable           High current income, with capital growth as a secondary     RiverSource Investments, LLC
Portfolio - High Yield         objective. Under normal market conditions, the Fund
Bond Fund                      invests at least 80% of its net assets in high-yielding,
                               high-risk corporate bonds (junk bonds) issued by U.S. and
                               foreign companies and governments.

RiverSource Variable           Capital appreciation. Under normal market conditions, the   RiverSource Investments, LLC
Portfolio - Large Cap          Fund invests at least 80% of its net assets in equity
Equity Fund                    securities of companies with market capitalization
                               greater than $5 billion at the time of purchase.

RiverSource Variable           Growth of capital. Under normal market conditions, the      RiverSource Investments, LLC
Portfolio - Mid Cap            Fund invests at least 80% of its net assets at the time
Growth Fund                    of purchase in equity securities of mid capitalization
                               companies. The investment manager defines mid-cap
                               companies as those whose market capitalization (number of
                               shares outstanding multiplied by the share price) falls
                               within the range of the Russell Midcap(R) Growth Index.

RiverSource Variable           Long-term capital appreciation. The Fund seeks to provide    RiverSource Investments, LLC
Portfolio - S&P 500            investment results that correspond to the total return
Index Fund                     (the combination of appreciation and income) of
                               large-capitalization stocks of U.S. companies. The Fund
                               invests in common stocks included in the Standard &
                               Poor's 500 Composite Stock Price Index (S&P 500).
                               The S&P 500 is made up primarily of large-capitalization
                               companies that represent a broad spectrum of the
                               U.S. economy.

RiverSource Variable           Long-term growth of capital. Invests primarily in equity    RiverSource Investments, LLC, adviser;
Portfolio - Select             securities of mid cap companies as well as companies with   Systematic Financial Management, L.P.
Value Fund                     larger and smaller market capitalizations. The Fund         and WEDGE Capital Management
                               considers mid-cap companies to be either those with a       L.L.P., subadvisers
                               market capitalization of up to $10 billion or those whose
                               market capitalization falls within range of the Russell
                               3000(R) Value Index.

RiverSource Variable           High level of current income and safety of principal        RiverSource Investments, LLC
Portfolio - Short Duration     consistent with investment in U.S. government and
U.S. Government Fund           government agency securities. Under normal market
                               conditions, at least 80% of the Fund's net assets are
                               invested in securities issued or guaranteed as to
                               principal and interest by the U.S. government, its
                               agencies or instrumentalities.

RiverSource Variable           Long-term capital appreciation. Under normal market         RiverSource Investments, LLC, adviser;
Portfolio - Small Cap          conditions, at least 80% of the Fund's net assets will be   River Road Asset Management, LLC,
Value Fund                     invested in small cap companies with market                 Donald Smith & Co., Inc., Franklin
                               capitalization, at the time of investment, of up to $2.5    Portfolio Associates LLC and Barrow,
                               billion or that fall within the range of the Russell        Hanley, Mewhinney & Strauss, Inc.,
                               2000(R) Value Index.                                        subadvisers.


19 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
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

Van Kampen Life                Capital growth and income through investments in equity     Van Kampen Asset Management
Investment Trust               securities, including common stocks, preferred stocks and
Comstock Portfolio,            securities convertible into common and preferred stocks.
Class II Shares                The Portfolio emphasizes value style of investing seeking
                               well-established, undervalued companies believed by the
                               Portfolio's investment adviser to possess the potential
                               for capital growth and income.

Wanger U.S. Smaller            Long-term growth of capital. Invests primarily in stocks    Columbia Wanger Asset
Companies                      of small- and medium-size U.S. companies with market        Management, L.P.
                               capitalizations of less than $5 billion at time of
                               initial purchase.

Wells Fargo Advantage          Long-term total return, consisting of capital               Wells Fargo Funds Management, LLC,
VT Asset Allocation Fund       appreciation and current income. We seek to achieve the     adviser; Wells Capital Management
                               Portfolio's investment objective by allocating 60% of its   Incorporated, subadviser.
                               assets to equity securities and 40% of its assets to
                               fixed income securities.

Wells Fargo Advantage          Maximum long-term total return (current income and          Wells Fargo Funds Management, LLC,
VT C&B Large Cap               capital appreciation) consistent with minimizing risk to    adviser; Cooke & Bieler, L.P.,
Value Fund                     principal. Invests principally in equity securities of      subadviser.
                               large-capitalization companies, which they define as
                               companies with market capitalizations of $3 billion or
                               more. We manage a relatively focused portfolio of 30 to
                               50 companies that enables them to provide adequate
                               diversification while allowing the composition and
                               performance of the portfolio to behave differently than
                               the market.

Wells Fargo Advantage          Long-term capital appreciation and dividend income.         Wells Fargo Funds Management, LLC,
VT Equity Income Fund          Invests principally in equity securities of large-          adviser; Wells Capital Management
                               capitalization companies, which we define as companies      Incorporated, subadviser.
                               with market capitalizations of $3 billion or more.

Wells Fargo Advantage          Long-term capital appreciation. Invests in equity           Wells Fargo Funds Management, LLC,
VT International Core Fund     securities of non-U.S. companies that we believe have       adviser; Wells Capital Management
                               strong growth potential and offer good value relative to    Incorporated, subadviser.
                               similar investments. We invest primarily in developed
                               countries, but may invest in emerging markets.

Wells Fargo Advantage          Total return comprised of long-term capital appreciation    Wells Fargo Funds Management, LLC,
VT Large Company               and current income. Invests principally in equity           adviser; Matrix Asset Advisors, Inc.,
Core Fund                      securities of approximately 30 to 50 large-capitalization   subadviser.
                               companies, the majority of which pay dividends.
                               Large-capitalization companies are defined as those with
                               market capitalizations of $3 billion or more. We may also
                               invest in equity securities of foreign issuers through
                               ADRs and similar investments.


20 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------

Wells Fargo Advantage          Long-term capital appreciation. Invests principally in      Wells Fargo Funds Management, LLC,
VT Large Company               equity securities, focusing on approximately 30 to 50       adviser; Peregrine Capital
Growth Fund                    large capitalization companies that we believe have         Management, Inc., subadviser.
                               favorable growth potential. However, we normally do not
                               invest more than 10% of the Fund's total assets in the
                               securities of a single issuer. We define
                               large-capitalization companies as those with market
                               capitalizations of $3 billion or more.

Wells Fargo Advantage          Current income, while preserving capital and liquidity.     Wells Fargo Funds Management, LLC,
VT Money Market Fund           We actively manage a portfolio of high-quality,             adviser; Wells Capital Management
                               short-term U.S. dollar-denominated money market             Incorporated, subadviser.
                               instruments. We will only purchase First Tier securities.
                               These investments may have fixed, floating, or variable
                               rates of interest and may be obligations of U.S. or
                               foreign issuers. We may invest more than 25% of the
                               Fund's total assets in U.S. dollar-denominated
                               obligations of U.S. banks. Our security selection is
                               based on several factors, including credit quality, yield
                               and maturity, while taking into account the Fund's
                               overall level of liquidity and average maturity.

Wells Fargo Advantage          Long-term capital appreciation. Invests principally in      Wells Fargo Funds Management, LLC,
VT Small Cap                   equity securities of small-capitalization companies that    adviser; Wells Capital Management
Growth Fund                    we believe have above-average growth potential. We define   Incorporated, subadviser.
                               small-capitalization companies as those with market
                               capitalizations at the time of purchase of less than $2
                               billion.

Wells Fargo Advantage          Total return consisting of income and capital               Wells Fargo Funds Management, LLC,
VT Total Return                appreciation. Invests principally in investment-grade       adviser; Wells Capital Management
Bond Fund                      debt securities, including U.S. Government obligations,     Incorporated, subadviser.
                               corporate bonds and mortgage- and asset-backed
                               securities. Under normal circumstances, we expect to
                               maintain an overall dollar-weighted average effective
                               duration range between 4 and 5 1/2 years.


21 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


22 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefits for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

o amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

o reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

o    amounts withdrawn for fees and charges; and

o    amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

              IF YOUR GPA RATE IS:                            THE MVA IS:
        Less than the new GPA rate + 0.10%                     Negative
        Equal to the new GPA rate + 0.10%                        Zero
        Greater than the new GPA rate + 0.10%                  Positive

For examples, see Appendix A.

THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

23 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF
AVAILABLE IN YOUR STATE)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

o    for the DCA fixed account and the one-year fixed account;

o    for the DCA fixed accounts with terms of differing length;

o for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

o for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

o for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

o    the DCA fixed account for a six month term;

o    the DCA fixed account for a twelve month term;

o    the Portfolio Navigator model portfolio in effect;

o if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

o to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

o    to the Portfolio Navigator model portfolio then in effect;

o if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


24 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

o GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

o    how you want to make purchase payments;

o    the length of the withdrawal charge schedule (5 or 7 years);

o    a beneficiary;

o    the optional Portfolio Navigator asset allocation program(1); and

o    one of the following Death Benefits:

     o    ROP Death Benefit;

     o    MAV Death Benefit(2);

     o    5% Accumulation Death Benefit(2); or

     o    Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

EITHER ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o    Accumulation Protector Benefit(SM) rider

o    Guarantor Withdrawal Benefit for Life(SM) rider(3),(4)

o    Income Assurer Benefit(SM) - MAV rider(5)

o    Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(5)

o Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(5)

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

o    Benefit Protector(SM) Death Benefit rider(6)

o    Benefit Protector(SM) Plus Death Benefit rider(6)

(1)  There is no additional charge for this feature.

(2) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) Available if you and the annuitant are age 80 or younger at contract issue.

(4) In those states where the Guarantor Withdrawal Benefit for Life(SM) rider is not available, you may select the Guarantor(SM) Withdrawal Benefit rider which is available if you and the annuitant are age 79 or younger at contract issue.

(5)  Available if the annuitant is age 75 or younger at contract issue.

(6) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


25 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2.

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


26 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT
   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
   $50 for SIPs
   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
   $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

Purchase payment credits are not available for:

o    contracts with a five-year withdrawal charge schedule.

o contracts with a seven-year withdrawal charge schedule where the contract was purchased on or after May 1, 2006, in most states. Ask your investment professional whether purchase payment credits are available under your contract.

All other contracts will receive a purchase payment credit on any purchase payment made to the contract. We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.


27 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED   QUALIFIED   NONQUALIFIED
ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE          ANNUITIES     ANNUITIES
ROP Death Benefit                                                  0.90%        1.05%
MAV Death Benefit                                                  1.10         1.25
5% Accumulation Death Benefit                                      1.25         1.40
Enhanced Death Benefit                                             1.30         1.45
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS
ROP Death Benefit                                                  1.00%        1.15%
MAV Death Benefit                                                  1.20         1.35
5% Accumulation Death Benefit                                      1.35         1.50
Enhanced Death Benefit                                             1.40         1.55
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                  1.20%        1.35%
MAV Death Benefit                                                  1.40         1.55
5% Accumulation Death Benefit                                      1.55         1.70
Enhanced Death Benefit                                             1.60         1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.


28 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o    10% of the contract value on the prior contract anniversary(1); or

o    current contract earnings.

CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The TFA is the greatest of:

o    10% of the contract value on the prior contract anniversary(1);

o    current contract earnings; or

o the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o    10% of the contract value on the prior contract anniversary(1);

o    current contract earnings; or

o    the Remaining Benefit Payment.

(1) We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.


29 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor Withdrawal Benefit for Life(SM) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period;* and

o    death benefits.

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds .(See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


30 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL LIVING BENEFITS

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary.

We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit for Life(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(SM) rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor Withdrawal Benefit for Life(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

31 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

THIS FEE INFORMATION APPLIES TO BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                            MAXIMUM    CURRENT
Income Assurer Benefit(SM) - MAV                                                1.50%     0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                       1.75      0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base     2.00      0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit (SM) - MAV -- 0.55%,
     Income Assurer Benefit (SM) - 5% Accumulation Benefit Base -- 0.70%; and
     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base
     -- 0.75%.

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

32 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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Currently the Income Assurer Benefit(SM) rider charge does not vary with the
Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) rider fee is calculated, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs

We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs;

o    plus any purchase payment credits allocated to the GPAs;

o    plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     -    Accumulation Protector Benefit(SM) rider;

     -    Guarantor Withdrawal Benefit for Life(SM) rider;

     -    Guarantor(SM) Withdrawal Benefit rider;

     -    Income Assurer Benefit(SM) rider;

     -    Benefit Protector(SM) rider; or

     -    Benefit Protector(SM) Plus rider.


33 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED
ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

o the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

o    plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    any purchase payment credits allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges;


34 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS and the deduction of a prorated portion of:

o    the contract administrative charge; and

o    the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o    changes in fund net asset value;

o    fund dividends distributed to the subaccounts;

o    fund capital gains or losses;

o    fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                     NUMBER
By investing an equal number               AMOUNT    ACCUMULATION   OF UNITS
of dollars each month             MONTH   INVESTED    UNIT VALUE    PURCHASED
                                   Jan      $100          $20         5.00
                                   Feb       100           18         5.56
you automatically buy
more units when the                Mar       100           17         5.88
per unit market price is low       Apr       100           15         6.67
                                   May       100           16         6.25
                                   Jun       100           18         5.56
                                   Jul       100           17         5.88
and fewer units
when the per unit                  Aug       100           19         5.26
market price is high.              Sept      100           21         4.76
                                   Oct       100           20         5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


35 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available for use through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program" below).

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.


36 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o    substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described above for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective (underlying fund), and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider (if available in your state, otherwise the Guarantor(SM) Withdrawal Benefit rider) or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts


37 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.

POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.

As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.


38 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

o no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the Guarantor Withdrawal Benefit for Life(SM) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.


39 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.

PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER: The Guarantor Withdrawal Benefit for Life(SM) rider requires that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life(SM) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: In those states where the Guarantor Withdrawal Benefit for Life(SM) rider is not available, you may purchase the Guarantor(SM) Withdrawal Benefit rider. Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.


40 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer
     Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider with your contract, you may elect to participate in the PN program.

You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.

TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs. the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").


41 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

o Once annuity payouts begin, you may not make any transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of any GPAs and DCA accounts.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


42 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we can not guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

43 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1    BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2    BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA fixed account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3    BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT
Transfers:   Contract value or entire account balance
Withdrawals: $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.


44 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan
E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o    payable to you;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     o the withdrawal amount includes a purchase payment check that has not cleared;

     o    the NYSE is closed, except for normal holiday and weekend closings;

     o    trading on the NYSE is restricted, according to SEC rules;

     o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     o the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

45 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     o    you are at least age 59 1/2;

     o    you are disabled as defined in the Code;

     o    you severed employment with the employer who purchased the contract;
          or

     o    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM), the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o    ROP Death Benefit;

o    MAV Death Benefit;

o    5% Accumulation Death Benefit; or

o    Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


46 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

     ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = PW x DB
                                                                                -------
                                                                                   CV

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.

          DB = the death benefit on the date of (but prior to) the partial withdrawal.

          CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

o plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

o minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

     5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = PWT x VAF
                                                                           ---------
                                                                               SV

          PWT = the amount transferred from the subaccounts or the DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts or the DCA fixed account.

          VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

          SV = value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.


47 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1.   contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.   contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3.   the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.   contract value;

2. total purchase payments and any purchase payment credits, minus adjusted partial withdrawals; or

3.   the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1.   contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals;

3.   the MAV on the date of death; or

4.   the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM), Guarantor Withdrawal Benefit for Life(SM) or Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


48 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM), Guarantor Withdrawal Benefit for Life(SM) or and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
     70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

     o payouts begin no later than one year following the year of your death; and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

ON THE BENEFIT DATE, IF:               THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
--------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation      The contract value is increased on the benefit date
Value (defined below) as determined    to equal the Minimum Contract Accumulation Value as
under the Accumulation Protector       determined under the Accumulation Protector
Benefit(SM) rider is greater than      Benefit(SM) rider on the benefit date.
your contract value,

The contract value is equal to or      Zero; in this case, the Accumulation Protector
greater than the Minimum Contract      Benefit(SM) rider ends without value and no benefit
Accumulation Value as determined       is payable.
under the Accumulation Protector
Benefit(SM) rider,

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.


49 WELLSFARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit riders or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.


50 WELLSFARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.   80% of the contract value on the contract anniversary; or

2.   the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

     The rider will terminate before the benefit date without paying a benefit on the date:

     o    you take a full withdrawal; or

     o    annuitization begins; or

     o    the contract terminates as a result of the death benefit being paid.

     The rider will terminate on the benefit date.

For an example, see Appendix E.


51 WELLSFARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The Guarantor Withdrawal Benefit for Life(SM) rider is an optional benefit that you may select for an additional annual charge if:

o    you purchase your contract on or after May 1, 2006(1);

o    the rider is available in your state; and

o you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life(SM) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(SM) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract --Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout before the annuity payouts begin and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you may take the following partial withdrawal amounts each contract year:

o After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

o During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

o During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;


52 WELLSFARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

     (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

          (i) THERE ARE MULTIPLE CONTRACT OWNERS -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

          (ii) THE OWNER AND THE ANNUITANT ARE NOT THE SAME PERSONS -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

     (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

     (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

     (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(SM) rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.


53 WELLSFARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59(1)/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(SM) rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(SM) rider, you may not elect an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider.

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(SM) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.

     For an example, see Appendix F.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ARE DESCRIBED BELOW:

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

o    AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBA that is associated with that RBA will also be set to zero.

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

     (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


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GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

o    AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBA initially set equal that payment's GBA to (the amount of the purchase payment).

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a) LESS THAN OR EQUAL TO THE TOTAL RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

     (b) IS GREATER THAN THE TOTAL RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

o    AT CONTRACT ISSUE -- the GBP is established as 7% of the GBA value.

o AT EACH CONTRACT ANNIVERSARY -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBP associated with that RBA will also be reset to zero.


55 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A
     STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a)  LESS THAN OR EQUAL TO THE TOTAL RBP -- the GBP remains unchanged.

     (b) IS GREATER THAN THE TOTAL RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWAL -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBP equal to that payment's GBP.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o AT SPOUSAL CONTINUATION -- (see "Spousal Option to Continue the Contract" heading below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the RBP associated with that RBA will also be reset to zero.

o WHEN YOU MAKE ANY PARTIAL WITHDRAWAL -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o THE LATER OF THE CONTRACT EFFECTIVE DATE OR THE CONTRACT ANNIVERSARY DATE FOLLOWING THE DATE THE COVERED PERSON REACHES AGE 65 --the ALP is established as 6% of the total RBA.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o AT CONTRACT OWNERSHIP CHANGE -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).


56 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A
     STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a)  LESS THAN OR EQUAL TO THE RALP -- the ALP remains unchanged.

     (b) IS GREATER THAN THE RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o THE LATER OF THE CONTRACT EFFECTIVE DATE OR THE CONTRACT ANNIVERSARY DATE FOLLOWING THE DATE THE COVERED PERSON REACHES AGE 65, AND:

     (a) DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is established equal to 6% of purchase payments.

     (b)  AT ANY OTHER TIME -- the RALP is established equal to the ALP.

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o    AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RALP is set equal to
     ALP.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

o WHEN YOU MAKE ANY PARTIAL WITHDRAWAL -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

o    The RMD is the life expectancy RMD for this contract alone, and

o The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix G for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

o    Only one step up is allowed each contract year.


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o    If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

o If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o    The total RBP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o    The RALP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

     (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(SM) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o    The GBA, RBA, and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to equal to the ALP less all prior withdrawals made in the current contract year, but never less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

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SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

o If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

     (a)  receive the remaining schedule of GBPs until the RBA equals zero; or

     (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

     We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

     (a)  the remaining schedule of GBPs until the RBA equals zero; or

     (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

     We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o    We will no longer accept additional purchase payments;

o    You will no longer be charged for the rider;

o    Any attached death benefit riders will terminate; and

o The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero, then the Guarantor Withdrawal Benefit for Life(SM) rider will terminate when the death benefit becomes payable (see "Benefits in Case of Death"). The beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

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If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to equal the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to equal the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

60 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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RIDER TERMINATION

The Guarantor Withdrawal Benefit for Life(SM) rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if(1):

o you purchase your contract on or after May 1, 2006(2) in those states where the Guarantor Withdrawal Benefit for Life(SM) rider is not available(3);

o you and the annuitant are 79 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.

(2) The disclosures in this section also apply to contract owners who purchased this rider on or after April 29, 2005. In previous disclosures, we have referred to this rider as Rider A.

     We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix H for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.

(3) Ask your investment professional if this rider is available in your state.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o    the guaranteed benefit amount will be adjusted as described below; and

o    the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

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You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor(SM) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program and Portfolio Navigator Asset Allocation Program.");

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59(1)/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;


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     b)   AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING
          THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     c) UNDER THE ORIGINAL RIDER IN A CONTRACT YEAR AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     c) UNDER THE ORIGINAL RIDER AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" above). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


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REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o If you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o If you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

o If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

o    The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.


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o    Only one step up is allowed each contract year.

o If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o    The RBP will be reset as follows:

     (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o    you will be paid according to the annuity payout option described above;

o    we will no longer accept additional purchase payments;

o    you will no longer be charged for the rider;

o    any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.


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If the contract value falls to zero and the RBA is depleted, the Guarantor(SM)
Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o    Income Assurer Benefit(SM) - MAV;

o    Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o    Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:

o you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program.");

o if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;

o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o the 10-year waiting period may be restarted if you elect to change the model portfolio to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");

o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday; and

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit for Life(SM), the Guarantor(SM) Withdrawal Benefit and the Accumulation Protector Benefit(SM) riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


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HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER
BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal, and

(b)  is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) -Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the waiting period;

o    the annuitant on the retirement date must be between 50 to 86 years old;
     and

o you can only take an annuity payment in one of the following annuity payout plans:

     Plan A -- Life Annuity - No Refund;

     Plan B -- Life Annuity with Ten or Twenty Years Certain;

     Plan D -- Joint and Last Survivor Life Annuity - No Refund;

            -- Joint and Last Survivor  Life Annuity with Twenty Years
               Certain; or

     Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.


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First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

     Pt-1 (1 + i) = Pt
     ------------
         1.05

          Pt-1 = prior annuity payout

          Pt   = current annuity payout

          i    = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.   contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.   contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


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INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.   contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and any purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from
     (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.


69 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.   the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.   the MAV (described above); or

4.   the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.   the MAV, less market value adjusted excluded payments (described above);
     or

4. the 5% variable account floor, less 5% adjusted excluded payments (described above).

For an example of how benefits under each Income Assurer Benefit rider are calculated, see Appendix K.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


70 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

For an example, see Appendix L.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the benefits payable under the Benefit plus: Protector(SM) described above,

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

CONTRACT         PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
YEAR             UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                      0%                                          0%

Three and Four                  10%                                       3.75%

Five or more                    20%                                        7.5%

Another way to describe the benefits Protector(SM) payable under the Benefit Plus rider is as follows:

o    the applicable death benefit, plus

CONTRACT                IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
YEAR                  AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One              Zero                                                 Zero

Two              40% x earnings at death (see above)                  15% x earnings at death

Three and Four   40% x (earnings at death + 25% of initial purchase   15% x (earnings at death + 25% of initial purchase
                 payment*)                                            payment*)

Five or more     40% x (earnings at death + 50% of initial purchase   15% x (earnings at death + 50% of initial purchase
                 payment*)                                            payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix M.


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THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract --Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM) rider.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


72 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    PLAN D

     o JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

     o JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").

o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor Withdrawal Benefit for Life Rider" or "Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


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TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59(1)/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


74 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

State withholding also may be imposed on taxable distributions.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

State withholding also may be imposed on taxable distributions.


75 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is a RMD as defined under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

76 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


77 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.5% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 0.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

     o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

     o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

     o    providing service to contract owners; and,

     o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including withdrawal charges; and,

o fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


78 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


79 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


80 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

                                  APPENDICES

                 TABLE OF CONTENTS AND CROSS-REFERENCE TABLE

APPENDIX NAME                                                          PAGE #

Appendix A: Example -- Market Value Adjustment (MVA)                   p.  82
Appendix B: Example -- Income Assurer Benefit(SM)Rider Fee             p.  84
Appendix C: Example -- Withdrawal Charges                              p.  85
Appendix D: Example -- Death Benefits                                  p.  88
Appendix E: Example -- Accumulation Protector Benefit(SM)Rider         p.  91
Appendix F: Example -- Guarantor Withdrawal Benefit for Life(SM)Rider  p.  93
Appendix G: Guarantor Withdrawal Benefit for Life(SM)Rider --
   Additional RMD Disclosure                                           p.  95
Appendix H: Example -- Guarantor(SM)Withdrawal Benefit --
   Rider B Disclosure                                                  p.  97
Appendix I: Guarantor(SM)Withdrawal Benefit Rider --
   Additional RMD Disclosure                                           p. 102
Appendix J: Example -- Guarantor(SM)Withdrawal Benefit Rider           p. 103
Appendix K: Example -- Income Assurer Benefit(SM)Riders                p. 105
Appendix L: Example -- Benefit Protector(SM)Death Benefit Rider        p. 110
Appendix M: Example -- Benefit Protector(SM)Plus Death Benefit Rider   p. 112
Appendix N: Condensed Financial Information (Unaudited)                p. 114


CROSS-REFERENCE                                                        PAGE #

Guarantee Period Accounts (GPAs)                                        p. 22
Charges -- Income Assurer Benefit(SM)Rider Fee                          p. 32
Charges -- Withdrawal Charges                                           p. 29
Benefits in Case of Death                                               p. 46
Optional Benefits -- Accumulation Protector Benefit(SM)Rider            p. 49
Optional Benefits -- Guarantor Withdrawal Benefit for Life(SM)Rider     p. 52
Optional Benefits -- Guarantor Withdrawal Benefit for Life(SM)Rider     p. 52
Optional Benefits -- Guarantor(SM)Withdrawal Benefit Rider              p. 61
Optional Benefits -- Guarantor(SM)Withdrawal Benefit Rider              p. 61
Optional Benefits -- Guarantor(SM)Withdrawal Benefit Rider              p. 61
Optional Benefits -- Income Assurer Benefit(SM)Riders                   p. 66
Optional Benefits -- Benefit Protector(SM)Death Benefit Rider           p. 70
Optional Benefits -- Benefit Protector(SM)Plus Death Benefit Rider      p. 71
Condensed Financial Information (Unaudited)                             p. 12


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and J through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


81 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                    1+i
     EARLY WITHDRAWAL AMOUNT x [(----------) (TO THE POWER OF n/12) -1] = MVA
                                  1+j+.001

     Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
           j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
           n = number of months remaining in the current Guarantee
               Period (rounded up).


82 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY--PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

               1.030
$1,000 x [(--------------) (TO THE POWER OF 84/12) -1] = -$39.84
            1+.035+.001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

               1.030
$1,000 x [(---------------) (TO THE POWER OF 84/12) -1] = $27.61
             1+.025+.001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


83 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM)RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM)RIDER FEE

ASSUMPTIONS:

o You purchase the contract with a payment of $50,000 on May 1, 2006. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

o on May 1, 2007 (the first contract anniversary) your total contract value is $55,545; and

o on May 1, 2008 (the second contract anniversary) your total contract value is $53,270.

WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM)ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM)- MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                  $ 50,000
Contract value on the second anniversary:                             $ 53,270
Maximum Anniversary Value:                                            $ 55,545
------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM)- MAV GUARANTEED INCOME BENEFIT BASE        $ 55,545

THE INCOME ASSURER BENEFIT(SM)- 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                  $ 50,000
Contract value on the second anniversary:                             $ 53,270
5% Variable Account Floor = 1.05 x 1.05 x $ 50,000                    $ 55,125
------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM)- 5% ACCUMULATION GUARANTEED INCOME BENEFIT
BASE                                                                  $ 55,125

THE INCOME ASSURER BENEFIT(SM)- GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                  $ 50,000
Contract value on the second anniversary:                             $ 53,270
Maximum Anniversary Value:                                            $ 55,545
5% Variable Account Floor = 1.05 x 1.05 x $50,000                     $ 55,125
------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM)- GREATER OF MAV OR 5% ACCUMULATION
GUARANTEED INCOME BENEFIT BASE                                        $ 55,545

THE INCOME ASSURER BENEFIT(SM)FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(SM) - MAV FEE =                                            .30% x $55,545 = $166.64
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                   .60% x $55,125 = $330.75
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE = .65% x $55,545 = $361.04


84 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.   First, in each contract year, we withdraw amounts totaling:

     o up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

     o up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life(SM) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

             PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


85 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o    We receive a single $50,000 purchase payment on May 1, 2006; and

o    the contract anniversary date is May 1 each year; and

o you withdraw the contract for its total value on Nov. 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o    you have made no withdrawals prior to Nov. 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                CONTRACT    CONTRACT
                                                                WITH GAIN   WITH LOSS
                   Contract Value at time of full withdrawal:  $60,000.00  $40,000.00
                   Contract Value on prior anniversary:         58,000.00   42,000.00
STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                      Current Contract Value:   60,000.00   40,000.00
                 less purchase payment still in the contract:   50,000.00   50,000.00
                                                               ----------  ----------
            Earnings in the contact (but not less than zero):   10,000.00        0.00
STEP 2. Next, we determine the Total Free Amount (TFA)
        available in the contract as the greatest of the
        following values:
                                    Earnings in the contract:   10,000.00        0.00
               10% of the prior anniversary's Contract Value:    5,800.00    4,200.00
                                                               ----------  ----------
                                                         TFA:   10,000.00    4,200.00
STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

        PPW = XSF + (ACV - XSF)/(CV - TFA) x (PPNPW - XSF)

          XSF = amount by which 10% of the prior
                anniversary's contract value exceeds earnings        0.00    4,200.00
          ACV = amount withdrawn in excess of earnings          50,000.00   40,000.00
           CV = total contract value just prior to current      60,000.00   40,000.00
                withdrawal
          TFA = from Step 2                                     10,000.00    4,200.00
        PPNPW = purchase payment not previously withdrawn       50,000.00   50,000.00
STEP 4. We then calculate the withdrawal charge as:
                                                         PPW:   50,000.00   50,000.00
                                                    less XSF:       (0.00)  (4,200.00)
                                                               ----------  ----------
                amount of PPW subject to a withdrawal charge:   50,000.00   45,800.00
                    multiplied by the withdrawal charge rate:       x 7.0%      x 7.0%
                                                               ----------  ----------
                                           withdrawal charge:    3,500.00    3,206.00
STEP 5. The value you will receive as a result of your full
        withdrawal is determined as:
                                    Contract Value withdrawn:   60,000.00   40,000.00
                                           WITHDRAWAL CHARGE:   (3,500.00)  (3,206.00)
             Contract charge (assessed upon full withdrawal):      (40.00)     (40.00)
                                                               ----------  ----------
                                NET FULL WITHDRAWAL PROCEEDS:  $56,460.00  $36,754.00


86 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE
SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o    We receive a single $50,000 purchase payment on May 1, 2006; and

o    the contract anniversary date is May 1 each year; and

o you request a partial withdrawal of $15,000 on Nov. 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o    you have made no withdrawals prior to Nov. 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                CONTRACT    CONTRACT
                                                                WITH GAIN   WITH LOSS
                Contract Value at time of partial withdrawal:  $60,000.00  $40,000.00
                         Contract Value on prior anniversary:   58,000.00   42,000.00
STEP 1. First, we determine the amount of earnings
        available in the contract at the time of withdrawal
        as:
                                      Current Contract Value:   60,000.00   40,000.00
                 less purchase payment still in the contract:   50,000.00   50,000.00
                                                               ----------  ----------
            Earnings in the contact (but not less than zero):   10,000.00        0.00
STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:
                                    Earnings in the contract:   10,000.00        0.00
               10% of the prior anniversary's Contract Value:    5,800.00    4,200.00
                                                               ----------  ----------
                                                         TFA:   10,000.00    4,200.00
STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW)
        as:

        PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

          XSF = amount by which 10% of the prior
                anniversary's contract value exceeds earnings        0.00    4,200.00
          ACV = amount withdrawn in excess of earnings           5,376.34   16,062.31
           CV = total contract value just prior to current
                withdrawal                                      60,000.00   40,000.00
          TFA = from Step 2                                     10,000.00    4,200.00
        PPNPW = purchase payment not previously withdrawn       50,000.00   50,000.00
STEP 4. We then calculate the withdrawal charge as:
                                                         PPW:    5,376.34   19,375.80
                                                    less XSF:       (0.00)  (4,200.00)
                                                               ----------  ----------
                amount of PPW subject to a withdrawal charge:    5,376.34   15,175.80
                    multiplied by the withdrawal charge rate:       x 7.0%      x 7.0%
                                                               ----------  ----------
                                           withdrawal charge:      376.34    1,062.31
STEP 5. The value you will receive as a result of your full
        withdrawal is determined as:
                                    Contract Value withdrawn:   15,376.34   16,062.31
                                           WITHDRAWAL CHARGE:     (376.34)  (1,062.31)
                                                               ----------  ----------
                                NET FULL WITHDRAWAL PROCEEDS:  $15,000.00  $15,000.00


87 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

o    You purchase the contract with a payment of $20,000 on July 1, 2006; and

o    on July 1, 2007 you make an additional purchase payment of $5,000; and

o on Oct. 1, 2007 the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and

o    on Oct. 1, 2008 the contract value grows to $23,000.

     WE CALCULATE THE ROP DEATH BENEFIT ON OCT. 1, 2008 AS FOLLOWS:

          Contract value at death:                                               $23,000.00
                                                                                 ==========
          Purchase payments minus adjusted partial withdrawals:
             Total purchase payments:                                            $25,000.00
             minus adjusted partial withdrawals calculated as:
             $1,500 x $25,000 =                                                   -1,704.54
             ----------------                                                    ----------
                  $22,000
             for a death benefit of:                                             $23,295.45
                                                                                 ==========
     THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                   $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

o    You purchase the contract with a payment of $25,000 on May 1, 2006; and

o on May 1, 2007 (the first contract anniversary) the contract value grows to $26,000; and

o on July 1, 2007 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

     WE CALCULATE THE MAV DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

     1.   CONTRACT VALUE AT DEATH:                                               $20,500.00
                                                                                 ==========
     2.   PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
             Total purchase payments:                                            $25,000.00
             minus adjusted partial withdrawals, calculated as:
             $1,500 x $25,000 =                                                   -1,704.55
             ----------------                                                    ----------
                  $22,000
             for a death benefit of:                                             $23,295.45
                                                                                 ==========
     3.   THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
             Greatest of your contract anniversary values:                       $26,000.00
             plus purchase payments made since the prior anniversary:                 +0.00
             minus the death benefit adjusted partial withdrawals, calculated as:
             $1,500 x $26,000 =                                                   -1,772.73
             ----------------                                                    ----------
                  $22,000

          for a death benefit of:                                                $24,227.27
                                                                                 ==========
     THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
     WHICH IS THE MAV:                                                                        $24,227.27
                                                                                              ----------


88 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

o on May 1, 2007 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2007, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:

     1.   CONTRACT VALUE AT DEATH:                                               $22,800.00
                                                                                 ==========
     2.   PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
             Total purchase payments:                                            $25,000.00
             minus adjusted partial withdrawals, calculated as:
             $1,500 x $25,000 =                                                   -1,543.21
             ----------------                                                    ----------
                  $24,300
             for a death benefit of:                                             $23,456.79
                                                                                 ==========
     3.   THE 5% VARIABLE ACCOUNT FLOOR:
             The variable account floor on May 1, 2007,
             calculated as: 1.05 x $20,000 =                                     $21,000.00
             plus amounts allocated to the subaccounts since that anniversary:        +0.00
             minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
             $1,500 x $21,000 =                                                   -1,657.89
             ----------------                                                    ----------
                  $19,000
             variable account floor benefit:                                     $19,342.11
             plus the GPA account value:                                          +5,300.00
                                                                                 ----------
             5% variable account floor (value of the GPA account,
             the one-year fixed account and the variable account floor):         $24,642.11

     THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE
     THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                    $24,642.11
                                                                                              ----------


89 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

o on May 1, 2007 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2007, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:

     1.   CONTRACT VALUE AT DEATH:                                               $22,800.00
                                                                                 ==========
     2.   PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
             Total purchase payments:                                            $25,000.00
             minus adjusted partial withdrawals, calculated as:
             $1,500 x $25,000 =                                                   -1,543.21
             ----------------                                                    ----------
                  $24,300
             for a death benefit of:                                             $23,456.79
                                                                                 ==========
     3.   THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
             The MAV on the immediately preceding anniversary:                   $25,000.00
             plus purchase payments made since that anniversary:                      +0.00
             minus adjusted partial withdrawals made since that
             anniversary, calculated as:
             $1,500 x $25,000 =                                                   -1,543.21
             ----------------                                                    ----------
                  $24,300
             for a MAV Death Benefit of:                                         $23,456.79
                                                                                 ==========
     4.   THE 5% VARIABLE ACCOUNT FLOOR:
             The variable account floor on May 1, 2007,
             calculated as: 1.05 x $20,000 =                                     $21,000.00
             plus amounts allocated to the subaccounts since that anniversary:        +0.00
             minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
             $1,500 x $21,000 =                                                   -1,657.89
             ----------------                                                    ----------
                  $19,000
             variable account floor benefit:                                     $19,342.11
             plus the GPA value:                                                  +5,300.00
             5% variable account floor (value of the GPAs,
             the one-year fixed account and the variable account floor):         $24,642.11
                                                                                 ==========
     ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES,
     WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                  $24,642.11
                                                                                              ----------


90 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

o    You purchase a contract with a payment of $125,000; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o    you do not change asset allocation models.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.



                                                       HYPOTHETICAL   HYPOTHETICAL
CONTRACT                               MCAV ADJUSTED     ASSUMED        ASSUMED
DURATION      PURCHASE     PARTIAL        PARTIAL        NET RATE       CONTRACT
IN YEARS      PAYMENTS   WITHDRAWALS    WITHDRAWAL      OF RETURN        VALUE         MCAV
At Issue      $125,000     $  N/A          $  N/A           N/A         $125,000     $125,000
1                    0          0               0          12.0%         140,000      125,000
2                    0          0               0          15.0%         161,000      128,800(2)
3                    0          0               0           3.0%         165,830      132,664(2)
4                    0          0               0          -8.0%         152,564      132,664
5                    0      2,000           2,046         -15.0%         127,679      130,618
6                    0          0               0          20.0%         153,215      130,618
7                    0          0               0          15.0%         176,197      140,958(2)
8                    0      5,000           4,444         -10.0%         153,577      136,513
9                    0          0               0         -20.0%         122,862      136,513
10(1)                0          0               0         -12.0%         108,118      136,513

(1)  The APB benefit date.

(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


91 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

o    You purchase a contract with a payment of $125,000; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

o    you do not change model portfolios.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.



                      YEARS                                   MCAV      HYPOTHETICAL   HYPOTHETICAL
CONTRACT           REMAINING IN                             ADJUSTED      ASSUMED        ASSUMED
DURATION            THE WAITING   PURCHASE     PARTIAL      PARTIAL       NET RATE       CONTRACT
IN YEARS              PERIOD      PAYMENTS   WITHDRAWALS   WITHDRAWAL    OF RETURN         VALUE        MCAV
At Issue                10        $125,000     $  N/A        $  N/A          N/A         $125,000     $125,000
1                       10(2)            0          0             0         12.0%         140,000      140,000(3)
2                       10(2)            0          0             0         15.0%         161,000      161,000(3)
3                       10(2)            0          0             0          3.0%         165,830      165,830(3)
4                        9               0          0             0         -8.0%         152,564      165,830
5                        8               0      2,000         2,558        -15.0%         127,679      163,272
6                        7               0          0             0         20.0%         153,215      163,272
7                       10(2)            0          0             0         15.0%         176,197      176,197(3)
8                        9               0      5,000         5,556        -10.0%         153,577      170,642
9                        8               0          0             0        -20.0%         122,862      170,642
10                       7               0          0             0        -12.0%         108,118      170,642
11                       6               0          0             0          3.0%         111,362      170,642
12                       5               0          0             0          4.0%         115,817      170,642
13                       4               0      7,500        10,524          5.0%         114,107      160,117
14                       3               0          0             0          6.0%         120,954      160,117
15                       2               0          0             0         -5.0%         114,906      160,117
16                       1               0          0             0        -11.0%         102,266      160,117
17(1)                    0               0          0             0         -3.0%          99,198      160,117

(1)  The APB benefit date.

(2)  The waiting period restarts when the elective step up is exercised.

(3) These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


92 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000.

o    You are the sole owner and also the annuitant. You are age 60.

o    You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                    HYPOTHETICAL
CONTRACT                               ASSUMED                BASIC WITHDRAWAL BENEFIT             LIFETIME WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     ----------------------------------------------  ---------------------------
IN YEARS   PAYMENTS   WITHDRAWALS      VALUE          GBA           RBA         GBP         RBP         ALP            RALP
At Issue   $100,000     $   N/A       $100,000     $100,000      $100,000      $7,000      $7,000      $  N/A         $  N/A
0.5               0       7,000         92,000      100,000        93,000       7,000           0         N/A            N/A
1                 0           0         91,000      100,000        93,000       7,000       7,000         N/A            N/A
1.5               0       7,000         83,000      100,000        86,000       7,000           0         N/A            N/A
2                 0           0         81,000      100,000        86,000       7,000       7,000         N/A            N/A
5                 0           0         75,000      100,000        86,000       7,000       7,000       5,160(1)       5,160(1)
5.5               0       5,160         70,000      100,000        80,840       7,000       1,840       5,160              0
6                 0           0         69,000      100,000        80,840       7,000       7,000       5,160          5,160
6.5               0       7,000         62,000      100,000        73,840       7,000           0       3,720(2)           0
7                 0           0         70,000      100,000        73,840       7,000       7,000       4,200          4,200
7.5               0      10,000         51,000       51,000(3)     51,000(3)    3,570           0       3,060(3)           0
8                 0           0         55,000       55,000        55,000       3,850       3,850       3,300          3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


93 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000.

o    You are the sole owner and also the annuitant. You are age 65.

o    You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                    HYPOTHETICAL
CONTRACT                               ASSUMED                BASIC WITHDRAWAL BENEFIT             LIFETIME WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     ----------------------------------------------  ---------------------------
IN YEARS   PAYMENTS   WITHDRAWALS      VALUE          GBA           RBA         GBP         RBP         ALP            RALP
At Issue   $100,000     $   N/A       $100,000     $100,000      $100,000      $7,000      $7,000      $6,000         $6,000
1                 0           0        105,000      105,000       105,000       7,350       7,000(1)    6,300          6,000(1)
2                 0           0        110,000      110,000       110,000       7,700       7,000(1)    6,600          6,000(1)
3                 0           0        110,000      110,000       110,000       7,700       7,700(2)    6,600          6,600(2)
3.5               0       6,600        110,000      110,000       103,400       7,700       1,100       6,600              0
4                 0           0        115,000      115,000       115,000       8,050       8,050       6,900          6,900
4.5               0       8,050        116,000      115,000       106,950       8,050           0       6,900(3)           0
5                 0           0        120,000      120,000       120,000       8,400       8,400       7,200          7,200
5.5               0      10,000        122,000      120,000(4)    110,000(4)    8,400           0       7,200(4)           0
6                 0           0        125,000      125,000       125,000       8,750       8,750       7,500          7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


94 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.

For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

     o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

     o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

     o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

     o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

     o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

     o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

     o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

     o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

     o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)  determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(SM) rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

          1.   an individual retirement annuity (Section 408(b));

          2.   a Roth individual retirement account (Section 408A);

          3.   a Simplified Employee Pension plan (Section 408(k));

          4.   a tax-sheltered annuity rollover (Section 403(b)).


95 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


96 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:

o    you purchased your contract prior to April 29, 2005(1),(2);

o    the rider was available in your state; and

o you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.

(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life(SM) and Guarantor(SM) Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o    the guaranteed benefit amount will be adjusted as described below; and

o    the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


97 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program and Portfolio Navigator Asset Allocation Program.");

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

     c) UNDER THE ORIGINAL RIDER IN A CONTRACT YEAR AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


98 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     c) UNDER THE ORIGINAL RIDER AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


99 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

The effective date of the elective step up is the contract anniversary.

o The RBA will be increased to an amount equal to the contract anniversary value.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

100 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o    The RBP will be reset as follows:

     (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o    you will be paid according to the annuity payout option described above;

o    we will no longer accept additional purchase payments;

o    you will no longer be charged for the rider;

o    any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.


101 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER -- ADDITIONAL RMD
DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor(SM) Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.

For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(SM) Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)  determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1.   an individual retirement annuity (Section 408(b));

     2.   a Roth individual retirement account (Section 408A);

     3.   a Simplified Employee Pension plan (Section 408(k));

     4.   a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


102 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H).

ASSUMPTION:

o    You purchase the contract with a payment of $100,000 on May 1, 2006.

     The Guaranteed Benefit Amount (GBA) equals your purchase payment:      $100,000
     The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
        0.07 x $100,000 =                                                   $  7,000
     The Remaining Benefit Amount (RBA) equals your purchase payment:       $100,000
     On May 1, 2007 the contract value grows to $110,000. You decide to step up your benefit.
     The RBA equals 100% of your contract value:                            $110,000
     The GBA equals 100% of your contract value:                            $110,000
     The GBP equals 7% of your stepped-up GBA:
        0.07 x $110,000 =                                                   $  7,700
     On Nov. 1, 2009 you decide to take a partial withdrawal of $7,700.
     You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
        $110,000 - $7,700 =                                                 $102,300
     The GBA equals the GBA immediately prior to the partial withdrawal:    $110,000
     The GBP equals 7% of your GBA:
        0.07 x $110,000 =                                                   $  7,700
     On May 1, 2010 you make an additional purchase payment of $50,000.
     The new RBA for the contract is equal to your prior RBA plus 100%
     of the additional purchase payment:
        $102,300 + $50,000 =                                                $152,300
     The new GBA for the contract is equal to your prior GBA plus 100%
     of the additional purchase payment:
        $110,000 + $50,000 =                                                $160,000
     The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
        $7,700 + $3,500 =                                                   $ 11,200
     On May 1, 2011 your contract value grows to $200,000. You decide to step up your benefit.
     The RBA equals 100% of your contract value:                            $200,000
     The GBA equals 100% of your contract value:                            $200,000
     The GBP equals 7% of your stepped-up GBA:
        0.07 x $200,000 =                                                   $ 14,000

103 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

     On Nov. 1, 2012 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
     $14,000 so your RBA gets reset to the lesser of:
        (1) your contract value immediately following the partial withdrawal;
           $230,000 - $20,000 =                                                 $210,000
        OR
        (2) your prior RBA less the amount of the partial withdrawal.
           $200,000 - $20,000 =                                                 $180,000
     Reset RBA = lesser of (1) or (2) =                                         $180,000
     The GBA gets reset to the lesser of:
        (1) your prior GBA                                                      $200,000
        OR
        (2) your contract value immediately following the partial withdrawal;
           $230,000 - $20,000 =                                                 $210,000
     Reset GBA = lesser of (1) or (2) =                                         $200,000
     The Reset GBP is equal to 7% of your Reset GBA:
        0.07 x $200,000 =                                                       $14,000
     On Nov. 1, 2013 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
     GBP of $14,000 so your RBA gets reset to the lesser of:
        (1) your contract value immediately following the partial withdrawal;
           $175,000 - $25,000 =                                                 $150,000
        OR
        (2) your prior RBA less the amount of the partial withdrawal.
           $180,000 - $25,000 =                                                 $155,000
     Reset RBA = lesser of (1) or (2) =                                         $150,000
     The GBA gets reset to the lesser of:
        (1) your prior GBA;                                                     $200,000
        OR
        (2) your contract value immediately following the partial withdrawal;
           $175,000 - $25,000 =                                                 $150,000
     Reset GBA = lesser of (1) or (2) =                                         $150,000
     The Reset GBP is equal to 7% of your Reset GBA:
        0.07 x $150,000 =                                                       $ 10,500

104 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000 on July 1, 2006; and

o you invest all contract value in the subaccounts (protected investment options); and

o you make no additional purchase payments, partial withdrawals or changes in model portfolios; and

o    the annuitant is male and age 55 at contract issue; and

o    the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

               ASSUMED                  MAXIMUM            GUARANTEED
 CONTRACT     CONTRACT   PURCHASE    ANNIVERSARY             INCOME
ANNIVERSARY     VALUE    PAYMENTS   VALUE (MAV)(1)   BENEFIT BASE - MAV(2)
--------------------------------------------------------------------------
      1       $108,000   $100,000      $108,000             $108,000
      2        125,000       none       125,000              125,000
      3        132,000       none       132,000              132,000
      4        150,000       none       150,000              150,000
      5         85,000       none       150,000              150,000
      6        121,000       none       150,000              150,000
      7        139,000       none       150,000              150,000
      8        153,000       none       153,000              153,000
      9        140,000       none       153,000              153,000
     10        174,000       none       174,000              174,000
     11        141,000       none       174,000              174,000
     12        148,000       none       174,000              174,000
     13        208,000       none       208,000              208,000
     14        198,000       none       208,000              208,000
     15        203,000       none       208,000              208,000

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


105 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                STANDARD PROVISIONS                                     IAB - MAV PROVISIONS
             ----------------------------------------------------------------------------------------------------------------
  CONTRACT                       NEW TABLE(1)         OLD TABLE(1)                       NEW TABLE(1)         OLD TABLE(1)
ANNIVERSARY      ASSUMED      PLAN B - LIFE WITH  PLAN B - LIFE WITH     IAB - MAV    PLAN B - LIFE WITH  PLAN B - LIFE WITH
AT EXERCISE  CONTRACT VALUE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)  BENEFIT BASE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------

     10          $174,000         $  772.56             $  774.30         $174,000         $  772.56           $  774.30
     11           141,000            641.55                642.96          174,000            791.70              793.44
     12           148,000            691.16                692.64          174,000            812.58              814.32
     13           208,000            996.32                998.40          208,000            996.32              998.40
     14           198,000            974.16                976.14          208,000          1,023.36            1,025.44
     15           203,000          1,025.15              1,027.18          208,000          1,050.40            1,052.48

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                  STANDARD PROVISIONS                                        IAB - MAV PROVISIONS
             ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                         NEW TABLE(1)           OLD TABLE(1)      IAB - MAV       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED         PLAN D - LAST          PLAN D - LAST       BENEFIT        PLAN D - LAST          PLAN D - LAST
AT EXERCISE  CONTRACT VALUE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)    BASE     SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------------------------------------------------------------

     10         $174,000            $629.88                $622.92          $174,000         $629.88                $622.92
     11          141,000             521.70                 516.06           174,000          643.80                 636.84
     12          148,000             559.44                 553.52           174,000          657.72                 650.76
     13          208,000             807.04                 796.64           208,000          807.04                 796.64
     14          198,000             786.06                 778.14           208,000          825.76                 817.44
     15          203,000             826.21                 818.09           208,000          846.56                 838.24

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


106 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                     GUARANTEED
                                                       INCOME
              ASSUMED                              BENEFIT BASE -
 CONTRACT    CONTRACT  PURCHASE  5% ACCUMULATION  5% ACCUMULATION
ANNIVERSARY    VALUE   PAYMENTS  BENEFIT BASE(1)  BENEFIT BASE(2)
-----------------------------------------------------------------
      1      $108,000  $100,000      $105,000        $108,000
      2       125,000      none       110,250         125,000
      3       132,000      none       115,763         132,000
      4       150,000      none       121,551         150,000
      5        85,000      none       127,628         127,628
      6       121,000      none       134,010         134,010
      7       139,000      none       140,710         140,710
      8       153,000      none       147,746         153,000
      9       140,000      none       155,133         155,133
     10       174,000      none       162,889         174,000
     11       141,000      none       171,034         171,034
     12       148,000      none       179,586         179,586
     13       208,000      none       188,565         208,000
     14       198,000      none       197,993         198,000
     15       203,000      none       207,893         207,893

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
     Income Benefit Base -5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                            STANDARD PROVISIONS                                  IAB - 5% RF PROVISIONS
             ----------------------------------------------------------------------------------------------------------------
 CONTRACT                        NEW TABLE(1)         OLD TABLE(1)                       NEW TABLE(1)         OLD TABLE(1)
ANNIVERSARY      ASSUMED     PLAN B - LIFE WITH   PLAN B - LIFE WITH    IAB - 5% RF  PLAN B - LIFE WITH   PLAN B - LIFE WITH
AT EXERCISE  CONTRACT VALUE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)  BENEFIT BASE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------

     10         $174,000          $  772.56            $  774.30         $174,000         $  772.56            $  774.30
     11          141,000             641.55               642.96          171,034            778.20               779.91
     12          148,000             691.16               692.64          179,586            838.66               840.46
     13          208,000             996.32               998.40          208,000            996.32               998.40
     14          198,000             974.16               976.14          198,000            974.16               976.14
     15          203,000           1,025.15             1,027.18          207,893          1,049.86             1,051.94

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


107  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                             STANDARD PROVISIONS                                    IAB - 5% RF PROVISIONS
             ------------------------------------------------------------------------------------------------------------------
  CONTRACT    ASSUMED        NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY  CONTRACT       PLAN D - LAST         PLAN D - LAST      IAB - 5% RF       PLAN D - LAST           PLAN D - LAST
AT EXERCISE    VALUE   SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------------------

     10      $174,000           $629.88               $622.92          $174,000            $629.88               $622.92
     11       141,000            521.70                516.06           171,034             632.83                625.98
     12       148,000            559.44                553.52           179,586             678.83                671.65
     13       208,000            807.04                796.64           208,000             807.04                796.64
     14       198,000            786.06                778.14           198,000             786.06                778.14
     15       203,000            826.21                818.09           207,893             846.12                837.81

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                       GUARANTEED
                                                                         INCOME
                                                                     BENEFIT BASE -
                                                                       GREATER OF
               ASSUMED                 MAXIMUM                          MAV OR 5%
 CONTRACT     CONTRACT   PURCHASE   ANNIVERSARY   5% ACCUMULATION     ACCUMULATION
ANNIVERSARY     VALUE    PAYMENTS     VALUE(1)    BENEFIT BASE(1)   BENEFIT BASE(2)
-----------------------------------------------------------------------------------
      1       $108,000   $100,000     $108,000        $105,000          $108,000
      2        125,000       none      125,000         110,250           125,000
      3        132,000       none      132,000         115,763           132,000
      4        150,000       none      150,000         121,551           150,000
      5         85,000       none      150,000         127,628           150,000
      6        121,000       none      150,000         134,010           150,000
      7        139,000       none      150,000         140,710           150,000
      8        153,000       none      153,000         147,746           153,000
      9        140,000       none      153,000         155,133           155,133
     10        174,000       none      174,000         162,889           174,000
     11        141,000       none      174,000         171,034           174,000
     12        148,000       none      174,000         179,586           179,586
     13        208,000       none      208,000         188,565           208,000
     14        198,000       none      208,000         197,993           208,000
     15        203,000       none      208,000         207,893           208,000

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)  The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
     Benefit Base is a calculated number, not an amount that can be withdrawn.
     The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
     Benefit Base does not create contract value or guarantee the performance of any investment option.


108 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                               STANDARD PROVISIONS                                    IAB - MAX PROVISIONS
              ---------------------------------------------------------------------------------------------------------------
  CONTRACT     ASSUMED       NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY   CONTRACT    PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - MAX    PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE    VALUE     10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------

    10        $174,000         $  772.56            $  774.30           $174,000          $  772.56            $  774.30
    11         141,000            641.55               642.96            174,000             791.70               793.44
    12         148,000            691.16               692.64            179,586             838.66               840.46
    13         208,000            996.32               998.40            208,000             996.32               998.40
    14         198,000            974.16               976.14            208,000           1,023.36             1,025.44
    15         203,000          1,025.15             1,027.18            208,000           1,050.40             1,052.48

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                  STANDARD PROVISIONS                                    IAB - MAX PROVISIONS
             ------------------------------------------------------------------------------------------------------------------
  CONTRACT    ASSUMED       NEW TABLE(1)           OLD TABLE(1)                         NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY  CONTRACT      PLAN D - LAST          PLAN D - LAST        IAB - MAX       PLAN D - LAST          PLAN D - LAST
AT EXERCISE    VALUE   SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------------------

    10       $174,000         $629.88                 $622.92          $174,000            $629.88               $622.92
    11        141,000          521.70                  516.06           174,000             643.80                636.84
    12        148,000          559.44                  553.52           179,586             678.83                671.65
    13        208,000          807.04                  796.64           208,000             807.04                796.64
    14        198,000          786.06                  778.14           208,000             825.76                817.44
    15        203,000          826.21                  818.09           208,000             846.56                838.24

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


109 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2006 and you and the annuitant are under age 70; and

o You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

     On Nov. 1, 2006 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on Nov. 1, 2006 equals the contract value $105,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

On May 1, 2007 the contract value grows to $110,000. The death benefit on May 1, 2007 equals:
   MAV Death Benefit (contract value):                                                               $110,000
   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
   0.40 x ($110,000 - $100,000) =                                                                      +4,000
                                                                                                     --------
Total death benefit of:                                                                              $114,000

On May 1, 2008 the contract value falls to $105,000. The death benefit on May 1, 2008 equals:
   MAV Death Benefit (MAV):                                                                          $110,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
   0.40 x ($110,000 - $100,000) =                                                                      +4,000
                                                                                                     --------
Total death benefit of:                                                                              $114,000

On June 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of
$50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2008 equals:
   MAV Death Benefit (MAV adjusted for partial withdrawals):                                         $ 57,619
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
   0.40 x ($57,619 - $55,000) =                                                                        +1,048
                                                                                                     --------
Total death benefit of:                                                                              $ 58,667

On May 1, 2009 the contract value falls to $40,000. The death benefit on May 1, 2009 equals the death benefit on June 1, 2008. The reduction in contract value has no effect.
On May 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on May 1, 2015 equals:
   MAV Death Benefit (contract value):                                                               $200,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)                                               +55,000
                                                                                                     --------
Total death benefit of:                                                                              $255,000


110 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

On Nov. 1, 2015 you make an additional purchase payment of $50,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on Nov. 1, 2015 equals:
   MAV Death Benefit (contract value):                                                               $249,500
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)                                               +55,000
                                                                                                     --------
Total death benefit of:                                                                              $304,500
On Nov. 1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes. The death benefit on Nov. 1, 2016 equals:
   MAV Death Benefit (contract value):                                                               $250,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)
   0.40 x ($250,000 - $105,000) =                                                                     +58,000
                                                                                                     --------
Total death benefit on Nov. 1, 2016 of:                                                              $308,000


111 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2006 and you and the annuitant are under age 70. You select the MAV Death Benefit and the seven-year withdrawal charge schedule.

     On Nov. 1, 2006 the contract value grows to $105,000. The death benefit on Nov. 1, 2006 equals MAV Death Benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time. On May 1, 2007 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on May 1, 2007 equals:

          MAV Death Benefit (contract value):                                    $110,000
          plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
          (MAV rider minus payments not previously withdrawn):
          0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                                 --------
     Total death benefit of:                                                     $114,000

     On May 1, 2008 the contract value falls to $105,000. The death benefit on May 1, 2008 equals:

          MAV Death Benefit (MAV):                                               $110,000
          plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
          0.40 x ($110,000 - $100,000) =                                           +4,000
          plus 10% of purchase payments made within 60 days of contract issue
          and not previously withdrawn: 0.10 x $100,000 =                         +10,000
                                                                                 --------
     Total death benefit of:                                                     $124,000

     On June 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2008 equals:

          MAV Death Benefit (MAV adjusted for partial withdrawals):               $57,619
          plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
          0.40 x ($57,619 - $55,000) =                                             +1,048
          plus 10% of purchase payments made within 60 days of contract
          issue and not previously withdrawn: 0.10 x $55,000 =                     +5,500
                                                                                  -------
     Total death benefit of:                                                      $64,167

     On May 1, 2009 the contract value falls $40,000. The death benefit on May 1, 2009 equals the death benefit calculated on June 1, 2008. The reduction in contract value has no effect.


112 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

     On May 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on May 1, 2015 equals:

          MAV Death Benefit (contract value):                                    $200,000
          plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not
          previously withdrawn that are one or more years old                     +55,000
          plus 20% of purchase payments made within 60 days of contract issue
          and not previously withdrawn: 0.20 x $55,000 =                          +11,000
                                                                                 --------
     Total death benefit of:                                                     $266,000

     On Nov. 1, 2015 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on Nov. 1, 2015 equals:

          MAV Death Benefit (contract value):                                    $250,000
          plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not
          previously withdrawn that are one or more years old                     +55,000
          plus 20% of purchase payments made within 60 days of contract issue
          and not previously withdrawn: 0.20 x $55,000 =                          +11,000
                                                                                 --------
     Total death benefit of:                                                     $316,000

     On Nov. 1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old.
     The value of the Benefit Protector(SM) Plus remains constant. The death benefit on Nov. 1, 2016 equals:

          MAV Death Benefit (contract value):                                    $250,000
          plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously
          withdrawn): 0.40 x ($250,000 - $105,000) =                              +58,000
          plus 20% of purchase payments made within 60 days of contract issue
          and not previously withdrawn: 0.20 x $55,000 =                          +11,000
                                                                                 --------
     Total death benefit on Nov. 1, 2016 of:                                     $319,000


113 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX N: CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                     2006
---------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                   493
---------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)                    --
---------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                     3
---------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                 2,227
---------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                    --
---------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                    --
---------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 0.98
Number of accumulation units outstanding at end of period (000 omitted)                   950
---------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                    --
---------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                 9,751
---------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                 1,866
---------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                   434
---------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (5/1/2006)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                         $ 1.00
Accumulation unit value at end of period                                               $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                     1
---------------------------------------------------------------------------------------------

114 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                          2006
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                          6
--------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                      3,787
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                      3,150
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                          1
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                         20
--------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                      3,108
--------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                         --
--------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                      1,670
--------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)                      8,562
--------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                      5,812
--------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                      1,590
-----------------------------------------------------------------------------------------   ------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                      6,089
-----------------------------------------------------------------------------------------   ------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                         --
-----------------------------------------------------------------------------------------   ------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $ 1.00
Accumulation unit value at end of period                                                    $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                        761
-----------------------------------------------------------------------------------------   ------

115 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                2006
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                2
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)              239
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)            5,339
----------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)              306
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------

116 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                2006
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                1

*    THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO ADVANTAGE MONEY
     MARKET FUND AT DEC. 31, 2006 WERE 4.19% AND 4.27%, RESPECTIVELY.

----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (5/1/2006)
Accumulation unit value at beginning of period                                    $ 1.00
Accumulation unit value at end of period                                          $ 1.04
Number of accumulation units outstanding at end of period (000 omitted)            1,094
----------------------------------------------------------------------------------------

117 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                        2006      2005     2004
------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.13   $  1.06   $ 1.00
Accumulation unit value at end of period                                                $  1.18   $  1.13   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                   2,008         3        3
------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.18   $  1.10   $ 1.00
Accumulation unit value at end of period                                                $  1.35   $  1.18   $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                      19        19       12
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.11   $  1.08   $ 1.00
Accumulation unit value at end of period                                                $  1.27   $  1.11   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                     170       126       90
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.36   $  1.19   $ 1.00
Accumulation unit value at end of period                                                $  1.81   $  1.36   $ 1.19
Number of accumulation units outstanding at end of period (000 omitted)                  13,071     8,418    3,162
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.05   $  1.05   $ 1.00
Accumulation unit value at end of period                                                $  1.04   $  1.05   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                  24,580    21,086    7,249
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.12   $  1.09   $ 1.00
Accumulation unit value at end of period                                                $  1.30   $  1.12   $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                      29        15       26
------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.04   $  1.03   $ 1.00
Accumulation unit value at end of period                                                $  1.07   $  1.04   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                   6,310     2,901    1,117
------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.05   $  1.02   $ 1.00
Accumulation unit value at end of period                                                $  1.19   $  1.05   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                      67        71       72
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.27   $  1.11   $ 1.00
Accumulation unit value at end of period                                                $  1.38   $  1.27   $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                  45,962    19,309    6,485
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.40   $  1.21   $ 1.00
Accumulation unit value at end of period                                                $  1.55   $  1.40   $ 1.21
Number of accumulation units outstanding at end of period (000 omitted)                   6,670     2,154      194
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.28   $  1.10   $ 1.00
Accumulation unit value at end of period                                                $  1.48   $  1.28   $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                   5,282     5,025    3,210
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (4/30/2004)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                          $  1.50   $  1.34   $ 1.00
Accumulation unit value at end of period                                                $  1.77   $  1.50   $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                     270       252      119
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.12   $  1.12   $ 1.00
Accumulation unit value at end of period                                                $  1.30   $  1.12   $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                   1,382     1,066      516
------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                          $  1.10   $  1.16   $ 1.00
Accumulation unit value at end of period                                                $  1.22   $  1.10   $ 1.16
Number of accumulation units outstanding at end of period (000 omitted)                  18,800     7,744    2,656
------------------------------------------------------------------------------------------------------------------

118 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                            2006      2005      2004
-----------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.32   $  1.19   $  1.00
Accumulation unit value at end of period                                                    $  1.51   $  1.32   $  1.19
Number of accumulation units outstanding at end of period (000 omitted)                      14,517     6,833     2,746
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.29   $  1.15   $  1.00
Accumulation unit value at end of period                                                    $  1.48   $  1.29   $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                         209       177        72
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.25   $  1.16   $  1.00
Accumulation unit value at end of period                                                    $  1.41   $  1.25   $  1.16
Number of accumulation units outstanding at end of period (000 omitted)                          75        59        31
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.07   $  1.07   $  1.00
Accumulation unit value at end of period                                                    $  1.13   $  1.07   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                      20,731    11,203     4,674
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.14   $  1.03   $  1.00
Accumulation unit value at end of period                                                    $  1.15   $  1.14   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                         142       109        57
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.24   $  1.18   $  1.00
Accumulation unit value at end of period                                                    $  1.43   $  1.24   $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                       4,666        76        17
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.03   $  1.03   $  1.00
Accumulation unit value at end of period                                                    $  1.06   $  1.03   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                      27,709       237       220
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.29   $  1.15   $  1.00
Accumulation unit value at end of period                                                    $  1.51   $  1.29   $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                      25,297     8,506        34
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.53   $  1.17   $  1.00
Accumulation unit value at end of period                                                    $  2.01   $  1.53   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                       7,742     4,979     2,159
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $  1.00        --        --
Accumulation unit value at end of period                                                    $  1.02        --        --
Number of accumulation units outstanding at end of period (000 omitted)                      19,914        --        --
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.14   $  1.07   $  1.00
Accumulation unit value at end of period                                                    $  1.24   $  1.14   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                          38        38        --
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.10   $  1.08   $  1.00
Accumulation unit value at end of period                                                    $  1.20   $  1.10   $  1.08
Number of accumulation units outstanding at end of period (000 omitted)                       5,751     3,150       830
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.09   $  1.05   $  1.00
Accumulation unit value at end of period                                                    $  1.24   $  1.09   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                      11,734    14,054     9,019
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $  1.15   $  1.07   $  1.00
Accumulation unit value at end of period                                                    $  1.13   $  1.15   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                       1,023     1,088       697
-----------------------------------------------------------------------------------------------------------------------

119 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                      2006      2005     2004
----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.11   $  1.08   $ 1.00
Accumulation unit value at end of period                                              $  1.25   $  1.11   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                   142       132       48
----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.08   $  1.10   $ 1.00
Accumulation unit value at end of period                                              $  1.23   $  1.08   $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                    --        --       --
----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  0.99   $  1.00   $ 1.00
Accumulation unit value at end of period                                              $  1.01   $  0.99   $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                 3,802     1,781      218
----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.19   $  1.15   $ 1.00
Accumulation unit value at end of period                                              $  1.41   $  1.19   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                11,121    10,647    4,456
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.15   $  1.13   $ 1.00
Accumulation unit value at end of period                                              $  1.31   $  1.15   $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                41,096    23,606    8,260
----------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.26   $  1.15   $ 1.00
Accumulation unit value at end of period                                              $  1.33   $  1.26   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                 6,970     5,234    2,030
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.11   $  1.08   $ 1.00
Accumulation unit value at end of period                                              $  1.22   $  1.11   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                    --        --       --
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.09   $  1.08   $ 1.00
Accumulation unit value at end of period                                              $  1.31   $  1.09   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                    22         5       --
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.11   $  1.08   $ 1.00
Accumulation unit value at end of period                                              $  1.30   $  1.11   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                 1,229     1,587      971
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.19   $  1.10   $ 1.00
Accumulation unit value at end of period                                              $  1.41   $  1.19   $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                     1         1       --
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.02   $  1.06   $ 1.00
Accumulation unit value at end of period                                              $  1.15   $  1.02   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                    --        --       --
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.06   $  1.03   $ 1.00
Accumulation unit value at end of period                                              $  1.07   $  1.06   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                 4,839     3,400      848
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (4/30/2004)
Accumulation unit value at beginning of period                                        $  1.00   $  0.99   $ 1.00
Accumulation unit value at end of period                                              $  1.02   $  1.00   $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                   154        55       --

*    THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO ADVANTAGE MONEY
     MARKET FUND AT DEC. 31, 2006 WERE 3.37% AND 3.42%, RESPECTIVELY.
----------------------------------------------------------------------------------------------------------------

120 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                         2006     2005    2004
-------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                            $ 1.10   $ 1.06   $1.00
Accumulation unit value at end of period                                  $ 1.33   $ 1.10   $1.06
Number of accumulation units outstanding at end of period (000 omitted)        1        1       1
-------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                            $ 1.03   $ 1.03   $1.00
Accumulation unit value at end of period                                  $ 1.05   $ 1.03   $1.03
Number of accumulation units outstanding at end of period (000 omitted)    8,454    2,629     789
-------------------------------------------------------------------------------------------------

121 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                        p. 3
Rating Agencies                                    p. 4

Revenues Received During Calendar Year 2006        p. 4

Principal Underwriter                              p. 5
Independent Registered Public Accounting Firm      p. 5
Condensed Financial Information (Unaudited)        p. 6
Financial Statements


122 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

RIVERSOURCE(SM) [LOGO]
      ANNUITIES

RiverSource Life Insurance Company, Issuer
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

          RiverSource Distributors, Inc. (Distributor), Member NASD.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

            (c)2007 Ameriprise Financial, Inc. All rights reserved.

45302 G (5/07)

Part B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2007 filed electronically as Part B to Post-Effective Amendment No. 1 to Registration Statement No. 333-139760 on or about April 24, 2007, is incorporated by reference.

Part C.

Item 24. Financial Statements and Exhibits

(a)  Financial Statements included in Part B of this Registration Statement:

          American Enterprise Variable Annuity Account
          Report of Independent Registered Public Accounting Firm dated March 31, 2007
          Statements of Assets and Liabilities for the year ended Dec. 31, 2006 Statements of Operations for the year ended Dec. 31, 2006
          Statements of Changes in Net Assets for the two years ended Dec. 31, 2006
          Notes to Financial Statements

          IDS Life Insurance Company
          Report of Independent Registered Public Accounting Firm dated March 31, 2007
          Consolidated Statements of Assets and Liabilities the two years ended Dec. 31, 2006
          Consolidated Statements of Operations for the three years ended Dec. 31, 2006
          Consolidated Statements of Changes in Net Assets for the three years ended Dec. 31, 2006
          Notes to Consolidated Financial Statements

(b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit
          1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000 is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567 is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to American Enterprise Variable Annuity Account Post-Effective Amendment No. 7 to the Registration Statement No.333-92297 is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to American Enterprise Variable Annuity Account Post-Effective Amendment No. 3 to Registration Statement No. 333-73958 filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003 is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003, filed electronically as Exhibit 1.18 to Registrant's Post-Effective Amendment No. 15 to the Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

1.20 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically as Exhibit 1.20 to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 is incorporated by reference.

1.21 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is herein incorporated by reference.

2.        Not applicable.

3.1 Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan 2, 2007, is incorporated by reference.

3.2       Not applicable.

4.1 Form of Deferred Annuity Contract (form 240343) filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.1(a) Form of Deferred Annuity Contract Data Pages (form 240343) filed electronically as Exhibit 4.1(a) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.2 Form of Deferred Annuity Contract (form 272646) filed as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297, filed on or about Oct. 30, 2003 is incorporated by reference.

4.3       Form of Performance Credit Rider (form 240349) filed electronically as
          Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb 11, 2000, is incorporated by reference.

4.4 Form of Maximum Anniversary Value Death Benefit Rider (form 240346) filed electronically as Exhibit 4.3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.5 Form of Guaranteed Minimum Income Benefit Rider (form 240350) filed electronically as Exhibit 4.4 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.6       Form of Roth IRA Endorsement (form 43094) filed electronically as
          Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.7 Form of SEP-IRA (form 43433) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.8 Form of Benefit Protector(SM) Death Benefit Rider (form 271155) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.9 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 271156) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.10 Form of Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) (form 240186) filed electronically as Exhibit 4.2 to the American Express Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.11 Form of Enhanced Death Benefit Rider (form 44213) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about November 4, 1999, is incorporated by reference.

4.12 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.13      Form of Roth IRA Endorsement (form 272109) filed electronically as
          Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.14 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.15 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.16 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.17 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.18 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.19 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base)(form 272873) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.20 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.21 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit
          4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.22 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed electronically as Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.23 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.24      Form of Annuity Endorsement (form 273566) filed electronically as
          Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.25 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider) (Form 273959) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28,
          2006, is incorporated by reference.

4.26 Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed electronically as Exhibit 4.26 to Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 on or about Aug. 25, 2006 is incorporated by reference.

4.27 Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed electronically as Exhibit 4.27 to Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 on or about Aug. 25, 2006 is incorporated by reference.

4.28 Form of Contract Data Pages (form 240343-EDP) filed as Exhibit 4.28 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

4.29 Form of Annuity Contract - RVSL (form 273954) filed electronically as Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.30      Form of Annuity Contract - AEL (form 273954) filed electronically as
          Exhibit 4.38 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.31      Form of Contract Data Pages - RVSL (form 273954DPINN) filed as
          Exhibit 4.31 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

4.32 Form of Contract Data Pages - AEL (form 273954DPINN) filed as Exhibit 4.32 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

4.33      Form of TSA Endorsement - RVSL (form 272865) filed electronically as
          Exhibit 4.30 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.34      Form of TSA Endorsement- AEL (form 272865) filed electronically as
          Exhibit 4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.35 Form of 401 Plan Endorsement - RVSL (form 272866) filed electronically as Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.36 Form of 401 Plan Endorsement - AEL (form 272866) filed electronically as Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.37      Form of Unisex Endorsement (form 272867) filed electronically as
          Exhibit 4.34 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.38 Form of Pre-election endorsement (form 273566) filed electronically as Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 on or about Jan. 28, 2005 is incorporated by reference.

4.39      Form of MAV GMIB Rider - RVSL (form 273961) filed electronically as
          Exhibit 4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.40      Form of MAV GMIB Rider - AEL (form 273961) filed electronically as
          Exhibit 4.41 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.41      Form of 5% GMIB Rider - RVSL (form 273962) filed electronically as
          Exhibit 4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.42      Form of 5% GMIB Rider - AEL (form 273962) filed electronically as
          Exhibit 4.43 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.43 Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed electronically as Exhibit 4.44 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.44 Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed electronically as Exhibit 4.45 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.45 Form of Unisex Endorsement - RVSL (form 273964) filed electronically as Exhibit 4.46 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.46 Form of Unisex Endorsement - AEL (form 273964) filed electronically as Exhibit 4.47 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.47 Form of 5% Death Benefit Rider - RVSL (form 273965) filed electronically as Exhibit 4.48 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.48 Form of 5% Death Benefit Rider - AEL (form 273965) filed electronically as Exhibit 4.49 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.49 Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed electronically as Exhibit 4.50 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.50 Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed electronically as Exhibit 4.51 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.51 Form of Guaranteed Minimum Withdrawal Benefit Rider Single Life (form 273959-sg) filed electronically as Exhibit 4.51 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement No. 333-139763 on or about February 23, 2007, is incorporated by reference.

4.52 Form of Guaranteed Mimimum Withdrawal Benefit Rider Joint Life (form 273959-jt) filed electronically as Exhibit 4.52 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement No. 333-139763 on or about February 23, 2007, is incorporated by reference.

5.        Not applicable.

5.1       Not applicable.

5.2 Form of Variable Annuity Application - New Solutions (form 240344) filed electronically as Exhibit 5.2 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement No. 333-139763 on or about February 23, 2007, is incorporated by reference.

5.3 Form of Variable Annuity Application - Innovations (form 240195) filed as Exhibit 5.3 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.4 Form of Variable Annuity Application - EG New Solutions (form 240196) filed as Exhibit 5.4 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.5 Form of Variable Annuity Application - New Solutions (form 270238) filed as Exhibit 5.5 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.6 Form of Variable Annuity Application - EG New Solutions (form 271847) filed as Exhibit 5.6 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.7 Form of Variable Annuity Application - Innovations (form 271848) filed as Exhibit 5.7 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.8 Form of Variable Annuity Application - EG Essential (form 271852) filed as Exhibit 5.8 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.9 Form of Variable Annuity Application - Innovations Classic (form 272226) filed as Exhibit 5.9 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.10 Form of Variable Annuity Application - Innovations (form 272648) filed as Exhibit 5.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.11 Form of Variable Annuity Application - EG New Solutions (form 272649) filed as Exhibit 5.11 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.12 Form of Variable Annuity Application - EG Essential (form 272650) filed as Exhibit 5.12 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.13 Form of Variable Annuity Application - Innovations Classic (form 272651) filed as Exhibit 5.13 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.14 Form of Variable Annuity Application - WF Advantage Select et al (form 272880) filed as Exhibit 5.14 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.15 Form of Variable Annuity Application - Innovations Select (form 272885) filed as Exhibit 5.15 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.16 Form of Variable Annuity Application - EG New Solutions Select (form 272886) filed as Exhibit 5.16 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.17 Form of Variable Annuity Application - Innovations Classic Select (form 272888) filed as Exhibit 5.17 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.18 Form of Variable Annuity Application - Endeavor Select (form 273400) filed as Exhibit 5.18 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.19 Form of Variable Annuity Application - WF Advantage Select et al (form 273632) filed as Exhibit 5.19 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.20 Form of Variable Annuity Application - Innovations Select (form 273635) filed as Exhibit 5.20 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.21 Form of Variable Annuity Application - EG New Solutions Select (form 273637) filed as Exhibit 5.21 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.22 Form of Variable Annuity Application - Innovations Classic Select (form 273638) filed as Exhibit 5.22 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.23 Form of Variable Annuity Application - Endeavor Select (form 273640) filed as Exhibit 5.23 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.24 Form of Variable Annuity Application - WF Advantage Select et al - RVSL (form 273969) filed as Exhibit 5.24 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.25 Form of Variable Annuity Application - WF Advantage Select et al - AEL (form 273969) filed as Exhibit 5.25 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.26 Form of Variable Annuity Application - Innovations Select - RVSL (form 273971) filed as Exhibit 5.26 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.27 Form of Variable Annuity Application - Innovations Select - AEL (form 273971) filed as Exhibit 5.27 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.28 Form of Variable Annuity Application - Innovations Classic Select - RVSL (form 273972) filed as Exhibit 5.28 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.29 Form of Variable Annuity Application - Innovations Classic Select - AEL (form 273972) filed as Exhibit 5.29 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.30 Form of Variable Annuity Application - Endeavor Select et al - RVSL (form 273973) filed as Exhibit 5.30 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.31 Form of Variable Annuity Application - Endeavor Select et al - AEL (form 273973) filed as Exhibit 5.31 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account 10's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006 filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.        Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.3 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit
          8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.4 Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated July 15, 2002, filed electronically as
          Exhibit 8.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 8 to Registration Statement No. 333-92297 filed on or about October 21, 2002, is incorporated by reference.

8.5 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-139763, filed on or about April 24, 2007, is incorporated by reference.

8.6       Not applicable.

8.7 Copy of Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds, Corp. and American Enterprise Life Insurance Company, dated Jan. 16, 1995, filed electronically as Exhibit 8.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 33-54471 is incorporated by reference.

8.8 Copy of Participation Agreement among Oppenheimer Trust and American Enterprise Life Insurance Company, dated October 30, 1997, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated herein by reference.

8.9 Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company and Evergreen Variable Annuity Trust filed electronically as Exhibit 27(h) (6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.10 Copy of Fund Participation Agreement dated November 29, 2006, by and among STI Classic Variable Trust and American enterprise Life Insurance Company filed as Exhibit 8.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

8.11 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as
          Exhibit 8.26 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.12 Copy of Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and American Enterprise Life Insurance Company dated as of August 1, 2005 filed as Exhibit 8.15 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

8.13 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as
          Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.14 Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.17 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.15 Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.16 Form of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

8.17 Copy of Participation Agreement by and among Wells Fargo Variable Trust, RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Wells Fargo Funds Distributors, LLC dated Jan. 30, 2007, filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139762, on or about April 24, 2007, as incorporated by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Select Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Classic Select Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Classic Variable Annuity is filed electronically herewith.

10.5 Consent of Independent Registered Public Accounting Firm for RiverSource(R) New Solutions Variable Annuity is filed electronically herewith.

10.6 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Endeavor Select Variable Annuity is filed electronically herewith.

10.7 Consent of Independent Registered Public Accounting Firm for Evergreen Essential Variable Annuity is filed electronically herewith.

10.8 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Select Variable Annuity is filed electronically herewith.

10.9 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Variable Annuity is filed electronically herewith.

10.10 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Select(R) Variable Annuity is filed electronically herewith.

11.       None.

12.       Not applicable.

13.1 Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 2, 2007 is filed herewith.

Item 25. Directors and Officers of the Depositor RiverSource Life Insurance
---------------------------------------------------------------------------
Company
-------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------
Neysa M. Alecu                                         Anti-Money Laundering Officer

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Kent M. Bergene                                        Vice President - Affiliated Investments

Walter S. Berman                                       Vice President and Treasurer

Richard N. Bush                                        Senior Vice President - Corporate Tax

Pat H. Carey                                           Vice President-Fund Relations

Charles R. Caswell                                     Reinsurance Officer

Mark Gorham                                            Illustration Actuary

Jim Hamalainen                                         Vice President - Investments

Timothy J. Masek                                       Vice President - Investments

Michelle M. Keeley                                     Vice President - Investments

Brian J. McGrane                                       Director, Executive Vice President
                                                       and Chief Financial Officer

Thomas R. Moore                                        Secretary

Thomas W. Murphy                                       Vice President - Investments

Benji Orr                                              Deputy Anti-Money Laundering Officer

Kevin E. Palmer                                        Director, Vice President and Chief Actuary

Julie A. Ruether                                       Chief Compliance Officer - Separate Accounts
                                                       and Assistant Secretary

Bruce H. Saul                                          Assistant General Counsel and Assistant Secretary

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer

Heather M. Somers                                      Assistant General Counsel and Assistant Secretary

Bridget M. Sperl                                       Executive Vice President - Client
                                                       Service

David K. Stewart                                       Vice President and Controller

* Unless otherwise noted, the business address is 70100 Amerprise Financial Center,
  Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

Advisory Capital Strategies Group Inc.                                                    Minnesota
AEXP Affordable Housing Portfolio LLC                                                     Delaware
American Enterprise Investment Services Inc.                                              Minnesota
American Express Property Casualty Insurance Agency of Kentucky Inc.                      Kentucky
American Express Property Casualty Insurance Agency of Maryland Inc.                      Maryland
American Express Property Casualty Insurance Agency of Mississippi Inc.                   Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania Inc.                  Pennsylvania
Ameriprise Auto & Home Insurance Agency, Inc.                                             Wisconsin
Ameriprise Bank, FSB                                                                      United States of America
Ameriprise Certificate Company                                                            Delaware
Ameriprise Financial Services Inc.                                                        Delaware
Ameriprise India Private Limited                                                          India
Ameriprise Insurance Company                                                              Wisconsin
Ameriprise Trust Company                                                                  Minnesota
Amex Assurance Company                                                                    Illinois
Boston Equity General Partner LLC                                                         Delaware
IDS Cable Corporation                                                                     Minnesota
IDS Cable II Corporation                                                                  Minnesota
IDS Capital Holdings Inc.                                                                 Minnesota
IDS Futures Corporation                                                                   Minnesota
IDS Management Corporation                                                                Minnesota
IDS Partnership Services Corporation                                                      Minnesota
IDS Property Casualty Insurance Company                                                   Wisconsin
IDS Realty Corporation                                                                    Minnesota
IDS REO 1, LLC                                                                            Minnesota
IDS REO 2, LLC                                                                            Minnesota
Investors Syndicate Development Corp.                                                     Nevada
Kenwood Capital Management LLC (51.1% owned)                                              Delaware
MM Asset Management Ltd.                                                                  England
Realty Assets, Inc.                                                                       Nebraska
RiverSource Distributors, Inc.                                                            Delaware
RiverSource Investments LLC                                                               Minnesota
RiverSource Life Insurance Company                                                        Minnesota
RiverSource Life Insurance Co. of New York                                                New York
RiverSource Service Corporation                                                           Minnesota
RiverSource Tax Advantaged Investments, Inc.                                              Delaware
Securities America Advisors, Inc.                                                         Nebraska
Securities America Financial Corporation                                                  Nebraska
Securities America, Inc.                                                                  Nebraska
Threadneedle Asset Management Holdings Ltd.                                               England

Item 27.  Number of Contract owners

          As of Mar. 31, 2007 there were 58,856 nonqualified contracts and qualified contracts of contract holders.

Item 28.  Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter RiverSource Distributors Inc.

(a) RiverSource Distributors Inc. is the principal underwriter, depositor or sponsor for RiverSource Variable Annuity Account 1; RiverSource Account F; RiverSource Variable Annuity Fund A; RiverSource Variable Annuity Fund B; RiverSource Variable Account 10; RiverSource Account SBS; RiverSource MVA Account; RiverSource Account MGA; RiverSource Variable Life Separate Account; RiverSource Variable Life Account; RiverSource Account for Smith Barney; RiverSource of New York Variable Annuity Account 1; RiverSource of New York Variable Annuity Account 2; RiverSource of New York Account 4; RiverSource of New York Account 7; RiverSource of New York Account 8; RiverSource of New York Variable Annuity Account; RiverSource of New York Account SBS; RiverSource California Tax-Exempt Trust; RiverSource Bond Series, Inc.; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Retirement Series Trust; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust, Inc.; RiverSource Strategic Allocation Series, Inc.; RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; Ameriprise Certificate Company.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Neysa M. Alecu                        Anti-Money Laundering Officer

     Gumer C. Alvero                       Director

     Patrick Bannigan                      Senior Vice President -
                                           Asset Management, Products &
                                           Marketing Group

     Timothy V. Bechtold                   Director

     Patrick H. Carey                      Vice President - Fund Relationship

     Paul J. Dolan                         Chief Operating Officer,
                                           Chief Administrative Officer

     Jeffrey P. Fox                        Chief Financial Officer

     Martin T. Griffin                     President-Outside Distribution

     Richard Laiderman                     Treasurer

     Jeffrey McGregor                      President-Inside Distribution

     Thomas R. Moore                       Secretary

     Benji Orr                             Deputy Anti-Money Laundering
                                           Officer

     Scott R. Plummer                      Chief Counsel

     Julie A. Ruether                      Chief Compliance Officer

     Mark E. Schwarzmann                   Director, President and
                                           Chief Executive Officer

     William F. Truscott                   Director and Vice President

     Andrew Washburn                       Vice President

* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 29(c)

Ameriprise Financial Services, Inc., the principal underwriter during the Registrant's last fiscal year, was paid the following commissions:


                      NET UNDERWRITING
NAME OF PRINCIPAL     DISCOUNTS AND        COMPENSATION ON    BROKERAGE
UNDERWRITER           COMMISSIONS          REDEMPTION         COMMISSIONS    COMPENSATION
Ameriprise            $290,026,122          None              None           None
Financial Services,
Inc.


Item 30.  Location of Accounts and Records

          RiverSource Life Insurance Company
          829 Ameriprise Financial Center
          Minneapolis, MN 55474

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

          (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

          (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1998). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

          (e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 24th day of April, 2007.


                           RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                           By RiverSource Life Insurance Company)
                                    (Sponsor)

                           By /s/  Timothy V. Bechtold*
                              --------------------------
                                   Timothy V. Bechtold
                                   President

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 24th day of April, 2007.

Signature                                     Title


/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Brian J. McGrane*                        Director, Executive
------------------------------------          Vice President and
     Brian J. McGrane                         Chief Financial Officer

/s/  Kevin E. Palmer*                         Director, Vice President and
-----------------------------------           Chief Actuary
     Kevin E. Palmer

/s/  Mark E. Schwarzmann*                     Director, Chairman of the Board
------------------------------------          and Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
------------------------------------          Client Services
     Bridget M. Sperl

/s/  David K. Stewart*                        Vice President and Controller
------------------------------------
     David K. Stewart

* Signed pursuant to Power of Attorney dated Jan. 2, 2007 filed electronically herewith by:






/s/  Rodney J. Vessels
----------------------
     Rodney J. Vessels
     Assistant General Counsel

CONTENTS OF REGISTRATION STATEMENT AMENDMENT NO. 2 TO REGISTRATION STATEMENT NO. 333-139763.

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

     The Prospectus for:

          RiverSource(R) Innovations Select Variable Annuity
          RiverSource(R) Innovations Variable Annuity
          RiverSource(R) Innovations Classic Select Variable Annuity RiverSource(R) Innovations Classic Variable Annuity
          RiverSource(R) Endeavor Select Variable Annuity
          RiverSource(R) New Solutions Variable Annuity
          Evergreen Essential(SM) Variable Annuity
          Evergreen New Solutions Select Variable Annuity
          Evergreen New Solutions Variable Annuity
          Wells Fargo Advantage(R) Select Variable Annuity

Part B.

     The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2007 filed electronically as Part B to Post-Effective Amendment No. 1 to Registration Statement No. 333-139760 on or about April 24, 2007 is incorporated by reference.


Part C.

     Other Information.

     The signatures.

     Exhibits